Registration Nos. 333-17217 and 811-07953

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 30, 2013

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 101	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 104	☒

(Check appropriate box or boxes)

EQ ADVISORS TRUST

(formerly 787 Trust)

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (212) 554-1234

Patricia Louie, Esq.

Executive Vice President and General Counsel

AXA Equitable Funds Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and address of agent for service)

Please send copies of all communications to:

Clifford J. Alexander, Esq.

Mark C. Amorosi, Esq.

K&L Gates LLP

1601 K Street N.W.

Washington, D.C. 20006

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

Title of Securities Being Registered: Class IB and Class K Shares of Beneficial Interest

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on October 7, 2013 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a) of Rule 485
☐	75 days after filing pursuant to paragraph (a)

if appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EQ ADVISORS TRUST

CONTENTS OF REGISTRATION STATEMENT

This registration statement is comprised of the following:

Cover Sheet

Contents of Registration Statement

Part A – Prospectus for EQ/Convertible Securities Portfolio and AXA SmartBetaTM Equity Portfolio, Prospectus for EQ/Energy ETF Portfolio and EQ/Low Volatility Global ETF Portfolio, and Prospectus for All Asset Aggressive - Alt 50 Portfolio and All Asset Aggressive – Alt 75 Portfolio (collectively, “New Portfolios”).

Part B – Statement of Additional Information as revised to include the New Portfolios.

Part C – Other Information

Signature Page

Exhibits

EQ Advisors TrustSM

Prospectus dated October 7, 2013

This Prospectus describes two (2) Portfolios* offered by EQ Advisors Trust (the “Trust”) and the Class IB and Class K shares offered by the Trust on behalf of the Portfolios. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

AXA SmartBetaTM Equity Portfolio

EQ/Convertible Securities Portfolio

*	Not all of these Portfolios may be available as an investment in your variable life or annuity product or under your retirement plan. Please consult your product prospectus or retirement plan documents to see which Portfolios are available under your contract or plan.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

IA/IB/K Master

(558194)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

AXA SmartBetaTM Equity Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA SmartBetaTM Equity Portfolio	Class IB Shares*	Class K Shares*
Management Fee	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.35%	0.35%
Total Annual Portfolio Operating Expenses	1.30%	1.05%
Fee Waiver and/or Expense Reimbursement†	–0.05%	–0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	1.00%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through October 21, 2014 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.25% for Class IB shares and 1.00% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after October 21, 2014.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IB Shares	$127	$407
Class K Shares	$102	$329

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities of U.S. companies and foreign companies in developed markets. The Portfolio may invest in large, mid and small capitalization companies and will be broadly diversified across companies and industries. Equity securities in which the Portfolio may invest include common stocks, preferred stocks, warrants, American Depositary Receipts and similar instruments.

The Adviser believes that investing in equity markets using a traditional indexing approach exposes the investor to general market risk, including concentration in the largest capitalization securities in the applicable index, volatility and unpredictable earnings that, over a market cycle, do not necessarily provide optimal returns. In the Adviser’s view, market return, or “beta,” can be achieved with less exposure to general market risk. The Adviser’s SmartBetaTM Equity strategy seeks to achieve, over a full market cycle, above-market returns with less volatility compared to the equity markets as a whole.

The Adviser’s strategy differs from a traditional indexing approach under which a portfolio generally invests in all or a representative sample of the securities in the applicable index and weights those securities according to their market capitalization weightings. In constructing the portfolio, the Adviser begins with a universe of global developed market equity securities. The Adviser then uses computer-aided quantitative analysis to identify securities for investment. This is accomplished through the application of proprietary filters which interact to analyze individual issuer data for such risk factors as lower earnings quality, higher price volatility, speculation and distress. Those securities that pass the filters are assigned a preliminary weighting in the portfolio. The Adviser next applies a proprietary diversification methodology which is designed to produce a weighting scheme that reduces concentration risk by applying a greater level of diversification to the largest securities (by market capitalization) that progressively lessens with smaller capitalization companies. The Adviser may apply this investment selection process to invest in emerging market equity securities. The Adviser may sell a security for a variety of reasons, such as if its fundamentals no longer meet the Adviser’s criteria, to secure gains, limit losses, or redeploy assets into securities believed to offer superior investment opportunities.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and

EQ Advisors Trust	About the investment portfolios	3

without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P. and AXA Investment Managers, Inc., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Investment Strategy Risk: The market may reward certain investment characteristics or risks for a period of time and not others. The returns for a specific investment characteristic or risk may vary significantly relative to other characteristics or risks and may increase or decrease significantly during different phases of a market cycle. A portfolio comprised of stocks intended to reduce exposure to uncompensated risk may not produce investment exposure that is less sensitive to a change in the broad market price level and may not accurately estimate the risk/return outcome of stocks. Portfolio stocks may exhibit higher volatility than the Adviser expects or underperform the markets. The Adviser’s strategy may result in the Portfolio underperforming the general securities markets, particularly during periods of strong positive market performance.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Quantitative Investing Risk: The success of the Portfolio’s investment strategy depends largely on the effectiveness of the Adviser’s quantitative model for screening securities for investment. Securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect value. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Risk/Return Bar Chart and Table

Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

4	About the investment portfolios	EQ Advisors Trust

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer FMG LLC	October 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	October 2013
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	October 2013
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	October 2013

Adviser: AXA Rosenberg Investment Management LLC (“AXA Rosenberg” or the “Adviser”)

Portfolio Managers: The members of the team primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Kevin Chen, CFA®	Pan Asia Chief Investment Officer	October 2013
Gideon Smith, CFA®	Europe Chief Investment Officer	October 2013
Will Jump, CFA®	Americas Chief Investment Officer	October 2013

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	5

EQ/Convertible Securities Portfolio – Class IB and K Shares

Investment Objective: Seeks a high level of total return.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Convertible Securities Portfolio	Class IB Shares*	Class K Shares*
Management Fee	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.40%	0.40%
Acquired Fund Fees and Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	1.47%	1.22%
Fee Waiver and/or Expense Reimbursement†	–0.05%	–0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.42%	1.17%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through October 21, 2014 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.30% for Class IB shares and 1.05% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after October 21, 2014.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. The Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IB Shares	$145	$460
Class K Shares	$119	$382

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of convertible securities. A convertible security is generally a bond, preferred stock or other security that may be converted within a specified period of time and at a pre-stated price or formula into common stock of the same or a different issuer. By investing in convertible securities, the Portfolio seeks the opportunity to participate in the capital appreciation of the underlying common stocks, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility. The Portfolio’s convertible securities may include investment grade securities (i.e., those securities that are rated at least BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”)), below investment grade securities (commonly know as “junk bonds”) (i.e., those securities that are rated BB or lower by S&P or Fitch or Ba or lower by Moody’s) or securities that are not rated by a securities rating organization. Many convertible securities are rated below investment grade and the Portfolio may invest up to 80% of its assets in securities that are rated below investment grade or those that are not rated but deemed to be of comparable quality by the Adviser. The Portfolio may retain the common stock issued upon conversion to permit its orderly sale or for other purposes. The Portfolio may invest up to 15% of its net assets in illiquid securities and up to 10% of its net assets in securities of foreign issuers.

The Portfolio’s assets normally are allocated among two portions, each of which is managed using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and the other portion of the Portfolio invests in ETFs that are passively managed and that meet the investment objective of the Portfolio (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 70% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 30% of the Portfolio’s net assets. These percentages can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Active Allocated Portion of the Portfolio invests primarily in convertible securities of U.S. companies of any size; however, the Adviser may, from time to time, focus investments in small- and mid-capitalization companies. In choosing investments for the Portfolio, the Adviser to the Active Allocated Portion utilizes a quantitative screening

6	About the investment portfolios	EQ Advisors Trust

process to identify convertible securities for potential investment. Once a security is identified, the Adviser evaluates the security’s characteristics such as structure, terms and liquidity, as well as quantitative factors such as fair value, expected equity participation, total return profile and implied credit spreads. The Adviser then engages in an in-depth analysis of those securities that satisfy prior screens including analysis of such factors as the issuer’s management, financial condition and competitive position to select investments. The Adviser may sell a security for a variety of reasons, including unexpected results (e.g., decrease in price) or changes in the credit assessment of the company (e.g., credit ratings) or to invest in other securities believed to offer superior investment opportunities. The Portfolio may engage in active and frequent trading to achieve its investment objective.

The ETF Allocated Portion invests in exchange-traded funds (“ETFs”) that, in turn, invest in convertible securities. The ETF Allocated Portion currently invests in the SPDR® Barclays Convertible Securities ETF. The SPDR® Barclays Convertible Securities ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks U.S. convertible securities markets with outstanding issue sizes greater than $500 million. The Portfolio may invest in other ETFs that track convertible securities markets. An investor in the Portfolio will bear both the expenses of the Portfolio as well as the indirect expenses associated with the ETFs held by the ETF Allocated Portion.

Under normal circumstances, up to 20% of the Portfolio’s net assets may be invested in other securities including: (1) common stock, non-convertible preferred stock and other equity instruments; (2) non-convertible debt securities; and (3) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P. and AXA Investment Managers, Inc., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to interest rate risk and credit risk, are often lower-quality securities and are often issued by small to mid-capitalization companies. Convertible securities are normally “junior” securities which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Portfolio could lose its entire investment.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETF Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and lower-rated securities risk. ETFs may change their investment objectives or policies without the

EQ Advisors Trust	About the investment portfolios	7

approval of the Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Portfolio. Shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a portfolio’s debt securities generally declines. A portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Junk Bonds or Lower Rated Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a portfolio, which may result in higher fund expenses and lower total return.

Risk/Return Bar Chart and Table

Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

8	About the investment portfolios	EQ Advisors Trust

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the (i) selection, monitoring and oversight of the Portfolio’s Adviser, (ii) allocating assets among the Portfolio’s Allocated Portions, and (iii) the selection of investments in ETFs for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer FMG LLC	October 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	October 2013
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	October 2013
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	October 2013

Adviser: Palisade Capital Management, L.L.C. (“Palisade” or the “Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Elliot B. Stiefel, CFA®	Managing Director and Senior Portfolio Manager of Palisade	October 2013
William W. Lee	Portfolio Manager, Convertible Securities of Palisade	October 2013

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemptions requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring investment company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	9

2. More information on fees and expenses

Management Fees

Each Portfolio pays a fee to the Manager for management services. The Portfolios have not operated for a full fiscal year. The contractual rate of the management fee (as a percentage of each Portfolio’s average daily net assets) payable by each Portfolio is:

Portfolios	Annual Rate
AXA SmartBetaTM Equity	0.70%
EQ/Convertible Securities	0.70%

The Advisers are paid by the Manager. Changes to the advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval. A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management and advisory agreements with respect to the Portfolios will be available in the Trust’s Annual Report to Shareholders for the period ending December 31, 2013.

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, AXA SmartBetaTM Equity Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the Trust, plus an annual flat fee of $30,000 where the Portfolio’s total average annual net assets are less than $5 billion. The Trust’s asset-based administration fee for AXA SmartBetaTM Equity Portfolio is equal to an annual rate of 0.12% of the first $3 billion of total Trust average daily net assets, 0.11% of the next $3 billion, 0.105% of the next $4 billion, 0.10% of the next $20 billion and 0.0975% thereafter. For administrative services, in addition to the management fee, EQ/Convertible Securities Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the Trust, plus an annual flat fee of $32,500 where the Portfolio’s total average annual net assets are less than $5 billion. The Trust’s asset-based administration fee for EQ/Convertible Securities Portfolio is equal to an annual rate of 0.15% of the first $20 billion of the Trust’s Hybrid Portfolios’ (including EQ/AllianceBernstein Small Cap Growth, EQ/Franklin Core Balanced, EQ/Mutual Large Cap Equity, EQ/AXA Franklin Small Cap Value Core, EQ/Templeton Global Equity, EQ/Emerging Markets Equity PLUS, EQ/Equity Growth PLUS, EQ/Global Bond PLUS, EQ/Global Multi-Sector Equity, EQ/High Yield Bond, EQ/International Core PLUS, EQ/Large Cap Core PLUS, EQ/Large Cap Growth PLUS, EQ/Large Cap Value PLUS, EQ/Mid Cap Value PLUS, EQ/Natural Resources PLUS, EQ/Quality Bond PLUS, EQ/Real Estate PLUS and EQ/Convertible Securities Portfolios) aggregate average daily net assets, 0.110% of the next $5 billion, and 0.100% thereafter.

Expense Limitation Agreement

In the interest of limiting through October 21, 2014 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to the Portfolios (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolios listed below so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, fees and expenses of other investment companies in which a Portfolio invests, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) as a percentage of average daily net assets do not exceed the following respective expense ratios:

Expense Limitation Provisions

	Total Expenses Limited to (% of average daily net assets)
Portfolios	Class IB Shares	Class K Shares
AXA SmartBetaTM Equity	1.25%	1.00%
EQ/Convertible Securities	1.30%	1.05%

The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Portfolio will be charged such lower expenses.

10	More information on fees and expenses	EQ Advisors Trust

3. More information on strategies and risks

Strategies

Changes in Investment Objectives and Principal Investment Strategies

As described in this Prospectus, each Portfolio has its own investment objective, policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without shareholder approval. Except as otherwise noted, the investment policies and strategies of a Portfolio are not fundamental policies and may be changed without a shareholder vote. In addition, to the extent a Portfolio is new or is undergoing a transition (such as a rebalancing, or experiences large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.

The AXA SmartBetaTM Equity Portfolio has a policy that, under normal market conditions, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. EQ/Convertible Securities Portfolio has a policy that, under normal market conditions, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in convertible securities. These policies are subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio.

As described in this Prospectus, the Manager allocates the assets of the EQ/Convertible Securities Portfolio among two portions of the Portfolio, each of which is managed using different yet complementary investment strategies. The allocation percentage for the Portfolio is an asset allocation target established by FMG LLC to achieve the Portfolio’s investment objective and may be changed without shareholder approval. Actual allocations among the distinct portions of the Portfolio may vary from the amounts shown above by up to 15% of the Portfolio’s net assets. Each portion of the Portfolio may deviate temporarily from its asset allocation target for defensive purposes, in response to large inflows or outflows of assets to and from the Portfolio (e.g., in connection with asset allocation rebalancing transactions, reorganization transactions and separate account substitution transactions), or as a result of appreciation or depreciation of its holdings. FMG LLC rebalances each portion of the Portfolio as it deems appropriate.

Each Adviser has complete discretion to select portfolio securities for its Portfolio’s assets (or portion thereof), subject to the Portfolio’s investment objective, restrictions and policies and other parameters that may be developed from time to time by the Manager. In selecting investments, the Advisers use their proprietary investment strategies, which are summarized above in the section “Investments, Risks and Performance” for each Portfolio.

Palisade may use fundamental analysis in selecting securities for purchase or sale. Fundamental analysis generally involves the analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Additional Information about the Investment Strategies

The following provides additional information regarding the principal investment strategies discussed in the “Investments, Risks, and Performance — Principal Investment Strategy” section for each Portfolio, and additional investment strategies that a Portfolio may employ in pursuing its investment objective. The Portfolios also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).

Cash Management. Each Portfolio may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Manager. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies, as discussed in “— Securities of Other Investment Companies.” Generally, these securities offer less potential for gains than other types of securities.

Convertible Securities. The EQ/Convertible Securities Portfolio invests in convertible securities, including both convertible debt and convertible preferred stock. A convertible security is a generally a bond, preferred stock or other security that may be converted within a specified period of time and at a pre-stated price or formula into the common stock of the same or a different issuer. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its senior debt obligations. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities; (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

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Currency. The AXA SmartBetaTM Equity Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. Forward foreign currency exchange contracts (“forward contract”) are a type of derivative that may be utilized by the Portfolio. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement and no commissions are charged at any stage for trades. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives. Each Portfolio may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. In general terms, a derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of a Portfolio). Futures and options contracts (including futures and options on individual securities and equity and bond market indexes and options on futures contracts), swaps and forward contracts, and structured securities, including forward currency contracts, are examples of derivatives in which a Portfolio may invest. A Portfolio that engages in derivatives transactions may maintain a significant percentage of its assets in cash and cash equivalent instruments, which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Enhanced Convertible Securities. In addition to “plain vanilla” convertible securities, the EQ/Convertible Securities Portfolio may invest in a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these features include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer’s perspective, enhanced structures are designed to meet balance sheet criteria, maximize interest/dividend payment deductibility and reduce equity dilution. Examples of enhanced convertible securities include, but are not limited to, mandatory convertible securities, “equity-linked” securities, convertible trust preferred securities, exchangeable securities, and zero coupon and deep discount convertible bonds.

Equity Securities. Each Portfolio may invest in equity securities. Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and securities of real estate investment trusts.

Exchange Traded Funds. The EQ/Convertible Securities Portfolio invests in ETFs. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, each ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Dow Jones, Russell or Morgan Stanley Capital International) selects as representative of a market, market segment, industry sector, country or geographic region. An ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, each ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. By investing in a Portfolio that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses.

Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The EQ/Convertible Securities Portfolio may rely on these exemptive orders in investing in ETFs.

Fixed Income Securities. Each Portfolio may invest in short- and long-term fixed income securities in pursuing its investment objective and for other portfolio management purposes, such as to manage cash. Fixed income securities are debt securities such as bonds, notes, debentures and commercial paper. Domestic and foreign governments, banks and companies raise cash by issuing or selling debt securities to investors. Most debt securities pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors receive their principal back.

12	More information on strategies and risks	EQ Advisors Trust

Foreign Securities. Each Portfolio may invest in foreign securities, including securities of companies in emerging markets. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because the economic structures of these countries and markets are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Illiquid Securities. Each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that have no ready market.

Inflation-Indexed Bonds. Each Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond is considered taxable ordinary income to an investing Portfolio, which generally must distribute the amount of that income for federal income tax purposes, even though it does not receive the principal until maturity.

Because market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the relevant index (e.g., the Barclays World Government Inflation-Linked Index (hedged)) will be calculated using the same conversion factors.

Investment Grade Securities. Each Portfolio may invest in investment grade debt securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable Adviser to be of comparable quality. Securities with lower investment grade ratings, while normally exhibiting adequate protection parameters, have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Junk Bonds or Lower Rated Securities. The EQ/Convertible Securities Portfolio may invest in below investment grade debt securities. Securities rated below investment grade (i.e., BB or lower by S&P or Fitch, Ba or lower by Moody’s or deemed to be of comparable quality by the Adviser) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. “Junk bonds” are usually issued by companies without long track records of sales and earnings or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value.

Large-Cap Companies. Each Portfolio may invest in the securities of large-cap companies. These companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes.

Mid-Cap, Small-Cap and Micro-Cap Companies. Each Portfolio may invest in the securities of mid-, small- and micro-cap companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources or to depend on a small, inexperienced management group. Generally, they are more vulnerable than larger companies to adverse business or economic developments and their securities may be less well-known, trade less frequently and in more limited volume than the securities of larger more established companies.

Portfolio Turnover. The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives.

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Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Preferred Stocks. Each Portfolio may invest in preferred stock. Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. Preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance.

Temporary Defensive Investments. For temporary defensive purposes in response to adverse market, economic, political or other conditions each Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its investment goal.

U.S. Government Securities. Each Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

In August 2011, S&P downgraded its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. The downgrade by S&P could lead to subsequent downgrades by S&P or downgrades by other credit rating agencies. Both Fitch and Moody’s, which currently have assigned their highest credit ratings to the U.S., have a negative outlook for those credit ratings. These developments, and the government’s credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country’s ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by a Portfolio.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different risks than another investment company. Some of the risks, including principal risks, of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio’s investment results. There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

General Investment Risks: Each Portfolio is subject to the following risks:

Adviser Selection Risk: The risk that the Manager’s process for selecting or replacing an Adviser and its decision to select or replace an Adviser does not produce the intended results.

Asset Class Risk: There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Issuer-Specific Risk: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Large Shareholder Risk. A significant percentage of a Portfolio’s shares may be owned or controlled by the Manager and its affiliates, other Portfolios that are advised by the Manager (including funds of funds), or other large shareholders, including primarily insurance company separate accounts and qualified plans. Accordingly, a Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by affiliates of the Manager. These inflows and outflows may be frequent and could negatively affect a Portfolio’s net asset value and performance and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for a Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect a Portfolio’s ability to meet shareholder redemption requests or could limit a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. In addition, these inflows and outflows could increase a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause a Portfolio’s actual expenses to increase, or could result in a Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic

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conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Portfolio Management Risk: The risk that strategies used by the Advisers and their securities selections fail to produce the intended results. In addition, the Portfolios are available through Contracts offered by insurance company affiliates of the Manager, and the Portfolios may be used to fund all or a portion of certain benefits available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits, the Manager’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Manager may be subject to potential conflicts of interest in connection with providing advice to, or developing strategies and models used to manage a Portfolio. The performance of Portfolios managed or designed by the Manager may impact the obligations and financial exposure of its insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option and the ability of an insurance company affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these guarantees. The Manager’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or the models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles) that could reduce potential losses and/or mitigate financial risks to insurance companies affiliates that provide the guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide guarantees under its Contracts, including by making more predictable the costs of the guarantees and by reducing the regulatory capital needed to provide them. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Recent Market Conditions Risk. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including the Portfolios. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, and issuers that have exposure to the real estate, mortgage, and credit markets and the sovereign debt of certain nations or their political subdivisions have been particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. These market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility, and, in some cases, credit downgrades and increased likelihood of default. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide.

In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. These conditions could negatively impact the value and liquidity of a Portfolio’s investments and cause it to lose money.

The situation in the financial markets has resulted in calls for increased regulation. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) has initiated a revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; new rules for derivatives trading; and the registration and additional regulation of hedge and private equity fund managers. The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (e.g., the Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have been active in proposing and adopting regulations and guidelines on the use of derivatives by market participants, including mutual funds. The CFTC recently adopted a revision to one of its rules that as revised either restricts the use of derivatives by mutual funds or requires a mutual fund’s adviser to register as a commodity pool operator. The SEC is reviewing its current guidelines on the use of derivatives by mutual funds and may issue new guidelines. It is not clear whether or when such new guidelines will be published or what the content of such guidelines may be. Instruments in which a Portfolio may invest, or the issuers of such instruments, may be negatively affected by the new legislation and regulation in

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ways that are unforeseeable. Although a portion of the implementing regulations have been finalized, the ultimate impact of the Dodd-Frank Act is not yet certain.

The U.S. federal government and certain foreign central banks have taken actions to support financial markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth, at least in the short to medium term. The ultimate effect of these efforts is only beginning to reveal itself. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Changes in government policies may exacerbate the markets’ difficulties and withdrawal of this support, or other policy changes by governments or central banks, could adversely impact the value and liquidity of certain securities.

As indicated in “About the Investment Portfolios – Investments, Risks and Performance,” a particular Portfolio may be subject to the following as principal risks. In addition, to the extent a Portfolio invests in a particular type of investment, it will be subject to the risks of such investment as described below:

Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to interest rate risk and credit risk, are often lower-quality securities and are often issued by small to mid-capitalization companies. Convertible securities are normally “junior” securities which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Portfolio could lose its entire investment.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which may be reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default. U.S. government securities held by a Portfolio are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a Portfolio owns do not extend to shares of the Portfolio themselves.

Debt Securities Ratings Risk: The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are accurate. Recently, proposed legislation and regulations to reform rating agencies may adversely impact a Portfolio’s investments or investment process.

Derivatives Risk: A derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference, rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities). Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or an Adviser’s ability to accurately forecast movements in the market relating to the underlying reference asset, rate or index. If the Manager or an Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a Portfolio’s derivatives position could lose value. A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments and may reduce the Portfolio’s returns. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to a number of risks such as leveraging risk, liquidity risk, interest rate risk, market risk, counterparty credit risk and also involve the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by a Portfolio, especially in abnormal market conditions. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock

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market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of a Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A Portfolio also could suffer losses related to its derivatives positions as a result of undervalued market movements, which losses are potentially unlimited. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, certain over-the-counter derivatives do not have liquidity beyond the counterparty to the transaction, and because they may not be traded on exchanges, they may not offer the protections provided by exchanges in the event that the counterparty is unable to fulfill its contractual obligation. Such over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective.

There have been numerous recent legislative and regulatory initiatives to implement a new regulatory framework for the derivatives markets. New rules may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly, and may otherwise adversely impact the performance and value of derivatives.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETF Risk: A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and the ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and lower-rated securities risk. ETFs may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Portfolio. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance to not match the performance of its index. An ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the ETF could result in a greater decline in net asset value than would be the case if the ETF held all of the securities in the index. To the extent the assets in the ETF are smaller, these risks will be greater. No ETF fully replicates its index and an ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. Moreover, there is the risk that an ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic

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systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private countries. Therefore, a portfolio may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries. Investments in frontier markets may be subject to a greater risk of loss than investments in more developed and traditional emerging markets.

European Economic Risk: The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires Euro zone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade and other areas, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. Recently, the European financial markets have been negatively impacted by rising government debt levels; possible default on or restructuring of sovereign debt in several European countries, including Cyprus, Greece, Ireland, Italy, Portugal and Spain; and economic downturns. European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe have adversely affected the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners.

Geographic Risk: A Portfolio that may invest a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

International Fair Value Pricing Risk: A Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Portfolio’s net asset value is determined. If such arbitrage attempts are successful, the Portfolio’s net asset value might be diluted. A Portfolio’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the Board of Trustees believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Board of

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Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement a Portfolio’s investment strategy (e.g., reducing the volatility of the Portfolio’s share price) or achieve its investment objective.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration. During periods of falling interest rates, an issuer of a callable bond may “call” or repay a security before its stated maturity and a Portfolio may have to reinvest the proceeds at lower interest rates, resulting in a decline in Portfolio income. Inflation-indexed bonds, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest rates have been unusually low in recent years.

Investment Grade Securities Risk: Debt securities commonly are rated by national bond ratings agencies. A portfolio considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s or, if unrated, are deemed to be of comparable quality by an Adviser. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Investment Strategy Risk: The market may reward certain investment characteristics or risks for a period of time and not others. The returns for a specific investment characteristic or risk may vary significantly relative to other characteristics or risks and may increase or decrease significantly during different phases of a market cycle. A portfolio comprised of stocks intended to reduce exposure to uncompensated risk may not produce investment exposure that is less sensitive to a change in the broad market price level and may not accurately estimate the risk/return outcome of stocks. Portfolio stocks may exhibit higher volatility than the Adviser expects or underperform the markets. The Adviser’s strategy may result in the Portfolio underperforming the general securities markets, particularly during periods of strong positive market performance.

Investment Style Risk: An Adviser may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Portfolio’s share price.

Junk Bonds or Lower Rated Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, are deemed to be of comparable quality by an Adviser.) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. “Junk Bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing

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the asset base upon which the Portfolio expenses can be spread and possibly reducing the Portfolio’s rate of return.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Judgment plays a greater role in pricing illiquid investments than it does in pricing investments having more active markets.

Mid-Cap, Small-Cap and Micro-Cap Company Risk: A Portfolio’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and microcap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small-and micro-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid- and small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-and micro-cap companies than for mid-cap companies.

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease. In addition, a money market portfolio is subject to the risk that the value of an investment may be eroded over time by inflation.

New Fund Risk. The Portfolios offered by this Prospectus are new and, as of the date of this Prospectus, have no operating history. The Portfolios may not be successful in implementing their investment strategy or may not employ a successful investment strategy, and there can be no assurance that such Portfolios will grow to or maintain an economically viable size, which could result in a Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Prepayment and Extension Risks: The risk that the principal on securities held by a Portfolio may be prepaid, which generally will reduce their yield and marked value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. To the extent that a Portfolio invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Portfolio’s investments to decline.

Quantitative Investing Risk: The success of the AXA SmartBetaTM Equity Portfolio’s investment strategy depends largely on the effectiveness of the Adviser’s quantitative model for screening securities for investment. Securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect value. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. Data for some companies, particularly for non-U.S. companies, may be less available and/or less current than data for companies in other markets. There may also be errors in the computer code for the quantitative model or issues relating to the computer systems used to screen securities. The Adviser’s stock selection can be adversely affected if it relies on erroneous or outdated data or flawed models or computer systems. As a result, the Portfolio may have a lower return than if the Portfolio were managed using a fundamental analysis or an index based strategy that did not incorporate quantitative analysis.

Repurchase Agreements Risk: A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the security at the desired time.

Unrated Debt Securities Risk: Unrated debt securities determined by an Adviser to be of comparable quality to rated securities may be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.

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4. Management of the Trust

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios.

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among seventy-seven (77) Portfolios, sixty-three (63) of which have authorized Class IA, Class IB and Class K shares and the remaining fourteen (14) of which are only authorized to issue Class IB and Class K shares. This Prospectus describes the Class IB and Class K shares of two (2) Portfolios. Each Portfolio has its own investment objective, investment strategies and risks, which have been previously described in this Prospectus.

The Manager

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, is the Manager to each Portfolio. FMG LLC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. FMG LLC also is registered with the CFTC as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended; however, FMG LLC currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to each Portfolio offered by this Prospectus. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. FMG LLC is a wholly owned subsidiary of AXA Equitable. AXA Equitable is a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. FMG LLC serves as the investment adviser to mutual funds and other pooled investment vehicles, and had $89 billion in assets under management as of December 31, 2012.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios. With respect to the AXA SmartBetaTM Equity Portfolio, the Manager’s management responsibilities include the selection and monitoring of Advisers for the Portfolios. With respect to the EQ/Convertible Securities Portfolio, the Manager’s management responsibilities include the selection and monitoring of Advisers for the Portfolios, determining the allocation of assets between the actively and passively managed portions of the Portfolio, and managing the ETF Allocated Portion of the Portfolio (including selecting ETFs in which the Portfolio invests).

The Manager plays an active role in monitoring each Portfolio (or portion thereof) and Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Adviser’s portfolio management team to determine whether its investment activities remain consistent with the Portfolios’ investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser’s overall business. The Manager monitors continuity in the Adviser’s operations and changes in investment personnel and senior management. The Manager performs due diligence reviews with each Adviser no less frequently than annually.

The Manager obtains detailed, comprehensive information concerning Portfolio (or portion thereof) and Adviser performance and Portfolio (or portion thereof) operations that is used to supervise and monitor the Advisers and the Portfolio (or portion thereof) operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which Portfolio (or portion thereof) performance is measured.

The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the Portfolios (or portion thereof). The Manager may appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees. The Manager also may allocate a Portfolio’s assets to additional Advisers subject to the approval of the Trust’s Board of Trustees and has discretion to allocate each Portfolio’s assets among a Portfolio’s current Advisers. The Manager recommends Advisers for each Portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers.

If the Manager appoints, dismisses or replaces an Adviser to a Portfolio or adjusts the asset allocation among Advisers in a Portfolio the affected Portfolio may experience a period of transition during which the securities held in the Portfolio may be repositioned in connection with the change in Adviser(s). A Portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change(s). Generally, transitions may be implemented before or after the effective date of the new Adviser’s appointment as an adviser to the Portfolio, and may be completed in several days to several weeks, depending on the particular circumstances of the transition. In addition, the past performance of a Portfolio is not necessarily an indication of future performance. This may be particularly true for any Portfolios that have undergone Adviser changes and/or changes to the investment objectives or policies of the Portfolio.

The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

A committee of FMG LLC investment personnel is (i) primarily responsible for the selection, monitoring and oversight of each Portfolio’s Adviser and (ii) with respect to the EQ/Convertible Securities Portfolio, determines the allocation of assets between the actively and passively

EQ Advisors Trust	Management of the Trust	21

managed portions of the Portfolio and manages the ETF Allocated Portion of the Portfolio.

Kenneth T. Kozlowski, CFP®, CHFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Senior Vice President of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. He has served as Vice President of the Trust from June 2010 to present. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the ETF Allocated Portions since May 25, 2007. Mr. Kozlowski served as Chief Financial Officer and Treasurer of the Trust from 2002 to 2007.

Alwi Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Vice President of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of the Trust since 2007.

Xavier Poutas, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2011 and as Assistant Vice President of AXA Equitable since November 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds currently managed by FMG LLC.

Adam M. Cohen, CFA® has served as Portfolio Manager of FMG LLC since January 2013. He served as Investment Analyst from September 2010 through December 2012. Prior to that, he served as Compliance Director of FMG LLC from October 2008 to September 2010.

The Manager has received an exemptive order from the SEC to permit it and the Trust’s Board of Trustees to appoint, dismiss and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust’s Board of Trustees, to appoint, dismiss and replace Advisers and to amend advisory agreements without obtaining shareholder approval. If a new Adviser is retained for a Portfolio, shareholders will receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein L.P., AXA Investment Managers, Inc., and AXA Rosenberg, unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected Portfolio’s shareholders.

The Advisers

Each Portfolio’s investments are selected by the Advisers, which act independently of one another. The following describes each Portfolio’s Advisers and portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Portfolio is available in the Trust’s SAI.

AXA Rosenberg, 4 Orinda Way, Bldg. E, Orinda, California 94563, serves as the Adviser to the AXA SmartBeta™ Equity Portfolio. AXA Rosenberg is a wholly-owned subsidiary of AXA Rosenberg Group LLC, which is a wholly-owned subsidiary of AXA Investment Managers SA. As of June 30, 2013, AXA Rosenberg had approximately $23 billion in assets under management.

Will Jump, CFA® is Americas Chief Investment Officer of AXA Rosenberg and is primarily responsible for the management of the AXA SmartBeta™ Equity Portfolio. Since joining AXA Rosenberg in 1990, he has held a number of positions including Director of Market Neutral Strategies, Director of Global Product Strategy, Chief Technology Officer, and Europe CEO. Most recently, he served as a senior research director at AXA Rosenberg.

Gideon Smith, CFA® is Europe Chief Investment Officer of AXA Rosenberg and oversees the implementation of the SmartBeta™ Equity strategies. Since joining AXA Rosenberg in 1998, he has held a number of positions including Europe Deputy Chief Investment Officer, Director of Client Services and Head of Strategy Engineering for Europe.

Kevin Chen, CFA® is Pan Asia Chief Investment Officer of AXA Rosenberg. Since joining AXA Rosenberg in 1999, he has served as portfolio engineer, America’s Deputy Chief Investment Officer, and Asia Pacific Chief Investment Officer.

Palisade, One Bridge Plaza, Fort Lee, NJ 07024, serves as the Adviser for the EQ/Convertible Securities Portfolio. Palisade manages institutional and private accounts with total assets under management of approximately $4.0 billion as of June 30, 2013.

Elliot B. Stiefel, CFA® is a Managing Director and Senior Portfolio Manager of Palisade and oversees the strategy and day-to-day management of Palisade’s convertible strategies. Prior to joining Palisade in 2004, he was a portfolio manager at Cameron Capital Management. His previous experience includes portfolio management and trader/analyst positions at Jamie Securities, Dean Witter Reynolds, LIT America, PaceSetter I, LP and Clinton Group. Mr. Stiefel is a member of Palisade’s Investment Policy Committee.

William W. Lee is Portfolio Manager, Convertible Securities of Palisade. Prior to joining Palisade in 2006, he was a portfolio manager at Loxias Fund Management, a capital structure arbitrage hedge fund. He was a director in the mergers and acquisitions group at Sony Corporation of America, an investment banking associate at Lehman Brothers and an equity analyst at Delphi Management.

22	Management of the Trust	EQ Advisors Trust

Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court of the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“Sivolella Litigation”). The lawsuit was filed derivatively on behalf of eight Portfolios of the Trust: EQ/Common Stock Index Portfolio; EQ/Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; EQ/Large Cap Value PLUS Portfolio; EQ/Global Multi-Sector Equity Portfolio; EQ/Mid Cap Value PLUS Portfolio; EQ/Intermediate Government Bond Index Portfolio; and EQ/GAMCO Small Company Value Portfolio (the “Sivolella Portfolios”). The lawsuit seeks recovery under Section 36(b) of the 1940 Act, for alleged excessive fees paid to FMG LLC and AXA Equitable (the “Defendants”) for investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs and fees. In October 2011, FMG LLC and AXA Equitable filed a motion to dismiss the complaint. In November 2011, the Plaintiff filed an Amended Complaint seeking the same relief, but adding new claims under (1) Section 26(f) of the 1940 Act alleging that the variable annuity contracts sold by the Defendants charged excessive management fees, and seeking restitution and rescission of those contracts under Section 47(b) of the 1940 Act; and (2) a claim for unjust enrichment. The Defendants filed a motion to dismiss the Amended Complaint in December 2011. In May 2012, Plaintiff voluntarily dismissed the Section 26(f) claim seeking restitution and rescission under Section 47(b). In September 2012, the United States District Court for the District of New Jersey denied the motion to dismiss the Amended Complaint as it related to the Section 36(b) claim and granted the motion as it related to the unjust enrichment claim.

In January 2013, a second lawsuit against FMG LLC was filed in the United States District Court for the District of New Jersey by a group of Plaintiffs asserting substantially similar claims under Section 36(b) and seeking substantially similar damages as in the Sivolella Litigation. The lawsuit, entitled Glenn D. Sanford, et al. v. AXA Equitable Funds Management Group, LLC (“Sanford Litigation”), was filed derivatively on behalf of the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/T. Rowe Price Growth Stock Portfolio, the EQ/Global Bond PLUS Portfolio, and the EQ/Core Bond Index Portfolio, in addition to four of the Sivolella Portfolios. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the court consolidated the two lawsuits.

In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as the Administrator of the Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs, and fees.

On November 1, 2010, the Trust, and several of its Portfolios, were named as defendants and putative members of the proposed defendant class of shareholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust, and several of its Portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

On July 1, 2011, retiree participants in certain Tribune-defined compensation plans (the “Retirees”) initiated a lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Retiree Suit”). This Retiree Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

On August 24, 2011, the trustees of certain trusts that hold notes issued by Tribune Company (the “Noteholders”) initiated a separate lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Noteholder Suit”). This Noteholder Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit, the Retiree Suit, and the Noteholder Suit have each been consolidated with a number of related lawsuits filed by the Noteholders and Retirees around the United States into a single multi-district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio and the EQ/Mid Cap Value PLUS Portfolio are named as defendants in the Noteholder Suit and the Retiree Suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio, the EQ/Mid Cap Value PLUS Portfolio, the EQ/Large Cap Core PLUS Portfolio, the EQ/Small Company Index II Portfolio, the EQ/Common Stock Index II Portfolio, and EQ Advisors Trust are all putative members of the proposed defendant class of shareholders in the Committee’s suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisition Portfolio, the EQ/Large Cap Core PLUS Portfolio, and EQ Advisors Trust are also named separately in the Committee’s suit, in the event it is not certified as a class action. The amounts paid to the above six Portfolios in connection with the public tender offers were approximately: (i) the EQ/Equity 500 Index Portfolio – $1,740,800; (ii) the EQ/GAMCO Mergers and Acquisitions Portfolio – $1,122,000; (iii) the EQ/Mid Cap Value PLUS Portfolio – $2,992,000; (iv) the EQ/Large Cap Core PLUS Portfolio – $64,600; (v) the

EQ Advisors Trust	Management of the Trust	23

EQ/Small Company Index II Portfolio – $61,200; and (vi) the EQ/Common Stock Index II Portfolio – $18,360.

The lawsuits do not allege any misconduct by the Trust or its Portfolios. Motions to dismiss the suits filed by the Noteholders and the Retirees based on certain limited defenses are currently pending before the United States District Court for the Southern District of New York. The Portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Portfolios, the payment of such judgments or settlements could have an adverse effect on each Portfolio’s net asset value.

24	Management of the Trust	EQ Advisors Trust

5. Fund distribution arrangements

The Trust offers two classes of shares on behalf of two (2) Portfolios in this Prospectus: Class IB and Class K shares. AXA Distributors, LLC (“AXA Distributors”) serves as the distributor for the Class IB and Class K shares offered by this Prospectus. Each class of shares is offered and redeemed at its net asset value without any sales load. AXA Distributors is an affiliate of FMG LLC. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA and Class IB shares. Under the Distribution Plan, the Class IA and Class IB shares of the Trust are charged an annual fee to compensate AXA Distributors for promoting, selling and servicing shares of the Portfolios. The maximum annual distribution and/or service (12b-1) fee for each Portfolio’s Class IB shares is 0.25% of the average daily net assets attributable to Class IB shares. Because these fees are paid out of the Portfolio’s assets on an on going basis, over time, the fees for Class IB shares will increase your cost of investing and may cost you more than other types of charges.

The distributor may receive payments from certain Advisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Advisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the Advisers with increased access to persons involved in the distribution of the Contracts. The distributor also may receive marketing support from the Advisers in connection with the distribution of the Contracts.

EQ Advisors Trust	Fund distribution arrangements	25

6. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday), during an emergency as a result of which disposal or valuation of portfolio securities is not reasonably practicable or during other periods permitted by the SEC. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of a Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities, in securities of small- and mid-cap companies, or in high-yield securities tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-cap companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly, including omnibus accounts. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that Portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. The Trust aggregates inflows and outflows for each Portfolio on a daily basis. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take action to restrict the

26	Buying and selling shares	EQ Advisors Trust

availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, or an affiliate thereof or the Trust also may in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by FMG LLC.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

EQ Advisors Trust	Buying and selling shares	27

7. How portfolio shares are priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent.

•

A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold because foreign securities sometimes trade on days when a Portfolio’s shares are not priced.

Generally, Portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations.

•

Convertible bonds and unlisted convertible preferred stocks — valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange traded options last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued pursuant to the fair value procedures in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning reports, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

28	How portfolio shares are priced	EQ Advisors Trust

8. Dividends and other distributions and tax consequences

Dividends and other Distributions

The Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of the distributing class that Portfolio.

Tax Consequences

Each Portfolio is treated as a separate corporation, and intends to qualify each taxable year to be treated as a regulated investment company, for federal tax purposes. A Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A regulated investment company that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if a Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent that any Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for each Portfolio to maintain its regulated investment company status (and to satisfy certain other requirements), because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a ”look-through” rule in determining whether the Contracts indirectly funded by the Portfolio meet the investment diversification rules for separate accounts. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the Manager and the administrator of the Trust, therefore carefully monitors each Portfolio’s compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

EQ Advisors Trust	Dividends and other distributions and tax consequences	29

9. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Portfolio is, the less volatile it will be.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

30	Glossary of Terms	EQ Advisors Trust

10. Financial Highlights

Since the Portfolios have not commenced operations as of the date of this Prospectus, financial highlights are not available for the Portfolios.

EQ Advisors Trust	Financial Highlights	31

If you would like more information about the Portfolios, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that significantly affected the Portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ SAI.

To order a free copy of a Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about a Portfolio, or make shareholder inquiries, contact your financial professional, or the Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov.

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

100 F Street NE

Washington, D.C. 20549-1520.

Each business day, the Portfolios’ net asset values are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Contracts.

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2013 EQ Advisors Trust

EQ Advisors TrustSM

Prospectus dated October 7, 2013

This Prospectus describes two (2) Portfolios* offered by EQ Advisors Trust (the “Trust”) and the Class IB and Class K shares offered by the Trust on behalf of the Portfolios. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

EQ/Energy ETF Portfolio

EQ/Low Volatility Global ETF Portfolio

*	Not all of these Portfolios may be available as an investment in your variable life or annuity product or under your retirement plan. Please consult your product prospectus or retirement plan documents to see which Portfolios are available under your contract or plan.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

ETF

(559757)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

EQ/Energy ETF Portfolio – Class IB and K Shares

Investment Objective: Seeks long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Energy ETF Portfolio	Class IB Shares*	Class K Shares*
Management Fee	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.25%	0.25%
Acquired Fund Fees and Expenses	0.35%	0.35%
Total Annual Portfolio Operating Expenses	1.35%	1.10%
Fee Waiver and/or Expense Reimbursement†	–0.05%	–0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.30%	1.05%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Portfolio through October 21, 2014 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and investment vehicles in which the Portfolio invests, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 0.95% for Class IB shares and 0.70% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after October 21, 2014.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IB Shares	$132	$423
Class K Shares	$107	$345

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies in the energy sector through investments in exchange traded securities of other investment companies and investment vehicles (“exchange traded funds” or “ETFs”). The energy sector includes companies engaged in such activities as exploring, developing, mining, refining, producing, distributing, transporting, and dealing in conventional and alternative sources of energy; making and servicing component products for such activities; and energy research and development. The Portfolio may invest in ETFs that invest in equity securities of companies of any size in developed and emerging markets throughout the world. The Portfolio invests its assets in ETFs in accordance with weightings determined by AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”), the Portfolio’s investment manager.

ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, each ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Dow Jones, Russell or Morgan Stanley Capital International (“MSCI”)) selects as representative of a market, market segment, industry sector, country or geographic region. An ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, each ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. By investing in the Portfolio, you will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses. The ETFs in which the Portfolio may invest are referred to herein as the “Underlying ETFs”.

The Manager uses a two-stage allocation process to create an investment portfolio of ETFs for the Portfolio. The first stage involves a strategic allocation that is intended to achieve a desired risk/return profile for the Portfolio, while providing broad exposure to the energy sector. In this stage, the Manager decides what portion of the Portfolio’s assets should be invested in various industries within the energy sector and in which geographic regions based on an evaluation of the potential return characteristics and risks of the particular energy industries and geographic regions. Currently, the Portfolio intends to invest (through ETFs) approximately 90% of its assets in traditional energy

EQ Advisors Trust	About the investment portfolios	3

EQ/Energy ETF Portfolio (continued)

industries (e.g., oil and gas) and 10% of its assets in alternative energy industries (e.g., solar and wind). The Portfolio also intends to invest (through ETFs) approximately 90% of its assets in U.S. securities and 10% of its assets in foreign securities, including securities of companies in emerging market countries. These percentages can deviate by up to 15% of the Portfolio’s assets. The Manager may adjust these strategic allocations from time to time.

The second stage of this process involves the selection of Underlying ETFs to provide exposure to the energy industries and geographic regions identified as a result of the first stage of the investment process. The Manager seeks to select a combination of Underlying ETFs that together provide the targeted energy industry and geographic exposure for the Portfolio. In selecting the Underlying ETFs, the Manager also seeks to construct a diversified portfolio of ETFs that use a variety of indexing methodologies within the energy sector. Individual ETF weights are based on a variety of factors, including the Underlying ETF’s exposure to the desired energy industry or geographic region, investment objective(s), total return, portfolio holdings, volatility, expenses and liquidity. The Manager may sell an Underlying ETF for a variety of reasons, such as to invest in another security believed to offer superior investment opportunities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

•

Commodity Risk. Investments in certain companies, especially resource extraction and production companies, are sensitive to fluctuations in certain commodity markets, and changes in those markets may cause the Portfolio’s holdings to lose value. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, trade, political instability, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.

•

Concentration Risk. To the extent that a Portfolio concentrates in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Portfolio may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

•

Energy Sector Risk. The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact to a Portfolio’s holdings and the performance of the Portfolio.

•

Equity Risk. In general, stock and other equity security values fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

ETF Risk. A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging

4	About the investment portfolios	EQ Advisors Trust

markets securities risk and lower-rated securities risk. ETFs may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Portfolio. Shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected.

•

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

•

Large-Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Mid-Cap, Small-Cap and Micro-Cap Company Risk. Investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and a portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and microcap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small-and micro-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid- and small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-and micro-cap companies than for mid-cap companies.

•

Natural Resources Sector Risk. The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as

EQ Advisors Trust	About the investment portfolios	5

EQ/Energy ETF Portfolio (continued)

natural or man-made disasters, fire, drought, and increased regulatory and environmental costs.

•

Oil and Gas Sector Risk. The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas sector may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes, changes in exchange rates, interest rates, changes in prices for competitive energy services, economic conditions, tax treatment, government regulation and intervention, negative perception and unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property or imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Risk/Return Bar Chart and Table

Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	October 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	October 2013
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	October 2013
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	October 2013

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, and other affiliated or unaffiliated insurance companies and to the AXA Equitable 401k Plan. Shares also may be sold to tax-qualified retirement plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, Portfolios of AXA Premier VIP Trust and group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and certain other investors eligible under applicable tax regulations, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

6	About the investment portfolios	EQ Advisors Trust

EQ/Low Volatility Global ETF Portfolio – Class IB and K Shares

Investment Objective: Seeks long-term capital appreciation with lower absolute volatility than the broad equity markets.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Low Volatility Global ETF Portfolio	Class IB Shares*	Class K Shares*
Management Fee	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.25%	0.25%
Acquired Fund Fees and Expenses	0.25%	0.25%
Total Annual Portfolio Operating Expenses	1.25%	1.00%
Fee Waiver and/or Expense Reimbursement†	–0.05%	–0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	0.95%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Portfolio through October 21, 2014 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and investment vehicles in which the Portfolio invests, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 0.95% for Class IB shares and 0.70% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after October 21, 2014.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IB Shares	$122	$392
Class K Shares	$97	$313

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in exchange traded securities of other investment companies and investment vehicles (“exchange traded funds” or “ETFs”). The Portfolio invests primarily in ETFs that, in turn, invest substantially all of their assets in equity securities that have lower absolute volatility than the markets in which the ETF invests. Volatility is one way to measure risk and, in this context, refers to the tendency of investments and markets to fluctuate over time. Stocks that exhibit lower absolute volatility may, over a market cycle, be able to earn investment returns comparable to market returns but with less volatility than the markets. The Portfolio may invest in ETFs that invest in securities of companies of any size in developed and emerging markets throughout the world. Under normal market conditions, the Portfolio expects to invest in ETFs such that at least 40% of the Portfolio’s net assets will be invested in securities of issuers located in at least three countries (one of which may be the United States). The Portfolio invests its assets in ETFs in accordance with weightings determined by AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”), the Portfolio’s investment manager.

ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, each ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Dow Jones, Russell or Morgan Stanley Capital International (“MSCI”)) selects as representative of a market, market segment, industry sector, country or geographic region. An ETF portfolio generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, each ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. By investing in the Portfolio, you will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses. The ETFs in which the Portfolio may invest are referred to herein as the “Underlying ETFs”.

The Manager uses a two-stage asset allocation process to create an investment portfolio of ETFs for the Portfolio. The first stage involves a strategic asset allocation that is intended to achieve a desired risk/return profile for the Portfolio, while providing broad exposure to U.S. and foreign securities. In this stage, the Manager decides what portion of the Portfolio’s assets should be invested in various geographic regions and

EQ Advisors Trust	About the investment portfolios	7

EQ/Low Volatility Global ETF Portfolio (continued)

market capitalization segments based on an evaluation of the potential return characteristics and risks of the particular asset classes in which the Portfolio may invest. Currently, the Portfolio intends to invest (through ETFs) approximately 50% of its assets in U.S. securities. Among U.S. securities, the Portfolio intends to maintain approximately 30% exposure to large cap issuers and 20% to mid and small cap issuers. The Portfolio intends to invest (through ETFs) the remaining 50% of its assets in foreign securities, including maintaining approximately 15% exposure to securities of companies in emerging market countries. These percentages can deviate by up to 15% of the Portfolio’s assets. The Manager may adjust these strategic asset allocations from time to time.

The second stage of this process involves the selection of Underlying ETFs within each of the geographic regions and market capitalization segments identified as a result of the first stage of the investment process. The Manager seeks to select a combination of Underlying ETFs that together provided the targeted geographic and market capitalization exposure for the Portfolio. In selecting the Underlying ETFs, the Manager also seeks to construct a diversified portfolio of ETFs that provides exposure to various methodologies used to reduce volatility. Individual ETF weights are based on a variety of factors, including the Underlying ETF’s exposure to the desired geographic region or market cap segment, investment objective(s), total return, portfolio holdings, volatility, expenses and liquidity. The Manager may sell an Underlying ETF for a variety of reasons, such as to invest in another security believed to offer superior investment opportunities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

•

Equity Risk. In general, stock and other equity security values fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

ETF Risk. A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and lower-rated securities risk. ETFs may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Portfolio. Shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected.

•

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

8	About the investment portfolios	EQ Advisors Trust

Depositary Receipts Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

•

Large-Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Mid-Cap, Small-Cap and Micro-Cap Company Risk. Investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and a portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small-and micro-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid- and small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-and micro-cap companies than for mid-cap companies.

•

Volatility Risk. The Underlying ETFs selected by the Manager may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that the Portfolio may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile.

Risk/Return Bar Chart and Table

Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	October 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	October 2013
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	October 2013
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	October 2013

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, and other affiliated or unaffiliated insurance companies and to the AXA Equitable 401k Plan. Shares also may be sold to tax-qualified retirement plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, Portfolios of AXA Premier VIP Trust and group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and certain other investors eligible under applicable tax regulations, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it

EQ Advisors Trust	About the investment portfolios	9

EQ/Low Volatility Global ETF Portfolio (continued)

intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

10	About the investment portfolios	EQ Advisors Trust

2. More About Investment Strategies, Risks and the Underlying ETFs

Investment Strategies

Changes in Investment Objectives and Principal Investment Strategies

As described in this Prospectus, the Portfolios have their own investment objective(s), policies and strategies. There is no assurance that the Portfolios will achieve their investment objectives. The investment objective of a Portfolio may be changed without prior notice or shareholder approval. All investment policies and strategies that are not specifically designated as fundamental may be changed without shareholder approval. In addition, to the extent that a Portfolio is new or is undergoing a transition (such as a rebalancing, or experiences large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.

80% Policy

The EQ/Low Volatility Global ETF Portfolio has a policy that, under normal circumstances, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in ETFs. Under normal market conditions, the EQ/Low Volatility Global ETF Portfolio also expects to invest at least 40% of its net assets in securities of issuers located in at least three countries (one of which may be the United States). In addition, the EQ/Energy ETF Portfolio has a policy that, under normal circumstances, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies in the energy sector through investments in ETFs. These policies are subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio.

Underlying ETFs

The Portfolios invest primarily in securities issued by ETFs. Accordingly, each Portfolio’s performance depends upon a favorable allocation by the Manager among the Underlying ETFs as well as the ability of the Underlying ETFs to generate favorable performance. In general, ETFs are designed to provide investment results corresponding to an index of securities. ETFs may trade at relatively modest discounts and premiums to their net asset values. However, some ETFs have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of these ETFs for extended periods or over complete market cycles. In addition, there is no assurance that the listing requirements of the various exchanges on which ETFs trade will be met to continue listing on that exchange. If substantial market or other disruptions affecting ETFs occur in the future, the liquidity and value of the assets of the Portfolios, and thus the value of the Portfolios’ shares, also could be substantially and adversely affected.

Generally, each Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Portfolios may rely on these exemptive orders in investing in ETFs.

The table below lists the ETFs in which the Portfolios currently may invest. The list of Underlying ETFs may change from time to time at the discretion of the Manager without notice or shareholder approval. The Portfolios will not necessarily invest in every Underlying ETF at one time. Additional information regarding the Underlying ETFs is included in their current prospectuses.

EQ/Energy ETF Portfolio

The Energy Select Sector SPDR® Fund

iShares® Dow Jones U.S. Energy Sector Index Fund

iShares® Dow Jones U.S. Oil Equipment & Services Index Fund

iShares® Global Clean Energy ETF

iShares® MCSI ACWI ex U.S. Energy ETF

iShares® MSCI Emerging Markets Energy Capped ETF

iShares® MSCI Global Energy Producers Fund

iShares® S&P Global Energy Sector Index Fund

iShares® S&P North American Natural Resources Sector Index Fund

iShares® U.S. Oil & Gas Exploration & Production ETF

PowerShares® CleantechTM Portfolio

PowerShares® DB Energy Fund

PowerShares® DB Oil Fund

PowerShares® Dynamic Energy Exploration & Production Portfolio

PowerShares® Dynamic Energy Sector Portfolio

PowerShares® Dynamic Oil & Gas Services Portfolio

PowerShares® Global Clean Energy Portfolio

PowerShares® S&P SmallCap Energy Portfolio

PowerShares® WilderHill Clean Energy Portfolio

PowerShares® WilderHill Progressive Energy Portfolio

SPDR® S&P Global Natural Resources ETF

SPDR® S&P International Energy Sector ETF

SPDR® S&P Oil & Gas Equipment & Services ETF

SPDR® S&P Oil & Gas Exploration & Production ETF

Vanguard Energy ETF

EQ/Low Volatility Global ETF Portfolio

iShares® MSCI All Country World Minimum Volatility Index Fund

iShares® MSCI EAFE Minimum Volatility Index Fund

iShares® MSCI Emerging Markets Minimum Volatility Index Fund

iShares® MSCI USA Minimum Volatility Index Fund

PowerShares® S&P Emerging Markets Low Volatility Portfolio

EQ Advisors Trust	More About Investment Strategies, Risks and the Underlying ETFs	11

PowerShares® S&P International Developed Low Volatility Portfolio

PowerShares® S&P MidCap Low Volatility Portfolio

PowerShares® S&P SmallCap Low Volatility Portfolio

PowerShares® S&P 500® High Dividend Portfolio

PowerShares® S&P 500® Low Volatility Portfolio

SPDR® Russell 1000® Low Volatility ETF

SPDR® Russell 2000® Low Volatility ETF

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BIT”). Neither BIT nor the iShares® Funds make any representations regarding the advisability of investing in any of the funds listed above.

PowerShares® is a registered trademark of Invesco PowerShares Capital Management LLC (“Invesco PowerShares”). Neither Invesco PowerShares nor the PowerShares® Funds make any representations regarding the advisability of investing in any of the funds listed above.

SPDRs® is used under license from The McGraw-Hill Companies, Inc. (“McGraw-Hill”). McGraw-Hill makes no representation or warranty regarding the advisability of investing in any of the funds listed above.

Additional Information about the Investment Strategies

The following provides additional information regarding the principal investment strategies discussed in the “Investments, Risks, and Performance—Principal Investment Strategy” section for each Portfolio, and additional investment strategies that a Portfolio may employ in pursuing its investment objective. The Portfolios also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).

Cash and Short-Term Investments. A Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of being allocated to an Underlying ETF) as deemed appropriate by the Manager. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited.

A Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest its uninvested cash in money market funds, including money market funds managed by the Manager. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies, as discussed above in “Investment Strategies—Underlying ETFs.”

Generally, these securities offer less potential for gains than other securities.

Equity Securities. A Portfolio may invest in equity securities. Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and investment vehicles and securities of real estate investment trusts.

Foreign Securities. A Portfolio may invest in foreign securities, including securities of companies in emerging markets. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because the economic structures of these countries and markets are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Illiquid Securities. A Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that have no ready market.

Large-Cap Companies. A Portfolio may invest in the securities of large-cap companies. These companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes.

Mid-Cap, Small-Cap and Micro-Cap Companies. A Portfolio may invest in the securities of mid-, small- and micro-cap companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources or to depend on a small, inexperienced management group. Generally, they are more vulnerable than larger companies to adverse business or economic developments and their securities may be less well-known, trade less frequently and in more limited volume than the securities of larger more established companies.

Portfolio Turnover. The Portfolios do not restrict the frequency of trading to limit expenses. A Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Temporary Defensive Investments. For temporary defensive purposes in response to adverse market, economic, political or other conditions, a Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these

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instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment goal.

U.S. Government Securities. A Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

In August 2011, Standard & Poor’s Ratings Services (“S&P”) downgraded its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. The downgrade by S&P could lead to subsequent downgrades by S&P or downgrades by other credit rating agencies. Both Fitch Ratings, Ltd. and Moody’s Investor Services, Inc., which currently have assigned their highest credit ratings to the U.S., have a negative outlook for those credit ratings. These developments, and the government’s credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country’s ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by a Portfolio.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of a Portfolio’s shares may be affected by that Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, a Portfolio may be subject to different risks than another investment company. Some of the risks of investing in the Portfolios are discussed below, including the principal risks of each Portfolio as discussed in “Investments, Risks, and Performance—The Principal Risks” section for each Portfolio. However, other factors may also affect each Portfolio’s investment results. There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

Each Portfolio follows a distinct set of investment strategies. Each Portfolio invests primarily in Underlying ETFs that invest substantially all of their assets in equity securities. Thus, the performance of each Portfolio will be subject to the risks of investing in equity securities. The Underlying ETFs have investment strategies that come with inherent risks. Certain Underlying ETFs may emphasize different market sectors, such as securities in specific geographic regions. Additional risks, including principal risks of investing in the Underlying ETFs, are discussed below. More information about the Underlying ETFs, including their principal risks, is available in the Underlying ETFs’ prospectuses.

Risks Associated with the Portfolios and the Underlying ETFs: Because each Portfolio invests in Underlying ETFs, the return on your investment will be based on the risks and rewards of the Underlying ETFs’ investments.

General Investment Risks:

Asset Class Risk. There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Large Shareholder Risk. A significant percentage of a Portfolio’s shares may be owned or controlled by the Manager and its affiliates, other Portfolios that are advised by the Manager (including funds of funds), or other large shareholders, including primarily insurance company separate accounts and qualified plans. Accordingly, a Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by affiliates of the Manager. These inflows and outflows may be frequent and could negatively affect a Portfolio’s net asset value and performance and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for a Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect a Portfolio’s ability to meet shareholder redemption requests or could limit a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. In addition, these inflows and outflows could increase a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause a Portfolio’s actual expenses to increase, or could result in a Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio.

Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, markets and

EQ Advisors Trust	More About Investment Strategies, Risks and the Underlying ETFs	13

market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Portfolio Management Risk. The risk that strategies used by the Manager and its securities selections fail to produce the intended results. In addition, the Portfolios are available through Contracts offered by insurance company affiliates of the Manager, and the Portfolios may be used to fund all or a portion of certain benefits available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits, the Manager’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Manager may be subject to potential conflicts of interest in connection with providing advice to, or developing strategies and models used to manage the Portfolio. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Recent Market Conditions Risk. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including the Portfolios. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, and issuers that have exposure to the real estate, mortgage, and credit markets and the sovereign debt of certain nations or their political subdivisions have been particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. These market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility, and, in some cases, credit downgrades and increased likelihood of default. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide.

In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. These conditions could negatively impact the value and liquidity of the Portfolio’s investments and cause it to lose money.

The situation in the financial markets has resulted in calls for increased regulation. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) has initiated a revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; new rules for derivatives trading; and the registration and additional regulation of hedge and private equity fund managers. The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (e.g., the Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”)) have been active in proposing and adopting regulations and guidelines on the use of derivatives by market participants, including mutual funds. The CFTC recently adopted a revision to one of its rules that as revised either restricts the use of derivatives by mutual funds or requires a mutual fund’s adviser to register as a commodity pool operator. The SEC is reviewing its current guidelines on the use of derivatives by mutual funds and may issue new guidelines. It is not clear whether or when such new guidelines will be published or what the content of such guidelines may be. Instruments in which the Portfolio may invest, or the issuers of such instruments, may be negatively affected by the new legislation and regulation in ways that are unforeseeable. Although a portion of the implementing regulations have been finalized, the ultimate impact of the Dodd-Frank Act is not yet certain.

The U.S. federal government and certain foreign central banks have taken actions to support financial markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth, at least in the short to medium term. The ultimate effect of these efforts is only beginning to reveal itself. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Changes in government policies may exacerbate the markets’ difficulties and withdrawal of this support, or other policy changes by governments or central banks, could adversely impact the value and liquidity of certain securities.

Securities Selection Risk. The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform other funds with the same objective or in the same asset class.

Additional Risks:

Commodity Risk. Exposure to the commodities markets may subject a Portfolio to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and

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economic events and policies, war, acts of terrorism, and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods and weather, and embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Securities of companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit even higher volatility attributable to commodity prices. Because the value of a commodity linked derivative instrument typically is based upon the price movements of a physical commodity, the value of a commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry. The value of these instruments will rise or fall in response to changes in the underlying commodity or related index of investment.

Concentration Risk. To the extent that a Portfolio concentrates in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Portfolio may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Energy Sector Risk. The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact to a Portfolio’s holdings and the performance of the Portfolio.

Equity Risk. In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETF Risk. A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and the ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and lower-rated securities risk. ETFs may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Portfolio. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance to not match the performance of its index. An ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the ETF could result in a greater decline in net asset value than would be the case if the ETF held all of the securities in the index. To the extent the assets in the ETF are smaller, these risks will be greater. No ETF fully replicates its index and an ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. Moreover, there is the risk that an ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of ETFs may be halted by a national securities

EQ Advisors Trust	More About Investment Strategies, Risks and the Underlying ETFs	15

exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with or more prevalent than those associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk. Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private countries. Therefore, a portfolio may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries. Investments in frontier markets may be subject to a greater risk of loss than investments in more developed and traditional emerging markets.

European Economic Risk. The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires Euro zone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade and other areas, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. Recently, the European financial markets have been negatively impacted by rising government debt levels; possible default on or restructuring of sovereign debt in several European countries, including Cyprus, Greece, Ireland, Italy, Portugal and Spain; and economic downturns. European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe have affected the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners.

16	More About Investment Strategies, Risks and the Underlying ETFs	EQ Advisors Trust

Geographic Risk. A Portfolio that may invest a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk. Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk. Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a portfolio to carry out transactions. If a portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the portfolio could be liable for any losses incurred.

Transaction Costs Risk. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Large Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity Risk. The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Judgment plays a greater role in pricing illiquid investments than it does in pricing investments having more active markets.

Mid Cap, Small Cap and Micro-Cap Company Risk. Investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and a portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small- and micro-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid- and small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small- and micro-cap companies than for mid-cap companies.

Natural Resources Sector Risk. The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, and increased regulatory and environmental costs.

New Fund Risk. The Portfolios offered by this Prospectus are new and, as of the date of this Prospectus, have no operating history. Certain Underlying ETFs may be relatively new portfolios with limited operating history. The portfolios may not be successful in implementing their respective investment strategies or may not employ successful investment strategies, and there can be no assurance that such portfolios will grow to or maintain an economically viable size, which could result in a portfolio, including a Portfolio offered by this Prospectus, being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

EQ Advisors Trust	More About Investment Strategies, Risks and the Underlying ETFs	17

Oil and Gas Sector Risk. The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas sector may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes, changes in exchange rates, interest rates, changes in prices for competitive energy services, economic conditions, tax treatment, government regulation and intervention, negative perception and unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property or imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Portfolio Turnover Risk. High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Repurchase Agreements Risk. A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the security at the desired time.

Volatility Risk. The Underlying ETFs selected by the Manager may be unsuccessful in maintaining portfolios of investments that minimize volatility, and there is a risk that the Portfolio may experience more than minimum volatility. Securities held by the Underlying ETFs may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile.

18	More About Investment Strategies, Risks and the Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying ETFs

Each Underlying ETF is subject to certain General Investment Risks, such as Asset Class Risk, Issuer-Specific Risk, Market Risk, Portfolio Management Risk and Security Selection Risk. The following is additional information regarding the Underlying ETFs in which the Portfolios currently may invest, including principal investment objectives, principal investment strategies and principal investment risks identified by the Underlying ETFs. If you would like more information about the Underlying ETFs, their Prospectuses and Statements of Additional Information are available by contacting your financial professional.

The Manager may add new Underlying ETFs or replace existing Underlying ETFs without notice or shareholder approval.

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
The Energy Select Sector SPDR® Fund	Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Energy Select Sector Index.	The Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising The Energy Select Sector Index. The Index includes companies from the following industries: oil, gas and consumable fuels; and energy equipment and services. The Fund employs a replication strategy in seeking to track the performance of the Index.	• Passive Strategy/Index Risk • Index Tracking Risk • Energy Sector Risk • Equity Investing Risk • Non-Diversification Risk
iShares® Dow Jones U.S. Energy Sector Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Oil & Gas Index.	The Fund generally invests at least 90% of its assets in securities of the Dow Jones U.S. Oil & Gas Index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Concentration Risk

•  Energy Sector Risk

•  Equity Securities Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  Non-Diversification Risk

•  Oil and Gas Sector Risk

•  Oil Equipment and Services Sector Risk

•  Passive Investment Risk

•  Securities Lending Risk

•  Small-Capitalization Companies Risk

•  Tracking Error Risk

EQ Advisors Trust	Information regarding the Underlying ETFs	19

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Dow Jones U.S. Oil Equipment & Services Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Oil Equipment & Services Index.	The Fund generally invests at least 90% of its assets in securities of the Dow Jones U.S. Select Oil Equipment & Services Index and in depositary receipts representing such securities. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Concentration Risk

•  Equity Securities Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  Non-Diversification Risk

•  Oil and Gas Sector Risk

•  Oil Equipment and Services Sector Risk

•  Passive Investment Risk

•  Securities Lending Risk

•  Small-Capitalization Companies Risk

•  Tracking Error Risk

iShares® U.S. Oil & Gas Exploration & Production ETF	Seeks to track the investment results of an index composed of U.S. equities in the oil and gas exploration and production sector.

The Fund seeks to track the investment results of the Dow Jones U.S. Select Oil Exploration & Production Index, which measures the performance of the oil exploration and production sub-sector of the U.S. equity market. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Concentration Risk

•  Equity Securities Risk

•  Index-Related Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  Non-Diversification Risk

•  Oil and Gas Industry Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

20	Information regarding the Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Global Clean Energy ETF	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Global Clean Energy IndexTM.	The Fund generally invests at least 90% of its assets in the securities of the S&P Global Clean Energy Index and in depositary receipts representing securities in that index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asian Economic Risk

•  Asset Class Risk

•  Central and South American Economic Risk

•  Clean Energy Risk

•  Concentration Risk

•  Currency Risk

•  Custody Risk

•  Energy Sector Risk

•  Equity Securities Risk

•  European Economic Risk

•  Geographic Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Emerging Markets

•  Securities Lending Risk

•  Security Risk

•  Small-Capitalization Companies Risk

•  Structural Risk

•  Technology Sector Risk

•  Tracking Error Risk

•  Utilities Sector Risk

•  Valuation Risk

EQ Advisors Trust	Information regarding the Underlying ETFs	21

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI ACWI ex U.S. Energy ETF	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country World ex USA Energy Index.	The Fund generally invests at least 80% of its assets in the securities of the MSCI All Country World ex USA Energy Index and in depositary receipts representing securities in that index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Commodity Risk

•  Concentration Risk

•  Currency Risk

•  Custody Risk

•  Energy Sector Risk

•  Equity Securities Risk

•  European Economic Risk

•  Geographic Risk

•  Index-Related Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Oil and Gas Sector Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Emerging Markets

•  Risk of Investing in the United Kingdom

•  Securities Lending Risk

•  Security Risk

•  Structural Risk

•  Tracking Error Risk

•  U.S. Economic Risk

•  Valuation Risk

22	Information regarding the Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI Emerging Markets Energy Capped ETF	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Energy 25/50 Index.	The Fund generally invests at least 80% of its assets in the securities of the MSCI Emerging Markets Energy 25/50 Index and in depositary receipts representing securities in that index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asian Economic Risk

•  Asset Class Risk

•  Central and South American Economic Risk

•  Commodity Exposure Risk

•  Concentration Risk

•  Currency Risk

•  Custody Risk

•  Energy Sector Risk

•  Equity Securities Risk

•  European Economic Risk

•  Geographic Risk

•  Index-Related Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Oil and Gas Sector Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in China

•  Risk of Investing in Emerging Markets

•  Risk of Investing in India

•  Risk of Investing in Russia

•  Securities Lending Risk

•  Security Risk

•  Structural Risk

•  Tracking Error Risk

•  Treaty/Tax Risk

•  U.S. Economic Risk

•  Valuation Risk

EQ Advisors Trust	Information regarding the Underlying ETFs	23

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI Global Energy Producers Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI ACWI Select Energy Producers Investable Market Index.	The Fund generally invests at least 80% of its assets in securities of the MSCI ACWI Select Energy Producers Investable Market Index or in depositary receipts representing such securities. The Index was developed to measure the combined performance of equity securities of companies primarily engaged in the business of energy exploration and production in both developed and emerging markets. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Commodity Risk

•  Concentration Risk

•  Currency Risk

•  Custody Risk

•  Energy Exploration and Production Sector Risk

•  Equity Securities Risk

•  Geographic Risk

•  Index-Related Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Emerging Markets

•  Risk of Investing in Russia

•  Securities Lending Risk

•  Security Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

iShares® S&P Global Energy Sector Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Global 1200 Energy Sector Index™.	The Fund generally invests at least 90% of its assets in securities of the S&P Global 1200 Energy Sector Index™ and in depositary receipts representing such securities. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Commodity Risk

•  Concentration Risk

•  Currency Risk

•  Custody Risk

•  Energy Sector Risk

•  Equity Securities Risk

•  Geographic Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Oil and Gas Sector Risk

•  Passive Investment Risk

•  Securities Lending Risk

•  Security Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

24	Information regarding the Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® S&P North American Natural Resources Sector Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P North American Natural Resources Sector Index™.	The Fund generally invests at least 90% of its assets in securities of the S&P North American Natural Resources Sector Index™ and in depositary receipts representing such securities. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Concentration Risk

•  Energy Sector Risk

•  Equity Securities Risk

•  Index-Related Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Materials Sector Risk

•  Metals and Mining Sector Risk

•  Natural Resources Sector Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  North American Economic Risk

•  Oil and Gas Sector Risk

•  Passive Investment Risk

•  Securities Lending Risk

•  Tracking Error Risk

PowerShares® CleantechTM Portfolio	Seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Cleantech IndexTM.	The Fund generally will invest at least 90% of its total assets in stocks that comprise the Cleantech IndexTM and in American Depositary Receipts based on the stocks in that index.

•  Concentration Risk

•  Cleantech Sector Risk

•  Equity Risk

•  Foreign Investment Risk

•  Index Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Small and Medium Capitalization Company Risk

•  Issuer-Specific Changes

PowerShares® DB Energy Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Energy Index Excess Return over time.	The Fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Energy Index Excess Return, which is intended to reflect the energy sector.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Non-Diversification Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

EQ Advisors Trust	Information regarding the Underlying ETFs	25

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
PowerShares® DB Oil Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Crude Oil Index Excess Return over time.	The Fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Crude Oil Index Excess Return, which is intended to reflect the changes in the market value of crude oil.

•  Futures Trading Volatility Risk

•  Commodity Price Volatility Risk

•  Concentration Risk

•  General Investment Risks

•  Index-Related Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Non-Diversification Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Index Tracking Risk

•  Valuation Risk

•  Not a Registered Investment Company

PowerShares® Dynamic Energy Exploration & Production Portfolio	Seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Energy Exploration & Production IntellidexSM Index.	The Fund generally will invest at least 90% of its total assets in the common stocks that comprise the Dynamic Energy Exploration & Production IntellidexSM Index.

•  Energy Exploration and Production Industry Concentration Risk

•  Equity Risk

•  Index Risk

•  Industry Concentration Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Non-Diversified Fund Risk

•  Small and Medium Capitalization Company Risk

•  Issuer-Specific Changes

PowerShares® Dynamic Energy Sector Portfolio	Seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Energy Sector IntellidexSM Index.	The Fund generally will invest at least 90% of its total assets in common stocks of energy companies that comprise the Dynamic Energy Sector IntellidexSM Index. The Index is comprised of stocks of sixty U.S. energy companies that are principally engaged in the business of producing, distributing, or servicing energy-related products, including oil and gas exploration and production, refining, oil services, pipeline, and solar, wind and other non-oil based energy.

•  Energy Sector Risk

•  Oil and Gas Services Industry Risk

•  Equity Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Index Risk

•  Market Risk

•  Market Trading Risk

•  Small and Medium Capitalization Company Risk

•  Issuer-Specific Changes

26	Information regarding the Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
PowerShares® Dynamic Oil & Gas Services Portfolio	Seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Oil Services IntellidexSM Index.	The Fund generally will invest at least 90% of its total assets in common stocks of companies that assist in the production, processing and distribution of oil and gas that comprise the Dynamic Oil Services IntellidexSM Index. The Index is comprised of common stocks of thirty U.S. companies that assist in the production, processing and distribution of oil and gas.

•  Oil and Gas Services Industry Concentration Risk

•  Equity Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Index Risk

•  Market Risk

•  Market Trading Risk

•  Small and Medium Capitalization Company Risk

•  Non-Diversified Fund Risk

•  Issuer-Specific Changes

PowerShares® Global Clean Energy Portfolio	Seeks investment results that generally correspond (before fees and expenses) to the price and yield of the WinderHill New Energy Global Innovation Index.

The Fund generally will invest at least 90% of its total assets in the securities that comprise the WinderHill New Energy Global Innovation Index and in American and Global Depositary Receipts representing securities of that index.

•  Currency Risk

•  Emerging Markets Securities Risk

•  Energy Sector Risk

•  Equity Risk

•  Foreign Investment Risk

•  Geographic Risk

•  Index Risk

•  Industry Concentration Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Risk of Investing in the Clean Energy Industry

•  Small and Medium Capitalization Company Risk

•  Issuer-Specific Changes

EQ Advisors Trust	Information regarding the Underlying ETFs	27

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
PowerShares® S&P SmallCap Energy Portfolio	Seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Energy Index.	The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. energy companies that comprise the S&P SmallCap 600® Capped Energy Index. The Index is comprised of companies that are principally engaged in the business of producing, distributing or servicing energy-related products, including oil and gas exploration and production, refining, oil services and pipelines.

•  Energy Sector Risk

•  Oil and Gas Services Industry Risk

•  Small Capitalization Company Risk

•  Equity Risk

•  Market Risk

•  Market Trading Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Index Risk

•  Non-Diversified Fund Risk

•  Issuer-Specific Changes

PowerShares® WilderHill Clean Energy Portfolio	Seeks investment results that generally correspond (before fees and expenses) to the price and yield of the WilderHill Clean Energy Index.	The Fund generally will invest at least 90% of its total assets in common stocks that comprise the WilderHill Clean Energy Index.

•  Clean Energy Industry Concentration Risk

•  Concentration Risk

•  Equity Risk

•  Index Risk

•  Market Risk

•  Market Trading Risk

•  Non-Correlation Risk

•  Small and Medium Capitalization Companies Risk

•  Issuer-Specific Changes

PowerShares® WilderHill Progressive Energy Portfolio	Seeks investment results that generally correspond (before fees and expenses) to the price and yield of the WilderHill Progressive Energy Index.	The Fund generally will invest at least 90% of its total assets in common stocks that comprise the WilderHill Progressive Energy Index.	• Concentration Risk • Energy Sector Risk • Equity Risk • Index Risk • Market Risk • Market Trading Risk • Non-Correlation Risk • Issuer-Specific Changes
SPDR® S&P Global Natural Resources ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks publicly traded companies in natural resources and/or commodities businesses.	The Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the S&P Global Natural Resources Index or in American Depositary Receipts or Global Depositary Receipts representing such securities. The Fund employs a replication strategy in seeking to track the performance of the Index.

•  Passive Strategy/Index Risk

•  Index Tracking Risk

•  Equity Investing Risk

•  Foreign Investment Risk

•  Emerging Markets Risk

•  Agriculture Sector Risk

•  Energy Sector Risk

•  Metals and Mining Sector Risk

•  Non-Diversification Risk

28	Information regarding the Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SPDR® S&P International Energy Sector ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P Developed Ex-U.S. BMI Energy Sector Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the S&P Developed Ex-U.S. BMI Energy Sector Index or in American or Global Depositary Receipts based on securities comprising that Index.

The Fund employs a sampling strategy.

• Energy Sector Risk • Equity Investing Risk • Foreign Investment Risk • Index Tracking Risk • Non-Diversification Risk • Passive Strategy/Index Risk
SPDR® S&P Oil & Gas Equipment & Services ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the oil and gas equipment and services segment of a U.S. total market composite index.	The Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the S&P Oil & Gas Equipment & Services Select Industry Index. The Fund employs a replication strategy in seeking to track the performance of the Index.	• Passive Strategy/Index Risk • Index Tracking Risk • Oil and Gas Sector Risk • Energy Sector Risk • Equity Investing Risk • Non-Diversification Risk
SPDR® S&P Oil & Gas Exploration & Production ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the oil and gas exploration and production segment of a U.S. total market composite index.	The Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the S&P Oil & Gas Exploration & Production Select Industry Index. The Fund employs a replication strategy in seeking to track the performance of the Index.	• Passive Strategy/Index Risk • Index Tracking Risk • Oil and Gas Sector Risk • Energy Sector Risk • Equity Investing Risk • Non-Diversification Risk
Vanguard Energy ETF	Seeks to track the performance of the MSCI U.S. Investable Market Index (IMI)/Energy 25/50.	The Fund attempts to replicate the MSCI U.S. Investable Market Index (IMI)/Energy 25/50 by investing all, or substantially all, of its assets in the stocks that make up that Index.	• Investment Style Risk • Market Trading Risk • Non-Diversification Risk • Sector Risk • Stock Market Risk

EQ Advisors Trust	Information regarding the Underlying ETFs	29

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI All Country World Minimum Volatility Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country World Minimum Volatility Index.	The Fund generally invests at least 90% of its assets in securities of the MSCI All Country World Minimum Volatility Index or in depositary receipts representing such securities. The Index was developed to measure the combined performance of equity securities in both emerging and developed markets that have lower absolute volatility. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Concentration Risk

•  Consumer Staples Sector Risk

•  Currency Risk

•  Custody Risk

•  Equity Securities

•  Financial Sector Risk

•  Geographic Risk

•  Healthcare Sector Risk

•  Index-Related Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Emerging Markets

•  Securities Lending Risk

•  Security Risk

•  Structural Risk

•  Tracking Error Risk

iShares® MSCI EAFE Minimum Volatility Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Minimum Volatility Index.	The Fund generally invests at least 90% of its assets in securities of the MSCI EAFE Minimum Volatility Index or in depositary receipts representing such securities. The Index was developed to measure the performance of international equity securities that have lower absolute volatility. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Concentration Risk

•  Consumer Staples Sector Risk

•  Currency Risk

•  Equity Securities Risk

•  Financial Sector Risk

•  Geographic Risk

•  Healthcare Sector Risk

•  Index-Related Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Japan

•  Risk of Investing in the United Kingdom

•  Securities Lending Risk

•  Security Risk

•  Tracking Error Risk

•  Valuation Risk

•  Volatility Risk

30	Information regarding the Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI Emerging Markets Minimum Volatility Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Minimum Volatility Index.	The Fund generally invests at least 90% of its assets in securities of the MSCI Emerging Markets Minimum Volatility Index or in depositary receipts representing such securities. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Commodity Exposure Risk

•  Concentration Risk

•  Consumer Staples Sector Risk

•  Currency Risk

•  Custody Risk

•  Equity Securities Risk

•  Financial Sector Risk

•  Geographic Risk

•  Index-Related Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Emerging Markets

•  Risk of Investing in India

•  Risk of Investing in Russia

•  Securities Lending Risk

•  Securities Market Risk

•  Security Risk

•  Structural Risk

•  Telecommunications Sector Risk

•  Tracking Error Risk

•  Treaty/Tax Risk

•  Valuation Risk

•  Volatility Risk

iShares® MSCI USA Minimum Volatility Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI USA Minimum Volatility Index.	The Fund generally invests at least 90% of its assets in securities of the MSCI USA Minimum Volatility Index or in depositary receipts representing such securities. The Index was developed to measure the performance of equity securities in the top 85% by market capitalization of equity securities listed on stock exchanges in the U.S. that have lower absolute volatility. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Concentration Risk

•  Consumer Staples Sector Risk

•  Equity Securities Risk

•  Healthcare Sector Risk

•  Index-Related Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  Non-Diversification Risk

•  North American Economic Risk

•  Passive Investment Risk

•  Securities Lending Risk

•  Tracking Error Risk

•  Volatility Risk

EQ Advisors Trust	Information regarding the Underlying ETFs	31

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
PowerShares® S&P Emerging Markets Low Volatility Portfolio	Seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI Emerging Markets Low Volatility Index.	The Fund will invest at least 90% of its total assets in the securities of companies that comprise the S&P BMI Emerging Markets Low Volatility Index. The Fund utilizes a sampling methodology to seek to achieve its investment objective.

•  Foreign Investment Risk

•  Emerging Markets Securities Risk

•  Equity Risk

•  Medium Capitalization Company Risk

•  Industry Concentration Risk

•  Market Risk

•  Market Trading Risk

•  Sampling Risk

•  Non-Correlation Risk

•  Index Risk

•  Non-Diversified Fund Risk

•  Issuer-Specific Changes

PowerShares® S&P International Developed Low Volatility Portfolio	Seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI International Developed Low Volatility Index.	The Fund will invest at least 90% of its total assets in the securities of companies that comprise the S&P BMI International Developed Low Volatility Index. The Fund utilizes sampling methodology to seek to achieve its investment objective.

•  Foreign Investment Risk

•  Equity Risk

•  Medium Capitalization Company Risk

•  Industry Concentration Risk

•  Market Risk

•  Market Trading Risk

•  Sampling Risk

•  Non-Correlation Risk

•  Index Risk

•  Non-Diversified Fund Risk

•  Issuer-Specific Changes

PowerShares® S&P MidCap Low Volatility Portfolio	Seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P MidCap 400 Low Volatility Index.	The Fund generally will invest at least 90% of its total assets in common stocks that comprise the S&P MidCap 400 Low Volatility Index.

•  Equity Risk

•  Medium Capitalization Company Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Index Risk

•  Non-Diversified Fund Risk

•  Market Risk

•  Market Trading Risk

•  Issuer-Specific Changes

PowerShares® S&P SmallCap Low Volatility Portfolio	Seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600 Low Volatility Index.	The Fund generally will invest at least 90% of its total assets in common stocks that comprise the S&P SmallCap 600 Low Volatility Index.

•  Equity Risk

•  Small Capitalization Company Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Index Risk

•  Non-Diversified Fund Risk

•  Market Risk

•  Market Trading Risk

•  Issuer-Specific Changes

32	Information regarding the Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
PowerShares® S&P 500® High Dividend Portfolio	Seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Low Volatility High Dividend Index.	The Fund generally will invest at least 90% of its total assets in securities that comprise the S&P 500® Low Volatility High Dividend Index.

•  High Dividend Paying Securities Risk

•  Equity Risk

•  Industry Concentration Risk

•  Non-Correlation Risk

•  Market Risk

•  Market Trading Risk

•  Index Risk

•  Non-Diversified Fund Risk

•  Issuer-Specific Changes

PowerShares® S&P 500® Low Volatility Portfolio	Seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Low Volatility Index.	The Fund generally will invest at least 90% of its total assets in common stocks that comprise the S&P 500® Low Volatility Index.	• Equity Risk • Industry Concentration Risk • Market Risk • Market Trading Risk • Non-Correlation Risk • Index Risk • Non-Diversified Fund Risk • Issuer-Specific Changes
SPDR® Russell 1000® Low Volatility ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of a large cap, low volatility index.	The Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Russell 1000® Low Volatility Index. The Fund employs a sampling strategy in seeking to track the performance of the Index.

•  Passive Strategy/Index Risk

•  Index Tracking Risk

•  Index Construction Risk

•  Equity Investing Risk

•  Large Cap Risk

•  Low Volatility Risk

•  Concentration Risk

•  Turnover Risk

•  Non-Diversification Risk

SPDR® Russell 2000® Low Volatility ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of a small cap, low volatility index.	The Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Russell 2000® Low Volatility Index. The Fund employs a sampling strategy in seeking to track the performance of the Index.

•  Passive Strategy/Index Risk

•  Index Tracking Risk

•  Index Construction Risk

•  Equity Investing Risk

•  Small Cap Risk

•  Low Volatility Risk

•  Concentration Risk

•  Turnover Risk

•  Non-Diversification Risk

EQ Advisors Trust	Information regarding the Underlying ETFs	33

3. Management of the Trust

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among seventy-seven (77) Portfolios, sixty-three (63) of which have authorized Class IA, Class IB and Class K shares and the remaining fourteen (14) of which are only authorized to issue Class IB and Class K shares. This Prospectus describes the Class IB and Class K shares of two (2) Portfolios. Each Portfolio has its own investment objective, investment strategies and risks, which have been previously described in this Prospectus.

The Manager

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. FMG LLC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. FMG LLC also is registered with the CFTC as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended; however, FMG LLC currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to the Portfolios offered by this Prospectus. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. FMG LLC is, a wholly owned subsidiary of AXA Equitable. AXA Equitable is a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. FMG LLC serves as the investment adviser to mutual funds and other pooled investment vehicles and as of December 31, 2012 had approximately $89 billion in assets under management.

The Manager has a variety of responsibilities for the general management and administration of the Trust and day-to-day management of the Portfolios. In addition to its managerial responsibilities, the Manager also is responsible for determining the strategic asset allocation for the Portfolios and the selection of Underlying ETFs in which the Portfolios will invest. The Manager will make these determinations and engage in periodic rebalancing of each Portfolio’s investments.

Kenneth T. Kozlowski, CFP®, CLU, ChFC, Alwi Chan, CFA®, and Xavier Poutas, CFA®, are responsible for the day-to-day management of the Portfolios.

Kenneth T. Kozlowski, CFP®, ChFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Senior Vice President of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. He has served as Vice President of the Trust from June 2010 to present. Since 2003 Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the Portfolios described in this Prospectus since inception. Mr. Kozlowski served as Chief Financial Officer of the Trust from December 2002 to June 2007.

Alwi Chan, CFA®, has served as a Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Vice President of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as Vice President of the Trust since 2007.

Xavier Poutas, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2011 and has served as Assistant Vice President of AXA Equitable since November 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds currently managed by FMG LLC.

Adam M. Cohen, CFA® has served as Portfolio Manager of FMG LLC since January 2013. He served as Investment Analyst from September 2010 through December 2012. Prior to that, he served as Compliance Director of FMG LLC from October 2008 to September 2010.

Information about each portfolio manager’s compensation, other accounts he manages and his ownership of securities in the Portfolios is available in the Trust’s SAI.

While day-to-day management of each Portfolio currently is provided by the Manager, the Manager may hire investment sub-advisers (“Advisers”) to provide day-to-day portfolio management for the Portfolios in the future. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Manager has been granted relief by the SEC to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees and without obtaining shareholder approval. The Manager also may allocate a Portfolio’s assets to additional Advisers subject to approval of the Board of Trustees. If an Adviser is retained for a Portfolio, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (“Affiliated Adviser”), such as Alliance Bernstein L.P., AXA Investment Managers, Inc., and AXA Rosenberg Investment Management LLC, unless the advisory agreement with the Affiliated Adviser is approved by the affected Portfolio’s shareholders.

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the management agreement with respect to each Portfolio will be available in the Trust’s Annual Report to Shareholders for the fiscal period ending December 31, 2013.

34	Management of the Trust	EQ Advisors Trust

Management Fees

Each Portfolio pays a fee to the Manager for management services. The Portfolios have not operated for a full fiscal year. The contractual rate of the management fee (as a percentage of each Portfolio’s average daily net assets) payable by each Portfolio is:

Portfolios	Annual Rate
EQ/Energy ETF Portfolio	0.50%
EQ/Low Volatility Global ETF Portfolio	0.50%

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the Trust, plus an annual flat fee of $30,000 where such Portfolio’s total average annual net assets are less than $5 billion. The Trust’s asset-based administration fee (exclusive of certain Portfolios not offered by this Prospectus) is equal to an annual rate of 0.12% of the first $3 billion of total Trust average daily net assets, 0.11% of the next $3 billion, 0.105% of the next $4 billion, 0.10% of the next $20 billion and 0.0975% thereafter.

Expense Limitation Agreement

In the interest of limiting until October 21, 2014 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of the Portfolios, the Manager has entered into an expense limitation agreement with the Trust with respect to the Portfolios (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, the Manager has agreed to waive or limit its management, administrative and other fees to limit the annual operating expenses of the Portfolios (other than interest, taxes, brokerage commissions, fees and expenses of Underlying ETFs and other investment companies in which a Portfolio invests, dividend and interest expenses on securities sold short, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) as a percentage of average daily net assets to the following respective expense ratios:

Expense Limitation Provisions

	Total Expenses Limited to (% of average daily net assets)
Portfolio	Class IB	Class K
EQ/Energy ETF Portfolio	0.95%	0.70%
EQ/Low Volatility Global ETF Portfolio	0.95%	0.70%

The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments are reimbursed within three years of the payments or waivers being made and the combination of a Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments or waivers made, a Portfolio will be charged such lower expenses.

Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court of the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“Sivolella Litigation”). The lawsuit was filed derivatively on behalf of eight Portfolios of the Trust: EQ/Common Stock Index Portfolio; EQ/Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; EQ/Large Cap Value PLUS Portfolio; EQ/Global Multi-Sector Equity Portfolio; EQ/Mid Cap Value PLUS Portfolio; EQ/Intermediate Government Bond Index Portfolio; and EQ/GAMCO Small Company Value Portfolio (the “Sivolella Portfolios”). The lawsuit seeks recovery under Section 36(b) of the 1940 Act, for alleged excessive fees paid to FMG LLC and AXA Equitable (the “Defendants”) for investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs and fees. In October 2011, FMG LLC and AXA Equitable filed a motion to dismiss the complaint. In November 2011, the Plaintiff filed an Amended Complaint seeking the same relief, but adding new claims under (1) Section 26(f) of the 1940 Act alleging that the variable annuity contracts sold by the Defendants charged excessive management fees, and seeking restitution and rescission of those contracts under Section 47(b) of the 1940 Act; and (2) a claim for unjust enrichment. The Defendants filed a motion to dismiss the Amended Complaint in December 2011. In May 2012, Plaintiff voluntarily dismissed the Section 26(f) claim seeking restitution and rescission under Section 47(b). In September 2012, the United States District Court for the District of New Jersey denied the motion to dismiss the Amended Complaint as it related to the Section 36(b) claim and granted the motion as it related to the unjust enrichment claim.

In January 2013, a second lawsuit against FMG LLC was filed in the United States District Court for the District of New Jersey by a group of Plaintiffs asserting substantially similar claims under Section 36(b) and seeking substantially similar damages as in the Sivolella Litigation. The lawsuit, entitled Glenn D. Sanford, et al. v. AXA Equitable Funds Management Group, LLC (“Sanford Litigation”), was filed derivatively on behalf of the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/T. Rowe Price Growth Stock Portfolio, the EQ/Global Bond PLUS Portfolio, and the EQ/Core Bond Index Portfolio, in addition to four of the Sivolella Portfolios. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the court consolidated the two lawsuits.

EQ Advisors Trust	Management of the Trust	35

In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as the Administrator of the Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs, and fees.

On November 1, 2010, the Trust, and several of its Portfolios, were named as defendants and putative members of the proposed defendant class of shareholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust, and several of its Portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

On July 1, 2011, retiree participants in certain Tribune-defined compensation plans (the “Retirees”) initiated a lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Retiree Suit”). This Retiree Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

On August 24, 2011, the trustees of certain trusts that hold notes issued by Tribune Company (the “Noteholders”) initiated a separate lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Noteholder Suit”). This Noteholder Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit, the Retiree Suit, and the Noteholder Suit have each been consolidated with a number of related lawsuits filed by the Noteholders and Retirees around the United States into a single multi-district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio and the EQ/Mid Cap Value PLUS Portfolio are named as defendants in the Noteholder Suit and the Retiree Suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio, the EQ/Mid Cap Value PLUS Portfolio, the EQ/Large Cap Core PLUS Portfolio, the EQ/Small Company Index II Portfolio, the EQ/Common Stock Index II Portfolio, and EQ Advisors Trust are all putative members of the proposed defendant class of shareholders in the Committee’s suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisition Portfolio, the EQ/Large Cap Core PLUS Portfolio, and EQ Advisors Trust are also named separately in the Committee’s suit, in the event it is not certified as a class action. The amounts paid to the above six portfolios in connection with the public tender offers were approximately: (i) the EQ/Equity 500 Index Portfolio – $1,740,800; (ii) the EQ/GAMCO Mergers and Acquisitions Portfolio – $1,122,000; (iii) the EQ/Mid Cap Value PLUS Portfolio – $2,992,000; (iv) the EQ/Large Cap Core PLUS Portfolio – $64,600; (v) the EQ/Small Company Index II Portfolio – $61,200; and (vi) the EQ/Common Stock Index II Portfolio – $18,360.

The lawsuits do not allege any misconduct by the Trust or its portfolios. Motions to dismiss the suits filed by the Noteholders and the Retirees based on certain limited defenses are currently pending before the United States District Court for the Southern District of New York. The portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the portfolios, the payment of such judgments or settlements could have an adverse effect on each portfolio’s net asset value.

36	Management of the Trust	EQ Advisors Trust

4. Fund distribution arrangements

The Trust offers two classes of shares on behalf of two (2) Portfolios in this Prospectus: Class IB and Class K shares. AXA Distributors, LLC (“AXA Distributors”) serves as the distributor for the Class IB and Class K shares of the Trust offered by this Prospectus. Each class of shares is offered and redeemed at its net asset value without any sales load. AXA Distributors is an affiliate of FMG LLC. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA and Class IB shares. Under the Distribution Plan, the Class IA and Class IB shares of the Trust are charged an annual fee to compensate AXA Distributors for promoting, selling and servicing shares of the Portfolios. The maximum distribution and/or service (12b-1) fee for each Portfolio’s Class IB shares is equal to an annual rate of 0.25% of the average daily net assets attributable to the Portfolio’s Class IB shares. Because these fees are paid out of the Portfolio’s assets on an on going basis, over time, the fees for Class IB shares will increase your cost of investing and may cost you more than other types of charges.

EQ Advisors Trust	Fund distributions arrangements	37

5. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Each Portfolio reserves the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday), during an emergency as a result of which disposal or valuation of portfolio securities is not reasonably practicable or during other periods permitted by the SEC. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for the Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of a Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of a Portfolio’s shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent a Portfolio invests in Underlying ETFs that invest a significant portion of their assets in foreign securities (e.g., iShares® MSCI Global Energy Producers Fund and iShares® MSCI Emerging Markets Minimum Volatility Index Fund), the securities of small- and mid-cap companies or high-yield securities, it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a portfolio that does not. Securities trading in overseas markets presents time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-cap companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that Portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in the same Portfolio. The Trust aggregates inflows and outflows for the Portfolio on a daily basis. When a potentially disruptive transfer into or out of the same Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in

38	Buying and selling shares	EQ Advisors Trust

potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC or an affiliate or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by FMG LLC. These transfers, purchases and redemptions are exempt from the above policies and procedures because they are initiated pursuant to asset allocation strategies developed by FMG LLC and its affiliates and, therefore, are not intended to disadvantage the relevant portfolios or their shareholders.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

EQ Advisors Trust	Buying and selling shares	39

6. How portfolio shares are priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent.

•

A Portfolio may have net asset value changes on days when shares cannot be purchased or sold because it invests in Underlying ETFs that invest heavily in foreign securities, which sometimes trade on days when the Portfolio’s shares are not priced.

Generally, Portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations.

•

Convertible bonds and unlisted convertible preferred stocks — valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange traded options, last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affecting their value are valued pursuant to the fair value procedures in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

For an explanation of the circumstances under which the Underlying ETFs will use fair value pricing and the effects of using fair value pricing, see the Underlying ETFs’ prospectuses and statements of additional information.

40	How portfolio shares are priced	EQ Advisors Trust

7. Dividends and other distributions and tax consequences

Dividends and other Distributions

The Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of the distributing class of that Portfolio.

Tax Consequences

Each Portfolio is treated as a separate corporation, and intends to continue to qualify each taxable year to be treated as a regulated investment company, for federal tax purposes. A Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A regulated investment company that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if a Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent any Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that could reduce its investment performance.

It is important for each Portfolio to maintain its regulated investment company status (and to satisfy certain other requirements), because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether the Contracts indirectly funded by the Portfolio meet the investment diversification rules for separate accounts. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the Manager and the administrator of the Trust, therefore carefully monitors each Portfolio’s compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contract holders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

EQ Advisors Trust	Dividends and other distributions and tax consequences	41

8. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified the Portfolio is, the less volatile it will be.

42	Glossary of Terms	EQ Advisors Trust

9. Financial Highlights

Since the Portfolios have not commenced operations as of the date of this Prospectus, financial highlights are not available for the Portfolios.

EQ Advisors Trust	Financial Highlights	43

If you would like more information about the Portfolios, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that significantly affected the Portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ SAI.

To order a free copy of a Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about a Portfolio, or make shareholder inquiries, contact your financial professional, or the Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

100 F Street NE

Washington, D.C. 20549-1520

Each business day, the Portfolios’ net asset values are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Contracts.

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2013 EQ Advisors Trust

EQ Advisors TrustSM

Prospectus dated October 7, 2013

This Prospectus describes two (2) Portfolios* offered by EQ Advisors Trust (the “Trust”) and the Class IB and Class K shares offered by the Trust on behalf of the Portfolios. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

AXA All Asset Allocation Series Portfolios

All Asset Aggressive - Alt 50 Portfolio

All Asset Aggressive - Alt 75 Portfolio

*	Not all of these Portfolios may be available as an investment in your variable life or annuity product or under your retirement plan. Please consult your product prospectus or retirement plan documents to see which Portfolios are available under your contract or plan.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Allocation

(559603)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

All Asset Aggressive – Alt 50 Portfolio – Class IB and K Shares

Investment Objective: Seeks long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
All Asset Aggressive — Alt 50 Portfolio	Class IB Shares*	Class K Shares*
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	None
Other Expenses	0.25%	0.25%
Acquired Fund Fees and Expenses	0.75%	0.75%
Total Annual Portfolio Operating Expenses	1.35%	1.10%
Fee Waiver and/or Expense Reimbursement†	–0.25%	–0.25%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	0.85%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through October 21, 2014 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and investment vehicles in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 0.35% for Class IB shares and 0.10% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after October 21, 2014.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IB Shares	$112	$403
Class K Shares	$87	$325

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios, but it will incur transaction costs when it buys and sells other types of securities (including exchange traded securities of Underlying ETFs) directly (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) and exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”). The Manager, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity investments, fixed income investments or alternative investments (referred to herein as “asset classes”) as represented by the holdings of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 45% of its assets in equity investments, 5% of its assets in fixed income investments and 50% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs. Alternative investments are alternatives to traditional equity or fixed income investments. Alternative investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Alternative investments may include, for example, exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the EQ/Natural Resources PLUS Portfolio, the EQ/Real Estate PLUS Portfolio and other instruments that derive their value from real estate and the EQ/GAMCO Mergers and Acquisitions Portfolio. This asset allocation target may be changed by the Manager and the Trust’s Board of Trustees without shareholder approval.

Subject to the asset allocation target set forth above, the Manager also has established target investment percentages for each asset category in which the Portfolio invests. As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class (e.g., large cap equity securities, small/mid cap equity securities, international/emerging markets securities, REITs, investment grade bonds and high yield bonds (also known as

EQ Advisors Trust	About the investment portfolios	3

All Asset Aggressive – Alt 50 Portfolio (continued)

“junk bonds”)). Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset category. Under the Portfolio’s current target investment percentages, it generally will invest its assets in a combination of Underlying Portfolios or Underlying ETFs that would result in the Portfolio being invested in the following asset categories in the approximate percentages shown in the table below. The Manager may change these targets from time to time. Actual allocations can deviate from the amounts shown below by up to 15% for each asset class and asset category. The REITS, other alternative investments, investment grade and high yield bond categories may include both U.S. and foreign issuers.

Asset Class
Range of Equity	45%
Large Cap Equity Securities	20%
Small/Mid Cap Equity Securities	10%
International/Emerging Markets Securities	15%
Range of Alternative Investments	50%
REITS	15%
Other Alternatives	35%
Range of Fixed Income	5%
Investment Grade Bonds	4%
High Yield Bonds	1%

The Manager selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. The Manager may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the asset allocation target and target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

•

Affiliated Portfolio Risk: In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Alternative Investment Risk: To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in alternative investments, the Portfolio will be subject to the risks associated with such investments. Alternative investments may use a different approach to investing than do traditional investments (such as equity or fixed income investments) and, as a result, may have different characteristics and risks than do traditional investments. Alternative investments may be less liquid, particularly in periods of stress, more complex and less transparent, and may have more complicated tax profiles than traditional investments. The use of alternative investments may not achieve the desired effect.

•

Commodity Price Volatility Risk: Because the value of the shares of an Underlying ETF that is based on a particular commodity depends on the price of that commodity, the value of those shares is subject to fluctuations similar to those affecting the commodity.

•

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

•

Energy Sector Risk: The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters.

4	About the investment portfolios	EQ Advisors Trust

•

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

•

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average duration.

•

Investment Grade Securities Risk: Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). Securities rated in the lower investment grade rating categories (i.e., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Junk Bonds or Lower Rated Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

•

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•

Natural Resources Sector Risk: The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural re-

EQ Advisors Trust	About the investment portfolios	5

All Asset Aggressive – Alt 50 Portfolio (continued)

sources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals.

•

Real Estate Investing Risk: Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs require specialized management skills, and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains.

•

Risks Related to Investments in Underlying Portfolios and Underlying ETFs: A Portfolio that invests in Underlying Portfolios and Underlying ETFs will indirectly bear fees and expenses charged by those Underlying Portfolios and Underlying ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios and Underlying ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios and Underlying ETFs to meet their investment objectives. The Portfolio, Underlying Portfolios and Underlying ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and lower-rated securities risk. The Underlying Portfolios and Underlying ETFs may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an Underlying Portfolio or Underlying ETF at a time and price that is unfavorable to the Portfolio. Shares of Underlying ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Even though the market price of an Underlying ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many Underlying ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an Underlying ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an Underlying ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the Underlying ETF could be substantially and adversely affected.

Risk/Return Bar Chart and Table

Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	October 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	October 2013
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	October 2013
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	October 2013

6	About the investment portfolios	EQ Advisors Trust

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and certain other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	7

All Asset Aggressive – Alt 75 Portfolio – Class IB and K Shares

Investment Objective: Seeks long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
All Asset Aggressive — Alt 75 Portfolio	Class IB Shares*	Class K Shares*
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	None
Other Expenses	0.25%	0.25%
Acquired Fund Fees and Expenses	0.80%	0.80%
Total Annual Portfolio Operating Expenses	1.40%	1.15%
Fee Waiver and/or Expense Reimbursement†	–0.25%	–0.25%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	0.90%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through October 21, 2014 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and exchange traded investment vehicles in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 0.35% for Class IB shares and 0.10% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after October 21, 2014.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IB Shares	$117	$419
Class K Shares	$92	$341

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios, but it will incur transaction costs when it buys and sells other types of securities (including exchange traded securities of Underlying ETFs) directly (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) and exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”). The Manager, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity investments, fixed income investments or alternative investments (referred to herein as “asset classes”) as represented by the holdings of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 20% of its assets in equity investments, 5% of its assets in fixed income investments and 75% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs. Alternative investments are alternatives to traditional equity or fixed income investments. Alternative investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Alternative investments may include, for example, exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the EQ/Natural Resources PLUS Portfolio, the EQ/Real Estate PLUS Portfolio and other instruments that derive their value from real estate and the EQ/GAMCO Mergers and Acquisitions Portfolio. This asset allocation target may be changed by the Manager and the Trust’s Board of Trustees without shareholder approval.

Subject to the asset allocation target set forth above, the Manager also has established target investment percentages for each asset category in which the Portfolio invests. As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class (e.g., large cap equity securities, small/mid cap equity securities, international/emerging markets securities, REITs, investment grade bonds and high yield bonds (also known

8	About the investment portfolios	EQ Advisors Trust

as “junk bonds”)). Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset category. Under the Portfolio’s current target investment percentages, it generally will invest its assets in a combination of Underlying Portfolios or Underlying ETFs that would result in the Portfolio being invested in the following asset categories in the approximate percentages shown in the table below. The Manager may change these targets from time to time. Actual allocations can deviate from the amounts shown below by up to 15% for each asset class and asset category. The REITS, other alternative investments, investment grade and high yield bond categories may include both U.S. and foreign issuers.

Asset Class
Range of Equity	20%
Large Cap Equity Securities	10%
Small/Mid Cap Equity Securities	5%
International/Emerging Markets Securities	5%
Range of Alternative Investments	75%
REITS	20%
Other Alternatives	55%
Range of Fixed Income	5%
Investment Grade Bonds	4%
High Yield Bonds	1%

The Manager selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. The Manager may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the asset allocation target and target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

•

Affiliated Portfolio Risk: In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Alternative Investment Risk: To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in alternative investments, the Portfolio will be subject to the risks associated with such investments. Alternative investments may use a different approach to investing than do traditional investments (such as equity or fixed income investments) and, as a result, may have different characteristics and risks than do traditional investments. Alternative investments may be less liquid, particularly in periods of stress, more complex and less transparent, and may have more complicated tax profiles than traditional investments. The use of alternative investments may not achieve the desired effect.

•

Commodity Price Volatility Risk: Because the value of the shares of an Underlying ETF that is based on a particular commodity depends on the price of that commodity, the value of those shares is subject to fluctuations similar to those affecting the commodity.

•

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

•

Energy Sector Risk: The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters.

EQ Advisors Trust	About the investment portfolios	9

All Asset Aggressive – Alt 75 Portfolio (continued)

•

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

•

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

•

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average duration.

•

Investment Grade Securities Risk: Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Junk Bonds or Lower Rated Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

•

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•

Natural Resources Sector Risk: The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be

10	About the investment portfolios	EQ Advisors Trust

subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals.

•

Real Estate Investing Risk: Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs require specialized management skills, and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains.

•

Risks Related to Investments in Underlying Portfolios and Underlying ETFs: A Portfolio that invests in Underlying Portfolios and Underlying ETFs will indirectly bear fees and expenses charged by those Underlying Portfolios and Underlying ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios and Underlying ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios and Underlying ETFs to meet their investment objectives. The Portfolio, Underlying Portfolios and Underlying ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and lower-rated securities risk. The Underlying Portfolios and Underlying ETFs may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an Underlying Portfolio or Underlying ETF at a time and price that is unfavorable to the Portfolio. Shares of Underlying ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Even though the market price of an Underlying ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many Underlying ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an Underlying ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an Underlying ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the Underlying ETF could be substantially and adversely affected.

Risk/Return Bar Chart and Table

Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	October 2013
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	October 2013
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	October 2013
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	October 2013

EQ Advisors Trust	About the investment portfolios	11

All Asset Aggressive – Alt 75 Portfolio (continued)

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and certain other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

12	About the investment portfolios	EQ Advisors Trust

2. More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs

Investment Strategies

Changes in Investment Objectives and Principal Investment Strategies

As described in this Prospectus, each Portfolio has its own investment objective, policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without prior notice or shareholder approval. All investment policies and strategies that are not specifically designated as fundamental may be changed without prior notice or shareholder approval. In addition, to the extent that a Portfolio is new or is undergoing a transition (such as a rebalancing, or experiences large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.

Underlying Portfolios and Underlying ETFs

Each Portfolio invests primarily in Underlying Portfolios and Underlying ETFs. Accordingly, each Portfolio’s performance depends upon a favorable allocation by the Manager among the Underlying Portfolios and Underlying ETFs as well as the ability of the Underlying Portfolios and Underlying ETFs to generate favorable performance. The Underlying Portfolios are other mutual funds that are managed by the Manager and sub-advised by one or more investment sub-advisers, which may include affiliates of the Manager. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, each ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Russell or Morgan Stanley Capital International (“MSCI”)) selects as representative of a market, market segment, industry sector, country or geographic region. An Underlying ETF generally holds the same stocks, bonds or other instruments as the index it tracks (or it may hold a representative sample of such instruments). Accordingly, each Underlying ETF is designed so that its performance will correspond closely with that of the index it tracks.

Generally, a portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which a Portfolio relies to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Portfolios rely on these exemptive orders in investing in ETFs.

The following is a list of the Underlying Portfolios and Underlying ETFs in which the Portfolios currently may invest, generally divided by asset category, based on each Underlying Portfolio’s and Underlying ETF’s primary holdings. The list of Underlying Portfolios and Underlying ETFs in which the Portfolios may invest may change from time to time at the discretion of the Manager without notice or shareholder approval. A Portfolio will not necessarily invest in every Underlying Portfolio or Underlying ETF at one time. Additional information regarding the Underlying Portfolios is included in the prospectuses for those portfolios, as supplemented from time to time. The Portfolios will purchase Class K shares of the Underlying Portfolios, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees. Additional information regarding the Underlying ETFs is included in their current prospectuses.

Large Cap Equities

EQ/BlackRock Basic Value Equity

EQ/Boston Advisors Equity Income

EQ/Capital Guardian Research

EQ/Common Stock Index

EQ/Davis New York Venture

EQ/Equity 500 Index

EQ/Equity Growth PLUS

EQ/Invesco Comstock

EQ/JPMorgan Value Opportunities

EQ/Large Cap Core PLUS

EQ/Large Cap Growth Index

EQ/Large Cap Growth PLUS

EQ/Large Cap Value Index

EQ/Large Cap Value PLUS

EQ/Lord Abbett Large Cap Core

EQ/Montag & Caldwell Growth

EQ/Mutual Large Cap Equity

EQ/T. Rowe Price Growth Stock

EQ/UBS Growth and Income

EQ/Wells Fargo Omega Growth

Multimanager Aggressive Equity

Multimanager Large Cap Core Equity

Multimanager Large Cap Value

SPDR® S&P 500 ETF

Vanguard High Dividend Yield ETF

Vanguard Total Stock Market ETF

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Small/Mid Cap Equities

EQ/AllianceBernstein Small Cap Growth

EQ/AXA Franklin Small Cap Value Core

EQ/GAMCO Small Company Value

EQ/Mid Cap Index

EQ/Mid Cap Value PLUS

EQ/Morgan Stanley Mid Cap Growth

EQ/Small Company Index

Multimanager Mid Cap Growth

Multimanager Mid Cap Value

Multimanager Small Cap Growth

Multimanager Small Cap Value

International/Emerging Markets Securities

EQ/Emerging Markets Equity PLUS

EQ/International Equity Index

EQ/International Small Cap PLUS

EQ/Global Multi-Sector Equity

EQ/International Core PLUS

EQ/International ETF

EQ/International Value PLUS

EQ/MFS International Growth

EQ/Oppenheimer Global

EQ/Templeton Global Equity

iShares® FTSE China 25 Index Fund

iShares® MSCI Emerging Markets Index Fund

iShares® MSCI EAFE Small Cap Index Fund

iShares® S&P Latin America 40 Index Fund

Multimanager International Equity

SPDR® S&P® Emerging Europe ETF

SPDR® S&P ® Emerging Asia Pacific ETF

SPDR® S&P® Emerging Markets Small Cap ETF

SPDR® S&P ® International Mid Cap ETF

Vanguard Emerging Markets ETF

Vanguard MSCI EAFE ETF

Vanguard FTSE All-World ex-U.S. ETF

Vanguard FTSE All-World ex-U.S. Small Cap ETF

Vanguard Total World Stock ETF

High Yield Bond

EQ/High Yield Bond

SPDR® Barclays High Yield Bond ETF

Alternative Investments

Consumer Discretionary Select SPDR Fund

Consumer Staples Select SPDR Fund

EQ/Energy ETF Portfolio

Energy Select Sector SPDR Fund

EQ/GAMCO Mergers and Acquisitions

EQ/Natural Resources PLUS Portfolio

Financial Select Sector SPDR Fund

Health Care Select Sector SPDR Fund

Industrial Select Sector SPDR Fund

iShares® Gold Trust

iShares® Dow Jones U.S. Utilities Sector Index Fund

iShares® Emerging Markets Infrastructure ETF

iShares® Global Infrastructure ETF

iShares® MSCI Global Agriculture Producers ETF

iShares® MSCI Global Gold Miners ETF

iShares® S&P Global Clean Energy Index Fund

iShares® S&P Global Energy Sector Index Fund

iShares® S&P Global Nuclear Energy Index Fund

iShares® S&P Global Timber and Forestry Index Fund

iShares® S&P North American Natural Resources Sector Index Fund

iShares® Silver Trust

iShares® U.S. Oil & Gas Exploration & Production ETF

Materials Select Sector SPDR Fund

EQ/Natural Resources PLUS

PowerShares® DB Agriculture Fund

PowerShares® DB Base Metals Fund

PowerShares® DB Commodity Index Tracking Fund

PowerShares® DB Energy Fund

PowerShares® DB G10 Currency Harvest Fund

PowerShares® DB Gold Fund

PowerShares® DB Oil Fund

PowerShares® DB Precious Metals Fund

PowerShares® DB Silver Fund

PowerShares® Global Listed Private Equity Portfolio

SPDR® S&P Metals and Mining ETF

Technology Select Sector SPDR Fund

Utilities Select Sector SPDR Fund

Domestic Real Estate Investment Trusts (“REITs”)

iShares® Cohen & Steers Realty Majors Index Fund

Vanguard REIT ETF

Global REITs

EQ/Real Estate PLUS

iShares® S&P Developed ex-U.S. Property Index Fund

SPDR® Dow Jones Global Real Estate ETF

SPDR® Dow Jones International Real Estate ETF

Investment Grade Bond

EQ/AllianceBernstein Short-Term Bond

EQ/AllianceBernstein Short Duration Government Bond

EQ/Core Bond Index

EQ/Global Bond PLUS

EQ/Intermediate Government Bond

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EQ/Money Market

EQ/PIMCO Real Return

EQ/PIMCO UltraShort Bond

EQ/Quality Bond PLUS

iShares® Barclays Aggregate Bond Fund

iShares® Barclays TIPS Bond Fund

iShares® JPMorgan USD Emerging Markets Bond Fund

iShares iBoxx Investment Grade Corporate Bond Fund

Multimanager Core Bond

SPDR® Barclays Capital International Treasury Bond Fund

SPDR® DB International Government Inflation-Protected Bond Fund

Vanguard Total Bond Market ETF

Multi-Sector Bond

Barclays Capital Convertible Securities ETF

Multimanager Multi-Sector Bond

EQ/Convertible Securities Portfolio

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BIT”). Neither BIT nor the iShares® Funds make any representations regarding the advisability of investing in any of the funds listed above.

PowerShares® is a registered trademark of Invesco PowerShares Capital Management LLC (“Invesco PowerShares”). Neither Invesco PowerShares nor the PowerShares® Funds make any representations regarding the advisability of investing in any of the funds listed above.

SPDRs® is used under license from The McGraw-Hill Companies, Inc. (“McGraw-Hill”). McGraw-Hill makes no representation or warranty regarding the advisability of investing in any of the funds listed above.

You should note that the Underlying Portfolios may already be available directly as an investment option in your Contract and that an investor in a Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of in the Portfolio itself. However, not all of the Underlying Portfolios may be available as investment options in your Contract and none of the Underlying ETFs are available directly as investment options in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

Asset Allocation Strategy

The Manager determines the asset allocation target for the asset classes, the target investment percentages for each asset category and each Underlying Portfolio and Underlying ETF in which a Portfolio invests using a proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories, Underlying Portfolios and Underlying ETFs, as well as its outlook for the economy and financial markets. The Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits. You should be aware that in addition to fees directly associated with each Portfolio, you will also indirectly bear the fees of the Underlying Portfolios and Underlying ETFs, which, with respect to the Underlying Portfolios, include management and administration fees paid to the Manager, and in certain instances, advisory fees paid by the Manager to its affiliates.

Each Portfolio may deviate from its asset allocation target and target investment percentages as a result of appreciation or depreciation of the equity securities holdings, alternative investment holdings, or fixed income securities holdings of the Underlying Portfolios or Underlying ETFs in which it invests. Each Portfolio has adopted certain policies to reduce the likelihood of such an occurrence. First, the Manager will rebalance each Portfolio’s holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its target allocations. Second, the Manager may not allocate any new investment dollars to any Underlying Portfolio or Underlying ETF that holds securities of a particular asset class or category whose maximum percentage has been exceeded. Third, the Manager may allocate new investment dollars on a priority basis to Underlying Portfolios or Underlying ETFs that hold securities of a particular asset class or category whose minimum percentage has not been achieved.

Additional Information about the Investment Strategies

The following provides additional information regarding the principal investment strategies of the Portfolios as discussed in “About the Investment Portfolios — Principal Investment Strategy” and provides information regarding additional investment strategies that the Portfolios may employ. The Portfolios also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).

Securities of Other Investment Companies and Investment Vehicles. The Portfolios invest in Underlying Portfolios and Underlying ETFs. The Underlying Portfolios are managed by the Manager and sub-advised by one or more sub-advisers, which may include affiliates of the Manager. Each Portfolio has an asset allocation target (an approximate percentage of the Portfolio’s assets allocated between equity, fixed income and alternative investments as represented by the individual holdings of the Underlying Portfolios and Underlying ETFs) and target investment percentages (an approximate percentage of the Portfolio’s assets invested in a particular asset category — e.g., large cap equity securities, small/mid-cap equity securities, international/emerging markets securities, REITs, other alternative investments, investment grade bonds and high yield bonds — as represented by the individual holdings of the Underlying Portfolios and Underlying ETFs).

U.S. Government Securities. The Portfolios may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or

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guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

In August 2011, S&P downgraded its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. The downgrade by S&P could lead to subsequent downgrades by S&P or downgrades by other credit rating agencies. Both Fitch and Moody’s, which currently have assigned their highest credit ratings to the U.S., have a negative outlook for those credit ratings. These developments, and the government’s credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country’s ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by a Portfolio.

Cash and Short-Term Investments. The Portfolios may hold cash or invest in short-term paper and other short-term investments (instead of being allocated to an Underlying Portfolio or Underlying ETF) as deemed appropriate by the Manager. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited.

Each Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest its uninvested cash in money market funds, including money market funds managed by the Manager. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies, as discussed above in “Investment Strategies — Underlying Portfolios and Underlying ETFs.”

Generally, these securities offer less potential for gains than other securities.

Portfolio Turnover. The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Temporary Defensive Investments. For temporary defensive purposes in response to adverse market, economic, political or other conditions, each Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment goal. In addition, each Portfolio may deviate from its asset allocation target and target investment percentages for defensive purposes.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of a Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, a Portfolio may be subject to different risks than another investment company. Some of the risks of investing in the Portfolios are discussed below, including the principal risks of the Portfolios as discussed in “About the Investment Portfolio — The Principal Risks.” However, other factors may also affect a Portfolio’s investment results. There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

Each Portfolio follows a distinct set of investment strategies. To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest primarily in equity securities and other equity instruments, the performance of the Portfolio will be subject to the risks of investing in equity securities and other equity instruments. To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest primarily in fixed income securities and other fixed income instruments, the performance of the Portfolio will be subject to the risks of investing in fixed income securities and other fixed income instruments, which may include high yield securities. To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest primarily in alternative investments, the performance of the Portfolio will be subject to the risks of investing in alternative investments.

The Underlying Portfolios and Underlying ETFs have principal investment strategies that come with inherent risks. Certain Underlying Portfolios and Underlying ETFs may emphasize different market sectors, such as foreign securities, small-cap equities and high yield fixed income securities. Some of the risks, including principal risks of investing in the Underlying Portfolios and Underlying ETFs are discussed below. More information about the Underlying Portfolios and Underlying ETFs is available in their respective prospectuses.

General Risks of the Portfolios and the Underlying Portfolios and Underlying ETFs

Each Portfolio and each of the Underlying Portfolios and Underlying ETFs may be subject to certain general investment risks, as discussed below.

Adviser Selection Risk. The risk that the Manager’s process for selecting or replacing an investment sub-adviser (“Adviser”) and its decision to select or replace an Adviser does not produce the intended results.

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Affiliated Portfolio Risk. In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. A Portfolio investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, an Underlying Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such a Portfolio. These inflows and outflows may be frequent and could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s net asset value and performance and could cause an Underlying Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for an Underlying Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s ability to meet shareholder redemption requests or could limit an Underlying Portfolio’s and, in turn, a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. In addition, these inflows and outflows could increase an Underlying Portfolio’s and, in turn, a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause an Underlying Portfolio’s and, in turn, a Portfolio’s, actual expenses to increase, or could result in an Underlying Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Underlying Portfolio’s and, in turn, a Portfolio’s expense ratio. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is in the best interest of that Portfolio and Underlying Portfolio and that is consistent with its investment objective, policies, and strategies.

Asset Class Risk. There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Cash Management Risk. Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Derivatives Risk. A derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference, rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or an Adviser’s ability to accurately forecast movements in the market relating to the underlying reference asset, rate or index. If the Manager or an Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a Portfolio’s derivatives position could lose value. A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments and may reduce the Portfolio’s returns. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to a number of risks such as leveraging risk, liquidity risk, interest rate risk, market risk, counterparty risk, credit risk and also involve the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by a Portfolio, especially in abnormal market conditions. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of a Portfolio to sell or otherwise close a derivatives position and could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A Portfolio also could suffer losses related to its derivatives positions as a result of undervalued market movements, which losses are potentially unlimited. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, certain over-the-counter derivatives do not have liquidity beyond the counterparty to the transaction, and because they may not be traded on exchanges, they may not offer the protections provided by exchanges in the event that the counterparty is unable to fulfill its contractual obligation. Such over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative generally should be substantially

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offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective.

There have been numerous recent legislative and regulatory initiatives to implement a new regulatory framework for the derivatives markets. New rules may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly, and may otherwise adversely impact the performance and value of derivatives.

Equity Exposure Risk. The Portfolio may invest from time to time in Underlying Portfolios managed by the Manager that employ various volatility management techniques, including the use of futures and options to manage equity exposure. The success of any volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of any volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Any one or more of these factors may prevent the Underlying Portfolio from achieving the intended volatility management or could cause the Underlying Portfolio, and in turn, the Portfolio, to underperform or experience losses.

Futures Contract Risk. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

Index Strategy Risk. A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk. An Adviser may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Portfolio’s share price.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. An Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such an Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. An Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

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Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Leveraging Risk. When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impair the Portfolio’s ability to pursue its objectives.

A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Liquidity Risk. The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Judgment plays a greater role in pricing illiquid investments than it does in pricing investments having more active markets.

Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Multiple Adviser Risk. A Portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser manages its allocated portion of the Portfolio independently from another Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Advisers because the Manager pays different fees to the Advisers and due to other factors that could impact the Manager’s revenues and profits.

New Fund Risk. The Portfolios offered by this Prospectus are new and, as of the date of this Prospectus, have no operating history. Certain Underlying Portfolios and Underlying ETFs may be relatively new portfolios with limited operating history. The portfolios may not be successful in implementing their respective investment strategies or may not employ successful investment strategies, and there can be no assurance that such portfolios will grow to or maintain an economically viable size, which could result in a portfolio, including a Portfolio offered by this Prospectus, being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Portfolio Management Risk. The risk that strategies used by the Manager or the Advisers and their securities selections fail to produce the intended results. In addition, the Portfolios are available through Contracts offered by insurance company affiliates of the Manager, and the Portfolios may be used to fund all or a portion of certain benefits available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits, the Manager’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Manager may be subject to potential conflicts of interest in connection with providing advice to, or developing strategies and models used to manage, a Portfolio (e.g., with respect to the allocation of assets among Underlying Portfolios or between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio). The performance of Portfolios managed or designed by the Manager may impact the obligations and financial exposure of its insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option and the ability of an insurance company affiliate to

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manage (e.g., through the use of various hedging techniques) the risks associated with these guarantees. The Manager’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or the models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles) that could reduce potential losses and/or mitigate financial risks to insurance companies affiliates that provide the guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide guarantees under its Contracts, including by making more predictable the costs of the guarantees and by reducing the regulatory capital needed to provide them. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Portfolio Turnover Risk. High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including the Portfolios. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, and issuers that have exposure to the real estate, mortgage, and credit markets and the sovereign debt of certain nations or their political subdivisions have been particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. These market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility, and, in some cases, credit downgrades and increased likelihood of default. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide.

In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. These conditions could negatively impact the value and liquidity of a Portfolio’s investments and cause it to lose money.

The situation in the financial markets has resulted in calls for increased regulation. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) has initiated a revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; new rules for derivatives trading; and the registration and additional regulation of hedge and private equity fund managers. The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (e.g., the SEC and the CFTC) have been active in proposing and adopting regulations and guidelines on the use of derivatives by market participants, including mutual funds. The CFTC recently adopted a revision to one of its rules that as revised either restricts the use of derivatives by mutual funds or requires a mutual fund’s adviser to register as a commodity pool operator. The SEC is reviewing its current guidelines on the use of derivatives by mutual funds and may issue new guidelines. It is not clear whether or when such new guidelines will be published or what the content of such guidelines may be. Instruments in which a Portfolio may invest, or the issuers of such instruments, may be negatively affected by the new legislation and regulation in ways that are unforeseeable. Although a portion of the implementing regulations have been finalized, the ultimate impact of the Dodd-Frank Act is not yet certain.

The U.S. federal government and certain foreign central banks have taken actions to support financial markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth, at least in the short to medium term. The ultimate effect of these efforts is only beginning to reveal itself. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Changes in government policies may exacerbate the markets’ difficulties and withdrawal of this support, or other policy changes by governments or central banks, could adversely impact the value and liquidity of certain securities.

Repurchase Agreements Risk. A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the security at the desired time.

Risks Related to Investments in Underlying Portfolios and Underlying ETFs. A Portfolio that invests in Underlying Portfolios and Underlying ETFs will indirectly bear fees and expenses charged by those Underlying Portfolios and Underlying ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios and Underlying ETFs invest and the ability of the Portfolio to meet its investment ob-

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jective will directly depend on the ability of the Underlying Portfolios and Underlying ETFs to meet their investment objectives. The Portfolio, Underlying Portfolios and Underlying ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and lower-rated securities risk. The Underlying Portfolios and Underlying ETFs may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an Underlying Portfolio or Underlying ETF at a time and price that is unfavorable to the Portfolio. In addition, many Underlying ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an Underlying ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an Underlying ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an Underlying ETF’s performance to not match the performance of its index. An Underlying ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the Underlying ETF could result in a greater decline in net asset value than would be the case if the Underlying ETF held all of the securities in the index. To the extent the assets in the Underlying ETF are smaller, these risks will be greater. No ETF fully replicates its index and an Underlying ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the Underlying ETF manager may not produce the intended results. Moreover, there is the risk that an Underlying ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the Underlying ETFs could be substantially and adversely affected. In addition, because Underlying ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an Underlying ETF may be different from the net asset value of such ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Securities Selection Risk. The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform other funds with the same objective or in the same asset class.

Short Position Risk. A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. A Portfolio’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Portfolio’s overall potential for loss. Market factors may prevent a Portfolio from closing out a short position at the most desirable time or at a favorable price.

Risks of Equity Investments

Each Portfolio may invest a portion of its assets in Underlying Portfolios or Underlying ETFs that emphasize investments in equity securities or other equity instruments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of equity securities or other equity instruments. The risks of investing in equity securities or other equity instruments may include:

Convertible Securities Risk. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price

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of the security. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Equity Risk. In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Financial Services Sector Risk. To the extent a Portfolio invests in the financial services sector, the value of the Portfolio’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing in a diversified portfolio of securities.

Focused Portfolio Risk. A Portfolio that employs a strategy of investing in the securities of a limited number of companies, some of which may be in the same industry, including a Portfolio that is classified as “diversified”, may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. Further, such a Portfolio may be more sensitive to events affecting a single industry. The use of a focused investment strategy may increase the volatility of a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a more broadly invested Portfolio.

Initial Public Offering (“IPO”) Risk. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. There is no guarantee that as a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in IPOs.

Large-Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap and Micro-Cap Company Risk. A Portfolio’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small- and micro-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small- and micro-capitalization companies than for mid-capitalization companies.

Real Estate Investing Risk. Investing in real estate investment trusts (“REITs”) exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs requires specialized management skills and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains.

Special Situations Risk. A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation,

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restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. A Portfolio’s return also could be adversely impacted to the extent that an Adviser’s strategies fail to identify companies for investment by the Portfolio that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a Portfolio may lose money. In addition, if a transaction takes longer time to close than an Adviser originally anticipated, a Portfolio may realize a lower-than-expected rate of return.

Unseasoned Companies Risk. These are companies that have been in operation less than three years, including operations of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Risks of Fixed Income Investments

Each Portfolio may invest a portion of its assets in Underlying Portfolios or Underlying ETFs that invest primarily in debt securities or other debt instruments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds or other debt instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed and asset-backed securities, securities issued by the U.S. government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments and are limited as described in each Underlying Portfolio’s or Underlying ETF’s investment strategies. In addition to bonds, debt securities also include money market instruments.

The risks of investing in fixed income securities or other fixed income instruments may include:

Banking Industry Sector Risk. To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment.

Bank Loans Risk. Loans are subject to additional risks including liquidity risk, prepayment risk (the risk that when interest rates fall, debt securities may be repaid more quickly than expected and a Portfolio may be required to reinvest in securities with a lower yield), extension risk (the risk that when interest rates rise, debt securities may be repaid more slowly than expected and the value of a Portfolio’s holdings may decrease), the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. In addition, liquidity risk may be more pronounced for a Portfolio investing in loans because certain loans may have a more limited secondary market.

A Portfolio’s investments in bank loans are subject to the risk that the Portfolio will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured bank loans offer a Portfolio more protection than unsecured bank loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured bank loan’s collateral would satisfy the borrower’s obligation or that the collateral could be readily liquidated. In addition, a Portfolio’s access to collateral may be limited by bankruptcy or other insolvency laws. In the case of a bankruptcy, a Portfolio may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured bank loans are subject to a greater risk of default than secured bank loans, especially during periods of deteriorating economic conditions. Unsecured bank loans also have a greater risk of nonpayment in the event of a default than secured bank loans since there is no recourse for the lender to collateral.

Convertible Securities Risk. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Credit Risk. The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which may be reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default. U.S. government securities held by a Portfolio are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S.

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Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a Portfolio owns do not extend to shares of the Portfolio themselves.

Distressed Companies Risk. Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Inflation-Indexed Risk. Inflation-indexed bonds, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Interest Rate Risk. The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration. During periods of falling interest rates, an issuer of a callable bond may “call” or repay a security before its stated maturity and a Portfolio may have to reinvest the proceeds at lower interest rates, resulting in a decline in Portfolio income. Inflation-indexed bonds, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest rates have been unusually low in recent years.

Investment Grade Securities Risk. Debt securities generally are rated by national bond ratings agencies. A Portfolio considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s or, if unrated, are deemed to be of comparable quality by an Adviser. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Junk Bonds or Lower Rated Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s) or, if unrated, deemed to be of comparable quality by an Adviser are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. ”Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. “Junk bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Portfolio expenses can be spread and possibly reducing the Portfolio’s rate of return.

Loan Participation and Assignments Risk. A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Money Market Risk. Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease. In addition, a money market portfolio is subject to the risk that the value of an investment may be eroded over time by inflation.

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the principal on mortgage- and asset-backed securities held by a Portfolio may be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality and defaults by of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Portfolio. If a Portfolio purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio as a holder of those securities may only receive payments after the

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pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. Moreover, instability in the markets for mortgage- and asset-backed securities may affect the liquidity of such securities, which means that a Portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage- and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Zero Coupon and Pay-in-Kind Securities Risk. A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risks of Foreign Securities Investments

Each Portfolio may invest a varying portion of its assets in Underlying Portfolios and Underlying ETFs that invest primarily in foreign securities or other foreign instruments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risk and rewards of foreign securities or other foreign instruments.

The following is a more detailed description of the primary risks of investing in foreign securities and other foreign instruments:

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk. Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private countries. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition,

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the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries. Investments in frontier markets may be subject to a greater risk of loss than investments in more developed and traditional emerging markets.

European Economic Risk. The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires Euro zone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade and other areas, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. Recently, the European financial markets have been negatively impacted by rising government debt levels; possible default on or restructuring of sovereign debt in several European countries, including Cyprus, Greece, Ireland, Italy, Portugal and Spain; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe have affected the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners.

Geographic Risk. A Portfolio that may invest a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

International Fair Value Pricing Risk. An Underlying Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Underlying Portfolio’s net asset value is determined. If such arbitrage attempts are successful, the Underlying Portfolio’s net asset value might be diluted. An Underlying Portfolio’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the board of trustees believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Underlying Portfolio’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement an Underlying Portfolio’s investment strategy (e.g., reducing the volatility of the Portfolio’s share price) or achieve its investment objective.

Political/Economic Risk. Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk. Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

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Risks of Alternative Investments

Each Portfolio may invest in certain Underlying Portfolios and Underlying ETFs that invest in alternative investments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to the extent of a Portfolio’s investment, on the risks and rewards of alternative investments. Alternative investments may use a different approach to investing than do traditional investments (such as equity or fixed income investments) and, as a result, may have different characteristics and risks than do traditional investments. Alternative investments may be less liquid, particularly in periods of stress, more complex and less transparent, and may have more complicated tax profiles than traditional investments. The use of alternative investments may not achieve the desired effect.

The following is a more detailed description of the primary risks of investing in alternative investments. In addition to the risks specific to alternative investments, the Underlying Portfolios and Underlying ETFs that invest in alternative investments may be subject to the risks associated with equity, fixed income and foreign investments, certain of which are discussed earlier in this Prospectus. Certain risks discussed below also may apply to Underlying Portfolios and Underlying ETFs that do not invest in alternative investments. An Underlying Portfolio and Underlying ETF may be subject to certain additional risks as discussed in its prospectus.

Commodity Price Volatility Risk. Because the value of the shares of an Underlying ETF that is based on a particular commodity depends on the price of that commodity, the value of those shares is subject to fluctuations similar to those affecting the commodity.

Commodity Risk. Exposure to the commodities markets may subject a Portfolio to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods and weather, and embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Securities of companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit even higher volatility attributable to commodity prices. Because the value of a commodity linked derivative instrument typically is based upon the price movements of a physical commodity, the value of a commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry. The value of these instruments will rise or fall in response to changes in the underlying commodity or related index of investment.

Concentration Risk. If an Underlying Portfolio or Underlying ETF concentrates in a particular market, industry, group of industries, country, region, group of countries, asset class or sector, that Underlying Portfolio or Underlying ETF may be adversely affected by the performance of those securities and may be subject to price volatility. In addition, an Underlying Portfolio or Underlying ETF that concentrates in a single market, industry, group of industries, country, region, group of countries, asset class or sector may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries.

Energy Sector Risk. The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact to the Portfolio’s holdings and the performance of the Portfolio.

Increases in Hedging Activity Risk. An increase in hedging activity by producers of a commodity could cause a decline in world prices of that commodity, negatively impacting the price of a fund investing in that commodity.

Natural Resources Sector Risk. The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation

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and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals.

Oil and Gas Sector Risk. The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration, and production spending. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes. Companies in the oil and gas sector may be at risk for environmental damage claims. Companies in the oil and gas sector may be adversely affected by changes in exchange rates, interest rates, economic conditions, government regulation or world events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest.) Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Precious Metals Risk. Precious metals, such as gold and silver, generate no interest or dividends, and the return from investments in such precious metals will be derived solely from the gains and losses realized upon sale. Prices of precious metals may fluctuate, sharply or gradually, and over short or long periods of time. The prices of precious metals may be significantly affected by factors such as changes in inflation or expectations regarding inflation in various countries, the availability of supplies and demand, changes in industrial and commercial demand, developments in the precious metals mining industries, precious metals sales by governments, central banks or international institutions, investment speculation, hedging activity by producers, currency exchange rates, interest rates, and monetary and other economic policies of various governments. In addition, because the majority of the world’s supply of gold and silver is concentrated in a few countries, such investments may be particularly susceptible to political, economic and environmental conditions and events in those countries.

Sales by the Official Sector Risk. A significant portion of the aggregate world gold holdings is owned by governments, central banks and related institutions. If one or more of these institutions decides to sell in amounts large enough to cause a decline in world gold prices, the price of an Underlying ETF that invests in gold will be adversely affected.

Utilities Sector Risk. The utilities sector in general is subject to significant governmental regulation and review, which may result in limitations or delays with regard to changes in the rates that companies in this sector charge their customers. Other risk factors that may affect utility companies include the risk of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and safety regulations; difficulties in obtaining natural gas or other key inputs; risks related to the construction and operation of power plants; the effects of energy conservation and the effects of regulatory changes. Any of these factors could result in a material adverse impact on the Underlying ETF’s portfolio securities and the performance of the Underlying ETF.

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Information Regarding the Underlying Portfolios and Underlying ETFs

The following is additional information regarding certain of the Underlying Portfolios and Underlying ETFs in which each Portfolio currently may invest. If you would like more information about the Underlying Portfolios and Underlying ETFs, their Prospectuses and Statements of Additional Information are available by contacting your financial professional, or, with respect to the Underlying Portfolios, by accessing the documents online at www.axa-equitablefunds.com or contacting the Underlying Portfolios at:

AXA Premier VIP Trust

EQ Advisors Trust

1290 Avenue of the Americas

New York, NY 10104

Telephone: 1-877-222-2144

The Manager may add new Underlying Portfolios and Underlying ETFs or replace existing Underlying Portfolios and Underlying ETFs without notice or shareholder approval. The Manager’s selection of Underlying Portfolios and Underlying ETFs may have a positive or negative impact on its revenues and/or profits.

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
LARGE CAP EQUITIES
EQ/BlackRock Basic Value Equity Portfolio	Seeks to achieve capital appreciation and secondarily, income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities that the Adviser believes are undervalued and therefore represent basic investment value.	• Currency Risk • Equity Risk • Foreign Securities Risk • Investment Style Risk • Large-Cap Company Risk • Mid-Cap Company Risk
EQ/Boston Advisors Equity Income Portfolio	Seeks a combination of growth and income to achieve an above-average and consistent total return.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio intends to invest primarily in dividend-paying common stocks of U.S. large capitalization companies.	• Currency Risk • Depositary Receipts Risk • Emerging Markets Risk • Equity Risk • Foreign Securities Risk • Large-Cap Company Risk
EQ/Davis New York Venture Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests a majority of its assets in equity securities issued by large-cap companies with market capitalizations of at least $10 billion. The Portfolio also has the flexibility to invest in companies whose shares may be subject to controversy and in foreign securities, including depositary receipts. The Portfolio may invest a significant portion of its assets in the financial services sector.	• Currency Risk • Depositary Receipts Risk • Equity Risk • Financial Services Sector Risk • Foreign Securities Risk • Headline Risk • Large-Cap Company Risk • Special Situations Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Equity 500 Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500 Index. The Portfolio will seek to hold all 500 securities in the S&P 500 Index in the exact weight each represents in that Index.	• Equity Risk • Index Strategy Risk • Large-Cap Company Risk
EQ/T. Rowe Price Growth Stock Portfolio	Seeks to achieve long-term capital appreciation and secondarily, income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of a diversified group of growth companies (currently considered by the Adviser to mean companies with market capitalizations larger than the median market cap of companies in the Russell 1000 Growth Index at the time of purchase). While most assets are invested in U.S. common stocks, other securities may also be purchased, including warrants and preferred stocks, in keeping with portfolio objectives. The Portfolio may invest up to 30% of its total assets in securities of foreign issuers, including those in emerging markets.	• Currency Risk • Equity Risk • Emerging Markets Risk • Foreign Securities Risk • Investment Style Risk • Large-Cap Company Risk • Special Situations Risk
SMALL/MID CAP EQUITIES
EQ/AllianceBernstein Small Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small capitalization companies with market capitalizations in the range of the Russell 2500 Index at the time of purchase. The Portfolio’s assets are normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index.	• Equity Risk • Index Strategy Risk • Investment Style Risk • Portfolio Turnover Risk • Small-Cap Company Risk • Special Situations Risk
EQ/GAMCO Small Company Value Portfolio	Seeks to maximize capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small capitalization companies. Small capitalization companies are companies with market capitalizations of $2.0 billion or less at the time of investment. The Adviser utilizes a value-oriented investment style.	• Currency Risk • Equity Risk • Foreign Securities Risk • Investment Style Risk • Small-Cap Company Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Morgan Stanley Mid Cap Growth Portfolio	Seeks to achieve capital growth	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of medium-sized companies (or derivative instruments with similar economic characteristics) at the time of investment. For this Portfolio, medium-sized companies are defined by reference to those companies represented in the Russell Midcap® Growth Index. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging market securities and depositary receipts.	• Currency Risk • Depositary Receipts Risk • Emerging Markets Risk • Equity Risk • Foreign Securities Risk • Investment Style Risk • Mid-Cap Company Risk
EQ/Small Company Index Portfolio	Seeks to replicate as closely as possible (before expenses) the total return of the Russell 2000 Index (“Russell 2000”).	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.	• Equity Risk • Index Strategy Risk • Small-Cap Company Risk
INTERNATIONAL/EMERGING MARKETS EQUITIES
EQ/Emerging Market Equity PLUS Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies located in emerging market countries or other investments that are tied economically to emerging market countries. Such equity securities may include common stock, preferred stocks, depositary receipts, rights and warrants. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index. Approximately 10% of the Portfolio’s net assets may be invested in ETFs.

• Currency Risk

• Derivatives Risk

• Depositary Receipts Risk

• Developing and Emerging Markets — Special Risks

• Equity Risk

• Exchange Traded Funds Risk

• Foreign Securities Risk

• Index Strategy Risk

• Large-Cap Company Risk

• Leveraging Risk

• Liquidity Risk

• Mid-Cap and Small-Cap Company Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/International Equity Index Portfolio	Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EuroSTOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index (“composite index”), including reinvestment of dividends, at a risk level consistent with that of the composite index.	Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies represented in the composite index. The Adviser selects a subset of the companies represented in each index comprising the composite index based on the Adviser’s analysis of key risk factors and other characteristics.	• Currency Risk • Equity Risk • Foreign Securities Risk • Index Strategy Risk • Large-Cap Company Risk
EQ/International Core PLUS Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	The Portfolio invests primarily in foreign equity securities (or other financial instruments that derive their value from the securities of such companies.) The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.

• Cash Management Risk

• Currency Risk

• Custom Benchmark Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Exchange Traded Funds Risk

• Foreign Securities Risk

• Futures Contract Risk

• Index Strategy Risk

• Large-Cap Company Risk

• Leveraging Risk

• Mid-Cap and Small-Cap Company Risk

• Short Position Risk

• Volatility Management Risk

EQ/MFS International Growth Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets in the equity securities of foreign companies, including emerging markets equity securities. The Portfolio may invest a large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region. The Adviser focuses on investing the Portfolio’s assets in the stocks of companies it believes to have above average earnings potential compared to other companies (i.e. growth companies).

• Currency Risk

• Depositary Receipts Risk

• Emerging Markets Risk

• Equity Risk

• Foreign Securities Risk

• Geographic Risk

• Investment Style Risk

• Large-Cap Company Risk

• Mid-Cap and Small-Cap Company Risk

• Portfolio Turnover Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI EAFE Small Cap Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Small Cap Index.	The MSCI EAFE Small Cap Index represents the small-cap segment of the MSCI EAFE Index. The Fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing such securities. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

• Equity Risk

• Exchange Traded Funds Risk

• Financial Sector Risk

• Focused Portfolio Risk

• Foreign Securities Risk

• General Investment Risks

• Industrials Sector Risk

• Market Trading Risk

• Privatization Risk

• Risks of Investing in Japan

• Small-Cap Company Risk

iShares® MSCI Emerging Markets Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index.	The MSCI Emerging Markets Index is designed to measure equity market performance in the global emerging markets. The Fund generally invests at least 90% of its assets in the securities of the MSCI Emerging Markets Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.

• Commodity Exposure Risk

• Equity Securities Risk

• Exchange Traded Funds Risk

• Financial Sector Risk

• Focused Portfolio Risk

• Foreign Securities Risk

• General Investment Risks

• Market Trading Risk

• Tracking Error Risk

HIGH YIELD BOND
EQ/High Yield Bond Portfolio	Seeks to maximize current income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a broad range of high-yield, below investment grade bonds. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion invests in ETFs that are passively managed and that meet the investment objective of the Portfolio.

• Bank Loans Risk

• Convertible Securities Risk

• Credit Risk

• Derivatives Risk

• Exchange Traded Funds Risk

• Equity Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Junk Bonds or Lower Rated Securities Risk

• Large-Cap Company Risk

• Leveraging Risk

• Liquidity Risk

• Loan Participation and Assignments Risk

• Mid-Cap and Small-Cap Company Risk

• Mortgage-Backed and Asset-Backed Securities Risk

• Portfolio Turnover Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SPDR® Barclays High Yield Bond ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Barclays High Yield Very Liquid Index.	Under normal market conditions, the Fund generally invests substantially all, but at least 80% of its total assets in the securities comprising the Index or in securities that the Fund’s investment adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund uses a sampling strategy in seeking to track the performance of the Index.

• Exchange Traded Funds Risk

• Fixed Income Securities Risk

• Focused Portfolio Risk

• General Investment Risks

• Junk Bonds or Lower Rated Securities Risk

• Industrial Sector Risk

• Utilities Sector Risk

• Financial Sector Risk

ALTERNATIVE INVESTMENTS
EQ/Energy ETF Portfolio	Seeks long-term capital appreciation.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies in the energy sector through investments in exchange traded securities of other investment companies and investment vehicles.

• Commodity Risk

• Concentration Risk

• Equity Risk

• Energy Sector Risk

• ETF Risk

• Foreign Securities Risk

• Large-Cap Company Risk

• Mid-Cap and Small-Cap and Micro-Cap Company Risk

• Natural Resources Sector Risk

• Oil and Gas Sector Risk

EQ/GAMCO Mergers and Acquisitions Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio invests primarily in arbitrage transactions by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. In addition, the Portfolio invests in equity securities of companies that the Adviser believes are likely acquisition targets within 12-18 months.

• Currency Risk

• Emerging Markets Risk

• Equity Risk

• Focused Portfolio Risk

• Foreign Securities Risk

• Large-Cap Company Risk

• Mid-Cap and Small-Cap Company Risk

• Portfolio Turnover Risk

• Special Situations Risk

34	More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Gold Trust	For the value of the shares to reflect, at any given time, the price of gold owned by the trust at that time, less the trust’s expenses and liabilities.	The trust is not actively managed. It does not engage in any activities designed to obtain a profit from, or to ameliorate losses caused by, changes in the price of gold. The trust receives gold deposited with it in exchange for the creation of baskets of shares, sells gold as necessary to cover the trust expenses and other liabilities and delivers gold in exchange for baskets of shares surrendered to it for redemption.	• Commodity Price Volatility Risk • Exchange Traded Funds Risk • General Investment Risks • Liquidity Risk • Increases in Hedging Activity Risk • Sales by the Official Sector Risk
iShares® U.S. Oil & Gas Exploration & Production ETF	Seeks to track the investment results of an index composed of U.S. equities in the oil and gas exploration and production sector.	The Fund seeks to track the investment results of the Dow Jones U.S. Select Oil Exploration & Production Index, which measures the performance of the oil exploration and production sub-sector of the U.S. equity market. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

• Asset Class Risk

• Concentration Risk

• Equity Securities Risk

• Index-Related Risk

• Issuer Risk

• Management Risk

• Market Risk

• Market Trading Risk

• Mid-Capitalization Companies Risk

• Non-Diversification Risk

• Oil and Gas Industry Risk

• Passive Investment Risk

• Risk of Investing in the United States

• Securities Lending Risk

• Tracking Error Risk

iShares® Emerging Markets Infrastructure ETF	The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Emerging Markets Infrastructure Index™.

The Fund generally invests at least 90% of its assets in securities of the

S&P Emerging Markets Infrastructure Index™ and in depositary receipts representing securities of the Index. The Index is designed to track performance of 30 of the largest publicly listed companies in the infrastructure industry in emerging markets and includes three distinct infrastructure sub sectors: energy, transportation and utilities. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

• Concentration Risk

• Emerging Markets Risk

• Energy Sector Risk

• Equity Risk

• Exchange Traded Funds Risk

• Foreign Securities Risk

• General Investment Risk

• Industrials Sector Risk

• Infrastructure Sector Risk

• Mid-Cap and Small-Cap Companies Risk

• Oil and Gas Sector Risk

• Securities Lending Risk

• Transportation Sector Risk

• Utilities Sector Risk

EQ Advisors Trust	More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs	35

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Global Infrastructure ETF	The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Global Infrastructure Index™.	The Fund generally invests at least 90% of its assets in securities of the S&P Global Infrastructure Index™. The Index is designed to track the performance of the stocks of large infrastructure companies in developed markets, or whose stocks are listed on developed market exchanges around the world. The Index includes companies involved in utilities, energy and transportation infrastructure, such as the management or ownership of oil and gas storage and transportation; airport services; highways and rail tracks; marine ports and services; and electric, gas, and water utilities. The Fund’s investment adviser uses a representative sampling strategy to manage the Fund.

• Concentration Risk

• Emerging Markets Risk

• Energy Sector Risk

• Equity Risk

• Exchange Traded Funds Risk

• Foreign Securities Risk

• General Investment Risks

• Industrials Sector Risk

• Infrastructure Sector Risk

• Securities Lending Risk

• Utilities Sector Risk

iShares® MSCI Global Agriculture Producers ETF	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI ACWI Select Agriculture Producers Investable Market Index.	The Fund generally invests at least 80% of its assets in securities of the MSCI ACWI Select Agriculture Producers Investable Market Index or in depositary receipts representing securities in that index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

• Agricultural Production Sector Risk

• Capital Goods Sector Risk

• Commodity Risk

• Concentration Risk

• Consumer Staples Sector Risk

• Emerging Markets Risk

• Equity Risk

• Exchange Traded Funds Risk

• Foreign Securities Risk

• General Investment Risks

• Industrials Sector Risk

• Materials Sector Risk

• Securities Lending Risk

iShares® MSCI Global Gold Miners ETF	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI ACWI Select Gold Miners Investable Market Index.	The Fund generally invests at least 80% of its assets in securities of the MSCI ACWI Select Gold Miners Investable Market Index or in depositary receipts representing securities in that index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

• Commodity Risk

• Concentration Risk

• Emerging Markets Risk

• Equity Risk

• Exchange Traded Funds Risk

• Foreign Securities Risk

• General Investment Risks

• Gold Mining Sector Risk

• Materials Sector Risk

• Securities Lending Risk

36	More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® S&P North American Natural Resources Sector Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P North American Natural Resources Sector Index.	The Index measures the performance of U.S.-traded stocks of natural resource related companies in the U.S. and Canada. The Index includes companies in the following categories: producers of oil, gas and consumable fuels, energy equipment and services, metals and mining, manufacturers of paper and forest products, and producers of construction materials, containers and packaging. The Fund will generally invest at least 90% of its assets in securities of the Index and in depositary receipts representing such securities.	• Concentration Risk • Equity Risk • Exchange Traded Funds Risk • Focused Portfolio Risk • Foreign Securities Risk • General Investment Risks • Natural Resources Sector Risk • Oil and Gas Sector Risk
iShares® Silver Trust	For the value of the shares to reflect, at any given time, the price of silver owned by the trust at that time, less the trust’s expenses and liabilities.	The trust is not actively managed. It does not engage in any activities designed to obtain a profit from, or to ameliorate losses caused by, changes in the price of silver. The trust receives silver deposited with it in exchange for the creation of baskets of shares, sells silver as necessary to cover the trust expenses and other liabilities and delivers silver in exchange for baskets of shares surrendered to it for redemption.	• Commodity Price Volatility Risk • Exchange Traded Funds Risk • General Investment Risks • Liquidity Risk • Increases in Hedging Activity Risk
EQ/Natural Resources PLUS Portfolio	Seeks to achieve long-term growth of capital	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of domestic and foreign companies within the natural resources sector or in other securities or instruments the value of which is related to the market value of some natural resources asset. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index. Approximately 10% of the Portfolio’s net assets may be invested in ETFs.

• Currency Risk

• Depositary Receipts Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Exchange Traded Funds Risk

• Focused Portfolio Risk

• Foreign Securities Risk

• Global Natural Resources Risk

• Index Strategy Risk

• Large-Cap Company Risk

• Leveraging Risk

• Liquidity Risk

• Mid-Cap and Small-Cap Company Risk

• Sector Concentration Risk

EQ Advisors Trust	More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs	37

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
PowerShares® DB Agriculture Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Diversified Agriculture Index Excess Return™ over time, plus the excess, if any, of its interest income from its holdings of the United States Treasury and other high credit quality short-term fixed income securities over its expenses.	The Fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Diversified Agriculture Index Excess Return™, which is comprised of one or more underlying commodities and is intended to reflect the agricultural sector. The Fund also earns interest income from United States Treasury and other high credit quality short-term fixed income securities.

• Futures Trading Volatility Risk

• Commodity Price Volatility Risk

• Concentration Risk

• General Investment Risks

• Index-Related Risk

• Liquidity Risk

• Market Trading Risk

• Non-Correlation Risk

• Non-Diversification Risk

• Reliance on Trading Partners Risk

• Index Tracking Risk

• Valuation Risk

• Not a Registered Investment Company

PowerShares® DB Base Metals Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Industrial Metals Index Excess Return™ over time, plus the excess, if any, of its interest income from its holdings of the United States Treasury and other high credit quality short-term fixed income securities over its expenses.	The Fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Industrial Metals Index Excess Return™, which is intended to reflect the base metals sector. The Fund also earns interest income from United States Treasury and other high credit quality short-term fixed income securities.

• Futures Trading Volatility Risk

• Commodity Price Volatility Risk

• Concentration Risk

• General Investment Risks

• Index-Related Risk

• Liquidity Risk

• Market Trading Risk

• Non-Correlation Risk

• Non-Diversification Risk

• Reliance on Trading Partners Risk

• Index Tracking Risk

• Valuation Risk

• Not a Registered Investment Company

PowerShares® DB Commodity Index Tracking Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Diversified Commodity Index Excess Return™ over time, plus the excess, if any, of the Fund’s interest income from its holdings of the United States Treasury and other high credit quality short-term fixed income securities over the expenses of the Fund.	The Fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Diversified Commodity Index Excess Return™, which intended to reflect the change in market value of certain commodities. The Fund’s portfolio also includes United States Treasury securities and other high credit quality short-term fixed income securities for deposits with the Fund’s commodity broker as margin.

• Futures Trading Volatility Risk

• Commodity Price Volatility Risk

• Concentration Risk

• General Investment Risks

• Index-Related Risk

• Liquidity Risk

• Market Trading Risk

• Non-Correlation Risk

• Non-Diversification Risk

• Reliance on Trading Partners Risk

• Index Tracking Risk

• Valuation Risk

• Not a Registered Investment Company

38	More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
PowerShares® DB Energy Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Energy Index Excess Return™ over time, plus the excess, if any, of its interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over its expenses.	The Fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Energy Index Excess Return™, which is intended to reflect the energy sector. The Fund also holds cash and United States Treasury securities and other high credit quality short-term fixed income securities for deposit with its commodity broker as margin.

• Futures Trading Volatility Risk

• Commodity Price Volatility Risk

• Concentration Risk

• General Investment Risks

• Index-Related Risk

• Liquidity Risk

• Market Trading Risk

• Non-Correlation Risk

• Non-Diversification Risk

• Reliance on Trading Partners Risk

• Index Tracking Risk

• Valuation Risk

• Not a Registered Investment Company

PowerShares® DB G10 Currency Harvest Fund	Seeks to track changes, whether positive or negative, in the level of the Deutsche Bank G10 Currency Future Harvest Index® —Excess Return, over time, plus the excess, if any, of the Fund’s interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over its expenses.	The Fund trades exchange-traded futures on the currencies comprising the Deutsche Bank G10 Currency Future Harvest Index® — Excess Return, which is designed to reflect the return from investing on a 2:1 leveraged basis in long currency futures positions for certain currencies associated with relatively high yielding interest rates and in short currency futures positions for certain currencies associated with relatively low yielding interest rates. The Fund’s portfolio also includes United States Treasury securities and other high credit quality short-term fixed income securities for deposit with the Fund’s commodity broker as margin.	• Currency Risk • Exchange Traded Funds Risk • General Investment Risks • Liquidity Risk • Market Trading Risk • Non-Correlation Risk • Index Risk
PowerShares® DB Gold Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Gold Index Excess Return™ over time, plus the excess, if any, of its interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over its expenses.	The Fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Gold Index Excess Return™, which is intended to reflect the changes in the market value of gold. The Fund also holds cash and United States Treasury securities and other high credit quality short-term fixed income securities for deposit with its commodity broker as margin.

• Futures Trading Volatility Risk

• Commodity Price Volatility Risk

• Concentration Risk

• General Investment Risks

• Index-Related Risk

• Liquidity Risk

• Market Trading Risk

• Non-Correlation Risk

• Non-Diversification Risk

• Passive Investment Risk

• Reliance on Trading Partners Risk

• Index Tracking Risk

• Valuation Risk

• Not a Registered Investment Company

EQ Advisors Trust	More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs	39

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
PowerShares® DB Oil Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Crude Oil Index Excess Return™ over time, plus the excess, if any, of its interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over its expenses.	The Fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Crude Oil Index Excess Return™, which is intended to reflect the changes in the market value of crude oil. The Fund also holds cash and United States Treasury securities and other high credit quality short-term fixed income securities for deposit with its commodity broker as margin.

• Futures Trading Volatility Risk

• Commodity Price Volatility Risk

• Concentration Risk

• General Investment Risks

• Index-Related Risk

• Liquidity Risk

• Market Trading Risk

• Non-Correlation Risk

• Non-Diversification Risk

• Reliance on Trading Partners Risk

• Index Tracking Risk

• Valuation Risk

• Not a Registered Investment Company

PowerShares® DB Precious Metals Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Precious Metals Index Excess Return™ over time, plus the excess, if any, of its interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over its expenses.	The Fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Precious Metals Index Excess Return™, which is intended to reflect the precious metals sector. The Fund also holds cash and United States Treasury securities and other high credit quality short-term fixed income securities for deposit with its commodity broker as margin.

• Futures Trading Volatility Risk

• Commodity Price Volatility Risk

• Concentration Risk

• General Investment Risks

• Index-Related Risk

• Liquidity Risk

• Market Trading Risk

• Non-Correlation Risk

• Non-Diversification Risk

• Reliance on Trading Partners Risk

• Index Tracking Risk

• Valuation Risk

• Not a Registered Investment Company

PowerShares® DB Silver Fund	Seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Silver Index Excess Return™ over time, plus the excess, if any, of its interest income from its holdings of United States Treasury and other high credit quality short-term fixed income securities over its expenses.	The Fund trades exchange-traded futures contracts on the commodities comprising the DBIQ Optimum Yield Silver Index Excess Return™, which is intended to reflect the changes in the market value of silver. The Fund also holds cash and United States Treasury securities and other high credit quality short-term fixed income securities for deposit with its commodity broker as margin.

• Futures Trading Volatility Risk

• Commodity Price Volatility Risk

• Concentration Risk

• General Investment Risks

• Index-Related Risk

• Liquidity Risk

• Market Trading Risk

• Non-Correlation Risk

• Non-Diversification Risk

• Reliance on Trading Partners Risk

• Index Tracking Risk

• Valuation Risk

• Not a Registered Investment Company

40	More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
PowerShares® Global Listed Private Equity Portfolio	Seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Red Rocks Global Listed Private Equity Index.	The Fund generally will invest at least 90% of its total assets in securities (including ADRs and GDRs) that comprise the Red Rocks Global Listed Private Equity Index. The Index is composed of securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles that are listed on a nationally recognized exchange, all of whose principal businesses are to invest in, lend capital to, or provide services to privately held companies.

• Risk of Investing in Listed Private Equity Companies

• Foreign Securities Risk

• General Investment Risks

• Restrictions on Investments

• Risks of Investing in MLP Units

• Equity Risk

• Exchange Traded Funds Risk

• Concentration Risk

• Non-Correlation Risk

• Index Strategy Risk

• Market Trading Risk

• Mid-Cap and Small-Cap Company Risk

• Non-Diversified Fund Risk

DOMESTIC REITS
iShares® Cohen & Steers Realty Majors Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index.	The objective of the Cohen & Steers Realty Majors Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. The Fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing such securities. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.	• Concentration Risk • Equity Risk • Exchange Traded Funds Risk • Focused Portfolio Risk • General Investment Risks • Market Trading Risk • Real Estate Investing Risk
Vanguard REIT ETF	Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.	The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the MSCI US REIT Index. The Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.	• Concentration Risk • Exchange Traded Funds Risk • Focused Portfolio Risk • General Investment Risks • Real Estate Investing Risk

EQ Advisors Trust	More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs	41

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
GLOBAL REITS
EQ/Real Estate PLUS Portfolio	Seeks to provide long-term capital appreciation and current income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies in the real estate industry worldwide, including REITs, and real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index. Approximately 10% of the Portfolio’s net assets may be invested in ETFs.

• Convertible Securities Risk

• Currency Risk

• Depositary Receipts Risk

• Credit Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Exchange Traded Funds Risk

• Focused Portfolio Risk

• Foreign Securities Risk

• Index Strategy Risk

• Inflation Indexed Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Junk Bonds or Lower Rated Securities Risk

• Large-Cap Company Risk

• Leveraging Risk

• Liquidity Risk

• Mid-Cap and Small-Cap Company Risk

• Mortgage-Backed and Asset-Backed Securities Risk

• Real Estate Investing Risk

• Sector Concentration Risk

iShares® S&P Developed ex-U.S. Property Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Developed ex-U.S. Property Index.	The S&P Developed ex-U.S. Property Index is a free float-adjusted, market capitalization weighted index that defines and measures the investable universe of publicly-traded real estate companies domiciled in developed countries outside of the United States. The Fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing such securities. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

• Concentration Risk

• Currency Risk

• Equity Risk

• Exchange Traded Funds Risk

• Focused Portfolio Risk

• Foreign Securities Risk

• General Investment Risks

• Real Estate Investing Risk

• Risk of Investing in Japan

42	More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
INVESTMENT GRADE BOND
EQ/Global Bond PLUS Portfolio	Seeks to achieve capital growth and current income.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index. The Portfolio may also invest in exchange-traded funds that meet the investment criteria of the Portfolio.

• Credit Risk

• Currency Risk

• Derivatives Risk

• Emerging Markets Risk

• European Economic Risk

• Exchange Traded Funds Risk

• Foreign Securities Risk

• Index Strategy Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Junk Bonds or Lower Rated Securities Risk

• Leveraging Risk

• Mortgage-Backed and Asset-Backed Securities Risk

• Portfolio Turnover Risk

EQ/Intermediate Government Bond Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Intermediate U.S. Government Bond Index (“Intermediate Government Bond Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Bond Index.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities that are included in the Intermediate Government Bond Index, or other financial instruments that derive their value from those securities. The Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities.	• Credit Risk • Exchange Traded Funds Risk • Index Strategy Risk • Interest Rate Risk • Investment Grade Securities Risk • Zero Coupon and Pay-in-Kind Securities Risk

EQ Advisors Trust	More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs	43

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Multimanager Core Bond Portfolio	Seeks to achieve a balance of high current income and capital appreciation, consistent with a prudent level of risk.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. The Portfolio’s assets normally are allocated by the Manager among three or more sub-advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies; one portion of the Portfolio seeks to track the performance (before fees and expenses and including reinvestment of coupon payments) of a particular index and the other portions of the Portfolio are actively managed. The Portfolio also may invest in derivatives such as futures and options.

• Credit Risk

• Currency Risk

• Derivatives Risk

• Emerging Markets Risk

• Foreign Securities Risk

• Index Strategy Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Leverage Risk

• Mortgage-Backed and Asset-Backed Securities Risk

• Portfolio Turnover Risk

• Short Position Risk

EQ/PIMCO Global Real Return Portfolio	Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the U.S. (e.g., TIPS) and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

• Credit Risk

• Currency Risk

• Derivatives Risk

• Emerging Market Risk

• Equity Risk

• Focused Portfolio Risk

• Foreign Securities Risk

• Inflation-Indexed Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Junk Bonds or Lower Rated Securities Risk

• Leveraging Risk

• Liquidity Risk

• Mortgage-Backed and Asset-Backed Securities Risk

• Portfolio Turnover Risk

EQ/PIMCO Ultra Short Bond Portfolio	Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.	The Portfolio invests at least 80% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio may invest in investment grade U.S. dollar denominated securities of U.S. issuers that are rated Baa or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Adviser to be of comparable quality. The average portfolio duration of this Portfolio will vary based on the Adviser’s forecast for interest rates and will normally not exceed one year.

• Credit Risk

• Derivatives Risk

• Equity Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Leveraging Risk

• Loan Participation and Assignments Risk

• Mortgage-Backed and Asset-Backed Securities Risk

• Portfolio Turnover Risk

44	More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Barclays TIPS Bond Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).	The Barclays U.S. TIPS Index (Series-L) measures the performance of the inflation-protected public obligations of the U.S. Treasury. The Fund generally invests at least 90% of its assets in the bonds of the Index and at least 95% of its assets in U.S. government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in the Index, but which the Fund’s investment adviser believes will help the Fund track the Index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.	• Exchange Traded Funds Risk • Fixed Income Risks • Focused Portfolio Risk • General Investment Risks • Market Trading Risk • U.S. Treasury Obligations Risk
iShares® JP Morgan USD Emerging Markets Bond Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan EMBI Global Core Index.	The JPMorgan EMBI Global Core Index is a broad, diverse U.S. dollar denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries. The Fund generally invests at least 90% of its assets in the securities of the Index, or in securities not in the Index which the adviser believes will help the Fund track its Index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

• Emerging Markets Risk

• Equity Risk

• Exchange Traded Funds Risk

• Fixed Income Risks

• Focused Portfolio Risk

• Foreign Securities Risk

• General Investment Risks

• Junk Bonds or Lower Rated Securities Risk

• Index Strategy Risk

• Market Trading Risk

• Small Cap Company Risk

• Sovereign Obligations Risk

MULTI-SECTOR BOND
EQ/Convertible Securities Portfolio	Seeks a high level of total return.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of convertible securities. The Portfolio’s assets are normally allocated among two distinct portions; one portion is actively managed and the other portion invests in ETFs that are passively managed and meet the Portfolio’s investment objective.

• Convertible Securities Risk

• Credit Risk

• Equity Risk

• ETF Risk

• Foreign Securities Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Junk Bonds or Lower Rated Securities Risk

• Large-Cap Company Risk

• Liquidity Risk

• Mid-Cap and Small-Cap Company Risk

• Portfolio Turnover Risk

EQ Advisors Trust	More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs	45

3. Management of the Trust

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among seventy-seven (77) Portfolios, sixty-three (63) of which have authorized Class IA, Class IB and Class K shares and the remaining fourteen (14) of which are only authorized to issue Class IB and Class K shares. This Prospectus describes the Class IB and Class K shares of two (2) Portfolios. Each Portfolio has its own investment objective, investment strategies and risks, which have been previously described in this Prospectus.

The Manager

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. FMG LLC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. FMG LLC also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended; however, FMG LLC currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to each Portfolio offered by this Prospectus. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. FMG LLC is a wholly-owned subsidiary of AXA Equitable. AXA Equitable is a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. FMG LLC serves as the investment adviser to mutual funds and other pooled investment vehicles and as of December 31, 2012, had approximately $89 billion in assets under management.

The Manager has a variety of responsibilities for the general management and administration of the Trust and day-to-day management of the Portfolios. In addition to its managerial responsibilities, the Manager is responsible for determining the asset allocation range for each Portfolio and ensuring that the allocations are consistent with the guidelines that have been approved by the Board of Trustees. Within the asset allocation range for each Portfolio, the Manager will periodically establish specific percentage targets for each asset category and identify each Underlying Portfolio and Underlying ETF to be held by each Portfolio using the Manager’s proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories and Underlying Portfolios and Underlying ETFs, as well as its outlook for the economy and financial markets. The Manager also will rebalance each Portfolio’s holdings through its selection of Underlying Portfolios and Underlying ETFs as deemed necessary to bring the asset allocation of each Portfolio back into alignment with its asset allocation range and target investment percentages. The portfolio managers that are jointly and primarily responsible for the day-to-day management of the Portfolios are: Kenneth T. Kozlowski, CFP®, CLU, ChFC, Alwi Chan, CFA®, and Xavier Poutas, CFA®.

Kenneth T. Kozlowski, CFP®, CHFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Senior Vice President of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. He has served as Vice President of the Trust from June 2010 to present. Since 2003 Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the Portfolio described in this Prospectus since inception Mr. Kozlowski served as Chief Financial Officer of the Trust from December 2002 to June 2007.

Alwi Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Vice President of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as Vice President of the Trust since 2007.

Xavier Poutas, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2011 and as Assistant Vice President of AXA Equitable since November 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds currently managed by FMG LLC.

Adam M. Cohen, CFA® has served as Portfolio Manager of FMG LLC since January 2013. He served as Investment Analyst from September 2010 through December 2012. Prior to that, he served as Compliance Director of FMG LLC from October 2008 to September 2010.

Information about each portfolio manager’s compensation, other accounts he manages and his ownership of securities in the Portfolios is available in the Trust’s SAI.

While the day-to-day management of each Portfolio currently is provided by the Manager, the Manager may hire investment sub-advisers (“Advisers”) to provide day-to-day portfolio management for the Portfolios in the future. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Manager has been granted relief by the SEC to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees and without obtaining shareholder approval. The Manager also may allocate a Portfolio’s assets to additional Advisers subject to approval of the Board of Trustees and has discretion to allocate a Portfolio’s assets among its current Advisers when applicable. If a new Adviser is retained for a Portfolio, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940

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Act) (“Affiliated Adviser”), such as Alliance Bernstein L.P., AXA Investment Managers, Inc., and AXA Rosenberg Investment Management LLC, unless the advisory agreement with the Affiliated Adviser is approved by the affected Portfolio’s shareholders.

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management agreement with respect to each Portfolio will be available in the Trust’s Annual Report to Shareholders for the fiscal period ending December 31, 2013.

Management Fees

Each Portfolio pays a fee to the Manager for management services. The Portfolios have not operated for a full fiscal year. The contractual rate of the management fee (as a percentage of each Portfolio’s average daily net assets) payable by each Portfolio is:

Portfolios	Annual Rate
All Asset Aggressive — Alt 50	0.10%
All Asset Aggressive — Alt 75	0.10%

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each Portfolio pays FMG LLC an asset-based fee at an annual rate of 0.15% on the first $15 billion of the Portfolio’s total average daily net assets; 0.125% on the next $5 billion of the Portfolio’s average daily net assets; 0.10% on average daily net assets thereafter; plus an additional $32,500 annually for the Portfolio where the Portfolio’s total average annual net assets are less than $5 billion. As noted in the prospectus for each Underlying Portfolio, FMG LLC and, in certain cases, an affiliate may serve as investment manager, investment adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with each Portfolio. In this connection, the Manager’s selection of Underlying Portfolio’s may have a positive or negative effect on its revenues and/or profits.

Expense Limitation Agreement

In the interest of limiting through October 21, 2014 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to the Portfolios (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the annual operating expenses of the Portfolios listed below (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, expenses of Underlying Portfolios and Underlying ETFs, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) as a percentage of average daily net assets to the following respective expense ratios:

Expense Limitation Provisions

	Total Expenses Limited to (% of average daily net assets)
Portfolios	Class K Shares	Class IB Shares
All Asset Aggressive— Alt 50	0.10%	0.35%
All Asset Aggressive— Alt 75	0.10%	0.35%

The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of a Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments or waivers made, a Portfolio will be charged such lower expenses. The Manager’s selection of Underlying Portfolios may positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement.

Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court of the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“Sivolella Litigation”). The lawsuit was filed derivatively on behalf of eight Portfolios of the Trust: EQ/Common Stock Index Portfolio; EQ/Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; EQ/Large Cap Value PLUS Portfolio; EQ/Global Multi-Sector Equity Portfolio; EQ/Mid Cap Value PLUS Portfolio; EQ/Intermediate Government Bond Index Portfolio; and EQ/GAMCO Small Company Value Portfolio (the “Sivolella Portfolios”). The lawsuit seeks recovery under Section 36(b) of the 1940 Act, for alleged excessive fees paid to FMG LLC and AXA Equitable (the “Defendants”) for investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs and fees. In October 2011, FMG LLC and AXA Equitable filed a motion to dismiss the complaint. In November 2011, the Plaintiff filed an Amended Complaint seeking the same relief, but adding new claims under (1) Section 26(f) of the 1940 Act alleging that the variable annuity contracts sold by the Defendants charged excessive management fees, and seeking restitution and rescission of those contracts under Section 47(b) of the 1940 Act; and (2) a claim for unjust enrichment. The Defendants filed a motion to dismiss the Amended Complaint in

EQ Advisors Trust	Management of the Trust	47

December 2011. In May 2012, Plaintiff voluntarily dismissed the Section 26(f) claim seeking restitution and rescission under Section 47(b). In September 2012, the United States District Court for the District of New Jersey denied the motion to dismiss the Amended Complaint as it related to the Section 36(b) claim and granted the motion as it related to the unjust enrichment claim.

In January 2013, a second lawsuit against FMG LLC was filed in the United States District Court for the District of New Jersey by a group of Plaintiffs asserting substantially similar claims under Section 36(b) and seeking substantially similar damages as in the Sivolella Litigation. The lawsuit, entitled Glenn D. Sanford, et al. v. AXA Equitable Funds Management Group, LLC (“Sanford Litigation”), was filed derivatively on behalf of the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/T. Rowe Price Growth Stock Portfolio, the EQ/Global Bond PLUS Portfolio, and the EQ/Core Bond Index Portfolio, in addition to four of the Sivolella Portfolios. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the court consolidated the two lawsuits.

In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as the Administrator of the Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs, and fees.

On November 1, 2010, the Trust and AXA Premier VIP Trust, and several of their respective Portfolios, were named as defendants and putative members of the proposed defendant class of shareholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust and AXA Premier VIP Trust, and several of their respective Portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

On July 1, 2011, retiree participants in certain Tribune-defined compensation plans (the “Retirees”) initiated a lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Retiree Suit”). This Retiree Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

On August 24, 2011, the trustees of certain trusts that hold notes issued by Tribune Company (the “Noteholders”) initiated a separate lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Noteholder Suit”). This Noteholder Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit, the Retiree Suit, and the Noteholder Suit have each been consolidated with a number of related lawsuits filed by the Noteholders and Retirees around the United States into a single multi-district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

With respect to the Trust, the EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio and the EQ/Mid Cap Value PLUS Portfolio are named as defendants in the Noteholder Suit and the Retiree Suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio, the EQ/Mid Cap Value PLUS Portfolio, the EQ/Large Cap Core PLUS Portfolio, the EQ/Small Company Index II Portfolio, the EQ/Common Stock Index II Portfolio, and EQ Advisors Trust are all putative members of the proposed defendant class of shareholders in the Committee’s suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisition Portfolio, the EQ/Large Cap Core PLUS Portfolio, and EQ Advisors Trust are also named separately in the Committee’s suit, in the event it is not certified as a class action. The amounts paid to the above six portfolios in connection with the public tender offers were approximately: (i) the EQ/Equity 500 Index Portfolio – $1,740,800; (ii) the EQ/GAMCO Mergers and Acquisitions Portfolio – $1,122,000; (iii) the EQ/Mid Cap Value PLUS Portfolio – $2,992,000; (iv) the EQ/Large Cap Core PLUS Portfolio – $64,600; (v) the EQ/Small Company Index II Portfolio – $61,200; and (vi) the EQ/Common Stock Index II Portfolio – $18,360.

With respect to AXA Premier VIP Trust, the Multimanager Large Cap Core Equity Portfolio and the Multimanager Large Cap Value Portfolio are named as defendants in the Noteholder Suit and are also named, along with the Trust, as putative members of the proposed defendant class of shareholders in the Committee’s suit (and named separately in the Committee’s suit, in the event it is not certified as a class action). The amounts paid to the Multimanager Large Cap Core Equity Portfolio and the Multimanager Large Cap Value Portfolio in connection with the public tender offers were approximately $1,768,000 and $3,359,200, respectively.

The lawsuits do not allege any misconduct by the Trust, AXA Premier VIP Trust or their respective portfolios. Motions to dismiss the suits filed by the Noteholders and the Retirees based on certain limited defenses are currently pending before the United States District Court for the Southern District of New York. The portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the portfolios, the payment of such judgments or settlements could have an adverse effect on each portfolio’s net asset value.

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4. Fund distribution arrangements

The Trust offers Class IB shares and Class K shares on behalf of the All Asset Aggressive – Alt 50 Portfolio and the All Asset Aggressive – Alt 75 Portfolio. AXA Distributors, LLC (“AXA Distributors”) serves as the distributor for the Class IB and Class K shares offered by this Prospectus. Each class of shares is offered and redeemed at its net asset value without any sales load. AXA Distributors is an affiliate of FMG LLC. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA and Class IB shares (“Distribution Plan”). Under the Distribution Plan, the Class IA and Class IB shares of the Trust are charged an annual fee to compensate AXA Distributors for promoting, selling and servicing shares of the Portfolios. The maximum distribution and/or service (12b-1) fee for each Portfolio’s Class IB shares is equal to an annual rate of 0.25% of the average daily net assets attributable to the Portfolio’s Class IB shares. Because these fees are paid out of each Portfolio’s assets on an ongoing basis, over time, the fees for Class IB shares will increase your cost of investing and may cost you more than other types of charges.

The distributor may receive payments from certain Advisers of the Underlying Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Advisers’ respective Underlying Portfolios. These sales meetings or seminar sponsorships may provide the Advisers with increased access to persons involved in the distribution of the Contracts. The distributor also may receive marketing support from the Advisers in connection with the distribution of the Contracts.

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5. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Each Portfolio reserves the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday), during an emergency as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for the Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of a Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring a Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of a Portfolio’s shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest a significant portion of their assets in foreign securities (e.g., Multimanager International Equity Portfolio, EQ/International Small Cap PLUS Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/International Equity Index Portfolio, EQ/MFS International Growth Portfolio, EQ/International Value PLUS Portfolio, EQ/International Core PLUS, EQ/International ETF Portfolio, EQ/Low Volatility Global ETF Portfolio and iShares MSCI Emerging Markets Index Fund), the securities of small- and mid-capitalization companies (e.g., Multimanager Mid Cap Growth Portfolio, EQ/AllianceBernstein Small Cap Growth Portfolio and Multimanager Small Cap Value Portfolio), or high-yield securities (e.g. EQ/High Yield Bond Portfolio, SPDR Barclays Capital High Yield Bond ETF), it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a portfolio that does not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly, including Contractholders whose accounts are held through omnibus accounts. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that Portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive

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transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in the Portfolio. The Trust aggregates inflows or outflows for each Portfolio on a daily basis. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, or an affiliate thereof or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by FMG LLC. These transfers, purchases and redemptions are exempt from the above policies and procedures because they are initiated pursuant to asset allocation strategies developed by FMG LLC and its affiliates and, therefore, are not intended to disadvantage the relevant portfolios or their shareholders.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

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6. How portfolio shares are priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent.

•

A Portfolio may have net asset value changes on days when shares cannot be purchased or sold because it invests in Underlying Portfolios and Underlying ETFs that may invest heavily in foreign securities, which sometimes trade on days when the Portfolio’s shares are not priced.

Shares of the Underlying Portfolios held by a Portfolio are valued at their respective net asset values. Generally, other portfolio securities and assets of a Portfolio as well as portfolio securities and other assets held by the Underlying Portfolios are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations.

•

Convertible bonds and unlisted convertible preferred stocks — valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange traded options, last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued pursuant to the fair value procedures in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

For an explanation of the circumstances under which the Underlying ETFs will use fair value pricing and the effects of using fair value pricing, see the Underlying ETFs’ prospectuses and statements of additional information.

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7. Dividends and other distributions and tax consequences

Dividends and Other Distributions

The Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of the distributing class of that Portfolio.

Tax Consequences

Each Portfolio is treated as a separate corporation, and intends to qualify each taxable year to be treated as a regulated investment company, for federal tax purposes. A Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A regulated investment company that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if a Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent that any Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for each Portfolio to maintain its regulated investment company status (and to satisfy certain other requirements), because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a ”look-through” rule in determining whether the Contracts indirectly funded by the Portfolio meet the investment diversification rules for separate accounts. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the Manager and the administrator of the Trust, therefore carefully monitors each Portfolio’s compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

Q Advisors Trust	Dividends and Other Distributions and Tax Consequences	53

8. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Derivative — A financial instrument whose value and performance are based on the value and performance of another underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Portfolio is, the less volatile it will be.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

54	Glossary of Terms	EQ Advisors Trust

9. Financial Highlights

Since the Portfolios have not commenced operations as of the date of this Prospectus, financial highlights are not available for the Portfolios.

EQ Advisors Trust	Financial Highlights	55

If you would like more information about the Portfolios, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that significantly affected the Portfolios’ performance during the most recent fiscal period.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ SAI.

To order a free copy of a Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about a Portfolio, or make shareholder inquiries contact your financial professional, or the Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

100 F Street NE

Washington, D.C. 20549-1520

Each business day, the Portfolios’ net asset values are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Contracts.

EQ Advisors Trust

AXA All Asset Allocation Series Portfolios

All Asset Aggressive - Alt 50 Portfolio

All Asset Aggressive - Alt 75 Portfolio

(Investment Company Act File No. 811-07953)

© 2013 EQ Advisors Trust

EQ ADVISORS TRUSTSM

Class IA, Class IB and Class K Shares

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2013, as supplemented on October 7, 2013

All Asset Aggressive – Alt 25 Portfolio+

All Asset Aggressive – Alt 50 Portfolio+

All Asset Aggressive – Alt 75 Portfolio+

All Asset Growth – Alt 20 Portfolio

All Asset Moderate Growth – Alt 15 Portfolio+

ATM International Portfolio

ATM Large Cap Portfolio

ATM Mid Cap Portfolio

ATM Small Cap Portfolio

AXA Aggressive Strategy Portfolio+

AXA Balanced Strategy Portfolio

AXA Conservative Growth Strategy Portfolio

AXA Conservative Strategy Portfolio

AXA Growth Strategy Portfolio

AXA Moderate Growth Strategy Portfolio

AXA SmartBeta™ Equity Portfolio+

AXA Tactical Manager 400 Portfolio

AXA Tactical Manager 500 Portfolio

AXA Tactical Manager International Portfolio

AXA Tactical Manager 2000 Portfolio

AXA Ultra Conservative Strategy Portfolio

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio

EQ/AllianceBernstein Short-Term Bond Portfolio

EQ/AllianceBernstein Short Duration Government Bond Portfolio

EQ/AllianceBernstein Small Cap Growth Portfolio

EQ/AXA Franklin Small Cap Value Core Portfolio

EQ/BlackRock Basic Value Equity Portfolio

EQ/Boston Advisors Equity Income Portfolio

EQ/Calvert Socially Responsible Portfolio

EQ/Capital Guardian Research Portfolio

EQ/Common Stock Index Portfolio

EQ/Convertible Securities Portfolio+

EQ/Core Bond Index Portfolio

EQ/Davis New York Venture Portfolio

EQ/Emerging Markets Equity PLUS Portfolio+

EQ/Energy ETF Portfolio+

EQ/Equity 500 Index Portfolio

EQ/Equity Growth PLUS Portfolio

EQ/Franklin Core Balanced Portfolio

EQ/Franklin Templeton Allocation Portfolio

EQ/GAMCO Mergers and Acquisitions Portfolio

EQ/GAMCO Small Company Value Portfolio

EQ/Global Bond PLUS Portfolio

EQ/Global Multi-Sector Equity Portfolio

EQ/High Yield Bond Portfolio+

EQ/Intermediate Government Bond Portfolio

EQ/International Core PLUS Portfolio

EQ/International Equity Index Portfolio

EQ/International ETF Portfolio

EQ/International Value PLUS Portfolio

EQ/Invesco Comstock Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Core PLUS Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Growth PLUS Portfolio

EQ/Large Cap Value Index Portfolio

EQ/Large Cap Value PLUS Portfolio

EQ/Lord Abbett Large Cap Core Portfolio

EQ/Low Volatility Global ETF Portfolio+

EQ/MFS International Growth Portfolio

EQ/Mid Cap Index Portfolio

EQ/Mid Cap Value PLUS Portfolio

EQ/Money Market Portfolio

EQ/Montag & Caldwell Growth Portfolio

EQ/Morgan Stanley Mid Cap Growth Portfolio

EQ/Mutual Large Cap Equity Portfolio

EQ/Natural Resources PLUS Portfolio+

EQ/Oppenheimer Global Portfolio

EQ/PIMCO Global Real Return Portfolio+

EQ/PIMCO Ultra Short Bond Portfolio

EQ/Quality Bond PLUS Portfolio

EQ/Real Estate PLUS Portfolio+

EQ/Small Company Index Portfolio

EQ/T. Rowe Price Growth Stock Portfolio

EQ/Templeton Global Equity Portfolio

EQ/UBS Growth and Income Portfolio

EQ/Wells Fargo Omega Growth Portfolio

+	The Trust offers only Class IB and Class K shares of this Portfolio

MASTER

(562572)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses for the EQ Advisors Trust (“Trust”) dated May 1, 2013 and October 7, 2013, as may be supplemented from time to time, which may be obtained without charge by calling AXA Equitable Life Insurance Company (“AXA Equitable”) toll-free at 1-877-222-2144 or writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectuses.

The Trust’s audited financial statements for the year ended December 31, 2012, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders (available without charge, upon request by calling toll-free 1-877-222-2144), filed electronically with the Securities and Exchange Commission (“SEC”) on March 4, 2013 (File No. 811-07953), are incorporated by reference and made a part of this document.

DESCRIPTION OF THE TRUST

EQ Advisors Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on October 31, 1996 under the name “787 Trust.” The Trust changed its name to “EQ Advisors Trust” effective November 25, 1996. (See “Other Information.”)

AXA Equitable Funds Management Group, LLC (the “Manager” or “FMG LLC”), currently serves as the investment manager for the Trust.

The Trust currently offers three classes of shares, Class IA, Class IB and Class K, on behalf of sixty-three (63) portfolios. The Trust also offers Class IB and Class K shares on behalf of fourteen (14) portfolios. This SAI contains information with respect to shares of the seventy-seven (77) portfolios of the Trust listed below (“Portfolios”). Each of the Portfolios is diversified except for the EQ/Real Estate PLUS Portfolio, EQ/PIMCO Global Real Return Portfolio and EQ/Natural Resources PLUS Portfolio, each of which is non-diversified. The Trust’s Board of Trustees (“Board”) is permitted to create additional portfolios. The assets of the Trust received for the issue or sale of shares of each of its portfolios and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such portfolio, and constitute the assets of such portfolio. The assets of each portfolio of the Trust are charged with the liabilities and expenses attributable to such portfolio, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust are allocated between or among any one or more of its portfolios or classes.

EQ/AllianceBernstein Small Cap Growth Portfolio
EQ/Equity 500 Index Portfolio
EQ/International Equity Index Portfolio (formerly, EQ/AllianceBernstein International Portfolio)
(collectively, the “AllianceBernstein Legacy Portfolios”)

All Asset Growth – Alt 20 Portfolio (formerly, All Asset Allocation Portfolio)
EQ/Boston Advisors Equity Income Portfolio
EQ/GAMCO Mergers and Acquisitions Portfolio
EQ/GAMCO Small Company Value Portfolio
EQ/MFS International Growth Portfolio (formerly, EQ/International Growth Portfolio)
EQ/Montag & Caldwell Growth Portfolio
EQ/PIMCO Ultra Short Bond Portfolio
EQ/T. Rowe Price Growth Stock Portfolio
EQ/UBS Growth and Income Portfolio
(collectively, “Enterprise and MONY Portfolios”)

AXA SmartBeta™ Equity Portfolio
EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio
EQ/AllianceBernstein Short-Term Bond Portfolio
EQ/Alliance Bernstein Short Duration Government Bond Portfolio (formerly, EQ/AllianceBernstein Short-Term Government Bond Portfolio)
EQ/AXA Franklin Small Cap Value Core Portfolio
EQ/BlackRock Basic Value Equity Portfolio
EQ/Calvert Socially Responsible Portfolio
EQ/Capital Guardian Research Portfolio
EQ/Common Stock Index Portfolio
EQ/Convertible Securities Portfolio
EQ/Core Bond Index Portfolio
EQ/Davis New York Venture Portfolio
EQ/Energy ETF Portfolio
EQ/Franklin Core Balanced Portfolio
EQ/Franklin Templeton Allocation Portfolio
EQ/Global Multi-Sector Equity Portfolio
EQ/High Yield Bond Portfolio
EQ/Intermediate Government Bond Portfolio (formerly, EQ/Intermediate Government Bond Index Portfolio)

EQ/International ETF Portfolio
EQ/Invesco Comstock Portfolio
EQ/JPMorgan Value Opportunities Portfolio
EQ/Large Cap Growth Index Portfolio
EQ/Large Cap Value Index Portfolio
EQ/Lord Abbett Large Cap Core Portfolio
EQ/Low Volatility Global ETF Portfolio
EQ/Mid Cap Index Portfolio
EQ/Money Market Portfolio
EQ/Morgan Stanley Mid Cap Growth Portfolio
EQ/Mutual Large Cap Equity Portfolio
EQ/Oppenheimer Global Portfolio
EQ/PIMCO Global Real Return Portfolio (formerly, EQ/PIMCO Real Return Portfolio)
EQ/Small Company Index Portfolio
EQ/Templeton Global Equity Portfolio
EQ/Wells Fargo Omega Growth Portfolio

EQ/Emerging Markets Equity PLUS Portfolio
EQ/Equity Growth PLUS Portfolio
EQ/Global Bond PLUS Portfolio
EQ/International Core PLUS Portfolio
EQ/International Value PLUS Portfolio
EQ/Large Cap Core PLUS Portfolio
EQ/Large Cap Growth PLUS Portfolio EQ/Large Cap Value PLUS Portfolio
EQ/Mid Cap Value PLUS Portfolio EQ/Natural Resources PLUS Portfolio
EQ/Quality Bond PLUS Portfolio
EQ/Real Estate PLUS Portfolio (collectively, the “PLUS Portfolios”)

AXA Aggressive Strategy Portfolio
AXA Balanced Strategy Portfolio
AXA Conservative Growth Strategy Portfolio
AXA Conservative Strategy Portfolio
AXA Growth Strategy Portfolio
AXA Moderate Growth Strategy Portfolio
AXA Ultra Conservative Strategy Portfolio
(collectively, the “Strategic Allocation Portfolios”)

All Asset Moderate Growth – Alt 15 Portfolio
All Asset Aggressive – Alt 25 Portfolio
All Asset Aggressive – Alt 50 Portfolio
All Asset Aggressive – Alt 75 Portfolio
(together with the All Asset Growth – Alt 20 Portfolio, the “All Asset Allocation Portfolios”).

ATM International Portfolio
ATM Large Cap Portfolio
ATM Mid Cap Portfolio
ATM Small Cap Portfolio
AXA Tactical Manager 400 Portfolio
AXA Tactical Manager 500 Portfolio
AXA Tactical Manager International Portfolio

AXA Tactical Manager 2000 Portfolio (collectively, the “AXA Tactical Manager Portfolios”)

The All Asset Aggressive – Alt 50 Portfolio, All Asset Aggressive – Alt 75 Portfolio, AXA SmartBeta™ Equity Portfolio, EQ/Energy ETF Portfolio, EQ/Low Volatility Global ETF Portfolio and EQ/Convertible Securities Portfolio have not commenced operations as of the date of this SAI.

Class K shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class IA and Class IB shares are offered at net asset value and are subject to fees imposed under distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Distribution Plans”). Each class of shares is offered under the Trust’s multi-class distribution system, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust’s multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class bears its “Class Expenses”; (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as “Class Expenses” by the Board under the plan pursuant to Rule 18f-3 under the 1940 Act are currently limited to payments made to the Distributor for the Class IA and Class IB shares pursuant to the Rule 12b-1 Distribution Plans.

The Trust’s shares may be sold to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued by AXA Equitable or other affiliated or unaffiliated insurance companies and, to the extent permitted by applicable law, to tax-qualified retirement plans, other series of the Trust and series of AXA Premier VIP Trust, a separate registered investment company managed by the Manager that currently sells its shares to such accounts and plans. Shares of each Portfolio also may be sold to any other person who may hold such shares and not preclude the Portfolio from using a certain “look-through” rule under applicable regulations under the Internal Revenue Code of 1986, as amended (“Code”) described in the section of this SAI entitled “Taxation”. Class K shares of the Trust are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Trust does not currently foresee any disadvantage to Contract owners arising from offering the Trust’s shares to separate accounts of insurance companies that are unaffiliated with one another or the 401(k) plan sponsored by AXA Equitable (the “Equitable Plan”) or other tax-qualified retirement plans. However, it is theoretically possible that the interests of owners of various Contracts participating in the Trust through separate accounts or of Equitable Plan or other tax-qualified retirement plan participants might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts or the Equitable Plan or other tax-qualified retirement plan might withdraw their investments in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. The Board will monitor the Portfolios for the existence of any material irreconcilable conflicts between or among such separate accounts, the Equitable Plan and other tax-qualified retirement plans and will take whatever remedial action may be necessary.

TRUST INVESTMENT POLICIES

Fundamental Restrictions

Each Portfolio has also adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of each Portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Portfolio.

Set forth below are each of the fundamental restrictions adopted by each of the Portfolios (other than the Enterprise and MONY Portfolios, the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, the AXA Tactical Manager Portfolios, EQ/AllianceBernstein Short-Term Bond Portfolio, EQ/AllianceBernstein Short Duration Government Bond Portfolio, and the Strategic Allocation Portfolios). Certain non-fundamental operating policies are also described in this section because of their relevance to the fundamental restrictions adopted by the Portfolios.

Each Portfolio (other than the Enterprise and MONY Portfolios, the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, the AXA Tactical Manager Portfolios, EQ/AllianceBernstein Short-Term Bond Portfolio, EQ/AllianceBernstein Short Duration Government Bond Portfolio, and the Strategic Allocation Portfolios) may not as a matter of fundamental policy:

(1)	Borrow money, except that:

a.

each Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes (except the EQ/Large Cap Value PLUS Portfolio, EQ/PIMCO Global Real Return Portfolio and EQ/Real Estate PLUS Portfolio which may also borrow for leveraging purposes) and (ii) engage in reverse repurchase agreements, make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio’s respective investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1 /3% of the value of the Portfolio’s respective total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law (except that the EQ/BlackRock Basic Value Equity Portfolio may purchase securities on margin to the extent permitted by applicable law). Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Each Portfolio may borrow from banks or other persons to the extent permitted by applicable law;

b.	as a matter of non-fundamental operating policy, no Portfolio will purchase additional securities when money borrowed exceeds 5% of its total assets;

c.	the EQ/JPMorgan Value Opportunities Portfolio and EQ/International Value PLUS Portfolio each, as a matter of non-fundamental operating policy, may borrow only from banks (i) as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or (ii) for extraordinary or emergency purposes, provided that the combination of (i) and (ii), as applicable, shall not exceed 10% of the applicable Portfolio’s net assets (taken at lower of cost or current value), not including the amount borrowed, at the time the borrowing is made. Each Portfolio will repay borrowings made for the purposes specified above before any additional investments are purchased;

d.	the EQ/BlackRock Basic Value Equity Portfolio, as a matter of non-fundamental operating policy, may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes;

e.	the EQ/Wells Fargo Omega Growth Portfolio and EQ/Global Bond PLUS Portfolio, as a matter of non-fundamental operating policy, each may, in addition to the amount specified above, borrow up to an additional 5% of its total assets from banks or other lenders;

f.	the EQ/Franklin Core Balanced Portfolio and EQ/Capital Guardian Research Portfolio, as a matter of non-fundamental operating policy, may only borrow for temporary or emergency purposes, provided such amount does not exceed 5% of the Portfolio’s total assets at the time the borrowing is made;

g.	the AllianceBernstein Legacy Portfolios, as a matter of non-fundamental operating policy, may borrow money only from banks: (i) for temporary purposes; (ii) to pledge assets to banks in order to transfer funds for various purposes as required without interfering with the orderly liquidation of securities in a Portfolio (but not for leveraging purposes); (iii) to make margin payments or pledges in connection with options, futures contracts, options on futures contracts, forward contracts or options on foreign currencies; and

h.	as a matter of non-fundamental operating policy, short sales and related borrowings are not considered to be subject to this restriction.

(2)	Purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments, except that the EQ/Emerging Markets Equity Portfolio, EQ/Energy ETF Portfolio, EQ/High Yield Bond Portfolio, EQ/Natural Resources PLUS Portfolio, EQ/Real Estate PLUS Portfolio and EQ/PIMCO Global Real Return Portfolio may transact in securities and other instruments that provide exposure to physical commodities. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities. As a matter of non-fundamental operating policy, the All Asset Allocation Portfolios may, consistent with this fundamental investment restriction, transact in securities of exchange-traded funds or similar instruments that provide exposure to physical commodities;

(3)	Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio’s total assets would be invested in the securities of issuers having their principal business activities in the same industry, except that:

a.	the EQ/Natural Resources PLUS Portfolio, under normal circumstances, will invest 25% or more of its total assets in the natural resources group of industries;

b.	the EQ/Real Estate PLUS Portfolio, under normal circumstances, will invest 25% or more of its total assets in the real estate group of companies;

c.	the EQ/High Yield Bond Portfolio, under normal circumstances, will invest 25% or more of its total assets in bank loans; and

d.	the EQ/Energy ETF Portfolio, under normal circumstances, will invest 25% or more of its total assets in companies engaged in activities in the energy group of industries.

This restriction does not apply to investments by the EQ/Money Market Portfolio in certificates of deposit or securities issued and guaranteed by domestic banks. In addition, the United States, state or local governments, or related agencies or instrumentalities are not considered an industry. As a matter of operating policy, this restriction shall not apply to investments in securities of other investment companies. Industries are determined by reference to the classifications of industries set forth in each Portfolio’s semi-annual and annual reports;

With respect to each Portfolio’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset.

(4)	Make loans, except that:

a.	This restriction shall not apply to the EQ/Intermediate Government Bond Portfolio, which may make secured loans, including lending cash or portfolio securities with limitation;

b.

each other Portfolio may: (i) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio’s total assets (50% in the case of each of the AllianceBernstein Legacy Portfolios and the EQ/Money Market Portfolio); (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt securities. For purposes of this restriction, each Portfolio will treat purchases of loan participations and other direct indebtedness, including investments in syndicated loans and mortgages, as not subject to this limitation;

(5)	Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer, except (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies;

a.	As a matter of operating policy, each Portfolio will not consider repurchase agreements to be subject to the above stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the United States Government, its agencies or instrumentalities; and

b.	the EQ/Money Market Portfolio, as a matter of non-fundamental operating policy, will not invest more than 5% of its total assets in securities of any one issuer, other than U.S. Government securities, except that it may invest up to 25% of its total assets in First Tier Securities (as defined in Rule 2a-7 of the 1940 Act) of a single issuer for a period of up to three business days after the purchase of such security. Further, as a matter of operating policy, the EQ/Money Market Portfolio will not invest more than (i) the greater of 1% of its total assets or $1,000,000 in Second Tier Securities (as defined in Rule 2a-7 under the 1940 Act) of a single issuer and (ii) 5% of its total assets, at the time a Second Tier Security is acquired, in Second Tier Securities;

This restriction does not apply to the EQ/Natural Resources PLUS Portfolio, EQ/Real Estate PLUS Portfolio and EQ/PIMCO Global Real Return Portfolio, each of which is classified as a “non-diversified” portfolio under the 1940 Act.

(6)	Purchase a security if, as a result, with respect to 75% of the value of the Portfolio’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than (i) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies). This restriction does not apply to the EQ/Natural Resources PLUS Portfolio, EQ/Real Estate PLUS Portfolio and EQ/PIMCO Global Real Return Portfolio, each of which is classified as a “non-diversified” portfolio under the 1940 Act;

(7)	Purchase or sell real estate, except that:

a.	each Portfolio, except the EQ/Core Bond Index Portfolio, may purchase securities of issuers which deal in real estate, securities which are directly or indirectly secured by interests in real estate, and securities which represent interests in real estate, and each Portfolio may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

b.	the EQ/Core Bond Index Portfolio may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein (iii) make direct investments in mortgages, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities including mortgages; and

c.	the EQ/Real Estate PLUS Portfolio may: (i) purchase or sell securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; (ii) make, purchase, or sell real estate mortgage loans; (iii) purchase and sell mortgage-related securities; (iv) make direct investments in mortgages; and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities, including mortgages.

(8)	Issue senior securities except in compliance with the 1940 Act. For purposes of this restriction, short sales permitted by non-fundamental restriction (6) below are not deemed to be a senior security; or

(9)	Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, policies and program.

Set forth below are each of the fundamental restrictions adopted by each of the Enterprise and MONY Portfolios.

Each Enterprise and MONY Portfolio will not:

(1)	purchase securities of any one issuer if, as a result, more than 5% of the Portfolio’s total assets would be invested in securities of that issuer or the Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

The following interpretation applies to, but is not a part of, this fundamental restriction: mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

Each Enterprise and MONY Portfolio will not:

(2)	purchase any security if, as a result of that purchase, 25% or more of the Portfolio’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities. As a matter of operating policy, this restriction shall not apply to investments in securities of other investment companies. The following interpretation applies to, but is not part of, this fundamental restriction: with respect to each Portfolio’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset.

(3)

issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the Portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(4)	make loans, except loans of portfolio securities or cash or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(5)	engage in the business of underwriting securities of other issuers, except to the extent that the Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(6)

purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(7)	purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Set forth below are each of the fundamental restrictions adopted by the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio.

The EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio may not as a matter of fundamental policy:

(1)	purchase any security if, as a result of that purchase, 25% or more of the Portfolio’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, municipal securities, or securities of other investment companies.

The following interpretation applies to, but is not a part of, this fundamental restriction. Industries generally are determined by reference to the classifications of industries set forth in the Portfolio’s shareholder report. With respect to the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset.

(2)

issue senior securities or borrow money, except to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder, and then not in excess of 33 1/3% of the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, short sale transactions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of other financial contracts or derivative instruments such as swaps, options, futures, forward and spot currency contracts and collateral and segregation arrangements with respect thereto, and deposits of margin are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(3)	make loans, except loans of portfolio securities or cash, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments and repurchase agreements will not be considered the making of a loan.

(4)	purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer, except (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies.

As a matter of operating policy, the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio will not consider repurchase agreements to be subject to the above stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

(5)	purchase a security if, as a result, with respect to 75% of the value of the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than (i) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies).

(6)	engage in the business of underwriting securities of other issuers, except to the extent that the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities, including securities of other investment companies.

(7)	purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(8)	purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Portfolio may purchase or sell currencies and securities or other instruments backed by physical commodities and may purchase, sell or enter into options, futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, including commodity-linked derivative instruments.

Set forth below are each of the fundamental restrictions adopted by the AXA Tactical Manager Portfolios, EQ/AllianceBernstein Short-Term Bond Portfolio and EQ/AllianceBernstein Short Duration Government Bond Portfolio.

Each AXA Tactical Manager Portfolio and the EQ/AllianceBernstein Short-Term Bond Portfolio and EQ/AllianceBernstein Short Duration Government Bond Portfolio may not as a matter of fundamental policy:

(1)	purchase any security if, as a result of that purchase, 25% or more of the Portfolio’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, municipal securities, securities of other investment companies, or, with respect to the ATM Equity Portfolios, futures and options contracts on securities indices, or, with respect to the EQ/AllianceBernstein Short-Term Bond Portfolio and EQ/AllianceBernstein Short Duration Government Bond Portfolio, futures and options contracts.

The following interpretation applies to, but is not a part of, this fundamental restriction. Industries are determined by reference to the classifications of industries set forth in each Portfolio’s shareholder reports. With respect to each Portfolio’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset.

(2)

issue senior securities or borrow money, except to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder, and then not in excess of 33 1/3% of the Portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(3)	make loans, except loans of portfolio securities or cash, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments and repurchase agreements will not be considered the making of a loan.

(4)	engage in the business of underwriting securities of other issuers, except to the extent that the Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities, including securities of other investment companies.

(5)	purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(6)	purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, and each Portfolio may invest in securities and other instruments backed by physical commodities.

Set forth below are each of the fundamental restrictions adopted by each of the Strategic Allocation Portfolios. Certain non-fundamental operating policies are also described in this section because of their relevance to the fundamental restrictions adopted by the Strategic Allocation Portfolios.

Each Strategic Allocation Portfolio may not as a matter of fundamental policy:

(1)	Borrow money, except that:

a.

each Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements, make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio’s respective investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio’s respective total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Each Portfolio may borrow from banks or other persons to the extent permitted by applicable law;

b.	as a matter of non-fundamental operating policy, no Portfolio will purchase additional securities when money borrowed exceeds 5% of its total assets;

c.	as a matter of non-fundamental operating policy, short sales and related borrowings are not considered to be subject to this restriction.

(2)	Purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities;

(3)	Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio’s total assets would be invested in the securities of issuers having their principal business activities in the same industry. This restriction shall not apply to investments in securities of other investment companies. In addition, the United States, state or local governments, or related agencies or instrumentalities are not considered an industry. As a non-fundamental policy, industries are determined by reference to the classifications of industries set forth in each Portfolio’s semi-annual and annual reports. With respect to each Portfolio’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset.

(4)	Make loans, except that:

a.

each Portfolio may: (i) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio’s total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt securities. For purposes of this restriction, each Portfolio will treat purchases of loan participations and other direct indebtedness, including investments in syndicated loans and mortgages, as not subject to this limitation;

(5)	Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer, except (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies;

a.	As a matter of operating policy, each Portfolio will not consider repurchase agreements to be subject to the above stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

(6)	Purchase a security if, as a result, with respect to 75% of the value of the Portfolio’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than (i) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies);

(7)	Purchase or sell real estate, except that:

a.	each Portfolio may purchase securities of issuers which deal in real estate, securities which are directly or indirectly secured by interests in real estate, and securities which represent interests in real estate, and each Portfolio may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

(8)	Issue senior securities except in compliance with the 1940 Act. For purposes of this restriction, short sales permitted by non-fundamental restriction (6) below are not deemed to be a senior security; or

(9)	Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, policies and program.

Non-Fundamental Restrictions

The following investment restrictions generally apply to each Portfolio (other than the Enterprise and MONY Portfolios, the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, the AXA Tactical Manager Portfolios, EQ/AllianceBernstein Short-Term Bond Portfolio, EQ/AllianceBernstein Short Duration Government Bond Portfolio, and the Strategic Allocation Portfolios), but are not fundamental. They may be changed for any Portfolio by the Board and without a vote of that Portfolio’s shareholders.

Each Portfolio (other than the Enterprise and MONY Portfolios, the EQ/AllianceBernstein Dynamic Wealth Strategies, the AXA Tactical Manager Portfolios, the EQ/AllianceBernstein Short-Term Bond Portfolio, the EQ/AllianceBernstein Short Duration Government Bond Portfolio, and the Strategic Allocation Portfolios) may not:

(1)	Purchase: (a) illiquid securities, (b) securities restricted as to resale (excluding securities determined by the Board to be readily marketable), or (c) repurchase agreements maturing in more than seven days if, as a result, more than 15% of each Portfolio’s net assets (10% for the EQ/Money Market Portfolio) would be invested in such securities. Securities purchased in accordance with Rule 144A under the 1933 Act and determined to be liquid under procedures adopted by the Trust’s Board are not subject to the limitations set forth in this investment restriction.

(2)	Purchase securities on margin, except that each Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities transactions and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments.

(3)	Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except in compliance with the 1940 Act. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies, short sales or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

(4)	Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs, except that each Portfolio, to the extent consistent with its investment objectives and other investment policies, may (i) invest in securities and other instruments issued by companies that engage in oil, gas or other mineral exploration or development activities and other issuers that provide exposure to such investments or (ii) hold mineral leases acquired as a result of its ownership of securities;

(5)	Invest in puts, calls, straddles, spreads, swaps or any combination thereof, except to the extent permitted by the Prospectuses and this SAI, as may be amended from time to time;

(6)	Except for the EQ/Equity Growth PLUS Portfolio and EQ/Mutual Large Cap Equity Portfolio, effect short sales of securities unless at all times when a short position is open the Portfolio owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and at least equal in amount to, the securities sold short. Permissible futures contracts, options, swaps or currency transactions will not be deemed to constitute selling securities short. With respect to the EQ/Mutual Large Cap Equity Portfolio, the Portfolio will not make short sales or maintain a short position if, when added together, more than 100% of the value of the Portfolio’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) segregated in connection with short sales. Short sales against the box are not subject to this limitation. The EQ/Equity Growth PLUS Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. As a matter of operating policy, the EQ/Capital Guardian Research Portfolio will not effect short sales of securities or property; or

(7)	purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that (i) this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger and (ii) each Portfolio, except the EQ/Franklin Templeton Allocation Portfolio and the All Asset Allocation Portfolios, may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

Each Portfolio may, notwithstanding any fundamental or non-fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

The following investment restrictions apply to each Enterprise and MONY Portfolio, but are not fundamental. They may be changed for any Enterprise and MONY Portfolio by the Board and without a vote of that Portfolio’s shareholders.

Each Enterprise and MONY Portfolio will not invest more than 15% of its net assets in illiquid securities.

Each Enterprise and MONY Portfolio will not:

(1)	purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(2)	engage in short sales of securities or maintain a short position, except that each Portfolio may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3)	purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that (i) this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger and (ii) each portfolio, except the All Asset Growth – Alt 20 Portfolio, may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

(4)	purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

The following investment restrictions apply to the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, but are not fundamental. They may be changed for the Portfolio by the Board and without a vote of the Portfolio’s shareholders.

The EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio will not:

(1)	invest more than 15% of its net assets in illiquid securities.

(2)	purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio may make margin deposits or post other forms of collateral in connection with its use of options, futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, and short positions.

(3)	purchase securities of other investment companies, except to the extent permitted by the 1940 Act or the rules, orders or interpretations thereunder. This limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger. The EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio is prohibited from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

The EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio may, notwithstanding any fundamental or non-fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

The following investment restrictions apply to each AXA Tactical Manager Portfolio, the EQ/AllianceBernstein Short-Term Bond Portfolio and the EQ/AllianceBernstein Short Duration Government Bond Portfolio, but are not fundamental. They may be changed for any Portfolio by the Board and without a vote of the affected Portfolio’s shareholders.

Each AXA Tactical Manager Portfolio, the EQ/AllianceBernstein Short-Term Bond Portfolio and the EQ/AllianceBernstein Short Duration Government Bond Portfolio will not:

(1)	invest more than 15% of its net assets in illiquid securities.

(2)	purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3)	purchase securities of other investment companies, except to the extent permitted by the 1940 Act or the rules, orders or interpretations thereunder. This limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger. Each Portfolio is prohibited from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

Each Portfolio may, notwithstanding any fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

The following investment restrictions generally apply to each Strategic Allocation Portfolio, but are not fundamental. They may be changed for any Strategic Allocation Portfolio by the Board and without a vote of that Portfolio’s shareholders.

Each Portfolio may not:

(1)	Purchase: (a) illiquid securities, (b) securities restricted as to resale (excluding securities determined by the Board to be readily marketable), or (c) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Portfolio’s net assets would be invested in such securities. Securities purchased in accordance with Rule 144A under the 1933 Act and determined to be liquid under procedures adopted by the Trust’s Board are not subject to the limitations set forth in this investment restriction.

(2)	Purchase securities on margin, except that each Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

(3)	Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except in compliance with the 1940 Act. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies, short sales or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

(4)	Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs, except that each Portfolio, to the extent consistent with its investment objectives and other investment policies, may (i) invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or (ii) hold mineral leases acquired as a result of its ownership of securities;

(5)	Invest in puts, calls, straddles, spreads, swaps or any combination thereof, except to the extent permitted by the Portfolios’ Prospectus and SAI, as may be amended from time to time; or

(6)	Effect short sales of securities unless at all times when a short position is open the Portfolio owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and at least equal in amount to, the securities sold short. Permissible futures contracts, options, or currency transactions will not be deemed to constitute selling securities short.

Each Strategic Allocation Portfolio may, notwithstanding any fundamental or non-fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

The EQ/Common Stock Index Portfolio, EQ/Intermediate Government Bond Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/AllianceBernstein Small Cap Growth Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/International Value PLUS Portfolio, EQ/Boston Advisors Equity Income Portfolio, EQ/T. Rowe Price Growth Stock Portfolio, EQ/Equity Growth PLUS Portfolio, EQ/GAMCO Small Company Value Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/Morgan Stanley Mid Cap Growth Portfolio, EQ/Equity 500 Index Portfolio, EQ/Mid Cap Index Portfolio, EQ/Core Bond Index Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/BlackRock Basic Value Equity Portfolio, EQ/Small Company Index Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Global Bond PLUS Portfolio, EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/Templeton Global Equity Portfolio, EQ/International ETF Portfolio, EQ/Mid Cap Value PLUS Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/MFS International Growth Portfolio, EQ/Van Kampen Comstock Portfolio, EQ/International Equity Index Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/High Yield Bond Portfolio, EQ/Natural Resources PLUS Portfolio, EQ/PIMCO

Global Real Return Portfolio, EQ/Real Estate PLUS Portfolio, ATM Large Cap Portfolio, ATM Mid Cap Portfolio, ATM Small Cap Portfolio, EQ/AllianceBernstein Short-Term Bond Portfolio, EQ/AllianceBernstein Short Duration Government Bond Portfolio, EQ/Energy ETF Portfolio, EQ/Low Volatility Global ETF Portfolio, AXA SmartBetaTM Equity Portfolio and EQ/Convertible Securities Portfolio each has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment, as more fully set forth in the Prospectuses. Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio to the extent required by SEC rules.

Certain of the Portfolios have investment policies, limitations, or practices that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this SAI or in the Portfolios’ Prospectuses). Pursuant to the discretion of FMG LLC and a Portfolio’s sub-adviser(s), if any, these investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. These conditions may impact the markets or economy broadly or may be more focused in impacting particular industries, groups or parties, including impacting the Trust alone. During such periods, a Portfolio may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

INVESTMENT STRATEGIES AND RISKS

In addition to the Portfolios’ principal investment strategies discussed in the Prospectuses, each Portfolio, except certain excluded Portfolios (which currently include the All Asset Allocation Portfolios, the EQ/Franklin Templeton Allocation Portfolio, the EQ/International ETF Portfolio, the EQ/Energy ETF Portfolio, the EQ/Low Volatility Global ETF Portfolio and the Strategic Allocation Portfolios), may engage in other types of investment strategies as further described below and as indicated in Appendix A. Each Portfolio, except the excluded Portfolios, may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio’s own investment restrictions.

The All Asset Allocation Portfolios, the EQ/Franklin Templeton Allocation Portfolio, the EQ/International ETF Portfolio, the EQ/Energy ETF Portfolio, the EQ/Low Volatility Global ETF Portfolio and the Strategic Allocation Portfolios operate under a “fund of funds” structure, under which they invest in securities issued by other investment companies or pooled investment vehicles. The All Asset Allocation Portfolios may invest in securities of other investment companies managed by the Manager (the “Underlying Portfolios”), exchange-traded securities of other registered investment companies or pooled investment vehicles (the “Underlying ETFs”) and U.S. government securities and money market instruments. The EQ/Franklin Templeton Allocation Portfolio may invest in Underlying Portfolios, U.S. government securities and money market instruments. The EQ/International ETF Portfolio and the EQ/Low Volatility Global ETF Portfolio invest primarily in Underlying ETFs that invest substantially all of their assets in equity securities of companies in developed and emerging markets around the world. The EQ/Energy ETF Portfolio invests primarily in securities of companies in the energy sector through investments in Underlying ETFs. Each Strategic Allocation Portfolio invests only in Underlying Portfolios, U.S. government securities and money market instruments, as further described below. Each Strategic Allocation Portfolio may also invest in other instruments as set forth in its Prospectus and as permitted by applicable law.

By investing in Underlying Portfolios and/or Underlying ETFs, these Portfolios (or portion thereof) will indirectly bear fees and expenses charged by the Underlying Portfolios and/or Underlying ETFs in addition to the direct fees and expenses of the Portfolios. In addition, the performance of each of these

Portfolios (or portion thereof) is directly related to the ability of the Underlying Portfolios and/or Underlying ETFs to meet their respective investment objectives, as well as the Manager’s allocation among the Underlying Portfolios and/or Underlying ETFs. Accordingly, the investment performance of each of these Portfolios (or portion thereof) will be influenced by the investment strategies of and risks and fees associated with the Underlying Portfolios and/or Underlying ETFs in direct proportion to the amount of assets each such Portfolio (or portion thereof) allocates to the Underlying Portfolios and/or Underlying ETFs utilizing such strategies. The Trust’s May 1, 2013 and October 7, 2013 Prospectuses and October 7, 2013 SAI (1940 Act File No. 811-07953) contain certain information about Underlying ETFs as well as additional information about those Underlying Portfolios that are series of the Trust. For additional information about Underlying Portfolios that are series of AXA Premier VIP Trust, please see the relevant Prospectuses and SAI for AXA Premier VIP Trust (1940 Act File No. 811-10509). For additional information regarding the Underlying ETFs, see their respective prospectuses and SAIs.

Asset-Backed Securities.    As indicated in Appendix A, certain of the Portfolios may invest in asset-backed securities. Asset-backed securities, issued by trusts and special purpose corporations, are collateralized by a pool of assets, such as credit card or automobile loans, home equity loans or computer leases, and represent the obligations of a number of different parties. Asset-backed securities can also be collateralized by a single asset (e.g. a loan to a specific corporation). Asset-backed securities that represent an interest in a pool of assets provide greater credit diversification than those representing an interest in a single asset. Certain asset-backed securities may include securities backed by pools of loans made to borrowers with blemished credit histories (“subprime” loans). The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Certain collateral may be difficult to locate in the event of default, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. In the case of automobile loans, most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If a Portfolio purchases asset-backed securities that are “subordinated” to other interests in the same pool of assets, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. The subordinated securities may be more illiquid and less stable than other asset-backed securities.

The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.

Asset-backed securities may be subject to interest rate risk and prepayment risk. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of a Portfolio.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Bank Loans.    Certain of the Portfolios may invest in bank loans. A bank loan represents an interest in a loan or other direct indebtedness that entitles the acquirer of such interest to payments of interest, principal and/or other amounts due under the structure of the loan. A Portfolio may acquire a bank loan through (1) a participation interest, which gives the Portfolio the right to receive payments of principal, interest and/or other amounts only from the lender selling the participation interest and only when the lender receives the payments from the borrower, or (2) an assignment in which a Portfolio succeeds to the rights of the assigning lender and becomes a lender under the loan agreement. In connection with purchasing participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. When a Portfolio purchases assignments from lenders, the Portfolio will acquire direct rights against the borrower on the loan, and will not have exposure to a counterparty’s credit risk.

Bank loans are typically borrowers’ senior debt obligations and, as such, are considered to hold a senior position in the borrower’s capital structure. The senior capital structure position generally gives the holders of bank loans a priority claim on some or all of the borrower’s assets in the event of a default. In many situations, the assets or cash flow of the borrowing corporation, partnership or other business entity may serve as collateral for the bank loan. When a Portfolio has an interest in certain types of bank loans, a Portfolio may have an obligation to make additional loans upon demand by the borrower. These commitments may have the effect of requiring a Portfolio to increase its investment in a borrower at a time when it would not have otherwise done so. Bank loans may be issued in connection with acquisitions, refinancings and recapitalizations.

A Portfolio’s investments in bank loans are subject to the risk that the Portfolio will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured bank loans offer a Portfolio more protection than unsecured bank loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured bank loan’s collateral would satisfy the borrower’s obligation or that the collateral could be readily liquidated. In addition, a Portfolio’s access to collateral may be limited by bankruptcy or other insolvency laws. In the case of a bankruptcy, a Portfolio may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured bank loans are subject to a greater risk of default than secured bank loans, especially during periods of deteriorating economic conditions. Unsecured bank loans also have a greater risk of nonpayment in the event of a default than secured bank loans since there is no recourse for the lender to collateral.

A Portfolio may have difficulty disposing of assignments and participations. In certain cases, the market for such instruments is not highly liquid, and in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on a Portfolio’s ability to dispose of particular assignments or participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Lending financial institutions often act as agents for broader groups of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of interest and principal. If the syndicate’s agent develops financial problems, a Portfolio may not recover its investment or its recovery may be substantially delayed.

A Portfolio may be required to pay and may receive various commissions and fees in the process of purchasing, holding and selling bank loans. Such fees may include arrangement fees, facility fees, and letter of credit fees. Arrangement fees are paid at the start of a loan as compensation for the initiation of the loan. Facility fees are ongoing annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit.

If state or federal regulators or legislation impose additional restrictions or requirements on the ability of financial institutions to make loans considered highly leveraged transactions, the availability of bank loans for investments may be adversely affected and such restrictions or requirements could reduce sources of financing for certain borrowers, which would increase the risk of default. In addition, if state or federal regulators or legislation subject bank loans that are considered to be highly leveraged to increased regulatory scrutiny or require financial institutions to dispose of such bank loans, financial institutions may decide to sell such bank loans. Such sales by financial institutions may not be at desirable prices and if a Portfolio attempts to sell a bank loan at the same time, the price the Portfolio could get for the bank loan may be adversely affected.

Bonds.    As indicated in Appendix A, certain of the Portfolios may invest in one or more types of bonds. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Portfolio’s investments in bonds. If interest rates move sharply in a manner not anticipated by Portfolio’s management, a Portfolio’s investments in bonds could be adversely affected. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. During periods of rising interest rates, the average life of certain bonds is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these bonds, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.

Credit risk is the risk that an issuer will not make timely payments of principal and interest on the bond. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Portfolio’s investment in that issuer.

Brady Bonds.    As indicated in Appendix A, certain of the Portfolios may invest in Brady Bonds. Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the United States Secretary of the Treasury. Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over the counter (“OTC”) secondary market. Brady Bonds are not considered to be U.S. Government securities.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors described in this SAI associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings. Each Portfolio will invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the Advisers to that Portfolio.

Collateralized Debt Obligations.    Certain of the Portfolios may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically which is backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, overcollateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Portfolio against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CBOs, CLOs and other CDOs may charge management fees and administrative expenses, which are in addition to those of a Portfolio.

For both CBOs, CLOs and other CDOs, the cash flows from the trust or SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust or trust of another CDO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO can be significant and depend largely on the type of the collateral securities and the class of the CPO which a Portfolio invests. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities; however, an active dealer market may exist for CDOs allowing them to qualify for Rule 144A (under the 1933 Act) transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities discussed elsewhere in this SAI and the Portfolios’ Prospectuses (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default or be downgraded if rated by a rating agency; (iii) the risk that Portfolios may invest in tranches of CDOs that are subordinate to other classes; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the investment return achieved by a Portfolio could be significantly different from return predicted by financial models and (vi) the lack of a readily available secondary market for CDOs.

Convertible Securities.    As indicated in Appendix A, certain of the Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of commons stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.

Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Investments by certain of the Portfolios in convertible debt securities are not subject to any ratings restrictions, although each Adviser will consider such ratings, and any changes in such ratings, in its determination of whether a Portfolio should invest and/or continue to hold the securities.

Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of commons stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.

Credit and Liquidity Enhancements.    As indicated in Appendix A, certain of the Portfolios may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the Portfolio to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a Portfolio and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a Portfolio to use them when the Portfolio wishes to do so.

Depositary Receipts.    As indicated in Appendix A, certain of the Portfolios may invest in depositary receipts. Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an “underlying issuer”) and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) European Depositary Receipts (“EDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a United States financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a United States corporation. EDRs, which are sometimes called Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks or trust companies, that evidence ownership of either foreign or domestic underlying securities. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts generally are subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose information that is, in the U.S., considered material. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio’s investment policies, the Portfolio’s investment in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

Derivatives.    Each Portfolio may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts and swap transactions. A Portfolio may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a Portfolio’s use of these instruments will place at risk a smaller portion of its assets. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments below.

A Portfolio might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If a portfolio manager is incorrect in his or her judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the Portfolio may have lower net income and a net loss on the investment.

There have been numerous recent legislative and regulatory initiatives to implement a new regulatory framework for the derivatives markets.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), enacted on July 21, 2010, has initiated a dramatic revision of the U.S. financial regulatory framework that will continue to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Portfolios may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Many of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which a Portfolio may invest, is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled (or “cleared”) or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain swap derivatives have been and other derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of registered investment companies and the market in which they will trade. Central clearing also will entail the use of assets of a registered investment company to satisfy margin calls and this may have an effect on the performance of such a fund. The regulators have not yet issued final regulations implementing all of the Dodd-Frank Act’s margin requirements and clearing mandates.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC and the Commodity Futures Trading Commission (“CFTC”)) have been active in proposing and adopting regulations and guidance on the use of derivatives by registered investment companies. As discussed below, the CFTC recently adopted a revision to one of its rules that, as revised, either restricts the use of derivatives by a registered investment company or requires the fund’s adviser to register as a commodity pool operator (“CPO”). The SEC is reviewing its current guidance on the use of derivatives by registered investment companies and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be.

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Portfolios, have been excluded from regulation as CPOs pursuant to CFTC Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusion, and to the conditions for reliance on the permissible exclusion, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Portfolio uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Portfolio’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Portfolio must satisfy a marketing test, which requires, among other things, that a Portfolio not hold itself out as a vehicle for trading commodity interests. CPOs were required to comply with the amendments to CFTC Regulation 4.5, which became effective on April 24, 2012, as of December 31, 2012.

The Manager is registered with the SEC as an investment adviser under the 1940 Act. The Manager also is registered with the CFTC as a CPO under the Commodity Exchange Act, as amended. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. The Manager serves as CPO for certain of the Portfolios and claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to others as described in the Prospectuses. With respect to those Portfolios for which the Manager claims an exclusion, it intends to comply with one of the two alternative trading limitations described above and the marketing limitation with respect to each Portfolio. Complying with the trading limitations may restrict the Manager’s ability to use derivatives as part of these Portfolios’ investment strategies. Although the Manager expects to be able to execute each of these Portfolio’s investment strategies within the limitations, a Portfolio’s performance could be adversely affected. New rules may limit the availability of certain derivatives, may make the use of derivatives by Portfolios more costly, and may otherwise adversely impact the performance and value of derivatives.

A Portfolio may be exposed to commodity interests indirectly in excess of the de minimis trading limitations described above. Such exposure may result from a Portfolio’s investment in other investment vehicles, such as real estate investment trusts, collateralized loan obligations, collateralized debt obligations and other securitization vehicles that may invest directly in commodity interests. The CFTC treats a Portfolio as a commodity pool whether it invests in commodity interests directly or indirectly through its investments in other investment vehicles such as those identified above. The CFTC staff has issued a no-action letter permitting the Manager to defer the determination regarding whether to register as a CPO with respect to a Portfolio that invests in such investment vehicles until six months from the date on which the CFTC issues additional guidance on the application of the calculation of the de minimis trading limitations in the context of the CPO exemption in CFTC Regulation 4.5. Such guidance is expected to clarify how to calculate compliance with the de minimis trading limitations given a Portfolio’s investments in investment vehicles that may cause the Portfolio to be deemed to be indirectly trading commodity interests. The Manager has filed the required notice to claim this no-action relief with respect to All Asset Aggressive — Alt 50 Portfolio, All Asset Aggressive — Alt 75 Portfolio, and EQ/Energy ETF Portfolio.

In addition, the Manager has claimed an exclusion (under CFTC Regulation 4.5) from the CPO definition with respect to each Portfolio for which it is not currently registered as a CPO. As a result, at this time, the Manager is not registered as a CPO with respect to these Portfolios and generally need not comply with the regulatory requirements otherwise applicable to a registered CPO with respect to these Portfolios. Prior to the compliance date for the CFTC guidance referenced above, however, the Manager will determine whether it must be registered as a CPO with respect to these Portfolios or whether it can continue to rely on the CFTC Regulation 4.5 exclusion. If the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to these Portfolios, then the Manager, in its management of the Portfolios, will comply with one of the two alternative de minimis trading limitations and the marketing restriction in that regulation. Complying with the de minimis trading limitations may restrict the Manager’s or an Adviser’s ability to use derivatives as part of the Portfolio’s investment strategies. Although the Manager believes that the Portfolios will be able to execute their investment strategies within the de minimis trading limitations, the Portfolios’ performance could be adversely affected. If the Manager determines that it cannot rely on the exclusion in CFTC Regulation 4.5 with respect to one or more of these Portfolios, then the Manager will serve as a registered CPO with respect to the affected Portfolios.

Equity Securities.    As indicated in Appendix A, certain of the Portfolios may invest in one or more types of equity securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but actually is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, stock markets are volatile, and the prices of equity securities generally fluctuate more than other securities and reflect changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Common stocks generally represent the riskiest investment in a company. Even investments in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor economic conditions. It is possible that a Portfolio may experience a substantial or complete loss on an individual equity investment. While this is also possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations.    As indicated in Appendix A, certain of the Portfolios may invest in Eurodollar and Yankee dollar obligations. Eurodollar bank obligations are U.S. dollar- denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues; notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Event-Linked Bonds.    As indicated in Appendix A, certain of the Portfolios may invest in event-linked bonds. Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Portfolio to certain unanticipated risks including issuer (credit) default, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in event-linked bonds that meet the credit quality requirements for the Portfolio.

Floaters and Inverse Floaters.    As indicated in Appendix A, certain of the Portfolios may invest in floaters and inverse floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on a floater resets periodically. Because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, but a Portfolio will participate in any declines in interest rates as well. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

In addition, certain of the Portfolios may invest in inverse floating rate obligations which are fixed income securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate (“LIBOR”). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Foreign Currency.    As indicated in Appendix A, certain of the Portfolios may purchase securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Portfolio’s assets and income. In addition, although a portion of a Portfolio’s investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the United States or abroad. Foreign currencies in which a Portfolio’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

Certain Portfolios may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    As indicated in Appendix A, certain of the Portfolios may engage in forward foreign currency exchange transactions. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

A Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Portfolio’s use of such contracts will include, but not be limited to, the following situations.

First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a Portfolio’s Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units, or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Advisers to the Portfolios believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interests of the Portfolios will be served.

A Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio’s investment objective and program. For example, a Portfolio may use foreign currency options and forward contracts to increase exposure to a foreign currency or shift exposure to foreign currency fluctuations from one country to another. However, the Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

At the maturity of a forward contract, a Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by

“rolling” that contract forward) or may initiate a new forward contract. If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Forward contracts in which a Portfolio may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a Portfolio enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A Portfolio may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Portfolio into such currency.

Forward contracts in which a Portfolio may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to forward exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded over-the-counter, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. With respect to

NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps. For more information about the risks associated with utilizing swaps, please see “Swaps.”

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    As indicated in Appendix A, certain of the Portfolios may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Those Portfolios may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The Portfolios will write options on foreign currency or on foreign currency futures contracts only if they are “covered,” except as described below. A put on a foreign currency or on a foreign currency futures contract written by a Portfolio will be considered “covered” if, so long as the Portfolio is obligated as the writer of the put, it segregates, either on the records of the Advisers or with the Portfolio’s custodian, cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the Portfolio will be considered “covered” only if the Portfolio segregates, either on the records of the Advisers or with the Portfolio’s custodian, cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. EQ/Equity Growth PLUS Portfolio may also write uncovered call options on foreign currencies for cross-hedging purposes. The Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option.

Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over the Counter Options on Foreign Currency Transactions.    As indicated in Appendix A, certain of the Portfolios may engage in over the counter options on foreign currency transactions. The Advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over the counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter.

Hedging transactions involve costs and may result in losses. As indicated in Appendix A, certain of the Portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over the counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio’s ability to engage in hedging and related option transactions may be limited by tax considerations (see the section entitled “Taxation”).

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

Except for the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/PIMCO Global Real Return Portfolio and the EQ/Real Estate PLUS Portfolio a Portfolio will not speculate in foreign currency options, futures or related options. Accordingly, a Portfolio (except for the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/PIMCO Global Real Return Portfolio and the EQ/Real Estate PLUS Portfolio) will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing. OTC options on foreign currency also are considered to be swaps. For information concerning the risks associated with swaps please see “Swaps.”

Foreign Securities.    As indicated in Appendix A, certain of the Portfolios may also invest in other types of foreign securities or engage in certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign income or other withholding taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls or limitations on the removal of funds or assets. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a Portfolio.

The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

A Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Portfolio’s net asset value is determined. If such arbitrage attempts are successful, the Portfolio’s net asset value might be diluted. A Portfolio’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the Board believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement a Portfolio’s investment strategy (e.g., reducing the volatility of the Portfolio’s share price) or achieve its investment objective.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below:

Emerging Market Securities.    As indicated in Appendix A, certain of the Portfolios may invest in emerging market securities. Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Portfolios can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    Investing in the securities of Eastern European and Russian issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation, and confiscatory taxation. Many Eastern European countries continue to move towards market economies at different paces with appropriately different characteristics. Most Eastern European markets suffer from thin trading activity, dubious investor protections, and often a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor.

Eastern European economies may also be particularly susceptible to the international credit market due to their reliance on bank related inflows of foreign capital. The recent global financial crisis restricted international credit supplies and several Eastern European economies faced significant credit and economic crises. Although some Eastern European economies are expanding again, major challenges are still present as a result of their continued dependence on the Western European zone for credit and trade.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company’s share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a Portfolio if the company deems a purchaser unsuitable, which may expose a Portfolio to potential loss on its investment. A recently enacted law authorizes the establishment of a centralized securities depository (CSD), which, in effect, will become the exclusive settlement organization for publicly traded Russian companies and investment funds in Russia. Once the CSD is fully functional, it should enhance the efficiency and transparency of the Russian securities market.

In light of the risks described above, the Board has approved certain procedures concerning a Portfolio’s investments in Russian securities. Among these procedures is a requirement that a Portfolio will not invest in the securities of a Russian company unless that issuer’s registrar has entered into a contract with a Portfolio’s custodian containing certain protective conditions, including, among other things, the custodian’s right to conduct regular share confirmations on behalf of a Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

European Securities.    The European Union’s (the “EU”) Economic and Monetary Union requires Eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade and other areas and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. Recently, the European financial markets have been negatively impacted by rising government debt levels; possible default on or restructuring of sovereign debt in several European countries, including Cyprus, Greece, Ireland, Italy, Portugal and Spain; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe have affected the euro’s exchange rate and value and may continue to impact the economies of every European country.

Latin America

Inflation.    Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Political Instability.    As an emerging market, Latin America historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, in some Latin American countries, a move to sustainable democracy and a more mature and accountable political environment is under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed.

Dependence on Exports and Economic Risk.    Certain Latin American countries depend heavily on exports to the U.S. and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. As a result, these economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The recent global financial crisis weakened the global demand for oil and other commodities and, as a result, Latin American countries faced significant economic difficulties that led certain countries into recession. If global economic conditions worsen, prices for Latin American commodities may experience increased volatility and demand may continue to decrease. Although certain of these countries have recently shown signs of recovery, such recovery, if sustained, may be gradual.

Sovereign Debt.    A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies. Because of their dependence on foreign credit and loans, a number of Latin American economies faced significant economic difficulties and some economies fell into recession as the recent global financial crisis tightened international credit supplies.

Pacific Basin Region.    Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the Asia Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the economy of any country in the region.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries. The recent global financial crisis spread to the region, significantly lowering its exports and foreign investments in the region, which are driving forces of its economic growth. In addition, the economic crisis also significantly affected consumer confidence and local stock markets. Although the economies of many countries in the region have recently shown signs of recovery from the crisis, such recovery, if sustained, may be gradual. Furthermore, any such recovery may be limited or hindered by the reduced demand for exports and lack of available capital for investment resulting from the European crisis and weakened global economy.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a Portfolio’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Portfolio’s assets denominated in those currencies.

Chinese Companies.    Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on the Portfolio’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (1) the difference in, or lack of auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the Chinese economy may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of

China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. China’s economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned by the Chinese government. The government continues to exercise significant control over regulating industrial development and, ultimately, control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities are also subject to substantial restrictions. Some believe that China’s currency is undervalued. Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns. For decades, a state of hostility has existed between Taiwan and the People’s Republic of China. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. By treaty, China has committed to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Forward Commitments, When-Issued and Delayed Delivery Securities.    As indicated in Appendix A, certain of the Portfolios may invest in forward commitments including “TBA” (to be announced), when-issued and delayed delivery securities. Forward commitments, when-issued and delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a Portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the Portfolio is required to designate the segregation, either on the records of the Advisers or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Portfolio’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price.

A Portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Portfolio may close out its position prior to the settlement date by entering into a matching sales transaction.

A Portfolio may purchase forward commitments and make commitments to purchase securities on a when-issued or delayed-delivery basis for any number of reasons, including to protect the value of portfolio investments, as a means to adjust the Portfolio’s overall exposure, and to enhance the Portfolio’s return. Purchases made in an effort to enhance a Portfolio’s return may involve more risk than purchases made for other reasons. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets that have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a Portfolio’s payment obligation).

Hybrid Instruments.    As indicated in Appendix A, certain of the Portfolios may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures and most swaps by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio.

Illiquid Securities or Non-Publicly Traded Securities.    As indicated in Appendix A, certain of the Portfolios may invest in illiquid securities or non-publicly traded securities. The inability of a Portfolio to dispose of illiquid or not readily marketable investments promptly or at a reasonable price could impair a Portfolio’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A and that have been determined to be liquid by the Board or its delegates will be monitored by each Portfolio’s Adviser on an ongoing basis, subject to the oversight of the Manager. In the event that such a security is deemed to be no longer liquid, a Portfolio’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio’s having more than 10% or 15%, as applicable, of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid, and therefore subject to a Portfolio’s limit on the purchase of illiquid securities, unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, among other things, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

There is a large institutional market for certain securities that are not registered under the 1933 Act, which may include markets for repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. To the extent that a portfolio acquires shares of an Underlying Portfolio in accordance with Section 12(d)(1)(F) of the 1940 Act, the Underlying Portfolio is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding during any period less than 30 days. Shares held by a portfolio in excess of 1% of an Underlying Portfolio’s outstanding securities therefore may, under certain circumstances, be considered not readily marketable securities, which, together with other such securities, are subject to the 15% limitation described above.

Inflation-Indexed Securities.    Certain Portfolios may invest in inflation-indexed securities issued by the U.S. Treasury and others. Inflation-indexed securities are securities the principal value of which is adjusted periodically in accordance with changes in a measure of inflation. Inflation-indexed securities issued by the U.S. Treasury use the Consumer Price Index for Urban Consumers (“CPI-U”) published by the U.S. Bureau of Labor Statistics. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. Two structures for inflation-indexed securities are common: the U.S. Treasury and some other issuers utilize a structure that adjusts the principal value of the security according to the rate of inflation; most other issuers pay out the Consumer Price Index adjustments as part of a semi-annual coupon.

In the first, the interest rate on the inflation-indexed bond is fixed, while the principal value rises or falls semi-annually based on changes in a published measure of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In the second, the inflation adjustment for certain inflation-indexed bonds is reflected in the semiannual coupon payment. As a result, the principal value of these inflation-indexed bonds does not adjust according to the rate of inflation.

In general, the value of inflation-indexed securities increases in periods of general inflation and declines in periods of general deflation. If inflation is lower than expected during the period a Portfolio holds an inflation-indexed security, the Portfolio may earn less on it than on a conventional bond. Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal, or stated, rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

Any increase in the principal value of an inflation-indexed security is taxable in the year the increase occurs, even though its holders do not receive cash representing the increase until the security matures, and the amount of that increase for a Portfolio must be distributed each taxable year to its shareholders. See the “Taxation” section of this SAI. Thus, each Portfolio that invests therein could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Insured Bank Obligations.    The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to

$250,000. The Portfolios may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a portfolio will treat such obligations as subject to the limit for illiquid investments for each portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Investment Company Securities.    As indicated in Appendix A, certain of the Portfolios may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. Investment company securities are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. Certain exceptions to these limitations are provided by the 1940 Act and the rules, regulations, and exemptive orders thereunder. The All Asset Allocation Portfolios, EQ/Franklin Templeton Allocation Portfolio, EQ/International ETF Portfolio, EQ/Energy ETF Portfolio, EQ/Low Volatility Global ETF Portfolio and the Strategic Allocation Portfolios invest substantially all of their assets in the securities of other investment companies in reliance on exemptions under the 1940 Act that allow the Portfolios to invest in other investment companies in excess of the limits described above. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. In addition, certain types of investment companies, such as closed-end investment companies and exchange-traded funds, trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share. Such a premium or discount may impact the performance of the Portfolio’s investment.

Passive Foreign Investment Companies.    As indicated in Appendix A, certain Portfolios may purchase the securities of “passive foreign investment companies” (“PFICs”). In general, such companies have been the only or primary way to invest in countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a Portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly (through the Portfolio) bear similar expenses of such funds. PFICs in which a Portfolio may invest may also include foreign corporations other than such investment funds. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above, as well as certain tax consequences (see the section entitled “Taxation”).

Exchange Traded Funds (“ETFs”).    As indicated in Appendix A, certain of the Portfolios may invest in ETFs. These are a type of investment company (or similar entity) the shares of which are bought and sold on a securities exchange. An ETF represents a portfolio of securities (or other assets) generally designed to track a particular market index or other referenced asset. A Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. Many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolios) to invest in their shares beyond the statutory limits on investments in other investment companies described above, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. EQ/International ETF Portfolio, EQ/Energy ETF Portfolio and EQ/Low Volatility Global ETF Portfolio invest substantially all of their assets in ETFs. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have fees which increase their costs. In addition, there is the risk that an ETF may fail to closely track the index, if any, that it is designed to replicate.

Investment Grade Securities.    As indicated in Appendix A, certain of the Portfolios may invest in or hold investment grade securities. Investment grade securities are securities rated Baa or higher by Moody’s, BBB or higher by S&P, or BBB or higher by Fitch, securities that are comparably rated by another rating agency, or unrated securities determined by the Adviser to be of comparable quality. Bonds rated in the lower investment grade rating categories (or determined to be of comparable quality by the Adviser) have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of the Portfolio.

Non-Investment Grade Securities or “Junk Bonds.”    As indicated in Appendix A, certain of the Portfolios may invest in or hold Junk Bonds or Non-Investment Grade Securities. Non-investment grade securities are securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Rating Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”), securities that are comparably rated by another rating agency, or unrated securities determined by the Adviser to be of comparable quality. Non-investment grade securities are commonly known as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal. Junk bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies and in other circumstances.

Non-investment grade securities generally offer a higher current yield than that available for investment grade securities; however, they involve greater risks than investment grade securities in that they are especially sensitive to, and may be more susceptible to, real or perceived adverse changes in general economic conditions and in the industries in which the issuers are engaged, changes in the financial condition of, and individual corporate developments of, the issuers, and price fluctuations in response to changes in interest rates. Because a Portfolio’s investments in non-investment grade securities involve greater investment risk than its investments in higher rated securities, achievement of the portfolio’s investment objective will be more dependent on the Adviser’s analysis than would be the case if the portfolio were investing in higher rated securities.

Non-investment grade securities generally will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. Lower rated securities may experience substantial price declines when there is an expectation that issuers of such securities might experience financial difficulties. As a result, the yields on lower rated securities can rise dramatically. However, those higher yields may not reflect the value of the income stream that holders of such securities expect. Rather, those higher yields may reflect the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not occur.

During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full. Non-investment grade securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a non-investment grade security’s value will decrease in a rising interest rate market, as will the value of a Portfolio’s investment in such securities. If a Portfolio experiences unexpected net redemptions, this may force it to sell its non-investment grade securities, without regard to their investment merits, thereby decreasing the asset base upon which the Portfolio’s expenses can be spread and possibly reducing the Portfolio’s rate of return.

In addition, the market for non-investment grade securities generally is thinner and less active than that for higher rated securities, which may limit a Portfolio’s ability to sell such securities at fair value in response to changes in the economy or financial markets. This potential lack of liquidity may make it more difficult for an Adviser to value accurately certain Portfolio securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade securities, especially in a thinly traded market. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Portfolio may find it difficult to value its junk bonds accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Trust’s Board. It is the policy of each Portfolio’s Adviser(s) not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the Adviser’s own independent and ongoing review of credit quality.

Prices for junk bonds also may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, could depress the prices of outstanding junk bonds.

Credit Ratings.    Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s, S&P and Fitch is included in Appendix B to this SAI. The process by which Moody’s, S&P and Fitch determine ratings generally includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a Portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio’s investment portfolio, resulting from market fluctuations or other changes in a Portfolio’s total assets will not require a Portfolio to dispose of an investment. The Portfolios may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Commodity-Linked Notes.    The EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio may invest in commodity-linked notes which are privately negotiated structured debt securities the amount of principal repayment and/or interest payments for which are indexed to the return of an index, such as the Dow Jones-UBS Commodity Index Total Return, which is representative of the commodities market. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. Commodity-linked notes may be leveraged. Commodity-linked notes also are subject to counterparty risk. Investments linked to the prices of commodities, including commodity-linked notes, are considered speculative. The values of commodity-linked notes are affected by events that might have less impact on the values of stocks and bonds. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal, and exchange control programs, disease, pestilence, and international economic, political, military and regulatory developments. In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. These circumstances could adversely affect the value of the commodity-linked notes and make commodity-linked notes more volatile than other types of investments. Commodity-linked notes may have substantial risks, including risk of loss of a significant portion of their principal value.

Exchange-Traded Notes (ETNs).    The EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protection exists. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Portfolio’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Portfolio must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. ETNs are also subject to counterparty credit risk and fixed income risk.

Loan Participations and Other Direct Indebtedness.    As indicated in Appendix A, certain of the Portfolios may invest a portion of their assets in loan participations and other direct indebtedness. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. In purchasing a loan participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Certain of the loans and other direct indebtedness acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand. The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when a Portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it is required to designate the segregation, either on the records of the Advisers or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than on a daily basis, an amount sufficient to meet such commitments.

Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its rights and the rights of other loan participants against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a “novation” (i.e., a new loan) pursuant to which a Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which a Portfolio would purchase an assignment of a portion of a lender’s interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

A Portfolio’s ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness that a Portfolio will purchase, the Adviser will rely upon its own credit analysis of the borrower. As a Portfolio may be required to rely upon another lending institution to collect and pass on to a Portfolio amounts payable with respect to the loan and to enforce a Portfolio’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Portfolio from receiving such amounts. In such cases, a Portfolio will also evaluate the creditworthiness of the lending institution and will treat both the borrower and the lending institutions as an “issuer” of the loan for purposes of certain investment restrictions pertaining to the diversification of a Portfolio’s portfolio investments.

Investments in such loans and other direct indebtedness may involve additional risks to a Portfolio. For example, if a loan or other direct indebtedness is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio relies on the Adviser’s research in an attempt to avoid situations where fraud and misrepresentation could adversely affect a Portfolio. In addition, loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, a Portfolio will include them in the investment limitations described above.

Master Demand Notes.    Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate Sub-adviser, subject to the overall review of the portfolio’s Trustees and the Manager, monitor the financial condition of the issuers to evaluate their ability to repay the notes.

Mortgage-Backed or Mortgage-Related Securities.    As indicated in Appendix A, certain of the Portfolios may invest in mortgage-related securities (i.e., mortgage-backed securities). Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as the Government National Mortgage Association, or “Ginnie Mae”); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by the Federal National Mortgage Association, or “Fannie Mae”, or the Federal Home Loan Mortgage Corporation, or “Freddie Mac” (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be backed by U.S. Government agency supported mortgage loans or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

The U.S. Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac. However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship. Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). However, no assurance can be given that continued support from the Federal Reserve, U.S. Treasury, or FHFA will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue. The FHFA and the U.S. Treasury also have imposed strict limits on the size of GSEs’ mortgage portfolios. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the GSEs’ portfolios will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring the GSEs to reach the $250 billion target four years earlier than previously planned.

In addition, the U.S. Government reportedly is considering multiple options regarding the future of the GSEs, ranging on a spectrum from nationalization, privatization, consolidation, or abolishment. The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down the GSEs by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio. Congress is currently considering several pieces of legislation that would reform the GSEs and possibly wind down their existence, addressing portfolio limits and guarantee fees, among other issues. The potential impact of these developments is unclear, but could cause a Portfolio to lose money.

Certain Portfolios may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to borrowers with blemished credit histories (“subprime” loans). The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates. The risk of default is generally higher in the case of mortgage pools that include subprime mortgages. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios’ ability to buy or sell those securities at any particular time.

Certain Portfolios may also invest in directly placed mortgages including residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Portfolio forecloses on any non-performing mortgage, it could end up acquiring a direct interest in the underlying real property and the Portfolio would then be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. Investment in direct mortgages involve many of the same risks as investments in mortgage-related securities. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for anticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Portfolio or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of the property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage Dollar Rolls.    As indicated in Appendix A, certain of the Portfolios may enter into mortgage dollar rolls in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date at a pre-determined price. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. A “dollar roll” transaction can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash. However, in a “dollar roll” transaction, the dealer with which the Portfolio enters into a transaction is not obligated to return the same securities as those originally sold by the Portfolio, but generally only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered. All cash proceeds from dollar roll transactions will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust’s custodian, of cash or other liquid securities in an amount not less than the forward purchase price. Because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject the risks of investing in illiquid securities as well as to a Portfolio’s overall limitations on investments in illiquid securities.

Municipal Securities.    As indicated in Appendix A, certain of the Portfolios may invest in municipal securities (“municipals”), including residual interest bonds, which are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipals if the interest thereon is exempt from federal income tax (even though that interest may be an item of tax preference for purposes of the federal alternative minimum tax). Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The value of municipal securities can be affected by changes in the actual or perceived credit quality of the issuer, which can be affected by, among other things, the financial condition of the issuer, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, and political or economic developments in the region where the instrument is issued. Local and national market forces — such as declines in real estate prices or general business activity — shifting demographics or political gridlock may result in decreasing tax bases, growing entitlement budgets, and increasing construction and/or maintenance costs and could reduce the ability of certain issuers of municipal securities to repay their obligations. Those obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. These and other factors may adversely affect the value of a Portfolio’s investments in municipal securities.

Options and Futures Transactions.    As indicated in Appendix A, certain of the Portfolios may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities and to adjust the duration of fixed income investments. Each Portfolio may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract or an option and the resulting inability to close a futures position or option prior to its maturity date.

Following is a description of specific Options and Futures Transactions, followed by a discussion concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts.

Futures Transactions.    As indicated in Appendix A, certain of the Portfolios may utilize futures contracts. Futures contracts (a type of potentially high-risk investment) enable the investor to buy or sell an asset in the future at an agreed upon price. A futures contract is a bilateral agreement to buy or sell a security or other commodity (or deliver a cash settlement price, in the case of a contract relating to a rate or an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated “contracts markets” by the CFTC.

No purchase price is paid or received when the contract is entered into. Instead, a Portfolio upon entering into a futures contract (and to maintain the Portfolio’s open positions in futures contracts) would be required to designate the segregation, either on the records of the Advisers or with the Trust’s custodian, in the name of the futures broker an amount of cash, United States Government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio. These subsequent payments called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Portfolios expect to earn interest income on their initial and variation margin deposits.

A Portfolio will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Options on Futures Contracts.    As indicated in Appendix A, certain of the Portfolios may purchase and write exchange-traded call and put options on futures contracts of the type which the particular Portfolio is authorized to enter into. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Options on futures contracts can be used by a Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The Portfolios will write only options on futures contracts which are “covered.” A Portfolio will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Portfolio segregates, either on the records of the Adviser or with the Trust’s custodian, cash or other liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A Portfolio will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Portfolio owns a security deliverable under the futures contract. A Portfolio will be considered “covered” with respect to a call option it has written on a securities index future if the Portfolio owns, so long as the Portfolio is obligated as the writer of the call, a portfolio of securities the price changes of which are, in the opinion of its Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts.    The Portfolios may invest in futures and options for hedging purposes, as well as non-hedging purposes, to the extent permitted in the Prospectuses and SAI. In instances involving the purchase of futures contracts or the writing of put options thereon by a Portfolio, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be designated either on the records of the Advisers or with the Trust’s custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a Portfolio, the securities underlying such futures contracts or options will at all times be maintained by the Portfolio or, in the case of index futures and related options, the Portfolio will own securities the price changes of which are, in the opinion of its Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

For information concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts, please see “Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts.”

Options Transactions.    As indicated in Appendix A, certain of the Portfolios may also write and purchase put and call options. Options (another type of potentially high-risk security) give the purchaser of an option the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) Each Portfolio will write put and call options only if such options are considered to be “covered,” except as described below. A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put maintains throughout the option period the segregation, either on the records of the Advisers or with the Trust’s custodian, of cash or other liquid assets in an amount equal to or greater than the exercise price of the put option. EQ/Equity Growth PLUS Portfolio may write call options that are not covered for cross-hedging purposes. The Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating, either on the records of the Adviser or with the Trust’s custodian, cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its Adviser believes that writing the option would achieve the desired hedge.

Certain of the Portfolios will not commit more than 5% of their total assets to premiums when purchasing call or put options. In addition, the total market value of securities against which a Portfolio has written call or put options generally will not exceed 25% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options. Additionally, these limitations do not apply to the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/PIMCO Global Real Return Portfolio and the EQ/Real Estate PLUS Portfolio.

Writing Call Options.    A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Portfolio’s holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Portfolio intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part.

Unlike the situation in which the Portfolio owns securities not subject to a call option, the Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Portfolio. When an underlying security is sold from the Portfolio’s securities portfolio, the Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options.    The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. If a Portfolio writes a put option, it will “cover” the position as required by the 1940 Act. A Portfolio may “cover” a put option by, for example, maintaining the segregation, either on the records of the Advisers or with the Trust’s custodian, of cash or other liquid assets having a value equal to or greater than the exercise price of the option.

The Portfolios may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options.    A Portfolio may purchase put options on securities to increase the Portfolio’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Portfolio will continue to receive interest or dividend income on the security. The Portfolios may also purchase call options on securities to protect against substantial increases in prices of securities that Portfolios intend to purchase pending their ability to invest in an orderly manner in those securities. The Portfolios may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Securities Index Futures Contracts.    Purchases or sales of securities index futures contracts may be used in an attempt to increase the Portfolio’s total investment return or to protect a Portfolio’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, a Portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Securities Index Options.    A Portfolio may write covered put and call options and purchase call and put options on securities indexes for the purpose of increasing the Portfolio’s total investment return or hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio’s securities or securities it intends to purchase. Each Portfolio writes only “covered” options. A call option on a securities index is considered covered, for example, if, so long as the Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of a Portfolio’s Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates, either on the records of the Adviser or with its custodian, cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed “index multiplier.”

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

Over the Counter Options.    As indicated in Appendix A, certain of the Portfolios may engage in over the counter put and call option transactions. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such over the counter options, and the securities used as “cover” for such options, may be considered illiquid securities. Certain Portfolios may enter into contracts (or amend existing contracts) with primary dealers with whom they write over the counter options. The contracts will provide that each Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Portfolio for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount the option is “in-the-money”). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Portfolio can repurchase the option at any time. The Portfolios have established standards of creditworthiness for these primary dealers, although the Portfolios may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. In instances in which a Portfolio has entered into agreements with respect to the over the counter options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the over the counter option written by it, the Portfolio would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is “in-the-money,” i.e., the amount by which the price of the option exceeds the exercise price. Certain over the counter options are considered to be swaps. For information concerning the risks associated with utilizing swaps, please see “Swaps.”

Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts

Options.    A closing purchase transaction for exchange-traded options may be made only on a national securities exchange (“exchange”). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over the counter options, no secondary market on an exchange may exist. If a Portfolio is unable to effect a closing purchase transaction, the Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

Options traded in the OTC market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded OTC. The Portfolios will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as “cover” for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

Futures.    The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In addition, transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Manager or a Portfolio’s Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio’s underlying instruments sought to be hedged.

Successful use of futures contracts by a Portfolio for hedging purposes is also subject to the Manager’s or an Adviser’s ability to correctly predict movements in the direction of the market and other economic factors. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Portfolio’s portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Portfolios, specified in the Prospectuses, intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. If a Portfolio has insufficient cash, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Foreign Options and Futures.    Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when a Portfolio trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National

Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from a Portfolio for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the Portfolio’s order is placed and the time it is liquidated, offset or exercised.

Foreign Currency Contracts.    Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Whether a currency hedge benefits a Portfolio will depend on the ability of a Portfolio’s Adviser to predict future currency exchange rates.

The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio’s position, it may forfeit the entire amount of the premium plus related transaction costs.

Participatory Notes.    A Portfolio may invest in participatory notes (commonly known as “P-Notes”) issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Portfolio. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Portfolio is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. Participatory notes involve transaction costs. Participatory notes may be considered illiquid and, therefore, participatory notes considered illiquid will be subject to a Portfolio’s percentage limitation on investments in illiquid securities.

Preferred Stocks.    As indicated in Appendix A, certain of the Portfolios may invest in preferred stocks. Preferred stocks have the right to receive specified dividends before the payment of dividends on common stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds take precedence over the claims of owners of the issuer’s preferred and common stock. If interest rates rise, the specified dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. The value of preferred stocks is sensitive to changes in interest rates and to changes in the issuer’s credit quality. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock, whereas non-cumulative preferred stock does not require the issuer to do so. Some preferred stocks also participate in dividends paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A Portfolio may treat such redeemable preferred stock as a fixed income security.

Repurchase Agreements. As indicated in Appendix A, certain of the Portfolios may enter into repurchase agreements. A repurchase agreement is a transaction in which a Portfolio purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolio upon acquisition is accrued as interest and included in the Portfolio’s net investment income. Repurchase agreements generally result in a fixed rate of return insulated from market fluctuation during the holding period, and generally are used as a means of earning a return on cash reserves for periods as short as overnight.

Repurchase agreements may have the characteristics of loans by a Portfolio. During the term of a repurchase agreement, a Portfolio, among other things, (i) retains the securities or other obligations subject to the repurchase agreement, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Portfolio and its counterparty, as collateral securing the seller’s repurchase obligation, (ii) continually monitors on a daily basis the market value of the securities or other obligations subject to the repurchase agreement and (iii) requires the seller to deposit with the Portfolio collateral equal to any amount by which the market value of the securities or other obligations subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

Each Portfolio intends to enter into repurchase agreements only in transactions with counterparties (which may include brokers-dealers, banks, U.S. government securities dealers and other intermediaries) believed by the Manager and the Advisers to present minimal credit risks. A Portfolio generally will not enter into a repurchase agreement maturing in more than seven days. The SEC staff currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. A Portfolio’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Portfolio could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.

Real Estate Industry Investing.    Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, including the decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Portfolios’ investments.

Real Estate Investment Trusts.    As indicated in Appendix A, certain Portfolios may invest in real estate investment trusts (“REITs”). Certain Portfolios (except for the EQ/Real Estate PLUS Portfolio) may invest up to 20% of their respective net assets in real estate companies, including REITs. The EQ/Real Estate PLUS Portfolio may invest up to 100% of its net assets in real estate companies, including REITs.

REITs pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. A REIT is not taxed on net income and realized gain that it distributes to its owners if it complies with statutory and regulatory requirements relating to its management, organization, ownership, assets and income and with a statutory requirement that it distribute to its owners at least 90% of the sum its REIT taxable income and certain other income for each taxable year.

Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A shareholder in any Portfolio, by investing in REITs indirectly through the Portfolio, will bear not only its proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. In addition, equity REITs may be affected by changes in the values of the underlying property they own, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects and risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing (1) to qualify for tax-free pass-through of net income and realized gains under the Code and (2) to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs holding those securities could end up holding the underlying real estate.

Risks associated with investments in securities of real estate companies include those discussed above in “Real Estate Industry Investing.”

Reverse Repurchase Agreements, Dollar Rolls and Sale-Buyback Transactions.    As indicated in Appendix A, certain of the Portfolios may enter into reverse repurchase agreements and dollar rolls with brokers, dealers, domestic and foreign banks and/or other financial institutions. In addition, a Portfolio may also enter into sale-buyback transactions and other economically similar transactions. Reverse repurchase agreements, dollar rolls and sale-buyback transactions may be viewed as the borrowing of money by the Portfolio. See “Fundamental Restrictions” for more information concerning restrictions on borrowing by each Portfolio. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

In a reverse repurchase agreement, a Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. During the term of the agreement, a Portfolio will continue to receive any principal and interest payments on the underlying security. A Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio’s net asset value.

In “dollar roll” transactions, a Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date at a pre-determined price. During the roll period, a Portfolio would forego principal and interest paid on such securities. A Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. See “Mortgage Dollar Rolls” for more information.

A Portfolio also may effect simultaneous purchase and sale transactions that are known as “sale buybacks.” A sale buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Portfolio’s repurchase of the underlying security. A Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets in an amount not less than the amount of the Portfolio’s forward commitment to repurchase the subject security.

At the time a Portfolio enters into a reverse repurchase agreement, dollar roll or sale-buyback, it will maintain the segregation, either on the records of the Advisers or with the Trust’s custodian, of cash or other liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements, dollar rolls and sale-buybacks involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. Reverse repurchase agreements, dollar rolls and sale-buybacks involve the risk that the buyer of the securities sold by a Portfolio might be unable to deliver them when that Portfolio seeks to repurchase. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligation to repurchase the securities, and a Portfolio’s use of the proceeds of the agreement may effectively be restricted pending such decision, which could adversely affect the Portfolio.

A Portfolio’s investment of the proceeds of a reverse repurchase agreements, dollar rolls and sale-buybacks may be viewed as creating leverage in the Portfolio and as such involve leverage risk.

The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligation to repurchase the securities, and a Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision, which could adversely affect the Portfolio.

In “dollar roll” transactions, a Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date at a pre-determined price. During the roll period, a Portfolio would forego principal and interest paid on such securities. A Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Portfolio enters into a dollar roll transaction, it will maintain the segregation, either on the records of the Advisers or with the Trust’s custodian, of cash or other liquid securities having a value not less than the forward purchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. See “Mortgage Dollar Rolls” for more information.

A Portfolio also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Portfolio’s repurchase of the underlying security. A Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets in an amount not less than the amount of the Portfolio’s forward commitment to repurchase the subject security.

Time and Demand Deposits.    Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of such deposits. There are no contractual restrictions on the right to transfer a beneficial interest in a time deposit to a third party, but there is no secondary market for such deposits. Demand deposits are accounts at banks and financial institutions from which deposited funds can be withdrawn at any time without notice to the depository institution. The majority of demand deposit accounts are checking and savings accounts. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.

Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and to a lesser extent, income risk, market risk, and liquidity risk). In addition, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent of government regulation of financial markets, and expropriation or nationalization of foreign issuers. Demand deposits are subject to general market and economic risks as they are usually considered part of the money supply. In addition, demand deposits are subject to risks of fraud. As access to demand deposits (e.g., via ATMs and online banking) has increased, so have the ways to carry out fraudulent schemes. Demand deposit fraud can take many forms, such as phishing schemes, cross-channel and check fraud.

Securities Loans.    As indicated in Appendix A Portfolios may lend securities to brokers, dealers or other institutional investors needing to borrow securities to complete certain transactions. In connection with such loans, a Portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on loaned securities. A Portfolio has the right to terminate a loan at any time. A Portfolio does not have the right to vote on securities while they are on loan, but the Portfolio’s Manager or Adviser may attempt to terminate loans in time to vote those proxies the Manager or the Adviser has determined are material to the Portfolio’s interests. A Portfolio has the right to call each loan and obtain the securities on one standard settlement period’s notice or, in connection with the securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A lending Portfolio will receive collateral consisting of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio’s investment program and applicable law, which will be maintained at all times in an amount at least equal to 100% of the current market value of the loaned securities. If the collateral consists of cash, the Portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on investment. If the collateral consists of a letter of credit or securities, the borrower will pay the Portfolio a loan premium fee. A Portfolio may participate in securities lending programs operated by financial institutions, which act as lending agents (“Lending Agent”). The Lending Agent will receive a percentage of the total earnings of the Portfolio derived from lending the Portfolio’s securities. Should the borrower of securities fail financially, the Portfolio may experience delays in recovering the loaned securities or in exercising its rights in the collateral. Loans will be made only to firms judged by the Manager, with the approval of the Board, to be of good financial standing. Additional risks include the possible decline of the value of the securities acquired with cash collateral. The Portfolio seeks to minimize this risk by limiting the investment of cash collateral to high quality instruments with short maturities, repurchase agreements, money market funds or similar private investment vehicles.

Short Sales.    Certain of the Portfolios may enter into a short sale. A “short sale” is the sale by a Portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to prepay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. The net proceeds of a short sale will be retained by the Adviser (or by the Portfolio’s custodian), to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolios will incur transaction costs in effecting short sales.

The Portfolios generally will engage only in covered short sales. In a covered short sale, a Portfolio either (1) enters into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns securities convertible or exchangeable, without payment of further consideration, into an equal number of securities sold short (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short. A short sale may be entered into by a Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. To the extent that a Portfolio engages in short sales, it will provide collateral to the broker-dealer arranging the short sale and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Manager or Adviser determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Portfolio replaces the borrowed security.

A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with a short sale. There can be no assurance that a Portfolio will be able to close out a short position at any particular time or an acceptable price.

Small Company Securities and Micro-Cap Company Securities.    As indicated in Appendix A, certain of the Portfolios may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these Portfolios may involve a greater degree of risk than an investment in other Portfolios that seek capital appreciation by investing in better known, larger companies.

Certain of the Portfolios also may invest in the securities of micro-cap companies. Micro-cap companies represent the smallest sector companies based on market capitalization. Micro-cap companies may be in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Micro-cap companies may be less able to weather economic shifts or other adverse developments than larger, more established companies and may have less experienced management and unproven track records. Micro-cap companies also may be more susceptible to setbacks or economic downturns. Micro-cap securities are generally subject to the same risks as small-cap securities. However, micro-cap securities may involve even greater risk because they trade less frequently than larger stocks and may be less liquid, subjecting them to greater price fluctuations than larger company stocks.

Structured Notes.    As indicated in Appendix A, certain of the Portfolios may invest in structured notes, which are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. The credit risk of structured notes that involve no credit enhancement generally will be equivalent to that of the underlying instruments. In addition, a class of structured notes that is subordinated to the right of payment of another class typically has higher yields and presents greater risks than a class of structured notes that is unsubordinated. Certain issuers of structured notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Portfolio’s investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Swaps.    As indicated in Appendix A, certain Portfolios may invest in swap contracts. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. A “standard” swap contract is an agreement between two parties to exchange the return generated by one instrument for the return (or differential in rate of return) generated by another instrument. The payment streams are calculated by reference to a specified asset, such as a specified security or index, and agreed upon “notional amount” (e.g., a particular dollar amount invested in a specified security or index). The “notional amount” of the swap agreement is used as a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, price indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index or to swap a single or periodic fixed amount(s) (or premium) for periodic amounts based on the movement of a specified index.

Swap agreements historically have been individually negotiated and most swap agreements are currently traded over-the-counter. Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. For example, an investor could lose margin payments it has deposited with its futures commission merchant as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.

To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to a Portfolio. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

A Portfolio will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Thus, a Portfolio’s obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by, for example, designating the segregation, either on the records of the Portfolio’s Adviser or with the Trust’s custodian, of cash, receivables or other liquid assets. To the extent that the net amount owed to a swap counterparty is covered by an offsetting position or with cash, receivables or liquid assets, the Manager believes that such obligation does not constitute a “senior security” under the 1940 Act and, accordingly, will not treat it as being subject to a Portfolio’s senior security or borrowing restrictions. With respect to swap transactions that are not entered into on a net basis, a Portfolio will cover its obligation under any such transaction in a manner consistent with the 1940 Act so that the obligation does not constitute a “senior security” under the 1940 Act. A Portfolio may enter into swap transactions in accordance with guidelines established by the Board of Trustees. Pursuant to these guidelines, the Portfolio may only enter into swap transactions where its Adviser has deemed the counterparties to be creditworthy and such counterparties have been approved by the Manager.

Swaps generally do not involve the delivery of securities, other underlying assets, or principal. Accordingly, unless there is a counterparty or clearing house default, the risk of loss with respect to swaps is limited to the net amount of payments a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions. For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Prospectus and this SAI), swap agreements generally are valued by the Portfolio at market value. In addition, because they are two party contracts and because they may have terms greater than seven days, some swap agreements may be considered to be illiquid.

The use of swaps is a highly specialized activity which involves investment techniques and risks (such as counter-party risk) different from those associated with ordinary portfolio securities transactions. If a Portfolio’s Adviser is incorrect in its forecasts of applicable market factors, such as market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used. The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010. It is possible that developments in the swaps market, including the issuance of final implementing regulations under the Dodd-Frank Act, could adversely affect a Portfolio’s ability to enter into swaps in the OTC market (or require that certain of such instruments be exchange-traded and centrally-cleared), support those trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. Regulations that are being developed by the CFTC and banking regulators will require a Portfolio to post margin on over the counter swaps, and clearing organizations and exchanges will set minimum margin requirements for exchange-traded and cleared swaps.

A Portfolio may enter into a variety of swap transactions, including total return swaps, inflation swaps, currency swaps, credit default swaps, interest rate swaps, caps, floors and swap options. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party during a specified period of time based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indexes, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements are often used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by a Portfolio or a counterparty will increase or decrease depending on the changes in the value of the underlying asset(s).

Inflation swaps into which a Portfolio may enter generally are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CIP swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate.

Currency swaps involve the exchange by one party with another party of a series of payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Portfolio may enter into currency swaps that involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receive swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. A purchaser of a swaption risks losing only the amount of the premium it has paid should it decide to let the option expire, whereas the seller of a swaption is subject to the risk that it will become obligated if the option is exercised. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

A Portfolio also may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, which is typically between one month and five years, provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Portfolio generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. In this connection, there is a risk that instability in the markets can threaten the ability of a buyer to fulfill its obligation to deliver the underlying securities to the seller. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. However, if a credit event occurs, the Portfolio generally must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the seller, a Portfolio would effectively add leverage because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” is intended to ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and limit any potential leveraging of the Portfolio. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss. To the extent that credit default swaps are entered into for hedging purposes or are covered as described above, the Manager believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s senior security and borrowing restrictions.

In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), the Portfolio may value the credit default swap at its notional amount in applying certain of the Portfolio’s investment policies and restrictions, but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions.

U.S. Government Securities.    As indicated in Appendix A, certain of the Portfolios may invest in U.S. Government Securities. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. Examples of obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or its instrumentalities include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the U.S. government (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, and Ginnie Mae); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the U.S. Treasury (e.g., securities issued by Fannie Mae); and securities issued or guaranteed by government agencies that are supported primarily or solely by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority).

U.S. government securities also include Treasury inflation-indexed securities (originally known as Treasury inflation-protected securities or “TIPS”), which are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. TIPS have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Interest on TIPS is payable semiannually on the inflation-adjusted principal value. The periodic adjustment to the principal value of TIPS is tied to the CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services. The principal value of TIPS would decline during periods of deflation and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced, but the principal amount payable at maturity would not be less than the original par amount. The value of TIPS is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. If inflation is lower than expected while a Portfolio holds TIPS, the Portfolio may earn less on the TIPS than it would on conventional Treasury bonds. Any increase in the principal value of TIPS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See “Taxation” below.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

In August 2011, S&P downgraded its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. The downgrade by S&P could lead to subsequent downgrades by S&P or downgrades by other credit rating agencies. Both Fitch and Moody’s, which currently have assigned their highest credit ratings to the U.S., have a negative outlook for those credit ratings. These developments, and the government’s credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country’s ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by a Portfolio.

Warrants.    As indicated in Appendix A, certain of the Portfolios may purchase warrants and similar rights. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a high risk investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. A warrant ceases to have value if it is not exercised prior to its expiration date. As a result, warrants may be considered more speculative that certain other types of investments.

Zero Coupon Bonds and Payment in-Kind Bonds.    As indicated in Appendix A, certain of the Portfolios may invest in zero-coupon or payment-in-kind bonds or both. Zero-coupon bonds are issued at a significant discount from their principal amount (referred to as “original issue discount” or “OID”) and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds in additional bonds rather than in cash. Zero coupon and payment-in-kind bonds thus allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, those bonds may involve greater credit risks, and their value is subject to greater fluctuation in response to changes in market interest rates, than bonds that pay current interest in cash. Even though such bonds may not pay current interest in cash, a Portfolio is nonetheless required annually to accrue as interest income a portion of the OID on such investments for federal income tax purposes and to distribute the amount of that interest at least annually to its shareholders. See the “Taxation” section of this SAI. Thus, each Portfolio that invests in such instruments could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the Advisers or when one Adviser replaces another, necessitating changes in the Portfolio it advises. Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, within and outside the control of a Portfolio, the Manager and the Adviser(s), investment strategy changes, changes in an Adviser’s investment outlook or changes in the Adviser managing the Portfolio. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the Portfolio and shareholders. A Portfolio’s Adviser will consider the economic effects of portfolio turnover but generally will not treat a Portfolio’s annual portfolio turnover rate as a factor preventing a sale or purchase when an Adviser believes investment considerations warrant such sale or purchase. Decisions to buy and sell securities for a Portfolio are made by an Adviser independently from other Advisers. Thus, one Adviser could decide to sell a security when another Adviser decides to purchase the same security, thereby increasing a Portfolio’s portfolio turnover rate. Portfolio turnover may vary greatly from year to year as well as within a particular year. The portfolio turnover rates for a Portfolio are disclosed in the sections “Portfolio Turnover” and “Financial Highlights” of the Portfolio’s Prospectus.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to safeguard against misuse of the Trust’s Portfolios’ current portfolio holdings information and to prevent the selective disclosure of such information. Each Portfolio will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC including the quarterly holdings report on Form N-Q, filed within 60 days of the end of each fiscal quarter, and the annual and semiannual report to shareholders on Form N-CSR. These reports (i) are available on the SEC’s website at http://www.sec.gov; and (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330). The Trust’s annual and semiannual reports to shareholders are available without charge on the Trust’s website at www.axa-equitablefunds.com.

The Trust generally makes publicly available top portfolio holdings (typically the Portfolios’ top fifteen (15) holdings) on a quarterly basis at the following website: www.axa-equitablefunds.com. Copies of such information are also available upon request to the Trust. Except as noted below, all such information generally is released with a 30-day lag time, meaning top fifteen (15) portfolio holdings information as of the end of the quarter generally is not released until the 30th day following such quarter-end. With respect to the Trust’s funds-of-funds portfolios (i.e., the All Asset Allocation Portfolios and the Strategic Allocation Portfolios) information regarding such Portfolios’ holdings information is generally available monthly on the Trust’s website at www.axa-equitablefunds.com.

The Trust, through the Manager, may provide non-public portfolio holdings data to certain third-parties prior to the release of such information to the public as described above. The Manager currently has ongoing arrangements with the Administrator (JPMorgan Investor Services Co.), the Custodian (JPMorgan Chase Bank, N.A.), a service provider to the directed brokerage program, BNY ConvergEx Group, LLC, a provider of execution management services (Neovest, Inc.), certain third-party data services (Thomson Reuters Vestek), mutual fund evaluation services (Lipper, Inc. and Morningstar, Inc.) and consultants (Rocaton Investment Advisors, LLC). Each of these third parties receives current portfolio holdings information at month ends, with the exception of JPMorgan Investor Services Co., JPMorgan Chase Bank, N.A., BNY ConvergEx Group, LLC, Neovest, Inc. and Thomson Reuters Vestek, which receive such information daily. Each of these third parties is subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information either by explicit agreement or by virtue of its respective duties to the Trust.

In addition, current non-public portfolio holdings information may be provided as frequently as daily as part of the legitimate business purposes of each Portfolio to service providers that have contracted to provide services to the Trust, and other organizations, which may include, but are not limited to: AXA Equitable; the Manager; the Advisers; the independent registered public accounting firm; the Custodian; the Administrator; the sub-administrator; the transfer agent; counsel to the Portfolios or the non-interested trustees; regulatory authorities and courts; the Investment Company Institute; pricing services (Pricing Direct Inc., Interactive Data Pricing and Reference Data Inc., Investment Technology Group, Inc., J.J. Kenney, Loan Pricing Corporation, Muller Data, Bloomberg L.P., Thomson Reuters (Markets) LLC, MarkIt Group Limited, EMStar, Barclays Plc); peer analysis services (Mellon Analytics); performance review services (Evestment Alliance, Informais); back office services (iX Partners, Ltd., Sunguard Financial, Principal Global Investors, The Bank of New York Mellon Corporation); research tool/quote system (Thomson Reuters); trade execution management and/or analysis (Plexus, Elkins McSherry Inc., Abel Noser Corp., FX Transparency, LLC, UAT, Inc.); data consolidator (Electra); trade order management services (Investment Technology Group Inc., ITG Macgregor XIP, Charles River, TCS); books and records vendor (Checkfree); GIPS auditor (Vincent Performance Services); auditor PricewaterhouseCoopers, LLP; marketing research services (Strategic Insight); portfolio analysis services (Barra TotalRisk System); commission tracking (Cogent Consulting); accounting systems or services (Advent Software, Eagle Investment Systems Corp., Portia); transition management/brokerage services software vendors (CDS/Computer, The MacGregor Group, OMGEO LLC, Radianz); analytic services or tools (Confluence Technologies, Inc., FactSet Research Systems Inc., Investment Technology Group, Inc., Investor Tools Perform, MSCI Inc., Citigroup Analytics, Inc., Wilshire Analytics/Axiom, Wilshire (Compass)); legal services; corporate actions and trade confirmation (Brown Brothers Harriman & Co.); over the counter derivative products and portfolio holdings (State Street Bank and Trust Company); ratings agencies (Standard & Poor’s Financial Services LLC (a division of The McGraw-Hill Companies), Moody’s Investor Service, Inc.); index providers (Russell Investment Group); consulting firms (Mercer, CRA RogersCasey, Macro Consulting, Ernst & Young); data providers (InvestorForce); broker-dealers who provide execution or research services to the Trust’s Portfolios; broker-dealers who provide quotations that are used in pricing; financial printers (R.R. Donnelley & Sons Company); proxy voting services (Riskmetrics Group, Inc., Broadridge Financial Solutions, Inc. and Glass Lewis & Co.); 401(k) administrator (Hewitt Associates); and tax services (Wolters Kluwer Financial Services). The entities to which each Portfolio voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each Portfolio, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

On a case-by-case “need to know” basis, the Trust’s Chief Financial Officer or Vice President, subject to the approval of FMG LLC’s Legal and Compliance Group and the Trust’s Chief Compliance Officer, may approve the disclosure of additional portfolio holdings information if such disclosure is in the best interests of Portfolio shareholders. In all cases, the approval of the release of non-public portfolio holdings information by FMG LLC’s Legal and Compliance Group must be based on a determination that such disclosure is in the best interests of the Portfolios and their shareholders, that there is a legitimate business purpose for such disclosure and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information. The Trust does not disclose its portfolio holdings to the media.

FMG LLC is responsible for administering the release of portfolio holdings information with respect to the Portfolios. Until particular portfolio holdings information has been released to the public, and except with regard to the third parties described above, no such information may be provided to any party without the approval of FMG LLC’s Legal and Compliance Group, which approval is subject to the conditions described above. No compensation is received by the Trust, the Manager or any other person in connection with their disclosure of portfolio holdings information.

FMG LLC’s Legal and Compliance Group and the Trust’s Chief Compliance Officer (“CCO”) monitor and review any potential conflicts of interest between the Portfolios’ shareholders and the Manager, distributor and their affiliates that may arise from the potential release of portfolio holdings information. The Trust’s Board approved this policy and determined that it is in the best interest of the Portfolios. The Board must also approve any material change to this policy. The Board oversees implementation of this policy and receives quarterly reports from the Trust’s CCO regarding any violations or exceptions to this policy that were granted by FMG LLC’s Legal and Compliance Group.

MANAGEMENT OF THE TRUST

The Board of Trustees

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information.

The Trustees

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York (54)	Trustee, Chairman, President and Chief Executive Officer	Trustee, Chairman from September 2004 to present, Chief Executive Officer, President from December 2002 to present	From May 2011 to present, President, Chief Executive Officer and Chairman, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group (“FMG”) unit; from July 2004 to present, Senior Vice President, MONY Life Insurance Company and MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc., Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited and; from November 2005 to present, Director MONY International Holdings, LLC.	113	None
Independent Trustees
Theodossios Athanassiades c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (74)	Trustee	From March 2000 to present	Retired. 1996, Vice Chairman, Metropolitan Life Insurance Company; From 1993 to 1995, President and Chief Operating Officer Metropolitan Life Insurance Company.	77	From 1994 to 2006, Director of Atlantic Bank of New York.

*	Affiliated with the Manager and/or the Distributor.

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Jettie M. Edwards c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (67)	Trustee	From March 1997 to present	Retired. From 1986 to 2001, Partner and Consultant, Syrus Associates (business and marketing consulting firm).	77	From 1997 to 2010, Director, Old Mutual Funds II (12 portfolios); from 2008 to 2009, Director, Old Mutual Funds III (13 portfolios).
William M. Kearns, Jr c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (78)	Trustee	From March 1997 to present	From 1994 to present, President, W.M. Kearns & Co., Inc. (private investment company); from 2002 to June 2007, Chairman; Keefe Managers, Inc. (money management firm); and from 2008 to present, Chairman, Keefe Ventures, LLC.	77	Lead Director from 2008 to present and from 1991 to present, Director, Transistor Devices, Inc. From 1999 to 2010, Advisory Director, Alexander Proudfoot (consulting firm). From 2001 to 2011, Advisory Director, Gridley & Company LLC. From 2002 to 2009, Director, United States Shipping Partners LLC. From 2005 to 2009, Lead Director, and from 1975 to 2009, Director, Selective Insurance Group, Inc.
Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (68)	Trustee	From March 1997 to present	From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council. From 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations). From 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	77	None
Harvey Rosenthal c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (70)	Trustee	From March 1997 to present	Retired. From 1994 to 1996, President and Chief Operating Officer of Melville Corporation. From 1984-1994 President and Chief Executive Officer of the CVS Division of Melville Corporation.	77	From 1997 to 2012, Director, LoJack Corporation.

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (60)	Lead Independent Trustee	From May 2000 to present; from September 2011 to present, Lead Independent Trustee	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	77	From May 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund and Blackstone/GSO Long –Short Credit Income Fund. From October 2012 to present, Trustee, Blackstone/GSO Strategic Credit Fund.
Kenneth L. Walker c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (61)	Trustee	From January 2012	From May 2002 to present, Partner, The Capital Management Corporation (investment advisory firm).	77	None.
Caroline L. Williams c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (67)	Trustee	From January 2012	From July 2010 to December 2012, Executive Vice President, from May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank).	77	From 1997 to 2009, Director, Hearst-Argyle Television.

**	Each Trustee serves until his or her resignation or retirement.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

Qualifications and Experience of the Trustees

In determining that a particular Trustee is qualified to serve as a Trustee, the Board considered a wide variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have diverse and complimentary qualifications, experience, attributes, and skills, which allow the Board to operate effectively in governing the Trust and protecting the interests of each Portfolio’s shareholders. Information about certain of the specific qualifications and experience of each Trustee relevant to the Board’s conclusion that the Trustee should serve as a Trustee of the Trust is set forth in the table above. Set forth below are certain additional qualifications, experience, attributes, and skills of each Trustee that the Board believes support a conclusion that the Trustee should serve as a Trustee of the Trust in light of the Trust’s business activities and structure.

Interested Trustee

Steven M. Joenk — Mr. Joenk has a background in the financial services industry, senior management experience with multiple insurance companies, investment management firms and investment companies and multiple years of service as an officer, Trustee and Chairman of the Trust and other registered investment companies.

Independent Trustees

Theodossios Athanassiades — Mr. Athanassiades has a background in the financial services industry, experience overseeing and managing a life insurance company, and multiple years of service as a Trustee of the Trust.

Jettie Edwards — Ms. Edwards has business management experience, including several years as a consultant to investment management firms, with multiple years of service as a Trustee to the Trust and other mutual fund complexes.

William M. Kearns, Jr. — Mr. Kearns has a background in the financial services industry, experience in senior management positions with investment management firms and private investment funds, service on the boards of operating companies and multiple years of service as a Trustee of the Trust.

Christopher P.A. Komisarjevsky — Mr. Komisarjevsky has experience in senior management positions with global firms providing business consulting services and multiple years of service as a Trustee of the Trust.

Harvey Rosenthal — Mr. Rosenthal has experience in senior management positions with a large publicly-traded corporation and multiple years of service as a Trustee of the Trust.

Gary S. Schpero — Mr. Schpero has experience as the managing partner of the investment management practice group at a large international law firm and multiple years of service as a Trustee of the Trust.

Kenneth L. Walker — Mr. Walker has a background in the financial services industry and senior management experience with investment management firms.

Caroline L. Williams — Ms. Williams has a background in the financial services industry, senior management experience with an investment banking firm and multiple years of service on the boards of public and private companies and organizations.

Board Structure.    The Board currently is comprised of nine Trustees, eight of which are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Independent Trustees”). Steven M. Joenk, who, among other things, serves as Chairman of the Board, is an “interested person” (as that term is defined in the 1940 Act) of the Trust. The Board has appointed Gary S. Schpero to serve as Lead Independent Trustee. The Trust’s Lead Independent Trustee is recommended by the Trust’s Nominating and Compensation Committee and approved by the full Board. The Lead Independent Trustee, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings.

The Board holds five regular meetings each year to consider and address matters involving the Trust and its Portfolios. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee, a Nominating and Compensation Committee and two Investment Performance Committees (discussed in more detail below). All Independent Trustees are members of the Audit Committee and the Nominating and Compensation Committee. Each Independent Trustee is also a member of one of the two Investment Performance Committees. This structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly and believes that its leadership structure, including the appointment of a Lead Independent Trustee, is appropriate given the asset size of the Trust, the number of Portfolios offered by the Trust, the number of Trustees overseeing the Trust and the Board’s oversight responsibilities, as well as the Trust’s business activities, manager of managers advisory structure and its use as an investment vehicle in connection with the Contracts and retirement plans.

Risk Oversight.    The management of various risks relating to the administration and operation of the Trust and its Portfolios is the responsibility of the Manager and the other service providers, including any Advisers, retained by the Trust or the Manager, many of whom employ professional personnel who have risk management responsibilities. Consistent with its responsibility for oversight of the Trust and its Portfolios, the Board, among other things, oversees risk management of each Portfolio’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Portfolios include, among others, investment risk, credit risk, liquidity risk, valuation risk, operational risk, reputational risk, and compliance risk as well as the overall business and disclosure risks relating to the Portfolios and the Trust and the risk of conflicts of interest affecting the Manager (or its affiliates) in managing the Portfolios. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks. Under the overall supervision of the Board, the Manager and other service providers to the Portfolios also have implemented a variety of processes, procedures and controls to address these and other risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers. The Board has been advised that it is not practicable to identify all of the risks that may impact the Portfolios or to develop procedures or controls that are designed to eliminate all such risk exposures.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Trust and from other service providers. The Board requires senior officers of the Trust, including the President, Chief Financial Officer and CCO, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Chief Financial Officer also reports regularly to the Board and to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Board and the Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from the Manager on the investments and securities trading of the Portfolios, as well as reports from the Valuation Committee (discussed below in the section “Purchase and Pricing of Shares”) regarding the valuation of those investments. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Advisers to the Portfolios as well as the Trust’s custodian, distributor and sub-administrator. The Board also requires the Manager to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Committees of the Board

The Board has four standing committees. All of the Independent Trustees are members of the Audit Committee and the Nominating and Compensation Committee. The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and act as a liaison between the Trust’s independent accountants and the Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the Trust’s independent accountants and evaluates their independence; meets with the Trust’s independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the Trust’s financial statements and the Trust’s financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the Trust by the independent accountants. The Audit Committee held three meetings during the fiscal year ended December 31, 2012. Ms. Edwards serves as the Chair of the Audit Committee.

The Nominating and Compensation Committee’s functions are to provide oversight of the Trust’s CCO; consider the size and committee structure of the Board; nominate and evaluate candidates for Independent Trustee membership and membership on committees of the Trust; and review the compensation arrangements for each of the Trustees. The Nominating and Compensation Committee also assists the Board in selecting, appointing, and evaluating the Trust’s CCO, and meets in executive session from time to time with the Manager to discuss the CCO’s performance and the effectiveness of the Trust’s compliance program. The Nominating and Compensation Committee generally will not consider nominees recommended by Contract owners. The Nominating and Compensation Committee held three meetings during the fiscal year ended December 31, 2012. Mr. Komisarjevsky serves as the Chair of the Nominating and Compensation Committee.

The Board also has two Investment Performance Committees each composed entirely of Independent Trustees. The Board formed the Committees in September 2013 on a provisional basis to evaluate whether the Committees could assist the Board in its oversight of Portfolio performance. Each Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews Portfolio performance and interfacing with personnel at the Manager and the Advisers responsible for portfolio management. The Chairs of the Committees are Messrs. Edwards and Rosenthal.

Compensation of the Trustees

Effective October 1, 2013, each Independent Trustee receives from the Trust an annual fee of $260,000, payable quarterly, representing the payment of an annual retainer and all regular, committee and special meeting fees. In addition, an annual retainer of $30,000 is paid to the lead Independent Trustee; an annual retainer of $22,500 is paid to the Chair of the Audit Committee; an annual retainer of $15,000 is paid to the Chair of the Nominating and Compensation Committee; and an annual retainer of $7,500 is paid to the Chairs of each Investment Performance Committee. Trustees also receive reimbursement from the Trust for expenses associated with attending Board or Committee meetings.

Prior to October 1, 2013, each Independent Trustee received from the Trust an annual fee of $250,000, representing the payment of an annual retainer and all regular, committee and special meeting fees. In addition, an annual retainer of $30,000 was paid to the lead Independent Trustee; an annual retainer of $22,500 was paid to the Chair of the Audit Committee; and an annual retainer of $15,000 was paid to the Chair of the Nominating and Compensation Committee.

Prior to October 1, 2012, each Independent Trustee received from the Trust an annual fee of $230,000 representing the payment of an annual retainer and all regular, committee and special meeting fees. In addition, an annual retainer of $30,000 was paid to the Lead Independent Trustee; an annual retainer of $22,500 was paid to the Chair of the Audit Committee; and an annual retainer of $15,000 was paid to the Chair of the Nominating and Compensation Committee.

Trustee Compensation Table

for the Year Ended December 31, 2012*

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
Interested Trustees
Steven M. Joenk	$ -0-	$-0-	$-0-	$ -0-

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
Independent Trustees
Theodossios Athanassiades	$235,000	$-0-	$-0-	$235,000
Jettie M. Edwards	$257,500	$-0-	$-0-	$257,500
William M. Kearns, Jr.	$235,000	$-0-	$-0-	$235,000
Christopher P.A. Komisarjevsky	$250,000	$-0-	$-0-	$250,000
Harvey Rosenthal	$235,000	$-0-	$-0-	$235,000
Gary S. Schpero	$265,000	$-0-	$-0-	$265,000
Kenneth L. Walker	$235,000	$-0-	$-0-	$235,000
Caroline L. Williams	$235,000	$-0-	$-0-	$235,000

*	A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to 20 year period elected by such Trustee.

**

The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 71 portfolios of one trust in the fund complex. The EQ/Energy ETF Portfolio, EQ/Low Volatility Global ETF Portfolio, EQ/Convertible Securities Portfolio, AXA SmartBetaTM Equity Portfolio, All Asset Aggressive-Alt 50 Portfolio, and All Asset Aggressive-Alt 75 Portfolio are newly organized as of the date of this SAI. Including the EQ/Energy ETF Portfolio, EQ/Low Volatility Global ETF Portfolio, EQ/Convertible Securities Portfolio, AXA SmartBetaTM Equity Portfolio, All Asset Aggressive-Alt 50 Portfolio, and All Asset Aggressive-Alt 75 Portfolio, the compensation for each Trustee for the current fiscal year is estimated to be the same as stated in the table above, and would reflect compensation for service as trustee of 77 funds.

As of December 31, 2012, no Independent Trustee or members of his or her immediate family beneficially owned or owned of record securities representing interests in the Manager, Advisers or Distributors of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee. Furthermore, the Trustees of the Trust did not beneficially own shares of any Portfolio of the Trust or of portfolios overseen in the same family of investment companies, except as set forth in the following table:

Trustee Ownership of Equity Securities

Name of Trustee	Dollar Range of Equity Securities in the Portfolios*		Aggregate Dollar Range of Equity Securities in All Portfolios Overseen in Family of Investment Companies:
Interested Trustee
Steven M. Joenk	EQ/Equity Growth PLUS	over $100,000	over $100,000
	EQ/GAMCO Small Company Value	$1 - $10,000

Name of Trustee	Dollar Range of Equity Securities in the Portfolios*	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen in Family of Investment Companies:
Independent Trustees
Theodossios Athanassiades	None	None
Jettie M. Edwards	None	None
William M. Kearns, Jr.	None	None
Christopher P.A. Komisarjevsky	None	None
Harvey Rosenthal	None	None
Gary S. Schpero	None	None
Kenneth L. Walker	None	None
Caroline L. Williams	None	None

*	As of December 31, 2012.

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, FMG LLC, and/or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (54)	Trustee, Chairman, President and Chief Executive Officer	From September 2004 to present, Trustee and Chairman and from December 2002 to present, Chief Executive Officer and President.	From May 2011 to present, Director, President, Chief Executive Officer and Chairman, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s FMG; from July 2004 to present, Senior Vice President, MONY Life Insurance Company and MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc., Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited and; from November 2005 to present, Director MONY International Holdings, LLC.
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (58)	Vice President and Secretary	From July 1999 to Present	From June 2012 to present, Executive Vice President and General Counsel of FMG LLC; from May 2011 to June 2012, Senior Vice President and Corporate Counsel of FMG LLC; from February 2011 to present Managing Director and Associate General Counsel of AXA Financial and AXA Equitable; from May 2003 to February 2011, Vice President and Associate General Counsel of AXA Financial and AXA Equitable.
Brian Walsh Newport Center, 525 Washington Boulevard, 33rd Floor, Jersey City, New Jersey 07310-1606 (45)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of FMG LLC; from February 2003 to present, Lead Director of AXA Financial and AXA Equitable.
Kenneth Kozlowski 1290 Avenue of the Americas New York, New York 10104 (51)	Vice President	From June 2010 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Senior Vice President of FMG LLC; from September 2011 to present Managing Director of AXA Financial and AXA Equitable; from February 2001 to September 2011, Vice President AXA Financial and AXA Equitable; from July 2004 to January 2011, Director, Enterprise Capital Management, Inc.

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (38)	Vice President	From June 2007 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2007 to present, Lead Director, AXA Financial and AXA Equitable.
James Kelly Newport Center, 525 Washington Boulevard, 33rd Floor, Jersey City, New Jersey 07310-1606 (45)	Controller	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC; from September 2008 to present, Senior Director of AXA Equitable; from March 2006 to September 2008, Assistant Vice President, AXA Financial and AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (51)	Vice President	From July 1999 to Present	From June 2012 to present, Senior Vice President of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2001 to present, Lead Director, AXA Financial; from July 2004 to January 2011, a Director of Enterprise Capital Management, Inc.
Roselle Ibanga Newport Center, 525 Washington Boulevard, 33rd Floor, Jersey City, New Jersey 07310-1606 (34)	Assistant Controller	From March 2009 to present	From February 2009 to present, Director of AXA Equitable; from December 2008 to February 2009, Director of AXA Equitable’s FMG; from October 2007 to December 2008, Second Vice President, New York Life Investments Management, LLC.
Lisa Perrelli Newport Center, 525 Washington Boulevard, 33rd Floor, Jersey City, New Jersey 07310-1606 (39)	Assistant Controller	From March 2009 to present	From November 2012 to present, Senior Director of AXA Equitable; from September 2008 to November 2012, Assistant Vice President of AXA Equitable; from February 2008 to September 2008, Director of AXA Equitable’s FMG; from September 2006 to February 2008, Manager of AXA’s FMG.
William MacGregor, Esq. 1290 Avenue of the Americas, New York, New York 10104 (38)	Vice President and Assistant Secretary	From September 2006 to present	From June 2012 to present, Senior Vice President, Secretary and Associate General Counsel of FMG LLC; from May 2011 to June 2012, Vice President and Associate Corporate Counsel of FMG LLC; from May 2008 to present, Lead Director and counsel of AXA Equitable.
Gariel Nahoum, Esq. 1290 Avenue of the Americas, New York, New York 10104 (30)	Vice President and Assistant Secretary	From December 2011 to present	From June 2012 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from September 2011 to present, Vice President, Secretary and Counsel of FMG LLC; from August 2011 to present, Senior Director and Counsel of AXA Equitable; from September 2008 to August 2011, Associate, Kramer Levin Naftalis & Frankel LLP; graduate, Hofstra Law School, magna cum laude, May 2008.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (43)	Chief Compliance Officer, Vice President and Anti-Money Laundering Compliance Officer	Chief Compliance Officer from May 2007, Vice President and Anti-Money Laundering Compliance Officer from November 2005 to Present	From May 2011 to present, Senior Vice President and Chief Compliance Officer of FMG LLC; from June 2007 to present, Lead Director of AXA Equitable and Chief Compliance Officer of AXA’s FMG.
Richard Guinnessey 1290 Avenue of the Americas, New York, New York 10104 (49)	Vice President	From March 2011 to present	From June 2012 to present, Senior Director of FMG LLC; from September 2010 to present Vice President of AXA Equitable; from November 2005 to September 2010 Assistant Vice President of AXA Equitable.

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (27)	Assistant Vice President	From March 2012 to present	From February 2009 to present, Director of AXA Equitable; from June 2007 to February 2009, Operations Associate in Managed Futures Department, Morgan Stanley.
Paraskevou Charalambous 1290 Avenue of the Americas, New York, New York 10104 (51)	Assistant Secretary	From November 2005 to present	From March 2000 to present, Lead Manager/Senior Legal Assistant for AXA Equitable.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (50)	Assistant Secretary	From March 2009 to present	From July 2004 to present, Senior Manager/Legal Assistant for AXA Equitable.

*	The officers in the table above (except Ms. Charalambous and Ms. Espaillat) hold similar positions with one other registered investment company in the fund complex. The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust.
**	Each officer is elected on an annual basis.

Control Persons and Principal Holders of Securities

As of August 31, 2013, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of any class of any Portfolio of the Trust.

See Appendix E to this SAI for a list of control persons and principal holders of securities of each Portfolio.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager

FMG LLC currently serves as the investment manager for each Portfolio. Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”), Morgan Stanley Investment Management Inc. (“MSIM Inc.”), BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Capital Management, Inc. (“BlackRock Capital”), J.P. Morgan Investment Management Inc. (“JPMorgan”), First International Advisors, LLC (“First International”), AllianceBernstein, L.P. (“AllianceBernstein”), Capital Guardian Trust Company (“Capital Guardian”), Calvert Investment Management, Inc. (“Calvert”), Marsico Capital Management, LLC (“Marsico”), Boston Advisors, LLC (“Boston Advisors”), GAMCO Asset Management Inc. (“GAMCO”), Montag & Caldwell, LLC (“Montag & Caldwell”), Pacific Investment Management Company, LLC (“PIMCO”), UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), The Dreyfus Corporation (“Dreyfus”), Lord, Abbett & Co. LLC (“Lord Abbett”), Davis Selected Advisers, L.P. (“Davis”), Franklin Advisers, Inc. (“Franklin Advisers”), Franklin Advisory Services, LLC (“Franklin Advisory”), Franklin Mutual Advisers, LLC (“Franklin Mutual”), OppenheimerFunds, Inc. (“Oppenheimer”), Templeton Investment Counsel, LLC (“Templeton”), WHV Investment Management (“WHV”), Institutional Capital LLC (“ICAP”), Wellington Management Company, LLP (“Wellington Management”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Hirayama Investments, LLC (“Hirayama”), SSgA Funds Management, Inc. (“SSgA FM”), Wells Capital Management Inc. (“Wells Capital Management”), Invesco Advisers, Inc. (“Invesco”), Northern Cross, LLC (“Northern Cross”), EARNEST Partners, LLC (“EARNEST”), RBC Global Asset Management (U.S.) Inc. (“RBC GAM - US”), AXA Investment Managers, Inc. (“AXA IM”), AXA Rosenberg Investment Management LLC (“AXA Rosenberg”), and Palisade Capital Management, L.L.C. (“Palisade”) (each an “Adviser,” and together the “Advisers”) serve as investment advisers to one or more of the Portfolios, as described more fully in the Prospectuses.

FMG LLC is a wholly-owned subsidiary of AXA Equitable. AXA Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly owned subsidiary of AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company. The principal offices of FMG LLC, AXA Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly-owned subsidiary of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

The Manager serves as the investment manager of the Trust pursuant to Investment Management Agreements with respect to the Portfolios (each, a “Management Agreement”). Subject always to the direction and control of the Trustees of the Trust, under each Management Agreement, the Manager has, with respect to each sub-advised Portfolio or portion thereof, (i) overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify existing Advisory Agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio’s assets not then managed by an Adviser. In connection with the Manager’s responsibilities under the Management Agreements, the Manager will assess each Portfolio’s investment focus and, with respect to Portfolios advised by one or more Advisers, will seek to implement decisions with respect to the allocation and reallocation of each Portfolio’s assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each such Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager’s own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data. With respect to EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/Franklin Core Balanced Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/Templeton Global Equity Portfolio, the AXA Tactical Manager Portfolios, and certain PLUS Portfolios, the Manager also is responsible for developing and overseeing the proprietary research model used to manage the equity exposure of each Portfolio.

With respect to the All Asset Allocation Portfolios, the EQ/Franklin Templeton Allocation Portfolio, the EQ/International ETF Portfolio, the EQ/Energy ETF Portfolio, the EQ/Low Volatility Global ETF Portfolio, the Strategic Allocation Portfolios, the ETF Allocated Portions of the EQ/High Yield Bond Portfolio and EQ/Convertible Securities Portfolio and certain portions of the PLUS Portfolios the Manager will: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Portfolios and Underlying ETFs, as applicable, in which to invest and the appropriate allocations for each Portfolio; (iii) apprise the Trust of developments materially affecting the Portfolios; and (iv) carry out the directives of the Board.

Under each Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

•	Office space, all necessary office facilities and equipment.

•	Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions

•

related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

•	related to the investment advisory services to be provided by any Adviser pursuant to an advisory agreement with the Manager (“Advisory Agreement”).

•

Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust Shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to Shareholders or regulatory authorities, and all tax returns.

Each Management Agreement also requires the Manager (or its affiliates) to pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are affiliated with the Manager or its affiliates.

The continuance of each Management Agreement, with respect to each Portfolio, must be specifically approved at least annually (i) by the Trust’s Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio and (ii) by vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party cast in person at a meeting called for such purpose. The Management Agreement with respect to each Portfolio may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees, including a majority of the Independent Trustees, or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio upon sixty (60) days’ written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days’ written notice to the Trust. Each Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each Portfolio pays a fee to the Manager for its services. The Manager and the Trust have also entered into an expense limitation agreement with respect to certain Portfolios as set forth in the Prospectuses (“Expense Limitation Agreement”), pursuant to which the Manager has agreed to waive or limit its management, administrative and other fees and to assume other expenses so that the net annual operating expenses (with certain exceptions as set forth in the Prospectuses) of the Portfolio are limited to the extent described in the “Management of the Trust-Expense Limitation Agreement” section of the Prospectuses.

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including without limitation: fees and expenses of its independent accountants and of legal counsel for itself and the Trust’s Independent Trustees; the costs of preparing, setting in type, printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; Trustee expenses (including any special counsel to Trustees); transfer agent fees; advisory and administration fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. As discussed in greater detail below under “The Distributor,” the Class IA and IB shares of each Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.

The tables below show the fees paid by each Portfolio to the Manager during the years ended December 31, 2010, 2011 and 2012, respectively. The first column shows each fee without fee waivers, the second column shows the fees actually paid to the Manager after fee waivers and the third column shows the total amount of fees waived by the Manager and other expenses of each Portfolio assumed by the Manager pursuant to the Expense Limitation Agreement. During the years ended December 31, 2010, December 31, 2011 and December 31, 2012, the Manager received $5,137,854, $2,024,298 and $1,173,257 respectively, in reimbursement for the 68, 63 and 65 portfolios, respectively, comprising the Trust during those years. The EQ/Energy ETF Portfolio, EQ/Low Volatility Global ETF Portfolio, EQ/Convertible Securities Portfolio, AXA SmartBetaTM Equity Portfolio, All Asset Aggressive-Alt 50 Portfolio, and All Asset Aggressive-Alt 75 Portfolio are not included in the tables below because they had no operations in 2010, 2011, and 2012.

CALENDAR YEAR ENDED DECEMBER 31, 2010

Portfolio*	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
ATM International	$10,818,121	$10,818,121	$—
ATM Large Cap	$20,305,707	$20,305,707	$—
ATM Mid Cap	$4,453,135	$4,453,135	$—
ATM Small Cap	$4,413,039	$4,413,039	$—
AXA Tactical Manager 400	$203,735	$119,428	$84,307
AXA Tactical Manager 500	$2,581,912	$2,581,912	$—
AXA Tactical Manager 2000	$869,979	$803,278	$66,701
AXA Tactical Manager International	$740,573	$647,651	$92,922
AXA Conservative Strategy	$96,123	$—	$196,774
AXA Conservative Growth Strategy	$162,854	$—	$245,317
AXA Balanced Strategy	$289,579	$21,193	$268,386
AXA Moderate Growth Strategy	$680,490	$410,000	$270,490
AXA Growth Strategy	$398,992	$109,034	$289,958
All Asset Growth – Alt 20	$264,129	$—	$690,894
EQ/AllianceBernstein Short-Term Bond**	$891,311	$891,311	$—
EQ/AllianceBernstein Small Cap Growth	$9,922,269	$9,922,269	$—
EQ/AXA Franklin Small Cap Value Core	$2,592,510	$2,592,510	$—
EQ/BlackRock Basic Value Equity	$10,643,472	$10,643,472	$—
EQ/Boston Advisors Equity Income	$5,214,151	$4,659,023	$555,128
EQ/Calvert Socially Responsible	$476,712	$476,712	$—
EQ/Capital Guardian Research	$7,450,481	$6,892,434	$558,047
EQ/Common Stock Index	$16,941,222	$16,941,222	$—
EQ/Core Bond Index	$19,177,525	$19,177,525	$—
EQ/Davis New York Venture	$3,397,864	$3,397,864	$—
EQ/Equity 500 Index	$6,903,605	$6,903,605	$—
EQ/Equity Growth PLUS	$9,059,917	$9,059,917	$—
EQ/Franklin Core Balanced	$7,114,557	$7,114,557	$—
EQ/Franklin Templeton Allocation	$683,817	$—	$986,866
EQ/GAMCO Mergers and Acquisitions	$1,815,082	$1,815,082	$—
EQ/GAMCO Small Company Value	$12,082,843	$12,082,843	$—
EQ/Global Bond PLUS	$7,208,131	$7,208,131	$—
EQ/Global Multi-Sector Equity	$17,341,596	$17,341,596	$—
EQ/Intermediate Government Bond	$6,385,326	$6,385,326	$—

Portfolio*	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
EQ/International Core PLUS	$7,958,055	$7,958,055	$—
EQ/International Equity Index	$13,933,904	$13,933,904	$—
EQ/International ETF	$1,227,018	$1,190,376	$36,642
EQ/International Value PLUS	$12,403,809	$12,403,809	$—
EQ/Invesco Comstock	$1,610,221	$1,477,644	$132,577
EQ/JPMorgan Value Opportunities	$2,256,218	$2,256,218	$—
EQ/Large Cap Core PLUS	$3,025,094	$3,025,094	$—
EQ/Large Cap Growth Index	$3,985,348	$3,985,348	$—
EQ/Large Cap Growth PLUS	$8,148,949	$8,148,949	$—
EQ/Large Cap Value Index	$458,672	$458,672	$—
EQ/Large Cap Value PLUS	$17,125,217	$17,125,217	$—
EQ/Lord Abbett Large Cap Core	$1,437,254	$1,334,102	$103,152
EQ/MFS International Growth	$6,961,811	$6,961,811	$—
EQ/Mid Cap Index	$4,152,718	$4,152,718	$—
EQ/Mid Cap Value PLUS	$10,545,979	$10,545,979	$—
EQ/Money Market	$5,713,980	$1,955,123	$3,758,857
EQ/Montag & Caldwell Growth	$2,699,631	$2,699,631	$—
EQ/Morgan Stanley Mid Cap Growth	$4,994,297	$4,994,297	$—
EQ/Mutual Large Cap Equity	$5,038,523	$5,038,523	$—
EQ/Oppenheimer Global	$2,124,317	$2,124,317	$—
EQ/PIMCO Ultra Short Bond	$13,156,783	$13,156,783	$—
EQ/Quality Bond PLUS	$11,285,343	$10,136,774	$1,148,569
EQ/Small Company Index	$2,046,486	$2,046,486	$—
EQ/T. Rowe Price Growth Stock	$4,871,648	$4,871,648	$—
EQ/Templeton Global Equity	$4,851,519	$4,851,519	$—
EQ/UBS Growth and Income	$1,069,483	$922,976	$146,507
EQ/Wells Fargo Omega Growth	$2,865,501	$2,865,501	$—

*	AXA Ultra Conservative Strategy Portfolio, EQ/AllianceBernstein Short Duration Government Bond Portfolio, EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, All Asset Moderate Growth — Alt 15 Portfolio, All Asset Aggressive — Alt 25 Portfolio, AXA Aggressive Strategy Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/High Yield Bond Portfolio, EQ/Natural Resources PLUS Portfolio, EQ/Real Estate PLUS Portfolio, EQ/PIMCO Global Real Return Portfolio, All Asset Aggressive – Alt 50 Portfolio, All Asset Aggressive – Alt 75 Portfolio, AXA SmartBeta™ Equity Portfolio, EQ/Energy ETF Portfolio, EQ/Low Volatility Global ETF Portfolio and EQ/Convertible Securities Portfolio are not included in the table above because they had no operations in 2010.

**	No management fees were paid by EQ/AllianceBernstein Short-Term Bond Portfolio prior to October 25, 2010.

CALENDAR YEAR ENDED DECEMBER 31, 2011

Portfolio*	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
ATM International	$10,992,862	$10,992,862	$—
ATM Large Cap	$20,418,252	$20,418,252	$—
ATM Mid Cap	$3,169,889	$3,169,889	$—

Portfolio*	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
ATM Small Cap	$5,635,095	$5,635,095	$—
AXA Balanced Strategy	$728,879	$253,668	$475,211
AXA Conservative Growth Strategy	$373,142	$—	$428,784
AXA Conservative Strategy	$234,765	$—	$352,155
AXA Growth Strategy	$684,756	$363,178	$321,578
AXA Moderate Growth Strategy	$1,829,367	$1,478,279	$351,088
AXA Tactical Manager 400	$593,838	$565,677	$28,161
AXA Tactical Manager 500	$6,269,591	$6,269,591	$—
AXA Tactical Manager 2000	$2,015,861	$2,015,861	$—
AXA Tactical Manager International	$1,789,048	$1,789,048	$—
AXA Ultra Conservative Strategy **	$27	$—	$8,437
All Asset Growth – Alt 20	$273,443	$—	$615,401
EQ AllianceBernstein Dynamic Wealth Strategies	$107,539	$17,162	$90,377
EQ/AllianceBernstein Short-Term Bond	$4,945,221	$4,945,221	$—
EQ/AllianceBernstein Small Cap Growth	$12,236,486	$12,236,486	$—
EQ/AXA Franklin Small Cap Value Core	$2,806,018	$2,806,018	$—
EQ/BlackRock Basic Value Equity	$11,857,300	$11,857,300	$—
EQ/Boston Advisors Equity Income	$5,596,934	$5,029,267	$567,667
EQ/Calvert Socially Responsible	$464,404	$464,404	$—
EQ/Capital Guardian Research	$7,622,599	$7,083,411	$539,188
EQ/Common Stock Index	$17,128,091	$17,128,091	$—
EQ/Core Bond Index	$23,825,307	$23,825,307	$—
EQ/Davis New York Venture	$3,520,923	$3,520,923	$—
EQ/Equity 500 Index	$7,305,604	$7,305,604	$—
EQ/Equity Growth PLUS	$8,797,569	$8,797,569	$—
EQ/Franklin Core Balanced	$7,089,348	$7,089,348	$—
EQ/Franklin Templeton Allocation	$694,377	$—	$985,181
EQ/GAMCO Mergers and Acquisitions	$2,353,728	$2,353,728	$—
EQ/GAMCO Small Company Value	$15,128,646	$15,128,646	$—
EQ/Global Bond PLUS	$7,592,276	$7,592,276	$—
EQ/Global Multi-Sector Equity	$16,985,243	$16,985,243	$—
EQ/Intermediate Government Bond	$7,679,433	$7,679,433	$—
EQ/International Core PLUS	$8,029,033	$8,029,033	$—
EQ/International Equity Index	$7,427,357	$7,427,357	$—
EQ/International ETF	$1,253,519	$1,253,519	$—
EQ/International Value PLUS	$8,735,516	$8,735,516	$—
EQ/Invesco Comstock	$1,831,818	$1,737,798	$94,020
EQ/JPMorgan Value Opportunities	$2,308,308	$2,308,308	$—
EQ/Large Cap Core PLUS	$3,042,039	$3,042,039	$—
EQ/Large Cap Growth Index	$4,021,728	$4,021,728	$—
EQ/Large Cap Growth PLUS	$9,891,186	$9,891,186	$—
EQ/Large Cap Value Index	$926,920	$926,920	$—
EQ/Large Cap Value PLUS	$15,944,260	$15,944,260	$—
EQ/Lord Abbett Large Cap Core	$1,793,550	$1,686,617	$106,933
EQ/MFS International Growth	$8,742,204	$8,742,204	$—
EQ/Mid Cap Index	$4,355,329	$4,355,329	$—
EQ/Mid Cap Value PLUS	$10,243,807	$10,243,807	$—
EQ/Money Market	$5,079,633	$18,184	$5,061,449

Portfolio*	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
EQ/Montag & Caldwell Growth	$2,654,545	$2,654,545	$—
EQ/Morgan Stanley Mid Cap Growth	$6,995,709	$6,995,709	$—
EQ/Mutual Large Cap Equity	$5,000,036	$5,000,036	$—
EQ/Oppenheimer Global	$3,290,538	$3,275,183	$15,355
EQ/PIMCO Ultra Short Bond	$16,062,754	$16,062,754	$—
EQ/Quality Bond PLUS	$3,400,687	$—	$3,460,154
EQ/Small Company Index	$2,159,933	$2,159,933	$—
EQ/T.Rowe Price Growth Stock	$5,875,282	$5,875,282	$—
EQ/Templeton Global Equity	$5,031,328	$5,031,328	$—
EQ/UBS Growth and Income	$1,078,626	$906,983	$171,643
EQ/Wells Fargo Advantage Omega	$4,346,649	$4,346,649	$—

*	EQ/AllianceBernstein Short Duration Government Bond Portfolio, All Asset Moderate Growth — Alt 15 Portfolio, All Asset Aggressive — Alt 25 Portfolio, AXA Aggressive Strategy Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/High Yield Bond Portfolio, EQ/Natural Resources PLUS Portfolio, EQ/Real Estate PLUS Portfolio, EQ/PIMCO Global Real Return Portfolio, All Asset Aggressive – Alt 50 Portfolio, All Asset Aggressive – Alt 75 Portfolio, AXA SmartBeta™ Equity Portfolio, EQ/Energy ETF Portfolio, EQ/Low Volatility Global ETF Portfolio and EQ/Convertible Securities Portfolio are not included in the table above because they had no operations in 2011.

**	No management fees were paid by AXA Ultra Conservative Strategy Portfolio prior to September 28, 2011.

CALENDAR YEAR ENDED DECEMBER 31, 2012

Portfolio*	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
All Asset Aggressive – Alt 25**	$173	$—	$85,981
All Asset Growth – Alt 20	$269,660	$—	$735,137
All Asset Moderate Growth – Alt 15**	$207	$—	$85,990
ATM International	$10,080,322	$10,080,322	$—
ATM Large Cap	$19,833,074	$19,833,074	$—
ATM Mid Cap	$2,039,870	$2,039,870	$—
ATM Small Cap	$4,753,399	$4,753,399	$—
AXA Aggressive Strategy**	$33,492	$—	$81,092
AXA Balanced Strategy	$1,192,631	$684,219	$508,412
AXA Conservative Growth Strategy	$602,274	$73,095	$529,179
AXA Conservative Strategy	$401,221	$—	$473,041
AXA Growth Strategy	$961,994	$722,067	$239,927
AXA Moderate Growth Strategy	$2,853,216	$2,779,545	$73,671
AXA Tactical Manager 400	$737,846	$731,915	$5,931
AXA Tactical Manager 500	$10,144,987	$10,144,987	$—
AXA Tactical Manager 2000	$3,146,233	$3,146,233	$—
AXA Tactical Manager International	$2,821,179	$2,821,179	$—
AXA Ultra Conservative Strategy	$198	$—	$103,381
EQ AllianceBernstein Dynamic Wealth Strategies	$2,232,560	$2,174,618	$57,942
EQ/AllianceBernstein Short-Term Bond	$2,133,471	$2,133,471	$—
EQ/AllianceBernstein Small Cap Growth	$11,833,928	$11,833,928	$—
EQ/AXA Franklin Small Cap Value Core	$2,331,785	$2,331,785	$—
EQ/BlackRock Basic Value Equity	$12,668,820	$12,668,820	$—

Portfolio*	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
EQ/Boston Advisors Equity Income	$6,700,578	$5,959,015	$741,563
EQ/Calvert Socially Responsible	$415,516	$415,516	$—
EQ/Capital Guardian Research	$7,671,654	$7,059,753	$611,901
EQ/Common Stock Index	$16,652,145	$16,652,145	$—
EQ/Core Bond Index	$22,174,885	$22,174,885	$—
EQ/Davis New York Venture	$3,393,311	$3,247,057	$146,254
EQ/Equity 500 Index	$7,573,555	$7,573,555	$—
EQ/Equity Growth PLUS	$8,010,339	$8,010,339	$—
EQ/Franklin Core Balanced	$7,212,158	$7,212,158	$—
EQ/Franklin Templeton Allocation	$656,750	$—	$1,003,028
EQ/GAMCO Mergers and Acquisitions	$2,388,170	$2,388,170	$—
EQ/GAMCO Small Company Value	$15,664,368	$15,664,368	$—
EQ/Global Bond PLUS	$4,343,797	$4,343,797	$—
EQ/Global Multi-Sector Equity	$15,176,487	$15,176,487	$—
EQ/Intermediate Government Bond	$25,394,641	$25,394,641	$—
EQ/International Core PLUS	$6,945,525	$6,945,525	$—
EQ/International Equity Index	$6,064,194	$6,064,194	$—
EQ/International ETF	$1,061,865	$1,045,112	$16,753
EQ/International Value PLUS	$7,102,824	$7,102,824	$—
EQ/Invesco Comstock	$1,922,625	$1,771,107	$151,518
EQ/JPMorgan Value Opportunities	$2,177,509	$2,167,744	$9,765
EQ/Large Cap Core PLUS	$2,870,629	$2,870,629	$—
EQ/Large Cap Growth Index	$3,993,808	$3,993,808	$—
EQ/Large Cap Growth PLUS	$10,285,596	$10,285,596	$—
EQ/Large Cap Value Index	$1,214,071	$1,214,071	$—
EQ/Large Cap Value PLUS	$14,398,609	$14,398,609	$—
EQ/Lord Abbett Large Cap Core	$1,689,670	$1,540,663	$149,007
EQ/MFS International Growth	$11,579,800	$11,579,800	$—
EQ/Mid Cap Index	$4,266,234	$4,266,234	$—
EQ/Mid Cap Value PLUS	$9,218,255	$9,218,255	$—
EQ/Money Market	$4,647,456	$—	$4,817,030
EQ/Montag & Caldwell Growth	$2,714,077	$2,714,077	$—
EQ/Morgan Stanley Mid Cap Growth	$6,892,887	$6,892,887	$—
EQ/Mutual Large Cap Equity	$4,685,507	$4,685,507	$—
EQ/Oppenheimer Global	$3,583,427	$3,405,964	$177,463
EQ/PIMCO Ultra Short Bond	$15,290,816	$15,290,816	$—
EQ/Quality Bond PLUS	$3,225,367	$1,538,347	$1,687,020
EQ/Small Company Index	$2,095,187	$2,095,187	$—
EQ/T.Rowe Price Growth Stock	$6,700,880	$6,629,533	$71,347
EQ/Templeton Global Equity	$4,778,006	$4,778,006	$—
EQ/UBS Growth and Income	$1,101,144	$894,281	$206,863
EQ/Wells Fargo Advantage Omega	$5,435,424	$5,435,424	$—

*	The EQ/AllianceBernstein Short Duration Government Bond Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/High Yield Bond Portfolio, EQ/Natural Resources PLUS Portfolio, EQ/Real Estate PLUS Portfolio, EQ/PIMCO Global Real Return Portfolio, All Asset Aggressive – Alt 50 Portfolio, All Asset Aggressive – Alt 75 Portfolio, AXA SmartBeta™ Equity Portfolio, EQ/Energy ETF Portfolio, EQ/Low Volatility Global ETF Portfolio and EQ/Convertible Securities Portfolio are not included in the table above because they had no operations in 2012.

**	No management fees were paid by AXA Aggressive Strategy Portfolio prior to April 12, 2012. No management fees were paid by All Asset Moderate Growth — Alt 15 Portfolio or All Asset Aggressive — Alt 25 Portfolio prior to August 29, 2012.

The Advisers

The Manager has entered into one or more Advisory Agreements on behalf of each Portfolio (except the All Asset Allocation Portfolios, the EQ/International ETF Portfolio, the EQ/Energy ETF Portfolio, the EQ/Low Volatility Global ETF Portfolio, the EQ/Franklin Templeton Allocation Portfolio and the Strategic Allocation Portfolios) with the Advisers identified in the Prospectuses. The Advisory Agreements obligate the Advisers to: (i) make investment decisions on behalf of their respective Portfolios (or portions thereof); (ii) place all orders for the purchase and sale of investments for their respective Portfolios (or portions thereof) with brokers or dealers selected by the Manager and/or the Advisers; and (iii) perform certain related administrative functions in connection therewith.

As discussed in the Prospectuses, a discussion of the basis of the decision by the Trust’s Board to approve the Advisory Agreements with the Advisers is available in the Trust’s Annual or Semi-Annual Reports to Shareholders.

During the years ended December 31, 2010, 2011 and 2012, respectively, the Manager paid the following fees to the Advisers with respect to the Portfolios listed below pursuant to the Advisory Agreements:

	Advisory Fee Paid
Portfolio**	2010	2011	2012
ATM International	$1,207,476	$1,168,976	$1,048,246
ATM Large Cap	$2,272,044	$2,192,492	$2,091,763
ATM Mid Cap	$497,509	$334,655	$210,853
ATM Small Cap	$489,735	$600,062	$492,458
AXA Tactical Manager 400	$26,752	$76,098	$93,111
AXA Tactical Manager 500	$340,451	$803,942	$1,279,649
AXA Tactical Manager 2000	$114,379	$258,284	$396,432
AXA Tactical Manager International	$97,479	$229,249	$355,700
EQ/AllianceBernstein Dynamic Wealth Strategies*	N/A	$50,188	$1,029,384
EQ/AllianceBernstein Short-Term Bond *	$128,775	$714,239	$308,174
EQ/AllianceBernstein Small Cap Growth	$6,706,862	$8,282,516	$7,614,266
EQ/AXA Franklin Small Cap Value Core	$1,135,151	$1,255,453	$1,057,143
EQ/BlackRock Basic Value Equity	$5,885,288	$6,568,604	$7,046,342
EQ/Boston Advisors Equity Income	$1,540,949	$1,642,474	$1,937,457
EQ/Calvert Socially Responsible	$256,776	$203,807	$99,762
EQ/Capital Guardian Research	$4,061,866	$4,139,822	$4,163,355
EQ/Common Stock Index	$2,421,062	$2,449,890	$2,390,873
EQ/Core Bond Index	$921,872	$1,125,066	$1,060,703
EQ/Davis New York Venture	$1,644,453	$1,701,683	$1,642,306
EQ/Equity 500 Index	$1,028,713	$1,076,679	$1,109,128
EQ/Equity Growth PLUS*	$2,385,935	$2,405,695	$2,150,730
EQ/Franklin Core Balanced	$2,365,154	$2,390,049	$2,402,549
EQ/GAMCO Mergers and Acquisitions	$856,852	$1,096,025	$1,111,490
EQ/GAMCO Small Company Value	$5,925,175	$7,225,765	$7,480,437
EQ/Global Bond PLUS	$956,144	$992,944	$637,460
EQ/Global Multi-Sector Equity	$5,016,325	$5,078,750	$4,675,472
EQ/Intermediate Government Bond	$364,906	$426,437	$1,202,720
EQ/International Core PLUS*	$2,389,454	$2,491,565	$2,234,918
EQ/International Equity Index	$9,341,137	$371,226	$303,309
EQ/International Value PLUS*	$5,663,645	$3,177,921	$2,506,828
EQ/Invesco Comstock*	$990,278	$1,119,213	$1,172,172
EQ/JPMorgan Value Opportunities	$1,228,432	$1,253,949	$1,189,168
EQ/Large Cap Core PLUS*	$775,710	$767,330	$726,071

	Advisory Fee Paid
Portfolio**	2010	2011	2012
EQ/Large Cap Growth Index	$569,034	$574,789	$570,809
EQ/Large Cap Growth PLUS*	$2,382,629	$3,223,988	$3,505,749
EQ/Large Cap Value Index	$26,214	$47,216	$59,541
EQ/Large Cap Value PLUS	$4,816,204	$4,542,377	$4,124,604
EQ/Lord Abbett Large Cap Core	$763,553	$927,565	$880,124
EQ/MFS International Growth	$3,527,444	$4,362,201	$5,696,050
EQ/Mid Cap Index	$185,557	$194,145	$190,413
EQ/Mid Cap Value PLUS*	$2,841,598	$3,230,044	$2,978,533
EQ/Money Market	$687,254	$602,979	$548,934
EQ/Montag & Caldwell Growth	$1,080,092	$1,062,140	$1,085,957
EQ/Morgan Stanley Mid Cap Growth	$2,874,127	$3,864,535	$3,817,997
EQ/Mutual Large Cap Equity	$2,058,723	$2,029,633	$1,935,933
EQ/Oppenheimer Global	$919,795	$1,410,071	$1,534,536
EQ/PIMCO Ultra Short Bond	$4,218,396	$5,232,548	$4,963,499
EQ/Quality Bond PLUS	$2,154,537	$653,488	$665,454
EQ/Small Company Index	$409,591	$431,833	$419,117
EQ/T. Rowe Price Growth Stock	$2,361,687	$2,806,118	$3,136,555
EQ/Templeton Global Equity	$1,488,636	$1,566,854	$1,513,792
EQ/UBS Growth and Income	$406,607	$409,509	$417,157
EQ/Wells Fargo Omega Growth*	$2,425,615	$3,677,029	$4,600,947

*	No advisory fees were paid to BlackRock Investment on behalf of EQ/Equity Growth PLUS Portfolio, EQ/International Core PLUS Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/Mid Cap Value PLUS Portfolio prior to February 12, 2010. No advisory fees were paid to Invesco on behalf of EQ/Invesco Comstock Portfolio prior to June 1, 2010; and no advisory fees were paid to Wells Capital Management on behalf of EQ/Wells Fargo Omega Growth Portfolio prior to May 1, 2010. No advisory fees were paid to AllianceBernstein on behalf of EQ/AllianceBernstein Short-Term Bond Portfolio prior to October 25, 2010. No advisory fees were paid to Northern Cross or BlackRock Investment on behalf of EQ/International Value PLUS prior to February 1, 2011. No advisory fees were paid to AllianceBernstein on behalf of EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio prior to February 18, 2011.

**	EQ/AllianceBernstein Short Duration Government Bond Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/High Yield Bond Portfolio, EQ/Natural Resources PLUS Portfolio, EQ/Real Estate PLUS Portfolio, EQ/PIMCO Global Real Return Portfolio, AXA SmartBeta™ Equity Portfolio and EQ/Convertible Securities Portfolio are not included in the table above because they had no operations during the periods indicated in the table.

The Manager recommends Advisers for the Portfolios (other than the All Asset Allocation Portfolios, EQ/Franklin Templeton Allocation Portfolio, EQ/International ETF Portfolio, EQ/Energy ETF Portfolio, EQ/Low Volatility Global ETF Portfolio and the Strategic Allocation Portfolios) to the Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, these Portfolios are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers. The Trust has received an exemptive order from the SEC (“Multi-Manager Order”) that permits the Manager, subject to certain conditions, to enter into Advisory Agreements with Advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the Trustees, but without shareholder approval, to employ new Advisers for new or existing funds, change the terms of particular Advisory Agreements or continue the employment of existing Advisers after events that under the 1940 Act and the Advisory Agreements would cause an automatic termination of the agreement. The Manager also may allocate a Portfolio’s assets to additional Advisers subject to approval of the Trust’s Board. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein, AXA IM, and AXA Rosenberg, unless the advisory agreement with the Affiliated Adviser, including compensation payable thereunder, is approved by the affected Portfolio’s shareholders, including, in instances in which the Advisory Agreement pertains to a newly formed Portfolio, the Portfolio’s initial shareholder. Although shareholder approval would not be required for the termination of Advisory Agreements, shareholders of a Portfolio would continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio. The Manager may be subject to certain potential conflicts of interest in connection with recommending the appointment and continued service of Advisers. The Manager may also be subject to potential conflicts of interest in recommending or selecting of Advisers, or choosing ETF investments, where applicable, to the extent it invests in ETFs sponsored by Advisers. As noted above, the Manager is affiliated with certain Advisers, including AllianceBernstein, and therefore the Manager will benefit not only from the net management fee the Manager retains, but also from the advisory fees paid by the Manager to the affiliated Adviser. Since the Manager pays fees to the Advisers from the management fees that it earns from the Portfolios, any increase or decrease in the advisory fees negotiated with proposed or current Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Manager. The Manager or its affiliates also have distribution relationships with certain Advisers or their affiliates under which the Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Manager or its affiliates (including those in which the Trust’s Portfolios serve as investment options), which could financially benefit the Manager and its affiliates or provide an incentive to the Manager in selecting one Adviser over another. When recommending the appointment or continued service of an Adviser, consistent with its fiduciary duties, the Manager relies primarily on the qualitative and quantitative factors described in detail in the Prospectuses. In addition, the appointment of each Adviser is subject to approval of the Trust’s Board, including a majority of the Trust’s Independent Trustees.

Portfolio	Name and Control Persons of the Sub-adviser

EQ/AllianceBernstein Dynamic Wealth Strategies

EQ/AllianceBernstein Short Duration Bond

EQ/AllianceBernstein Short-Term Government Bond

EQ/AllianceBernstein Small Cap Growth

EQ/Common Stock Index

EQ/Equity 500 Index

EQ/International Equity Index

EQ/Large Cap Growth Index

EQ/Large Cap Value PLUS

EQ/Small Company Index

EQ/Quality Bond PLUS

AllianceBernstein, a limited partnership, is indirectly majority owned by, and therefore controlled by and affiliated with, AXA Equitable, a life insurance company.
EQ/BlackRock Basic Value Equity	BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors, Inc. (“BlackRock Advisors”). BlackRock Advisors is a wholly-owned subsidiary of BlackRock Inc. (“BlackRock”). As of December 31, 2012, the PNC Financial Services Group (“PNC”) owned 21.9% of BlackRock and institutional investors, employees and the public held economic interest of 78.1%. With regard to voting stock, PNC owned 20.8% and institutional investors, employees and the public owned 79.2% of voting shares.
EQ/Boston Advisors Equity Income	Boston Advisors is majority employee owned.
EQ/Calvert Socially Responsible	Calvert is a subsidiary of Calvert Investments, Inc., which is a subsidiary of Ameritas Mutual Holding Company, an insurance and financial services provider.
EQ/Capital Guardian Research	Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. The Capital Group Companies is privately held and is the parent company of several other subsidiaries, all of which directly or indirectly provide management investment services.

Portfolio	Name and Control Persons of the Sub-adviser
EQ/Davis New York Venture	Davis Investments, LLC, an entity controlled by Christopher C. Davis, is Davis’ sole general partner.
EQ/Global Bond PLUS	First International is an indirect, majority-owned subsidiary of Wells Fargo & Company, a publicly held financial holding company.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2012, PNC owned 21.9% of BlackRock and institutional investors, employees and the public held economic interest of 78.1%. With regard to voting stock, PNC owned 20.8% and institutional investors, employees and the public owned 79.2% of voting shares.
EQ/AXA Franklin Small Cap Value Core EQ/Mutual Large Cap Equity EQ/Templeton Global Equity	Franklin Advisory, Franklin Mutual and Templeton are indirect, wholly owned subsidiaries of Franklin Resources, Inc., (“Resources”), a publicly owned company engaged in the financial services industry. Charles B. Johnson and Robert H. Johnson, Jr. are principal shareholders of Resources.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2012, PNC owned 21.9% of BlackRock and institutional investors, employees and the public held economic interest of 78.1%. With regard to voting stock, PNC owned 20.8% and institutional investors, employees and the public owned 79.2% of voting shares.
EQ/Franklin Core Balanced	Franklin Advisers is a wholly-owned subsidiary of Resources, a publicly owned company engaged in the financial services industry. Charles B. Johnson and Robert H. Johnson, Jr. are principal shareholders of Resources.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2012, PNC owned 21.9% of BlackRock and institutional investors, employees and the public held economic interest of 78.1%. With regard to voting stock, PNC owned 20.8% and institutional investors, employees and the public owned 79.2% of voting shares.
EQ/GAMCO Mergers and Acquisitions EQ/GAMCO Small Company Value	GAMCO is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”). Mr. Mario J. Gabelli may be deemed a controlling person of GAMCO because of his controlling interest in GBL, the parent company of GAMCO, a financial services company.
EQ/High Yield Bond	AXA IM is a wholly-owned subsidiary of AXA Investment Managers, a global investment management company headquartered in Paris, France.
EQ/JPMorgan Value Opportunities	JPMorgan is a registered investment adviser and is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a publicly held bank holding company.
EQ/Lord Abbett Large Cap Core	Lord Abbett is owned by its members.
EQ/MFS International Growth	MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which, in turn is an indirect majority owned subsidiary of Sun Life Financial Inc., a publicly traded diversified financial services company.
EQ/Money Market	Dreyfus is a wholly owned subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial services company.
EQ/Montag & Caldwell Growth	Montag & Caldwell is 100% employee owned.
EQ/Morgan Stanley Mid Cap Growth	MSIM Inc. is a direct subsidiary of Morgan Stanley, a publicly held financial services company.
EQ/Oppenheimer Global	Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global diversified insurance and financial services company.
EQ/PIMCO Ultra Short Bond EQ/PIMCO Global Real Return	PIMCO is a majority-owned subsidiary of Allianz Asset Management with a minority interest held by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.

Portfolio	Name and Control Persons of the Sub-adviser
EQ/Core Bond Index EQ/Intermediate Government Bond EQ/Mid Cap Index EQ/Large Cap Value Index	SSgA FM is a wholly-owned subsidiary of State Street Corporation. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation.
EQ/T. Rowe Price Growth Stock	T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
EQ/UBS Growth and Income	UBS Global AM is an indirect, wholly owned subsidiary of UBS AG (“UBS”), and a member of the UBS Global Asset Management division. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.
AXA Tactical Manager 500 AXA Tactical Manager 400 AXA Tactical Manager 2000 AXA Tactical Manager International ATM Large Cap ATM Mid Cap ATM Small Cap ATM International	AllianceBernstein, a limited partnership, is indirectly majority owned by, and therefore controlled by and affiliated with, AXA Equitable a life insurance company.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2012, PNC owned 21.9% of BlackRock and institutional investors, employees and the public held economic interest of 78.1%. With regard to voting stock, PNC owned 20.8% and institutional investors, employees and the public owned 79.2% of voting shares.
EQ/Global Multi-Sector Equity	MSIM Inc. is a direct subsidiary of Morgan Stanley, a publicly held financial services company.

BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2012, PNC owned 21.9% of BlackRock and institutional investors, employees and the public held economic interest of 78.1%. With regard to voting stock, PNC owned 20.8% and institutional investors, employees and the public owned 79.2% of voting shares.

EQ/Emerging Markets Equity PLUS	EARNEST is owned approximately 87% by Westchester Limited, LLC and 13% by EP Partner Pool, LLC.
AllianceBernstein, a limited partnership, is indirectly majority owned by, and therefore controlled by and affiliated with, AXA Equitable, a life insurance company.
EQ/Equity Growth PLUS	BlackRock Capital and BlackRock Investment, global investment managers, are each subsidiaries of BlackRock, Inc.
EQ/International Core PLUS	WHV is a wholly-owned subsidiary of Laird Norton Investment Management, Inc. a financial services company.
Hirayama Investments, LLC, is an affiliate of WHV and controlled by Richard K. Hirayama.

BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2012, PNC owned 21.9% of BlackRock and institutional investors, employees and the public held economic interest of 78.1%. With regard to voting stock, PNC owned 20.8% and institutional investors, employees and the public owned 79.2% of voting shares.

EQ/International Value PLUS	Northern Cross is owned by its members.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2012, PNC owned 21.9% of BlackRock and institutional investors, employees and the public held economic interest of 78.1%. With regard to voting stock, PNC owned 20.8% and institutional investors, employees and the public owned 79.2% of voting shares.
EQ/Invesco Comstock	Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly held company that through its subsidiaries, engages in the business of investment management on an international basis.
EQ/Large Cap Core PLUS	ICAP is a wholly-owned subsidiary of New York Life Investment Management, Inc., a financial services company.

BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2012, PNC owned 21.9% of BlackRock and institutional investors, employees and the public held economic interest of 78.1%. With regard to voting stock, PNC owned 20.8% and institutional investors, employees and the public owned 79.2% of voting shares.

Portfolio	Name and Control Persons of the Sub-adviser
EQ/Large Cap Growth PLUS

Marsico is an independent, registered investment adviser. Marsico was organized in September 1997 as a Delaware Limited Liability Company and provides investment management services to mutual funds and private accounts. As of December 31, 2012, Marsico had approximately $26.8 billion under management. Marsico is an indirect subsidiary of Marsico Group LLC, a Delaware Limited Liability Company.

BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2012, PNC owned 21.9% of BlackRock and institutional investors, employees and the public held economic interest of 78.1%. With regard to voting stock, PNC owned 20.8% and institutional investors, employees and the public owned 79.2% of voting shares.

EQ/Mid Cap Value PLUS	Wellington Management is a Massachusetts limited liability partnership whose sole business is investment management.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2012, PNC owned 21.9% of BlackRock and institutional investors, employees and the public held economic interest of 78.1%. With regard to voting stock, PNC owned 20.8% and institutional investors, employees and the public owned 79.2% of voting shares.
EQ/Natural Resources PLUS	RBC GAM-US is a wholly-owned subsidiary of RBC USA Holdco Corporation, which is an indirect wholly-owned subsidiary of the Royal Bank of Canada.
AllianceBernstein, a limited partnership, is indirectly majority owned by, and therefore controlled by and affiliated with, AXA Equitable, a life insurance company.
EQ/Real Estate PLUS	PIMCO is a majority-owned subsidiary of Allianz Asset Management with a minority interest held by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.
AllianceBernstein, a limited partnership, is indirectly majority owned by, and therefore controlled by and affiliated with, AXA Equitable, a life insurance company.
EQ/Wells Fargo Omega Growth	Wells Capital Management is a registered investment adviser and wholly-owned subsidiary of Wells Fargo & Company, a publicly held financial holding company.
AXA SmartBeta™ Equity

AXA Rosenberg is a wholly-owned subsidiary of AXA Rosenberg Group LLC (“AXA Rosenberg Group”). AXA Rosenberg Group is an indirect, wholly-owned subsidiary of AXA Investment Managers SA. AXA SA directly and indirectly owns substantially all of AXA Investment Manager SA’s equity and ownership interests.

EQ/Convertible Securities Bond	Palisade is a registered investment adviser and a limited liability company. Palisade is 100% employee controlled.

Information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Portfolios to the extent applicable is attached in Appendix C.

The Manager reserves the right, subject to approval of the Trust’s Board, to appoint more than one Adviser to manage the assets of each Portfolio. When a Portfolio has more than one Adviser, the assets of each Portfolio are allocated by the Manager among the Advisers selected for the Portfolio. Each Adviser has discretion, subject to oversight by the Trustees and the Manager, to purchase and sell portfolio assets, consistent with each Portfolio’s investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Adviser provides any services to any Portfolio except asset management and related administrative and recordkeeping services. However, an Adviser or its affiliated broker-dealer may execute portfolio transactions for a Portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act and the rules thereunder.

Personal Trading Policies

The Trust, the Manager and the Distributor (as defined below) each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Portfolio but prohibits fraudulent, misleading, deceptive or manipulative acts or conduct in connection with that personal investing. Each Adviser also has adopted a code of ethics under Rule 17j-1. Such codes of ethics may permit personnel covered by the rule to invest in securities that may be purchased or held by the Portfolio for which the Adviser serves as an adviser. The Codes of Ethics of the Trust, FMG LLC, the Distributor and the Advisers have been filed as exhibits to the Trust’s Registration Statement.

The Administrator

Pursuant to an administrative agreement (“Mutual Funds Service Agreement”), FMG LLC (“Administrator”) provides the Trust with necessary administrative services, as more fully described in the Prospectuses. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, in addition to the management fee, each Portfolio of the Trust pays FMG LLC an annual fee payable monthly as follows:

•

Each Portfolio, except the EQ/AllianceBernstein Small Cap Growth Portfolio, EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, EQ/Convertible Securities Portfolio, EQ/Franklin Core Balanced Portfolio, the EQ/AXA Franklin Small Cap Value Core Portfolio, the EQ/Mutual Large Cap Equity Portfolio, the EQ/Templeton Global Equity Portfolio, the EQ/High Yield Bond Portfolio, the EQ/Global Multi-Sector Equity Portfolio, the All Asset Allocation Portfolios, the EQ/Franklin Templeton Allocation Portfolio, the AXA Tactical Manager Portfolios, the Strategic Allocation Portfolios, and the PLUS Portfolios, pays FMG LLC its proportionate share of an asset-based administrative fee for the Trust. This asset-based administration fee is equal to an annual rate of 0.12% of the first $3 billion of total Trust average daily net assets (excluding the Portfolios identified above), 0.11% of the next $3 billion, 0.105% of the next $4 billion, 0.10% of the next $20 billion and 0.0975% thereafter, plus $30,000 for each Portfolio whose total average annual net assets are less than $5 billion.

•

Each of the EQ/AllianceBernstein Small Cap Growth Portfolio, EQ/Convertible Securities Portfolio, EQ/Franklin Core Balanced, EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/Templeton Global Equity Portfolio, EQ/High Yield Bond Portfolio, EQ/Global Multi-Sector Equity Portfolio and the PLUS Portfolios pays FMG LLC its proportionate share of an asset-based administration fee for these Portfolios, which is equal to an annual rate of 0.15% of the first $20 billion of the Portfolios’ aggregate average daily net assets, 0.110% of the next $5 billion of the Portfolios’ aggregate average daily net assets, and 0.10% of the Portfolios’ aggregate average daily net assets thereafter and an additional $32,500 for each Portfolio whose total average annual net assets are less than $5 billion.

•

Each of the All Asset Allocation Portfolios, the EQ/Franklin Templeton Allocation Portfolio and each of the Strategic Allocation Portfolios pays FMG LLC an asset-based fee at an annual rate of 0.15% on the first $15 billion of the Portfolio’s total average daily net assets; 0.125% on the next $5 billion of the Portfolio’s total average daily net assets; 0.10% on the Portfolio’s average daily net assets thereafter, plus $32,500 for each Portfolio whose total average annual net assets are less than $5 billion.

•

Each AXA Tactical Manager Portfolio and the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio pays FMG LLC an asset-based administration fee for these Portfolios, which is equal to an annual rate of 0.150% on the first $20 billion of the aggregate average daily net assets of the Portfolios’ aggregate average daily net assets; 0.110% on the next $5 billion of the Portfolios’ aggregate average daily net assets; and 0.100% on the Portfolios’ aggregate average daily net assets thereafter, and an additional $32,500 for Portfolio whose total average annual net assets are less than $5 billion.

Pursuant to a sub-administration arrangement, the Manager has contracted with JPMorgan Investors Services Co. (“JPMorgan Services”) to provide the Trust with certain administrative services, including monitoring of portfolio compliance and portfolio accounting services.

During the years ended December 31, 2010, 2011 and 2012, respectively, the Portfolios listed in the table below paid the following fees to FMG LLC or AXA Equitable (the predecessor administrator to FMG LLC) for administrative services.

	Administration Fee
Portfolio+	2010	2011	2012
All Asset Aggressive – Alt 25++	N/A	N/A	$11,271
All Asset Growth Alt – 20 *,**	$430,150	$442,670	$436,822
All Asset Moderate Growth – Alt 15++	N/A	N/A	$11,322
ATM International	$3,707,896	$3,761,608	$3,458,975
ATM Large Cap	$6,885,761	$6,964,222	$6,808,463
ATM Mid Cap	$1,586,234	$1,153,950	$778,493
ATM Small Cap	$1,572,868	$1,975,686	$1,683,166
AXA Aggressive Strategy	N/A	N/A	$73,594
AXA Balanced Strategy*,**	$468,325	$1,125,831	$1,821,491
AXA Conservative Growth Strategy*,**	$278,236	$592,219	$935,934
AXA Conservative Strategy*,**	$178,139	$384,651	$634,347
AXA Growth Strategy*,**	$632,447	$1,059,646	$1,475,526
AXA Moderate Growth Strategy*,**	$1,054,700	$2,776,584	$4,312,429
AXA Tactical Manager 400	$135,815	$262,856	$311,439
AXA Tactical Manager 500	$928,541	$2,154,774	$3,447,463
AXA Tactical Manager 2000	$357,896	$736,864	$1,114,345
AXA Tactical Manager International	$314,761	$661,259	$1,005,949
AXA Ultra Conservative Strategy++	N/A	$8,410	$32,798
EQ/AllianceBernstein Dynamic Wealth Strategies ++	N/A	$49,645	$479,025
EQ/AllianceBernstein Short-Term Bond ++,***	$303,069	$1,580,884	$511,530
EQ/AllianceBernstein Small Cap Growth****	$1,408,554	$1,737,930	$2,141,630
EQ/AXA Franklin Small Cap Value Core*	$657,149	$696,172	$597,529
EQ/BlackRock Basic Value Equity	$1,918,985	$2,137,853	$2,287,161
EQ/Boston Advisors Equity Income	$742,090	$790,286	$937,263
EQ/Calvert Socially Responsible	$105,116	$110,073	$114,392
EQ/Capital Guardian Research	$1,216,494	$1,239,279	$1,243,847
EQ/Common Stock Index	$4,987,696	$5,019,997	$4,884,303
EQ/Core Bond Index	$5,641,288	$6,992,040	$6,533,857
EQ/Davis New York Venture	$439,433	$451,965	$435,418
EQ/Equity 500 Index	$2,858,353	$3,006,915	$3,106,396
EQ/Equity Growth PLUS*	$2,818,660	$2,726,023	$2,500,981
EQ/Franklin Core Balanced*	$1,788,731	$1,770,424	$1,809,388
EQ/Franklin Templeton Allocation*,**	$2,085,354	$2,115,580	$2,002,798
EQ/GAMCO Mergers and Acquisitions	$236,551	$296,442	$299,474
EQ/GAMCO Small Company Value	$1,710,011	$2,144,262	$2,222,927
EQ/Global Bond PLUS*	$2,066,788	$2,159,239	$1,282,541
EQ/Global Multi-Sector Equity*	$3,765,637	$3,667,702	$3,281,879
EQ/Intermediate Government Bond	$1,898,592	$2,266,813	$7,494,683
EQ/International Core PLUS*	$2,124,409	$2,128,793	$1,867,761
EQ/International Equity Index	$2,040,995	$1,921,333	$1,569,706
EQ/International ETF	$345,431	$349,215	$299,609
EQ/International Value PLUS	$1,554,076	$2,061,948	$1,873,584
EQ/Invesco Comstock	$283,726	$317,087	$330,381
EQ/JPMorgan Value Opportunities	$415,146	$421,896	$398,560
EQ/Large Cap Core PLUS*	$1,042,939	$1,038,689	$992,532
EQ/Large Cap Growth Index	$1,196,271	$1,200,579	$1,188,830
EQ/Large Cap Growth PLUS*	$2,579,397	$3,091,845	$3,229,452
EQ/Large Cap Value Index	$164,646	$299,875	$382,274

	Administration Fee
Portfolio+	2010	2011	2012
EQ/Large Cap Value PLUS*	$5,526,109	$5,087,636	$4,567,476
EQ/Lord Abbett Large Cap Core	$256,460	$311,077	$293,988
EQ/MFS International Growth	$868,837	$1,080,126	$1,436,362
EQ/Mid Cap Index	$1,245,239	$1,297,582	$1,267,862
EQ/Mid Cap Value PLUS*	$3,012,552	$2,914,750	$2,645,433
EQ/Money Market	$1,804,778	$1,567,481	$1,423,704
EQ/Montag & Caldwell Growth	$398,678	$390,571	$397,494
EQ/Morgan Stanley Mid Cap Growth	$760,673	$1,050,234	$1,031,202
EQ/Mutual Large Cap Equity*	$1,181,067	$1,164,433	$1,101,902
EQ/Oppenheimer Global	$259,009	$382,845	$413,055
EQ/PIMCO Ultra Short Bond	$2,910,800	$3,584,067	$3,390,303
EQ/Quality Bond PLUS**	$4,326,427	$1,335,028	$1,284,379
EQ/Small Company Index	$868,414	$910,082	$881,104
EQ/T.Rowe Price Growth Stock	$667,946	$801,002	$921,511
EQ/Templeton Global Equity*	$1,174,952	$1,201,864	$1,152,461
EQ/UBS Growth and Income	$176,055	$176,500	$179,101
EQ/Wells Fargo Omega Growth	$481,488	$711,267	$879,138

+	EQ/AllianceBernstein Short Duration Government Bond Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/High Yield Bond Portfolio, EQ/Natural Resources PLUS Portfolio, EQ/Real Estate PLUS Portfolio, EQ/PIMCO Global Real Return Portfolio, All Asset Aggressive – Alt 50 Portfolio, All Asset Aggressive – Alt 75 Portfolio, AXA SmartBeta™ Equity Portfolio, EQ/Energy ETF Portfolio, EQ/Low Volatility Global ETF Portfolio and EQ/Convertible Securities Portfolio are not included in the table above because they had no operations during the periods indicated in the table.

++	No administrative fees were paid by EQ/AllianceBernstein Short-Term Bond Portfolio prior to October 25, 2010. No administrative fees were paid by EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio prior to February 18, 2011. No administrative fees were paid by AXA Ultra Conservative Strategy Portfolio prior to September 28, 2011. No administrative fees were paid by AXA Aggressive Strategy Portfolio prior to April 12, 2012. No administrative fees were paid by All Asset Moderate Growth — Alt 15 Portfolio or All Asset Aggressive —Alt 25 Portfolio prior to August 29, 2012.

*	Prior to August 1, 2010, the Portfolio was subject to a different administrative fee structure.

**	Prior to September 1, 2011, the Portfolio was subject to a different administrative fee structure.

***	Prior to October 1, 2011 the Portfolio was subject to a different administrative fee structure.

****	Prior to September 1, 2012, the Portfolio was subject to a different administrative fee structure.

The Distributor

The Trust has distribution agreements with AXA Distributors (also referred to as the “Distributor”), by which AXA Distributors serves as Distributor for the Trust’s Class IA shares, Class IB shares and Class K shares. AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable and an affiliate of FMG LLC and its address is 1290 Avenue of the Americas, New York, New York 10104.

The Trust’s distribution agreements with respect to the Class IA, Class IB and Class K shares of the Portfolios (“Distribution Agreements”) have been approved by the Trust’s Board, including a majority of the Independent Trustees, with respect to each Portfolio. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually by (i) a majority of the Independent Trustees who are not parties to such agreement and, if applicable, who have no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plans or any such related agreement, by a vote cast in person at a meeting called for the purpose of voting on such Agreements and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, as applicable.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a Rule 12b-1 Distribution Plans. Under the Rule 12b-1 Distribution Plans, each Portfolio is authorized to pay the Distributor an annual distribution fee of up to 0.25% of each Portfolio’s average daily net assets attributable to Class IA and Class IB shares. There is no distribution plan with respect to Class K shares and the Portfolios pay no distribution fees with respect to those shares.

The Board considered various factors in connection with its decision as to whether to approve the Rule 12b-1 Distribution Plans, including: (i) the nature and causes of the circumstances which make approval or continuation of the Rule 12b-1 Distribution Plans necessary and appropriate; (ii) the way in which the Rule 12b-1 Distribution Plans would address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Rule 12b-1 Distribution Plans to any other person relative to those of the Trust; (v) the effect of the Rule 12b-1 Distribution Plans on existing Contract owners; (vi) the merits of possible alternative plans or pricing structures; (vii) competitive conditions in the variable products industry; and (viii) the relationship of the Rule 12b-1 Distribution Plans to other distribution efforts of the Trust. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current Contract owners to make additional investments in the Portfolios and attracting new investors and assets to the Portfolios to the benefit of the Portfolios and their respective Contract owners, (2) facilitate distribution of the Portfolios’ shares and (3) maintain the competitive position of the Portfolios in relation to other Portfolios that have implemented or are seeking to implement similar distribution arrangements.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Board, including the Independent Trustees with no direct or indirect financial interest in the Rule 12b-1 Distribution Plans or any related agreements, unanimously determined, in the exercise of its reasonable business judgment, that the Rule 12b-1 Distribution Plans are reasonably likely to benefit the Trust and the shareholders of the Portfolios. As such, the Trustees, including such Independent Trustees, approved each Rule 12b-1 Distribution Plan and its continuance.

Pursuant to the Rule 12b-1 Distribution Plans, the Trust compensates the Distributor from assets attributable to the Class IA and Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to the Distributor on a monthly basis. A portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IA and Class IB shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IA and Class IB shares.

The Rule 12b-1 Distribution Plans are of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Distributor. The Trustees, however, take into account such expenditures for purposes of reviewing operations under the Rule 12b-1 Distribution Plans and in connection with their annual consideration of the Rule 12b-1 Distribution Plans’, renewal. The Distributor’s expenditures include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IA and Class IB shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IA and Class IB shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Trust Class IA and Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class IA and Class IB shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IA and Class IB shares.

AXA Equitable and the Distributor may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit Contract owners, including payments of significant amounts made to intermediaries that provide those services. These services may include sales personnel training, prospectus review, marketing and related services. The Distributor also may receive payments from Advisers of the Trust’s Portfolios, which may include Underlying Portfolios in which the Portfolios invest, and/or their affiliates to help defray expenses for sales meetings, seminar sponsorships and similar expenses that may relate to the Contracts and/or the Advisers’ respective Portfolios.

The Distributor pays all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. Each Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without sales commissions or loads being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

The Rule 12b-1 Distribution Plans and any Rule 12b-1 related agreement that is entered into by the Trust with the Distributor of the Class IA and Class IB shares in connection with the Rule 12b-1 Distribution Plans will continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of a majority of the Trust’s Board, and a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plans or Rule 12b-1 related agreement, cast in person at a meeting called for the purpose of voting on such Plan or agreement. In addition, annual continuance of the Distribution Agreements must be approved by the Trust’s Board or a majority of outstanding voting securities (as defined in the 1940 Act), and a majority of Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the Distribution Agreements. In addition, the Rule 12b-1 Distribution Plans and any Rule 12b-1 related agreement may be terminated as to Class IA and Class IB shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class IA and Class IB shares of the Portfolio, as applicable, or by vote of a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plans or Rule 12b-1 related agreement. The Rule 12b-1 Distribution Plans also provide that they may not be amended to increase materially the amount (up to 0.25% of Class IA or Class IB average daily net assets annually) that may be spent for distribution of Class IA or Class IB shares of any Portfolio without the approval of Class IA or Class IB shareholders of that Portfolio.

Prior to April 30, 2011, AXA Advisors also served as a Distributor for the Trust’s Class IA and IB shares.

The table below shows the amount paid by the Class IA and Class IB shares of each listed Portfolio to the Distributor pursuant to the Rule 12b-1 Distribution Plans for the year ended December 31, 2012.

Portfolio*	Class IA Distribution Fee Paid to AXA Distributors	Class IB Distribution Fee Paid to AXA Distributors	Total Distribution Fees
All Asset Aggressive — Alt 25**	$—	$216	$216
All Asset Growth — Alt 20	$13,405	$660,741	$674,146
All Asset Moderate Growth — Alt 15**	$—	$215	$215
ATM International	$234	$—	$234
ATM Large Cap	$315	$—	$315
ATM Mid Cap	$325	$—	$325
ATM Small Cap	$314	$—	$314
AXA Aggressive Strategy**	$—	$83,732	$83,732
AXA Balanced Strategy	$647	$2,980,972	$2,981,619
AXA Conservative Growth Strategy	$—	$1,505,707	$1,505,707

Portfolio*	Class IA Distribution Fee Paid to AXA Distributors	Class IB Distribution Fee Paid to AXA Distributors	Total Distribution Fees
AXA Conservative Strategy	$—	$1,003,067	$1,003,067
AXA Growth Strategy	$3,157	$2,401,852	$2,405,009
AXA Moderate Growth Strategy	$—	$7,133,145	$7,133,145
AXA Tactical Manager 400	$404	$155,707	$156,111
AXA Tactical Manager 500	$377	$359,421	$359,798
AXA Tactical Manager 2000	$388	$161,859	$162,247
AXA Tactical Manager International	$293	$262,496	$262,789
AXA Ultra Conservative Strategy	$—	$495	$495
EQ/AllianceBernstein Dynamic Wealth Strategies	$—	$744,187	$744,187
EQ/AllianceBernstein Short-Term Bond	$26	$—	$26
EQ/AllianceBernstein Small Cap Growth	$1,053,235	$1,583,452	$2,636,687
EQ/AXA Franklin Small Cap Value Core	$8,817	$359,506	$368,323
EQ/BlackRock Basic Value Equity	$158,609	$3,941,130	$4,099,739
EQ/Boston Advisors Equity Income	$59,942	$892,526	$952,468
EQ/Calvert Socially Responsible	$7,767	$199,991	$207,758
EQ/Capital Guardian Research	$62,482	$2,925,702	$2,988,184
EQ/Common Stock Index	$8,929,290	$3,020,863	$11,950,153
EQ/Core Bond Index	$303,946	$3,589,597	$3,893,543
EQ/Davis New York Venture	$42,212	$865,655	$907,867
EQ/Equity 500 Index	$2,961,882	$4,170,502	$7,132,384
EQ/Equity Growth PLUS	$99,684	$3,862,458	$3,962,142
EQ/Franklin Core Balanced	$3,500	$1,700,776	$1,704,277
EQ/Franklin Templeton Allocation	$3,090	$3,280,707	$3,283,796
EQ/GAMCO Mergers and Acquisitions	$16,635	$619,165	$635,800
EQ/GAMCO Small Company Value	$173,821	$4,049,553	$4,223,374
EQ/Global Bond PLUS	$44,355	$1,554,081	$1,598,436
EQ/Global Multi-Sector Equity	$100,274	$3,682,869	$3,783,143
EQ/Intermediate Government Bond	$514,659	$1,376,616	$1,891,275
EQ/International Core PLUS	$24,385	$1,966,060	$1,990,445
EQ/International Equity Index	$1,626,151	$1,719,907	$3,346,058
EQ/International ETF	$9,852	$2,466	$12,318
EQ/International Value PLUS	$57,603	$2,225,841	$2,283,444
EQ/Invesco Comstock	$13,896	$725,573	$739,469
EQ/JPMorgan Value Opportunities	$16,066	$834,237	$850,303
EQ/Large Cap Core PLUS	$2,119	$419,590	$421,709
EQ/Large Cap Growth Index	$42,409	$1,612,355	$1,654,764
EQ/Large Cap Growth PLUS	$23,517	$2,411,692	$2,435,209
EQ/Large Cap Value Index	$78,549	$788,618	$867,167
EQ/Large Cap Value PLUS	$2,245,578	$3,408,123	$5,653,701
EQ/Lord Abbett Large Cap Core	$34,792	$615,080	$649,872
EQ/MFS International Growth	$47,361	$1,290,531	$1,337,892
EQ/Mid Cap Index	$107,978	$2,818,843	$2,926,821
EQ/Mid Cap Value PLUS	$514,532	$3,648,709	$4,163,241
EQ/Money Market***	$—	$—	$—
EQ/Montag & Caldwell Growth	$63,922	$840,771	$904,693
EQ/Morgan Stanley Mid Cap Growth	$199,719	$2,162,075	$2,361,794
EQ/Mutual Large Cap Equity	$8,660	$563,748	$572,408
EQ/Oppenheimer Global	$42,739	$900,267	$943,006
EQ/PIMCO Ultra Short Bond	$122,330	$3,225,829	$3,348,159

Portfolio*	Class IA Distribution Fee Paid to AXA Distributors	Class IB Distribution Fee Paid to AXA Distributors	Total Distribution Fees
EQ/Quality Bond PLUS	$459,120	$1,556,727	$2,015,847
EQ/Small Company Index	$133,469	$1,757,924	$1,891,393
EQ/T. Rowe Price Growth Stock	$45,082	$2,009,412	$2,054,494
EQ/Templeton Global Equity	$4,286	$540,961	$545,247
EQ/UBS Growth and Income	$—	$367,048	$367,048
EQ/Wells Fargo Omega Growth	$27,454	$2,062,920	$2,090,374

*	EQ/AllianceBernstein Short Duration Government Bond Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/High Yield Bond Portfolio, EQ/Natural Resources PLUS Portfolio, EQ/Real Estate PLUS Portfolio, EQ/PIMCO Global Real Return Portfolio, All Asset Aggressive — Alt 50 Portfolio, All Asset Aggressive — Alt 75 Portfolio, AXA SmartBeta™ Equity Portfolio, EQ/Energy ETF Portfolio, EQ/Low Volatility Global ETF Portfolio and EQ/Convertible Securities Portfolio are not included in the table above because they had no operations during 2012.
**	No distribution fees were paid by AXA Aggressive Strategy Portfolio prior to April 12, 2012. No distribution fees were paid by All Asset Moderate Growth — Alt 15 Portfolio or All Asset Aggressive — Alt 25 Portfolio prior to August 29, 2012.
***	For the year ended December 31, 2012, the Distributor waived $3,430,835 in fees.

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The Portfolios of the Trust may be charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Manager and the Advisers of the Portfolios, as appropriate, seek to obtain the best net price and execution on all orders placed for the Portfolios, considering all the circumstances. The Manager and the Advisers may, as appropriate, in the allocation of brokerage business, take into consideration the receipt of research and other brokerage services, consistent with the obligation to seek to obtain best net price and execution.

Investment company securities (including securities of the Underlying Portfolios, but not including securities of the Underlying ETFs) generally are purchased directly from the issuer. It is expected that other securities will ordinarily be purchased in the primary markets, whether OTC or listed, and that listed securities may be purchased in the OTC market if that market is deemed the primary market.

Purchases and sales of equity securities on a securities exchange or in the OTC market are effected through brokers who receive compensation for their services. Such compensation varies among different brokers. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. However, brokerage commission rates in certain countries in which the Portfolios may invest may be discounted for certain large domestic and foreign investors such as the Portfolios. A number of foreign banks and brokers will be used for execution of the Portfolios’ portfolio transactions. In the case of securities traded in the foreign and domestic OTC markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is generally no stated brokerage commission paid by a Portfolio for a fixed-income security, the price paid by a Portfolio to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed commission or mark-up.

The Board has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager or Advisers, as appropriate, to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to a management agreement (“Directed Brokerage”). The Trustees review the levels of Directed Brokerage for each Portfolio on a quarterly basis.

The Manager and Advisers of the Portfolios may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Advisers. The research services include economic, market, industry and company research material. Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”) and by policies adopted by the Trustees, the Manager and Advisers, as appropriate, may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a Portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

For futures transactions, the selection of a futures broker is generally based on the overall quality of execution and other services provided by the futures broker. The Manager and the Advisers or their affiliates may choose to execute futures transactions electronically.

Certain Advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide an Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, the Adviser’s other clients and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

Certain Advisers may obtain third-party research from broker-dealers or non-broker dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow an Adviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

The overall reasonableness of commissions paid will be determined by evaluating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, confidentiality, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Advisers, as appropriate, for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the Portfolios’ brokerage commissions may not benefit the Portfolios, while research services paid for with the brokerage commissions of other clients may benefit the Portfolios. The receipt of research services from brokers will tend to reduce the Manager’s and Advisers’ expenses in managing the Portfolios.

When the Manager and the Advisers, as appropriate, seek to buy or sell the same security or other investment on behalf of one or more Portfolios, the purchase or sale will be carried out in a manner that is considered fair and equitable to all accounts. In general, the Manager and the Advisers, as appropriate, will make allocations among accounts with the same or similar investment objective based upon a variety of factors which may include, among other things, the account’s available cash, investment restrictions, permitted investment techniques, tolerance for risk, tax status, account size, and other relevant considerations.

During the years ended December 31, 2010, 2011 and 2012, respectively, the listed Portfolios paid the amounts indicated in brokerage commissions:

	Brokerage Commissions Paid†
Portfolio*	2010	2011	2012
All Asset Aggressive — Alt 25	N/A	N/A	$50
All Asset Growth — Alt 20	$10,117	$5,028	$1,850
All Asset Moderate Growth — Alt 15	N/A	N/A	$63
ATM International	$760,399	$855,731	$515,201
ATM Large Cap	$1,082,143	$1,335,104	$667,765
ATM Mid Cap	$282,839	$166,548	$73,242
ATM Small Cap	$340,124	$383,838	$221,574
AXA Tactical Manager 400	$23,046	$28,564	$16,626
AXA Tactical Manager 500	$206,918	$405,766	$294,607
AXA Tactical Manager 2000	$112,692	$183,847	$104,475
AXA Tactical Manager International	$118,036	$167,535	$193,281
EQ/AllianceBernstein Dynamic Wealth Strategies	N/A	$10,721	$139,276
EQ/AllianceBernstein Short-Term Bond	$9,861	$100,535	$19,678
EQ/AllianceBernstein Small Cap Growth	$1,407,363	$1,528,251	$1,408,846
EQ/AXA Franklin Small Cap Value Core	$119,840	$108,513	$50,509
EQ/BlackRock Basic Value Equity	$3,262,139	$3,323,777	$2,711,678
EQ/Boston Advisors Equity Income	$1,037,942	$968,144	$807,424
EQ/Calvert Socially Responsible	$20,682	$53,336	$4,421
EQ/Capital Guardian Research	$434,903	$460,785	$496,246
EQ/Common Stock Index	$282,163	$189,165	$147,193
EQ/Core Bond Index	N/A	$31,650	N/A
EQ/Davis New York Venture	$96,881	$99,216	$112,764
EQ/Equity 500 Index	$47,648	$61,542	$28,670
EQ/Equity Growth PLUS	$1,030,297	$1,035,410	$483,581
EQ/Franklin Core Balanced	$213,503	$152,837	$132,452
EQ/GAMCO Mergers and Acquisitions	$502,424	$347,886	$290,863
EQ/GAMCO Small Company Value	$739,514	$686,926	$438,192
EQ/Global Multi-Sector Equity	$1,777,604	$1,603,278	$994,882
EQ/Intermediate Government Bond	$34,964	$162,154	$582,345
EQ/International Core PLUS	$339,574	$324,360	$155,851
EQ/International Equity Index	$1,701,059	$788,508	$139,072
EQ/International ETF	$18,833	$16,289	$12,003
EQ/International Value PLUS	N/A	$831,575	$290,848
EQ/Invesco Comstock	$128,799	$144,009	$129,742
EQ/JPMorgan Value Opportunities	$469,295	$652,712	$688,774
EQ/Large Cap Core PLUS	$240,254	$272,774	$175,789

	Brokerage Commissions Paid†
Portfolio*	2010	2011	2012
EQ/Large Cap Growth Index	$46,795	$22,359	$20,039
EQ/Large Cap Growth PLUS	$614,986	$838,100	$489,391
EQ/Large Cap Value Index	$7,519	$15,911	$26,152
EQ/Large Cap Value PLUS	$2,265,921	$1,627,236	$996,795
EQ/Lord Abbett Large Cap Core	$54,292	$66,150	$36,497
EQ/MFS International Growth	$1,320,072	$1,420,860	$1,295,418
EQ/Mid Cap Index	$68,755	$51,761	$38,209
EQ/Mid Cap Value PLUS	$864,092	$924,049	$770,918
EQ/Montag & Caldwell Growth	$281,103	$300,171	$247,121
EQ/Morgan Stanley Mid Cap Growth	$551,539	$478,311	$583,539
EQ/Mutual Large Cap Equity	$275,376	$269,798	$154,780
EQ/Oppenheimer Global	$124,059	$165,223	$152,424
EQ/PIMCO Ultra Short Bond	$82,758	$17,899	$4,674
EQ/Quality Bond PLUS	N/A	N/A	$21,384
EQ/Small Company Index	$221,663	$134,407	$93,262
EQ/T. Rowe Price Growth Stock	$288,185	$223,368	$249,203
EQ/Templeton Global Equity	$211,056	$218,917	$208,630
EQ/UBS Growth and Income	$157,725	$186,313	$239,581
EQ/Wells Fargo Omega Growth	$1,301,643	$1,257,640	$875,193

*	The Strategic Allocation Portfolios, EQ/AllianceBernstein Short Duration Government Portfolio, EQ/Franklin Templeton Allocation Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Money Market Portfolio, EQ/Quality Bond PLUS Portfolio, AXA Aggressive Strategy Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/High Yield Bond Portfolio, EQ/Natural Resources PLUS Portfolio, EQ/Real Estate PLUS Portfolio, EQ/PIMCO Global Real Return Portfolio, All Asset Aggressive — Alt 50 Portfolio, All Asset Aggressive — Alt 75 Portfolio, AXA SmartBeta™ Equity Portfolio, EQ/Energy ETF Portfolio, EQ/Low Volatility Global ETF Portfolio and EQ/Convertible Securities Portfolio are not included in the table above because they did not pay brokerage commissions during the periods indicated.

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Adviser(s), investment strategy changes, the appointment of a new or additional Adviser, changes in transaction costs and market conditions.

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Trust’s Board, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager or its affiliates, including Sanford C. Bernstein & Co., LLC (“Bernstein”), or Advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or the Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Advisers or affiliates of such brokers, unless pursuant to an exemption from the SEC. The Trust relies on exemptive relief from the SEC that permits a portion of a Portfolio that has multiple portions advised by different Advisers and/or the Manager to engage in principal and brokerage transactions with an Adviser (or an affiliate of that Adviser) to another portion of the same Portfolio, subject to certain conditions. The Trust has adopted procedures, prescribed by the 1940 Act and the rules thereunder, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of an Adviser to a Portfolio for which that Adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, under applicable securities law, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Advisers or their affiliates.

During the years ended December 31, 2010, 2011 and 2012, respectively, the following Portfolios paid the amounts indicated to the affiliated broker-dealers of the Manager, the Distributor, or AXA Advisors or affiliates of the Advisers to each Portfolio.

CALENDAR YEAR ENDED DECEMBER 31, 2010

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)

EQ/Davis New York Venture	Sanford C. Bernstein	$3,409	3.52%	0.11%

EQ/GAMCO Mergers and Acquisitions	Gabelli	$351,318	69.92%	14.92%

EQ/GAMCO Small Company Value	Gabelli	$393,044	53.15%	15.16%

EQ/Global Multi-Sector Equity	Morgan Stanley	$9,479	0.53%	0.00%

	Sanford C. Bernstein	$10,244	0.58%	0.00%

	BIDS	$49	0.00%	0.00%

EQ/International Equity Index	Exane SA	$32,937	1.94%	0.10%

EQ/Invesco Comstock	Morgan Stanley	$2,861	2.22%	2.09%

	Sanford C. Bernstein	$5,852	4.54%	2.94%

EQ/JPMorgan Value Opportunities	Sanford C. Bernstein	$1,056	0.23%	0.11%

EQ/Large Cap Core PLUS	Sanford C. Bernstein	$6,431	2.68%	0.35%

EQ/Mid Cap Value PLUS	Sanford C. Bernstein	$996	0.12%	0.01%

EQ/Montag & Caldwell Growth	Sanford C. Bernstein	$12,108	4.31%	2.07%

EQ/Morgan Stanley Mid Cap Growth	Exane SA	$11,767	2.13%	0.55%

	Sanford C. Bernstein	$8,303	1.51%	1.30%

EQ/Mutual Large Cap Equity	Sanford C. Bernstein	$7,258	2.64%	0.06%

	Exane SA	$37	0.01%	0.00%

EQ/Oppenheimer Global	BNP Paribas	$4,663	3.76%	1.02%

	Sanford C. Bernstein	$4,968	4.00%	0.29%

EQ/T. Rowe Price Growth Stock	Sanford C. Bernstein	$7,344	2.55%	0.94%

EQ/UBS Growth and Income	Sanford C. Bernstein	$1,386	0.88%	2.34%

	UBS	$805	0.51%	0.69%

EQ/Wells Fargo Omega Growth	Sanford C. Bernstein	$65	0.00%	0.01%

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Adviser(s), investment strategy changes, the appointment of a new or additional Advisers, changes in transaction costs and market conditions.

CALENDAR YEAR ENDED DECEMBER 31, 2011

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)

EQ/BlackRock Basic Value Equity	Sanford C. Bernstein	$33,650	1.01%	0.59%

EQ/Calvert Socially Responsible	Sanford C. Bernstein	$34,255	64.23%	47.77%

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)

EQ/Davis New York Venture Portfolio	Sanford C. Bernstein	$3,863	3.89%	0.12%

EQ/Equity Growth PLUS	Sanford C. Bernstein	$12,828	1.24%	0.21%

EQ/GAMCO Mergers and Acquisitions	Gabelli	$203,895	58.61%	9.19%

EQ/GAMCO Small Company Value	Gabelli	$373,243	54.34%	11.72%

EQ/Global MultiSector Equity	Morgan Stanley	$6,094	0.38%	0.00%

EQ/Global MultiSector Equity	Sanford C. Bernstein	$1,026	0.06%	0.00%

EQ/International Value PLUS	Sanford C. Bernstein	$6,304	0.76%	0.01%

EQ/Invesco Comstock	Sanford C. Bernstein	$4,350	3.02%	1.76%

EQ/JPMorgan Value Opportunities	Sanford C. Bernstein	$2	0.00%	0.00%

EQ/Large Cap Core PLUS	Sanford C. Bernstein	$5,316	1.95%	0.27%

EQ/Mid Cap Value PLUS	Sanford C. Bernstein	$2,220	0.24%	0.04%

EQ/Mid Cap Value PLUS	BNP	$405	0.04%	0.00%

EQ/Montag & Caldwell Growth	Sanford C. Bernstein	$6,104	2.03%	0.80%

EQ/Morgan Stanley Mid Cap Growth	Morgan Stanley	$3,916	0.82%	0.46%

EQ/Morgan Stanley Mid Cap Growth	Sanford C. Bernstein	$11,467	2.40%	1.65%

EQ/Morgan Stanley Mid Cap Growth	BIDS	$836	0.17%	0.72%

EQ/Morgan Stanley Mid Cap Growth	EXANE	$3,206	0.67%	0.13%

EQ/Mutual Large Cap Equity Portfolio	Sanford C. Bernstein	$7,895	2.93%	0.07%

EQ/Mutual Large Cap Equity Portfolio	EXANE	$1,135	0.42%	0.01%

EQ/Oppenheimer Global Portfolio	Sanford C. Bernstein	$6,857	4.15%	0.26%

EQ/T. Rowe Price Growth Stock	Sanford C. Bernstein	$2,845	1.27%	0.40%

EQ/Templeton Global Equity Portfolio	Sanford C. Bernstein	$471	0.22%	0.01%

EQ/UBS Growth and Income	Sanford C. Bernstein	$1,197	0.64%	1.56%

EQ/UBS Growth and Income	UBS	$1,246	0.67%	0.51%

EQ/Wells Fargo Omega Growth	Sanford C. Bernstein	$7,732	0.61%	0.63%

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Adviser(s), investment strategy changes, the appointment of a new or additional Advisers, changes in transaction costs and market conditions.

CALENDAR YEAR ENDED DECEMBER 31, 2012

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)

EQ/BlackRock Basic Value Equity	Sanford C. Bernstein	$32,576	1.20%	1.21%

EQ/Davis New York Venture Portfolio	Sanford C. Bernstein	$3,213	2.85%	0.10%

EQ/Equity Growth PLUS	Sanford C. Bernstein	$10,759	2.22%	0.27%

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)

EQ/GAMCO Mergers and Acquisitions	Gabelli	$142,425	48.97%	7.42%

EQ/GAMCO Small Company Value	Gabelli	$247,549	56.49%	10.85%

EQ/Global MultiSector Equity	Morgan Stanley	$4,775	0.48%	0.00%

EQ/International Value PLUS	Sanford C. Bernstein	$9,990	3.43%	0.16%

EQ/Invesco Comstock	Sanford C. Bernstein	$3,135	2.42%	0.92%

EQ/Large Cap Core PLUS	Sanford C. Bernstein	$7,127	4.05%	0.80%

EQ/Mid Cap Value PLUS	Sanford C. Bernstein	$1,193	0.15%	0.05%

EQ/Montag & Caldwell Growth	Sanford C. Bernstein	$7,496	3.03%	0.99%

EQ/Morgan Stanley Mid Cap Growth	Bank of America Corp – BIDS	$126	0.02%	0.08%

EQ/Morgan Stanley Mid Cap Growth	Citation Financial Corp – BIDS	$1,651	0.28%	0.88%

EQ/Morgan Stanley Mid Cap Growth	Sanford C. Bernstein	$5,551	0.95%	0.57%

EQ/Mutual Large Cap Equity Portfolio	Sanford C. Bernstein	$5,532	3.57%	0.14%

EQ/Oppenheimer Global Portfolio	Sanford C. Bernstein	$7,902	5.18%	0.44%

EQ/T. Rowe Price Growth Stock	Sanford C. Bernstein	$5,131	2.06%	0.77%

EQ/Wells Fargo Omega Growth	Sanford C. Bernstein	$1,024	0.12%	0.09%

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Adviser(s), investment strategy changes, the appointment of a new or additional Advisers, changes in transaction costs and market conditions.

Brokerage Transactions Relating to Research Services

For the fiscal year ended December 31, 2012, the following Portfolios of the Trust directed the following amount of portfolio transactions to broker-dealers that provided research services, for which the Portfolios of the Trust paid the brokerage commissions indicated:

Portfolio	Transaction Amount	Related Brokerage Commissions Paid
EQ/AllianceBernstein Dynamic Wealth Strategies	$909,067,933	$55,590
EQ/AllianceBernstein Small Cap Growth	$1,333,545,577	$598,900
EQ/AXA Franklin Small Cap Value	$43,652,431	$13,236
EQ/BlackRock Basic Value Equity	$1,783,765,169	$2,300,105
EQ/Boston Advisors Equity Income	$1,436,982	$399,050
EQ/Capital Guardian Research	$303,498,553	$338,555
EQ/Equity Growth PLUS	$533,974,271	$363,684
EQ/Franklin Core Balanced	$91,121,411	$52,188
EQ/Global Multi-Sector Equity	$448,448,405	$211,984
EQ/International Core PLUS	$21,357,393	$26,959
EQ/Invesco Comstock	$67,155,853	$85,076
EQ/JPMorgan Value Opportunities	$27,428,574	$402,615
EQ/Large Cap Core PLUS	$123,567,711	$77,840

Portfolio	Transaction Amount	Related Brokerage Commissions Paid
EQ/Large Cap Growth PLUS	$706,134,899	$221,455
EQ/Large Cap Value PLUS	$925,920,067	$370,269
EQ/MFS International Growth	$1,113,468,361	$1,240,048
EQ/Mid Cap Value PLUS	$496,723,580	$43,970
EQ/Montag & Caldwell Growth	$130,751,705	$112,297
EQ/Morgan Stanley Mid Cap Growth	$466,578,847	$220,904
EQ/Mutual Large Cap Equity	$57,542,943	$33,943
EQ/Oppenheimer Global	$152,747,992	$148,831
EQ/T.Rowe Price Growth Stock	$47,134,699	$9,285
EQ/Templeton Global Equity	$97,402,921	$66,874
EQ/UBS Growth and Income	$185,186,469	$142,450
EQ/Wells Fargo Omega Growth	$834,719,286	$994,364

Investments in Regular Broker-Dealers

As of December 31, 2012, the following Portfolios owned securities issued by their regular brokers or dealers (or by their parents) as follows:

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
ATM International	Barclays Capital, Inc.	E	$6,047
	Credit Suisse Group	E	$3,773
	Deutsche Bank AG	E	$4,879
	UBS AG	E	$6,885
ATM Large Cap	Bank of America Corp.	E	$23,274
	Bank of New York Mellon Corp.	E	$5,590
	Citigroup, Inc.	E	$21,594
	Goldman Sachs & Co.	E	$10,495
	JPMorgan Chase & Co.	E	$31,118
	Morgan Stanley & Co., Inc.	E	$4,922
	U.S. Bancorp	E	$11,179
AXA Tactical Manager 500	Bank of America Corp.	E	$15,560
	Bank of New York Mellon Corp.	E	$3,738
	Citigroup, Inc.	E	$14,438
	Goldman Sachs & Co.	E	$7,013
	JPMorgan Chase & Co.	E	$20,802
	Morgan Stanley & Co., Inc.	E	$3,289
	U.S. Bancorp	E	$7,474
AXA Tactical Manager International	Barclays Capital, Inc.	E	$1,892
	Credit Suisse Group	E	$1,185
	Deutsche Bank AG	E	$1,526
	UBS AG	E	$2,161
EQ/AllianceBernstein Dynamic Wealth Strategies	Bank Of America Corp.	E	$1,065
	Bank Of New York Mellon Corp.	E	$258
	Barclays Capital, Inc.	E	$452
	Citigroup, Inc.	E	$984
	Credit Suisse Group	E	$284
	Deutsche Bank AG	E	$365
	Goldman Sachs & Co.	E	$489
	JPMorgan Chase & Co.	E	$1,422
	Morgan Stanley & Co., Inc.	E	$224
	U.S. Bancorp	E	$515
	UBS AG	E	$516

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
EQ/AllianceBernstein Short-Term Bond	Bank Of America Corp.	D	$4,574
	Bank Of New York Mellon Corp.	D	$564
	Barclays Capital, Inc.	D	$1,353
	Canadian Imperial Bank of Commerce	D	$93
	Citigroup, Inc.	D	$2,777
	Credit Suisse Group	D	$1,173
	Deutsche Bank AG	D	$752
	Goldman Sachs & Co.	D	$4,056
	JPMorgan Chase & Co.	D	$4,400
	Morgan Stanley & Co., Inc.	D	$2,821
	U.S. Bancorp	D	$1,024
	UBS AG	D	$1,093
EQ/BlackRock Basic Value Equity	Citigroup, Inc.	E	$82,741
	JPMorgan Chase & Co.	E	$87,570
	U.S. Bancorp	E	$30,459
EQ/Boston Advisors Equity Income	Bank of America Corp.	E	$16,175
	Citigroup, Inc.	E	$17,777
	Credit Suisse Group	E	$7,690
	Goldman Sachs & Co.	E	$19,440
	JPMorgan Chase & Co.	E	$38,201
EQ/Calvert Socially Responsible	Bank of America Corp.	E	$1,220
	Bank Of New York Mellon Corp.	E	$296
	Goldman Sachs & Co.	E	$597
	JPMorgan Chase & Co.	E	$1,630
	U.S. Bancorp	E	$591
EQ/Capital Guardian Research	Goldman Sachs & Co.	E	$18,649
	JPMorgan Chase & Co.	E	$7,674
EQ/Common Stock Index	Bank of America Corp.	E	$37,505
	Bank of New York Mellon Corp.	E	$9,145
	Citigroup, Inc.	E	$34,926
	Goldman Sachs & Co.	E	$18,726
	JPMorgan Chase & Co.	E	$50,074
	Morgan Stanley & Co., Inc.	E	$8,789
	U.S. Bancorp	E	$18,052
EQ/Core Bond Index	Bank of America Corp.	D	$54,519
	Bank Of New York Mellon Corp.	D	$8,918
	Barclays Capital, Inc.	D	$9,291
	Canadian Imperial Bank of Commerce	D	$1,532
	Citigroup, Inc.	D	$37,474
	Credit Suisse Group	D	$12,801
	Deutsche Bank AG	D	$6,729
	Goldman Sachs & Co.	D	$42,179
	JPMorgan Chase & Co.	D	$53,890
	Morgan Stanley & Co., Inc.	D	$40,250
	U.S. Bancorp	D	$9,008
	UBS AG	D	$11,590
EQ/Davis New York Venture	Bank of New York Mellon Corp.	E	$21,538
	Goldman Sachs Group, Inc.	E	$1,737
	JPMorgan Chase & Co.	E	$3,359

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
EQ/Equity 500 Index	Bank of America Corp.	E	$30,025
	Bank of New York Mellon Corp.	E	$7,292
	Citigroup, Inc.	E	$27,864
	Goldman Sachs & Co.	E	$13,814
	JPMorgan Chase & Co.	E	$40,116
	Morgan Stanley & Co., Inc.	E	$6,350
	U.S. Bancorp	E	$14,539
EQ/Equity Growth PLUS	Goldman Sachs & Co.	E	$6,059
EQ/Franklin Core Balanced	Bank of America Corp.	E	$6,932
	Bank of America Corp.	D	$14,561
	Bank of New York Mellon Corp.	E	$411
	Bank of New York Mellon Corp.	D	$537
	Barclays Capital, Inc.	E	$1,296
	Barclays Capital, Inc.	D	$523
	Citigroup, Inc.	E	$1,588
	Citigroup, Inc.	D	$1,875
	Credit Suisse Group	D	$397
	Deutsche Bank AG	D	$285
	Goldman Sachs & Co.	E	$771
	Goldman Sachs & Co.	D	$1,910
	JPMorgan Chase & Co.	E	$8,884
	JPMorgan Chase & Co.	D	$13,069
	Morgan Stanley & Co., Inc.	E	$362
	Morgan Stanley & Co., Inc.	D	$1,658
	U.S. Bancorp	E	$822
	U.S. Bancorp	D	$470
	UBS AG	D	$400
EQ/Global Bond PLUS	Bank Of America Corp.	D	$4,355
	Bank Of New York Mellon Corp.	D	$550
	Barclays Capital, Inc.	D	$739
	Citigroup, Inc.	D	$2,808
	Credit Suisse Group	D	$1,485
	Deutsche Bank AG	D	$585
	Goldman Sachs & Co.	D	$3,195
	JPMorgan Chase & Co.	D	$4,793
	Morgan Stanley & Co., Inc.	D	$3,032
	U.S. Bancorp	D	$1,013
	UBS AG	D	$829
EQ/Global Multi-Sector Equity	Bank Of America Corp.	E	$6,291
	Bank Of New York Mellon Corp.	E	$1,511
	Barclays Capital, Inc.	E	$2,807
	Citigroup, Inc.	E	$5,837
	Credit Suisse Group	E	$1,757
	Deutsche Bank AG	E	$2,257
	Goldman Sachs & Co.	E	$2,835
	JPMorgan Chase & Co.	E	$8,410
	Morgan Stanley & Co., Inc.	E	$1,327
	U.S. Bancorp	E	$3,022
	UBS AG	E	$3,193
EQ/International Core PLUS	Barclays Capital, Inc.	E	$2,267
	Credit Suisse Group	E	$1,426
	Deutsche Bank AG	E	$1,833
	UBS AG	E	$2,593

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
EQ/International Equity Index	Barclays Capital, Inc.	E	$8,183
	Deutsche Bank AG	E	$11,796
EQ/International Value PLUS	Barclays Capital, Inc.	E	$3,246
	Deutsche Bank AG	E	$5,026
	UBS AG	E	$5,567
EQ/Invesco Comstock	Bank of America Corp.	E	$4,996
	Bank of New York Mellon Corp.	E	$6,755
	Citigroup, Inc.	E	$11,639
	Goldman Sachs & Co.	E	$3,004
	JPMorgan Chase & Co.	E	$9,773
	Morgan Stanley & Co., Inc.	E	$3,148
	U.S. Bancorp	E	$1,978
EQ/JPMorgan Value Opportunities	Bank of America Corp.	E	$8,370
	Citigroup, Inc.	E	$16,984
	Goldman Sachs & Co.	E	$3,785
EQ/Large Cap Core PLUS	Bank of America Corp.	E	$2,148
	Bank of New York Mellon Corp.	E	$516
	Citigroup, Inc.	E	$9,965
	Goldman Sachs & Co.	E	$969
	JPMorgan Chase & Co.	E	$9,314
	Morgan Stanley & Co., Inc.	E	$454
	U.S. Bancorp	E	$1,032
EQ/Large Cap Growth PLUS	Citigroup, Inc.	E	$9,276
	U.S. Bancorp	E	$17,601
EQ/Large Cap Value Index	Bank of America Corp.	E	$5,771
	Bank of New York Mellon Corp.	E	$1,408
	Citigroup, Inc.	E	$5,354
	Goldman Sachs & Co.	E	$2,899
	JPMorgan Chase & Co.	E	$7,726
	Morgan Stanley & Co., Inc.	E	$1,351
	U.S. Bancorp	E	$2,796
EQ/Large Cap Value PLUS	Bank of America Corp.	E	$44,705
	Bank of New York Mellon Corp.	E	$7,569
	Citigroup, Inc.	E	$50,880
	Goldman Sachs & Co.	E	$15,499
	JPMorgan Chase & Co.	E	$48,433
	Morgan Stanley & Co., Inc.	E	$7,275
	U.S. Bancorp	E	$23,584
EQ/Lord Abbett Large Cap Core	Bank of America Corp.	E	$1,834
	Citigroup, Inc.	E	$2,601
	Goldman Sachs & Co.	E	$3,737
	JPMorgan Chase & Co.	E	$4,060
	Morgan Stanley & Co., Inc.	E	$1,634
	U.S. Bancorp	E	$2,272
EQ/Money Market	Canadian Imperial Bank of Commerce	D	$60,000
	UBS AG	D	$35,000
EQ/Mutual Large Cap Equity	Bank of America Corp.	E	$1,851
	Bank of New York Mellon Corp.	E	$449
	Citigroup, Inc.	E	$5,246
	Goldman Sachs & Co.	E	$839
	JPMorgan Chase & Co.	E	$4,743
	Morgan Stanley & Co., Inc.	E	$3,629
	U.S. Bancorp	E	$896

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
EQ/Oppenheimer Global	Citigroup, Inc.	E	$1,050
	Credit Suisse Group	E	$1,595
	Goldman Sachs & Co.	E	$3,378
	UBS AG	E	$8,774
EQ/PIMCO Ultra Short Bond	Bank of America Corp.	D	$54,448
	Bank of New York Mellon Corp.	D	$22,612
	Citigroup, Inc.	D	$115,597
	Credit Suisse Group	D	$1
	Deutsche Bank AG	D	$6,705
	Goldman Sachs & Co.	D	$32,608
	JPMorgan Chase & Co.	D	$62,704
	Morgan Stanley & Co., Inc.	D	$53,269
	U.S. Bancorp	D	$2,518
EQ/Quality Bond PLUS	Bank of America Corp.	D	$7,261
	Barclays Capital, Inc.	D	$971
	Citigroup, Inc.	D	$2,427
	Credit Suisse Group	D	$296
	Goldman Sachs & Co.	D	$5,954
	JPMorgan Chase & Co.	D	$6,361
	Morgan Stanley & Co., Inc.	D	$1,770
	UBS AG	D	$1,401
EQ/T.Rowe Price Growth Stock	U.S. Bancorp	E	$3,584
EQ/Templeton Global Equity	Bank of America Corp.	E	$2,531
	Bank of New York Mellon Corp.	E	$2,367
	Barclays Capital, Inc.	E	$433
	Citigroup, Inc.	E	$3,743
	Credit Suisse Group	E	$4,410
	Deutsche Bank AG	E	$350
	Goldman Sachs & Co.	E	$473
	JPMorgan Chase & Co.	E	$4,730
	Morgan Stanley & Co., Inc.	E	$2,153
	U. S. Bancorp	E	$505
	UBS AG	E	$1,641
EQ/UBS Growth & Income	Citigroup, Inc.	E	$4,260
	JPMorgan Chase & Co.	E	$3,566
	Morgan Stanley & Co., Inc.	E	$4,174
	U.S. Bancorp	E	$2,351

†	D = Debt, E = Equity

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager as its investment manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio, except the All Asset Allocation Portfolios, EQ/International ETF Portfolio, EQ/Energy ETF Portfolio, EQ/Low Volatility Global ETF Portfolio, EQ/Franklin Templeton Allocation Portfolio, the Strategic Allocation Portfolios, the ETF and fund of funds allocated portions, as applicable, of the PLUS Portfolios, and the ETF allocated portion of the EQ/Convertible Securities Portfolio, to the applicable Advisers. The primary focus of the Trust’s proxy voting procedures as they relate to the sub-advised Portfolios, therefore, is to seek to ensure that the Advisers have adequate proxy voting policies and procedures in place and to monitor each Adviser’s proxy voting. A description of the proxy voting policies and procedures that each Adviser uses to determine how to vote proxies relating to the Portfolio’s portfolio securities are included in Appendix D to this SAI. With respect to the All Asset Allocation Portfolios, EQ/International ETF Portfolio, EQ/Energy ETF Portfolio, EQ/Low Volatility Global ETF Portfolio, EQ/Franklin Templeton Allocation Portfolio, the Strategic Allocation Portfolios, the ETF and fund of funds allocated portions, as applicable, of the PLUS Portfolios, and the ETF allocated portion of the EQ/Convertible Securities Portfolio, to the extent a proxy proposal is presented with respect to an Underlying Portfolio or Underlying ETF, whether or not the proposal would present an issue as to which FMG LLC, the Distributor or their affiliates could be deemed to have a conflict of interest, FMG LLC will vote shares held by the All Asset Allocation Portfolios, EQ/International ETF Portfolio, EQ/Energy ETF Portfolio, EQ/Low Volatility Global ETF Portfolio, EQ/Franklin Templeton Allocation Portfolio, the Strategic Allocation Portfolios, the ETF and fund of funds allocated portions, as a applicable, of the PLUS Portfolios and the ETF allocated portion of the EQ/Convertible Securities Portfolio it manages either for or against approval of the proposal, or as an abstention, in the same proportion as the shares for which the Underlying Portfolio’s or Underlying ETF’s other shareholders have voted. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at http://www.axa-equitablefunds.com (go to “EQ Advisors Trust Portfolios” and click on “Proxy Voting Records”) and (2) on the SEC’s website at http://www.sec.gov.

PURCHASE AND PRICING OF SHARES

The Trust will offer and sell its shares for cash or securities based on each Portfolio’s net asset value per share, which will be determined in the manner set forth below. Shares of a Portfolio will be issued to a shareholder upon receipt of consideration.

The net asset value of the shares of each class of each Portfolio will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day as defined below. The net asset value per share of each class of a Portfolio will be computed by dividing the sum of the investments held by that Portfolio applicable to that class plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the Portfolio at such time. All expenses borne by the Trust and each of its classes will be accrued daily.

The net asset value per share of each Portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles and consistent with the 1940 Act:

•

The assets belonging to each Portfolio will include (i) all consideration received by the Trust for the issue or sale of shares of that particular Portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that Portfolio. “General Items” include any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Portfolio. General Items will be allocated as the Trust’s Board considers fair and equitable.

•

The liabilities belonging to each Portfolio will include (i) the liabilities of the Trust in respect of that Portfolio, (ii) all expenses, costs, charges and reserves attributable to that Portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Portfolio which have been allocated as the Trust’s Board considers fair and equitable.

The value of each Portfolio will be determined at the close of business on each “business day.” Normally, this would be at the close of regular trading on the New York Stock Exchange (“NYSE”) on days the NYSE is open for trading. This is normally 4:00 p.m. Eastern Time. The NYSE is closed on New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio and Underlying Portfolio, are valued as follows:

•

Stocks listed on national securities exchanges (including securities issued by ETFs) are valued at the last sale price or official closing price, or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the Nasdaq Stock Market will be valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day or official closing price, at a bid price estimated by a broker.

•

Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at most recent sales or bid price from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates. Because foreign securities sometimes trade on days when a Portfolio’s shares are not priced, the value of the Portfolio’s investment that includes such securities may change on days when shares of the Portfolio cannot be purchased or redeemed.

•	U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

•

Corporate bonds and notes may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds and notes are valued at a bid price estimated by a broker.

•

Convertible preferred stocks listed on national securities exchanges or included on the Nasdaq Stock Market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

•

Convertible bonds, and unlisted convertible preferred stocks, are valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

•

Exchange traded options are valued at their last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

•	Shares of the Underlying Portfolios held by the All Asset Allocation Portfolios, the EQ/Franklin Templeton Allocation Portfolio and the Strategic Allocation Portfolios, as well as shares of open end mutual funds (other than ETFs) held by any other Portfolio or an Underlying Portfolio, will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•

Securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith under the direction of the applicable Board. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of trading market.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that the EQ/Money Market Portfolio will be able to do so.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The Trust’s Valuation Committee, which was established by the Board, determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by a fair valuation method adopted by the Trust’s Board that relies on other available pricing inputs. As such, fair value pricing is based on subjective judgments and it is possible that the valuations reached may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager may, from time to time, under the general supervision of the Board or the Trust’s valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager will continuously monitor the performance of these services.

Redemptions In Kind

The Trust’s organizational documents provide that it may redeem its shares in kind. The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Trust at the beginning of such period. If shares are redeemed through a distribution of assets of the Trust, the recipient would incur brokerage commissions upon the sale of such securities.

TAXATION

Each Portfolio is treated for federal tax purposes as a separate corporation. The Trust intends that each Portfolio will continue to qualify each taxable year to be treated as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Code (“RIC”). By doing so, a Portfolio will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

To continue to qualify for treatment as a RIC, a Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains (without regard to losses) from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (defined below) (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Portfolio’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs (collectively, “Qualifying Assets”), and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Portfolio controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, “Subchapter M Diversification Requirements”). A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of dividends, interest, and other qualifying income for a RIC.

If a Portfolio failed to qualify for treatment as a RIC for any taxable year  —  either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Subchapter M Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Subchapter M Diversification Requirement and was unable, or determined not to, avail itself of provisions enacted as part of the Regulated Investment Company Modernization Act of 2010 that enable a RIC to cure a failure to satisfy any of the Income and Subchapter M Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements  —  (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements described in the following paragraphs, with the result that the Contracts supported by each such account would no longer be eligible for tax deferral, and (3) all distributions out of the Portfolio’s earnings and profits, including distributions of net capital gain, would be taxable to its shareholders as dividends (i.e., ordinary income, except that, for individual and certain other non-corporate shareholders, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rates for net capital gain  — a maximum of 15% for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts); those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Subchapter L of Chapter 1, Subtitle A, of the Code (“Subchapter L”) requires that each separate account in which Contract premiums are invested be “adequately diversified” (as described in the next paragraph). If a Portfolio satisfies certain requirements regarding the types of shareholders it has and the availability of its shares, which each Portfolio intends to continue to do, then such a separate account will be able to “look through” that Portfolio, and in effect treat a pro rata portion of the Portfolio’s assets as the account’s assets, for purposes of determining whether the account is diversified. Moreover, if an Underlying Portfolio (each of which is treated as a RIC) in which a Portfolio invests also satisfies those requirements, a separate account investing in that Portfolio will effectively treat a pro rata portion of the Underlying Portfolio’s assets as its own for those purposes. The same treatment will not apply, however, with respect to any ETF, including any Underlying ETF (even one that also is treated as a RIC) in which a Portfolio invests, which instead will be treated for those purposes as a single investment.

Because the Trust is used to fund Contracts, each Portfolio must meet the diversification requirements imposed by Subchapter L on insurance company separate accounts (which are in addition to the Subchapter M Diversification Requirements) or those Contracts will fail to qualify as life insurance policies or annuity contracts. In general, for a Portfolio to meet the diversification requirements of Subchapter L, Treasury regulations require that, except as permitted by the “safe harbor” described below, no more than 55% of the total value of its assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for these purposes, all securities of the same issuer are treated as a single investment. Furthermore, the Code provides that each U.S. Government agency or instrumentality is treated as a separate issuer. Subchapter L provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the Subchapter M Diversification Requirements are satisfied and no more than 55% of the value of the account’s total assets are Qualifying Assets. Compliance with the regulations is tested on the last day of each calendar year (which is each Portfolio’s taxable year) quarter. If a Portfolio has satisfied those requirements for the first quarter of its first taxable year, it will have a 30-day period after the end of each subsequent quarter in which to cure any non-compliance.

Many technical rules govern the computation of a Portfolio’s, Underlying Portfolio’s or Underlying ETF’s investment company taxable income (or income and deductions, in the case of an Underlying ETF that is not a grantor trust and not a RIC) and net capital gain. (As used in the balance of this “Taxation” section, the word “Portfolio” includes each Underlying Portfolio and each Underlying ETF that is treated as a RIC.) For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

A Portfolio that invests in foreign securities or currencies may be subject to foreign taxes that could reduce its investment performance.

Each Portfolio may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income each taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement), even if the QEF does not distribute those earnings and gain to the Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each Portfolio may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a Portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, a Portfolio also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Portfolio included in income for prior taxable years under the election. A Portfolio’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Certain Portfolios may acquire (1) zero coupon securities issued with original issue discount (OID), (2) payment-in-kind securities, and/or (3) TIPS, on which principal is adjusted based on changes in the Consumer Price Index. A Portfolio must include in its gross income the OID that accrues on OID securities, securities it receives as “interest” on payment-in-kind securities, and the amount of any principal increases on TIPS, during the taxable year, even if it receives no corresponding payment on them during the year. Because a Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement, it might be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from a Portfolio’s cash assets or, if necessary, from the proceeds of sales of its portfolio securities. A Portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

OTHER INFORMATION

Delaware Statutory Trust.    The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation’s shareholders, shareholders of a Portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a Portfolio. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the Portfolios) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a Portfolio’s property for all losses and expenses of any Portfolio shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio itself would be unable to meet its obligations, a possibility that the Manager believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Trustees intend to conduct the operations of the Portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolios.

Classes of Shares.    Sixty-three (63) Portfolios consist of Class IA shares, Class IB shares and Class K shares. Fourteen (14) Portfolios consist of Class IB shares and Class K shares. A share of each class of a Portfolio represents an identical interest in that Portfolio’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Portfolios will affect the performance of those classes. Each share of a Portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Portfolio. However, to the extent the expenses of the classes differ, dividends and liquidation proceeds on Class IA, Class IB and Class K shares will differ.

Voting Rights.    Shareholders of each Portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Portfolios as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law. In accordance with current laws, it is anticipated that an insurance company issuing a Contract that participates in a Portfolio will request voting instructions from Contract owners and will vote shares or other voting interests in the insurance company’s separate account in proportion to the voting instructions received. The Board may, without shareholder approval unless such approval is required by applicable law, cause any one or more series or classes of the Trust to merge or consolidate with or into one or more other series or classes of the Trust, one or more other trusts, partnerships or corporations.

Shareholder Meetings.    The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

Class-Specific Expenses.    Each Portfolio may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.

Additional Information.    No Portfolio is sponsored, endorsed, sold or promoted by any third party involved in, or related to, compiling, computing or creating any index. No third party index provider makes any representation or warranty, express or implied, to the issuer or owners of any Portfolio or any other person or entity regarding the advisability of investing in investment companies generally or in any Portfolio particularly or the ability of any index to track corresponding stock market performance. Indexes are determined, composed and calculated by third parties without regard to any Portfolio or the issuer or owners of a Portfolio or any other person or entity. No third party index provider has any obligation to take the needs of the issuer or owners of any Portfolio or any other person or entity into consideration in determining, composing or calculating indexes. Further, no third party index provider has any obligation or liability to the issuer or owners of any Portfolio or any other person or entity in connection with the administration, marketing or offering of a Portfolio.

Third party index providers shall obtain information for inclusion in or for use in the calculation of indexes from sources that the third party index providers consider reliable, none of the third parties warrant or guarantee the originality, accuracy and/or the completeness of any index or any data included therein. None of the third party index providers make any warranty, express or implied, as to results to be obtained by the issuer of the Portfolios, owners of the Portfolios, or any other person or entity, from the use of any index or any data included therein. None of the third party index providers shall have any liability for any errors, omissions or interruptions of or in connection with any index or any data included therein. Further, none of the third party index providers make any express or implied warranties of any kind, and the third party index providers hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each index and any data included therein. Without limiting any of the foregoing, in no event shall any of the third party index providers have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

OTHER SERVICES

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of the Trust.

Custodian

JPMorgan Chase Bank (“Chase”), 4 New York Plaza, Floor 15, New York, New York 10004-2413 serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the Portfolios. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Transfer Agent

AXA Equitable serves as the transfer agent and dividend disbursing agent for the Trust. AXA Equitable receives no additional compensation for providing such services for the Trust.

Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006-1600, serves as counsel to the Trust.

Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts, 02110 serves as counsel to the Independent Trustees of the Trust.

FINANCIAL STATEMENTS

The audited financial statements for the year ended December 31, 2012, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders, filed electronically with the SEC on March 4, 2013 (File No. 811-07953), are incorporated by reference and made a part of this document.

No financial statements are provided for the All Asset Aggressive — Alt 50 Portfolio, All Asset Aggressive — Alt 75 Portfolio, AXA SmartBeta™ Equity Portfolio, EQ/Energy ETF Portfolio, EQ/Low Volatility Global ETF Portfolio and EQ/Convertible Securities Portfolio because the Portfolios are newly organized and had no operations or financial information of their own prior to the date of this SAI.

APPENDIX A

EQ ADVISORS TRUST

INVESTMENT STRATEGIES SUMMARY

Portfolio	Asset- backed Securities	Bonds	Borrowings (emergencies, redemptions)	Borrowings (leveraging purposes)	Convertible Securities	Credit & Liquidity Enhancements	Floaters(A)	Inverse Floaters(A)	Brady Bonds(B)	Depositary Receipts(B)	Dollar Rolls	Equity Securities	Eurodollar & Yankee Dollar Obligations	Event- Linked Bonds	Foreign Currency Spot Trans.	Foreign Currency Forward Trans.	Foreign Currency Futures Trans.(A)
ATM International	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
ATM Large Cap	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
ATM Mid Cap	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
ATM Small Cap	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA SmartBeta™ Equity	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA Tactical Manager International	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA Tactical Manager 2000	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA Tactical Manager 400	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA Tactical Manager 500	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/AllianceBernstein Dynamic Wealth Strategies	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/AllianceBernstein Short-Term Bond	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/AllianceBernstein Short Duration Government Bond	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/AllianceBernstein Small Cap Growth	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/AXA Franklin Small Cap Value Core	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/BlackRock Basic Value Equity	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Boston Advisors Equity Income	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Calvert Socially Responsible	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Capital Guardian Research	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Common Stock Index	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Core Bond Index	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Davis New York Venture	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Emerging Markets Equity PLUS	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Equity 500 Index	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Equity Growth PLUS	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Franklin Core Balanced	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/GAMCO Mergers and Acquisitions	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/GAMCO Small Company Value	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Global Bond PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

Portfolio	Asset- backed Securities	Bonds	Borrowings (emergencies, redemptions)	Borrowings (leveraging purposes)	Convertible Securities	Credit & Liquidity Enhancements	Floaters(A)	Inverse Floaters(A)	Brady Bonds(B)	Depositary Receipts(B)	Dollar Rolls	Equity Securities	Eurodollar & Yankee Dollar Obligations	Event- Linked Bonds	Foreign Currency Spot Trans.	Foreign Currency Forward Trans.	Foreign Currency Futures Trans.(A)
EQ/Global Multi-Sector Equity	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/High Yield Bond	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Intermediate Government Bond	Y	Y	Y	N	N	Y	Y	Y	Y	N	Y	N	Y	Y	Y	Y	Y
EQ/International Core PLUS	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/International Equity Index	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/International Value PLUS	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Invesco Comstock	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/JPMorgan Value Opportunities	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Large Cap Core PLUS	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Large Cap Growth Index	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Large Cap Growth PLUS	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Large Cap Value Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Large Cap Value PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Lord Abbett Large Cap Core	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/MFS International Growth	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Mid Cap Index	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Mid Cap Value PLUS	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Money Market	Y	Y	Y	N	Y	Y	Y	N	Y	N	N	N	Y	N	Y	Y	Y
EQ/Montag & Caldwell Growth	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Morgan Stanley Mid Cap Growth	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Mutual Large Cap Equity	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Natural Resources PLUS	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Oppenheimer Global	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Convertible Securities	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/PIMCO Global Real Return	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/PIMCO Ultra Short Bond	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Quality Bond PLUS	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Real Estate PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Small Company Index	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/T. Rowe Price Growth Stock	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Templeton Global Equity	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/UBS Growth and Income	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Wells Fargo Omega Growth	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

(A)	Considered a derivative security; not intended to include short-term floating rate securities that reset to par.
(B)	Considered a foreign security.
(C)	Written options must be “covered.”
(D)	Certain mortgages are considered derivatives.

EQ ADVISORS TRUST

INVESTMENT STRATEGIES SUMMARY (Continued)

Portfolio	Foreign Options (OTC)	Foreign Currency		Emerging Markets Securities	Forward Commitments when-Issued and Delayed Delivery Securities	Hybrid Instruments(A)	Illiquid Securities	Investment Company Securities	Exchange- Traded Funds (ETFs)	Investment Grade Securities	Below Inv. Grade Fixed Income	Loan Participations and Assignments	Mortgage Backed or Related(D)	Direct Mortgages	Municipal Securities	Security Futures Trans.(A)	Security Options Trans.(C)
		(Written, call options)	Foreign Securities
ATM International	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
ATM Large Cap	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
ATM Mid Cap	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
ATM Small Cap	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
AXA SmartBeta™ Equity	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
AXA Tactical Manager International	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
AXA Tactical Manager 2000	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
AXA Tactical Manager 400	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
AXA Tactical Manager 500	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/AllianceBernstein Dynamic Wealth Strategies	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/AllianceBernstein Short-Term Bond	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/AllianceBernstein Short Duration Government Bond	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/AllianceBernstein Small Cap Growth	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/AXA Franklin Small Cap Value Core	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/BlackRock Basic Value Equity	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Boston Advisors Equity Income	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Calvert Socially Responsible	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Capital Guardian Research	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Common Stock Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Core Bond Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Davis New York Venture Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Emerging Markets Equity PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Equity 500 Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Equity Growth PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Franklin Core Balanced	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/GAMCO Mergers and Acquisitions	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y

Portfolio	Foreign Options (OTC)	Foreign Currency		Emerging Markets Securities	Forward Commitments when-Issued and Delayed Delivery Securities	Hybrid Instruments(A)	Illiquid Securities	Investment Company Securities	Exchange- Traded Funds (ETFs)	Investment Grade Securities	Below Inv. Grade Fixed Income	Loan Participations and Assignments	Mortgage Backed or Related(D)	Direct Mortgages	Municipal Securities	Security Futures Trans.(A)	Security Options Trans.(C)
		(Written, call options)	Foreign Securities
EQ/GAMCO Small Company Value	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Global Bond PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Global Multi-Sector Equity	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/High Yield Bond	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Intermediate Government Bond	N	N	Y	N	Y	Y	Y	Y	Y	Y	N	Y	Y	N	Y	Y	Y
EQ/International Core PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/International Equity Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/International Value PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Invesco Comstock	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/JPMorgan Value Opportunities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Large Cap Core PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Large Cap Growth Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Large Cap Growth PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Large Cap Value Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Large Cap Value PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Lord Abbett Large Cap Core	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/MFS International Growth	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Mid Cap Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Mid Cap Value PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Money Market	N	N	Y	Y	Y	Y	Y	Y	N	Y	N	Y	Y	N	Y	N	N
EQ/Montag & Caldwell Growth	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Morgan Stanley Mid Cap Growth	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Mutual Large Cap Equity	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Natural Resources PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Oppenheimer Global	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Convertible Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/PIMCO Global Real Return	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/PIMCO Ultra Short Bond	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Quality Bond PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Real Estate PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Small Company Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/T. Rowe Price Growth Stock	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Templeton Global Equity	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/UBS Growth and Income	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y

Portfolio	Foreign Options (OTC)	Foreign Currency		Emerging Markets Securities	Forward Commitments when-Issued and Delayed Delivery Securities	Hybrid Instruments(A)	Illiquid Securities	Investment Company Securities	Exchange- Traded Funds (ETFs)	Investment Grade Securities	Below Inv. Grade Fixed Income	Loan Participations and Assignments	Mortgage Backed or Related(D)	Direct Mortgages	Municipal Securities	Security Futures Trans.(A)	Security Options Trans.(C)
		(Written, call options)	Foreign Securities
EQ/Wells Fargo Omega Growth	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y

(A)	Considered a derivative security; not intended to include short-term floating rate securities that reset to par.
(B)	Considered a foreign security.
(C)	Written options must be “covered.”
(D)	Certain mortgages are considered derivatives.

EQ ADVISORS TRUST

INVESTMENT STRATEGIES SUMMARY (Continued)

Portfolio	Passive Foreign Inv. Comp.	Payment In-Kind Bonds	Preferred Stocks	Real Estate Investment Trusts	Repurchase Agreements	Reverse Repurchase Agreements	Securities Lending	Short Sales Against- the-box	Small Company Securities	Structured Notes(A)	Swap Trans.(A)	U.S. Gov’t Securities	Warrants	Zero Coupon Bonds
ATM International	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
ATM Large Cap	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
ATM Mid Cap	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
ATM Small Cap	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA SmartBeta™ Equity	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA Tactical Manager International	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA Tactical Manager 2000	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA Tactical Manager 400	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA Tactical Manager 500	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/AllianceBernstein Dynamic Wealth Strategies	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/AllianceBernstein Short-Term Bond	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/AllianceBernstein Short Duration Government Bond	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/AllianceBernstein Small Cap Growth	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/AXA Franklin Small Cap Value Core	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/BlackRock Basic Value Equity	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Boston Advisors Equity Income	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Calvert Socially Responsible	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Capital Guardian Research	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Common Stock Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Core Bond Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Davis New York Venture	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Emerging Markets Equity PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Equity 500 Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Equity Growth PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Franklin Core Balanced	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/GAMCO Mergers and Acquisitions	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/GAMCO Small Company Value	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Global Bond PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Global Multi-Sector Equity	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/High Yield Bond	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Intermediate Government Bond	Y	Y	N	Y	Y	N	Y	Y	Y	Y	Y	Y	N	Y
EQ/International Core PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/International Equity Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/International Value PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Invesco Comstock	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y
EQ/JPMorgan Value Opportunities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

Portfolio	Passive Foreign Inv. Comp.	Payment In-Kind Bonds	Preferred Stocks	Real Estate Investment Trusts	Repurchase Agreements	Reverse Repurchase Agreements	Securities Lending	Short Sales Against- the-box	Small Company Securities	Structured Notes(A)	Swap Trans.(A)	U.S. Gov’t Securities	Warrants	Zero Coupon Bonds
EQ/Large Cap Core PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Large Cap Growth Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Large Cap Growth PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Large Cap Value Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Large Cap Value PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Lord Abbett Large Cap Core	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/MFS International Growth	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Mid Cap Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Mid Cap Value PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Money Market	N	Y	Y	N	Y	Y	Y	N	N	Y	N	Y	N	Y
EQ/Montag & Caldwell Growth	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Morgan Stanley Mid Cap Growth	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y
EQ/Mutual Large Cap Equity	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Natural Resources PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Oppenheimer Global	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y
EQ/Convertible Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/PIMCO Global Real Return	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/PIMCO Ultra Short Bond	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Quality Bond PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Real Estate PLUS	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Small Company Index	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/T. Rowe Price Growth Stock	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Templeton Global Equity	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/UBS Growth and Income	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Wells Fargo Omega Growth	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

(A)	Considered a derivative security; not intended to include short-term floating rate securities that reset to par.
(B)	Considered a foreign security.
(C)	Written options must be “covered.”
(D)	Certain mortgages are considered derivatives.

APPENDIX B

DESCRIPTION OF COMMERCIAL PAPER RATINGS

S&P’s ratings are as follows:

•	A-1 is the highest rating and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong or, where the obligation is rated A-1+, extremely strong.

•

Issues or issuers rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories; however, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

•

Issues or issuers rated A-3 exhibit adequate protection parameters. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•

Issues or issuers rated B are regarded as having significant speculative characteristics. The obligor of a B-rated short-term obligation currently has the capacity to meet its financial commitment on the obligation but faces major ongoing uncertainties which could lead to its inadequate capacity to meet its financial commitment on the obligation. Ratings of B-1, B-2 and B-3 are assigned to indicate finer distinctions within the “B” category, with an obligor of a B-1 obligation having the strongest capacity, and an obligor of a B-3 obligation having the weakest capacity, to meet its financial commitments over the short-term compared to other speculative-grade obligors.

•

Issues or issuers rated C are currently vulnerable to nonpayment. The obligor of a C-rated short-term obligation is dependent upon favorable business, financial and economic conditions to meet its financial commitment on the obligation.

•	The D rating is used when a short-term obligation is in payment default or upon the filing of a bankruptcy petition or the taking of similar action if payments on the obligation are jeopardized.

Moody’s ratings are as follows:

•	The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issues or issuers rated Prime-1 have a superior ability to repay short-term obligations.

•	Issues or issuers rated Prime-2 (P-2) have a strong ability to repay short-term obligations.

•	Issues or issuers rated Prime-3 (P-3) have an acceptable ability to repay short-term obligations.

•	Issues or issuers rated Not Prime (NP) do not fall within any of the above Prime rating categories.

Fitch’s ratings are as follows:

•

Issues or issuers rated F1 exhibit the highest short-term credit quality and strongest intrinsic capacity for timely payment of financial commitments. Issues or issuers with any exceptionally strong credit feature may be rated F1+.

•	Issues or issuers rated F2 exhibit good short-term credit quality and good intrinsic capacity for timely payment of financial commitments.

•	Issues or issuers rated F3 exhibit fair short-term credit quality and an adequate intrinsic capacity for timely payment of financial commitments.

•

Issues or issuers rated B exhibit speculative short-term credit quality with a minimal capacity for timely repayment of financial commitments, plus a heightened vulnerability to near-term adverse changes in financial and economic conditions.

•	Issues or issuers rated C exhibit high short-term default risk, and default is a real possibility.

•	RD applies to entities only and indicates that the entity has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

•	D indicates a broad-based default event for an entity or the default of a specific short-term obligation.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

S&P’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by S&P’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

•	The obligor of a bond rated AA has a very strong capacity to meet its financial commitment on the obligation.

•

The obligor of a bond rated A has a strong capacity to meet its financial commitment on the obligation. Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•

Bonds rated BBB normally exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•

Bonds rated BB, B, CCC, CC or C are regarded as having significant speculative characteristics. ‘B’ indicates the least degree of speculation and ‘C’ the highest. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

•	Bonds rated D are in payment default. This rating is also used upon the filing of a bankruptcy petition or the taking of similar action if debt payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•	Bonds which are rated Aaa are judged to be of the best quality, with minimal credit risk.

•	Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk.

•	Bonds which are rated A are to be considered as upper medium grade obligations and are subject to low credit risk.

•	Bonds which are rated Baa are considered as medium grade obligations, are subject to moderate credit risk and may possess certain speculative characteristics.

•	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

•	Bonds which are rated B are considered speculative and subject to high credit risk.

•	Bonds which are rated Caa are of poor standing and are subject to very high credit risk.

•	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in, or very near, default, with some prospect of recovery of principal and interest.

•	Bonds which are rated C are the lowest class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s applies modifiers to each rating classification from Aa through Caa to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its rating category.

Fitch ratings are as follows:

•

AAA — This is the highest rating assigned by Fitch, denoting the lowest expectation of default risk relative to other issues or issuers. This rating is assigned only to issues or issuers with an exceptionally strong capacity for payment of financial commitments that is highly unlikely to be adversely affected by foreseeable events.

•

AA — This rating is assigned to issues or issuers that present very low default risk and have a very strong capacity for payment of financial commitments that is not significantly vulnerable to foreseeable events.

•

A — This rating is assigned to issues or issuers that present a low default risk and have a strong capacity for payment of financial commitments; however, this capacity may be more vulnerable to adverse business or economic conditions than higher rated issues or issuers.

•

BBB — This rating indicates expectations of default risk are currently low. Issues or issuers assigned this rating have an adequate capacity for payment of financial commitments; however, adverse business or economic conditions are more likely to impair this capacity.

•	BB — This rating indicates an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

•

B — This rating indicates a material default risk is present but a limited margin of safety remains. Financial commitments are being met but the capacity for continued payment is vulnerable to deterioration in the business and economic environment.

•	CCC — This rating is assigned to issues or issuers with a substantial credit risk, and default is a real possibility.

•	CC — This rating is assigned to issues or issuers with very high levels of credit risk, and default of some kind appears probable.

•	C — This rating is assigned to issues or issuers with exceptionally high levels of credit risk, and default is imminent or inevitable, or the issuer is in standstill.

•

RD — This rating indicates that, in Fitch’s opinion, an issuer has experienced an uncured default but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased business.

•

D — This rating indicates that, in Fitch’s opinion, an issuer has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or has otherwise ceased business.

PLUS (+) or MINUS (-) — The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

APPENDIX C

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

AXA Equitable Funds Management Group, LLC (The “Manager”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012.						Presented below for each of the categories is the number of accounts and the total assts in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
All Asset Aggressive — Alt 25 Portfolio
Kenneth Kozlowski	90	$126.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
All Asset Growth — Alt 20 Portfolio
Kenneth Kozlowski	90	$126.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
All Asset Moderate Growth — Alt 15 Portfolio
Kenneth Kozlowski	90	$126.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
ATM International Portfolio
Kenneth Kozlowski	90	$124.2 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$124.2 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$124.2 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
ATM Large Cap Portfolio
Kenneth Kozlowski	90	$122.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$122.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$122.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
ATM Mid Cap Portfolio
Kenneth Kozlowski	90	$126.1 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.1 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.1 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (The “Manager”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012.						Presented below for each of the categories is the number of accounts and the total assts in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
ATM Small Cap Portfolio
Kenneth Kozlowski	90	$125.5 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$125.5 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$125.5 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
AXA Aggressive Strategy Portfolio
Kenneth Kozlowski	90	$126.4 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.4 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.4 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
AXA Balanced Strategy Portfolio
Kenneth Kozlowski	90	$125.1 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$125.1 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$125.1 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
AXA Conservative Growth Strategy Portfolio
Kenneth Kozlowski	90	$125.8 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$125.8 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$125.8 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
AXA Conservative Strategy Portfolio
Kenneth Kozlowski	90	$126.1 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.1 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.1 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
AXA Growth Strategy Portfolio
Kenneth Kozlowski	90	$125.4 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$125.4 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$125.4 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
AXA Moderate Growth Strategy Portfolio
Kenneth Kozlowski	90	$123.2 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$123.2 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$123.2 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (The “Manager”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012.						Presented below for each of the categories is the number of accounts and the total assts in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Tactical Manager 400 Portfolio
Kenneth Kozlowski	90	$126.4 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.4 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.4 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
AXA Tactical Manager 500 Portfolio
Kenneth Kozlowski	90	$123.9 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$123.9 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$123.9 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
AXA Tactical Manager International Portfolio
Kenneth Kozlowski	90	$125.8 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$125.8 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$125.8 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
AXA Tactical Manager 2000 Portfolio
Kenneth Kozlowski	90	$125.7 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$125.7 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$125.7 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
AXA Ultra Conservative Strategy Portfolio
Kenneth Kozlowski	90	$126.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio
Kenneth Kozlowski	90	$126.0 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.0 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.0 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/AllianceBernstein Short-Term Bond Portfolio
Kenneth Kozlowski	90	$126.1 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.1 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.1 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (The “Manager”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012.						Presented below for each of the categories is the number of accounts and the total assts in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/AllianceBernstein Short Duration Government Bond Portfolio
Kenneth Kozlowski	90	$126.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/AllianceBernstein Small Cap Growth Portfolio
Kenneth Kozlowski	90	$124.7 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$124.7 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$124.7 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/AXA Franklin Small Cap Value Core Portfolio
Kenneth Kozlowski	90	$126.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/BlackRock Basic Value Equity Portfolio
Kenneth Kozlowski	90	$124.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$124.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$124.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Boston Advisors Equity Income Portfolio
Kenneth Kozlowski	90	$125.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$125.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$125.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Calvert Socially Responsible Portfolio
Kenneth Kozlowski	90	$126.5 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.5 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.5 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Capital Guardian Research Portfolio
Kenneth Kozlowski	90	$125.4 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$125.4 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$125.4 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (The “Manager”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012.						Presented below for each of the categories is the number of accounts and the total assts in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Common Stock Index Portfolio
Kenneth Kozlowski	90	$121.8 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$121.8 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$121.8 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Core Bond Index Portfolio
Kenneth Kozlowski	90	$120.0 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$120.0 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$120.0 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Davis New York Venture Portfolio
Kenneth Kozlowski	90	$126.2 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.2 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.2 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Emerging Markets Equity PLUS Portfolio
Kenneth Kozlowski	90	$126.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Equity 500 Index Portfolio
Kenneth Kozlowski	90	$123.5 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$123.5 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$123.5 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Equity Growth PLUS Portfolio
Kenneth Kozlowski	90	$125.0 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$125.0 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$125.0 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Franklin Core Balanced Portfolio
Kenneth Kozlowski	90	$125.4 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$125.4 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$125.4 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (The “Manager”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012.						Presented below for each of the categories is the number of accounts and the total assts in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Franklin Templeton Allocation Portfolio
Kenneth Kozlowski	90	$125.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$125.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$125.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/GAMCO Mergers and Acquisitions Portfolio
Kenneth Kozlowski	90	$126.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/GAMCO Small Company Value Portfolio
Kenneth Kozlowski	90	$124.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$124.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$124.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Global Bond PLUS Portfolio
Kenneth Kozlowski	90	$125.8 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$125.8 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$125.8 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Global Multi-Sector Equity Portfolio
Kenneth Kozlowski	90	$124.5 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$124.5 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$124.5 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/High Yield Bond Portfolio
Kenneth Kozlowski	90	$126.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Intermediate Government Bond Portfolio
Kenneth Kozlowski	90	$119.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$119.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$119.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (The “Manager”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012.						Presented below for each of the categories is the number of accounts and the total assts in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/International Core PLUS Portfolio
Kenneth Kozlowski	90	$125.4 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$125.4 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$125.4 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/International Equity Index Portfolio
Kenneth Kozlowski	90	$125.1 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$125.1 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$125.1 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/International ETF Portfolio
Kenneth Kozlowski	90	$126.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/International Value PLUS Portfolio
Kenneth Kozlowski	90	$125.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$125.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$125.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Invesco Comstock Portfolio
Kenneth Kozlowski	90	$126.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/JPMorgan Value Opportunities Portfolio
Kenneth Kozlowski	90	$126.2 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.2 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.2 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Large Cap Core PLUS Portfolio
Kenneth Kozlowski	90	$126.0 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.0 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.0 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (The “Manager”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012.						Presented below for each of the categories is the number of accounts and the total assts in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Large Cap Growth Index Portfolio
Kenneth Kozlowski	90	$125.5 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$125.5 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$125.5 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Large Cap Growth PLUS Portfolio
Kenneth Kozlowski	90	$124.7 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$124.7 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$124.7 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Large Cap Value Index Portfolio
Kenneth Kozlowski	90	$126.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Large Cap Value PLUS Portfolio
Kenneth Kozlowski	90	$123.7 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$123.7 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$123.7 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Lord Abbett Large Cap Core Portfolio
Kenneth Kozlowski	90	$126.4 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.4 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.4 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/MFS International Growth Portfolio
Kenneth Kozlowski	90	$125.0 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$125.0 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$125.0 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Mid Cap Index Portfolio
Kenneth Kozlowski	90	$125.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$125.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$125.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (The “Manager”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012.						Presented below for each of the categories is the number of accounts and the total assts in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Mid Cap Value PLUS Portfolio
Kenneth Kozlowski	90	$124.9 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$124.9 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$124.9 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Money Market Portfolio
Kenneth Kozlowski	90	$125.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$125.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$125.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Montag & Caldwell Growth Portfolio
Kenneth Kozlowski	90	$126.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.3 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Morgan Stanley Mid Cap Growth Portfolio
Kenneth Kozlowski	90	$125.8 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$125.8 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$125.8 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Mutual Large Cap Equity Portfolio
Kenneth Kozlowski	90	$125.9 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$125.9 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$125.9 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Natural Resources PLUS Portfolio
Kenneth Kozlowski	90	$126.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Oppenheimer Global Portfolio
Kenneth Kozlowski	90	$126.2 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.2 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.2 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (The “Manager”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012.						Presented below for each of the categories is the number of accounts and the total assts in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/PIMCO Global Real Return Portfolio
Kenneth Kozlowski	90	$126.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/PIMCO Ultra Short Bond Portfolio
Kenneth Kozlowski	90	$123.4 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$123.4 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$123.4 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Quality Bond PLUS Portfolio
Kenneth Kozlowski	90	$125.8 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$125.8 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$125.8 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Real Estate PLUS Portfolio
Kenneth Kozlowski	90	$126.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.6 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Small Company Index Portfolio
Kenneth Kozlowski	90	$125.7 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$125.7 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$125.7 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/T. Rowe Price Growth Stock Portfolio
Kenneth Kozlowski	90	$125.7 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$125.7 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$125.7 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Templeton Global Equity Portfolio
Kenneth Kozlowski	90	$125.9 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$125.9 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$125.9 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A

AXA Equitable Funds Management Group, LLC (The “Manager”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Manager managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/UBS Growth and Income Portfolio
Kenneth Kozlowski	90	$126.5 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$126.5 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$126.5 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Wells Fargo Omega Growth Portfolio
Kenneth Kozlowski	90	$125.7 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	90	$125.7 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	90	$125.7 Billion	3	$608 Million	0	N/A	0	N/A	0	N/A	0	N/A

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category below as of July 31, 2013						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
All Asset Aggressive – Alt 50 Portfolio
Kenneth T. Kozlowski	91	$132 Billion	3	$624 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	91	$132 Billion	3	$624 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	91	$132 Billion	3	$624 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
All Asset Aggressive – Alt 75 Portfolio
Kenneth T. Kozlowski	91	$132 Billion	3	$624 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	91	$132 Billion	3	$624 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	91	$132 Billion	3	$624 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
AXA SmartBetaTM Equity Portfolio
Kenneth T. Kozlowski	91	$132 Billion	3	$624 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	91	$132 Billion	3	$624 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	91	$132 Billion	3	$624 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category below as of July 31, 2013						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Convertible Securities Portfolio
Kenneth T. Kozlowski	91	$132 Billion	3	$624 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	91	$132 Billion	3	$624 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	91	$132 Billion	3	$624 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Energy ETF Portfolio
Kenneth T. Kozlowski	91	$132 Billion	3	$624 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	91	$132 Billion	3	$624 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	91	$132 Billion	3	$624 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Low Volatility Global ETF Portfolio
Kenneth T. Kozlowski	91	$132 Billion	3	$624 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	91	$132 Billion	3	$624 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	91	$132 Billion	3	$624 Million	0	N/A	0	N/A	0	N/A	0	N/A
Adam Cohen	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Manager has a greater financial incentive, such as a performance fee account. The Manager has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

In addition, registered investment companies for which the Portfolio Managers serve as the portfolio manager are generally structured as a “fund of funds,” which invest in other registered investment companies for which the Manager serves as the investment manager and/or in registered investment companies that are exchange-traded funds (“ETFS”). Each Portfolio Manager also serves as a portfolio manager to allocated portions which invest in ETFs for certain portfolios that are not “fund of funds”. None of these portfolios or allocated portions is subject to an advisory fee that is based on the performance of the portfolio or allocated portion. Given the structure of these portfolios and allocated portions and the absence of performance-based advisory fee, as well as the lack of any impact of portfolio performance on individual portfolio manager’s compensation as further described below, each Portfolio Manager is not, as a general matter and in relation to these portfolios or allocated portions, subject to the potential conflicts of interest that may arise in connection with his management of the Portfolios, on the one hand, and the other portfolios and allocated portions, on the other, such as material differences in the investment strategies or allocation of investment opportunities.

Compensation as of December 31, 2012 and July 31, 2013

Because each Portfolio Manager serves as officer and employee of the Manager and their respective roles are not limited to serving as the portfolio manager of the Funds and other accounts they manage their compensation is based on the Manager’s compensation program as it applies to the firm’s officers in general. The Manager’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation, granted in the form of stock options, restricted stocks, and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Shares of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001 - $1,000,000	over $1,000,000
All Asset Aggressive — Alt 25 Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
All Asset Growth — Alt 20 Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
All Asset Moderate Growth — Alt 15 Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
ATM International Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
ATM Large Cap Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
ATM Mid Cap Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001 - $1,000,000	over $1,000,000
ATM Small Cap Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
AXA Aggressive Strategy Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
AXA Balanced Strategy Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
AXA Conservative Growth Strategy Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
AXA Conservative Strategy Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
AXA Growth Strategy Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
AXA Moderate Growth Strategy Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
AXA Tactical Manager 400 Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
AXA Tactical Manager 500 Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
AXA Tactical Manager International Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
AXA Tactical Manager 2000 Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001 - $1,000,000	over $1,000,000
AXA Ultra Conservative Strategy Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/AllianceBernstein Short-Term Bond Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/AllianceBernstein Short Duration Government Bond Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/AllianceBernstein Small Cap Growth Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas		X
EQ/AXA Franklin Small Cap Value Core Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/BlackRock Basic Value Equity Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Boston Advisors Equity Income Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Calvert Socially Responsible Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Capital Guardian Research Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Common Stock Index Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001 - $1,000,000	over $1,000,000
EQ/Core Bond Index Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Davis New York Venture Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Emerging Markets Equity PLUS Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Equity 500 Index Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Equity Growth PLUS Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Franklin Core Balanced Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Franklin Templeton Allocation Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/GAMCO Mergers and Acquisitions Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/GAMCO Small Company Value Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas			X
EQ/Global Bond PLUS Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Global Multi-Sector Equity Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001 - $1,000,000	over $1,000,000
EQ/High Yield Bond Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Intermediate Government Bond Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/International Core PLUS Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/International Equity Index Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/International ETF Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/International Value PLUS Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Invesco Comstock Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/JPMorgan Value Opportunities Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Large Cap Core PLUS Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Large Cap Growth Index Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Large Cap Growth PLUS Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001 - $1,000,000	over $1,000,000
EQ/Large Cap Value Index Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Large Cap Value PLUS Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Lord Abbett Large Cap Core Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/MFS International Growth Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas		X
EQ/Mid Cap Index Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Mid Cap Value PLUS Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Money Market Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Montag & Caldwell Growth Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Morgan Stanley Mid Cap Growth Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Mutual Large Cap Equity Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Natural Resources PLUS Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001 - $1,000,000	over $1,000,000
EQ/Oppenheimer Global Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/PIMCO Global Real Return Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/PIMCO Ultra Short Bond Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Quality Bond PLUS Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Real Estate PLUS Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Small Company Index Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/T. Rowe Price Growth Stock Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Templeton Global Equity Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/UBS Growth and Income Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
EQ/Wells Fargo Omega Growth Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

Ownership of Shares of the Funds as of July 31, 2013

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
All Asset Aggressive — Alt 50 Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
All Asset Aggressive — Alt 75 Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
AXA SmartBeta™ Equity Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
EQ/Convertible Securities Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
EQ/Energy ETF Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X
EQ/Low Volatility Global ETF Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Adam Cohen	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

AllianceBernstein L.P. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Small Company Index
Judith DeVivo	25	$15.4 Billion	180	$11.0 Billion	82	$27.7 Billion	0	N/A	0	N/A	0	N/A
EQ/Common Stock Index
Judith DeVivo	25	$11.5 Billion	180	$11.0 Billion	82	$27.7 Billion	0	N/A	0	N/A	0	N/A
EQ/International Equity Index
Judith DeVivo	25	$15.7 Billion	180	$11.0 Billion	82	$27.7 Billion	0	N/A	0	N/A	0	N/A
EQ/Large Cap Growth Index
Judith DeVivo	25	$15.2 Billion	180	$11.0 Billion	82	$27.7 Billion	0	N/A	0	N/A	0	N/A
EQ/Equity 500 Index
Judith DeVivo	25	$13.1 Billion	180	$11.0 Billion	82	$27.7 Billion	0	N/A	0	N/A	0	N/A
EQ/AllianceBernstein Small Cap Growth
Bruce Aronow	29	$2.6 Billion	29	$147 Million	27	$2.5 Billion	0	N/A	0	N/A	3	N/A
Samantha Lau	29	$2.6 Billion	29	$147 Million	27	$2.5 Billion	0	N/A	0	N/A	3	N/A
Kumar Kirpalani	29	$2.6 Billion	29	$147 Million	27	$2.5 Billion	0	N/A	0	N/A	3	N/A
Wen-Tse Tseng	29	$2.6 Billion	29	$147 Million	27	$2.5 Billion	0	N/A	0	N/A	3	$315 Million
Joshua Lisser	25	$15.3 Billion	180	$11.03 Billion	82	$27.7 Billion	0	N/A	0	N/A	0	N/A
EQ/AllianceBernstein Dynamic Wealth Strategies
Seth Masters	59	$20.8 Billion	210	$23.1 Billion	54	$15.0 Billion	0	N/A	2	167 Million	1	$32 Million
Daniel J. Loewy	54	$13.4 Billion	62	$16.4 Billion	33	$11.6 Billion	0	N/A	0	N/A	0	N/A
EQ/AllianceBernstein Short-Term Bond
Michael L. Mon	48	$22.0 Billion	238	$19.8 Billion	158	$62.7 Billion	0	N/A	2	$200 Million	5	$3.0 Billion
EQ/AllianceBernstein Short Duration Government Bond
Jon P. Denfeld	15	$8.3 Billion	42	$758 Million	140	$ 12.1 Billion	0	N/A	1	$80 Million	1	$390 Million
Shawn E. Deegan	11	$10.4 Billion	42	$12.1 Billion	192	$66.3 Billion	0	N/A	0	N/A	2	$2.8 Billion
Alison M. Martier	7	$7.4 Billion	29	$ 151 Million	48	$5.7 Billion	0	N/A	0	N/A	0	N/A
Doug Peebles	54	$26.8 Billion	116	$63.5 Billion	404	$110.8 Billion	0	N/A	3	$280 Million	8	$6.2 Billion
Greg Wilensky	40	$10.0 Billion	62	$941 Million	145	$12.2 Billion	0	N/A	1	$80 Million	1	$390 Million
Michael L. Mon	49	$22.5 Billion	238	$19.8 Billion	158	$62.7 Billion	0	N/A	2	$200 Million	5	$3.0 Billion

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Quality Bond PLUS (“Fund”)
Greg Wilensky	39	$9.8 Billion	62	$941 Million	145	$12.2 Billion	0	N/A	1	$80 Million	1	$390 Million
Michael L. Mon	48	$21.9 Billion	238	$19.8 Billion	158	$62.7 Billion	0	N/A	2	$200 Million	5	$3.0 Billion

Description of any Material Conflicts

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation for the fiscal year completed December 31, 2012

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year to year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Incentive Compensation Awards Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s publicly traded units for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.[1]

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Securities of the Funds as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/Small Company Index
Judith DeVivo	X
EQ/Common Stock Index
Judith DeVivo	X
EQ/International Equity Index
Judith DeVivo	X
EQ/Large Cap Growth Index
Judith DeVivo	X
EQ/Equity 500 Index
Judith DeVivo	X
EQ/AllianceBernstein Small Cap Growth
Bruce Aronow	X
Samantha Lau	X
Kumar Kirpalani	X
Wen-Tse Tseng	X
Joshua Lisser	X
EQ/AllianceBernstein Dynamic Wealth Strategies
Seth Masters	X
Daniel J. Loewy	X
EQ/AllianceBernstein Short-Term Bond
Greg Wilensky	X
EQ/AllianceBernstein Short Duration Government Bond
Jon P. Denfeld	X
Shawn E. Deegan	X
Alison M. Martier	X
Doug Peebles	X
Greg Wilensky	X
Michael L. Mon	X
EQ/Quality Bond PLUS Portfolio
Greg Wilensky	X
Michael L. Mon	X

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/BlackRock Basic Value Equity (“Portfolio”) BlackRock Investment Management LLC (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2012.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Carrie King	8	$5.03 Billion	4	$1.97 Billion	0	N/A	0	N/A	0	N/A	0	N/A
Bartlett Geer, CFA	8	$5.03 Billion	4	$1.97 Billion	0	N/A	0	N/A	0	N/A	0	N/A

Description of any material conflicts

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Ms. King and Mr. Geer may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2012

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock. Mr. Geer’s compensation has been guaranteed during the first year of his employment.

Base compensation.    Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmark for the Fund and other accounts is the Lipper Large-Cap Value Fund Classification.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Ms. King has received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other compensation benefits.    In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Mr. Geer and Ms. King are each eligible to participate in these plans.

Ownership of Securities of the Portfolio as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001-$500,000	$500,001 - $1,000,000	over $1,000,000
Carrie King	X
Bartlett Geer, CFA	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Boston Advisors LLC (“Adviser”) EQ/Boston Advisors Equity Income
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Michael J. Vogelzang	1	$33 Million	6	$134 Million	190	$386 Million	0	N/A	0	N/A	0	N/A
Douglas Riley	0	$0	6	$134 Million	13	$74 Million	0	N/A	0	N/A	0	N/A
David Hanna	1	$33 Million	0	$0	100	$79 Million	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

While the Adviser does not perceive any actual conflicts of interest that are material to the Fund, potential conflicts of interest may exist as a result of the Adviser’s management of multiple accounts, allocating investments among such accounts, personal trading activities of the members of the portfolio management team and permissible use of soft dollars.

The Adviser manages multiple separately managed accounts for institutional and individual clients (“Accounts”), each of which may have distinct investment objectives and strategies, some similar to the Fund and others different. At times the Adviser may determine that an investment opportunity may be appropriate for only some Accounts or may decide that certain of the Accounts should take differing positions with respect to a particular security. In these cases, the Adviser may place separate transactions for one or more separate Accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one Account over another, including the Fund. The Adviser may receive a greater advisory fee for managing an Account than received for advising the Fund which may create an incentive to allocate more favorable transactions to such Accounts. The Adviser may, from time to time, recommend an Account purchase shares of the Fund. The Adviser or Adviser’s affiliates may buy or sell for itself, or other Accounts, investments that it recommends on behalf of the Fund. Consistent with its duty to seek best execution, the Adviser selects the broker with whom to execute transactions on behalf of the Fund. The Adviser utilizes soft dollars whereby it may purchase research and services using commission dollars generated by the Fund. Often, the research and services purchased using the Fund’s commissions benefit other Accounts of the Adviser. Soft dollars may create an actual or perceived conflict of interest whereas the Adviser may have an incentive to initiate more transactions to generate soft dollar credits or may select only those brokers willing to offer soft dollar credits when placing transactions for the Fund.

The Adviser has adopted a trade aggregation policy which requires that all clients be treated equitably and compliance policies and procedures. The trade aggregation policy and compliance policies and procedures are designed to detect the types of conflicts of interest described above. However, there is no guarantee that such procedures will always detect or prevent every situation in which an actual or perceived conflict of interest may arise.

Compensation for the fiscal year completed December 31, 2012

All of Boston Advisors, LLC institutional portfolio managers, with the exception of Michael J. Vogelzang, are compensated with a base salary based on market rate, a bonus and equity participation.

Bonus is based on a percent of salary subject to achievement of internally established goals and relative performance of composite products managed by the institutional portfolio manager as measured against industry peer group rankings established by Evestment Alliance. Performance is account weighted, time weighted and evaluated on a pre-tax, annual basis. Discretionary bonuses may also be given. The method used to determine the portfolio manager’s compensation does not differ with respect to distinct institutional products managed by institutional portfolio managers. Regarding the compensation of Michael J. Vogelzang, as President of the Adviser and largest shareholder, his compensation is approved by the Board of Directors and is influenced by firm profitability, achieving general investment performance objectives and reaching certain business targets.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Michael J. Vogelzang	X
Douglas Riley	X
David Hanna	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Calvert Socially Responsible (“Fund”) Calvert Investment Management, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Natalie Trunow	10	$1.57 Billion	5	$136 Million	7	$35 Million	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Because the Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those potential conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The Portfolio Manager for the Portfolio is aware of and abides by the Advisor’s trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. The Portfolio relies on a pro rata allocation methodology that considers such factors as account size, investment objective, holdings, suitability and availability of cash for investment. In addition, performance dispersion among accounts employing similar investment strategy but with different fee structures is periodically examined by the Adviser to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.

Compensation for the fiscal year completed December 31, 2012

Compensation with Respect to Management of Calvert Balanced and Other Accounts

as of December 31, 2012

Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus (cash)	Calvert	Paid annually. Based on quantitative formula linked to long- and short-term corporate financial performance (i.e., net earnings) of Calvert Investments, Inc., parent of the Advisor, long- and short-term performance of Funds overseen, relative to Fund benchmarks, and growth in Fund assets. Also based on qualitative factors, such as ability to work well with other members of the investment team.
Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Natalie Trunow	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Capital Guardian Research (“Fund”) Capital Guardian Trust Company (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012[1]						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Cheryl E. Frank	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Carlos Schonfeld	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

[1]	Personal brokerage accounts of portfolio manager and their families are not reflected.

Description of any Material Conflicts

The Adviser has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, the Adviser believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

Compensation for the fiscal year completed December 31, 2012

Investment analysts are paid competitive salaries, a bonus that is directly tied to individual investment results and may participate in our profit sharing plan. Analysts also receive a subjective bonus that is based on their contribution to the research process. The relative mix of compensation represented by salary, bonuses and profit sharing will vary depending on the individual’s portfolio results, contributions to the organization and other factors. To encourage a long-term focus, the investment bonus is calculated by comparing pre-tax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average. Much greater weight is placed on the four-year and eight-year rolling averages. For investment analysts, benchmarks include both appropriate industry indices reflecting their areas of expertise and relevant market measures.

Research Portfolio Coordinators are compensated in the manner described above in their role as analyst. For the Portfolio, the relevant benchmarks for the Research Portfolio Coordinators include the S&P 500 Index and a customized Growth and Income index based on Lipper Growth and Income Funds Index.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Cheryl E. Frank	X
Carlos Schonfeld	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Convertible Securities Portfolio (“Fund”) Palisade Capital Management, L.L.C. (“Palisade”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of July 31, 2013						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Elliot B. Stiefel, CFA®	0	N/A	1	$213.9 Million	6	$419.3 Million	0	N/A	1	$213.9 Million	1	$102.1 Million
William W. Lee	0	N/A	0	N/A	5	$317.2 Million	0	N/A	0	N/A	0	N/A

PALISADE CAPITAL MANAGEMENT, L.L.C.

Description of any material conflicts

Like every investment adviser, Palisade is confronted with conflicts of interest when providing investment management services to multiple accounts with different fee structures. Palisade receives both asset-based and performance-based fees for managing other accounts in the same strategy as the Fund. Palisade has adopted and implemented policies and procedures intended to address conflicts of interest relating to the management of multiple accounts, including accounts with multiple fee arrangements, and the allocation of investment opportunities.

Palisade generally employs a “block” trading and pro-rata allocation procedure to avoid conflicts between similarly managed accounts. Palisade reviews investment decisions for the purpose of ensuring that all accounts with substantially similar investment objectives are treated equitably. The performance of similarly managed accounts is also regularly compared to determine whether there are any unexplained significant discrepancies. In addition, Palisade’s procedures relating to the allocation of investment opportunities require that similarly managed accounts participate in investment opportunities pro rata based on asset size, using equivalent investment weightings, giving consideration to client restrictions, liquidity requirements, and available cash in the accounts, and require that, to the extent orders are aggregated, the client orders are price-averaged. Finally, Palisade’s procedures require the objective allocation for limited opportunities (such as initial public offerings and private placements) to ensure fair and equitable allocation among accounts. These areas are monitored by Palisade’s Chief Compliance Officer and the entire Palisade compliance department.

Palisade has a Conflicts of Interest Committee to address any potential conflicts among its investment portfolios. Whenever a portfolio manager, analyst, or trader has a question concerning a conflict regarding allocation of investment opportunities, such conflict is directed to a member of the Committee. The available members of the Committee can meet or conference quickly to resolve such issues.

Compensation for the period ended July 31, 2013

Palisade’s Convertible Securities Portfolio Managers’ compensation is comprised of the following components:

•	Base Salary. Each Portfolio Manager is paid a fixed base salary.

•	Incentive Compensation. The Convertible Securities team’s incentive compensation pool is based on three factors:

1.	First, the current year fee income paid to Palisade from all of its Convertible Securities clients;

2.	Second, the performance of the Convertible Securities strategy against the strategy’s benchmark index (i.e., the Bank of America/Merrill Lynch All US Convertibles Index) over both one- and three-year periods; and

3.	Third, 20% of the annual incentive compensation is deferred for all of the members of the Convertibles team, and this deferred amount is invested in Palisade’s Convertible Arbitrage strategy (via the Palisade Strategic Fund (which executes a convertible arbitrage investment strategy)) to directly align the team’s interests with those of Palisade’s clients. This deferred bonus vests 50% per year for two years and is forfeited should a team member terminate his or her employment with Palisade.

By tying incentive compensation to the Convertible Securities strategy’s revenues, the interests of the investment professionals on the Convertible Securities team are directly aligned with those of Palisade’s clients. Strong performance should yield increased assets and revenue, which in turn will translate into additional potential reward for the team. Further, tying incentive compensation to performance vs. the benchmark over both one- and three- year periods ensures that the team’s objectives are aligned with those of Palisade’s clients over longer time periods.

•	Discretionary Bonuses. Portfolio Managers may receive additional discretionary bonuses tied to the performance of Palisade, the team, and/or the individual.

Ownership of Shares of the Fund as of July 31, 2013

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000
Elliot B. Stiefel, CFA®	X
William W. Lee	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Davis New York Venture (“Fund”) Davis Selected Advisers, L.P. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Christopher C. Davis	20	$14.13 Billion	11	$469 Million	74	$2.42 Billion	0	N/A	0	N/A	0	N/A
Kenneth Charles Feinberg	18	$15.48 Billion	6	$193 Million	65	$2.41 Billion	0	N/A	0	N/A	0	N/A

*	Managed money/wrap accounts have been counted at the sponsor level.

Description of any Material Conflicts

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and/or other accounts are presented with the following potential conflicts:

The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment weightings that are used in connection with the management of the portfolios.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for the portfolios, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.
Finally, substantial investment of the Adviser or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, the Adviser has adopted policies and procedures intended to ensure that all clients are treated fairly over time. The Adviser does not receive an incentive based fee on any account.

Compensation for the fiscal year completed December 31, 2012

Kenneth Feinberg’s compensation for services provided to the Adviser consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in the Adviser’s profits, (iii) awards of equity

(“Units”) in the Adviser including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby the Adviser purchases shares in selected funds managed by the Adviser. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper.

Christopher Davis’ compensation for services provided to the Adviser consists of a base salary. The Adviser’s portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Christopher C. Davis	X**
Kenneth Charles Feinberg	X**

**	Both Christopher C. Davis and Kenneth C. Feinberg have over $1 million invested in the Davis Funds which are managed in a similar fashion as the EQ/Davis New York Venture Portfolio.

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

GAMCO Asset Management Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/GAMCO Mergers and Acquisitions
Mario J. Gabelli	26	$19 Billion	15	$542 Million	1,869	$14.7 Billion	8	$4.5 Billion	13	$534 Million	19	$1.6 Billion
EQ/GAMCO Small Company Value
Mario J. Gabelli	26	$16.9 Billion	15	$542 Million	1,869	$14.7 Billion	8	$4.5 Billion	13	$534 Million	19	$1.6 Billion

Description of any Material Conflicts

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention.    Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.

Allocation of Limited Investment Opportunities.    If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.

Pursuit of Differing Strategies.    At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

Selection of Broker/Dealers.    Because of the portfolio manager’s position with an affiliated broker/dealer and his indirect majority ownership interest in such affiliate, he may have an incentive to use the affiliate to execute portfolio transactions for the Fund even if using the affiliate is not in the best interest of the Fund.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation (and expenses) for the Fund are marginally greater as a percentage of assets than for certain other accounts and is less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance based accounts. In addition he has investment interests in several of the funds managed by the Adviser and its affiliates. The Adviser has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to identify and address every situation in which an actual or potential conflict may arise.

Compensation for the fiscal year completed December 31, 2012

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within GAMCO Investors, Inc. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Four closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus and no stock options.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/GAMCO Mergers and Acquisitions
Mario J. Gabelli	X
EQ/GAMCO Small Company Value
Mario J. Gabelli	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/JPMorgan Value Opportunities (“Fund”) J.P. Morgan Investment Management, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Aryeh Glatter	3	$1.8 Billion	2	$135 Million	4	$10 Million	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (JPMorgan)’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s or its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMorgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.

The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures designed to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation for the fiscal year completed December 31, 2012

J.P. Morgan Investment Management Inc. (JPMorgan)’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMorgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Aryeh Glatter	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Lord Abbett Large Cap Core (“Fund”) Lord, Abbett & Co. LLC (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Daniel H. Frascarelli	7	$7.2 Billion	1	$3.7 Million	4,398	$1.5 Billion	0	N/A	0	N/A	0	N/A
Randy M. Reynolds	7	$7.2 Billion	0	N/A	4,396	$1.4 Billion	0	N/A	0	N/A	0	N/A

*	Does not include $106.5 million for which Lord Abbett provides investment models to manage account sponsors.

Description of any Material Conflicts

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluations of Proprietary Research and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Fund. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio manager’s management of the investments of the Fund and the investments of the other accounts referenced in the table above.

Compensation for the fiscal year completed December 31, 2012

When used in this section, the term “fund” refers to the Fund, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within one or more of the Fund’s peer groups maintained by rating agencies, as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Daniel H. Frascarelli	X
Randy M. Reynolds, CFA	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/MFS International Growth (“Fund”) MFS Investment Management (“MFS” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David Antonelli	7	$7.1 Billion	9	$3.7 Billion	23	$6.8 Billion	0	N/A	0	N/A	0	N/A
Kevin Dwan	3	$3.0 Billion	4	$2.2 Billion	12	$3.7 Billion	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Potential Conflicts of Interest.    The MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. The Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Compensation for the fiscal year completed December 31, 2012

Compensation.    Portfolio manager compensation is reviewed annually. As of December 31, 2012, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2012, the following benchmarks were used to measure the portfolio manager’s performance for the Fund and/or comparable accounts

Portfolio Manager	Benchmark(s)
David A. Antonelli	MSCI EAFE (Europe, Australasia, Far East) Growth Index
Kevin Dwan	MSCI EAFE (Europe, Australasia, Far East) Growth Index

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that include performance of different indices for different portions of the time period may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the Adviser’s Equity Plan. Equity interests and/or options to acquire equity interests in the Adviser or its parent company are awarded by management, on a discretionary basis, taking into account tenure at the Adviser, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefits plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of the Adviser. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at the Adviser and salary level, as well as other factors.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
David Antonelli	X
Kevin Dwan	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Montag & Caldwell Growth (“Fund”) Montag & Caldwell, LLC. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ronald E. Canakaris	2	$4.3 Billion	0	N/A	3	$6 Million	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Since all of the Adviser’s large cap growth portfolios, including the Portfolio, have the same goals and objectives and the same holdings, barring any client restrictions, the Adviser believes there is no conflict arising from its handling of multiple large cap growth accounts. However, potential conflicts may arise when allocating investment opportunities among multiple accounts. The Adviser has written procedures in place that are reasonably designed to address these types of conflicts. Compensation is not based on the performance of individual client accounts but rather for the Adviser as a whole. The Code of Ethics governs personal trading by all employees and contains policies and procedures to ensure that Client interests are paramount.

Compensation for the fiscal year completed December 31, 2012

The Executive Committee of the Adviser, consisting of Ronald E. Canakaris — Chairman and Chief Investment Officer and William A. Vogel — President and Chief Executive Officer, determines the compensation levels of the Firm’s officer team. Overall compensation which includes salary and bonus is based on the success of the Adviser in achieving Clients’ investment objectives and providing excellent client service. The compensation levels for individual officers are subjectively determined by the Executive Committee which strives to be very fair to all officers and which is reflected in the long-term continuity of the team. In addition to his portfolio manager and executive responsibilities, Mr. Canakaris also serves as the Adviser’s Chief Investment Officer. Base salaries for Mr. Canakaris and all portfolio managers are a smaller percentage of overall compensation than are bonuses which are based on the profitability and overall success of Montag & Caldwell as a firm. None of his compensation is directly related to the size, progress or fees received from the management of the Portfolio or any other portfolios, so there is no conflict between portfolios, and he has no more incentive for one portfolio (or client) versus any other. The performance of Montag & Caldwell portfolios is normally evaluated versus either the S&P 500 or Russell 1000 Growth Indices. Account performance is evaluated on a pre-tax basis over one-year, three-year, five-year and ten-year periods.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Ronald E. Canakaris	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Morgan Stanley Mid Cap Growth Morgan Stanley Investment Management, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in billions)
Dennis Lynch	33	$16.89 Billion	4	$5.37 Billion	11	$1.04 Billion	0	N/A	0	N/A	0	N/A
David Cohen	33	$16.89 Billion	4	$5.37 Billion	11	$1.04 Billion	0	N/A	0	N/A	0	N/A
Sam Chainani	33	$16.89 Billion	4	$5.37 Billion	11	$1.04 Billion	0	N/A	0	N/A	0	N/A
Alexander Norton	33	$16.89 Billion	4	$5.37 Billion	11	$1.04 Billion	0	N/A	0	N/A	0	N/A
Jason Yeung	33	$16.89 Billion	4	$5.37 Billion	11	$1.04 Billion	0	N/A	0	N/A	0	N/A
Armistead Nash	33	$16.89 Billion	4	$5.37 Billion	11	$1.04 Billion	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Compensation for the fiscal year completed December 31, 2012

Portfolio Manager Compensation Structure: Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base salary compensation.    Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation.    In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Bonus.

•

Morgan Stanley’s Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions. All long term incentive compensation awards are subject to clawback provisions where awards can be cancelled if an employee takes any action, or omits to take any action which; causes a restatement of Morgan Stanley’s consolidated financial results; or constitutes a violation of Morgan Stanley’s risk policies and standards.

•

Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios. In addition to the clawbacks listed above for long term incentive compensation awards, the provision on IMAP awards is further strengthened such that it may also be triggered if an employee’s actions cause substantial financial loss on a trading strategy, investment, commitment or other holding provided that previous gains on those positions were relevant to the employees’ prior year compensation decisions.

•

Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.
•	The investment performance of the funds/accounts managed by the portfolio manager.
•	Contribution to the business objectives of the Adviser.
•	The dollar amount of assets managed by the portfolio manager.
•	Market compensation survey research by independent third parties.
•	Other qualitative factors, such as contributions to client objectives.
•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Dennis Lynch	X
David Cohen	X
Sam Chainani	X
Alexander Norton	X
Jason Yeung	X
Armistead Nash	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Oppenheimer Global (“Fund”) OppenheimerFunds, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Rajeev Bhaman, CFA	7	$14.33 Billion	2	$576 Million	1	$111 Million	0	N/A	0	N/A	0	N/A

*	Does not include personal accounts of portfolio managers and their families which are subject to the Code of Ethics.

Description of any Material Conflicts

As indicated above, a portfolio manager may also manage other funds and accounts. At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of the EQ/Oppenheimer Global (the “Fund”). At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example, a portfolio manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by OppeneheimerFunds, Inc. (the “Sub-Adviser”) have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Fund, the Sub-Adviser could have an incentive to favor the other fund or account.

However, the Sub-Adviser’s compliance procedures and Code of Ethics recognize the Sub-Adviser’s obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Compensation for the fiscal year completed December 31, 2012

Portfolio managers are employed and compensated by the Sub-Adviser, not the Fund. Under the Sub-Adviser’s compensation program for its portfolio managers and portfolio analysts, compensation is based primarily on the relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Sub-Adviser. This is intended to align the interests of the portfolio managers and analysts with the success of the funds and accounts of their shareholders. The Sub-Adviser’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. Portfolio manager compensation generally consists of three elements: a base salary, an annual bonus (comprised of both a formulaic performance component and a discretionary component) and eligibility to participate in long-term awards. Long-term award grants may consist of appreciation rights in regard to the common stock of the Sub-Adviser’s holding company parent, restricted shares of such common stock, as well as deferred investments in the fund(s) managed by a portfolio manager.

A portfolio manager’s compensation is not directly based on the total value of assets they manage; however, higher total compensation potential is likely to align with greater assets under management. The compensation structure is intended to be internally and externally equitable and serve to reduce potential conflict of interest arising from a portfolio manager’s responsibilities managing different funds or accounts. The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The formulaic performance component of the annual bonus is measured against the one, three and five year performance, or performance since inception, as applicable, of the fund(s) relative to an appropriate Morningstar peer group category selected by senior management of the Sub-Adviser. The compensation structure is weighted towards long-term performance of the funds which best aligns the interests of the portfolio manager and the shareholder. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. The annual discretionary bonus is determined by senior management of the Sub-Adviser and is based on a number of factors, including, management quality (such as style consistency, risk management, sector coverage, team leadership and coaching), contributions to marketing efforts and organizational development.

The compensation structure of other funds and/or accounts managed by a portfolio manager, if any, is generally the same as the compensation structure described above. A portfolio manager’s compensation with regard to other portfolios may be based on the performance of those portfolios compared to a peer group category that may be different from that described below.

The Morningstar peer group category for Mr. Bhaman with respect to the Fund is World Stock.

Ownership of Securities of the Funds as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Rajeev Bhaman, CFA	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Pacific Investment Management Company LLC (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/PIMCO Ultra Short Bond (“Fund”)
Jerome Schneider	10	$43 Billion	6	$5.5 Billion	37	$38.9 Billion	0	N/A	0	N/A	0	N/A
EQ/PIMCO Real Return (“Fund”)
Mihir P. Worah	26	$70 Billion	17	$11.6 Billion	58	$26.8 Billion	0	N/A	0	N/A	11	$2.8 Billion

Description of any Material Conflicts

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as a Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.    A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.    A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees.    A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

Compensation for the fiscal year completed December 31, 2012

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long-term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•

Base Salary — Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•

Performance Bonus — Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•

Equity or Long Term Incentive Compensation — Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the fund) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager.

Profit Sharing Plan.    Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/PIMCO Ultra Short Bond
Jerome Schneider	X
EQ/PIMCO Real Return
Mihir P. Worah	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

SSgA Funds Management, Inc. (“SSgA FM” or “Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Large Cap Value Index
John Tucker, CFA*	117	$120.8 Billion	248	$291.4 Billion	390	$381.6 Billion	0	N/A	0	N/A	0	N/A
Lynn Blake, CFA*	117	$120.8 Billion	248	$291.4 Billion	390	$381.6 Billion	0	N/A	0	N/A	0	N/A
EQ/Mid Cap Index
John Tucker, CFA*	117	$119.9 Billion	248	$291.4 Billion	390	$381.6 Billion	0	N/A	0	N/A	0	N/A
Lynn Blake, CFA*	117	$119.9 Billion	248	$291.4 Billion	390	$381.6 Billion	0	N/A	0	N/A	0	N/A

*	Please note that the assets are managed on a team basis. This table refers to accounts of the Global Equity Beta Solutions Team of State Street Global Advisors (“SSgA”). SSgA FM and other advisory affiliates of State Street Corporation make up SSgA, the investment arm of State Street Corporation.

Description of any Material Conflicts

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA

FM has processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation as of December 31, 2012.

The compensation of SSgA FM’s investment professionals is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSgA performance, and individual performance. Each year SSgA’s Global Human Resources department participates in compensation surveys in order to provide SSgA with critical, market-based compensation information that helps support individual pay decisions. Additionally, subject to State Street and SSgA business results, State Street allocates an incentive pool to SSgA to reward its employees. This pool is then allocated to the various functions within SSgA. The discretionary determination of the allocation amounts to business units is influenced by market-based compensation data, as well as the overall performance of the group. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

Ownership of Securities of the Funds as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/Large Cap Value Index
John Tucker, CFA	X
Lynn Blake, CFA	X
EQ/Mid Cap Index
John Tucker, CFA	X
Lynn Blake, CFA	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

AXA SmartBeta™ Equity Portfolio (“Fund”) AXA Rosenberg Investment Management LLC. (“AXA Rosenberg”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of July 31, 2013						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Gideon Smith	0	N/A	21	$4,149 Million	64	$17,812 Million	0	N/A	0	N/A	5	$1,288 Million
Will Jump	0	N/A	1	$10 Million	2	$234 Million	0	N/A	0	N/A	0	0
Kevin Chen	0	N/A	1	$47 Million	19	$1,829 Million	0	N/A	0	N/A	0	0

Description of any Material Conflicts

AXA Rosenberg strives to avoid conflicts of interest. We have implemented procedures to ensure that our trading, soft dollar, and directed brokerage policies are impartial and fair. All completed trades are systematically allocated to the accounts previously designated by the optimizer. If the full position that the optimizer recommends for purchase or sale (from the aggregation of individual account recommendations) is not executed, the partial position is allocated across accounts in proportion to each account’s recommended position.

The pool of soft dollar credits that accrues from trades on behalf of those clients that choose to participate in soft dollars is used only to purchase services that are beneficial to all clients’ accounts within a strategy. In evaluating directed brokerage arrangements, best execution will be the determinant of whether a trade goes to a certain broker or not; thus AXA Rosenberg cannot guarantee a fixed dollar amount of commission will be paid to a specific directed broker.

In addition, our Policy on Employee Trading and Insider Trading establishes specific procedures to preclude conflicts of interest and to ensure fair treatment for our clients. This policy is designed to ensure that no employee may trade for his or her personal account ahead of clients. AXA Rosenberg Group uses a proprietary personal trading application to provide an automated and streamlined mechanism for managing employees’ personal trading practices, in accordance with regulatory requirements, the Firm’s Code of Ethics, and regional Compliance Manuals. Integrated within the application is an automated cross-check of the requested covered security against real-time recommendations of the Firm’s investment modeling. Employees covered by the Policy are required to certify quarterly compliance with applicable regulatory requirements and regional Compliance Manuals. The firm does not trade on its own account.

Compensation

Compensation is not directly tied to the performance of the Funds. AXA Rosenberg’s total employee compensation package is a combination of financial and non-financial rewards. Our goal is to provide competitive overall compensation through financial rewards, which include base salary, discretionary bonus, long-term incentives and employee benefit programs. We do not compensate employees based on the performance of individual portfolios. Discretionary bonuses and long-term incentive awards vary depending on company and individual performance in any given year. We have long-term incentives in place for key professionals. Discretionary rewards are determined annually based on several factors including an individual’s performance and positive contribution to our culture. Core members of our research and investment teams may also receive annual long-term incentives as part of their total remuneration package.

Additionally, AXA Rosenberg provides market-competitive benefit packages to employees in each of our geographic locations. Non-financial awards include access to training and development programs, career development, opportunities for international assignments and work-life balance programs. For key investment professionals, our goal is to ensure competitive overall compensation that has a significant (25%+) long-term component. Because performance bonuses will vary significantly depending on individual company performance in any year, this percentage will vary significantly from year to year.

Ownership of Securities of the Funds as of July 31, 2013

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001 - $1,00,000	Over $1,000,000
Gideon Smith	X
Will Jump	X
Kevin Chen	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/T. Rowe Price Growth Stock (“Fund”) T. Rowe Price Associates, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
P. Robert Bartolo	9	$36.7 Billion	1	$956 Million	9	$1.4 Billion	0	N/A	0	N/A	0	N/A

T. ROWE PRICE ASSOCIATES, INC.

Description of any material conflicts

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations) offshore funds, and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation” section below, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Compensation for the fiscal year completed December 31, 2012

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and are the same as those presented to the directors of the Price Funds in their regular review of fund performance.

Performance is primarily measured on a pretax basis though tax efficiency is considered and is especially important for the Tax-Efficient Equity Fund. Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
P. Robert Bartolo	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/UBS Growth and Income (“Fund”) UBS Global Asset Management (Americas) Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ian McIntosh	7	$512 Million	5	$34 Million	4	$174 Million	0	N/A	0	N/A	0	N/A
Thomas J. Digenan	8	$769 Million	15	$1.5 Billion	17	$1.6 Billion	0	N/A	1	$49 Million	0	N/A

Description of any Material Conflicts

The portfolio management team’s management of the Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM has adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code will adequately address all such conflicts.

UBS AG (“UBS”) is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the Fund are engaged in businesses and have interests other than that of managing the Fund. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the Fund.

UBS Global AM may purchase or sell, or recommend for purchase or sale, for the Fund or its other accounts securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global AM may recommend to the Fund or its other clients, or purchase for the Fund or its other clients, securities of issuers in which UBS has an interest as described in this paragraph.

From time to time and subject to client approval, UBS Global AM may rely on certain affiliates to execute trades for the Fund or its other accounts. For each security transaction effected by UBS, UBS Global AM may compensate and UBS may retain such compensation for effecting the transaction, and UBS Global AM may receive affiliated group credit for generating such business.

Transactions undertaken by UBS or client accounts managed by UBS (“Client Accounts”) may adversely impact the Fund. UBS and one or more Client Accounts may buy or sell positions while the Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund.

Compensation for the fiscal year completed December 31, 2012

UBS Global Asset Management’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients.

The total compensation received by the portfolio managers and analysts at UBS Global Asset Management, including the Funds’ portfolio managers, has up to three basic components — a fixed component (base salary and benefits), a variable and discretionary cash component and, for employees whose total compensation exceeds a defined threshold, a variable and discretionary deferred component. These are described in more detail below:

•

The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and is monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their role.

•

Variable compensation is determined annually on a discretionary basis. It is correlated with the individual’s financial and non-financial contribution, as assessed through a rigorous performance assessment process, and on the performance of their respective function, UBS Global Asset Management and UBS as a whole. As its name implies, variable compensation is subject to change and, when over a defined total compensation threshold, deferral vehicles.

•

Variable deferred - employees may have a portion of their variable compensation deferred. Amounts deferred are delivered via two deferral vehicles – 75% in the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):

•

Global AM EOP awards vest over five years with one third of the award vesting in year two, one third in year three and one third in year five, subject to continued service. Through the Global AM EOP, all deferred awards are granted in the form of vehicles aligned to selected UBS Global Asset Management funds, known as Notional Funds (formerly known as Alternative Investment Vehicles or AIVs).

•	The DCCP is a new mandatory deferral plan introduced for performance year 2012. Awards under the DCCP vest 100% in year five, subject to continued service

UBS Global Asset Management believes that not only do these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.

UBS Global Asset Management strongly believes that aligning portfolio managers’ variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers' interests with those of the firm’s clients. The total annual variable compensation pool available for distribution is generally dependent on the overall profitability of UBS Group and UBS Global Asset Management.

The allocation of the variable compensation pool to each portfolio manager is linked to the investment performance of the assets such portfolio manager manages versus the relevant benchmark, or index and, where appropriate, peer strategies, over one and three years for Equities and Fixed Income and also over five years for Global Investment Solutions.

For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Ian McIntosh	X
Thomas J. Digenan	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Invesco Comstock (“Fund”) Invesco Advisers, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in billions)
Jason S. Leder	10	$16.67 Million	1	$119 Million	3,290	$428* Million	0	N/A	0	N/A	0	N/A
Kevin C. Holt	10	$16.67 Million	1	$119 Million	3,290	$428* Million	0	N/A	0	N/A	0	N/A
Devon E. Armstrong	10	$16.67 Million	1	$119 Million	3,290	$428* Million	0	N/A	0	N/A	0	N/A
James N. Warwick	10	$16.67 Million	1	$119 Million	3,290	$428* Million	0	N/A	0	N/A	0	N/A
Matthew Seinsheimer	10	$16.67 Million	1	$119 Million	3,290	$428* Million	0	N/A	0	N/A	0	N/A

*	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

Description of any Material Conflicts

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Invesco Funds.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

•

Invesco determines which broker to use to execute each order for securities transactions for the fund(s), consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for the Invesco Fund(s) in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund(s) or other account(s) involved.

•

Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation for the fiscal year completed December 31, 2012

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary.    Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus.    The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for Invesco’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds and accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[1]
Invesco[2,3]	One-, Three- and Five-year performance against Fund peer group.

1	Rolling time periods based on calendar year-end.

2	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Invesco Funds selected by the portfolio manager at the time the award is granted.

3

Portfolio Managers for Invesco Balanced Fund, Invesco Fundamental Value Fund, Invesco Large Cap Relative Value Fund, Invesco Mid-Cap Value Fund, Invesco U.S. Mid Cap Value Fund, Invesco Value Fund, Invesco Value II Fund, Invesco V.I. Select Dimensions Balanced Fund, Invesco V.I. Income Builder Fund, Invesco American Value Fund, Invesco Comstock Fund, Invesco Equity and Income Fund, Invesco Growth and Income Fund, Invesco Value Opportunities Fund,

Invesco Van Kampen V.I. Comstock Fund, Invesco Van Kampen V.I. Growth and Income Fund, Invesco Van Kampen V.I. Equity and Income Fund, Invesco Van Kampen V.I. Mid Cap Value Fund and Invesco Van Kampen V.I. Value Fund’s compensation is based on the one-, three- and five-year performance against the Fund’s peer group. Furthermore, for the portfolio manager(s) formerly managing the predecessor funds to the Invesco Funds in this footnote 3, they also have a ten-year performance measure.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Equity-Based Compensation.    Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Jason S. Leder	X
Kevin C. Holt	X
Devon E. Armstrong	X
James N. Warwick	X
Matthew Seinsheimer	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Wells Fargo Omega Growth (“Fund”) Wells Capital Management Inc (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Thomas J. Pence	16	$5.99 Billion	2	$66 Million	126	$ 4.99 Billion	0	N/A	0	N/A	1	$ 57 Million
Michael T. Smith	16	$5.99 Billion	2	$66 Million	126	$ 4.99 Billion	0	N/A	0	N/A	1	$57 Million

Description of any Material Conflicts

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation for the fiscal year completed December 31, 2012

The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Performance” sections of the Prospectuses.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Thomas J. Pence	X
Michael T. Smith	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/AXA Franklin Small Cap Value Core (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets
Franklin Advisory Services, LLC
William Lippman	13	$17.4 Billion	1	$616 Million	0	N/A	0	N/A	0	N/A	0	N/A
Bruce C. Baughman	14	$17.3 Billion	1	$616 Million	0	N/A	0	N/A	0	N/A	0	N/A
Margaret McGee	14	$16.8 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Steven R. Raineri	7	$5.0 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Donald G. Taylor	14	$17.4 Billion	1	$619 Million	0	N/A	0	N/A	0	N/A	0	N/A
BlackRock Investment Management, LLC
Christopher Bliss	57	$43.6 Billion	163	$415.7 Billion	91	$244.5 Billion	0	N/A	0	N/A	0	N/A
Edward Corallo	57	$43.6 Billion	177	$424.2 Billion	94	$248.7 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	240	$409.9 Billion	84	$60.6 Billion	1	$37.9 Billion	0	N/A	0	N/A	0	N/A

FRANKLIN ADVISORY SERVICES, LLC

Description of any Material Conflicts

Conflicts: The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The Adviser seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the Adviser and the Fund have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The Adviser and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation for the fiscal year completed December 31, 2012

The Adviser seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base Salary — Each portfolio manager is paid a base salary.

Annual Bonus — Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the Adviser. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the Adviser and/or other officers of the Adviser, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

Investment Performance — Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

Non-Investment Performance — The more qualitative contributions of a portfolio manager to the Adviser’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication are evaluated in determining the amount of any bonus award.

Responsibilities — The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional Long-Term Equity-Based Compensation — Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Securities of the Funds as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
William J. Lippman	X
Bruce C. Baughman, CPA	X
Margaret McGee	X
Donald G. Taylor, CPA	X
Steven R. Raineri	X

BLACKROCK INVESTMENT MANAGEMENT LLC

Description of any material conflicts

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2012

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources.

Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.     Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.    Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. Messrs. Bliss, Corallo and Savage performance is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Bliss, Corallo and Savage have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other compensation benefits.    In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Messrs. Bliss, Corallo and Savage are each eligible to participate in these plans.

Ownership of Securities of the Portfolio as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Christopher Bliss	X
Edward Corallo	X
Greg Savage	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Core Bond Index Portfolio (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
SSgA Funds Management, Inc. (“Adviser”)*
Mahesh Jayakumar, FRM	25	$36.3 Billion	62	$41 Billion	216	$116.3 Billion	0	N/A	0	N/A	0	N/A
Michael Brunell, CFA	25	$36.3 Billion	62	$41 Billion	216	$116.3 Billion	0	N/A	0	N/A	0	N/A

*	Please note that the assets are managed on a team basis. This table refers to accounts of the Fixed Income Team of State Street Global Advisors (“SSgA”). SSgA FM and other advisory affiliates of State Street Corporation make up SSgA, the investment arm of State Street Corporation.

SSgA FUNDS MANAGEMENT, INC.

Description of any Material Conflicts

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment maybe suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation as of December 31, 2012

The compensation of SSgA FM’s investment professionals is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSgA performance, and individual performance. Each year SSgA’s Global Human Resources department participates in compensation surveys in order to provide SSgA with critical, market-based compensation information that helps support individual pay decisions. Additionally, subject to State Street and SSgA business results, State Street allocates an incentive pool to SSgA to reward its employees. This pool is then allocated to the various functions within SSgA. The discretionary determination of the allocation amounts to business units is influenced by market-based compensation data, as well as the overall performance of the group. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,000-$1,000,000	over $1,000,000
Mahesh Jayakumar, FRM	X
Michael Brunell, CFA	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Emerging Markets Equity PLUS (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EARNEST Partners, LLC
Paul Viera	18	$3.45 Billion	21	$1.21 Billion	197	$11.76 Billion	0	N/A	0	N/A	6	$653 Million
AllianceBernstein L.P.
Judith DeVivo	26	$16.2 Billion	180	$11.0 Billion	82	$27.7 Billion	0	N/A	0	N/A	0	N/A
Joshua Lisser	26	$16.2 Billion	180	$11.0 Billion	82	$27.7 Billion	0	N/A	0	N/A	0	N/A
Ben Sklar	26	$16.2 Billion	180	$11.0 Billion	82	$27.7 Billion	0	N/A	0	N/A	0	N/A

EARNEST Partners, LLC

Description of any Material Conflicts

The Adviser may be responsible for managing one or more Funds in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. The Adviser may manage other client accounts which may have higher fee arrangements than the Fund(s) and/or may also have performance-based fees. Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.

The Adviser seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a fair and equitable manner. The Adviser has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, the Adviser manages client accounts to model portfolios that are approved by its investment committee, and aggregates and then allocates securities transactions to client accounts in a manner that the Adviser believes to be fair and equitable.

Compensation as of December 31, 2012

Adviser personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Adviser also matches a portion of employees’ 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service. Equity ownership is another component of compensation for the portfolio manager(s). The firm is employee-owned.

Ownership of Shares of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Paul Viera	X

ALLIANCEBERNSTEIN L.P.

Description of any Material Conflicts

Conflicts of Interest.    AllianceBernstein has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities that may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401(k)/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Ethics and Business Conduct also requires pre-clearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    The investment professional team that manages the index portfolios has responsibility for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles (such as hedge funds), pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, AllianceBernstein has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities.    In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes and industry and sector exposures tend to be similar across similar accounts, which minimize the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur when AllianceBernstein has received an incentive, such as a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which AllianceBernstein could share in investment gains. As noted above, AllianceBernstein has procedures designed to ensure that information relevant to investment decisions is disseminated fairly and investment opportunities are allocated equitably among different clients.

Compensation for the period ended December 31, 2012

Compensation.    AXA pays AllianceBernstein a fee based on the assets under management of the index portfolios as set forth in an investment sub-advisory agreement between AllianceBernstein and AXA. AllianceBernstein pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the index portfolios. The following information relates to the period ended September 30, 2011.

AllianceBernstein’s compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for AllianceBernstein’s clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: The base salary is a fixed amount within a similar range for all comparable investment professionals. The base salary does not change significantly from year to year and hence is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor, peer group funds or similar styles of investments) and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional, success of marketing/business development efforts and client servicing, seniority/length of service with the firm, management and supervisory responsibilities and fulfillment of Alliance Bernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards are in the form of AllianceBernstein publicly traded units, although a portion of each award beginning in 2011 can be taken in the form of deferred cash. Awards vest over a four-year period and under certain circumstances can be forfeited if the employee leaves AllianceBernstein.

Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan:    The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Judith DeVivo	X
Joshua Lisser	X
Ben Sklar	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Equity Growth PLUS (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets
BlackRock Capital Management, Inc.
Lawrence Kemp	9	$9.6 Billion	5	$945.8 Million	8	$1.37 Billion	0	N/A	0	N/A		$
BlackRock Investment Management, LLC
Christopher Bliss	57	$42.7 Billion	163	$415.7 Billion	91	$244.5 Billion	0	N/A	0	N/A	0	N/A
Edward Corallo	57	$42.7 Billion	177	$424.2 Billion	94	$248.7 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	240	$408.9 Billion	84	$60.6 Billion	1	$37.95 Billion	0	N/A	0	N/A	0	N/A

BLACKROCK CAPITAL MANAGEMENT, INC.

Description of any Material Conflicts

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Mr. Kemp may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end,

BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2012

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock. Mr. Kemp’s compensation has been guaranteed during his first year of employment.

Base compensation.    Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are Lipper Large-Cap Growth fund classification & eVestment Alliance US Large Cap Growth Equity category.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Kemp has received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other compensation benefits.    In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Mr. Kemp is eligible to participate in these plans.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Lawrence Kemp	X

BLACKROCK INVESTMENT MANAGEMENT, LLC

Description of any material conflicts

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2012

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.    Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. Messrs. Bliss, Corallo and Savage performance is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Bliss, Corallo and Savage have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or a director at BlackRock is eligible to participate in the deferred compensation program.

Other compensation benefits.    In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Messrs. Bliss, Corallo and Savage are each eligible to participate in these plans.

Ownership of Securities of the Portfolio as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Christopher Bliss	X
Edward Corallo	X
Greg Savage	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Franklin Core Balanced (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets
Franklin Advisers, Inc.
Edward D. Perks	11	$85.0 Billion	2	$1.4 Billion	0	N/A	0	N/A	0	N/A	0	N/A
Alex Peters	9	$82.5 Billion	5	$2.1 Billion	0	N/A	0	N/A	0	N/A	0	N/A
Matt Quinlan	11	$85.0 Billion	2	$1.4 Billion	0	N/A	0	N/A	0	N/A	0	N/A
BlackRock Investment Management, LLC
Christopher Bliss	57	$43.53 Billion	163	$415.7 Billion	91	$244.5 Billion	0	N/A	0	N/A	0	N/A
Edward Corallo	57	$43.5 Billion	177	$424.2 Billion	94	$248.7 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	240	$409.7 Billion	84	$60.63 Billion	1	$37.9 Billion	0	N/A	0	N/A	0	N/A
Karen Uyehara	57	$147.5 Billion	104	$154.5 Billion	62	$48.17 Billion	0	N/A	0	N/A	0	N/A
Scott Radell	57	$147.5 Billion	104	$154.5 Billion	62	$48.17 Billion	0	N/A	0	N/A	0	N/A

FRANKLIN ADVISERS, INC.

Description of any Material Conflicts

Conflicts: The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The Adviser seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the Adviser and the Fund have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The Adviser and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation for the fiscal year completed December 31, 2012

The Adviser seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base Salary — Each portfolio manager is paid a base salary.

Annual Bonus — Annual bonuses are structured to align the interests of the portfolio manager with those of a Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the Adviser. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the Adviser and/or other officers of the Adviser, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

Investment Performance — Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

Non-Investment Performance — The more qualitative contributions of a portfolio manager to the Adviser’s business and the investment management team, including professional knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

Responsibilities — The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional Long-Term Equity-Based Compensation — Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Edward D. Perks, CFA	X
Alex Peters	X
Matt Quinlan	X

BLACKROCK INVESTMENT MANAGEMENT LLC

Description of any material conflicts

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Mr. Radell may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Radell may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2012

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation for Messrs. Bliss, Corallo and Savage:

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. Messrs. Bliss, Corallo and Savage’s performance is not measured against a specific benchmark.

Discretionary Incentive Compensation for Mr. Radell and Ms. Uyehara:

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. With respect to these portfolio managers, such benchmark for the Fund and other accounts is the Barclays U.S. Aggregate Bond Index certain customized indices and certain industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Bliss, Corallo, Radell and Savage have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other compensation benefits.    In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Messrs. Bliss, Corallo, Radell, Savage and Ms. Uyehara are each eligible to participate in these plans.

Ownership of Securities of the Portfolio as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	Over $1,000,000
Christopher Bliss	X
Edward Corallo	X
Greg Savage	X
Karen Uyehara	X
Scott Radell	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Global Bond PLUS (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Wells Capital Management, Inc. and First International Advisers, Inc.
Anthony Norris	11	$2.5 Billion	2	$240 Million	21	$3.8 Billion	0	N/A	0	N/A	0	N/A
Peter Wilson	11	$2.5 Billion	2	$240 Million	21	$3.8 Billion	0	N/A	0	N/A	0	N/A
BlackRock Investment Management LLC
Scott Radell	57	$147.3 Billion	104	$154.5 Billion	62	$48.17 Billion	0	N/A	0	N/A	0	N/A
Karen Uyehara	57	$147.3 Billion	104	$154.5 Billion	62	$48.17 Billion	0	N/A	0	N/A	0	N/A

WELLS CAPITAL MANAGEMENT INC. AND FIRST INTERNATIONAL ADVISORS, LLC.

Description of any Material Conflicts

Wells Capital Management/First International Advisors’ Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management/First International Advisors has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation for the fiscal year completed December 31, 2012

The compensation structure for Wells Capital Management/First International Advisors’ Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management/First International Advisors utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Performance” sections of the Prospectuses.

Portfolio Manager	Benchmarks
Peter Wilson	Merrill Lynch Global Broad Market Index
Anthony J. Norris	Merrill Lynch Global Broad Market Index

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Anthony Norris	X
Peter Wilson	X

BLACKROCK INVESTMENT MANAGEMENT LLC

Description of any material conflicts

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Mr. Radell may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Radell may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2012

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.    Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre determined tolerance bands around a benchmark, as applicable. With respect to these portfolio managers, such benchmark for the Fund and other accounts is the Barclays U.S. Aggregate Bond Index certain customized indices and certain industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Radell has received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director is eligible to participate in the deferred compensation program.

Other compensation benefits.    In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Mr. Radell and Ms. Uyehara are each eligible to participate in these plans.

Ownership of Securities of the Portfolio as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001-$500,000	$500,001 - $1,000,000	Over $1,000,000
Scott Radell	X
Karen Uyehara	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Global Multi-Sector Equity Portfolio (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Morgan Stanley Investment Management Inc
Ruchir Sharma	8	$3.05 Billion	6	$3.64 Billion	17	$5.66 Billion	0	N/A	0	N/A	3	$1.84 Billion
Paul Psaila	9	$2.78 Billion	5	$2.57 Billion	17	$5.66 Billion	0	N/A	0	N/A	3	$1.84 Billion
Eric Carlson	8	$2.78 Billion	5	$2.57 Billion	17	$5.66 Billion	0	N/A	0	N/A	3	$1.84 Billion
Ana Cristina Piedrahita	7	$2.71 Billion	6	$3.29 Billion	19	$7.97 Billion	0	N/A	0	N/A	4	$4.10 Billion
Munib Madni	6	$ 2.61 Billion	5	$2.42 Billion	22	$12.18 Billion	0	N/A	0	N/A	2	$907 Million
Samuel Rhee	8	$2.92 Billion	5	$2.42 Billion	23	$13.12 Billion	0	N/A	0	N/A	3	$1.84 Billion
Gaite Ali	1	$118 Million	5	$3.1 Billion	19	$7.97 Billion	0	N/A	0	N/A	4	$4.1 Billion
BlackRock Investment Management LLC
Christopher Bliss	57	$42.9 Billion	163	$415.7 Billion	91	$244.5 Billion	0	N/A	0	N/A	0	N/A
Edward Corallo	57	$42.9 Billion	177	$424.2 Billion	94	$248.7 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	240	$409.2 Billion	84	$60.6 Billion	1	$37.95 Billion	0	N/A	0	N/A	0	N/A

MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

Description of any Material Conflicts

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Compensation for the fiscal year completed December 31, 2012

Portfolio Manager Compensation Structure: Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation.    Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary year-end compensation.    In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Discretionary year-end compensation may include:

•	Cash Bonus.

•

Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions. All long term incentive compensation awards are subject to clawback provisions where awards can be cancelled if an employee takes any action, or omits to take any action which; causes a restatement of the Firm’s consolidated financial results; or constitutes a violation of the Firm’s risk policies and standards.

•

Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. In addition to the clawbacks listed above for long term incentive compensation awards, the provision on IMAP awards is further strengthened such that it may also be triggered if an employee’s actions cause substantial financial loss on a trading strategy, investment, commitment or other holding provided that previous gains on those positions were relevant to the employees’ prior year compensation decisions.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	The investment performance of the funds/accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Ruchir Sharma	X
Paul Psaila	X
Eric Carlson	X
Ana Christina Piedrahita	X
Munib Madni	X
Samuel Rhee	X
Gaite Ali	X

BLACKROCK INVESTMENT MANAGEMENT LLC

Description of any material conflicts

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2012

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.    Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. Messrs. Bliss, Corallo and Savage performance is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Bliss, Corallo and Savage have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other compensation benefits.    In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Messrs. Bliss, Corallo and Savage are each eligible to participate in these plans.

Ownership of Securities of the Portfolio as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Christopher Bliss	X
Edward Corallo	X
Greg Savage	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/High Yield Bond (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Investment Managers, Inc.
Carl Whitbeck	0	N/A	7	$18.8 Billion	20	$7.4 Billion	0	N/A	0	N/A	0	N/A

AXA INVESTMENT MANAGERS, INC.

Description of any Material Conflicts

No material conflicts exist

Compensation for the fiscal year completed December 31, 2012

Compensation As part of its staff retention strategy, AXA IM has adopted a competitive compensation policy which is linked to both overall performance and individual achievements. Professional development also serves as a key retention tool. The financial compensation package is composed of a fixed salary, based mainly on qualifications and experience, and a discretionary bonus. Bonus payments can be structured with a combination of cash immediately payable and vesting programs that are tied to overall firm performance. In this manner, the company can influence short term, medium term and long term value creation for both parties. Total compensation is benchmarked against industry standards to ensure we retain our highly competent team members. We constantly monitor the employment market in our area for talented investment professionals with an eye for both new investment talent as well as market-competitive compensation packages. Feedback from the market and our extremely low turnover indicate that we are offering competitive compensation. AXA IM consistently attempts to align employee compensation with overall firm goals. Incentive pools are based on several factors, but focus on the following categories:

•	Employee performance in respect to objectives and responsibilities set (50%)

•	Employee contribution to overall firm performance (15-25%)

•	Overall firm profitability (25-35%)

Retention strategies for our team members are multifaceted. AXA IM believes compensation should be viewed as a total reward approach. In addition to industry competitive compensation structures as detailed above, AXA IM’s retention strategies include career development and international mobility opportunities, an appropriate work-life balance, and benefit programs that are viewed as investments in a team member (e.g., one-year vesting pension plan contributions, employee stock purchase program, health club membership, lunch program, corporate discounts, etc). The performance of our portfolio managers is assessed at middle and year-end against stated objectives set at the start of the year with senior manager. The criteria taken into consideration are:

•	Their role in the investment process (the weight their proposals carry)

Overall client satisfaction relating to portfolios under management (as measured by AXA Group on an annual basis for internal insurance clients and as measured by overall client dialogue and retention for external clients)

Ownership of Shares of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Carl Whitbeck	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Intermediate Government Bond Portfolio (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
SSgA Funds Management, Inc. (“Adviser”)*
Mahesh Jayakumar, FRM	25	$35.6 Billion	62	$41 Billion	216	$116.3 Billion	0	N/A	0	N/A	0	N/A
Michael Brunell, CFA	25	$35.6 Billion	62	$41 Billion	216	$116.3 Billion	0	N/A	0	N/A	0	N/A

*	Please note that the assets are managed on a team basis. This table refers to accounts of the Fixed Income Team of State Street Global Advisors (“SSgA”). SSgA FM and other advisory affiliates of State Street Corporation make up SSgA, the investment arm of State Street Corporation.

SSgA FUNDS MANAGEMENT, INC.

Description of any Material Conflicts

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment maybe suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation as of December 31, 2012

The compensation of SSgA FM’s investment professionals is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSgA performance, and individual performance. Each year SSgA’s Global Human Resources department participates in compensation surveys in order to provide SSgA with critical, market-based compensation information that helps support individual pay decisions. Additionally, subject to State Street and SSgA business results, State Street allocates an incentive pool to SSgA to reward its employees. This pool is then allocated to the various functions within SSgA. The discretionary determination of the allocation amounts to business units is influenced by market-based compensation data, as well as the overall performance of the group. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,000-$1,000,000	over $1,000,000
Mahesh Jayakumar, FRM	X
Michael Brunell, CFA	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/International Core PLUS (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
WHV Investment Management (“Adviser”) Hirayama Investments, LLC
Richard K. Hirayama*	4	$481 Million	1	$57 Million	786	$5.66 Billion	0	N/A	0	N/A	1	$716 Million
BlackRock Investment Management, LLC (“Adviser”)
Christopher Bliss	57	$43.1 Billion	163	$415.7 Billion	91	$244.5 Billion	0	N/A	0	N/A	0	N/A
Edward Corallo	57	$43.1 Billion	177	$424.2 Billion	94	$248.7 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	240	$409.3 Billion	84	$60.63 Billion	1	$37.95 Billion	0	N/A	0	N/A	0	N/A

*	The totals above do not include 21,152 accounts representing $5.8 billion in assets under management for broker sponsored wrap programs.

WHV INVESTMENT MANAGEMENT

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of accounts, inability to allocate limited investment opportunities across accounts and incentive to allocate opportunities to an account where the portfolio manager or Sub-adviser has a greater financial incentive, such as a performance fee account. The Sub-adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund. The firm does not foresee any material conflicts of interest.

Compensation for the fiscal year completed December 31, 2012

WHV Investment Management (“WHV”) has created a unique work environment that challenges its investment professionals, provides an entrepreneurial work atmosphere, and rewards them with highly competitive compensation and benefits. This has been successful in retaining its individuals, as evidenced by the tenure of the firm’s senior professionals.

WHV pays its professionals a competitive base salary, full benefits, and a short-term bonus pool derived from the sharing of the firm’s revenues. Total compensation is based upon individual input and success of the firm.

The firm has a system in place to track portfolio manager/analyst and analyst recommendations. Their ratings/recommendations are evaluated over a rolling twelve-month timeframe on an absolute and relative basis. Portions of bonuses are determined based on this evaluation.

In the case of Mr. Hirayama, a separate agreement was reached whereby he is rewarded based on the success of the WHV International Equity and Global Equity strategies.

HIRAYAMA INVESTMENTS, LLC

Description of any Material Conflicts

With respect to Hirayama Investments there are no material conflicts of interest.

Compensation as of December 31, 2012

Richard K. Hirayama is the Managing Member of Hirayama Investments, LLC, which is jointly owned by Richard K. Hirayama and WHV (through WHV Holdings, LLC). WHV and Hirayama Investments, LLC have entered into a sub-advisory relationship whereby Richard K. Hirayama provides the International and Global Equity strategies exclusively to WHV’s clients, including the Fund. WHV pays a sub-advisory fee to Hirayama Investments, LLC ranging from 55% to 70% of WHV’s fee based upon assets under management in WHV’s International and Global Equity strategies. Mr. Hirayama’s compensation for these strategies is represented by the 55% to 70% sub-advisory fee paid from WHV to Hirayama Investments, LLC.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Richard K. Hirayama	X

BLACKROCK INVESTMENT MANAGEMENT, LLC

Description of any material conflicts

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2012

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.    Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. Messrs. Bliss, Corallo and Savage performance is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Bliss, Corallo and Savage have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other compensation benefits.    In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Messrs. Bliss, Corallo and Savage are each eligible to participate in these plans.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Christopher Bliss	X
Edward Corallo	X
Greg Savage	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/International Value PLUS (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets
Northern Cross LLC
Howard Appleby	9	$40.2 Billion	0	N/A	14	$3.5 Billion	0	N/A	0	N/A	0	N/A
Jean-Francois Ducrest	9	$40.2 Billion	0	N/A	14	$3.5 Billion	0	N/A	0	N/A	0	N/A
James LaTorre	9	$40.2 Billion	0	N/A	14	$3.5 Billion	0	N/A	0	N/A	0	N/A
Edward E. Wendell, Jr.	9	$40.2 Billion	0	N/A	14	$3.5 Billion	0	N/A	0	N/A	0	N/A
BlackRock Investment Management, LLC
Christopher Bliss	57	$42.9 Billion	163	$415.7 Billion	91	$244.5 Billion	0	N/A	0	N/A	0	N/A
Edward Corallo	57	$42.9 Billion	177	$424.2 Billion	94	$248.7 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	240	$409.2 Billion	84	$60.63 Billion	1	$37.95 Billion	0	N/A	0	N/A	0	N/A

NORTHERN CROSS LLC

Description of any material conflicts

From time to time, potential conflicts of interest may arise between the portfolio managers’ management of the investments of the Portfolio on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, track the same index the Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by EQ/International Value PLUS Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

Knowledge and Timing of Portfolio Trades.    A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Portfolio. Because of the portfolio managers’ positions with EQ/International Value PLUS Portfolio, each portfolio manager knows the size, timing and possible market impact of the Portfolio’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Portfolio.

Investment Opportunities.    A potential conflict of interest may arise as result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by one or more of the portfolio managers, but may not be available in sufficient quantities for both EQ/International Value PLUS Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

Northern Cross, LLC has adopted policies and procedures reasonably designed to treat all accounts fairly and equitably and to address the potentially adverse effect of any conflicts of interest. Northern

Cross, LLC has adopted policies and procedures designed to allocate investment opportunities on a fair and equitable basis over time. Under Northern Cross, LLC’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and the Subadviser’s investment outlook.

Compensation as of December 31, 2012

Northern Cross is equally owned by the four founding partners. Their compensation consists of equal shares in the firm’s overall profits. Analysts are compensated with a base salary as well as incentive compensation. Incentive compensation is based on qualitative annual evaluations and the judgment of the principals of Northern Cross.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,000- $50,000	$50,001- $100,000	$100,001- $ 500,000	$500,001- $ 1,000,000	over $ 1,000,000
Howard Appleby, CFA	X
Jean-Francois Ducrest	X
James LaTorre, CFA	X
Edward E. Wendell, Jr.	X

BLACKROCK INVESTMENT MANAGEMENT LLC

Description of any material conflicts

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2012

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.    Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. Messrs. Bliss, Corallo and Savage performance is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Bliss, Corallo and Savage have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other compensation benefits.    In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Messrs. Bliss, Corallo and Savage are each eligible to participate in these plans.

Ownership of Securities of the Portfolio as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	Over $1,000,000
Edward Corallo	X
Christopher Bliss	X
Greg Savage	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Large Cap Core PLUS (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Institutional Capital LLC (“Adviser”)
Thomas R. Wenzel	18	$11.35 Billion	13	$1.92 Billion	121	$11.06 Billion	0	N/A	0	N/A	10	$1.24 Billion
Jerrold K. Senser	18	$11.35 Billion	13	$1.92 Billion	121	$11.06 Billion	0	N/A	0	N/A	10	$1.24 Billion
Thomas Cole	18	$11.35 Billion	13	$1.92 Billion	121	$11.06 Billion	0	N/A	0	N/A	10	$1.24 Billion
BlackRock Investment Management, LLC (“Adviser”)
Christopher Bliss	57	$43.4 Billion	163	$415.7 Billion	91	$244.5 Billion	0	N/A	0	N/A	0	N/A
Edward Corallo	57	$43.4 Billion	177	$424.2 Billion	94	$248.7 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	240	$409.7 Billion	84	$60.6 Billion	1	$379 Billion	0	N/A	0	N/A	0	N/A

INSTITUTIONAL CAPITAL LLC

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation as of December 31, 2012

Compensation for members of the Adviser’s research team is comprised of salary, annual bonus, and long-term incentive compensation. Key factors that are considered in determining compensation for senior analysts include performance attribution for their sector relative to benchmarks, the number and quality of new stock presentations, contributions to the portfolio management team process, their work in developing and mentoring junior analysts, their contribution to the Adviser’s overall organization, and their professional conduct. Attribution is evaluated for the current year as well as over the prior three years. Junior analysts are evaluated primarily on their mastery of the Adviser’s investment process, their contribution to the investment research work done in their sector, their contribution to the Adviser’s overall organization, and their professional conduct. The mix between fixed and variable compensation varies, with more senior members of the research team having a higher variable component. Annual bonus and long-term incentive compensation pools are determined in the aggregate by a mix of the Adviser’s revenue and cash flow performance over various periods of time.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Thomas R. Wenzel	X
Jerrold K. Senser	X
Thomas Cole	X

BLACKROCK INVESTMENT MANAGEMENT LLC

Description of any material conflicts

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2012

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.    Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. Messrs. Bliss, Corallo and Savage performance is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Bliss, Corallo and Savage have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Messrs. Bliss, Corallo and Savage are each eligible to participate in these plans.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Christopher Bliss	X
Edward Corallo	X
Greg Savage	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Large Cap Growth PLUS (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Marsico Capital Management LLC (“Adviser”)
Thomas F. Marsico	27	$12.77 Billion	11	$1.36 Billion	73*	$6.47 Billion	0	N/A	0	N/A	0	N/A
Coralie Witter	20	$12.25 Billion	10	$1.31 Billion	63*	$6.40 Billion	0	N/A	0	N/A	0	N/A
BlackRock Investment Management, LLC (“Adviser”)
Christopher Bliss	57	$42.6 Billion	163	$415.7 Billion	91	$244.5 Billion	0	N/A	0	N/A	0	N/A
Edward Corallo	57	$42.6 Billion	177	$424.2 Billion	94	$248.7 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	240	$408.9 Billion	84	$60.6 Billion	1	$37.95 Billion	0	N/A	0	N/A	0	N/A

*	Includes a wrap fee platform which includes approximately 2,801 underlying clients and approximately $776 million in assets. Two accounts represent model portfolios of approximately $1.6 billion in assets.

MARSICO CAPITAL MANAGEMENT, LLC

Description of any Material Conflicts

As indicated above, a portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of the Adviser make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although the Adviser does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. The Adviser seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, the Adviser may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. The Adviser often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under the Adviser’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is the Adviser’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. To deal with these situations, the Adviser has adopted policies and procedures for allocating transactions across multiple accounts. The Adviser’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. The Adviser’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because the Adviser advises multiple accounts. In addition, the Adviser monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of the Adviser, including the Adviser’s Code of Ethics.

Compensation for the fiscal year completed December 31, 2012

The compensation package for portfolio managers of the Adviser is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on the Adviser’s profitability. Bonuses are typically based on two other primary factors: (1) the Adviser’s overall profitability for the period, and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, the Adviser’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other Adviser employees. The Adviser’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company.

As a general matter, the Adviser does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, the Adviser evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within the Adviser’s investment management team, contributions to the Adviser’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Thomas F. Marsico	X
Coralie Witter	X

BLACKROCK INVESTMENT MANAGEMENT, LLC

Description of any material conflicts

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2012

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.    Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. Messrs. Bliss, Corallo and Savage performance is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Bliss, Corallo and Savage have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other compensation benefits.    In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Messrs. Bliss, Corallo and Savage are each eligible to participate in these plans.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Christopher Bliss	X
Edward Corallo	X
Greg Savage	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Large Cap Value PLUS (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AllianceBernstein L.P.
Joseph Gerald Paul	85	$12.8 Billion	135	$2.6 Billion	51,009	$18.7 Billion	0	N/A	2	$119 Million	4	$940 Million
Gregory Powell	63	$9.4 Billion	98	$2.3 Billion	27,894	$15.9 Billion	0	N/A	2	$119 Million	4	$940 Million
Christopher W. Marx	3	$1.1 Billion	4	$76 Million	1,882	$23.0 Billion	0	N/A	0	N/A	0	N/A
Judith Devivo	25	$14.2 Billion	180	$11.0 Billion	82	$27.7 Billion	0	N/A	0	N/A	0	N/A

ALLIANCEBERNSTEIN L.P.

Description of any Material Conflicts

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation for the fiscal year completed December 31, 2012

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year to year, and hence, is not particularly sensitive to performance.

(ii)

Discretionary incentive compensation in the form of an annual cash bonus:    AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s publicly traded securities for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.[1]

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

(c) Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Joseph Gerald Paul	X
Gregory Powell	X
Christopher W. Marx	X
Judith Devivo	X

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Mid Cap Value PLUS (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Wellington Management Company, LLP (“Adviser”)
James N. Mordy	10	$11.8 Billion	3	$513 Million	7	$1.1 Billion	2	$9.4 Billion	0	N/A	1	$27 Million
BlackRock Investment Management, LLC (“Adviser”)
Christopher Bliss	57	$42.8 Billion	163	$415.7 Billion	91	$244.5 Billion	0	N/A	0	N/A	0	N/A
Edward Corallo	57	$42.8 Billion	177	$424.2 Billion	94	$248.7 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	240	$409 Billion	84	$60.6 Billion	1	$37.9 Billion	0	N/A	0	N/A	0	N/A

WELLINGTON MANAGEMENT COMPANY, LLP

Description of any Material Conflicts

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Mordy also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation for the fiscal year completed December 31, 2012

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and AXA Equitable Funds Management Group, LLC on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2012.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the Prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) includes a base salary and incentive components. The base salary for the Portfolio Manager, who is a partner of Wellington Management, is generally a fixed amount that is determined by the Managing Partners of the firm. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by the Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Mordy is a partner of the firm.

Fund	Benchmark Index and/or Peer Group for Incentive Period
EQ/Mid Cap Value PLUS Portfolio	Russell 2500 Value Index

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
James N. Mordy	X

BLACKROCK INVESTMENT MANAGEMENT LLC

Description of any material conflicts

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2012

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.    Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. Messrs. Bliss, Corallo and Savage performance is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Bliss, Corallo and Savage have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other compensation benefits.    In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Messrs. Bliss, Corallo and Savage are each eligible to participate in these plans.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Christopher Bliss	X
Edward Corallo	X
Greg Savage	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Mutual Large Cap Equity (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets
Franklin Mutual Advisers, LLC
Peter A. Langerman	14	$41.4 Billion	6	$2.8 Billion	0	N/A	0	N/A	0	N/A	0	N/A
F. David Segal	9	$22.4 Billion	2	$782 Million	0	N/A	0	N/A	0	N/A	0	N/A
Deborah A. Turner	9	$22.4 Billion	3	$797 Million	0	N/A	0	N/A	0	N/A	0	N/A
BlackRock Investment Management LLC
Christopher Bliss	57	$43.48 Billion	163	$415.7 Billion	91	$244.5 Billion	0	N/A	0	N/A	0	N/A
Edward Corallo	57	$43.4 Billion	177	$424.2 Billion	94	$248.7 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	240	$409.7 Billion	84	$60.6 Billion	1	$37.9 Billion	0	N/A	0	N/A	0	N/A

FRANKLIN MUTUAL ADVISERS, LLC

Description of any Material Conflicts

Conflicts: The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The Adviser seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the Adviser and the Fund have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The Adviser and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation for the fiscal year completed December 31, 2012

The Adviser seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base Salary — Each portfolio manager is paid a base salary.

Annual Bonus — Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the Adviser. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the Adviser and/or other officers of the Adviser, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

Investment Performance — Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

Non-Investment Performance — The more qualitative contributions of a portfolio manager to the Adviser’s business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Funds, are evaluated in determining the amount of any bonus award.

Research — Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

Responsibilities — The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional Long-Term Equity-Based Compensation — Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Peter A. Langerman	X
Deborah A. Turner, CFA	X
F. David Segal, CFA	X

BLACKROCK INVESTMENT MANAGEMENT LLC

Description of any material conflicts

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2012

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.    Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. Messrs. Bliss, Corallo and Savage performance is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Bliss, Corallo and Savage have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other compensation benefits.    In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Messrs. Bliss, Corallo and Savage are each eligible to participate in these plans.

Ownership of Securities of the Portfolio as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Christopher Bliss	X
Edward Corallo	X
Greg Savage	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Natural Resources PLUS (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
RBC Global Asset Management (U.S.) Inc.
Chris Beer	0	N/A	0*	N/A	0*	N/A	0	N/A	0	N/A	0	N/A
Brahm Spilfogel	0	N/A	0*	N/A	0*	N/A	0	N/A	0	N/A	0	N/A
Jeffrey Schok	0	N/A	0*	N/A	0*	N/A	0	N/A	0	N/A	0	N/A
AllianceBernstein L.P.
Judith DeVivo	26	$16.2 Billion	180	$11.0 Billion	82	$27.7 Billion	0	N/A	0	N/A	0	N/A
Joshua Lisser	26	$16.2 Billion	180	$11.0 Billion	82	$27.7 Billion	0	N/A	0	N/A	0	N/A
Ben Sklar	26	$16.2 Billion	180	$11.0 Billion	82	$27.7 Billion	0	N/A	0	N/A	0	N/A

*	Portfolio Managers manage pooled investment vehicles and other accounts with RBC Global Asset Management Inc., an affiliate of RBC GAM - US.

RBC GLOBAL ASSET MANAGEMENT (U.S.) INC

Description of any Material Conflicts

The portfolio managers that RBC Global Asset Management (U.S.) Inc. (“RBC GAM - US”) engages to manage the EQ/Natural Resources PLUS Portfolio may have responsibility for the day-to-day management of accounts other than the EQ/Natural Resources PLUS Portfolio. In addition to this portfolio, the portfolio managers manage accounts for RBC Global Asset Management Inc. (“RBC GAM Canada”), an affiliate of RBC GAM - US and may also manage other RBC GAM - US accounts in the future.

The portfolio managers are responsible for managing multiple accounts for multiple clients with different investment styles. The investment objectives, strategies, time horizons, tax considerations, and other investment considerations specific to a particular client account may differ from other accounts as well as those of the EQ/Natural Resources PLUS Portfolio. The portfolio managers make investment decisions for each account, including the EQ/Natural Resources PLUS Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the portfolio managers may purchase or sell securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, accounts may be managed in a similar fashion to other accounts or the relevant portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to other accounts, including the relevant portfolio. RBC GAM - US and its affiliate typically assigns accounts with similar investment strategies and considerations to the same portfolio manager to mitigate the potentially conflicting investment strategies of accounts.

In addition to the potential conflicts between investment strategies, the side-by-side management of the EQ/Natural Resources PLUS Portfolio and other accounts with similar investment objectives, strategies, and investment holdings to that of the EQ/Natural Resources PLUS Portfolio may raise potential conflicts of interest. A conflict of interest may arise due to the interest held by RBC GAM - US or one of its affiliates in an account and certain trading practices used by the portfolio manager of the EQ/Natural Resources PLUS Portfolio (for example, cross trades between the EQ/Natural Resources PLUS Portfolio and another account and allocation of aggregated trades). To address these potential conflicts of interests, RBC GAM - US and its affiliate have developed policies and procedures reasonably designed to help mitigate conflicts, including trade allocation, personal trading policies and code of ethics.

Compensation as of December 31, 2012

The compensation for the Global Resources investment management team comprises of four elements: a base salary; annual bonus based on individual, team and business performance; profit sharing based on annual growth relative to business plans; and mandatory deferral of a portion of variable compensation (annual bonus plus revenue/profit share). The compensation structure is designed to attract and retain best-in-class investment talent. This is achieved by remaining a market leader in performance-based compensation among peer firms. Total earnings potential is closely tied to common industry practices and market competitiveness, with individual compensation levels reflecting each employee’s level of responsibility and accountability, as well as personal, team, and firm success. Portfolio managers’ share of the profit and revenue pools is determined by their sustained contributions to team success and potential to drive long term growth objectives. Members of the Global Resources team earn annual bonuses based on their composites’ performance over one-, three-, and five-year periods. Senior team members may also be selected to participate in a firm profit-sharing pool that serves as a proxy for ownership.

Ownership of Shares of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Chris Beer	X
Brahm Spilfogel	X
Jeffrey Schok	X

ALLIANCEBERNSTEIN L.P.

Description of any Material Conflicts

Conflicts of Interest.    AllianceBernstein has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities that may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions and also allows them to acquire investments in the

AllianceBernstein Mutual Funds through direct purchase, 401(k)/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Ethics and Business Conduct also requires pre-clearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    The investment professional team that manages the index portfolios has responsibility for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles (such as hedge funds), pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, AllianceBernstein has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities.    In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes and industry and sector exposures tend to be similar across similar accounts, which minimize the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur when AllianceBernstein has received an incentive, such as a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which AllianceBernstein could share in investment gains. As noted above, AllianceBernstein has procedures designed to ensure that information relevant to investment decisions is disseminated fairly and investment opportunities are allocated equitably among different clients.

Compensation for the period ended December 31, 2012

Compensation.    AXA pays AllianceBernstein a fee based on the assets under management of the index portfolios as set forth in an investment sub-advisory agreement between AllianceBernstein and AXA. AllianceBernstein pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the index portfolios. The following information relates to the period ended September 30, 2011.

AllianceBernstein’s compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for AllianceBernstein’s clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: The base salary is a fixed amount within a similar range for all comparable investment professionals. The base salary does not change significantly from year to year and hence is not particularly sensitive to performance.

(ii)

Discretionary incentive compensation in the form of an annual cash bonus:    AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation,

AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor, peer group funds or similar styles of investments) and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional, success of marketing/business development efforts and client servicing, seniority/length of service with the firm, management and supervisory responsibilities and fulfillment of Alliance Bernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards are in the form of AllianceBernstein publicly traded units, although a portion of each award beginning in 2011 can be taken in the form of deferred cash. Awards vest over a four-year period and under certain circumstances can be forfeited if the employee leaves AllianceBernstein.

Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan:    The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Judith DeVivo	X
Joshua Lisser	X
Ben Sklar	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Real Estate PLUS (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Pacific Investment Management Company, LLC
Mihir P. Worah	26	$70.0 Billion	17	$11.6 Billion	58	$26.87 Billion	0	N/A	0	N/A	11	$2.8 Billion
AllianceBernstein L.P.
Judith DeVivo	26	$16.2 Billion	180	$11.0 Billion	82	$27.7 Billion	0	N/A	0	N/A	0	N/A
Joshua Lisser	26	$16.2 Billion	180	$11.0 Billion	82	$27.7 Billion	0	N/A	0	N/A	0	N/A
Ben Sklar	26	$16.2 Billion	180	$11.0 Billion	82	$27.7 Billion	0	N/A	0	N/A	0	N/A

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Description of any Material Conflicts

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as a Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.    A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.    A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees.    A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

Compensation for the fiscal year completed December 31, 2012

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•

Base Salary — Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•

Performance Bonus — Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•

Equity or Long Term Incentive Compensation — Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Portfolio or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Mihir P. Worah	X

ALLIANCEBERNSTEIN L.P.

Description of any Material Conflicts

Conflicts of Interest.    AllianceBernstein has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities that may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401(k)/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Ethics and Business Conduct also requires pre-clearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    The investment professional team that manages the index portfolios has responsibility for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles (such as hedge funds), pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, AllianceBernstein has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities.    In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes and industry and sector exposures tend to be similar across similar accounts, which minimize the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur when AllianceBernstein has received an incentive, such as a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which AllianceBernstein could share in investment gains. As noted above, AllianceBernstein has procedures designed to ensure that information relevant to investment decisions is disseminated fairly and investment opportunities are allocated equitably among different clients.

Compensation for the period ended December 31, 2012

Compensation.    AXA pays AllianceBernstein a fee based on the assets under management of the index portfolios as set forth in an investment sub-advisory agreement between AllianceBernstein and AXA. AllianceBernstein pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the index portfolios. The following information relates to the period ended September 30, 2011.

AllianceBernstein’s compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for AllianceBernstein’s clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: The base salary is a fixed amount within a similar range for all comparable investment professionals. The base salary does not change significantly from year to year and hence is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor, peer group funds or similar styles of investments) and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional, success of marketing/business development efforts and client servicing, seniority/length of service with the firm, management and supervisory responsibilities and fulfillment of Alliance Bernstein’s leadership criteria.
(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards are in the form of AllianceBernstein publicly traded units, although a portion of each award beginning in 2011 can be taken in the form of deferred cash. Awards vest over a four-year period and under certain circumstances can be forfeited if the employee leaves AllianceBernstein.

Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan:    The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Judith DeVivo	X
Joshua Lisser	X
Ben Sklar	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

EQ/Templeton Global Equity (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets	Number of Accts.	Total Assets
Templeton Investment Counsel, LLC
Cindy Sweeting	15	$17.0 Billion	4	$2.6 Billion	38	$11.6 Billion	0	N/A	0	N/A	0	N/A
BlackRock Investment Management LLC
Christopher Bliss	57	$43.4 Billion	163	$415.7 Billion	91	$244.5 Billion	0	N/A	0	N/A	0	N/A
Edward Corallo	57	$43.4 Billion	177	$424.2 Billion	94	$248.7 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	240	$409.7 Billion	84	$60.6 Billion	1	$37.95 Billion	0	N/A	0	N/A	0	N/A

TEMPLETON INVESTMENT COUNSEL, LLC

Description of any Material Conflicts

Conflicts: The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The Adviser seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the Adviser and the Fund have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The Adviser and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation for the fiscal year completed December 31, 2012

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base Salary — Each portfolio manager is paid a base salary.

Annual Bonus — Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the Adviser. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the Adviser and/or other officers of the Adviser, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

Investment Performance — Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

Research — Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

Non-Investment Performance — For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

Responsibilities — The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional Long-Term Equity-Based Compensation — Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Cindy Sweeting	X

BLACKROCK INVESTMENT MANAGEMENT LLC

Description of any material conflicts

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2012

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.    Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. Messrs. Bliss, Corallo and Savage performance is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Bliss, Corallo and Savage have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other compensation benefits.    In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Messrs. Bliss, Corallo and Savage are each eligible to participate in these plans.

Ownership of Securities of the Portfolio as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Christopher Bliss	X
Edward Corallo	X
Greg Savage	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

ATM Equity Portfolios AXA Equitable Funds Management Group, LLC AllianceBernstein L.P. BlackRock Investment Management LLC
Portfolio Manager	Presented below for each portfolio manager is the number of
other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category,
	as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Tactical Manager 400 Portfolio (“Fund”)
AllianceBernstein L.P. (“Adviser”)
Judith DeVivo	25	$16.2 Billion	180	$11.0 Billion	82	$27.7 Billion	0	N/A	0	N/A	0	N/A
BlackRock Investment Management LLC (“Adviser”)
Christopher Bliss	57	$43.6 Billion	163	$415.7 Billion	91	$244.5 Billion	0	N/A	0	N/A	0	N/A
Edward Corallo	57	$43.6 Billion	177	$424.2 Billion	94	$248.7 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	240	$409.8 Billion	84	$60.6 Billion	1	$37.9 Billion	0	N/A	0	N/A	0	N/A
AXA Tactical Manager 500 Portfolio (“Fund”)
AllianceBernstein L.P. (“Adviser”)
Judith DeVivo	25	$16.2 Billion	180	$11.0 Billion	82	$27.7 Billion	0	N/A	0	N/A	0	N/A
BlackRock Investment Management LLC (“Adviser”)
Christopher Bliss	57	$41.1 Billion	163	$415.7 Billion	91	$244.5 Billion	0	N/A	0	N/A	0	N/A
Edward Corallo	57	$41.1 Billion	177	$424.2 Billion	94	$248.7 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	240	$407.3 Billion	84	$60.6 Billion	1	$37.9 Billion	0	N/A	0	N/A	0	N/A
AXA Tactical Manager 2000 Portfolio (“Fund”)
AllianceBernstein L.P. (“Adviser”)
Judith DeVivo	25	$16.2 Billion	180	$11.0 Billion	82	$27.7 Billion	0	N/A	0	N/A	0	N/A
BlackRock Investment Management LLC (“Adviser”)
Christopher Bliss	57	$42.8 Billion	163	$415.7 Billion	91	$244.5 Billion	0	N/A	0	N/A	0	N/A
Edward Corallo	57	$42.8 Billion	177	$424.2 Billion	94	$248.7 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	240	$409.1 Billion	84	$60.6 Billion	1	$37.9 Billion	0	N/A	0	N/A	0	N/A
AXA Tactical Manager International Portfolio (“Fund”)
AllianceBernstein L.P. (“Adviser”)
Judith DeVivo	25	$16.2 Billion	180	$11.0 Billion	82	$27.7 Billion	0	N/A	0	N/A	0	N/A
BlackRock Investment Management LLC (“Adviser”)
Christopher Bliss	57	$43.01 Billion	163	$415.7 Billion	91	$244.5 Billion	0	N/A	0	N/A	0	N/A
Edward Corallo	57	$43.01 Billion	177	$424.2 Billion	94	$248.7 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	240	$409.2 Billion	84	$60.6 Billion	1	$37.9 Billion	0	N/A	0	N/A	0	N/A

ATM Equity Portfolios AXA Equitable Funds Management Group, LLC AllianceBernstein L.P. BlackRock Investment Management LLC
Portfolio Manager	Presented below for each portfolio manager is the number of
other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category,
	as of December 31, 2012						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
ATM Mid Cap Portfolio (“Fund”)
AllianceBernstein L.P. (“Adviser”)
Judith DeVivo	25	$16.1 Billion	180	$11.0 Billion	82	$27.7 Billion	0	N/A	0	N/A	0	N/A
BlackRock Investment Management LLC (“Adviser”)
Christopher Bliss	57	$43.4 Billion	163	$415.7 Billion	91	$244.5 Billion	0	N/A	0	N/A	0	N/A
Edward Corallo	57	$43.4 Billion	177	$424.2 Billion	94	$248.7 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	240	$409.7 Billion	84	$60.6 Billion	1	$37.9 Billion	0	N/A	0	N/A	0	N/A
ATM Large Cap Portfolio (“Fund”)
AllianceBernstein L.P. (“Adviser”)
Judith DeVivo	25	$15.1 Billion	180	$11.0 Billion	82	$27.7 Billion	0	N/A	0	N/A	0	N/A
BlackRock Investment Management LLC (“Adviser”)
Christopher Bliss	57	$40.7 Billion	163	$415.7 Billion	91	$244.5 Billion	0	N/A	0	N/A	0	N/A
Edward Corallo	57	$40.7 Billion	177	$424.2 Billion	94	$248.7 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	240	$406.9 Billion	84	$60.6 Billion	1	$37.9 Billion	0	N/A	0	N/A	0	N/A
ATM Small Cap Portfolio (“Fund”)
AllianceBernstein L.P. (“Adviser”)
Judith DeVivo	25	$15.5 Billion	180	$11.0 Billion	82	$27.7 Billion	0	N/A	0	N/A	0	N/A
BlackRock Investment Management LLC (“Adviser”)
Christopher Bliss	57	$43.0 Billion	163	$415.7 Billion	91	$244.5 Billion	0	N/A	0	N/A	0	N/A
Edward Corallo	57	$43.0 Billion	177	$424.2 Billion	94	$248.7 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	240	$409.2 Billion	84	$60.6 Billion	1	$37.9 Billion	0	N/A	0	N/A	0	N/A
ATM International Portfolio (“Fund”)
AllianceBernstein L.P. (“Adviser”)
Judith DeVivo	25	$15.6 Billion	180	$11.0 Billion	82	$27.7 Billion	0	N/A	0	N/A	0	N/A
BlackRock Investment Management LLC (“Adviser”)
Christopher Bliss	57	$42.0 Billion	163	$415.7 Billion	91	$244.5 Billion	0	N/A	0	N/A	0	N/A
Edward Corallo	57	$42.0 Billion	177	$424.2 Billion	94	$248.7 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	240	$408.3 Billion	84	$60.6 Billion	1	$37.9 Billion	0	N/A	0	N/A	0	N/A

ALLIANCEBERNSTEIN L.P.

Description of any Material Conflicts

Conflicts of Interest.    AllianceBernstein has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities that may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401(k)/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Ethics and Business Conduct also requires pre-clearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    The investment professional team that manages the index portfolios has responsibility for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles (such as hedge funds), pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, AllianceBernstein has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities.    In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes and industry and sector exposures tend to be similar across similar accounts, which minimize the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur when AllianceBernstein has received an incentive, such as a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which AllianceBernstein could share in investment gains. As noted above, AllianceBernstein has procedures designed to ensure that information relevant to investment decisions is disseminated fairly and investment opportunities are allocated equitably among different clients.

Compensation for the period ended December 31, 2012

Compensation.    AXA pays AllianceBernstein a fee based on the assets under management of the index portfolios as set forth in an investment sub-advisory agreement between AllianceBernstein and AXA. AllianceBernstein pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the index portfolios. The following information relates to the period ended September 30, 2011.

AllianceBernstein’s compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for AllianceBernstein’s clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: The base salary is a fixed amount within a similar range for all comparable investment professionals. The base salary does not change significantly from year to year and hence is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor, peer group funds or similar styles of investments) and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional, success of marketing/business development efforts and client servicing, seniority/length of service with the firm, management and supervisory responsibilities and fulfillment of Alliance Bernstein’s leadership criteria.
(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards are in the form of AllianceBernstein publicly traded units, although a portion of each award beginning in 2011 can be taken in the form of deferred cash. Awards vest over a four-year period and under certain circumstances can be forfeited if the employee leaves AllianceBernstein.

Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan:    The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

BLACKROCK INVESTMENT MANAGEMENT LLC

Description of any material conflicts

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation for the fiscal year completed December 31, 2012

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.    Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. Messrs. Bliss, Corallo and Savage performance is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Bliss, Corallo and Savage have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other compensation benefits.    In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. Messrs. Bliss, Corallo and Savage are each eligible to participate in these plans.

Ownership of Securities of the Fund as of December 31, 2012

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,000- $1,000,000	over $1,000,000
AXA Tactical Manager 400 Portfolio
AllianceBernstein L.P.
Judith DeVivo	X
BlackRock Investment Management LLC
Christopher Bliss	X
Edward Corallo	X
Greg Savage	X
AXA Tactical Manager 500 Portfolio
AllianceBernstein L.P.
Judith DeVivo	X
BlackRock Investment Management LLC
Christopher Bliss	X
Edward Corallo	X
Greg Savage	X
AXA Tactical Manager 2000 Portfolio
AllianceBernstein L.P.
Judith DeVivo	X
BlackRock Investment Management LLC
Christopher Bliss	X
Edward Corallo	X
Greg Savage	X
AXA Tactical Manager International Portfolio
AllianceBernstein L.P.
Judith DeVivo	X
BlackRock Investment Management LLC
Christopher Bliss	X
Edward Corallo	X
Greg Savage	X
ATM Mid Cap Portfolio
AllianceBernstein L.P.
Judith DeVivo	X
BlackRock Investment Management LLC
Christopher Bliss	X
Edward Corallo	X
Greg Savage	X
ATM Large Cap Portfolio
AllianceBernstein L.P.
Judith DeVivo	X
BlackRock Investment Management LLC
Christopher Bliss	X
Edward Corallo	X
Greg Savage	X

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,000- $1,000,000	over $1,000,000
ATM Small Cap Portfolio
AllianceBernstein L.P.
Judith DeVivo	X
BlackRock Investment Management LLC
Christopher Bliss	X
Edward Corallo	X
Greg Savage	X
ATM International Portfolio
AllianceBernstein L.P.
Judith DeVivo	X
BlackRock Investment Management LLC
Christopher Bliss	X
Edward Corallo	X
Greg Savage	X

APPENDIX D

EQ ADVISORS TRUST

AMENDED AND RESTATED

PROXY VOTING POLICIES AND PROCEDURES

I.	TRUST’S POLICY STATEMENT

EQ Advisors Trust (“Trust”) is firmly committed to ensuring that proxies relating to the Trust’s portfolio securities are voted in the best interests of the Trust. The following procedures have been established to implement the Trust’s proxy voting program.

II.	TRUST’S PROXY VOTING PROGRAM

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) serves as the investment manager of the Trust’s portfolios. FMG LLC is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Advisers”) who provide the day-to-day portfolio management for each portfolio. The Trust has delegated proxy voting responsibility with respect to each portfolio to FMG LLC. Because FMG LLC views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each sub-advised portfolio or sub-advised portion of a portfolio (“Sub-Advised Portion”) to the applicable Adviser, except as described in Section III below. The primary focus of the Trust’s proxy voting program as it relates to the sub-advised portfolios or Sub-Advised Portions, therefore, is to seek to ensure that the Advisers have adequate proxy voting policies and procedures in place and to monitor each Adviser’s proxy voting. These policies and procedures may be amended from time to time based on experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated, and need not be identical.

III.	AXA EQUITABLE’S PROXY VOTING POLICIES AND PROCEDURES

FMG LLC provides the day-to-day portfolio management services to certain portfolios, or an allocated portion of a portfolio (“Allocated Portion”) of the Trust, each of which seek to achieve its investment objective by investing in other mutual funds managed by FMG LLC (“Underlying Portfolios”) or by investing in exchange-traded funds (“Underlying ETFs”). As a result of this direct portfolio management by FMG LLC, FMG LLC is responsible for proxy voting for these portfolios or Allocated Portions. In light of the fact that the holdings of the portfolios or Allocated Portions managed by FMG LLC are Underlying Portfolios or Underlying ETFs, FMG LLC has determined it to be appropriate to vote the portfolios’ or Allocated Portions’ shares in these securities either for or against approval of a proposal, or as an abstention, in the same proportion as the vote of all other securities holders of the applicable Underlying Portfolio or Underlying ETF (whether or not the proposal presents an issue as to which FMG LLC or its affiliates could be deemed to have a conflict of interest). These policies and procedures may be amended from time to time.

IV.	AXA EQUITABLE’S DUE DILIGENCE AND COMPLIANCE PROGRAM

As part of its ongoing due diligence and compliance responsibilities, with respect to the sub-advised portfolios or Sub-Advised Portions, FMG LLC will seek to ensure that each Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. FMG LLC will review each Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Adviser to manage a portfolio or Sub-Advised Portion and on at least an annual basis thereafter.

V.	ADVISERS’ PROXY VOTING POLICIES AND PROCEDURES

Each Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

A.	Written Policies and Procedures: The Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trust and AXA Equitable, upon request, copies of such policies and procedures.

B.	Fiduciary Duty: The Adviser’s policies and procedures must be reasonably designed to ensure that the Adviser votes client securities in the best interest of its clients.

C.	Conflicts of Interest: The Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary, before voting client proxies, all material proxy-related conflicts of interest between the Adviser (including its affiliates) and its clients.

D.	Voting Guidelines: The Adviser’s policies and procedures must address with reasonable specificity how the Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

E.	Monitoring Proxy Voting: The Adviser must have a system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F.	Record Retention and Inspection: The Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Adviser must provide to the Trust and FMG LLC such information and records with respect to proxies relating to the Trust’s portfolio securities as required by law and as the Trust or FMG LLC may reasonably request.

VI.	DISCLOSURE OF TRUST’S PROXY VOTING POLICIES AND PROCEDURES AND VOTING RECORD

FMG LLC, on behalf of the Trust, will take reasonable steps as necessary to seek to ensure that the Trust complies with all applicable laws and regulations relating to disclosure of the Trust’s proxy voting policies and procedures and its proxy voting record. FMG LLC (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that its actual proxy voting record and the actual proxy voting record of the Advisers with respect to the Trust’s portfolio securities are collected, processed, filed with the Securities and Exchange Commission and made available to the Trust’s shareholders as required by applicable laws and regulations.

VII.	REPORTS TO TRUST’S BOARD OF TRUSTEES

FMG LLC will periodically (but no less frequently than annually) report to the Board of Trustees with respect to the Trust’s implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Advisers with respect to the sub-advised portfolios’ and Sub-Advised Portions’ portfolio securities and any other information requested by the Board of Trustees.

Adopted as of: March 1, 2011

Effective: May 1, 2011

Predecessor Procedures of Investment Manager Adopted: August 6, 2003

Amended July 11, 2007

PROXY VOTING POLICIES AND PROCEDURES

ALLIANCEBERNSTEIN L.P.

Statement of Policies and Procedures for Proxy Voting

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment.

We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our Proxy Committee may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.	Proxy Policies

Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer’s past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on boards and key committees. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-

laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons to oppose directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may vote against directors (or withhold votes for directors where plurality voting applies) who fail to act on key issues such as failure to implement proposals to declassify the board, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will vote against directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not oppose directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports or advisory votes on executive compensation are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation practices of the company. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports or advisory votes on executive compensation are required, we review the compensation practices on a case-by-case basis. With respect to companies that have received assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. We will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	ESG

We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company’s long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company’s long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern when evaluating these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3.	Proxy Voting Procedures

3.1.	Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committee may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committee may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company’s management to discuss the relevant issues.

3.2.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client.

We believe that centralized management of proxy voting, oversight by the Proxy Committee and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committee taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the Chair of the Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committee takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets, administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein’s voting instructions.

3.4.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.	Proxy Committee

We have formed a Proxy Committee, which includes investment professionals from both our growth and value equities teams, which is directly involved in the decision-making process to ensure that our votes are guided by the investment professionals who are most familiar with a given company. The Proxy

Committee establishes general proxy policies for AllianceBernstein and considers specific proxy voting matters as necessary. The Proxy Committee periodically reviews these policies and new types of environmental, social and governance issues, and decides how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the Proxy Committee will evaluate the proposal. In addition, the Proxy Committee, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues.

Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committee making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committee always votes proxies with the goal of maximizing the value of the securities in client portfolios.

It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed in section 3.2), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committee meets as necessary to address special situations.

Members of the Proxy Committee include senior investment personnel and representatives of the Legal and Compliance Department. The Proxy Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

Proxy Committee

Vincent DuPont: SVP-Equities

Linda Giuliano: SVP-Equities

Stephen Grillo: VP-Equities

David Lesser: VP-Legal

Mark Manley: SVP-Legal

Andrew Weiner: SVP-Equities

3.6.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

AXA Investment Managers, Inc.

PROXY VOTING

Purpose of These Procedures

Rule 204(4)-6 of the rules promulgated under the Advisers Act requires an investment adviser registered with the SEC that exercises voting authority over its advisory client proxies (i) to adopt written policies reasonably designed to ensure that the adviser votes proxies in the best interests of clients, (ii) to disclose to clients information about those policies and procedures, and (iii) to disclose to clients how they may obtain information on how the adviser has voted their proxies.

Adviser does not currently invest in equity securities for its clients. As such, it does not ever have, or has exceedingly rarely, the opportunity to vote proxies on behalf of clients. If Adviser begins to invest in securities that would give it the authority to vote proxies it will amend this policy appropriately.

Policy Details

Adviser invests primarily in debt securities of U.S. corporations on behalf of its advisory clients. Adviser does not, as a general rule, invest in common equity securities. Accordingly, it rarely receives voting proxies outside of corporate restructurings of debt issuers or other exceptional circumstances. Unless a client specifically reserves the right, in writing, to vote its own proxies, Adviser will vote all proxies in a timely manner as part of its discretionary authority over client assets in accordance with this policy. At all times Adviser will vote any proxy it receives over which it has voting discretion in the best interest of its clients.

Each proxy vote will be brought to the immediate attention of the CCO for review for potential conflicts of interest. At any time, a client may request a copy of this policy and Adviser’s proxy voting record. Within seven days of receiving the client’s request, Adviser will send to the client the requested information by overnight mail or comparable delivery method.

Regarding clients subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), the Department of Labor takes the position that proxy voting decisions are “fiduciary” decisions subject to ERISA’s standards. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. When applicable, Adviser will exercise the authority to vote proxies appurtenant to the securities acquired on behalf of an ERISA client except to the extent that such authority is restricted by such client’s investment management agreement with Adviser.

Conflicts of Interest

Adviser may experience conflicts of interest with respect to proxy voting. If the CCO determines that any particular proxy vote raises a conflict of interest, Adviser will not vote such a proxy without bringing such conflict of interest to the relevant client for purposes of determining the client’s voting directions.

Recordkeeping

For five years (the first two of which in the offices of Adviser or an affiliated company), Adviser will maintain copies of this policy, copies of proxy statements or solicitations received, records of votes cast on behalf of advisory clients, written requests by clients of proxy voting information and any documents prepared by Adviser that were material to making a voting decision or memorialized the basis for the decision.

AXA ROSENBERG GROUP

AXA ROSENBERG INVESTMENT MANAGERS LLC

GLOBAL PROXY POLICY

Last Updated: Sept 2012

1.	Introduction

1.1	Definition

•

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers that exercise voting authority with respect to client securities are required by various regulatory agencies to:

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Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interest of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients;

•	Disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities;

•	Describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and

•	Maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

1.2	Objectives

The objectives of this policy are to:

•	Vote clients’ proxy proposals in the best interest of clients

•	Arrange for proxies of its clients to be voted in accordance with the AXA IM Responsible Investment Corporate Governance and Voting Policy

•	Avoid and/or disclose any potential conflicts of interests

1.3	Scope

Within the AXA Investment Managers Group, the AXA Rosenberg business (collectively referred to as “AXA Rosenberg”) provides investment management services based on fundamental equity analysis using quantitative methods.

This global policy applies to all employees of AXA Rosenberg investment management entities responsible for providing investment management or ancillary services on behalf of the AXA Rosenberg expertise (i.e. Research and Models, Portfolio Management, Trading, Investment Specialists, Account Management, General Management, PMO, Technology, Operations, Performance and Corporate Communications) or serving in certain specified control or shared operational functions directly supporting the AXA Rosenberg expertise (i.e. Risk Management, Legal, Compliance, Finance-Orinda, HR-Orinda).

This policy acts as a guide to the requirements and expectations of AXA Rosenberg when voting proxy proposals on its clients’ behalf.

2.	Detailed Description

2.1	Policy

AXA Rosenberg, as a matter of policy and as a fiduciary to its clients, has the responsibility to vote proxy proposals on behalf of its clients in a manner that is reasonably anticipated to further the best economic interests of those clients and that is consistent with enhancing shareholder value. Accordingly, AXA Rosenberg has adopted the AXA IM Corporate Governance and Voting Policy (the “AXA IM CG Policy”). Please see Appendix 1 for the AXA IM CG Policy.

AXA Rosenberg is now a fully-owned subsidiary of AXA IM, and by adopting the AXA IM Corporate Governance and Voting Policy, AXA Rosenberg can leverage AXA IM’s extensive expertise and resources committed to corporate governance issues. In addition, AXA Rosenberg will have a representative on the AXA IM Corporate Governance Committee.

AXA IM’s approach to corporate governance — namely their proxy voting and shareholder engagement work — derives from their strongly held belief that company management, directors and investors all have critical yet unique roles to play in sustaining the health of financial markets and ensuring the efficient allocation of capital. Therefore, AXA IM developed their Corporate Governance and Voting Policy to help guide them in performing their duties and to communicate the principles which underpin this aspect of their responsible investment activity to the marketplace.

AXA Rosenberg’s policy and practice include the responsibility to arrange for proxies of those clients who have delegated proxy voting responsibility to proxy voting service providers, to disclose any potential conflicts of interest, to make information available to clients about the voting of proxies for their portfolio, and to maintain relevant and required records.

For those advisory clients who did not delegate or who have expressly retained proxy voting responsibility, AXA Rosenberg has no authority and will not vote any proxies for the portfolios of those clients. However, with respect to clients that are subject to ERISA, AXA Rosenberg is presumed to retain voting discretion unless explicitly reserved by a named fiduciary of the ERISA plan.

2.2	Proxy Voting Procedures

2.2.1	Voting Procedures

AXA Rosenberg has retained a third-party service provider (the “Service Provider”) to assist AXA Rosenberg and AXA IM in coordinating and voting proxies with respect to client securities. After it is deemed that AXA Rosenberg will vote proxies on behalf of a client, AXA Rosenberg will instruct Northern Trust to notify the Service Provider of this delegation, thereby enabling Service Provider to automatically receive proxy information.

The Service Provider will:

•	Determine which accounts managed by AXA Rosenberg hold the security to which the proxy relates

•

Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which AXA Rosenberg must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer before the vote takes place.

If a client determines that AXA Rosenberg is no longer responsible for voting their proxies, AXA Rosenberg will discontinue to vote proxies on their behalf unless we receive a written statement from the client explicitly instructing us to vote the proxies we receive on their behalf (if the ex- date is during the time AXA Rosenberg was responsible for proxy voting).

2.2.2	Procedures for Implementing the AXA IM Corporate Governance & Proxy Voting Policy Oversight

Members of AXA Rosenberg Proxy Oversight Sub-Committee (the “Sub-Committee”) and employees of the AXA IM Corporate Governance / Responsible Investing Team will work with the Service

Provider to develop a customized approach to applying the AXA IM CG Policy. The Service Provider will work these employees (or their designee) as particular proxy voting issues arise during the year. Furthermore these employees (or their designee) will monitor the Service Provider to ensure that proxies are being voted in accordance with the AXA IM CG Policy.

2.2.3	Procedures for Non-Standard Proxy Voting

Where a client has directed AXA Rosenberg to vote a proxy or proxies for its account in a specific way, AXA Rosenberg will vote these proxies on a best-effort basis. In the absence of specific voting guidelines from the client, AXA Rosenberg’s policy generally is to vote proxies in accordance with the AXA IM CG Policy. AXA Rosenberg will abstain from voting a proxy if we are required to make an affirmative representation of a client’s ownership percentage of a particular issuer.

2.2.4	Procedures for Voting Proxies for Registered Investment Company Clients

With respect to proxies voted for registered investment company clients that are advised or sub- advised by AXA Rosenberg, if requested, Client Services will coordinate with the fund’s chief compliance officer (or other contact person designated by the client) to provide voting records required by the fund in filing Forms N-PX.

2.2.5	Procedures for Client Requests for Information

Employees should forward to Account Management all client requests for information regarding proxy votes, policies, and procedures. In response to a request, Account Management will provide the client with the information requested and, as applicable, will include the name of the issuer, the proposal voted upon, and how AXA Rosenberg voted the client’s proxy with respect to each.

2.3	Disclosure

AXA Rosenberg reports in its Disclosure Documents AXA Rosenberg’s proxy voting policy and procedures. Additionally, clients may request information regarding how AXA Rosenberg voted their proxies and may request a copy of AXA Rosenberg’s policy. Employees will follow the procedures outlined in Section 2.2.4 above.

2.4	Conflicts of Interest

AXA Rosenberg realizes that situations may occur whereby an actual or apparent conflict of interest arises. For example, AXA Rosenberg may manage a portion of assets of a pension plan of a company whose management is soliciting proxies. AXA Rosenberg believes its duty is to vote proxies in the best interest of its clients. Therefore, by voting in accordance with the AXA IM CG Policy, AXA Rosenberg generally avoids conflicts of interest because AXA Rosenberg votes pursuant to a predetermined policy which has been established by AXA IM and the Service Provider, an independent third party.

2.5	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. AXA Rosenberg generally believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (that is, not being able to sell the shares during this period). Accordingly, if share blocking is required, AXA Rosenberg will generally abstain from voting these shares unless there is a compelling reason to the contrary as determined by the CIO and CCO.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that prevent AXA Rosenberg from voting such proxies. For example, AXA Rosenberg (or its Service Providers) may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AXA Rosenberg (or its Service Providers) to provide local agents with a power of attorney prior to implementing the Service Provider’s voting instructions. Although it is AXA Rosenberg’s policy to try to vote all proxies for securities held in client accounts for which AXA Rosenberg has proxy voting authority, in the case of non-US issuers, AXA Rosenberg will vote proxies on a best-effort basis.

2.6	Proxy Voting Monitoring

The Sub-Committee is responsible for implementing and monitoring the AXA Rosenberg Group’s Proxy Voting Policy and procedures. The Sub-Committee will meet periodically to review:

•	The Service Provider and/or AXA IM’s proxy voting management reports

•	AXA Rosenberg’s summary voting record

•	Service Provider and/or AXA IM’s quality of service

•	AXA Rosenberg Group’s Proxy Voting Policy and the AXA IM CG Policy

•	Corporate governance and proxy voting issues or events as they arise

2.7	Record Maintenance and Retention

AXA Rosenberg shall keep copies of all policies and procedures required by applicable record keeping rules including Rule 206(4)-6. AXA Rosenberg intends to satisfy this requirement for certain records by relying on the Service Provider and AXA IM.

The Sub-Committee Chair will maintain copies of the documents reviewed to satisfy its monitoring responsibilities including the Service Provider and/or AXA IM’s proxy voting management reports and AXA Rosenberg’s summary voting record.

The Service Provider shall keep a copy of each proxy received, a record of each vote cast by AXA Rosenberg on behalf of a client, the policy/instructions followed when determining how to cast the vote, and any proposals that were not voted for which the client was entitled to vote.

AXA IM shall keep a copy of any document created by AXA IM that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; as well as a copy of any instruction given to the Service Provider as to how to vote a proposal in a particular manner.

AXA Rosenberg shall keep a copy of each written client request for information on how AXA Rosenberg voted proxies on behalf of the client, and a copy of any written response by AXA Rosenberg to any (written or oral) client request for information on how AXA Rosenberg voted proxies on behalf of the requesting client.

2.8	Annual Review/Periodic Testing

This policy may be revised as needed to accommodate any changes in practices consistent with applicable regulations. Compliance, with the assistance of the business unit(s), will review this policy annually pursuant to regulatory requirements requiring AXA Rosenberg to have written policies and procedures in place to detect and prevent violations of securities laws and to review policies at least annually to ensure that they remain adequate and effective.

Compliance will perform periodic testing of this policy to determine the operating effectiveness in accordance with annual risk-based compliance monitoring plans.

3.	Related Policies

•	The AXA IM Stewardship Policy

•	The AXA Rosenberg Stewardship Policy

Appendix A to Proxy Policy

AXA IM RESPONSIBLE INVESTMENT POLICY

CORPORATE GOVERNANCE & VOTING POLICY

Preamble

AXA IM’s approach to corporate governance — namely our proxy voting and shareholder engagement work — derives from our strongly held belief that company management, directors and investors all have critical yet unique roles to play in sustaining the health of financial markets and ensuring the efficient allocation of capital.

The effective governance of individual corporations by directors and the attentiveness of institutional investors, as the primary owners of public companies, are required to produce sustainable performance that serves the best interests of all marketplace stakeholders. Accordingly, we believe that institutional investors have an obligation to exercise their rights as owners and engage with portfolio companies in a responsible way.

As an investor with a widely diversified portfolio and long-term horizons, we can best enhance our investment performance and reduce unwanted risk exposures by focusing both our investment and portfolio monitoring activities on generation of sustainable shareholder value at portfolio companies. We consider this to be part of the fiduciary duty for a fund manager like AXA IM with our large size and diversified exposure.

Therefore, we have developed this Policy to help guide us in performing our duties and to communicate the principles which under- pin this aspect of our responsible investment activity to the marketplace1. It is a living document that is intended to be flexible and evolve as investor and corporate governance practices change over time.

This policy provides the foundation for AXA IM’s proxy voting and company engagement activities, as well as for participation in related public policy discussions.

We believe that the principles included in this policy provide a robust framework for the proper governance of companies. However, in applying these principles, we are cognisant of the fact that companies are dynamic and a “one size fits all” approach is not appropriate. Our preferred approach is to resolve any issues of concern through dialogue and to attain a proper understanding of each company’s particular circumstances.

The core principles of AXA IM’s Corporate Governance and Voting Policy include the following:

1.	Responsible investment and the link with the corporate objective

There is growing consensus that the principal objective of a corporation should be to deliver wealth creation for shareholders, that is there should be a long-term perspective to shareholder value creation and also there should be due regard to risk.

This connects well with the needs of AXA IM’s direct clients, i.e. pension funds and insurance companies who, despite the varying interests of their individual customers, ultimately function by adopting a long-term investment horizon. To this end, our aim is to invest in companies which have strategies consistent with the aim of improving franchise value in the longer-term.

In light of growing evidence that long-term value creation is best achieved by management paying due regard to the extra-financial drivers of risk and reward in addition to traditional financial metrics, our investment approach will seek to integrate these extra-financial considerations into investment management processes and ownership practices, the latter being the particular focus of this document.

We believe that a company’s management of extra- financial issues is a lead indicator of success or failure. Therefore, we expect companies to take into consideration the legitimate interests of

[1]	See also AXA IM Responsible Investment Policy (Integration) forthcoming.

stakeholders who grant it the licence to operate such as employees, customers, suppliers and the wider community. In addition, companies which operate without due regard to environmental and social impact of their activities are unlikely to deliver sustainable long-term shareholder value.

To achieve this aim the Board has oversight responsibility for development and implementation of strategies for the corporation consistent with the aim of improving shareholder value in the long-term.

2.	Reporting

In a well functioning market which enables investors to perform their fiduciary role vis a vis clients’ assets, it is critical that investment decisions which impact the allocation of capital be based on full and accurate information. We therefore expect the Board to regularly report to shareholders, setting out its analysis of the business, with a forward-looking orientation in order to assist shareowners to assess the strategies adopted and the potential for those strategies to succeed. The report should include the resources, principal risks and uncertainties and the relationships that may affect the company’s long-term value.

Full company accounts, audited by independent external auditors, should be presented to a company’s annual general meeting for shareholders’ approval.

The company’s management of material extra-financial factors should be integrated into these reports. These are aspects of corporate performance, sometimes known as “intangibles” or “non-traditional”, which drive risk and reward especially — but not exclusively — over the medium and longer term. Such issues are considered by a significant number of shareholders in evaluating the company’s long-term prospects. Examples of extra- financial factors include environmental, social and governance issues such as regulatory change risks, reputation concerns, product obsolescence cycles, human rights, employee turnover and training, employment law compliance, status of CEO succession plans, climate change and other environmental liabilities and political contribution or lobbying payments. Directors and senior managers have a critical role in guiding investors as to which, extra-financial factors are material to that particular company — AXA IM does not favour reporting to investors of extra-financial data for data’s sake.

ISSUES OF CONCERN

Reporting

We may withhold support from in the Report & Accounts in the following instances:

•	Non provision of the audited accounts in a timely manner:

•	Non-reporting of material extra-financial performance, particularly in high risk sectors and or where sectoral peers are able to report;

•	Concerns about the integrity of the information reported

Companies might want to consider using common frameworks for enhanced reporting on sustainability issues, such as the Global Reporting Initiative or the Enhanced Business Reporting Consortium guidelines to facilitate better quality and consistency of reporting. This is important if shareholders are to be able to assess and compare this aspect of a company’s performance with that of sectoral peers. Where proprietary or competitive concerns limit the information which can be disclosed without harming shareholder interests, the company should explain its thinking further since, in general, we consider this to be an over-stated risk.

Boards should take responsibility for establishing effective company communications with shareholders. All directors should attend the annual general meeting (AGM) and provide a process for regular communications with shareholders apart from the AGM. Boards should proactively seek out opportunities to encourage communication with long-term shareholders.

3.	Company boards

We consider the board to be the cornerstone of good corporate governance as it is the decision-making body charged with overseeing a company’s affairs on behalf of its owners. In some countries this will be a unitary board where executive and non-executive directors are members of a single decision making body. Others follow ‘supervisory model’ where a supervisory board composed of non-executive directors oversee a management board made up of key executives.

Under both unitary and supervisory board structures, directors have, either by law or in defacto terms, fiduciary responsibility for acting in the best interests of the company and are accountable to the shareholders as a whole.

3.1	Board balance

The interests of shareholders are best served where the Board is structured in a manner to ensure that there is an appropriate diversity of skills, knowledge and experience amongst the directors on the board which is suitable for the requirements of the business.

The Board should also be structured to ensure that there is a balance of power and authority such that no particular individual or group has unfettered powers of decision over the company’s affairs.

The potential for such concentration of powers can occur in several instances including where the position of chairman and chief executive are held by one person; where the majority of non-executive directors are affiliated to management; or where the board is dominated by the representatives of a major shareholder(s).

The risk of such arrangements is that the interest of the particular individual or group is substituted for that of the company and the directors may not exercise their stewardship responsibilities objectively.

We are not in favour of direct proportionality between the holdings of major shareholders and the number of representatives they are allowed to nominate to the board. Major shareholder representatives should not be allowed to dominate the board simply by virtue of the holdings they represent.

We are also not in favour of one person holding the combined roles of chairman and chief executive. In such a situation, there would be no independent person charged with supervising management’s execution of its responsibilities. Moreover, we do not consider it possible for one person to be both responsible for leading executives in implementing board strategy as well as leading the board’s supervision of executive performance. These are two distinct roles and consequently we favour having an independent chairman who is dedicated to this important role. To guard against the domination of the board by a particular group, a significant number of directors should be independent and, at a minimum, we expect national norms for independent directors to be respected. We also believe it important for boards to appoint a senior independent director to act as an additional contact point for shareholders to bring issues to the attention of the board especially if this cannot easily by done via the Chairman. This role is particularly important in cases where the offices of Chairman and Chief Executive have been combined.

3.2	Non-executive directors

The key role of non-executive directors is to ensure that management concentrates on optimising long-term shareholder value. The detachment of non-executive directors from the day-to-day management of the company means that they have the capacity to look at the interests of the company as a whole over the longer term.

It is vital that non-executive directors are truly engaged with the business and able to bring a long-term perspective to deliberations so that management decisions are not dominated by short-term considerations.

Non-executive directors must exercise effective oversight of the executives in relation to their achievement of strategy and targets as well as managing situations where there may be real or potential conflicts between the interests of management and those of shareholders. We consider that the role of non-executive directors includes:

•	contributing to the right strategy for the company;

•	participating in board discussions on major issues of business development;

•	appraising the performance of key executives, including the chief executive;

•	monitoring results and pressing for appropriate corrective action when necessary;

•	ensuring that the company has the right executive leadership and appropriate succession plans;

•	safeguarding shareholders’ funds by using the ability to challenge management and initiate change when necessary;

•	ensuring effective company communication with shareholders;

•

carrying out specific corporate governance functions, principally via board committees which deal with real or apparent conflicts of interests in the areas of financial reporting, remuneration and nomination of new members to the board.

Market integrity also requires that key participants exercise their responsibilities with diligence and honesty. Events of the last decade have highlighted the ramifications to companies, investors and society of inattention to these basic principles.

3.3	Independence

Boards have to manage the company’s relationship with a wide range of interests including the executives, significant shareholders, employees, suppliers and governments. Oftentimes, these stakeholders have directors representing their interest on the board. Notwithstanding the particular interest they represent, directors have a fiduciary duty to act in the best interest of the collective shareholder body and to exercise independent judgment when deliberating on the company’s affairs.

Due to inherent conflicts that may occur, we require that there should be a significant number of directors on the Board who are independent in a strict sense. Such independent directors provide assurance that the interests of a particular group are not allowed to dominate the affairs of a company.

An independent director is one who is free from relationships or circumstances which could affect, or appear to affect, the director’s judgment. No checklist of descriptive characteristics will suffice to capture whether a director is likely to behave in an independent fashion. Nevertheless, factors we believe may affect a director’s judgment and therefore independence include where the director:

•	is a former employee of the company within the last five years;

•	has (had within the last three years) a material business relationship with the company or is a representative of such interests;

•	receives additional remuneration from the company other than in the capacity of a director;

•	has close family ties with any of the company’s directors, senior employees or company’s advisers;

•	holds cross directorships with an executive director;

•	is or represents a significant shareholder;

•	has served on the board for a significant length of time.

3.4	Board committees

It is now established practice in many jurisdictions for boards to establish key committees of independent directors to oversee the Board’s responsibilities in relation to audit, remuneration and nomination. This is principally to manage conflicts of interests with executive directors and to provide assurance that there is appropriate and independent oversight of these matters on shareholders’ behalf.

Due to the sensitive nature of the issues covered by these committees, we require that the committees are dominated by independent directors.

3.4.1	Audit Committee

The Audit Committee is responsible for exercising oversight of the company’s process for internal controls and financial reporting. Acting independently from management, it has a particular role to ensure that the interests of shareholders are protected in relation to financial reporting.

The Audit Committee is responsible for overseeing and providing assurances to shareholders on the integrity, objectivity and independence of the external audit process. The Audit Committee should pay particular attention to the provision of non-audit services by the external auditor and the risks that the provision of such services may compromise the integrity of external audit.

ISSUES OF CONCERN

Boards

We may withhold support from director elections in the following instances:

•	Insufficient information on the board or where biographical details on proposed directors are not provided;

•

The nominee is not considered to be independent; the number of independent directors on the Board is less than the number recommended by the local best practice standard, or independent directors constitute less than one-third of the board;

•	The position of chairman and chief executive are held by one person;

•	The number of directorships held by the nominee is excessive and/or the director has not devoted sufficient time to the company during the relevant year;

•	Where a Board has not established audit, remuneration or nomination committees;

•	The nominee is a non-independent director on an audit, remuneration or nomination committee which does not have the required number of independent director;

•	Directors do not stand for election by share- holders on a regular basis;

•	The election of several directors is bundled into one resolution;

•	Concerns about a director(s) execution of their responsibilities;

•	To signal concerns about the company’s governance or performance.

3.4.2	Remuneration Committee

The Remuneration Committee is responsible for determining the Board’s policy and practices on executive remuneration. The role of the Committee includes ensuring that the remuneration policy and practices are aligned with the strategies adopted by the Board to optimise shareholder value. Remuneration policies should also align the interests of management with long-term shareholders and be structured to reward sustainable performance. Where restatements of financial results occur, the Committee or Board should seek to recover any improperly paid remuneration to the extent practicable.

The Committee should directly retain and supervise any external consultant used to develop remuneration policies. Preferably, the consultant should not provide other services to or be supervised by management.

3.4.3	Nomination Committee

The Nomination Committee leads the process for the appointment of directors to the board and for ensuring that there is an appropriate diversity of skills, knowledge and experience amongst the directors on the board. The Nomination Committee should ensure that appointments to the Board are made on merit and that directors have sufficient time to devote to the role and that their track record, and that of the companies they have been associated, is a good one. The Committee should also ensure that the company has a strategy for executive succession.

3.4.4	Extra-Financial or Enterprise Risk Committee

We welcome the move by many companies to establish a standing board committee to oversee the company’s management of its material extra-financial risks and opportunities and to ensure that the company fulfills its reporting obligation to enable shareholders to assess this aspect of the company’s performance. We are aware that there is not yet an established formula for what this work should be called or indeed, where responsibility should rest amongst board committees but we consider it increasingly important that boards address this activity as seriously as they do their other functions.

4.	Remuneration

Boards, through the Remuneration Committee, are responsible for adopting remuneration policies and practices that promote the success of companies in creating value for the longer term. The policies and practices should be demonstrably aligned with corporate objectives and business strategy and reviewed regularly. It is necessary to ensure that remuneration policies encourage high standards of performance, aligning the interest of management with those of long-term shareholders. Levels of remuneration should be sufficient to attract, motivate and retain management of a high calibre but should not be excessive by the standards of employment conditions within the company, sector or the executive’s country of residence.

Remuneration arrangements should not entitle executives to rewards when this is not justified by performance.

4.1	Remuneration disclosure

We expect companies to provide full and comprehensive information on the company’s remuneration policy and practices in the Annual Report. The information provided should cover all the elements of remuneration, including salary, annual bonus, benefits, share-based compensation, pensions and details of executive service contracts including notice periods and compensation payable on termination. This information should be provided on an individual basis.

There is a growing trend for transparency and accountability by the Board in its oversight of executive remuneration on shareholders’ behalf. Many jurisdictions provide shareholders with the opportunity to vote on the remuneration policy and its application during the year at the general meeting. We welcome this trend towards accountability and encourage all companies to adopt this practice.

ISSUES OF CONCERN

Remuneration

We may withhold support from remuneration proposals in the following instances:

•	Poor disclosure of remuneration policy and practices;

•	Incomplete disclosure of performance metrics underpinning performance-related remuneration;

•	Performance targets which are not relevant or challenging;

•	Executive options are granted at a discount i.e. priced below prevailing market practice;

•	Repricing of ‘underwater’ stock options;

•	The company engaged in option award backdating;

•	Excessive dilution of shareholder equity through the issuance of shares for share incentive schemes;

•	Compensation payable on termination is excessive or not in line with market practice;

•	Pay packages dominated by perquisites;

•	Contains gratuitous retirement payments or unearned retirement sweeteners not provided to employees generally;

•	Allows triggering of change in control payouts without loss of job or substantial diminution of duties;

•	Enhanced compensation on change of control of the company;

•	Remuneration is based on inappropriate peer comparisons;

•	Internal pay inequity is excessive.

4.2	Performance related remuneration

Annual bonuses and grants of options or conditional shares to executives should be subject to defined and relevant performance criteria which should be disclosed to shareholders.

It is the responsibility of the Remuneration Committee, working with the Audit Committee, to ensure that rewards reflect performance against target. The Board should consider means of reclaiming rewards where performance achievements are subsequently found to have been significantly misstated so that bonuses and other incentives should not have been paid.

4.3	Annual bonus

Annual bonuses reward performance during the relevant business year. Both individual and corporate performance targets are relevant and should be tailored to the requirements of the business. Such targets should be reviewed in line with the evolution of the company’s strategy.

We do not support the payment of bonuses that reward executives for executing transactions (such as mergers or acquisitions) irrespective of their future financial implications for the company.

4.4	Long-term share schemes

Share-based incentives link reward to performance over the longer term. Their purpose is to motivate executives to create sustainable shareholder value. The receipt of rewards under these schemes should therefore be based on disclosed and challenging performance conditions measured over a period appropriate to the strategic objectives of the company. We prefer that performance should be measured over a period of at least three years. All new share-based incentives or any substantive changes to existing schemes should be subject to prior approval by shareholders by means of a separate and binding resolution. Their operation, rationale and cost should be fully explained so that shareholders can make an informed judgment.

The operation of share incentive schemes represents a cost to shareholders. The operation of such schemes should not lead to dilution of shareholder equity in excess of the limits acceptable to shareholders.

We support initiatives to encourage executives to hold shares in the company equivalent to at least one year’s salary. This further aligns the interest of the executive with those of the company and its shareholders. Many companies require executives to retain awards accruing to them under long-term share schemes until they meet the share ownership requirement.

5.	Shareholder rights

The ownership of shares in a company entitles shareholders to corresponding rights in the company. We expect boards to protect and facilitate the exercise of shareholders’ ownership rights. This includes giving shareholders reasonable notice of all matters in respect of which they are required to take action in the exercise of voting rights, or which they may elect to take action on. Major changes to the core businesses of a corporation and other corporate changes which may in substance or effect, dilute the equity or erode the economic interests or share ownership rights of existing shareholders, including mergers, acquisitions, disposals, and issuance of equity should not be made without prior shareholder approval.

We are fundamentally opposed to measures that seek to restrict, undermine, dilute or limit the exercise of ownership rights. In particular, we are concerned about restrictions which seek to limit the rights of minority shareholders to the benefit of management or a particular shareholder(s).

Barriers to the exercise of shareholders’ rights come in different forms. These include restrictions on shareholders’ voting rights; dilution of economic interests through excessive issuance of shares; and provisions which aim to limit the right of shareholders to influence a company’s governance, or their ability to consider transformational transactions such as mergers, acquisitions or disposals.

5.1	Voting rights

In a shareholder democracy, the shareholder vote at general meeting is the principal manner through which shareholders can influence a company’s governance and its strategic direction. Due to its fundamental importance, we believe that shareholders should have voting rights in direct proportion to their economic interest (and risk exposure) in a company. This is normally expressed as the one share, one vote principle. We are therefore opposed to:

•	measures that dilute the voting rights of any shareholder by giving certain shareholders voting rights in excess of their economic interests;

•	proposals that cap shareholders’ voting rights once ownership of a certain percentage of shares is reached;

•	multi-class capitalisation structures created to provide a particular class of shareholders with disproportionate voting rights;

•	supermajority voting requirements intended to limit the ability of shareholders to effect change by effectively providing a veto to a large minority or a group of minority shareholders;

•	voting schemes that do not provide for confidentiality of a shareholders’ vote during the election;

•	unduly restrictive shareholder disclosure policies which have the potential to deprive shareholders of their voting rights.

5.2	Anti-takeover provisions

The Board has an important role in ensuring that the company is properly valued during change of control transactions. However, we have concerns about anti-takeover devices that have the effect of discouraging transactions that may be attractive to shareholders or which limit shareholders’ ability to voice their opinion on a change of control transaction. Many of these devices serve to entrench management and do not allow shareholders the opportunity to judge the performance and prospects of the company under its management relative to the proposal from the bidder.

Devices that cause concerns include:

•	poison pills which deter takeovers by granting the board the ability to issue additional dilutive shares in the event of a bid;

•	transactions which transfer the legal title of a key asset to a friendly foundation and have the effect of frustrating a takeover bid;

•	proposed repurchase of the company’s shares during a bid period at a price that is significantly higher than the fair market value of the shares;

•	blank-cheque preferred shares which may be used as a takeover defence or may be placed in friendly hands to help block a potential takeover bid.

POINTS IMPORTANTS

Shareholder rights

•	measures that dilute the voting rights of any shareholder by giving certain share- holders voting rights in excess of their economic interests;

•	proposals that cap shareholders’ voting rights once ownership of a certain percent- age of shares is reached;

•	multi-class capitalisation structures created to provide a particular class of shareholders with disproportionate voting rights;

•	supermajority voting requirements intended to limit the ability of shareholders to effect change by effectively providing a veto to a large minority or a group of minority shareholders;

•	unduly restrictive shareholder disclosure policies which have the potential to deprive shareholders of their voting rights;

•	poison pills which deter takeovers by granting the board to ability to issue additional dilutive shares in the event of a bid;

•	transactions which transfer the legal title of a key asset to a friendly foundation and have the effect of frustrating a takeover bid;

•	proposed repurchase of the company’s shares during a bid period at a price that is significantly higher than the fair market value of the shares;

•	blank-cheque preferred shares which may be used as a takeover defence or may be placed in friendly hands to help block a potential takeover bid;

•	proposed issuance of new shares with or without pre-emptive rights that are either in excess of the market norms or are not justified.

5.3	Pre-emptime rights

Issuance of new shares presents a risk of dilution to shareholders economic interests. It is established practice in many jurisdictions to grant shareholders the right to approve the issuance of new shares to guard against inappropriate dilution of their economic interest in a company.

The issuance of new shares may be on a pre-emptive basis (new shares are offered to existing shareholders in proportion to their holdings in the company) or on a non pre-emptive basis (where the pre-emption rights of shareholders are excluded).

We are vigilant in reviewing resolutions to issue new shares, particularly if such requests are in excess of the norms in the relevant market. Factors we will take into consideration in reaching a decision include:

•	the level of dilution of value and control for existing shareholders;

•

the strength of the business case: in order to make a reasoned assessment shareholders need to receive a clear explanation of the purpose to which the capital raised will be put and the benefits to be gained — for example in terms of product development or the opportunity cost of not raising new finance to exploit new commercial opportunities — and how the financing or proposed future financing fits in with the life-cycle and financial needs of the company;

•	the size and stage of development of the company and the sector within which it operates;

•

the stewardship and governance of the company. If the company has a track record of generating shareholder value, clear planning and good communications, this may give shareholders additional confidence in its judgment;

•	availability of financing options that do not involve the issue of new shares.

6.	Mergers and acquisitions

Mergers and acquisitions present complex issues for large investors with broadly diversified portfolios, like AXA IM. Shareholders like AXA IM often hold investments in both target company and bidder, which could present a difficult situation where the transaction is good for one company but not the other. Mergers and acquisitions require that we closely evaluate the expected long-term success of the transaction and may require a balancing of interests on both sides of the transaction.

In addition, with increasing numbers of companies going private, there are concerns that in some situations company management and private equity firms participating in the buyout may be capturing value at the expense of public shareholders who by definition, have access to less information. Such transactions can often involve conflicts of interest when management is offered generous remuneration awards and large equity stakes as part of the transaction.

When evaluating a transaction, factors we take into consideration will include:

•	short-term and long-term valuations, taking the company’s strategic potential into consideration;

•	ability of the acquirer to successfully implement the acquisition and integrate the companies;

•	strategic fit of the companies and extra-financial factors bearing on future success;

•	views of significant shareholders;

•	impact of the transaction on customers and other stakeholders;

•	competitive landscape for the relevant entities before and after the transaction;

•	leverage embedded into the transaction and leverage after completion;

•	degree of management remuneration misalignment with shareholder interests, including change in control, bonus, consulting and incentive award payments;

•	advisor conflicts resulting from success fees, investment banking opportunities and future interests in the surviving entity;

•	fairness of the process, such as whether there was a fair auction, alternatives were considered and the deal was evaluated by an independent committee with independent advisors;

•	market reaction to announcement of the transaction;

•	corporate governance profile of any surviving entity in which we will retain an interest.

Companies should approach mergers and acquisitions or going private transactions with these factors in mind. Fund managers retain discretion to instruct votes on change of control transactions in line with the interests of their clients.

7.	Implementation

7.1	Oversight:

AXA IM has a Corporate Governance Committee which guides and oversees the application of this policy. Members include senior AXA IM personnel who have a well established corporate governance profile in their respective markets. The Committee also includes representatives of fund management teams who bring their hands-on investment perspective to the deliberations and liaise with colleagues on the Committee’s behalf.

The Responsible Investment team implements this policy under the direction of the Committee.

7.2	Company Dialogue:

AXA IM holds regular discussions with the Board and management of investee companies on a range of topics including the company’s strategy, operational performance, acquisition and disposal strategy; executive/board performance, and management of extra- financial drivers of risk and reward.

Our general policy is to be supportive of companies in which we invest. However, where we have concerns that have not been or cannot be adequately addressed by a company’s management, we will bring the issue to the attention of the Chairman and other non-executive directors. We may also act in conjunction with other shareholders.

If we are unable to resolve the issue through engagement, we may consider using our clients’ ownership rights to submit resolutions at shareholders’ meetings or requisition of an extraordinary general meeting.

7.3	Voting:

We believe that voting at company meetings is an important part of the dialogue between a company and its shareholders and a fundamental aspect of our fiduciary duty to our clients. We actively monitor resolutions proposed for shareholder approval at general meetings and exercise voting rights on behalf of clients.

We recognise that practices vary in different jurisdictions and that the companies in which we invest are subject to different local laws and regulations on governance matters. When reviewing resolutions proposed at general meetings we judge resolutions against fundamental principles of good corporate governance, while taking account of best practice standards pertinent to the relevant market and the Company’s particular circumstances.

In addition, AXA IM will implement specific voting decisions as instructed by clients.

7.4	Share blocking and other voting restrictions:

A number of markets require that shares are blocked from trading for a specified period if shareholders wish to exercise their voting rights at general meetings. The blocking of shares puts additional constraints on our ability to exercise our clients’ voting rights and manage the underlying portfolio in our clients’ best interests. Other markets impose additional costs or administrative requirements which outweigh the potential benefits of voting.

AXA IM will generally not vote in markets where share blocking applies or where administrative requirements or additional costs are burdensome. In such situations, we may vote in exceptional circumstances or on specific demand from our clients.

7.5	Stock Lending:

A number of clients have decided to participate in stock lending programmes. Stock lending aids market liquidity and allow clients to maximise revenues from their holdings. However, the attendant transfer of voting rights along with the lent shares means that additional scrutiny is required to ensure that lent shares are not put to purposes that are detrimental to the long-term interests of the shareowner. Shares will not be lent where the objective of such activities is to vote at general meetings. We will recall shares in advance of general meetings in the following circumstances:

•	where we wish to register our full voting interests, even if the issues are not deemed to be controversial;

•	where we have engaged or are engaging actively with a company;

•

where companies are seeking shareholder approval for transformational transactions such as mergers and acquisitions, face hostile actions including takeover bids, where shareholders have requisitioned general meetings or put items on the agenda which we consider to be detrimental to our interests or where we wish to support such items; or

•	where the issue at stake represents a serious threat to shareholder rights or interests.

7.6	Conflicts of Interest

The Corporate Governance Committee has the sole responsibility for determining the voting decisions of clients who have given AXA IM full discretion to vote on their behalf. Voting decisions are made within the context of the fiduciary duty owed to clients.

Use of an independent fiduciary has been adopted for voting the proxies of our third party clients at the general meetings of AXA SA.

This document is for informational purposes only and does not constitute, on AXA Investment Managers Paris part, an offer to buy or sell or a solicitation or investment advice. AXA Investment Managers Paris disclaims any and all liability relating to a decision based on or for reliance on this information.

BLACKROCK

GLOBAL CORPORATE GOVERNANCE & ENGAGEMENT PRINCIPLES

December 2011

INTRODUCTION TO BLACKROCK

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.

PHILOSOPHY ON CORPORATE GOVERNANCE

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership: companies should be accountable to shareholders for the use of their money, companies and their boards should be structured with appropriate checks and balances to ensure that they operate in shareholders’ interests, effective voting rights are central to the rights of ownership and there should be one vote for one share. Key elements of shareholder protection include protection against excessive dilution, the election of directors and the appointment of auditors. Specifically, shareholders should have the right to elect, remove and nominate directors and to amend the corporate charter or by-laws. Shareholders should also be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, the distribution of income and the capital structure. In order to exercise these rights in their own best interests, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the performance of the company and management.

Our focus is on the board of directors, as the agent of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and the items of business they put to a shareholder vote at shareholder meetings. Votes against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns communicated to it regarding the strategy or management of a company.

These principles set out our approach to engaging with companies, provide guidance on our position on the key aspects of corporate governance and outline how these might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of a company’s unique circumstances. We are interested to understand from the company’s reporting the approach taken, particularly where it is different from the usual market practice and to understand how it benefits shareholders.

BlackRock also believes that shareholders are responsible for exercising oversight of, and promoting due care in, the stewardship of their investment in a company. These ownership responsibilities include, in our view, engaging in certain circumstances with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. BlackRock’s approach to oversight in relation to its corporate governance activities is set out in the section titled “BlackRock’s oversight of its corporate governance activities” below.

CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

•	Boards and directors

•	Accounting and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Remuneration and benefits

•	Social, ethical and environmental issues

•	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage better practice. In making voting decisions, we take into account research from external proxy advisors, other internal and external research and academic articles, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with issuers to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the operation and strategic direction of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

•	establishing an appropriate corporate governance structure;

•	overseeing and supporting management in setting strategy;

•	ensuring the integrity of financial statements;

•	making decisions regarding mergers, acquisitions and disposals;

•	establishing appropriate executive compensation structures; and

•	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about individual board directors may include their membership on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence include but are not limited to:

•	current employment at the company or a subsidiary;

•	former employment within the past several years as an executive of the company;

•	providing substantial professional services to the company and/or members of the company’s management;

•	having had a substantial business relationship in the past three years;

•	having, or representing a shareholder with, a substantial shareholding in the company;

•	being an immediate family member of any of the aforementioned; and

•	interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders where they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. We believe that directors are in the best position to assess the optimal size for the board but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Accounting and audit-related issues

BlackRock recognizes the critical importance of financial statements which provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital structure, mergers, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review the transaction to determine the degree to which the proposed transaction enhances long term shareholder value. We would prefer that such transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction does involve related parties we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that payout rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (SEE) aspects of their businesses.

BlackRock expects companies to identify and report on the key, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management are dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and substantial economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and situation of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies forms the basis on which shareholders can assess the extent to which the economic interests of shareholders have been protected and enhanced and the quality of the board’s oversight of management. BlackRock considers as fundamental, shareholders’ rights to vote, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

BLACKROCK’S OVERSIGHT OF ITS CORPORATE GOVERNANCE ACTIVITIES

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. This function is executed by a team of dedicated BlackRock employees without sales responsibilities (the “Corporate Governance Group”), which reports to the equity portfolio management business and is considered an investment function. BlackRock maintains regional oversight committees (“Corporate Governance Committees”) for the Americas, Europe, Asia ex-Japan, Japan, and Australia/New Zealand, consisting of senior BlackRock investment professionals. All of the regional Corporate Governance Committees report to a Global Corporate Governance Committee which is composed of the Chair and Vice-Chair of each regional Corporate Governance Committee. The Corporate Governance Committees review and approve amendments to the BlackRock Guidelines and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads the Corporate Governance Group to carry out engagement, voting and vote operations in a manner consistent with the relevant Corporate Governance Committee’s mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. The Corporate Governance Committees likewise retain the authority to, among other things, deliberate or otherwise act directly on specific proxies as they deem appropriate. BlackRock’s Equity Investment Portfolio Oversight Committee (EIPOC) oversees certain aspects of the Global Corporate Governance Committee and the Corporate Governance Group’s activities.

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its proxy voting guidelines (“Guidelines”) for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The Corporate Governance Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

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BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each Corporate Governance Committee’s jurisdiction.

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The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committees reserve the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process. In addition, the Corporate Governance Committees receive periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Corporate Governance Committees.

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BlackRock’s Global Corporate Governance Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

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BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

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In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The attached issue-specific voting Guidelines for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

BLACKROCK

PROXY VOTING GUIDELINES FOR U.S. SECURITIES

January 2013

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles , which are available on-line at www.blackrock.com

INTRODUCTION

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context for U.S. Securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

VOTING GUIDELINES

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Remuneration and benefits

•	Social, ethical and environmental issues

•	General corporate governance matters

Boards and directors

Director elections

BlackRock generally supports board nominees in most uncontested elections. BlackRock may withhold votes from certain directors on the board or members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

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The independent chair or lead independent director and members of the governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

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The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

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An insider or affiliated outsider who sits on the board’s audit, compensation, nominating or governance committees, which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

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Members of the audit committee during a period when the board failed to facilitate quality, independent auditing, for example, if substantial accounting irregularities suggest insufficient oversight by that committee.

•	Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

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Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

•	Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

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The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voting and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

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The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

•	Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

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Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

•	Where a director has a pattern over a period of years of attending less than 75% of combined board and applicable key committee meetings.

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Where a director has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director will be able to commit sufficient focus and time to a particular company (commonly referred to as “over-boarding”). While each situation will be reviewed on a case-by-case basis, BlackRock is most likely to withhold votes for over-boarding where a director is: 1) serving on more than four public company boards; or 2) is a chief executive officer at a public company and is serving on more than two public company boards in addition to the board of the company where they serve as chief executive officer.

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair, we generally register our concern by withholding votes from all members of the relevant committee who are subject to election that year.

Director independence

We expect that a board should be majority independent. We believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests. Common impediments to independence in the U.S. include but are not limited to:

•	Employment by the company or a subsidiary as a senior executive within the previous five years

•	Status as a founder of the company

•	Substantial business or personal relationships with the company or the company’s senior executives

•	Family relationships with senior executives or founders of the company

•	An equity ownership in the company in excess of 20%

Age limits / term limits

We encourage boards to routinely refresh their membership to ensure that new viewpoints are included in the boardroom. We believe that the nominating committee of the board has the ability to implement such refreshment. As a result, we typically oppose shareholder proposals imposing arbitrary limits on the pool of directors from which shareholders can choose their representatives. However, where boards find that age limits or term limits are the most efficient mechanism for ensuring routine board refreshment, we generally defer to the board’s determination in setting such limits.

Board size

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

Classified board of directors/staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we may be required to register our concerns through our vote on the directors who are subject to election that year (see “Director elections” for additional detail). Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Contested director elections

Most director elections are not competitive, but shareholders are sometimes presented with competing slates of director candidates. Generally, such proxy contests are the result of a shareholder (or group of shareholders) seeking to change the company’s strategy or address failures in the board’s oversight of management. The details of proxy contests are assessed on a case-by-case basis. We evaluate a number of factors, which may include, but are not limited to: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissidents represent the best option for enhancing long term shareholder value.

Cumulative	voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

We typically oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility. We may support cumulative voting proposals at companies where the board is not majority independent. We may support cumulative voting at companies that have a controlling shareholder. A cumulative voting structure is not consistent with a majority voting requirement, as it may interfere with the capacity of director candidates to achieve the required level of support. We may not support a cumulative voting proposal at a company that has adopted a majority voting standard.

Director	compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances. As discussed in further detail under the heading “Equity compensation plans” below, we believe that companies should prohibit directors from engaging in transactions with respect to their long term compensation that might disrupt the intended economic alignment between equity plan beneficiaries and shareholders.

Indemnification	of directors and officers

We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Majority	vote requirements

BlackRock generally supports proposals seeking to require director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. We note that majority voting is not appropriate in all circumstances, for example, in the context of a contested election. We also recognize that some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast, and we believe that such a requirement can be generally equivalent to a majority voting regime. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Separation	of chairman and CEO positions

We believe that independent leadership is important in the board room. In the US there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director. We generally consider the designation of a lead independent director as an acceptable alternative to an independent chair if the lead independent director has a term of at least one year and has powers to: 1) set board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Where a company does not have a lead independent director that meets these criteria, we generally support the separation of chairman and CEO.

Shareholder	access to the proxy

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own and to have those nominees included on the company’s proxy card. This right is commonly referred to as “proxy access”. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Given the complexity of structuring an appropriate proxy access mechanism and the brevity required of shareholder proposals, we generally expect that a shareholder proposal to adopt proxy access will describe general parameters for the mechanism, while providing the board with flexibility to design a process that is appropriate in light of the company’s specific circumstances. Proxy access mechanisms should provide shareholders with assurances that the mechanism will not be subject to abuse by short term investors, investors without a substantial investment in the company, or investors seeking to take control of the board. We will review proposals regarding the adoption of proxy access on a case-by-case basis in light of the specific terms of the proposal and the circumstances of the company.

Auditors	and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital	structure proposals

Blank	check preferred

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Equal	voting rights

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

However, when a management or shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Increase	in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.

Increase	or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

Stock	splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers,	asset sales, and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

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For mergers and asset sales, we assess the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply.

•	There should be a favorable business reason for the combination.

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Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own.

•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions.

Poison	pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

Reimbursement	of expenses for successful shareholder campaigns

Proxy contests and other public campaigns can be valuable mechanisms for holding boards of underperforming companies accountable to their shareholders. However, these campaigns can also lead to unwarranted cost and distraction for boards and management teams, and may be imposed by investors whose interests are not aligned with other investors. Therefore, we generally do not support proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign, as we believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

Remuneration	and benefits

We note that there are both management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Advisory	resolutions on executive compensation (“Say on Pay”)

In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company. We understand that compensation committees are undertaking their analysis in the context of a competitive marketplace for executive talent. We also believe that shareholders can express concern regarding executive compensation practices through their vote on directors, and our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee. As a result, our Say on Pay vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions.

Advisory	votes on the frequency of Say on Pay resolutions (“Say When on Pay”)

BlackRock will generally opt for a triennial vote on Say on Pay. We believe that shareholders should undertake an annual review of executive compensation and express their concerns through their vote on the members of the compensation committee. As a result, it is generally not necessary to hold a Say on Pay vote on an annual basis, as the Say on Pay vote merely supplements the shareholder’s vote on Compensation Committee members. However, we may support annual Say on Pay votes in some situations, for example, where we conclude that a company has failed to align pay with performance.

Claw	back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated or were otherwise awarded as a result of deceptive business practices. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee	stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity	compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, for example: use of the stock as collateral for a loan; use of the stock in a margin account; use of the stock (or an unvested award) in hedging or derivative transactions. We may support shareholder proposals requesting the board to establish such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden	parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential payout under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.

When determining whether to support or oppose an advisory vote on a golden parachute plan (“Say on Golden Parachutes”), we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:

•	whether we believe that the triggering event is in the best interest of shareholders;

•	an evaluation of whether management attempted to maximize shareholder value in the triggering event;

•	the percentage of total transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment;

•	whether excessively large excise tax gross up payments are part of the payout;

•	whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers; and/or

•	whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company.

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a Say on Golden Parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

Option	exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems. BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.

Pay-for-Performance	plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-Superior-Performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement.

Supplemental	executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social,	ethical and environmental issues

See “Global Corporate Governance and Engagement Principles.”

General	corporate governance matters

Adjourn	meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled	proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Corporate	political activities

Portfolio companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party or issue; and risks that arise from the complex legal, regulatory and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may determine to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.

Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.

Other	business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.

Shareholders’	right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process in order to avoid the waste of corporate resources in addressing narrowly supported interests; and 2) support from a minimum of 50% of outstanding shares is required to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Shareholders’	right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple	majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.

BLACK ROCK

PROXY VOTING GUIDELINES FOR CANADIAN SECURITIES

January 2013

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles, which are available on-line at www.blackrock.com

INTRODUCTION

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context for Canadian securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

Under Canadian securities laws, publicly offered mutual funds such as the Canadian iShares funds have certain voting prohibitions if such funds hold another public mutual fund that is managed by the same manager or an affiliate. The same prohibition is also a condition in exemptive relief permitting BlackRock-sponsored Canadian funds to hold other BlackRock-sponsored funds. As a result, any BlackRock-sponsored Canadian funds which hold other BlackRock-sponsored fund(s) are not permitted to vote any proxies received from such underlying BlackRock-sponsored fund(s), even if the voting would be conducted by an independent fiduciary.

VOTING GUIDELINES

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure proposals

•	Remuneration and benefits

•	Social, ethical and environmental issues

•	General corporate governance matters

Boards and directors

Director elections

BlackRock generally supports board nominees in most uncontested elections. BlackRock may withhold votes from certain directors on the board or members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

•

The independent chair or lead independent director and members of the governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact of shareholders’ fundamental rights or long-term economic interests.

•

The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

•

An insider or affiliated outsider who sits on the board’s audit, compensation, nominating or governance committees, which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the more stringent of Canadian regulatory or U.S. stock exchanges definitions, we will typically only vote against insiders or affiliates who sit on the audit committee, but not other key committees. For companies listed on venture stock exchanges, we will typically only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

•

Members of the audit committee during a period when the board failed to facilitate quality, independent auditing, for example, if substantial accounting irregularities suggest insufficient oversight by that committee.

•

Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

•	Members of the compensation committee where the company has repriced options without shareholder approval.

•

The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voting and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

•

The chair of the nominating committee where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company or a company listed on a venture exchange.

•	Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

•

Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

•	Where a director has a pattern over a period of years of attending less than 75% of combined board and applicable key committee meetings.

BlackRock believes that shareholders should have the opportunity to elect each board member individually without having to accept a single slate. Where a company does not allow investors to vote for directors individually BlackRock may withhold for an entire slate of directors where director(s) have acted sufficiently contrary to shareholders’ interests to raise substantial concern about several directors or the board as a whole. The decision to support or oppose a slate of directors will often require the evaluation of each individual director, per the above parameters, and a balancing of the overall concerns regarding the nominees.

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair, we generally register our concern by withholding votes from all members of the relevant committee who are subject to election that year.

Director independence

We expect that a board should be majority independent. We believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests. Common impediments to independence in Canada include but are not limited to:

•	Employment by the company or a subsidiary as a senior executive within the previous five years

•	Substantial business or personal relationships with the company or the company’s senior executives

•	Family relationships with senior executives or founders of the company

•	An equity ownership in the company in excess of 20%

Age	limits / term limits

We encourage boards to routinely refresh their membership to ensure that new viewpoints are included in the boardroom. We believe that the nominating committee of the board has the ability to implement such refreshment. As a result, we typically oppose shareholder proposals imposing arbitrary limits on the pool of directors from which shareholders can choose their representatives, However, where boards find that age limits or term limits are the most efficient mechanism for ensuring routine board refreshment, we generally defer to the board’s determination in setting such limits.

Board	size

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

Classified	board of directors / staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to re-election (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we may be required to register our concerns through our vote on the directors who are subject to election that year (see “Director elections” for additional detail). Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Contested	director elections

Most director elections are not competitive, but shareholders are sometimes presented with competing slates of director candidates. Generally, such proxy contests are the result of a shareholder (or group of shareholders) seeking to change the company’s strategy or address failures in the board’s oversight of management. The details of proxy contests are assessed on a case-by-case basis. We evaluate a number of factors, which may include, but are not limited to: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissidents represent the best option for enhancing long term shareholder value.

Cumulative	voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

We typically oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility. We may support cumulative voting proposals at companies where the board is not majority independent. We may support cumulative voting proposals at companies where company has a controlling shareholder. A cumulative voting structure is not consistent with a majority voting requirement, as it may interfere with the capacity of director candidates to achieve the required level of support. We may not support a cumulative voting proposal at a company that has adopted a majority voting standard.

Director	compensation and equity plans

We believe that compensation for independent outside directors should be structured to align the interests of the directors with those of shareholders, whom they have been elected to represent. We believe that independent outside director compensation packages based on the company’s long term performance and that include some form of equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances. As discussed in further detail under the heading “Equity compensation plans” below, we believe that companies should prohibit directors from engaging in transactions with respect to their long term compensation that might disrupt the intended economic alignment between equity plan beneficiaries and shareholders.

Majority	vote requirements

BlackRock generally supports proposals seeking to require director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. We note that majority voting is not appropriate in all circumstances, for example, in the context of a contested election. We also recognize that some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast, and we believe that such a requirement can be generally equivalent to a majority voting regime. Where we believe the majority vote proposal is reasonable and does not unnecessarily restrict a board’s ability to allow a director to continue serving where appropriate, we will generally support the proposal. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Separation	of chairman and CEO positions

We believe that independent leadership is important in the board room. Further, National Policy 58-201 states “the chair of the board should be an independent director. Where this is not appropriate, an independent director should be appointed to act as ‘lead director’. However, either an independent chair or an independent lead director should act as the effective leader of the board and ensure that the board’s agenda will enable it to successfully carry out its duties.” We therefore generally consider the designation of an independent lead director as an acceptable alternative to an independent chair if the independent lead director meets this definition. Where a company does not have an independent chair or an independent lead director that meet these criteria, we generally support the separation of chairman and CEO.

Auditors	and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital	structure proposals

Blank	check preferred

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Equal	voting rights

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

However, when a management or shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Mergers,	asset sales, and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

•

For mergers and asset sales, we assess the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply.

•	There should be a favorable business reason for the combination.

•

Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own.

•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions.

Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. Canadian corporations are required to submit any poison pill to a shareholder vote within six months following the adoption of the plan by the board.

Our policy is to examine these plans individually, taking into account the design and intent of each plan. We generally support plans that are designed to ensure the equal treatment of all shareholders in a takeover situation. In making this determination, we seek to ensure that the plan includes a reasonable Permitted Bid clause allowing for shareholders to determine for themselves the acceptability of any bid for their shares. A favorable Permitted Bid clause should include clear definitions of key elements of the plan, set a reasonable time period (typically not longer than 60 days) for a bid in order to allow a board to seek superior alternatives, and establish a sufficiently high triggering threshold for the pill. Further, we look for plans that stipulate a sunset provision whereby the pill expires unless it is renewed by shareholders from time-to-time, generally every three years. We will typically oppose poison pills that do not provide for a reasonable Permitted Bid or that provides extensive discretion to the board in a takeover situation, potentially preventing shareholders the opportunity to accept a bid for their shares.

Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels).

Remuneration and benefits

We note that there are both management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Adopt	advisory resolutions on executive compensation

BlackRock generally opposes proposals asking for companies to adopt advisory resolutions on executive compensation (“Say-on-Pay”). We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues unique to the company. In our view, shareholders have a sufficient and much more powerful “say-on-pay” today in the form of director elections, in particular with regards to members of the compensation committee.

Advisory resolutions on compensation committee reports

In cases where there is an advisory vote on compensation, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. Our vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions.

Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated or were otherwise awarded as a result of deceptive business practices. We generally favor recoupment from any executive whose compensation was based on faulty financial reporting or deceptive business practices, regardless of that particular executive’s role in the faulty reporting. We generally support these proposals.

Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under the Income Tax Act (Canada) (“ITA”). The ITA sets out conditions that such ESPP’s are required to satisfy. We will typically support ESPP proposals that (1) satisfy the requirements of the ITA, and (2) result in voting power dilution of ten percent or less.

Equity compensation plans

BlackRock generally supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders, while limiting dilution to existing shareholders. Our evaluation of equity compensation plans is based on the cost to shareholders, relative to the company’s peers and its performance. BlackRock reviews equity compensation cost and dilution models provided by third party research vendors in making our voting decisions on equity plans.

In principle, we oppose the repricing and exchange of options, but we will consider the impact of such features on high-tech, emerging and growth companies and merger situations. Such consideration generally will focus on the cost-benefit relationship. Inappropriate repricings without shareholder approval may lead us to oppose a company’s proposed future use of equity compensation despite other attractive features of a plan.

We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, for example: use of the stock as collateral for a loan; use of the stock in a margin account; use of the stock (or an unvested award) in hedging or derivative transactions. We may support shareholder proposals requesting the board to establish such policies.

Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view this as encouragement to management to consider proposals that might be beneficial to shareholders. We normally support golden parachutes put to shareholder vote unless there is clear evidence of excess or abuse. We may also support shareholder proposals requesting that implementation of such arrangements require shareholder approval. In particular, we generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.

Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomics trends, not individual company performance; directors and executives officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems. BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.

Pay-for-superior performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement. However, our preferred approach to managing pay-for-superior performance disconnect is via a withhold vote for the compensation committee.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social, ethical and environmental issues

See “Global Corporate Governance and Engagement Principles.”

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interest of shareholders.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry-out an appropriate level of shareholder oversight.

Ratify acts of board and management

Some companies propose that shareholders ratify all acts of directors and/or officers taken in the previous year. In most cases, shareholder ratification does not preclude future shareholder action in the event that wrongdoing is discovered. We generally vote to ratify all acts of directors and/or officers taken in the previous year unless there is clear evidence of negligence or action counter to shareholder interests.

Reincorporation

Proposals to reincorporate from one province or country to another are quite uncommon in Canada. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will generally support reincorporation if we determine that the overall benefits outweigh the diminished rights.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determined shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of shareholder interest and we may support such requirements in those situations.

Stakeholder provisions

Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders when making corporate decisions. Stakeholder interests vary widely and are not necessarily consistent with the best long-term economic interests of shareholders, whose capital is at risk in the ownership of a public company. We believe the board’s fiduciary obligation is to ensure management is employing this capital in the most efficient manner so as to maximize shareholder value, and we oppose any provision that suggests the board should do otherwise.

BLACKROCK

PROXY VOTING GUIDELINES FOR LATIN AMERICAN SECURITIES

January 2013

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles, which are available on-line at www.blackrock.com

INTRODUCTION

These voting guidelines cover issues specific to certain Latin American markets in which BlackRock is a large investor. If you are interested in our approach to governance in a market that is not specifically addressed in this document, you can refer to BlackRock’s Global Corporate Governance and Engagement Principles, which provide a broad overview of our philosophy regarding governance. We also invite our portfolio companies to reach out to BlackRock’s Corporate Governance team directly to discuss any questions regarding governance issues.

These guidelines are intended only to give an indication of how we are likely to vote. We assess voting issues on a case-by-case basis, taking into account the circumstances of the company, and our voting decisions at any individual shareholder meeting may diverge from the general approach described in these guidelines.

BlackRock expects companies to observe the relevant laws and regulations of their market, as well as local guidelines on corporate governance best practice. Local governance best practice codes may be underpinned by an approach that allows companies not to adopt recommended practices as long as they explain why they have not. BlackRock agrees that individual companies may have good reasons for pursuing an atypical approach to governance, and asks companies to frame their explanations for such alternative approaches in the context of why not complying with the recommended practices better serves shareholders’ long-term interests.

In many Latin American markets, companies have historically been controlled by a single owner or a small group of owners, who have turned to the public equity markets as a source of capital without ceding control of the company to the owners of publicly traded shares. In Latin America, these closely held firms are sometimes viewed as more reliable investment opportunities than companies with a dispersed ownership base (sometimes referred to as “dispersed companies” or “ownerless companies”) because the controlling shareholder can be addressed directly regarding questions of corporate strategy and is known to have a level of long-term commitment to the performance of the company.

As investors from other markets have increasingly viewed publicly traded companies in Latin America as an opportunity for portfolio growth and diversification, BlackRock encourages all issuers to adopt disclosure and operational processes to facilitate the participation of foreign investors in the development of governance policy and, specifically, at meetings of shareholders. Such changes might include: publishing the shareholder meeting circular at least 45 days prior to the meeting taking place; providing biographical information regarding director candidates as part of the shareholder meeting information circular; ensuring that the Investor Relations team includes individuals who speak languages commonly used by the company’s foreign shareholders; or providing dedicated seats on the board for minority investors.

COUNTRY-SPECIFIC CONSIDERATIONS

Brazil

The Sao Paulo stock exchange or BOVESPA currently offers four listing levels (basic, Nivel 1, Nivel 2 and the Novo Mercado) that require increasingly stringent corporate governance standards. Additionally, all Brazilian companies follow, on a comply-or-explain basis, The Code of Good Corporate Governance administered by the Comissão de Valores Mobiliários or CVM (the counterpart of the U.S. Securities and Exchange Commission). Furthermore, The Brazilian Institute of Good Corporate Governance (IBGC) has published a best practices code for voluntary adoption that aims to strengthen governance standards in the market.

While increasing capital from foreign investors has recently diversified Brazilian companies’ ownership base and increased the average free float, corporate ownership typically remains highly concentrated. Traditionally, shareholder meetings have relied on the physical presence of shareholders. This characteristic explains why information is often not available in advance of the meeting and the market’s overall relative lack of disclosure.

Boards and directors

The Brazilian Corporations Law mandates a minimum of three directors, while the CVM recommends five to nine directors with a minimum of two directors having expertise in finance and accounting. The boards of companies listed on the Novo Mercado are required to have at least 20% of their directors be independent. The IBGC code recommends boards to have at least a majority of independent directors. The Brazilian Corporations law allows minority and preferred shareholders present at the meeting to appoint one member each to the board of directors.

In addition to the board of directors, companies typically have an executive officer board and a fiscal council that is responsible for overseeing audit-related board functions. Brazilian companies generally do not have audit or other board committees.

Shareholders are often presented with the directors for election bundled on a slate. Candidate information is not necessarily available until the shareholder meeting. Minority shareholder representatives to the board are most often identified by minority shareholders at the shareholder meeting; as a result, shareholders voting via proxy may not be able to meaningfully identify their preferred candidates. In the event that the names of the board candidates are not available ahead of the meeting, we may evaluate the current board composition and assess any specific problems or concerns at the board or the company.

In recognition of local market practices, BlackRock generally votes to support director slates in Brazil, even in the absence of specific information regarding their identities. We are likely to oppose director slates in situations where we identify a specific concern with the slate of directors.

Auditors and audit-related issues

Public companies in Brazil have an external auditor that is selected by the board of directors and not typically ratified by shareholders. Auditor compensation is typically not disclosed.

Capital structure, mergers, asset sales and other special transactions

In a merger, the acquiring company must name risk assessment companies to evaluate the assets of the target company. The approval of the statutory report does not preclude shareholders’ right to dissent. Shareholders generally benefit from preemptive rights on new share issuances, regardless of share class.

According to the Corporations Law, companies must present financial statements to shareholders for approval at least one month in advance of the annual meeting.

BlackRock expects companies to adhere to the Corporations Law with regards to dividend distribution and payout ratios. Typically, 5% of the company’s income needs to be allocated to the company’s legal reserve (as long as it is less than 20% of the outstanding capital) and at least 25% of a company’s adjusted net income must be distributed as dividends. If BlackRock concludes that a company has failed to appropriately allocate income to shareholders, BlackRock may vote against a proposal seeking approval of income allocation and dividends.

Proposals to issue additional shares, establish new share classes, or engage in a debt financing arrangement will be assessed on a case-by-case basis. BlackRock’s decision will be guided by the information provided by the company, the company’s current share structure and BlackRock’s assessment of whether the changes to the capital structure appear to be in the best long-term interests of shareholders. In the absence of sufficient disclosure for BlackRock to understand the purposes of the proposed changes to the capital structure, BlackRock may be unable to support management’s proposal.

Similarly, mergers, asset sales, and other special transactions are assessed based on the specific circumstances of the company and the details of the proposed transaction.

Remuneration and benefits

While local best practice standards call for the disclosure of compensation for CEOs, directors, and auditors, companies rarely disclose the proposed compensation levels prior to the shareholder meeting. When companies do provide data regarding compensation, they seldom disclose compensation levels of individual executive officers, preferring instead to disclose the aggregate compensation levels of both directors and executive officers. Shareholders are not asked to approve remuneration of executives.

Chile

Various best practice codes and regulations inform the corporate governance of companies in Chile: The 2000 Tender Offers and Corporate Governance Law (“Ley de OPAS”); the 2001 First Capital Market law (“MKI”); the 2008 Second Capital Markets Law (“MKII”); and the 2009 Law 20,382. Companies must disclose their vote results on their websites.

In Chile, the predominant forms of corporate structure are business groups or conglomerates. Most publicly traded companies have a controlling shareholder or a group of shareholders acting in concert. While concentrated and pyramid structures are common, Chilean institutional investors, primarily pensions funds, are actively influencing corporate governance in this market in an effort to protect minority shareholder rights.

Boards and directors

Most companies have a unitary board structure and directors generally serve two year terms. The minimum number of board seats is seven, although the board is often elected as a slate. Under Chilean law, companies are not required to have any committees; however, if a company’s market capitalization exceeds $60M with a free float of at least 12.5%, they are required to have at least one independent director and an audit committee composed of at least three board members, a majority of whom must be independent.

Chilean investors owning a minimum of 1% (and a maximum of 10%), may nominate independent directors to the board. For foreign investors, however, disclosure regarding matters to be addressed at the shareholder meeting is relatively poor and detailed information regarding director candidates is generally not available in advance of the meeting.

In recognition of local market practices, BlackRock generally votes to support director nominees in Chile, even in the absence of specific information regarding their identities. We are likely to oppose individual board nominees or slates in situations where we identify a specific concern with the individual director or slate of directors.

Auditors and audit-related issues

External auditors are required to be independent by standards defined in the Code of Ethics and Auditing Standards of the Association of Auditors. Furthermore, auditors must not own, directly or indirectly, more than 3% of the total equity of an issuer, nor should revenue from any one company exceed more than 15% of the auditor’s total revenue.

BlackRock generally supports ratification of auditor proposals, unless there is evidence of auditor misconduct.

Capital structure, mergers, asset sales and other special transactions

Chilean companies are allowed to create multiple classes of stock with different voting rights for each class. Most companies have a single class share structure. Nearly all Chilean companies have a controlling shareholder. Mergers and acquisitions, reorganizations, private placements and liquidations all require supermajority vote approval, to protect the minority shareholders’ interests. Related transactions must be: preapproved by a majority of uninterested directors; in the best interest of the company; and put to shareholders for a vote.

Companies must present financial results and director and auditor reports to shareholders for approval at the annual meeting. These reports typically include a letter from the board, balance sheet, and income statements.

BlackRock expects Chilean companies to adhere to market standards with regards to dividend distribution and payout ratios, and issuers are generally required by law to pay out at least 30% of net income as cash dividends. BlackRock typically supports payout ratios of 30% or more, and will review the payout levels of the past two years if the ratio has fallen below this level. If BlackRock concludes that a company has failed to appropriately allocate income to shareholders, BlackRock may vote against a proposal seeking approval of income allocation and dividends.

Proposals to issue additional shares, establish new share classes, or engage in a debt financing arrangement will be assessed on a case-by-case basis. BlackRock’s decision will be guided by the information provided by the company, the company’s current share structure and BlackRock’s assessment of whether the changes to the capital structure appear to be in the best long-term interests of shareholders. In the absence of sufficient disclosure for BlackRock to understand the purposes of the proposed changes to the capital structure, BlackRock may be unable to support management’s proposal.

Similarly, mergers, asset sales, and other special transactions are assessed based on the specific circumstances of the company and the details of the proposed transaction.

Remuneration and benefits

In Chile, public companies must disclose director remuneration in the Annual Report with separate figures for travel, representation and other expenses. As a result, shareholders have material with which to evaluate director compensation proposals.

Shareholders are not asked to approve remuneration of executives; however, the aggregate compensation figure for all officers may be disclosed.

General corporate governance matters

Amendment of articles generally requires the approval of 75% of voting stock at a shareholder meeting. BlackRock will generally vote against a proposal to amend articles or bylaws unless sufficient information has been provided for investors to reasonably understand the implications of the proposal.

Colombia

Various best practice codes and regulations inform the corporate governance of companies in Colombia. Best practice codes include: the Confecamaras code (2001); the SME’s Code of Corporate Governance (2003); the Andean Code (2004); and the new Colombian Corporate Governance Code (2007). Regulations include: Law 222 (1995); Resolution 275 (2001); and Law 964 (2005).

Boards and directors

Boards of directors in Colombia must comprise a minimum of five directors and a maximum of ten; 25% of directors must be independent. The separation of chairman and CEO positions is mandated by law. Common impediments to director independence as considered by local market practice may include the receipt of director compensation for services provided other than serving on the board, charitable payments made to non-profit organizations with which a director is involved, and interlocking directorships.

An Audit Committee is required, consisting of a minimum of three directors. The Audit Committee must include all of the independent directors on the board, and the chair of the Audit Committee must be independent. It is uncommon for companies to adopt other board committees in Colombia, although local best practice standards call for the establishment of a Human Resources Committee and a Corporate Governance Committee.

Shareholders are presented with the directors for election bundled on a slate. Candidate information is not typically available until the shareholder meeting. In the event that the names of the board candidates are not available ahead of the meeting, we may evaluate the current board composition and assess any specific problems or concerns at the board or the company.

In some instances, Colombian companies may actively solicit institutional shareholders for director nominations in order to further minority investor representation.

In recognition of local market practices, BlackRock generally votes to support director slates in Colombia, even in the absence of specific information regarding their identities. We are likely to oppose director slates in situations where we identify a specific concern with the slate of directors.

Auditors and audit-related issues

Public companies in Colombia must have an external auditor that is elected by shareholders. Auditor compensation is typically not disclosed. In the absence of contentious allegations surrounding the financial accounts of the company, BlackRock generally votes for the appointment of the board-selected auditors.

Capital structure, mergers, asset sales and other special transactions

Corporate ownership and control is typically highly concentrated in Colombia. Common shares carry one vote per share. Share classes with multiple voting rights are not allowed, although preferred shares carrying no votes are allowed in the capital structure. Shareholders have preemptive rights on new share issuances, regardless of share class. Shareholder approval is required for share issuances without preemption. Companies typically seek approval for creation of a pool of capital for general issuances.

Colombian companies must present annual accounts and statutory reports to shareholders for approval at the annual meeting. These reports typically include a chairman’s letter, balance sheet, income statement, and explanatory notes in accordance with Colombian GAAP.

BlackRock expects companies in Colombia to adhere to market standards with regards to dividend distribution and payout ratios. Typically, at least 50% of net income must be distributed as dividends. If BlackRock concludes that a company has failed to appropriately allocate income to shareholders, BlackRock may vote against a proposal seeking approval of income allocation and dividends.

Proposals to issue additional shares, establish new share classes, or engage in a debt financing arrangement will be assessed on a case-by-case basis. BlackRock’s decision will be guided by the information provided by the company, the company’s current share structure and BlackRock’s assessment of whether the changes to the capital structure appear to be in the best long-term interests of shareholders. In the absence of sufficient disclosure for BlackRock to understand the purposes of the proposed changes to the capital structure, BlackRock may be unable to support management’s proposal.

Similarly, mergers, asset sales, and other special transactions are assessed based on the specific circumstances of the company and the details of the proposed transaction.

Remuneration and benefits

Best practice calls for the disclosure of compensation policy for CEOs, directors, auditors and consultants. Shareholders are not asked to approve remuneration of executives.

General corporate governance matters

Amendment of articles requires the approval of 70% of votes cast at a shareholder meeting to consider such amendment. BlackRock will generally vote against a proposal to amend articles or bylaws unless sufficient disclosure allows for investors to reasonably understand the implications of the proposal.

Mexico

Various best practice codes and regulations inform the corporate governance of companies in Mexico: the New Mexican Securities Law (Ley del Mercado de Valores, or “New LMV”) (2005) and the Mexican Best Practice Code (last revised in 2010). The website of the main stock exchange (Bolsa Mexicana de Valores) provides quarterly financial reports and company information. However, detailed and up-to-date proxy statements remain extremely rare.

Most large companies in Mexico have been traditionally organized as business groups which are conglomerates owned and controlled by families and/or consisting of holdings companies that invest in other companies. Cross-shareholding and interlocking directorships are common.

Boards and directors

Most Mexican companies are governed by a single-tiered board of directors composed of both non-executive and executive members. Director biographies are infrequently available prior to the AGM. The board must have at least five and not more than twenty-one members, however, companies generally bundle director elections. Furthermore, these proposals also often include verification of the directors’ independence or approval of their remuneration. At least 25% of the board must be independent. Any shareholder who owns 10% of voting shares is entitled to appoint at least one board member. It is recommended that all companies establish an audit committee and a corporate/societal practices committee, both of which should be entirely comprised of independent directors. The latter committee is responsible for monitoring business strategy, ensuring against conflicts of interests and setting remuneration of directors. Companies are not required to establish a nominating or compensation committee. Shareholders are not permitted to cumulate their votes in this market.

In recognition of local market practices, BlackRock generally votes to support director nominees in Mexico, even in the absence of specific information regarding their identities. We are likely to oppose individual board nominees or slates in situations where we identify a specific concern with the individual director or slate of directors.

Auditors and audit-related issues

Companies often have an internal auditor to manage day to day operations. They must also have an external auditor nominated by the board. The audit committee certifies the objectivity of the auditor and approves their remuneration. There are restrictions on the types of non-audit services and the amount of revenue thus generated that an auditor can provide to the company and still be considered independent. Furthermore, the firm must be rotated every five years and go through a cooling off period of two years.

In the absence of contentious allegations surrounding the financial accounts of the company, BlackRock generally votes for the appointment of the board-selected auditors and approves their remuneration.

Capital structure, mergers, asset sales and other special transactions

Mexican companies are allowed to create multiple classes of stock with special rights. Capital structures include multiple voting share classes with special voting rights for each. Furthermore, shares with voting rights may be restricted to local investors. Mergers and acquisitions, reorganizations, private placements and liquidations all require shareholder approval; related party transactions do not. Due to the closely-held structure of most companies, such transactions are not generally hostile.

Companies must present financial results and director and auditor reports to shareholders for approval at the annual meeting. These reports typically include a letter from the board, balance sheet, and income statements.

BlackRock expects Mexican companies to adhere to market standards with regards to dividend distribution and payout ratios, and uses a 30% benchmark as a trigger for further analysis. BlackRock typically supports payout ratios of 30% or more, and will review the payout levels of the past two years if the ratio has fallen below this level. If BlackRock concludes that a company has failed to appropriately allocate income to shareholders, BlackRock may vote against a proposal seeking approval of income allocation and dividends.

Proposals to issue additional shares, establish new share classes, or engage in a debt financing arrangement will be assessed on a case-by-case basis. BlackRock’s decision will be guided by the information provided by the company, the company’s current share structure and BlackRock’s assessment of whether the changes to the capital structure appear to be in the best long-term interests of shareholders. In the absence of sufficient disclosure for BlackRock to understand the purposes of the proposed changes to the capital structure, BlackRock may be unable to support management’s proposal.

Similarly, mergers, asset sales, and other special transactions are assessed based on the specific circumstances of the company and the details of the proposed transaction.

Remuneration and benefits

There is no disclosure of director remuneration, although there is a cap of 10% of net income payable to company founders. Shareholders are not asked to approve remuneration of executives.

General corporate governance matters

Amendment of articles generally requires the approval of 75% of voting stock at a shareholder meeting. BlackRock will generally vote against a proposal to amend articles or bylaws unless sufficient disclosure allows for investors to reasonably understand the implications of the proposal.

Shareholders with at least 10% of voting shares have the right to call a special meeting.

Shareholder proposals are rare in Mexico.

Peru

The Peruvian Securities Commission (CONASEV) has established the Principles of Good Corporate Governance for Peruvian Corporations (2002). Companies are encouraged to disclose information regarding shareholder structure, director independence, board committees and remuneration.

Under Peruvian Capital Market Regulations, listed companies are not required to elect independent directors, establish committees, or disclose substantial information. In practice, disclosure regarding directors and their independence is uncommon. A 2010 report by CONASEV indicated that approximately one out of four Peruvian listed companies did not have any independent directors, and that less than half of listed companies had any committee structure.1 Companies are primarily organized as financial and industrial conglomerates owned or controlled by families, government and/or multinational companies. Although voting by proxy is allowed, voting by a show of hands is the primary mechanism utilized by shareholders and company-specific powers-of-attorney are required for third party representation of funds or trusts. This structure can prove challenging for international investors seeking to engage with companies through the proxy voting mechanism.

At annual shareholder meetings, Peruvian companies generally seek: 1) the election of directors; 2) approval of the remuneration of the directors; 3) approval of income allocation and dividends; 4) the election of the external auditor and approval of their remuneration; and 5) approval of financial statements and discharge of directors.

Boards and directors

BlackRock encourages Peruvian issuers to provide information regarding the names and biographies of director nominees simultaneous with the public announcement of the shareholder meeting. This practice is uncommon in Peru. In recognition of local market practices, BlackRock generally votes to support director nominees in Peru, even in the absence of specific information regarding their identities. We are likely to oppose individual board nominees or slates in situations where we identify a specific concern with the individual director or slate of directors.

In Peru, it is also acceptable for directors to appoint “substitute” or “alternate” directors who can stand in for “regular” directors in the event that the regular director is unavailable. BlackRock encourages boards that choose to utilize this structure to establish processes that ensure that substitute directors and/or alternate directors are sufficiently informed regarding the activities of the company to contribute effectively to the board’s decision making process. Additionally, directors who are absent from a meeting should ensure that they are fully informed of all information shared at the meeting and all decisions taken in their absence.

BlackRock generally votes to support proposals regarding director remuneration unless BlackRock determines that the proposed remuneration is inconsistent with director remuneration at similar companies, or otherwise concludes that the proposed remuneration is not in the best interest of shareholders. Information regarding director remuneration is usually presented to shareholders after the annual meeting has taken place, and is presented on an aggregated basis, rather than providing details of payments to each director.

BlackRock also generally votes in support of the discharge of the board and management, provided sufficient information has been provided to shareholders and there are no unresolved allegations regarding misconduct by the board or management.

Auditors and audit-related issues

In the absence of contentious allegations surrounding the financial accounts of the company, BlackRock generally votes for the appointment of the board-selected auditors and approves their remuneration. Consistent with regulatory requirements, BlackRock expects that auditors will be independent of the company. They should not hold a position with the company in the 24 months preceding the audit, should not have any direct or indirect financial interest in the company, and should not be related to directors or senior management of the company.

[1]	CONASEV, “Grado de Cumplimiento de los Principios de Buen Gobierno Corporativo Durante el Ejercicio Económico 2010” (2010)

Capital structure, mergers, asset sales and other special transactions

BlackRock expects companies in Peru to adhere to market standards with regards to dividend distribution and payout ratios. Typically, at least 10% of net income must be distributed as dividends. Proposals seeking approval of income allocation and dividends are assessed in light of the company’s profitability, any share repurchase program that the company may have initiated, and other circumstances driving the income allocation decisions of the board. If BlackRock concludes that a company has failed to appropriately allocate income to shareholders, BlackRock may vote against a proposal seeking approval of income allocation and dividends.

Proposals to issue additional shares, establish new share classes, or engage in a debt financing arrangement will be assessed on a case-by-case basis. BlackRock’s decision will be guided by the information provided by the company, the company’s current share structure and BlackRock’s assessment of whether the changes to the capital structure appear to be in the best long-term interests of shareholders. In the absence of sufficient disclosure for BlackRock to understand the purposes of the proposed changes to the capital structure, BlackRock may be unable to support management’s proposal.

Similarly, mergers, asset sales, and other special transactions are assessed based on the specific circumstances of the company and the details of the proposed transaction.

Remuneration and benefits

Although the Principles of Good Corporate Governance for Peruvian Corporations encourage disclosure of information regarding the remuneration of senior management, in practice, such information is generally not provided to shareholders. Shareholders are not asked to approve remuneration of executives.

BOSTON ADVISORS, LLC.

PROXY VOTING POLICIES AND PROCEDURES

I.	INTRODUCTION

Under the investment management contracts between Boston Advisors, LLC. (“BA”) and most of our clients, the client retains exclusive voting authority over the securities in the client’s portfolio and we do not have any role in proxy voting. BA assumes responsibility for voting proxies when requested by a client and with respect to clients subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).

II.	STATEMENTS OF POLICIES AND PROCEDURES

A.	Policy Statement. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe, are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

While retaining final authority to determine how each proxy is voted, BA has reviewed and determined to follow in most instances the proxy voting policies and recommendations (the “Guidelines”) of Egan-Jones Proxy Services, a proxy research and consulting firm (“Egan-Jones”). Egan-Jones will track each proxy that BA is authorized to vote on behalf of our clients and will make a recommendation to management of BA as how it would vote such proxy in accordance with the Guidelines. Unless otherwise directed by BA, Egan-Jones will instruct Proxy-Edge, a proxy voting firm (“Proxy-Edge”) to vote on such matters on our behalf in accordance with its recommendations. BA will monitor the recommendations from Egan-Jones and may override specific recommendations or may modify the Guidelines in the future.

We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to result in us voting proxies with a view to enhance the value of the securities held in a client’s account. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility that we believe do not primarily involve financial considerations, we shall abstain from voting or vote against such proposals since it is not possible to represent the diverse views of our clients in a fair and impartial manner. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote.

B.	Conflicts of Interest. If there is determined to be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”) the matter shall be considered by management.

Proxy proposals that are “routine,” such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest. Non-routine proxy proposals are presumed to involve a material conflict of interest, unless BA determines that neither BA nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

If BA management determines that BA has a material conflict of interest then we shall vote the proxy according to the recommendation of Egan-Jones or, if applicable, the client’s proxy voting policies. BA management also reserves the right to vote a proxy using the following methods:

•	We may obtain instructions from the client on how to vote the proxy.

•

If we are able to disclose the conflict to the client, we may do so and obtain the client’s consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).

We use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

C.	Limitations on Our Responsibilities

1.	Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.	Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

3.	Special Client Considerations.

a.	Mutual Funds. We vote proxies of our mutual fund clients subject to the funds’ applicable investment restrictions.

b.	ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

4.	Client Direction. If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy upon receipt except when doing so would be contrary to the client’s economic interests or otherwise imprudent or unlawful. As a fiduciary to ERISA clients, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy. We will, on a best efforts basis, comply with each client’s proxy voting policy. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

D.	Disclosure. A client for which we are responsible for voting proxies may obtain information from us, via Egan-Jones and Proxy Edge records, regarding how we voted the client’s proxies. Clients should contact their account manager to make such a request.

E.	Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

F.	Delegation. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

G.	Maintenance of Records. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC’s EDGAR system. We may also rely upon a third party, such as Egan-Jones or Proxy Edge to maintain certain records required to be maintained by the Advisers Act.

III.	EGAN-JONES PROXY VOTING PRINCIPLES AND GUIDELINES

Attached as Appendix A is the Proxy Voting Principles and Guidelines of Egan-Jones Proxy Services.

Appendix A

EGAN-JONES PROXY SERVICES

PROXY VOTING

PRINCIPLES AND GUIDELINES

Egan-Jones Proxy Voting Principles

Introduction

Our Proxy Voting Principles serve as the background for our Proxy Voting Guidelines, which, in turn, act as general guidelines for the specific recommendations that we make with respect to proxy voting. It is important to recognize that such principles are not intended to dictate but guide. Certain of the principles may be inappropriate for a given company, or in a given situation. Additionally, the principles are evolving and should be viewed in that light. Our principles are and will be influenced by current and forthcoming legislation, rules and regulations, and stock exchange rules. Examples include:

•	the Sarbanes-Oxley Act of 2002 and implementing rules promulgated by the U.S. Securities & Exchange Commission

•	revised corporate governance listing standards of the New York Stock Exchange and resulting SEC rules

•	corporate governance reforms and subsequent proposed rule filings made with the SEC by The NASDAQ Stock Market, Inc. and resulting SEC rules

In general:

•	Directors should be accountable to shareholders, and management should be accountable to directors.

•	Information on the Company supplied to shareholders should be transparent.

•	Shareholders should be treated fairly and equitably according to the principle of one share, one vote.

Principles

A.	Director independence

It is our view that:

•	A two-thirds majority of the Board should be comprised of independent directors.

•	Independent directors should meet alone at regularly scheduled meetings, no less frequently than semi-annually, without the Chief Executive Officer or other non-independent directors present.

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When the Chairman of the Board also serves as the company’s Chief Executive Officer, the Board should designate one independent director to act as a leader to coordinate the activities of the other independent directors.

•	Committees of the Board dealing with the following responsibilities should consist only of independent directors: audit, compensation, nomination of directors, corporate governance, and compliance.

•	No director should serve as a consultant or service provider to the Company.

•	Director compensation should be a combination of cash and stock in the company, with stock constituting a significant component.

In our opinion, an independent director, by definition, has no material relationship with the Company other than his or her directorship. This avoids the potential for conflict of interest. Specifically such director:

•	should not have been employed by the Company or an affiliate within the previous five years;

•	should not be, and should not be affiliated with, a company that is an adviser or consultant to the Company or affiliate, or to a member of the Company’s senior management;

•	should not be affiliated with a significant customer or supplier of the Company or affiliate;

•	should have no personal services contract with the Company or affiliate, or a member of senior management;

•	should not be affiliated with a not-for-profit organization that receives significant contributions from the Company or affiliate;

•	within the previous five years, should not have had any business relationship with the Company or affiliate which required disclosure in the Company’s Form 10-K;

•	should not be employed by a public company at which an executive officer of the Company serves as a director;

•	should not be a member of the immediate family of any person described above.

B.	Board operating procedures

•	The Board should adopt a written statement of its governance principles, and regularly re-evaluate them.

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Independent directors should establish performance criteria and compensation incentives for the Chief Executive Officer, and regularly review his or her performance against such criteria. Such criteria should align the interests of the CEO with those of shareholders, and evaluate the CEO against peer groups.

•	The independent directors should be provided access to professional advisers of their own choice, independent of management.

•	The Board should have a CEO succession plan, and receive periodic reports from management on the development of other members of senior management.

•	Directors should have access to senior management through a designated liaison person.

•	The Board should periodically review its own size, and determine the appropriate size.

C.	Requirements for individual directors

We recommend that:

•	The Board should provide guidelines for directors serving on several Boards addressing competing commitments.

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The Board should establish performance criteria for itself and for individual directors regarding director attendance, preparedness, and participation at meetings of the Board and of committees of the Board, and directors should perform satisfactorily in accordance with such criteria in order to be re-nominated.

D.	Shareholder rights

•	A simple majority of shareholders should be able to amend the company’s bylaws, call special meetings, or act by written consent.

•	In the election of directors, there should be multiple nominees for each seat on the Board.

•	“Greenmail” should be prohibited.

•	Shareholder approval should be required to enact or amend a “poison pill” (i.e., “shareholder rights”) plan.

•	Directors should be elected annually.

•	The Board should ordinarily implement a shareholder proposal that is approved by a majority of proxy votes.

•	Shareholders should have effective access to the director nomination process.

Egan-Jones Proxy Voting Guidelines

Consistent with the above-listed principles, the proxy voting guidelines outlined below are written to guide the specific recommendations that we make to our clients. Ordinarily, we do not recommend that clients ABSTAIN on votes; rather, we recommend that they vote FOR or AGAINST proposals (or, in the case of election of directors, that they vote FOR ALL nominees, AGAINST the nominees, or that they WITHHOLD votes for certain nominees). In the latter instance, the recommendation on our report takes the form ALL, EXCEPT FOR and lists the nominees from whom votes should be withheld.

Whether or not the guideline below indicates “case-by-case basis,” every case is examined to ensure that the recommendation is appropriate.

Board of Directors

Election of Directors in Uncontested Elections

Case-by-case basis, examining composition of board and key board committees, attendance history, corporate governance provisions and takeover activity, long-term company financial performance relative to a market index, directors’ investment in the company, etc.

WITHHOLD votes for nominees who:

are affiliated outside directors and sit on the Audit, Compensation, or Nominating committees are inside directors and sit on the Audit, Compensation, or Nominating committees are inside directors and the company does not have Audit, Compensation, or Nominating committees attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

ignore a shareholder proposal that is approved by a majority of the shares outstanding ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years fail to act on takeover offers where the majority of the shareholders have tendered their shares implement or renew a “dead-hand” or modified “dead-hand” poison pill sit on more than four boards

Separating Chairman and CEO

Case-by-case basis on shareholder proposals requiring that positions of chairman and CEO be held separately.

Independent Directors

FOR shareholder proposals asking that a two-thirds majority of directors be independent.

FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

Case-by-case basis on proposals asking that the Chairman be independent.

Stock Ownership Requirements

AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term Limits

AGAINST shareholder proposals to limit tenure of outside directors.

Age Limits

AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability

Case-by-case basis on director and officer indemnification and liability, using Delaware law as the standard.

AGAINST proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.

AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Charitable Contributions

AGAINST proposals regarding charitable contributions.

Proxy Contests (Contested Elections)

Election of Directors in Contested Elections

Case-by-case basis for voting for directors in contested elections, considering long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees on both slates, evaluation of what each side is offering shareholders as well as likelihood that proposed objectives and goals will be met, and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Case-by-case basis for reimbursement of proxy solicitation expenses. FOR reimbursing proxy solicitation expenses where EGAN-JONES recommends in favor of the dissidents.

Auditors

Ratifying Auditors

FOR proposals to ratify auditors, unless:

Non-audit fees exceed 50% of total fees.

Auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Proxy Contest Defenses

Classified Board vs. Annual Election

AGAINST proposals to classify the board.

FOR proposals to repeal (“de-stagger”) classified boards and to elect all directors annually.

Removal of Directors

AGAINST proposals that provide that directors may be removed only for cause.

FOR proposals to restore shareholder ability to remove directors with or without cause.

AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

FOR proposals to eliminate cumulative voting.

Calling Special Meetings

AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Acting by Written Consent

AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

FOR proposals to allow or make easier shareholder action by written consent.

Altering Size of the Board

FOR proposals to fix the size of the board.

AGAINST proposals that give management the ability to alter size of the board without shareholder approval.

Tender Offer Defenses

“Poison Pills”

FOR shareholder proposals that ask the company to submit its “poison pill” for shareholder ratification.

Case-by-case basis for shareholder proposals to redeem a company’s existing “poison pill.”

Case-by-case basis for management proposals to ratify a “poison pill.”

Fair Price Provisions

Case-by-case basis for adopting fair price provisions, considering vote required to approve the proposed acquisition, vote required to repeal the fair price provision, and mechanism for determining the fair price.

AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

“Greenmail”

FOR proposals to adopt anti-”greenmail” charter or bylaw amendments or otherwise restrict the company’s ability to make “greenmail” payments.

Case-by-case basis for anti-”greenmail” proposals which are bundled with other charter or bylaw amendments.

“Pale Greenmail”

Case-by-case basis for restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Requirement to Amend Charter or Bylaws

AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Requirement to Approve Mergers

AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Placement of Equity with “White Squire”

FOR shareholder proposals to require approval of “blank check preferred stock” issues for other than general corporate purposes.

Other Governance Proposals

Confidential Voting

FOR shareholder proposals that request that the company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

FOR management proposals to adopt confidential voting.

Equal Access

FOR shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Case-by-case basis for bundled or “conditioned” proxy proposals. Where items are conditioned upon each other, examine benefits and costs. AGAINST in instances when the joint effect of the conditioned items is not in shareholders’ best interests. FOR if the combined effect is positive.

Shareholder Advisory Committees

Case-by-case basis for establishing a shareholder advisory committee.

Capital Structure

Common Stock Authorization

Case-by case basis for increasing the number of shares of common stock authorized for issuance.

AGAINST increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and company’s returns to shareholders.

Reverse Stock Splits

FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issuance.

Preferred Stock

AGAINST proposals authorizing creation of new classes of “blank check preferred stock” (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights.

FOR proposals to create “blank check preferred stock” in cases when the company specifically states that the stock will not be used as a takeover defense.

FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms are reasonable.

Case-by-case basis on proposals to increase the number of “blank check preferred shares” after analyzing the number of preferred shares available for issuance considering the industry and company’s returns to shareholders.

“Blank Check Preferred Stock”

FOR shareholder proposals to have placements of “blank check preferred stock” submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.

Adjustments to Par Value of Common Stock

FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Case-by-case basis on shareholder proposals that seek preemptive rights, considering size of the company and shareholder characteristics.

Debt Restructurings

Case-by-case basis on proposals to increase number of common and/or preferred shares and to issue shares as part of a debt restructuring plan, considering dilution, any resulting change in control.

FOR proposals that facilitate debt restructurings except where signs of self-dealing exist.

Share Repurchase Programs

FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Case-by-case basis for creation of tracking stock, considering the strategic value of the transaction vs. adverse governance changes, excessive increases in authorized stock, inequitable distribution method, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives, such as spin-offs.

Compensation of Officers and Directors

Case-by-case basis for director and officer compensation plans.

Management Proposals Seeking Approval to Re-price Options

Case-by-case basis on management proposals seeking approval to re-price options.

Director Compensation

Case-by-case basis on stock-based plans for directors.

Employee Stock Purchase Plans

Case-by-case basis on employee stock purchase plans.

Amendments that Place a Maximum limit on Annual Grants or Amend

Administrative Features

FOR plans that amend shareholder-approved plans to include administrative features or place maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).

Amendments to Added Performance-Based Goals

FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions

Under OBRA

Case-by-case basis on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).

Approval of Cash or Cash & Stock Bonus Plans

FOR cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.

Limits on Director and Officer Compensation

FOR shareholder proposals requiring additional disclosure of officer and director compensation.

Case-by-case basis for all other shareholder proposals seeking limits on officer and director compensation.

“Golden Parachutes” and “Tin Parachutes”

FOR shareholder proposals to have “golden and tin parachutes” submitted for shareholder ratification.

Case-by-case basis on proposals to ratify or cancel “golden or tin parachutes.”

Employee Stock Ownership Plans (ESOPs)

FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

FOR proposals to implement a 401(k) savings plan for employees.

State of Incorporation

State Takeover Statutes

Case-by-case basis on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-“greenmail” provisions, and disgorgement provisions).

Reincorporation Proposals

Case-by-case basis on proposals to change the company’s state of incorporation.

Business Combinations and Corporate Restructurings

Mergers and Acquisitions

Case-by-case basis on mergers and acquisitions, considering projected financial and operating benefits, offer price, prospects of the combined companies, negotiation process, and changes in corporate governance.

Corporate Restructuring

Case-by-case basis on corporate restructurings, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

Spin-offs

Case-by-case basis on spin-offs, considering tax and regulatory advantages, planned use of proceeds, market focus, and managerial incentives.

Asset Sales

Case-by-case basis on asset sales, considering impact on the balance sheet and working capital, and value received.

Liquidations

Case-by-case basis on liquidations considering management’s efforts to pursue alternatives, appraisal value, and compensation for executives managing the liquidation.

Appraisal Rights

FOR providing shareholders with appraisal rights.

Mutual Fund Proxies

Election of Directors

Case-by-case basis for election of directors, considering board structure, director independence, director qualifications, compensation of directors within the fund and the family of funds, and attendance at board and committee meetings.

WITHHOLD votes for directors who:

are interested directors and sit on key board committees (Audit, Nominating or Compensation committees)

are interested directors and the company does not have one or more of the following committees: Audit, Nominating or Compensation.

attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

ignore a shareholder proposal that is approved by a majority of shares outstanding ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years sit on more than 10 fund boards

serve as Chairman but are not independent (e.g. serve as an officer of the fund’s advisor)

Converting Closed-end Fund to Open-end Fund

Case-by-case basis for conversion of closed-end fund to open-end fund, considering past performance as a closed-end fund, market in which the fund invests, measures taken by the board to address the market discount, and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Case-by-case basis on proxy contests, considering past performance, market in which fund invests, and measures taken by the board to address issues raised, past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Case-by-case basis on investment advisory agreements, considering proposed and current fee schedules, fund category and investment objective, performance benchmarks, share price performance relative to that of peers; and magnitude of any fee increase.

New Classes or Series of Shares

FOR creating new classes or series of shares.

Preferred Stock Authorization

Case-by-case basis for authorization for or increase in preferred shares, considering financing purpose and potential dilution for common shares.

1940 Act Policies

Case-by-case basis for 1940 Act policies, considering potential competitiveness, regulatory developments, current and potential returns, and current and potential risk.

Changing a Fundamental Restriction to a Non-fundamental Restriction

Case-by-case basis on changing fundamental restriction to non-fundamental restriction, considering fund’s target investments, reasons for change, and projected impact on portfolio.

Changing Fundamental Investment Objective to Non-fundamental

AGAINST proposals to change the fund’s fundamental investment objective to non-fundamental.

Name Rule Proposals

Case-by-case basis for name rule proposals, considering the following factors: political/economic changes in target market; bundling with quorum requirements or with changes in asset allocation, and consolidation in the fund’s target market.

Disposition of Assets, Termination, Liquidation

Case-by-case basis for disposition of assets, termination or liquidation, considering strategies employed, company’s past performance, and terms of liquidation.

Charter Modification

Case-by-case basis for changes to the charter, considering degree of change, efficiencies that could result, state of incorporation, and regulatory standards and implications.

Change of Domicile

Case-by-case basis for changes in state of domicile, considering state regulations of each state, required fundamental policies of each state; and the increased flexibility available.

Change in Sub-classification

Case-by-case basis for change in sub-classification, considering potential competitiveness, current and potential returns, risk of concentration, and industry consolidation in the target industry.

Authorizing Board to Hire and Terminate Sub-advisors without

Shareholder Approval

AGAINST authorizing the board to hire and terminate sub-advisors without shareholder approval

Distribution Agreements

Case-by-case basis for approving distribution agreements, considering fees charged to comparably sized funds with similar objectives, proposed distributor’s reputation and past performance, and competitiveness of fund in industry.

Master-Feeder Structure

FOR establishment of a master-feeder structure.

Changes to Charter

Case-by-case basis for changes to the charter, considering degree of change implied by the proposal, resulting efficiencies, state of incorporation, and regulatory standards and implications.

Mergers

Case-by-case basis for proposed merger, considering resulting fee structure, performance of each fund, and continuity of management.

Shareholder Proposals

Independent Directors

FOR shareholder proposals asking that a three-quarters majority of directors be independent.

FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

For proposals asking that the Chairman be independent.

Establish Director Ownership Requirement

AGAINST establishing a director ownership requirement.

Reimbursement of Shareholder for Expenses Incurred

Case-by-case basis for reimbursing proxy solicitation expenses.

FOR reimbursing proxy solicitation expenses in cases where EGAN-JONES recommends in favor of the dissidents.

Terminate the Investment Advisor

Case-by-case basis for terminating the investment advisor, considering fund’s performance and history of shareholder relations.

Social Issues

Energy and Environment

AGAINST on proposals that request companies to follow the CERES Principles.

FOR reports that seek additional information, particularly when it appears company has not adequately addressed shareholders’ environmental concerns.

South Africa

AGAINST on proposals related to South Africa.

FOR reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

AGAINST on proposals related to the MacBride Principles.

FOR reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears company has not adequately addressed shareholder concerns.

Military Business

AGAINST on defense issue proposals.

FOR reports that seek additional information on military related operations, particularly when company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

AGAINST on proposals relating to the Maquiladora Standards and international operating policies.

FOR reports on international operating policy issues, particularly when it appears company has not adequately addressed shareholder concerns.

World Debt Crisis

AGAINST on proposals dealing with Third World debt.

FOR reports on Third World debt issues, particularly when it appears company has not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

AGAINST on proposals regarding equal employment opportunities and discrimination.

FOR reports that seek additional information about affirmative action efforts, particularly when it appears company has been unresponsive to shareholder requests.

Animal Rights

AGAINST on proposals that deal with animal rights.

Product Integrity and Marketing

AGAINST on ceasing production of socially questionable products.

FOR reports that seek additional information regarding product integrity and marketing issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources Issues

AGAINST on proposals regarding human resources issues.

FOR reports that seek additional information regarding human resources issues, particularly when it appears companies have been unresponsive to shareholder requests.

GLOBAL PROXY VOTING GUIDELINES

FOR

CALVERT FAMILY OF FUNDS

I.	INTRODUCTION

Calvert believes that healthy corporations are characterized by sound corporate governance and overall corporate sustainability and social responsibility. The well-governed company meets high standards of corporate ethics and operates in the best interests of shareowners. The sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate sustainability and social responsibility are better positioned for long-term success.

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Long-Term Value.    Responsible, healthy companies are those that focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation also increases the relevance of companies’ environmental management, treatment of workers and communities, and other sustainability and social responsibility factors. Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. Calvert’s proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

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Accountability.    Corporate management must be accountable to many interests, including investors, stakeholders, and regulators. Management of a company must be accountable to the board of directors; the board must be accountable to the company’s shareowners; and the board and management together must be accountable to the stakeholders. Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers. Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners. Calvert’s proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.

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Sustainability.    Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation. For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses. Calvert’s proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders. In our view, Good Governance + Sustainability and Social Responsibility = Corporate Responsibility.

On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines (“the Guidelines”). The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies. There also may be instances when the Advisor votes the Funds’ shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds’ shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds’ investment objectives and social goals. To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section IV below.

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When support for or opposition to a proxy proposal as described below is qualified with the term, “ordinarily,” this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.

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When support for or opposition to a proxy proposal is qualified by the expression, “on a case by case basis,” this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.

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When we use the term, “shareholder,” we are referring to Calvert’s mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines. When we use the term, “shareowner,” we are referring to the equity owners of stock in publicly traded corporations.

Calvert appreciates that issues brought to shareholders may change over time, as both investors’ concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Guidelines to be both general enough and sufficiently flexible to adapt to such changes. Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Fund’s Guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.

Calvert’s proxy voting record is available on the Funds’ web site, www.calvert.com, and is also available on the Securities and Exchange Commission’s website at www.sec.gov.

II.	CORPORATE GOVERNANCE

A.	Board and Governance Issues

The board of directors (“the board”) is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company’s relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board’s fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance, but not so great as to constitute a controlling or significant interest.

Because the board’s ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it is beneficial for the Chair of the board to be an independent director.

Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture, age and geography. Calvert believes that in an increasingly complex global marketplace, the ability to draw on a wide range of viewpoints, backgrounds, skills, and experience is critical to a company’s success. Corporate diversity helps companies increase the likelihood of making the right strategic and operational decisions, contributes to a more positive public image and reputation, and catalyzes efforts to recruit, retain, and promote the best people, including women and minorities.

Companies that are private may take some time to achieve an adequate balance of diversity and independence on their boards. For private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.

Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation.

Board Independence

•	The Fund advisor will oppose slates of directors without at least a majority of independent directors.

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The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

•	The Fund advisor will oppose non-independent directors candidates nominated to the audit, compensation and/or nominating committees.

•	The Fund advisor will support proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

Board Diversity

•	The Fund advisor will oppose slates of directors that result in a board that does not include both women and people of color.

•	The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

Board Accountability

•	The Fund advisor will oppose slates of directors in situations where the company failed to take action on shareowner proposals that passed in previous years.

•

The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

•	The Fund advisor will oppose directors who sit on more than four public company boards and oppose directors serve as CEO and sit on more than two additional boards.

Board Committee on Sustainability/Corporate Social Responsibility Issues

Shareholders have filed binding resolutions seeking the creation of a board committee dedicated to long term strategic thinking and risk management of sustainability issues including environment, human rights, diversity and others. While we believe all directors should be informed and active on sustainability issues, we do see the value of a focused sustainability committee.

•	The Fund advisor will ordinarily support the creation of a board level committee on sustainability/corporate social responsibility issues.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards.

•

The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Limit Directors’ Tenure

Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there are other mechanisms such as voting against or withholding votes during the election of directors, which shareholders can use to voice their opposition to certain candidates. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

•	The Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance: limiting board service only to those who can afford to purchase shares; or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

•	The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

•	The Fund advisor will oppose excessive awards of stock or stock options to directors.

Director	Elections

Contested Election of Directors

Contested elections of directors frequently occur when a board or shareholder nominated candidate or slate runs for the purpose of seeking a significant change or improvement in corporate policy, control, or structure. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

•	The Fund advisor will evaluate director nominees on case-by-case basis in contested election of directors.

Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners.

•	The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.

Majority Vote Standard

A majority voting standard allows shareholders with a majority of votes in favor or against determine the election of board nominees. Currently, most board elections are uncontested and allow directors to be elected with a plurality of votes. Calvert believes majority voting increases director accountability to shareholders, as directors recognize shareholders have a voice in the election process.

•	The Fund advisor will generally support both precatory and binding resolutions seeking to establish a majority vote standard.

Cumulative Voting

Cumulative voting allows shareowners to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

•	The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.

Shareholder	Rights

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

•	The Fund advisor will ordinarily oppose supermajority vote requirements.

Shareowner Access to Proxy

Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners — whom directors are supposed to represent — are deprived of the same right. We support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

•	The Fund advisor will ordinarily support proposals for shareowner access to the proxy ballot.

Restrictions on Shareowners Acting by Written Consent

Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

•	The Fund advisor will ordinarily oppose proposals to restrict, limit or eliminate the right of shareowners to act by written consent.

•	The Fund advisor will ordinarily support proposals to allow or facilitate shareowner action by written consent.

Restrictions on Shareowners Calling Meetings

It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

•	The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings; as such restrictions limit the right of shareowners to participate in governance.

Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners — often a majority of shareowners — to exercise influence over the governance of the corporation. This approach in turn diffuses directors’ incentives to exercise appropriate oversight and control over management.

•

The Fund advisor will ordinarily oppose proposals to create dual classes of stock. However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

•	The Fund advisor will ordinarily support proposals to recapitalize stock such that each share is equal to one vote.

Ratification of Auditor and Audit Committee

The annual shareholder ratification of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. Further, Calvert recognizes the critical responsibilities of the audit committee and its members including the oversight of financial statements and internal reporting controls.

•

The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when fees for non-audit consulting services exceed 25% of all fees or in any other case where the advisor determines that the independence of the auditor may be compromised.

•	The Fund advisor will ordinarily support proposals to adopt a policy to ensure that the auditor will only provide audit services to the company and not provide other services.

•	The Fund advisor will ordinarily support proposals that set a reasonable mandatory rotation of the auditor (at least every five years).

•	The Fund advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.

In a number of countries companies routinely appoint internal statutory auditors.

•

The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

•	The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.

Audit Committee

•

The Fund advisor will ordinarily oppose members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees or in any other case where the advisor determines that the independence of the auditor may be compromised.

•

The Fund advisor will ordinarily oppose members of the audit committee at companies with ineffective internal controls, considering whether the company has a history of accounting issues, or significant recent problems, and the board’s response to them.

Transparency and Disclosure

International corporate governance is constantly changing and there have been waves of development of governance codes around the world. The common thread throughout all of these codes is that shareowners want their companies to be transparent.

•	The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.

•	The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.

•

The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

•	The Fund advisor will ordinarily support proposals that call for disclosure of corporate governance codes and structures.

•	The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.

•	The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.

Executive and Employee Compensation

Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership. Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on compensation plans and strategy.

There are many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. The structure of these compensation plans often determines the level of alignment between management and shareowner interests. Calvert stresses the importance of pay-for-performance, where executive compensation is linked to clearly defined and rigorous criteria. These executives should not only enjoy the benefits when the company performs well, but boards should ensure executives are accordingly penalized when they are unable to meet established performance criteria.

Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

Disclosure of CEO, Executive, Board and Employee Compensation

•

The Fund advisor will ordinarily support proposals requesting companies disclose compensation practices and policies — including salaries, option awards, bonuses, and restricted stock grants — of top management, Board of Directors, and employees.

CEO and Executive Compensation

•

The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e., during times of financial strains or underperformance).

•	The Fund advisor will support proposals seeking to establish an annual shareholder advisory vote on compensation.

•	The Fund advisor will vote on a case-by-case basis proposals seeking shareholder ratification of the company’s executive officers’ compensation (also known as an Advisory Vote on Compensation).

Compensation Committee

•

The Fund advisor may oppose members of the compensation committee when it is determined they have approved compensation plans that are deemed excessive or have not amended their policies in response to shareholder concern.

Executive & Employee Stock Option Plans

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value.

•

The Fund advisor will ordinarily oppose proposals to approve stock option plans that do not contain provisions prohibiting automatic re-pricing, unless such plans are indexed to a peer group or other measurement so long as the performance benchmark is predetermined prior to the grant date and not subject to change retroactively.

•	The Fund advisor will examine and ordinarily oppose proposals for re-pricing of underwater options.

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

•	The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing are submitted for shareholder approval.

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans with “evergreen” features, reserving a specified percentage of stock for award each year with no termination date.

•	The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

•

The Fund advisor will support proposals to approve Employee Stock Ownership Plans (ESOPs) created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

Expensing of Stock Options

Calvert’s view is that the expensing of stock options gives shareholders valuable additional information about companies’ financial performance, and should therefore be encouraged.

•	The Fund advisor will ordinarily support proposals requesting that companies expense stock options.

Pay Equity

•	The Fund advisor will support proposals requesting that management provide a pay equity report.

Ratio Between CEO and Worker Pay

•	The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.

•	The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum limit on executive compensation.

Executive Compensation Tie to Non-Financial Performance

•

The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other sustainability and/or corporate social responsibility-related issues.

Severance Agreements

Severance payments are compensation agreements that provide for top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts. Calvert believes boards should allow shareholders the ability to ratify such severance or change in control agreements to determine if such awards are excessive and unnecessary.

•	The Fund advisor will support proposals providing shareowners the right to ratify adoption of severance or change in control agreements.

•

The Fund advisor will examine and vote on a case-by-case basis severance or change in control agreements, based upon an evaluation of the particular agreement itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

•	The Fund advisor will oppose the election of compensation committee members who approve severance agreements that are not ratified by shareowners.

C.	Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.

•	The Fund advisor will support proposals that consider non-financial impacts of mergers.

•

The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company’s social, environmental, and governance performance.

•

The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses or that pose other potential financial, social, or environmental risks or liabilities.

Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

•

The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

Charter and By-Laws

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

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The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or by-laws, and may support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility/sustainability underlying these Guidelines.

Reincorporation

Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights. Finally, changes in state law have made reincorporating in certain locations more or less favorable to governance issues such as shareholder rights.

•	The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

•

The Fund advisor will review on a case-by-case basis proposals to reincorporate for improvements in governance structure and policies (such as reincorporating in states like North Dakota, with shareholder friendly provisions).

•

The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Common Stock Authorization

Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

•	The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

•

The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

•

The Fund advisor will ordinarily oppose the creation of blank check preferred stock. In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

•	The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

•	The Fund advisor will ordinarily oppose poison pills or shareowner rights plans.

Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares. This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareowners.

•	The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

III.	CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY

A.	Sustainability Reporting

The global economy of the 21st century must find ways to encourage new approaches to wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and corporate responsibility. Investors increasingly see financial materiality in corporate management of environmental, social and governance issues. Producing and disclosing a sustainability report demonstrates that a company is broadly aware of business risks and opportunities and has established programs to manage its exposure. As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting guidelines.

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The Fund advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

•	The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.

B.	Environment

All corporations have an impact on the environment. A company’s environmental policies and performance can have a substantial effect on the firm’s financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company’s overall environmental footprint.

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The Fund advisor will ordinarily support proposals to reduce negative environmental impacts and a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

•

The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareowner value.

•

The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling or waste management efforts, to increase recycling efforts, or to adopt a formal recycling policy.

Ceres Principles

The Coalition for Environmentally Responsible Economies (Ceres), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The Ceres Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the Ceres Principles; or 2) produce a report addressing management’s response to each of the points raised in the Ceres Principles.

•	The Fund advisor will support proposals requesting that a company become a signatory to the Ceres Principles.

Climate Change/Global Warming

Shareholder initiatives on climate change have focused on companies that contribute significantly to global warming — including oil and mining companies, utilities, and automobile manufacturers. Increasingly, corporations in a wider variety of industries are facing shareowner proposals on climate change as shareowners recognize that companies can take cost-effective — and often cost-saving — steps to reduce energy use that contribute to climate change. Initiatives have included proposals requesting companies to disclose information, using guidelines such as those prepared by the Carbon Disclosure Project. This includes information about the company’s impact on climate change, policies and targets for reducing greenhouse gas emissions, increasing energy efficiency, and substituting some forms of renewable energy resources for fossil fuels.

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The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.

•	The Fund advisor will support proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

Water

Proposals may be filed that ask a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and water user partners. Such proposals may also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities or ecosystems in areas of water scarcity.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to water use or impacts to water.

•	The Fund advisor will support proposals seeking the adoption of programs and policies that enhance access and affordability to safe drinking water and sanitation.

Environmental Justice

Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, indigenous peoples and other marginalized groups. For example, companies will sometimes locate environmentally damaging operations in poor communities or in developing countries where poor or indigenous people have little or no voice in political and economic affairs.

•

The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

•	The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

C.	Workplace Issues

Labor Relations

Companies’ treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people. Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to freedom of association and collective bargaining.

•	The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

•	The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

•	The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.

Vendor/Supplier Standards

Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced labor, child labor, discrimination, intimidation and harassment of workers seeking to associate, organize or bargain collectively, unsafe working conditions, and other very poor working conditions. Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance. At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

•

The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the International Labor Organization’s core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

Diversity and Equal Employment Opportunity (EEO)

Women and minorities have long been subject to discrimination in the workplace - denied access to jobs, promotions, benefits and other entitlements on account of race or gender. Women and minorities are still significantly underrepresented in the ranks of management and other high-income positions, and overrepresented in the more poorly-paid categories, including office and clerical workers and service workers.

Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay, lesbian, bisexual and transgender employees.

•	The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.

•

The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of “glass ceilings” for women and minority employees.

•	The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination on the basis of sexual orientation, and gender identity and/or expression, and to report on company initiatives to create a workplace free of discrimination on the basis of sexual orientation and gender identity and/or expression.

•

The Fund advisor will ordinarily support proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation and gender identity and/or expression.

•	The Fund advisor will oppose proposals that seek to eliminate protection already afforded to gay, lesbian, bisexual and transgender employees.

•

The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

Plant Closings

Federal law requires 60 days advance notice of major plant closings or layoffs. Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company’s ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

•	The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

D.	International Operations and Human Rights

Business Activities and Investments

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas. Such activity is not always exploitative, but it can be. In the past, transgressions of human rights in offshore operations was not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records has come under much greater scrutiny. The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within these countries. For example, shareowners have asked internet and communication technology companies to report on steps being taken to seek solutions regarding free expression and privacy challenges faced by companies doing business internationally; or to report on or comply with international standards aimed at protecting human rights on a global, sectoral or country basis such as the UN Global Compact and the Voluntary Principles on Security and Human Rights. In some cases, resolutions have requested that companies report on operations and investments, or cease operations, in particular nations with repressive regimes or a history of human rights, labor abuses and/or genocide, such as Sudan or Burma. In other cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

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The Fund advisor will ordinarily support proposals requesting that companies develop human rights policies and periodic reporting on operations and investments in countries with repressive regimes and/or conflict zones.

•	The Fund advisor will ordinarily support proposals requesting a report discussing how investment policies address or could address human rights issues.

•	The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

•	The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

•	The Fund advisor will ordinarily support proposals requesting a report discussing how business practices and/or products limit or could limit freedom of expression or privacy.

Unauthorized Images

Some corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry. For instance, some companies use American Indian symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

•	The Fund advisor will support proposals asking companies to avoid the unauthorized use of images of racial, ethnic, or indigenous groups in the promotion of their products.

International Outsourcing Operations

Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in international factories and plants located in places such as the Maquiladoras in Mexico, Southeast Asia, South Asia, Eastern Europe, the Caribbean or Central America. Companies often move to these places under U.S. government-sponsored programs to promote trade and economic development in these regions. In addition, companies have located in these regions to take advantage of lower labor costs as well as fewer environmental and other regulations. There have, however, been numerous cases of abuse of the human rights of employees and compromises of labor standards and the environmental integrity of communities.

•	The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in international operations such as in the Maquiladoras or elsewhere.

•

The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in offshore operations.

Access to Pharmaceuticals

The cost of medicine is a serious issue throughout the world. In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected. Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected. Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

•

The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

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The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

E.	Indigenous Peoples’ Rights

Cultural Rights of Indigenous Peoples

The survival, security and human rights of millions of indigenous peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by Indigenous Peoples often threaten their lives and cultures, as well as their natural environments. Indigenous communities are demonstrating a new assertiveness when it comes to rejecting resource extraction projects. Calvert believes that to secure project access and ensure that invested assets eventually realize a return; leading companies must recognize the need to secure the free, prior and informed consent/consultation of affected indigenous communities and deliver tangible benefits to them.

•

The Fund advisor will ordinarily support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

•

The Fund advisor will ordinarily support proposals requesting companies to develop, strengthen or implement a policy or guideline designed to address free, prior and informed consent/consultation from indigenous peoples or other communities.

F.	Product Safety and Impact

Many companies’ products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks. Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them. Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

•

The Fund advisor will review on case-by-case basis proposals requesting that companies report on the impacts of their products on consumers and communities and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.

•	The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

Toxic Chemicals

Shareowner resolutions are sometimes filed with cosmetics, household products, and retail companies asking them to report on the use of toxic chemicals in consumer products, and to provide policies regarding toxic chemicals. Recent resolutions have focused on parabens, PVC, bromated flame retardants (BFRs), nanomaterials, and other chemicals. In addition, some resolutions ask the company to adopt a general policy with regard to toxics in products. These shareholder resolutions arise out of concern that many toxic chemicals may be legal to include in product formulations in the US, but not in other countries (such as the European Union)posing liability risk to the company. In addition, independent scientists have raised serious health and safety concerns about the use of some of these chemicals. Companies may face risk from harm to the consumer or affected communities, particularly as some of these chemicals persist in the environment.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose product ingredients.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose policies related to toxic chemicals.

•	The Fund advisor will examine and vote on a case-by-case basis asking companies to reformulate a product by a given date, unless this reformulation is required by law in selected markets.

Animal Welfare

Shareowners and animal rights groups sometimes file resolutions with companies which engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

•	The Fund advisor will ordinarily support proposals seeking information on a company’s animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

•	The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects.

•	The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

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The Fund advisor will ordinarily support proposals requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations unless: the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or the company does not directly source from confined animal feeding operations.

Tobacco

Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

•	The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.

•	The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry.

G.	Weapons Contracting

Weapons/Military Products

Shareowner resolutions may be filed with companies with significant defense contracts, asking them to report on the nature of the contracts, particularly the goods and services to be provided.

•	The Fund advisor will ordinarily support proposals calling for reports on the type and volume of defense contracts.

H.	Community

Equal Credit Opportunity

Access to capital is essential to full participation and opportunity in our society. The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc. Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of ECOA standards by non-financial corporations to their financial subsidiaries.

•	The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

Redlining

Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets. Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

•	The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

Predatory Lending

Predatory lending involves charging excessive fees to sub prime borrowers without providing adequate disclosure. Predatory lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

•	The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

•	The Fund advisor will support proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

•	The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.

Healthcare

Many communities are increasingly concerned about the ability of for-profit health care institutions to provide quality health care. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care.

•	The Fund advisor will ordinarily support resolutions that call on hospitals to submit reports on patient healthcare and details of health care practices.

I.	Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners. Moreover, corporate lobbying activities and political spending may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

•

The Fund advisor will ordinarily support resolutions asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose the budgets dedicated to public policy lobbying activities.

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The Fund advisor will ordinarily support resolutions requesting that companies support public policy activities, including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Guidelines.

J.	Other Issues

All social issues that are not covered in these Guidelines are delegated to the Fund’s advisor to vote in accordance with the Fund’s specific social criteria. In addition to actions taken pursuant to the Fund’s Conflict of Interest Policy, Calvert Sustainability Research Department (“CSRD”) will report to the Boards on issues not covered by these Guidelines as they arise.

IV.	CONFLICT OF INTEREST POLICY

All Calvert Funds strictly adhere to the Guidelines detailed in Sections I and II, above.

Thus, generally, adherence to the Global Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund’s investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.

Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Global Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.

Last Revised September 2010.

CAPITAL GUARDIAN TRUST COMPANY

Proxy Voting Policy and Procedures

Policy

Capital Guardian Trust Company (“CGTC”) provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments, and registered investment companies. CGTC’s Private Client Services (“PCS”) provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC’s clients.

Fiduciary Responsibility and Long-term Shareholder Value

CGTC’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors that would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and CGTC’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.

Special Review

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

Procedures

Proxy Review Process

Associates on the proxy voting team in CGTC’s Portfolio Control department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting team reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year, and certain other administrative items.

All other items are voted in accordance with the decision of the analyst, portfolio managers, investment specialists, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are typically comprised primarily of members of CGTC’s and its institutional affiliates’ investment committees and their activity is subject to oversight by those committees.

CGTC seeks to vote all of its clients’ proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

CGTC will periodically review voting reports to ascertain, where possible, that votes were cast in accordance with voting instructions.

Proxy Voting Guidelines

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC’s general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

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Corporate governance.    CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board or establish a majority voting standard for the election of the board of directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

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Capital structure.    CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

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Stock-related remuneration plans.    CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

•	Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.

Special Review Procedures

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC’s indirect parent company), are deemed to be “Interested Clients”. Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee (“SRC”). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC’s clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC’s and its institutional affiliates’ investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

In cases where CGTC has discretion to vote proxies for shares issued by an affiliated mutual fund, CGTC will instruct that the shares be voted in the same proportion as votes cast by shareholders for whom CGTC does not have discretion to vote proxies.

Proxy Voting Record

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which CGTC has proxy voting authority.

Annual Assessment

CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures.

Effective Date

This policy is effective as of 21 November 2011.

DAVIS SELECTED ADVISERS, LP

(“Davis Advisors”)

PROXY VOTING POLICIES AND PROCEDURES

Amended as of August 20, 2008

I.	Introduction

Davis Advisors votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

II.	Guiding Principles

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company’s board, as well as exercise their right to grant or withhold approval for actions proposed by the board of directors or company management. The interests of shareholders are best served by the following principles when considering proxy proposals:

Creating Value for Existing Shareholders.    The most important factors that we consider in evaluating proxy issues are: (i) the Company’s or management’s long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:

(a)	Shareholder Oriented Management. One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. Davis Advisors’ research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b)	Allow responsible management teams to run the business. Because we try generally to invest with “owner oriented” managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management’s ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c)	Preserve and expand the power of shareholders in areas of corporate governance. Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

(d)	Support compensation policies that reward management teams appropriately for performance. We believe that well thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In our view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where we feel that the compensation practices at companies we own are not acceptable, we will exercise our discretion to vote against compensation committee members and specific compensation proposals.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Exhibit A, “Detailed Proxy Voting Policies” provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

III.	Fiduciary Duties of Care and Loyalty

Advisers are fiduciaries. As fiduciaries, advisers must act in the best interests of their clients. Thus, when voting portfolio securities, Davis Advisors must act in the best interest of the client and not in its own interest.

When Davis Advisors has been granted the authority to vote client proxies, Davis Advisors owes the client the duties of “care” and “loyalty”:

(1)	The duty of care requires Davis Advisors to monitor corporate actions and vote client proxies if it has undertaken to do so.

(2)	The duty of loyalty requires Davis Advisors to cast the proxy votes in a manner that is consistent with the best interests of the client and not subrogate the client’s interest to Davis Advisors’ own interests.

IV.	Detailed Proxy Voting Policies

Section II, “Guiding Principles” describe Davis Advisors’ pre-determined proxy voting policies. Exhibit A, Detailed Proxy Voting Policies provides greater insight into specific factors which Davis Advisors may sometimes consider.

V.	Ensuring Proxies are Voted

If Davis Advisors has been assigned the right to vote the proxies on behalf of a client, then the Chief Compliance Officer shall conduct periodic tests to ensure that Davis Advisors is monitoring corporate actions and voting proxies on behalf of such clients.

Scope.    If a client has not authorized Davis Advisors to vote its proxies, then these Policies and Procedures shall not apply to that client’s account. The scope of Davis Advisors’ responsibilities with respect to voting proxies are ordinarily determined by Davis Advisors’ contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients.

Cost/Benefit Analysis.    Davis Advisors is NOT required to vote every proxy. There may be times when refraining from voting a proxy is in the client’s best interest, such as when Davis Advisors determines that the cost of voting the proxy exceeds the expected benefit to the client. Davis Advisors shall not, however, ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

Davis Advisors is not expected to expend resources if it has no reasonable expectation that doing so will provide a net benefit to its clients. For example, if clients hold only a small position in a company, or if the company’s shares are no longer held by Davis Advisors clients at the time of the meeting, a decision to not vote the proxies, engage management in discussions, or to sell the securities rather than fight the corporate action, may be appropriate, particularly if the issue involved would not significantly affect the value of clients’ holdings.

Practical Limitations Relating To Proxy Voting    While Davis Advisors uses it best efforts to vote proxies, it may not be practical or possible to vote every client proxy. For example, (i) when a client has loaned securities to a third party and Davis Advisors or the client is unable to recall the securities before record date; (ii) if Davis does not receive the proxy ballot/statement in time to vote the proxy; or (iii) if Davis is unable to meet the requirements necessary to vote foreign securities (e.g., shareblocking).

Errors by Proxy Administrators.    Davis Advisors may use a proxy administrator or administrators to cast its proxy votes. Errors made by these entities may be beyond Davis' Advisors’ control to prevent or correct.

Record of Voting

The Chief Compliance Officer shall maintain records of how client proxies were voted. The Chief Compliance Officer shall also maintain a record of all votes which are inconsistent with Guiding Principles.

VI.	Identifying and Resolving Potential Conflicts of Interest

Potential Conflicts of Interest

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between Davis Advisors’ interests and those of its clients, Davis Advisors will consider:

(1)	Whether Davis Advisors has an economic incentive to vote in a manner that is not consistent with the best interests of its clients. For example, Davis Advisors may have an economic incentive to vote in a manner that would please corporate management in the hope that doing so might lead corporate management to direct more business to Davis Advisors. Such business could include managing company retirement plans or serving as sub-adviser for funds sponsored by the company; or

(2)	Whether there are any business or personal relationships between a Davis Advisors employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.

Identifying Potential Conflicts of Interest

The Chief Compliance Officer is responsible for identifying potential material conflicts of interest and voting the proxies in conformance with direction received from the Proxy Oversight Group. The Chief Compliance Officer shall bring novel or ambiguous issues before the Proxy Oversight Group for guidance.

Assessing Materiality.    Materiality will be defined as the potential to have a significant impact on the outcome of a proxy vote. A conflict will be deemed material If (i) Davis Advisors’ clients control more than 2 1/2% of the voting company’s eligible vote; and (ii) more than 2 1/2% of Davis Advisors’ assets under management are controlled by the voting company. If either part of this two part test is not met, then the conflict will be presumed to be immaterial. Materiality will be judged by facts reasonably available to Davis Advisors at the time the materiality determination is made and Davis Advisors is not required to investigate remote relationships or affiliations.

Resolving Potential Conflicts of Interest

The Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group shall exercise its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

(1)	Votes consistent with the Guiding Principles listed in Section II. are presumed to be consistent with the best interests of clients;

(2)	Davis Advisors may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy;

(3)	Davis Advisors may obtain guidance from an independent third party;

(4)	The potential conflict may be immaterial; or

(5)	Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

VII.	Proxy Oversight Group

Davis Advisors has established a Proxy Oversight Group, a committee of senior Davis Advisors officers, to oversee voting policies and decisions for clients. The Proxy Oversight Group:

(1)	Establishes, amends, and interprets proxy voting policies and procedures; and

(2)	Resolves conflicts of interest identified by the Compliance Department.

Composition of the Proxy Oversight Group

The following are the members of the Proxy Oversight Group. Davis Advisors’:

(1)	A Proxy Analyst as designated by the Chief Investment Officer from time to time;

(2)	Davis Advisors’ Chief Compliance Officer; and

(3)	Davis Advisors’ Chief Legal Officer.

Two or more members shall constitute a quorum. Meetings may be held by telephone. A vote by a majority of the Proxy Oversight Group shall be binding. Action may be taken without a meeting by memorandum signed by two or more members.

VIII.	Shareholder Activism

Davis Advisors’ fiduciary duties to its clients do not necessarily require Davis Advisors to become a “shareholder activist.” As a practical matter, Davis Advisors will determine whether to engage in management discussion based upon its costs and expected benefits to clients.

Prior to casting a single vote, Davis Advisors may use its influence as a large shareholder to highlight certain management practices. Consistent with its fiduciary duties, Davis Advisors may discuss with company management its views on key issues that affect shareholder value. Opening lines of communication with company management to discuss these types of issues can often prove beneficial to Davis Advisors’ clients.

IX.	Obtaining Copies of Davis Advisors’ Proxy Voting Policies and Procedures and/or How Proxies Were Voted

Davis Advisors’ clients may obtain a copy of Davis Advisors’ Proxy Voting Policies and Procedures and/or a record of how their own proxies were voted by writing to:

Davis Selected Advisers, L.P.

Attn: Chief Compliance Officer

2949 East Elvira Road, Suite 101

Tucson, Arizona, 85706

Information regarding how mutual funds managed by Davis Advisors voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available through the Funds’ website (http://www.davisfunds.com, http://www.selectedfunds.com, and http://www.clipperfund.com) and also on the SEC’s website at http://www.sec.gov.

No party is entitled to obtain a copy of how proxies other than their own were voted without valid government authority.

X.	Summary of Proxy Voting Policies and Procedures

Davis Advisors shall maintain a summary of its Proxy Voting Policies and Procedures which also describes how a client may obtain a copy of Davis Advisors’ Proxy Voting Policies and Procedures. This summary shall be included in Davis Advisors’ Form ADV Part II, which is delivered to all new clients.

XI.	Records

Davis Advisors’ Chief Compliance Officer shall retain for the legally required periods the following records:

(a)	Copies of Davis Advisors’ Proxy Voting Policies and Procedures and each amendment thereof;

(b)	Proxy statements received regarding client securities;

(c)	Records of votes Davis Advisors cast on behalf of clients;

(d)	Records of written client requests for proxy voting information and Davis Advisors’ response; and

(e)	Any documents prepared by Davis Advisors that were material to making a decision how to vote, or that memorialized the basis of the decision.

XII.	Amendments

Davis Advisors’ Proxy Oversight Group may amend these Proxy Voting Policies and Procedures from time to time. Clients shall be notified of material changes.

Exhibit A

Davis Selected Advisers, L.P.

Detailed Proxy Voting Policies

As Amended: June 2, 2006

The Guiding Principles control Davis Advisors’ Proxy Voting.    Davis Advisors attempts to votes proxies in conformance with the Guiding Principles articulated in Section II of the Proxy Voting Policies and Procedures.

Following is additional explanation of the analysis which Davis Advisors may conduct when applying these Guiding Principles to specific proxy votes. We will NOT vote as indicated below if, in our judgment, the result would be contrary to our Guiding Principles.

I.    The Board of Directors

A.	Voting on Director Nominees in Uncontested Elections

(1)	We generally vote with management in the routine election of Directors. As Directors are elected to represent the economic interests of shareholders, our voting on Director Nominees may be shaped by our assessment of a director’s record in representing the interests of shareholders. The most important responsibility of a director is the selection, evaluation and compensation of senior management, and we pay particular attention to directors’ performance in this area. In assessing a director’s performance in selecting and evaluating management, the primary consideration is the company’s long-term track record of creating value for shareholders. In terms of their record on compensation, long-term results will also be a key consideration. Philosophically, we look for directors to construct long-term compensation plans that do not allow for senior executives to be excessively compensated if long-term returns to shareholders are poor. We prefer directors to specify the benchmarks or performance hurdles by which they are evaluating management’s performance. Appropriate hurdles may include the company’s performance relative to its peers and the S&P 500 as well as its cost of equity capital. We expect directors to construct plans such that incentive compensation will not be paid if performance is below these hurdles.

(2)	In addition, we believe that stock option re-pricings and exchanges sever the alignment of employee and shareholder interests. Therefore, we will generally withhold votes for any director of any company that has allowed stock options to be re-priced or exchanged at lower prices in the previous year.

(3)	Directors also bear responsibility for the presentation of a company’s financial statements and for the choice of broad accounting policies. We believe directors should favor conservative policies. Such policies may include reasonable pension return assumptions and appropriate accounting for stock based compensation, among others.

(4)	In voting on director nominees, we may also consider the following factors in order of importance:

(i)	long-term corporate performance;

(ii)	nominee’s business background and experience;

(iii)	nominee’s investment in the company:

(iv)	nominee’s ethical track record:

(v)	whether a poor record of long term performance resulted from poor management or from factors outside of managements control:

(vi)	corporate governance provisions and takeover activity (discussed in Sections III and IV):

(vii)	interlocking directorships: and

(viii)	other relevant information

B.	Majority Voting.

We will generally vote for proposals that require a majority vote standard whereby directors must submit their resignation for consideration by the board of directors when they receive less than a majority of the vote cast.

We will review on a case-by-case basis proposals that require directors to receive greater than a majority of the vote cast in order to remain on the board.

C.	Cumulative Voting.

We may either support or vote against cumulative voting depending on the specific facts and circumstances.

D.	Classification/Declassification of the Board

We generally vote against proposals to classify the board.

We generally vote for proposals to repeal classified boards and to elect all directors annually.

II.    Executive Compensation

A.	Stock Options, Bonus Plans.

In general, we consider executive compensation such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effects. While we generally support management proposals, we oppose compensation plans which we consider to be excessive.

We believe in paying for performance. We recognize that compensation levels must be competitive and realistic and that under a fair system exceptional managers deserve to be paid exceptionally well. Our test to determine whether or not a proposal for long-term incentive compensation is appropriate is based on the following two questions.

1.	Over the long-term, what is the minimum level of shareholder returns below which management’s performance would be considered poor?

•	Performance below that of the S&P 500.

•	Performance below a pre-selected group of competitors.

•	Performance below the company’s cost of equity capital.

2.	Does the company’s proposed incentive compensation plan (including options and restricted stock) allow for the management to receive significant incentive compensation if long-term returns to shareholders fall below the answer specified above?

In most cases, the answer to the first question is unspecified. In virtually all cases, the answer to the second question is “yes,” as most companies use non-qualified stock options and restricted stock for the bulk of their long-term compensation. These options and shares will become enormously valuable even if the shares compound at an unacceptably low rate — or actually do not go up at all but are simply volatile —  over the long term. A fair system of long-term incentive compensation should include a threshold rate of performance below which incentive compensation is not earned. To the extent that long-term incentive compensation proposals are put to a vote, we will examine the long-term track record of the management team, past compensation history, and use of appropriate performance hurdles.

We will generally vote against any proposal to allow stock options to be re-priced or exchanged at lower prices. We will generally vote against multi-year authorizations of shares to be used for compensation unless the company’s past actions have been consistent with these policies. We will generally vote in favor of shareholder proposals advocating the addition of appropriate and reasonable performance criteria to long-term compensation plans.

B.	Positive Compensation Practices.

Examples of the positive compensation practices we look for in both selecting companies and deciding how to cast our proxy votes include:

(1)	A high proportion of compensation derived from variable, performance-based incentives;

(2)	Incentive formulas that cut both ways, allowing for outsized pay for outsized performance but ensuring undersized pay when performance is poor;

(3)	Base salaries that are not excessive;

(4)	Company-wide stock-based compensation grants that are capped at reasonable levels to limit dilution;

(5)	Stock-based compensation that appropriately aligns management incentives with shareholders, with a strong preference for equity plans that have a cost-of-capital charge or escalating strike price feature as opposed to ordinary restricted stock or plain vanilla options;

(6)	Appropriate performance targets and metrics, spelled out in detail in advance of the performance period;

(7)	Full and clear disclosure of all forms of management compensation and stock ownership (including full listing of the dollar value of perquisites, value of CEO change of control and termination provisions, pensions, and detail on management’s direct ownership of stock vs. option holdings, ideally presented in a format that is easy to compare and tally rather than tucked away in footnotes);

(8)	Compensation committee members with the experience and wherewithal to make the tough decisions that frequently need to be made in determining CEO compensation;

(9)	Policies that require executives to continue holding a meaningful portion of their equity compensation after vesting/exercise;

(10)	Appropriate cost allocation of charges for stock-based compensation;

(11)	Thoughtful evaluation of the present value tradeoff between options, restricted stock and other types of compensation; and

(12)	Compensation targets that do not seek to provide compensation above the median of the peer group for mediocre performance. We believe this has contributed to the unacceptably high rates of CEO pay inflation.

III.    Tender Offer Defenses

A.	Poison Pills

We will generally vote against management proposals to ratify a poison pill.

We will generally vote for shareholder proposals to redeem a poison pill.

B.	Fair Price Provisions

We will generally vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We will generally vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.	Greenmail

We will generally vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.	Pale Greenmail

We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

E.	Unequal Voting Rights

We will generally vote against dual class exchange offers.

We will generally vote against dual class recapitalizations.

F.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We will generally vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G.	Supermajority Shareholder Vote Requirement to Approve Mergers

We will generally vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H.	White Squire Placements

We will generally vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

IV.    Proxy Contests

A.	Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

•	long-term financial performance of the target company relative to its industry

•	management’s track record

•	background to the proxy contest

•	qualifications of director nominees (both slates)

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•	stock ownership positions

B.	Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

V.    Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

We will generally vote against proposals to classify the board.

We will generally vote for proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors

We will generally vote against proposals that provide that directors may be removed only for cause.

We will generally vote for proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We will generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

See discussion under “The Board of Directors”.

D.	Shareholder Ability to Call Special Meetings

We will generally vote against proposals to restrict or prohibit the ability of significant shareholders to call special meetings.

We will generally vote for proposals that remove restrictions on the right of significant shareholders to call special meetings.

E.	Shareholder Ability to Act by Written Consent

We will generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We will generally vote for proposals to allow or make easier shareholder action by written consent.

VI.    Auditors

A.	Ratifying Auditors

We will generally vote for proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company (other than to receive reasonable compensation for services rendered), and is therefore not independent,

•	Fees for non-audit services are excessive, or

•

There is reason to believe that the independent auditor has rendered an opinion that materially misstates the company’s financial position and either knew or should have known of the accounting improprieties that led to the restatement.

We vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

We will generally vote for shareholder proposals asking for audit firm rotation or partner rotation within an audit firm, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company (Sarbanes-Oxley mandates that the partners on a company’s audit engagement be subject to five-year term limits).

VII.    Miscellaneous Governance Provisions

A.	Confidential Voting

We will generally vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We will generally vote for management proposals to adopt confidential voting.

B.	Equal Access

We will generally vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C.	Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we will generally vote against the proposals. If the combined effect is positive, we will generally vote for the proposals.

D.	Shareholder Advisory Committees

We review on a case-by-case basis proposals to establish a shareholder advisory committee.

E.	Stock Ownership Requirements

We will generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board (we prefer Directors to be long-term shareholders). We oppose the awarding of stock options to directors.

F.	Term of Office and Independence of Committees

We will generally vote against shareholder proposals to limit the tenure of outside directors.

We will generally vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

G.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We will generally vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We will generally vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We will generally vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

H.	Charitable Contributions

We will generally vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

I.	Age Limits

We will generally vote against shareholder proposals to impose a mandatory retirement age for outside directors.

J.	Board Size

We will generally vote for proposals seeking to fix the board size or designate a range for the board size.

We will generally vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

K.	Establish/Amend Nominee Qualifications

We vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

We will generally vote against shareholder proposals requiring two candidates per board seat.

L.	OBRA-Related Compensation Proposals

•	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We will generally vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

•	Amendments to Added Performance-Based Goals

We will generally vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

•	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) are evaluated on a case-by-case basis.

•	Approval of Cash or Cash-and-Stock Bonus Plans

We will generally vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA where the compensation plans have been historically consistent with our principles described in Section II of this document.

M.	Shareholder Proposals to Limit Executive and Director Pay

We will generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

N.	Golden and Tin Parachutes

We will generally vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We will generally review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

O.	Employee Stock Ownership Plans (ESOPs)

We will generally vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

P.	401(k) Employee Benefit Plans

We will generally vote for proposals to implement a 401(k) savings plan for employees.

Q.	Stock Plans in Lieu of Cash

We review plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock on a case-by-case basis.

We will generally vote for plans which provide a dollar-for-dollar cash for stock exchange.

We review plans which do not provide a dollar-for-dollar cash for stock exchange on a case-by-case basis.

R.	Director Retirement Plans

We will generally vote against retirement plans for non-employee directors.

We will generally vote for shareholder proposals to eliminate retirement plans for non-employee directors.

S.	Advisory Vote on Compensation

We will review on a case-by-case basis proposals to grant an annual advisory vote on executive compensation to shareholders (so-called “say on pay” votes).

VIII.    State of Incorporation

A.	Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.	Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

IX.    Mergers and Corporate Restructurings

A.	Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

•	anticipated financial and operating benefits

•	offer price (cost vs. premium)

•	prospects of the combined companies

•	how the deal was negotiated

•	changes in corporate governance and their impact on shareholder rights

B.	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C.	Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.	Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.	Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.	Appraisal Rights

We will generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.	Changing Corporate Name

We will generally vote for changing the corporate name.

X.    Social and Environmental Issues

Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

XI.    Capital Structure

A.	Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue, giving weight to a company’s history of past equity grants, long term performance, peer company practices, and evolving compensation practices (e.g. cash vs. equity weightings).

B.	Reverse Stock Splits

We will review management proposals to implement a reverse stock split on a case-by-case basis. We will generally support a reverse stock split if management provides a reasonable justification for the split.

C.	Blank Check Preferred Authorization

We will generally vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will generally vote against the requested increase. If the company does have preferred shares outstanding we will use the criteria set forth herein.

D.	Shareholder Proposals Regarding Blank Check Preferred Stock

We will generally vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

E.	Adjust Par Value of Common Stock

We will generally vote for management proposals to reduce the par value of common stock.

F.	Preemptive Rights

We review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

G.	Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. We consider the following issues:

•	Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control — Will the transaction result in a change in control of the company?

•	Bankruptcy — Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

H.	Share Repurchase Programs

We will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I.	Dual-class Stock

We will generally vote against proposals to create a new class of common stock with superior voting rights.

We will generally vote for proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders.

•	It is not designed to preserve the voting power of an insider or significant shareholder.

J.	Issue Stock for Use with Rights Plan

We will generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

K.	Preferred Stock

We will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

We will generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

We will generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We will generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

We vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

L.	Recapitalization

We vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

M.	Reverse Stock Splits

We will generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

We will generally vote for management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

N.	Stock Distributions: Splits and Dividends

We will generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

O.	Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as a spin-off.

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES

OF THE DREYFUS FAMILY OF FUNDS

Dreyfus, through its participation in BNY Mellon’s Proxy Policy Committee (the “PPC”) applies BNY Mellon’s Proxy Voting Policy, related procedures and voting guidelines when voting proxies on behalf of a fund.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. Dreyfus further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser’s duty of loyalty precludes an adviser from subrogating its clients’ interests to its own. Accordingly, in voting proxies, Dreyfus seeks to act solely in the best financial and economic interests of the funds.

Dreyfus seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors. Further, Dreyfus engages a third party as an independent fiduciary to vote all proxies for fund securities.

Each proxy is reviewed, categorized and analyzed in accordance with the PPC’s written guidelines in effect from time to time. The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the PPC’s policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals for which a guideline has not yet been established are referred to the PPC for discussion and vote. Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The PPC will also consider specific interests and issues raised by a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of such fund.

Dreyfus believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. Dreyfus carefully reviews proposals that would limit shareholder control or could affect shareholder values.

Dreyfus generally opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. Dreyfus generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

On questions of social responsibility where economic performance does not appear to be an issue, Dreyfus attempts to ensure that management reasonably responds to the social issues. Responsiveness is measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. Dreyfus pays particular attention to repeat issues where management has failed in its commitment to take specific actions. With respect to a fund having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, Dreyfus votes such issues in accordance with those investment policies.

Information regarding how Dreyfus voted proxies for the funds during the most recent 12-month period ended June 30th is available on Dreyfus’s website, by the following August 31st, at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov on a fund’s Form N-PX.

EARNEST Partners, LLC

Proxy Voting

Proxy Policies

As a general rule, EARNEST Partners (the “Adviser”) will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. A partial list of issues that may require special attention are as follows: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.

In addition, the following will generally be adhered to unless the Adviser is instructed otherwise in writing by the Client:

•	The Adviser will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

•	The Adviser will not announce its voting intentions or the reasons for a particular vote.

•	The Advisor will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

•	The Adviser will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

•

All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Adviser’s concerns for its Clients’ interests and not in an attempt to influence the control of management.

Proxy Procedures

The Adviser has designated a Proxy Director. The Proxy Director will consider each issue presented on each portfolio company proxy. The Proxy Director will also use available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and the Adviser’s Proxy Voting Guidelines (currently ISS Taft-Hartley Advisory Services Proxy Voting Guidelines). Therefore, it is possible that actual votes may differ from these general policies and the Adviser’s Proxy Voting Guidelines. In the case where the Adviser believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently ISS Taft-Hartley Advisory Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict of interest. In general, ISS Taft-Hartley Advisory Services Proxy Voting Guidelines are based on a worker-owner view of long-term corporate value and conform to the AFL-CIO proxy voting policy. In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Adviser will seek the advice of the Client.

A detailed description of the Adviser’s specific Proxy Voting Guidelines will be furnished upon written request. You may also obtain information about how the Adviser has voted with respect to portfolio company securities by calling, writing, or emailing the Adviser at:

EARNEST Partners

1180 Peachtree Street NE, Suite 2300

Atlanta, GA 30309

invest@earnestpartners.com

404-815-8772

The Adviser reserves the right to change these policies and procedures at any time without notice.

FRANKLIN ADVISERS, INC

FRANKLIN ADVISORY SERVICES, LLC

FRANKLIN MUTUAL ADVISERS, LLC

TEMPLETON INVESTMENT COUNSEL LLC

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Each of Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, and Templeton Investment Counsel, LLC (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the best interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or Undertakings for the Collective Investment of Transferable Securities (“UCITS”) that have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager’s instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These

services include receipt of proxy ballots, working with custodian banks, account maintenance, executing votes, ballot reconciliation, maintaining vote records, providing comprehensive reporting and vote disclosure services. Also, Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’s and/or Glass Lewis’s analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager’s ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3.	The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);[2]

4.	The issuer is a significant executing broker dealer;[3]

5.	An Access Person[4] of Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[5] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider. If management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and

[1]	For purposes of this section, a “client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”
[2]	The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
[3]	The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
[4]	“Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
[5]	The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, ISS and/or Glass Lewis analyses, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, proxy statements, their knowledge of the company and any other information publicly available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager’s organization, including portfolio management, legal counsel, and Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. Investment Manager will review the issue of separating Chairman and CEO positions on a case-by-case basis taking into consideration other factors including the corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of Auditors: Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 5% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental, Social and Governance Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications. Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders. The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The Investment Manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager’s proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV)), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

4.	In determining how to vote, Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

5.	The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will make every effort to submit Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.

9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.

If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many

Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.	The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

13.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.

15.	The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of ISS and Glass Lewis via on-site visits or by written questionnaires. The Investment Manager reviews the conflicts procedures of ISS and Glass Lewis as part of the periodic due diligence process. The Investment Manager also considers the independence of ISS and Glass Lewis on an on-going basis.

18.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;

b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and

d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 2, 2013

GAMCO INVESTORS, INC. AND AFFILIATES

THE VOTING OF PROXIES ON BEHALF OF CLIENTS

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	PROXY VOTING COMMITTEE

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	CLIENT RETENTION OF VOTING RIGHTS

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

•	Operations

•	Proxy Department

•	Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	PROXIES OF CERTAIN NON-U.S. ISSUERS

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V.	VOTING RECORDS

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov. Question should we post the proxy voting records for the funds on the website.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	VOTING PROCEDURES

1.	Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

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Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.	Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3.	Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4.	VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5.	If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

•	In some circumstances VIFs can be faxed to Broadridge up until the time of the meeting.

6.	In the case of a proxy contest, records are maintained for each opposing entity.

7.	Voting in Person

a)	At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)	The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK INCENTIVE PLANS

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.

•	Kind of stock to be awarded, to whom, when and how much.

•	Method of payment.

•	Amount of stock already authorized but not yet issued under existing stock plans.

•	The successful steps taken by management to maximize shareholder value.

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

SAY ON PAY AND SAY WHEN ON PAY

We will generally abstain from advisory votes on executive compensation (Say on Pay) and will also abstain from advisory votes on the frequency of voting on executive compensation (Say When on Pay) and will also abstain on advisory votes relating to extraordinary transaction executive compensation (Say on Golden Parachutes). In those instances when we believe that it is in our clients’ best interest, we may cast a vote for or against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

HIRAYAMA INVESTMENTS, LLC

PROXY VOTING

Implementation Date: August 2008

Most Recent Amendment Date: November 30, 2011

Hirayama Investments is a sub-adviser to WHV. The sub-advisory agreement between WHV and Hirayama Investments provides that Hirayama Investments may not provide investment management services directly to any clients and all Hirayama Investments’ clients are clients of WHV. WHV is responsible for voting proxies of its clients.

Hirayama Investments provides guidance to WHV with respect to the voting of proxies of securities it has recommended to WHV clients, but the actual voting of the proxies is completed by WHV. The following is WHV’s Proxy Voting Policy and Procedures.

It is the policy of WHV (“WHV”) to vote proxies in the interest of maximizing value for WHV’s clients. Proxies are an asset of a client, which should be treated by WHV with the same care, diligence, and loyalty as any asset belonging to a client. To that end, WHV will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

WHV’s proxy voting process is managed by a Proxy Committee which is composed of portfolio managers, security analysts and Operations staff.

WHV has retained Glass, Lewis & Co., LLC (“voting agent”) to assist in the coordination and voting of client proxies. Compliance is responsible for managing the relationship with the voting agent and for ensuring that all proxies are being properly voted and that the voting agent is retaining all of the appropriate proxy voting records.

Key elements of the proxy voting process include obtaining proxy materials for vote, determining the vote on each issue, voting and maintaining the records required.

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Obtaining proxy materials.    We instruct client custodians to deliver proxy materials for accounts of clients who have given us voting authority. Delivery is made to our voting agent. Periodic reconciliation of holdings and ballots is designed to reveal any failure to deliver ballots for client holdings.

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Determining the vote.    Members of our Proxy Committee have collaboratively established a general statement of voting policy and specific voting positions on substantive proxy issues. The general policy and specific positions are generally intended to further the economic value of each investment for the expected holding period. They are reviewed regularly, as new issues arise for determination or as circumstances change and they serve as guidelines. Ultimately each vote is cast on a case-by-case basis, taking into account the relevant circumstances at the time of each vote.

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Voting.    Using the Internet, our voting agent posts the pending proxy notices and ballots as well as its analysis and recommendations. Voting members of our Proxy Committee take responsibility for voting according to a rotating schedule. They review the issues and the voting agent’s own analysis and then vote each issue, generally in accordance with our established voting guidelines. When circumstances suggest deviation from our established guidelines, before casting the vote, our committee members may confer with other committee members, our analysts most familiar with the security or our portfolio manager on the account in the case of special holdings.

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Maintaining records.    With the assistance of our voting agent, we maintain records of our policies and procedures, proxy statements received, each vote cast, any documents we create material to our decision making and any client’s written request for proxy voting records as well as our written response to any client request for such records.

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Conflicts of interest.    Any material conflict between our interests and those of a client will be resolved in the best interests of our client. In the event we become aware of such a conflict, we will (a) disclose the conflict and obtain the client’s consent before voting its shares, (b) vote in accordance with a pre-determined policy based on the independent analysis and recommendation of our voting agent or (c) make other voting arrangements consistent with our fiduciary obligations.

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Shares not voted.    Our procedures are reasonably designed to assure that we vote every eligible share, however there are circumstances in which we may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. These circumstances include:

(a)	Share blocking countries restrict share transactions for various periods surrounding the meeting date. We have taken the position that share liquidity generally has a higher value than the vote and usually do not vote shares subject to transaction restrictions.

(b)	Still other countries require re-registration of shares to enter a proxy vote, effectively preventing exercise of investment discretion to sell shares for a substantial period of time. The same logic suggests that we not attempt to vote those shares.

(c)	Some international markets require special powers of attorney to vote certain ordinary shares. These markets are few and our ordinary share holdings relatively modest when weighed against the onerous documentation requirements and generally we have determined not to attempt to qualify our proxy votes for these shares.

(d)	Lack of adequate information or untimely receipt of proxy materials from the issuer or other resolution sponsor may prevent analysis or entry of a vote by voting deadlines.

(e)	Client securities lending programs may prevent us from voting proxies when the underlying securities have been lent out and are therefore unavailable to be voted.

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Obtaining additional information.    Clients may obtain a report showing how we voted their shares upon request. In addition, clients may also request a copy of our general Proxy Voting Policy statement and the WHV-specific Proxy Voting Guidelines used by our voting agent.

General Voting Policy for ERISA Accounts

According to the Department of Labor, the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies (unless the voting right is properly reserved by the named fiduciary). The investment manager’s decision may not be directed, nor may the manager be relieved of liability by delegating the responsibility. Managers should have documented guidelines and are required to maintain accurate voting records.

Voting rights have economic value and the manager has a duty to evaluate issues that can have an impact on the economic value of the stock and to vote on those issues. Voting decisions must be based on the ultimate economic interest of the plan, viewing the plan as a separate legal entity designed to provide retirement income and security. This means analyzing the vote for its impact on the ultimate economic value of the investment (the stock) during the period in which the plan intends to hold the investment. With respect to takeovers, plans are not required to accept the deal if they judge that their plans will achieve a higher economic value by holding the shares.

Given the above obligations and objectives, the guidelines we have established with our voting agent are intended as a general indication of proxy voting decisions most likely to maximize the ultimate value of assets under management. Specific situations and resolution language will vary and therefore continuing judgment must be exercised in applying the guidelines.

Applicability of Guidelines for All Accounts

In the absence of unique client constraints or instructions acceptable in non-fiduciary situations, the guidelines should also serve for voting on all accounts under management.

Glass Lewis Subscription

WHV subscribes to Glass Lewis, an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although Glass Lewis analyses are thoroughly reviewed and considered in making a final voting decision, WHV does not consider recommendations from Glass Lewis to be determinative of WHV’s ultimate decision. Below are a summary of Glass Lewis’s general voting recommendations as well as WHV’s custom policies if in conflict with Glass Lewis’s general policies.

INSTITUTIONAL CAPITAL LLC

Proxy Voting Policies And Procedures

Institutional Capital LLC (the “Adviser”) exercises voting authority with respect to securities held by our private account clients who delegate authority for proxy voting to us. Our fiduciary duties require us to monitor corporate events and to vote the proxies in a manner consistent with the best interest of our clients and Fund shareholders.

I.	Supervision of policy

ICAP’s Proxy Committee, which includes the analyst who follows the company, is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The analyst who follows the company is responsible for monitoring corporate actions, analyzing proxy proposals, making voting decisions, and ensuring that proxies are submitted in a timely fashion. We have retained Institutional Shareholder Services, a subsidiary of MSCI (ISS) to provide objective analysis and recommendations to assist the analyst and Proxy Committee in their evaluation of each proxy proposal.

II.	Disclosure to clients

We will disclose to clients how they can obtain information from us on how client portfolio securities were voted. This disclosure will be made annually. At the same time, we will provide a summary of these proxy voting policies and procedures to clients, and, upon request, will provide them with a copy of the same.

III.	Recordkeeping

We will maintain the following records with respect to proxy voting:

•	a copy of our proxy voting policies and procedures;

•	a copy of all proxy statements received (ICAP may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	a record of each vote cast on behalf of a client (ICAP may rely on a third party to satisfy this requirement);

•	a copy of any document prepared by ICAP that was material to making a voting decision or that memorializes the basis for that decision; and

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a copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

IV.	Proxy voting guidelines

The proxy voting guidelines below summarize our position on various issues of concern to clients and Fund shareholders and give a general indication as to how we will vote shares on each issue. However, this list is not exhaustive and does not include all potential voting issues and for that reason, there may be instances where we may not vote the client’s shares in strict accordance with these guidelines. Alternatively, clients may give us their own written proxy voting guidelines to which we will endeavor to adhere for their account.

V.	Conflicts of interest

There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we may manage a portion of a pension plan of a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients. Therefore, in situations where there is a conflict of interest, we will seek to resolve the conflict using one of the following:

1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter is routine in nature; or

2.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service.

In the event that a conflict still exists, ICAP will disclose the conflict to the client and obtain the client’s direction to vote the proxies.

Proxy Voting Guidelines

I.	Overview

In general, we vote proxies in a manner designed to maximize the value of our clients’ investment. We review all proxy proposals on a case-by-case basis. We generally support those proposals that promote shareholder corporate governance rights and management/board accountability. We also generally support management/board compensation proposals that are intended to enhance the long-term economic value of the corporation for shareholders. In evaluating a particular proxy proposal, we take into consideration many things including the costs involved in the proxy proposal, the existing governance of the affected company, as well as its management and operations.

The following policies are designed to provide guidelines to be followed in most situations but shall not be binding on ICAP. In certain cases, we may vote differently due to the particular facts and circumstance of a proposal and the company and/or client objectives.

II.	Election of the board of directors

We believe that good governance starts with an independent board all of whose members are elected annually by confidential voting. In addition, key board committees should be entirely independent. “Independence” with respect to directors and committee members shall be defined in accordance with the applicable self-regulatory organization definition.

•	We generally support the election of directors that result in a board made up of a majority of independent directors.

•	We may withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

•

We hold directors accountable for the actions of the committees on which they serve. For example, we may withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements, propose equity-based compensation plans that unduly dilute the ownership interests of shareholders, or approve the repricing of outstanding options without shareholder approval.

•	We generally vote for proposals that seek to fix the size of the board

•

We view the election of a company’s board of directors as one of the most fundamental rights held by shareholders of the company. Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, we generally vote against proposals that would result in classified boards. We may vote in favor of shareholder or management proposals to declassify a board of directors.

III.	Compensation

We review all proposals relating to management and director compensation in light of the company’s performance and corporate governance practices. We normally vote against significant compensation increases or compensation not tied to the company performance in instances where we believe the company is underperforming and/or management has not added value to the company.

We encourage the use of reasonably designed equity-based compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value. Conversely, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features. All awards of stock-based compensation should be reasonable in light of company and management performance and the industry peer group.

•

We review proposals to approve equity-based compensation plans on a case-by-case basis. In evaluating the proposal, we assess the dilutive effect of the plan based on a profile of the company and similar companies. We will generally vote against a plan if we determine that it would be too dilutive.

IV.	Approval of independent auditors

We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that comply with SEC requirements and do not, in the aggregate, raise any appearance of impaired independence.

•	We may vote against the approval or ratification of auditors where non-audit fees make up a substantial portion of the total fees paid by the company to the audit firm.

•

We will evaluate on a case-by-case basis instances in which the audit firm has substantial non-audit relationships with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.

V.	Social, political and environmental issues

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

•

We recognize that the activity or inactivity of a company with respect to matters of social, political or environmental concern may have an effect upon the economic success of the company and the value of its securities. However, we do not consider it appropriate, or in our client’s interests, to impose our own standards on others. Therefore, we will normally support management’s position on matters of social, political or environmental concern, except where we believe that a different position would be in the clear economic interests of company shareholders.

VI.	Other situations

No set of guidelines can anticipate all situations that may arise. With respect to proposals not addressed by these guidelines, we will vote in a manner that we consider to be in the best interest of our clients.

INVESCO

I.2. PROXY POLICIES AND PROCEDURES

The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).

A. POLICY STATEMENT

Introduction

Our Belief

The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.

Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy administration

The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.

Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.

Important principles underlying the Invesco Proxy Voting Guidelines

I.	Accountability

Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•

Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.

•

Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•

Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•

Classified boards.    Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority voting requirements.    Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•

Cumulative voting.    The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•

Shareholder access.    On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.

II.	INCENTIVES

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•

Executive compensation.    Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-based compensation plans.    When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

•

Employee stock-purchase plans.    Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•

Severance agreements.    Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

III.	CAPITALIZATION

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	MERGERS, ACQUISITIONS AND OTHER CORPORATE ACTIONS

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.

V.	ANTI-TAKEOVER MEASURES

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	SHAREHOLDER PROPOSALS ON CORPORATE GOVERNANCE

Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

VII.	SHAREHOLDER PROPOSALS ON SOCIAL RESPONSIBILITY

The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is generally highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco generally abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature. However, there are instances when the costs and economic benefits of these proposals can be more readily assessed, in which case Invesco votes such proposals on a case-by-case basis.

VIII.	ROUTINE BUSINESS MATTERS

Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.

Summary

These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.

Exceptions

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.

Share-lending programs

One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.

“Share-blocking”

Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.

International constraints

An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

Exceptions to these Guidelines

Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.

Resolving potential conflicts of interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.

Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the

Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.

On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.

Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.

Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

C. RECORDKEEPING

Records are maintained in accordance with Invesco’s Recordkeeping Policy.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

Global Proxy Voting

Procedures and Guidelines

For North America

2012 Edition

April 1, 2012

Table of Contents — North America

Part I: JPMorgan Asset Management Global Proxy Voting Procedures

A.	Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM’s objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures. 1

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues

(the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.	Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of 13 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.	The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent

1	Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Fund’s proxy voting policies and not the policies of JPMAM. The Undiscovered Managers Behavioral Growth Fund, and Undiscovered Managers-Behavioral Value Fund, the JPMorgan Access Growth Fund and the JPMorgan Access Balanced Fund vote proxies in accordance with the voting policies of their subadvisers other than J.P. Morgan Private Investments, Inc. and not the policies of JPMAM.

2	The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan. 2

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

D.	Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which:

(i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM’s relationship with such company and materially impact JPMAM’s business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

E.	Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

•	removing certain JPMAM personnel from the proxy voting process;

•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

•	deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F.	Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;

•	a copy of each proxy statement received on behalf of JPMAM clients;

•	a record of each vote cast on behalf of JPMAM client holdings;

•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

•

a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Chase Bank , NA

J.P. Morgan Asset Management (UK) Limited

J.P. Morgan Investment Management Inc.

JF Asset Management Limited

JF Asset Management (Singapore) Limited

JF International Management Inc.

J.P. Morgan Private Investments, Inc.

Security Capital Research & Management Incorporated

Bear Stearns Asset Management

Part II: Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

Part II.A: North America Proxy Voting

Part II.A: North America Guidelines Table of Contents

Part II.A: North America Guidelines

1.	Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

2) adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

7) WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than four public company boards.

8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a — Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9) WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10) WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11) Generally vote for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors as long as the minimum threshold of share ownership is 5% and the minimum holding period of share ownership is 3 years.

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.

2.	Proxy Contests

2a.	Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

2b.	Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.	Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4.	Proxy Contest Defenses

4a.	Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

1) Majority of board composed of independent directors,

2) Nominating committee composed solely of independent directors,

3) Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4b.	Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

4c.	Cumulative Voting

Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

1) Annually elected board,

2) Majority of board composed of independent directors,

3) Nominating committee composed solely of independent directors,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead- hand poison pill).

4d.	Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimus number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4e.	Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

4f.	Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses

5a.	Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

5b.	Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c.	Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5d.	Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

5e.	Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

5f.	Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.	Miscellaneous Board Provisions

6a.	Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2) Serves as liaison between the chairman and the independent directors,

(3) Approves information sent to the board,

(4) Approves meeting agendas for the board,

(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6) Has the authority to call meetings of the independent directors, and

(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.

Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

6b.	Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

6c.	Majority of Independent Directors

We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

6d.	Stock Ownership Requirements

Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

6e.	Term of Office

Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6f.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

6g.	Board Size

Vote for proposals to limit the size of the board to 15 members.

6h.	Majority Vote Standard

We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.	Miscellaneous Governance Provisions

7a.	Independent Nominating Committee

Vote for the creation of an independent nominating committee.

7b.	Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

7c.	Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

7d.	Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e.	Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

7f.	Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

7g.	Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h.	Adjourn Meeting if Votes are Insufficient

Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i.	Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

7j.	Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

7k.	Exclusive Venue

Generally, vote against management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes.

8.	Capital Structure

8a.	Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

8b.	Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

8c.	Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d.	Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

8e.	Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8f.	Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

8g.	Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control — Will the transaction result in a change in control of the company?

Bankruptcy — Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8h.	Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8i.	Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.	Executive and Director Compensation

9a.	Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote — even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company’s most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company’s most recent three-year burn rate exceeds two percent of common shares outstanding.

Review case by case stock based plans for companies which rely heavily upon stock for incentive compensation. These companies include high growth and financial services companies where threshhold tests fall within 5% of either threshold test (burn rate and /or shareholder transfer value tests).

9a.	Stock-based Incentive Plans

For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

9b.	Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

9c.	Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9d.	Say on Pay — Advisory Vote

Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.

Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support.

Say on Pay — Frequency

JPMAM will review compensation versus long/term performance on an annual basis.

9e.	Golden and Tin Parachutes

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

9f.	401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

9g.	Employee Stock Purchase Plans

Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

9h.	Option Expensing

Generally, vote for shareholder proposals to expense fixed-price options.

9i.	Option Repricing

In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9j.	Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

9k.	Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

9l.	Recoup Bonuses

Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

10.	Incorporation

10a.	Reincorporation Outside of the United States

Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

10b.	Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

10c.	Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11.	Mergers and Corporate Restructurings

11a.	Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

11b.	Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c.	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

11d.	Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e.	Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11f.	Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g.	Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h.	Changing Corporate Name

Vote for changing the corporate name.

12.	Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. Therefore, we generally encourage a level of reporting that is not unduly costly or burdensome, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies and performance. At the same time, we recognize that, in some cases, a company may already be providing current, publicly-available information on the possible impact that climate change will have on the company, as well as associated policies and procedures that address the risks and opportunities to the company, or a shareholder proposal may seek a level of disclosure that exceeds that provided by the company’s industry peers and that may put the company at a competitive disadvantage.

12a.	Energy and Environment

Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

Vote case-by-case on proposals that request companies to outline their preparedness to comply with international policies related to climate change.

Vote case-by-case on disclosure reports that seek additional information.

Vote case-by-case on proposals that request a report on greenhouse gas emissions from company operations and/or products.

Vote case-by-case on proposals that request a report on the impact of climate change on the company’s operations and/or products.

Vote case-by-case on proposals seeking additional information on other environmental matters affecting the company, its operations and/or its products.

Vote case-by-case on proposals requesting a company report on its energy efficiency policies.

Generally, vote against proposals requesting greater disclosure of hydraulic fracturing operations unless there is evidence that the company’s competitors are subject to similar disclosure obligations and taking into consideration significant controversies, fines or litigation regarding the company’s action related to this issue.

12b.	Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12c.	International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

12d.	Promote Human Rights in China, Nigeria, the Sudan and Burma

Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12e.	Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12f.	Animal Rights

Vote case-by-case on proposals that deal with animal rights.

12g.	Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

12h.	Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

12i.	Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

12j.	High Risk Markets

Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

12k.	Political Contribution

Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.

Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

13.	Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14.	Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

•	a pending acquisition or sale of a substantial business;

•	financial results that are better or worse than recent trends would lead one to expect;

•	major management changes;

•	an increase or decrease in dividends;

•	calls or redemptions or other purchases of its securities by the company;

•	a stock split, dividend or other recapitalization; or

•	financial projections prepared by the Company or the Company’s representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

LORD, ABBETT & CO. LLC

Proxy Voting Policies and Procedures

INTRODUCTION

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

PROXY VOTING PROCESS OVERVIEW

Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding proxy voting. The Proxy Policy Committee consists of Lord Abbett’s Chief Investment Officer, Director of Domestic Equity Portfolio Management, Director of International Equity, Director of Domestic Equity Research, Chief Administrative Officer for the Investment Department, and General Counsel. Voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has retained an independent third party service provider (the “Proxy Advisor”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.1 While Lord Abbett takes into consideration the information and recommendations of the Proxy Advisor, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Advisor’s recommendations.

Lord Abbett has implemented the following three-pronged approach to the proxy voting process:

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In cases where we deem any client’s position in a company to be material,[2] the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

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In cases where we deem all clients’ positions in a company to be non-material, the Chief Administrative Officer for the Investment Department is responsible for determining how to vote the security. The Chief Administrative Officer may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Advisor, or other sources to determine how to vote. Once a voting decision has been made, the Chief Administrative Officer provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

[1]	Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Advisor.
[2]	We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ (continued from page 1) positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

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Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote on such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position and Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.

CONFLICTS OF INTEREST

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interests are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:

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Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees[3] and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions by the Funds’ Proxy Committees regarding the company.

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Lord Abbett also has implemented special voting measures with respect to companies that have a significant business relationship with Lord Abbett (including any subsidiaries of such companies). For this purpose, a “significant business relationship” means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations.

[3]	The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

PROXY VOTING GUIDELINES

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

A.	Auditors — Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

1.	Election of directors — The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the nominee’s investment in the company; (7) the company’s long-term performance relative to a market index; and (8) takeover activity. In evaluating a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

2.	Majority voting — Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

3.	Board classification — A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

4.	Independent board and committee members — An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

5.	Independent board chairman — Proponents of proposals to require independent board chairmen (formerly often referred to as “separation of chairman and chief executive officer” proposals) seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. We generally vote with management on proposals that call for independent board chairmen. We may vote in favor of such proposals on a case-by-case basis, despite management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

C.	Compensation and Benefits

1.	General — In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

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Incentive compensation plans — An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Advisor regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

3.	Say on pay — “Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. We also generally vote with management on proposals regarding the frequency of say on pay votes. However, any particular vote will be based on the specific facts and circumstances we deem relevant.

4.	Pay for performance — “Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

5.	Clawback provisions — A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

6.	Anti-gross-up policies — Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

7.	Severance agreements and executive death benefits — Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters and acknowledge that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

8.	Executive pay limits — Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.

9.	Employee stock purchase plans — Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.

D.	Corporate Matters

1.	Charter amendments — A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

2.	Changes to capital structure — A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

3.	Reincorporation — We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

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Mergers, acquisitions, and restructurings — A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

E.	Anti-Takeover Issues and Shareholder Rights

1.	Proxy access — Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett generally votes with management on proposals that seek to allow proxy access.

2.	Shareholder rights plans — Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

3.	Chewable pill provisions — A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

4.	Anti-greenmail provisions — An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.	Fair price provisions — A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

6.	Rights to call special shareholder meetings — Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

7.	Supermajority vote requirements — A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

8.	Cumulative voting — Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

9.	Confidential voting — In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

10.	Reimbursing proxy solicitation expenses — Lord Abbett generally votes with management on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

11.	Transacting other business — Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.

F.	Social, Political, and Environmental Issues — Proposals relating to social, political, or environmental issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett evaluates such proposals based on their effect on shareholder value rather than on their ideological merits. We generally follow management’s recommendation on social, political, and environmental proposals and tend to vote against proposals that are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. Nonetheless, we pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

G.	Share Blocking — Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

Amended: September 13, 2012

MARSICO CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

It is the policy of Marsico Capital Management, LLC (“MCM”) to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM’s clients, as summarized here.

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MCM’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM’s investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

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In certain circumstances, MCM’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management recommendation (or abstain or take no action) based on its analysis if such a vote appears consistent with the best interests of clients.

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MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.

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In circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider or by abstaining or taking no action. In other cases, MCM might use other procedures to resolve an apparent conflict.

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MCM may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients. MCM’s Proxy Voting policy and reports describing the voting of a client’s proxies are available to the client on request.

•

MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM’s Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations or other factors beyond MCM’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2013

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, McLean Budden Limited and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.6 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst

[6]	For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

(e.g. mergers and acquisitions); or (v) MFS evaluates a director nominee who also serves as a director of the MFS Funds (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.‘s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.7 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests

[7]	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

All MFS Advisory Clients

MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

MONTAG & CALDWELL, LLC

PROXY VOTING POLICIES

If directed by Client, decisions on voting of proxies will be made by Montag & Caldwell, LLC. (“M&C”) in accordance with these guidelines (as amended from time to time). M&C will consider proxies as a client asset and will vote consistently across all Client portfolios for which it has discretionary voting authority in the manner believed most likely to enhance shareholder value. Where practical, M&C may consider requests to vote proxies in accordance with Client specific guidelines.

If M&C is authorized to make decisions on voting of proxies, we will have no obligation to furnish Client any proxies, notices of shareholder meetings, annual reports or other literature customarily mailed to shareholders.

Once discretionary voting authority has been delegated to M&C, Client may not at a later date direct how to vote the proxies. Clients who wish to adhere to a proprietary set of voting guidelines should exercise their right to reserve voting authority rather than delegating this responsibility to M&C.

Should the situation arise where M&C is an investment adviser to a company whose proxy we are authorized to vote or any other potential conflict of interest is perceived and the item falls outside the issues explicitly addressed by these guidelines, the matter will be reviewed by the entire Proxy Committee. If an item is explicitly addressed by these guidelines it will be voted accordingly. If an item falls outside the issues explicitly addressed by these guidelines and we would vote against management, no further review is needed. If further review is needed the Proxy Committee will first determine if the conflict is material. If it is material, the Proxy Committee will determine the steps needed to resolve the conflict before the proxy is voted.

It is against M&C’s policy for employees to serve on the board of directors of a company whose stock could be purchased for M&C’s advisory clients.

The following guidelines establish our position on many common issues addressed in proxy solicitations and represent how we will generally vote such issues; however, all proxy proposals will be reviewed by an investment professional to determine if shareholder interests warrant any deviation from these guidelines or if a proposal addresses an issue not covered in the guidelines.

1.	Auditors

M&C will generally vote to ratify auditors, unless:

•	An auditor has a financial interest in or association with the company and is thus not independent,

•	There is evidence the independent auditor has issued an inaccurate or misleading opinion,

•	Fees for non-audit services are excessive.

•	There are concerns with the structure of the contract with the auditors.

2.	Board of Directors

M&C will generally vote for routine election or re-election of directors.

M&C will generally vote for proposals to repeal classified boards, and to elect all directors annually.

M&C will generally vote against proposals to classify the board.

M&C will generally vote against proposals to allow cumulative voting.

3.	Proxy Contests

M&C will review contested director elections on a case-by-case basis.

4.	Takeover Defenses

M&C will generally vote for shareholder proposals requesting that a company submit its poison pill to a shareholder vote or redeem it unless the company has:

•	A shareholder approved poison pill in place,

•	An acceptable policy covering the future adoption of a poison pill.

M&C will generally vote for shareholder proposals calling for a poison pill to be put to a vote within a time period of less than one year after adoption.

M&C will review on a case-by-case basis management proposals on poison pill ratification.

M&C will generally vote against proposals to require a supermajority shareholder vote.

M&C will generally vote for proposals to lower supermajority vote requirements.

5.	Mergers and Corporate Restructurings

M&C will review mergers, acquisitions, and restructurings on a case-by-case basis.

6.	State of Incorporation

M&C will review proposals to change a company’s state of incorporation on a case-by-case basis.

7.	Capital Structure

M&C will generally vote to increase the number of shares of common stock authorized, unless:

•	The explicit purpose of the increase is to implement a non-shareholder approved rights plan (poison pill).

M&C will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

M&C will review other proposals regarding preferred stock on a case-by-case basis.

8.	Compensation Issues

M&C will review the following issues on a case-by-case basis:

•	Equity Compensation Plans

•	Director Compensation

•	Employee Stock Purchase Plans — Qualified Plans

•	Employee Stock Purchase Plans — Non-Qualified Plans

•	Severance Agreements

9.	Corporate Responsibility

Shareholders often submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent.

M&C will support management in instances where we feel acceptable efforts are made. The burden of corporate responsibility rests with management. We will generally vote AGAINST shareholder proposals regarding the following areas:

•	Animal Rights

•	Drug Pricing and Re-importation

•	Genetically Modified Foods

•	Tobacco

•	Arctic National Wildlife Refuge

•	Concentrated Area Feeding Operations

•	Global Warming and Kyoto Protocol Compliance

•	Political Contributions

•	Outsourcing/Off-shoring

•	Country-specific Human Rights Reports

•	Placing arbitrary restrictions on environmental practices

ADMINISTRATIVE ISSUES

Proxy voting guidelines will be reviewed annually and approved by the Investment Policy Committee.

If a Client’s shares are on loan at the time of voting it is not M&C’s policy to request that the custodian recall the shares on loan.

M&C will maintain a record of proxy voting guidelines and the annual updates electronically.

M&C has established a Proxy Committee that consists of at least three members of the Investment Policy Committee and includes at least one research analyst and two portfolio managers.

Proxy voting decisions will be made by at least one member of the Proxy Committee within the framework established by these guidelines that are designed to vote in the best interests of all Clients.

M&C will maintain a record of any document created by M&C or procured from an outside party that was material to making a decision how to vote proxies on behalf of a Client or that memorializes the basis of that decision.

M&C will maintain records detailing receipt of proxies, number of shares voted, date voted and how each issue was voted. These records will be available upon request to those Clients for whom we have proxy voting responsibility.

M&C will maintain records of all written Client requests for information on how M&C voted proxies on behalf of the client and M&C’s response to the Client’s written or verbal requests.

The proxy voting process will be monitored for accuracy. A voting history report is generated by the Supervisor of Information Processing on a monthly basis. This report is provided to the Chief Compliance Officer to verify against ballot copies.

The Supervisor of Information Processing will provide the Chief Compliance Officer with a quarterly statement that all ballots were received or reasonable steps, under the circumstances, have been taken to obtain the ballots.

Approved May 22, 2012

MORGAN STANLEY INVESTMENT MANAGEMENT

Proxy Voting Policy and Procedures

October 1, 2012

I.	POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (“MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services — ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.	GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A.	Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.	Board of Directors.

1.	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.

We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.	Discharge of directors’ duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.

Board independence:    We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.	Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.	Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.	Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.	Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C.	Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.	Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E.	Changes in capital structure.

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•

U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•

U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•	Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•

Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.	Takeover Defenses and Shareholder Rights.

1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholders right to call a special meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G.	Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.	Executive and Director Remuneration.

1.	We generally support the following:

•

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•

Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.	In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus). We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

4.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.	Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I.	Social, Political and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J.	Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.	ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.	Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B.	Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.	Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

NORTHERN CROSS, LLC

PROXY POLICY

Northern Cross, LLC (the “Adviser”)’s policy regarding the voting of proxies consists of (1) the statement of the law and policy, (2) identification of the person(s) responsible for implementing this policy, and (3) the procedures adopted by the Adviser to implement the policy.

1.	Statement of Law and Policy

A.	Law

Because a registered investment company (“fund”) is the beneficial owner of its portfolio securities, it has the right to vote proxies relative to its portfolio securities. The Securities and Exchange Commission has stated that a fund’s board has the obligation to vote proxies. As a practical matter, fund boards typically delegate this function to the fund’s adviser/sub-adviser. Rule 206(4)-6 under the Investment Advisers Act of 1940 requires that a registered investment adviser with proxy voting authority generally must satisfy the following four requirements: (i) adopt and implement written proxy voting policies and procedures reasonably designed to ensure the adviser votes client and fund securities in the best interests of clients and fund investors and addressing how conflicts of interest are handled; (ii) disclose its proxy voting policies and procedures to clients and fund investors and furnish clients and fund investors with a copy if they request it; (iii) inform clients and fund investors as to how they can obtain information from the adviser on how their securities were voted; and (iv) retain certain records.

B.	Policy

The Adviser will vote all proxies delivered to it by the fund’s custodian. The vote will be cast in such a manner, which, in the Adviser’s judgment, will be in the best interests of shareholders. The Adviser contracts with Boston Investor Services, Inc. for the processing of proxies. The Adviser will generally comply with the following guidelines:

•	Routine Corporate Governance Issues

The Adviser will vote in favor of management. Routine issues may include, but not be limited to, election of directors, appointment of auditors, changes in state of incorporation or capital structure. In certain cases the Adviser will vote in accordance with the guidelines of specific clients.

•	Non-routine Corporate Governance Issues

The Adviser will vote in favor of management unless voting with management would limit shareholder rights or have a negative impact on shareholder value. Non-routine issues may include, but not be limited to, corporate restructuring/mergers and acquisitions, proposals affecting shareholder rights, anti-takeover issues, executive compensation, and social and political issues. In cases where the number of shares in all stock option plans exceeds 10% of basic shares outstanding, the Adviser generally votes against proposals that will increase shareholder dilution. In general the Adviser will vote against management regarding any proposal that allows management to issue shares during a hostile takeover.

•	Non Voting of Proxies

The Adviser may not vote proxies if voting may be burdensome or expensive, or otherwise not in the best interest of clients.

Conflicts of Interest

Should the Adviser have a conflict of interest with regard to voting a proxy, the Adviser will disclose such conflict to the client and obtain client direction as to how to vote the proxy.

Record Keeping

The following records will be kept for each client:

•	Copies of the Adviser’s proxy voting policies and procedures.

•	Copies of all proxy statements received.

•

A record of each vote the Adviser casts on behalf of the client along with any notes or documents that were material to making a decision on how to vote a proxy including an abstention on behalf of a client, including the resolution of any conflict.

•

A copy of each written client request for information on how the Adviser voted proxies on behalf of the client and a copy of any written response by the advisor. This proxy policy will be distributed to all clients of the Adviser and added to Part II of Form ADV. A hard copy of the policy will be included in the Compliance Program and is available on request.

2.	Who is Responsible for Implementing this Policy?

The Compliance Officer is responsible for implementing, monitoring and updating this policy, including reviewing decisions made on non-routine issues and potential conflicts of interest. The Compliance Officer is also responsible for maintaining copies of all records and backup documentation in accordance with applicable record keeping requirements. The Compliance Officer can delegate in writing any of his or her responsibilities under this policy to another person.

3.	Procedures to Implement this Policy

Conflicts of Interest

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers’ clients and the interests of the Adviser, its employees, or its affiliates. The Adviser must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the clients’ best interest and was not the product of the conflict. For example, conflicts of interest may arise when:

•	A proponent of a proxy proposal has a business relationship with the Adviser or its affiliates;

•	The Adviser or its affiliates have business relationships with participants in proxy contests, corporate directors, or director candidates;

•	An Adviser employee has a personal interest in the outcome of a particular matter before shareholders; or

•	An Adviser employee has a business or personal relationship with participants in proxy contests, corporate directors or director candidates.

The Compliance Officer is responsible for identifying proxy voting proposals that present a conflict of interest. If the Adviser receives a proxy relating to an issuer that raises a conflict of interest, the Compliance Officer shall determine whether the conflict is “material” to any specific proposal included within the proxy. The Compliance Officer will determine whether a proposal is material as follows:

•

Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for the Adviser, unless the Compliance Officer has actual knowledge that a routine proposal should be treated differently. For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

•	Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless the Compliance Officer determines that the

Adviser does not have such a conflict of interest. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing, or other special remuneration plans). The Adviser and the Compliance Officer will determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest, the Compliance Officer will consider whether the Adviser or any of its officers, directors, employees, or affiliates may have a business or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors, or candidates for directorships.

•	The Compliance Officer will record in writing the basis for any such determination.

OPPENHEIMERFUNDS, INC. AND ITS ADVISORY AFFILIATES

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

(as of March 26, 2012) and

PORTFOLIO PROXY VOTING GUIDELINES

(as of March 26, 2012)

These Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”), which include the attached “Portfolio Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) and the following advisory affiliates of OFI, OFI Institutional Asset Management, Inc, OFI Private Investments Inc. and HarbourView Asset Management Corporation (individually, an “OFI Adviser”). Unless noted otherwise and for ease of reference, OFI and each OFI Adviser are collectively referred to herein as “OFI”.

OFI will follow these Policies, Procedures and Guidelines in voting portfolio proxies relating to securities held by clients, which may include, but is not limited to, separately managed accounts, collective investment trusts, 529 college savings plans, and registered and non-registered investment companies advised or sub-advised by an OFI Adviser (“Fund(s)”).

To the extent that these Policies, Procedures and Guidelines establish a standard, OFI’s compliance with such standard, or failure to comply with such standard, will be subject to OFI’s judgment.

A.	Funds for which OFI has Proxy Voting Responsibility

OFI Registered Funds. Each Board of Directors/Trustees (the “Board”) of the Funds registered with the U.S. Securities and Exchange Commission (“SEC”) and advised by OFI (“OFI Registered Funds”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision. Any reference herein to “Board” shall only apply to OFI Registered Funds.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of Funds registered with the SEC and not overseen by the Boards (“Sub-Advised Funds”). Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds. When voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the Sub-Advised Fund.

Other Funds. OFI also serves as an investment adviser for a number of Funds that are not identified as Registered Funds or Sub-Advised Funds, which may include, but are not limited to, separately managed accounts, collective investment trusts, non-registered investment companies and 529 college savings plans (“Other Funds”). Generally, pursuant to contractual arrangements between OFI and those Other Funds, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Other Funds.

B.	Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee has adopted a written charter that outlines its responsibilities.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

C.	Administration and Voting of Portfolio Proxies

1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines. If a portfolio manager requests that OFI vote in a manner inconsistent with the Guidelines, the portfolio manager must submit his/her rationale for voting in this manner to the Committee. The Committee will review the portfolio manager’s rationale to determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders).

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

From time to time, a Fund may be asked to enter into an arrangement, in the context of a corporate action (e.g., a corporate reorganization), whereby the Fund becomes contractually obligated to vote in a particular manner with respect to certain agenda items at future shareholders’ meetings. To the extent practicable, portfolio managers must notify the Committee of these proposed arrangements prior to contractually committing a Fund to vote in a set manner with respect to future agenda items. The Committee will review these arrangements to determine that such arrangements are in the best interests of the Funds (and, if applicable, their shareholders), and the Committee may ask a portfolio manager to present his/her rationale in support of their proposed course of action.

2.	Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the OFI Registered and Sub-Advised Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3.	Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund (and, if applicable, its shareholders) and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. The Committee maintains a list of companies that, based on business relationships, may potentially give rise to a conflict of interest (“Conflicts List”). In addition, OFI and the Committee employ the following procedures to further minimize any potential conflict of interest, as long as the Committee determines that the course of action is consistent with the best interests of the Fund and its shareholders:

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If the proposal for a company on the Conflicts List is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines. If the proposal for the company on the Conflicts List is not specifically addressed in the Guidelines, or if the Guidelines provide discretion to OFI on how to vote (i.e., on a case-by-case basis), OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent.

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With respect to proposals of a company on the Conflicts List where a portfolio manager has requested that OFI vote (i) in a manner inconsistent with the Guidelines, or (ii) if the proposal is not specifically addressed in the Guidelines, in a manner inconsistent with the proxy voting agent’s general recommended guidelines, the Committee may determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders) and does not pose an actual material conflict of interest. In making its determination, the Committee may consider, among other things, whether the portfolio manager is aware of the business relationship with the company, and/or is sufficiently independent from the business relationship, and to the Committee’s knowledge, whether OFI has been contacted or influenced by the company in connection with the proposal.

If none of the previous procedures provides an appropriate voting recommendation, the Committee may: (i) determine how to vote on the proposal; (ii) recommend that OFI retain an independent fiduciary to advise OFI on how to vote the proposal; or (iii) determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.	Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled in advance of the record date. If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6.	Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Registered Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Registered Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Registered Funds and may be requested to vote on a matter pertaining to those underlying OFI Registered Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Registered Fund in the same proportion as the vote of all other shareholders in that underlying OFI Registered Fund (sometimes called “mirror” or “echo” voting).

D.	Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board of OFI Registered Funds describing:

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any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.	Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.	Proxy Voting Guidelines

The Guidelines adopted by OFI and the Boards of the OFI Registered Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

Adopted as of the Dates Set Forth Below by:

OppenheimerFunds, Inc.,	March 26, 2012

OFI Institutional Asset Management, Inc.,	March 26, 2012

OFI Private Investments Inc.	March 26, 2012

HarbourView Asset Management Corporation	March 26, 2012

New York Board of the Oppenheimer Funds:	March 1, 2012

Denver Board of the Oppenheimer Funds:	February 21, 2012

APPENDIX A

OppenheimerFunds, Inc. and its Advisory Affiliates

Portfolio Proxy Voting Guidelines

(dated as of March 26, 2012)

1.0	OPERATIONAL ITEMS

1.1.1	Amend Quorum Requirements.

•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

1.1.2	Amend Articles of Incorporation/Association or Bylaws

•	Vote amendments to the bylaws/charter on a CASE-BY-CASE basis.

•	Vote FOR bylaw/charter changes if:

•	shareholder rights are protected;

•	there is a negligible or positive impact on shareholder value;

•	management provides sufficiently valid reasons for the amendments; and/or

•	the company is required to do so by law (if applicable); and

•	they are of a housekeeping nature (updates or corrections).

1.1.3	Change Company Name.

•	Vote WITH Management.

1.1.4	Change Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.1.5	Transact Other Business.

•	Vote AGAINST proposals to approve other business when it appears as voting item.

1.1.6	Change in Company Fiscal Term

•	Vote FOR resolutions to change a company’s fiscal term for sufficiently valid business reasons.

•	Vote AGAINST if a company’s motivation for the change is to postpone its AGM.

AUDITORS

1.2	Ratifying Auditors

•	Vote FOR Proposals to ratify auditors, unless any of the following apply:

•	an auditor has a financial interest in or association with the company, and is therefore not independent;

•	fees for non-audit services are excessive;

•	there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

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poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards (“IFRS”); or material weaknesses identified in Section 404 disclosures.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•	Vote AGAINST shareholder proposals asking for audit firm rotation.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

•	Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

2.0	THE BOARD OF DIRECTORS

2.1	Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

•	composition of the board and key board committees;

•	attendance at board meetings;

•	corporate governance provisions and takeover activity;

•	long-term company performance relative to a market index;

•	directors’ investment in the company;

•	whether the chairman is also serving as CEO;

•	whether a retired CEO sits on the board.

•	Whether the company or director is targeted in connection with public “vote no” campaigns.

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WITHHOLD/AGAINST (whichever vote option is applicable on the ballot) VOTES: However, there are some actions by directors that should result in votes being WITHHELD/AGAINST. These instances include directors who:

•	attend less than 75% of the board and committee meetings without a valid excuse;

•	implement or renew a dead-hand or modified dead-hand poison pill;

•	ignore a shareholder proposal that is approved by a majority of the shares outstanding;

•	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

•	failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees;

•	re audit committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	the non-audit fees paid to the auditor are excessive;

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a material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms;

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there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	the company receives an adverse opinion on the company’s financial statements from its auditors.

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are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	there is a clearly negative correlation between the chief executive’s pay and company performance under standards adopted in this policy;

•	the company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	the company fails to submit one-time transfers of stock options to a shareholder vote;

•	the company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	the company has inappropriately backdated options; or

•	the company has egregious compensation practices including, but not limited to, the following:

•	egregious employment contracts;

•	excessive perks/tax reimbursements;

•	abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	egregious pension/supplemental executive retirement plan (SERP) payouts;

•	new CEO with overly generous new hire package;

•	excessive severance and/or change in control provisions; or

•	dividends or dividend equivalents paid on unvested performance shares or units.

•	enacted egregious corporate governance policies or failed to replace management as appropriate;

•	are inside directors or affiliated outside directors; and the full board is less than majority independent;

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are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term “public company” excludes an investment company).Vote should be WITHHELD only at their outside board elections;

•	serve on more than five public company boards. (The term “public company” excludes an investment company.)

•	WITHHOLD/AGAINST on all incumbents if the board clearly lacks accountability and oversight, coupled with sustained poor performance relative to its peers.

•	Additionally, the following should result in votes being WITHHELD/AGAINST (except from new nominees):

•	if the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed; or

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if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption;

•	if a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2	Board Size

•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.

•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3	Classification/Declassification of the Board

•	Vote AGAINST proposals to classify the board.

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Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

2.4	Cumulative Voting

•	Vote FOR proposal to eliminate cumulative voting.

•	Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).

2.5	Establishment of Board Committees

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Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s ability to maintain its own affairs. However, exceptions may be made if determined that it would be in the best interest of the company’s governance structure.

2.6	Require Majority Vote for Approval of Directors

•	OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.7	Director and Officer Indemnification and Liability Protection

•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

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Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

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Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

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Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	the director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company; and

•	only if the director’s legal expenses would be covered.

2.8	Establish/Amend Nominee Qualifications

•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.9	Filling Vacancies/Removal of Directors.

•	Vote AGAINST proposals that provide that directors may be removed only for cause.

•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.10	Independent Chairman (Separate Chairman/CEO)

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Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

•	designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	two-thirds independent board;

•	all-independent key committees;

•	established governance guidelines;

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the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time (performance will be measured according to shareholder returns against index and peers from the performance summary table);

•	the company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•	egregious compensation practices;

•	multiple related-party transactions or other issues putting director independence at risk;

•	corporate and/or management scandal;

•	excessive problematic corporate governance provisions; or

•	flagrant actions by management or the board with potential or realized negative impacts on shareholders.

2.11	Majority of Independent Directors/Establishment of Committees

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Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

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For purposes of Special Purpose Acquisition Corporations (SPAC), when a former CEO of a SPAC company serves on the board of an acquired company, that director will generally be classified as independent unless determined otherwise taking into account the following factors:

•	the applicable listing standards determination of such director’s independence;

•	any operating ties to the firm; and

•	if there are any other conflicting relationships or related party transactions.

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A director who is a party to an agreement to vote in line with management on proposals being brought to a shareholder vote shall be classified as an affiliated outside director. However, when dissident directors are parties to a voting agreement pursuant to a settlement arrangement, such directors shall be classified as independent unless determined otherwise taking into account the following factors:

•	the terms of the agreement;

•	the duration of the standstill provision in the agreement;

•	the limitations and requirements of actions that are agreed upon;

•	if the dissident director nominee(s) is subject to the standstill; and

•	if there are any conflicting relationships or related party transactions.

2.12	Require More Nominees than Open Seats

•	Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

2.13	Open Access

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Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

2.14	Stock Ownership Requirements

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Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:

•	actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	problematic pay practices, current and past.

2.15	Age or Term Limits

•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0	PROXY CONTESTS

3.1	Voting for Director Nominees in Contested Elections

•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership position.

3.2	Reimbursing Proxy Solicitation Expenses

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Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3	Confidential Voting

•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1	Advance Notice Requirements for Shareholder Proposals/Nominations.

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Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2	Amend Bylaws without Shareholder Consent

•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3	Poison Pills

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

•	Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

•	Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:

•	20% or higher flip-in or flip-over;

•	two to three-year sunset provision;

•	no dead-hand, slow-hand, no-hand or similar features;

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shareholder redemption feature-if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill;

•	considerations of the company’s existing governance structure including: board independence, existing takeover defenses, and any problematic governance concerns;

•	for management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors will be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.

4.4	Net Operating Loss (NOL) Protective Amendments

•	OFI will evaluate amendments to the company's NOL using the same criteria as a NOL pill.

4.5	Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

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Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to act by written consent independently of management taking into account the company’s specific governance provisions including right to call special meetings, poison pills, vote standards, etc. on a CASE-BY-CASE basis.

4.6	Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

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Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to call special meetings and act independently of management taking into account the company’s specific governance provisions.

4.7	Establish Shareholder Advisory Committee

•	Vote on a CASE-BY-CASE basis.

4.8	Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.

•	Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.1	Appraisal Rights

•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2	Asset Purchases

•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	purchase price;

•	fairness opinion;

•	financial and strategic benefits;

•	how the deal was negotiated;

•	conflicts of interest;

•	other alternatives for the business; and

•	non-completion risk.

5.3	Asset Sales

•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

•	impact on the balance sheet/working capital;

•	potential elimination of diseconomies;

•	anticipated financial and operating benefits;

•	anticipated use of funds;

•	value received for the asset;

•	fairness opinion;

•	how the deal was negotiated; and

•	conflicts of interest.

5.4	Bundled Proposals

•

Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5	Conversion of Securities

•

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

•	Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	dilution to existing shareholders’ position;

•	terms of the offer;

•	financial issues;

•	management’s efforts to pursue other alternatives;

•	control issues; and

•	conflicts of interest.

•	Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7	Formation of Holding Company

•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	the reasons for the change;

•	any financial or tax benefits;

•	regulatory benefits;

•	increases in capital structure; and

•	changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	increases in common or preferred stock in excess of the allowable maximum as calculated by the RMG Capital Structure Model; and/or

•	adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions

•	Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:

•	offer price/premium;

•	fairness opinion;

•	how the deal was negotiated;

•	conflicts of interests;

•	other alternatives/offers considered; and

•	non-completion risk.

•	Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	cash-out value;

•	whether the interests of continuing and cashed-out shareholders are balanced; and

•	the market reaction to public announcement of the transaction.

5.9	Joint Venture

•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

•	percentage of assets/business contributed;

•	percentage of ownership;

•	financial and strategic benefits;

•	governance structure;

•	conflicts of interest;

•	other alternatives; and

•	non-completion risk.

5.10	Liquidations

•

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

5.11	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	prospects of the combined company anticipated financial and operating benefits;

•	offer price (premium or discount);

•	fairness opinion;

•	how the deal was negotiated;

•	changes in corporate governance;

•	changes in the capital structure; and

•	conflicts of interest.

5.12	Private Placements/Warrants/Convertible Debenture

•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

•	dilution to existing shareholders’ position;

•	terms of the offer;

•	financial issues;

•	management’s efforts to pursue other alternatives;

•	control issues; and

•	conflicts of interest.

•	Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.13	Spinoffs

•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	tax and regulatory advantages;

•	planned use of the sale proceeds;

•	valuation of spinoff;

•	fairness opinion;

•	benefits to the parent company;

•	conflicts of interest;

•	managerial incentives;

•	corporate governance changes; and

•	changes in the capital structure.

5.14	Value Maximization Proposals

•

Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15	Severance Agreements that are Operative in Event of Change in Control

•	Review CASE-BY-CASE, with consideration give to RMG “transfer-of-wealth” analysis. (See section 8.2).

5.16	Special Purpose Acquisition Corporations (SPACs)

•	Vote on mergers and acquisitions involving SPAC will be voted on a CASE-BY-CASE using a model developed by RMG which takes in consideration:

•	valuation;

•	market reaction;

•	deal timing;

•	negotiations and process;

•	conflicts of interest;

•	voting agreements; and

•	governance.

6.0	STATE OF INCORPORATION

6.1	Control Share Acquisition Provisions

•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

•	Vote FOR proposals to restore voting rights to the control shares.

6.2	Control Share Cashout Provisions

•	Vote FOR proposals to opt out of control share cashout statutes.

6.3	Disgorgement Provisions

•	Vote FOR proposals to opt out of state disgorgement provisions.

6.4	Fair Price Provisions

•

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5	Freezeout Provisions

•	Vote FOR proposals to opt out of state freezeout provisions.

6.6	Greenmail

•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7	Reincorporation Proposals

•

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8	Stakeholder Provisions

•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9	State Anti-takeover Statutes

•

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0	CAPITAL STRUCTURE

7.1	Adjustments to Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.

7.2	Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by RMG which considers the following factors:

•	specific reasons/rationale for the proposed increase;

•	the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	the board’s governance structure and practices; and

•	risks to shareholders of not approving the request.

•

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3	Dual-Class Stock

•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•	it is intended for financing purposes with minimal or no dilution to current shareholders; and

•	it is not designed to preserve the voting power of an insider or significant shareholder.

7.4	Issue Stock for Use with Rights Plan

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

7.5	Preemptive Rights

•

Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6	Preferred Stock

•

OFI will vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance using a model developed by ISS, taking into account company-specific factors including past board performance and governance structure as well as whether the stock is “blank check” (preferred stock with unspecified voting, conversion, dividend distribution, and other rights) or “declawed” (preferred stock that cannot be used as takeover defense).

7.7	Recapitalization

•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

•	more simplified capital structure;

•	enhanced liquidity;

•	fairness of conversion terms;

•	impact on voting power and dividends;

•	reasons for the reclassification;

•	conflicts of interest; and

•	other alternatives considered.

7.8	Reverse Stock Splits

•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by RMG.

7.9	Share Purchase Programs

•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.10	Stock Distributions: Splits and Dividends

•

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.

7.11	Tracking Stock

•

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.1	Equity-based Compensation Plans

•	Vote compensation proposals on a CASE-BY-CASE basis.

•

OFI analyzes stock option plans, paying particular attention to their dilutive effect. OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote AGAINST equity proposal and compensation committee members if any of the following factors apply:

•	the total cost of the company’s equity plans is unreasonable;

•	the plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•

the CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•

the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	the plan is a vehicle for poor pay practices.

•

For Real Estate Investment Trusts (REITs), common shares issuable upon conversion of outstanding Operating Partnership (OP) units will be included in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

8.2	Director Compensation

•	Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. On occasion,

director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

•	Vote FOR the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	director stock ownership guidelines with a minimum of three times the annual cash retainer;

•	vesting schedule or mandatory holding/deferral period:

•	a minimum vesting of three years for stock options or restricted stock; or

•	deferred stock payable at the end of a three-year deferral period;

•	mix between cash and equity:

•	a balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•	if the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;

•	no retirement/benefits and perquisites provided to non-employee directors; and

•

detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

8.3	Bonus for Retiring Director

•

Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4	Cash Bonus Plan

•

Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5	Stock Plans in Lieu of Cash

•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the RMG recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6	Pre-Arranged Trading Plans (10b5-1 Plans)

•	Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	an executive may not trade in company stock outside the 10b5-1 Plan; and

•	trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

8.7	Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	historic trading patterns;

•	rationale for the repricing;

•	value-for-value exchange;

•	option vesting;

•	term of the option;

•	exercise price; and

•	participation.

Transfer Stock Option (TSO) Programs

Vote FOR if One-time Transfers:

•	executive officers and non-employee directors are excluded from participating;

•	stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models;

•	there is a two-year minimum holding period for sale proceeds.

•	Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.

8.8	Employee Stock Purchase Plans

Qualified Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•	Votes FOR employee stock purchase plans where all of the following apply:

•	purchase price is at least 85% of fair market value;

•	offering period is 27 months or less; and

•	the number of shares allocated to the plan is 10% or less of the outstanding shares.

•	Votes AGAINST employee stock purchase plans where any of the following apply:

•	purchase price is at least 85% of fair market value;

•	offering period is greater than 27 months; and

•	the number of shares allocated to the plan is more than 10% of the outstanding shares.

Non-Qualified Plans

•	Vote FOR nonqualified employee stock purchase plans with all the following features:

•	broad-based participation;

•	limits on employee contribution;

•	company matching contribution up to 25 percent;

•	no discount on the stock price on the date of purchase.

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG.

•

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

•	Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG’s definition of director independence.

8.10	Employee Stock Ownership Plans (ESOPs)

•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).

8.11	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

•	Vote on a CASE-BY-CASE basis.

8.12	Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal

•	Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

•

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

•	Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A);

•	Evaluation of peer group benchmarking used to set target pay or award opportunities; and

•	Balance of performance-based versus non-performance-based pay.

•	Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

•	Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

8.13	401(k) Employee Benefit Plans

•	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.14	Shareholder Proposals Regarding Executive and Director Pay

•

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

•

Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.

•

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.15	Performance-Based Stock Options

•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

•	the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or

•	the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

8.16	Pay-for-Performance

•

Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

•	What aspects of the company’s short-term and long-term incentive programs are performance-driven?

•	Can shareholders assess the correlation between pay and performance based on the company’s disclosure?

•	What type of industry does the company belong to?

•	Which stage of the business cycle does the company belong to?

8.17	Pay-for-Superior-Performance Standard

•

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior-performance standard in the company's executive compensation plan for senior executives.

8.18	Golden Parachutes and Executive Severance Agreements

•

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•	the parachute should be less attractive than an ongoing employment opportunity with the firm;

•	the triggering mechanism should be beyond the control of management;

•	the amount should not exceed three times base salary plus guaranteed benefits; and

•

change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

•	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

•	If presented as a separate voting item, OFI will apply the same policy as above.

•

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management say on pay”), OFI will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

8.19	Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.20	Supplemental Executive Retirement Plans (SERPs)

•

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

•

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

8.21	Claw-back of Payments under Restatements

•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:

•	the coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement;

•	the nature of the proposal where financial restatement is due to fraud;

•	whether or not the company has had material financial problems resulting in chronic restatements; and/or

•	the adoption of a robust and formal bonus/equity recoupment policy.

•	If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.

•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

8.22	Tax Gross-Up Proposals

•

Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.

8.23	Bonus Banking/Bonus Banking “Plus”

•

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned, taking into account the company’s past practices regarding equity and cash compensation, whether the company has a holding period or stock ownership requirements in place, and whether the company has a rigorous claw-back policy in place.

8.24	Golden Coffins/Executive Death Benefits

•

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

8.25	Eliminate Accelerated Vesting of Unvested Equity

•

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

9.0	SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

•	OFI will only vote “FOR” a proposal that would clearly:

•	have a discernable positive impact on short-term or long-term share value; or

•	have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:

•

prudent business practices which support the long-term sustainability of natural resources within the company’s business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company’s business;

•

reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.

In the evaluation of social, political, and environmental proposals, the following factors may be considered:

•	what percentage of sales, assets and earnings will be affected;

•

the degree to which the company’s stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;

•	whether the issues presented should be dealt with through government or company-specific action;

•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	what other companies have done in response to the issue;

•	whether the proposal itself is well framed and reasonable;

•	whether implementation of the proposal would achieve the objectives sought in the proposal;

•	whether the subject of the proposal is best left to the discretion of the board;

•	whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

OPPENHEIMER FUNDS INTERNATIONAL POLICY GUIDELINES

These international voting guidelines shall apply in non-US markets only as a supplement to the general OFI voting guidelines. The general guidelines shall be applied to the greatest extent possible in non-US markets, taking into account best market practice, with the overall goal of maximizing the primary principles of board accountability and independence and protection of shareholder rights. In cases where the international guidelines and the primary guidelines conflict, the international guidelines shall take precedence for non-US market proposals. If the international guidelines do not cover the subject matter of a non-US market proposal, the primary guidelines should be followed.

1.0	OPERATIONAL ITEMS

1.1.7Routine	Items

•

Vote FOR proposals to Open Meeting, Close Meeting, Allow Questions, Elect Chairman of Meeting, Prepare and Approve List of Shareholders, Acknowledge Proper Convening of Meeting, and other routine procedural proposals.

1.1.8	Financial Results/Director and Auditor Reports

•	Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are material concerns about the financials presented or audit procedures used; or

•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

1.1.9	Allocation of Income and Dividends

•	Vote FOR approval of allocation of income and distribution of dividends, unless:

•	the dividend payout ratio has been consistently below 30% without an adequate explanation; or

•	the payout ratio is excessive given the company’s financial position.

1.1.10Stock	(Scrip) Dividend Alternative

•	Vote FOR reasonable stock (scrip) dividend proposals that allow for cash options.

•	Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

1.1.11	Lower Disclosure Threshold for Stock Ownership

•	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless compelling reasons exist to implement a lower threshold.

AUDITORS

1.3	Appointment of Internal Statutory Auditors

•	Vote FOR the appointment and reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;

•	questions exist concerning any of the statutory auditors being appointed; or

•	the auditors have previously served the company is an executive capacity or can otherwise be considered affiliated with the company.

1.4	Remuneration of Auditors

•

Vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company or the scope of the services provided.

1.5	Indemnification of Auditors

•	Vote AGAINST proposals to indemnify auditors.

2.0	THE BOARD OF DIRECTORS

2.14	Discharge of Board and Management

•	Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in questions, including reservations from auditors; or

•	material legal or regulatory action is being taken against the company or the board by shareholders or regulators.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.3	Poison Pills

•

Votes on poison pills or shareholder rights plans, are determined on a CASE-BY-CASE basis. A plan is supportable if its scope is limited to the following two purposes and it conforms to ‘new generation’ rights plan guidelines:

•	to give the board more time to find an alternative value enhancing transaction; and

•	to ensure the equal treatment of shareholders.

•	Vote AGAINST plans that go beyond this purpose by giving discretion to the board to either:

•	determine whether actions by shareholders constitute a change in control;

•	amend material provisions without shareholder approval;

•	interpret other provisions;

•	redeem the plan without a shareholder vote; or

•	prevent a bid from going to shareholders.

•	Vote AGAINST plans that have any of the following characteristics:

•	unacceptable key definitions;

•	flip-over provision;

•	permitted bid period greater than 60 days;

•	maximum triggering threshold set at less than 20% of outstanding shares;

•	does not permit partial bids;

•	bidder must frequently update holdings;

•	requirement for a shareholder meeting to approve a bid; or

•	requirement that the bidder provide evidence of financing.

•	In addition to the above, a plan must include:

•	an exemption for a “permitted lock up agreement”;

•	clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and

•	exclude reference to voting agreements among shareholders.

4.8	Renew Partial Takeover Provision

•	Vote FOR proposals to renew partial takeover provision.

4.9	Depositary Receipts and Priority Shares

•	Vote on a CASE-BY-CASE basis on the introduction of depositary receipts.

•	Vote AGAINST the introduction of priority shares.

4.10	Issuance of Free Warrants

•	Vote AGAINST the issuance of free warrants.

4.11	Defensive Use of Share Issuances

•	Vote AGAINST management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.16	Mandatory Takeover Bid Waivers

•	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

5.17	Related-Party Transactions

•

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the parties, assets, and pricing of the transactions.

5.18	Expansion of Business Activities

•

Vote favorable expansion of business lines WITH MANAGEMENT unless the proposed new business takes the company into endeavors that are not justified from a shareholder risk/reward perspective. If the risk/reward is unclear, vote on a CASE-BY-CASE basis.

7.0	CAPITAL STRUCTURE

7.12	Pledge of Assets for Debt

•

OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.13	Increase in Authorized Capital

•

Vote FOR nonspecific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet OFI guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

•	Vote AGAINST proposals to adopt unlimited capital authorization.

7.14	Share Issuance Requests

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

•	Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.

•	Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

7.15	Reduction of Capital

•	Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Examples of routine capital reduction proposals found overseas include:

•

reduction in the stated capital of the company’s common shares to effect a reduction in a company’s deficit and create a contributed surplus. If net assets are in danger of falling below the aggregate of a company’s liabilities and stated capital, some corporate law statutes prohibit the company from paying dividends on its shares.

•

Reduction in connection with a previous buyback authorization, as typically seen in Scandinavia, Japan, Spain, and some Latin American markets. In most instances, the amount of equity that may be cancelled is usually limited to 10% by national law.

•	Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis, considering individual merits of each request.

7.16	Convertible Debt Issuance Requests

•

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the above guidelines on equity issuance requests.

7.17	Debt Issuance Requests (Non-convertible)

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100% is considered acceptable.

•	Vote FOR debt issuances for companies when the gearing level is between zero and 100%.

•

Proposals involving the issuance of debt that result in the gearing level being greater than 100% are considered on a CASE-BY-CASE basis. Any proposed debt issuance is compared to industry and market standards.

7.18	Reissuance of Shares Repurchased

•	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the recent past.

7.19	Capitalization of Reserves for Bonus Issues/Increase in Par Value

•	Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

7.20	Control and Profit Agreements/Affiliation Agreements with Subsidiaries

•	Vote FOR management proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.21	Director Remuneration

•	Vote FOR proposals to award cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry.

•	Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

•	Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

•	Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

8.22	Retirement Bonuses for Directors and Statutory Auditors

•

Vote AGAINST the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company or where one or more of the individuals to whom the grants are being proposed has not served in their current role with the company for the last five consecutive years.

•	Vote AGAINST the payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity security or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance Department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies is available upon request.

PALISADE CAPITAL MANAGEMENT, L.L.C.

PROXY VOTING POLICY

Palisade generally has no obligation or authority to vote any client’s proxy, or render any advice with respect to the voting of proxies, or make elections solicited by or with respect to issuers of securities held by any client. Accordingly, clients will receive their proxies or other solicitations directly from their custodian. Clients are asked not to contact Palisade with questions regarding a particular solicitation.

Notwithstanding the forgoing, Palisade will vote client proxies if a client specifically requests Palisade do so and Palisade agrees to such agreement in writing. With respect to ERISA accounts, Palisade will vote proxies unless the plan documents or the client’s Investment Management Agreement with Palisade reserve the plan sponsor’s right to vote proxies. Clients may delegate such authority and responsibility to a properly authorized agent. If Clients delegate such authority to us, this delegation generally is contained in our Investment Management Agreement with the client or in a separate written instruction. To direct us to vote a proxy in a particular manner, clients should (i) contact us by mail at: Palisade Capital Management, L.L.C., One Bridge Plaza North, Suite 695, Fort Lee, New Jersey 07024-7102, (ii) call your client service representative at (201) 585-7733, or (iii) send an email to credmond@palcap.com. If we agree in writing to be responsible for voting your proxies or making elections with respect to issuers of securities held in your account(s), we will vote proxies in accordance with clients’ economic interests and in accordance with our established policies and procedures. Palisade has contracted with a third party proxy voting agent to assist with carrying out our policy.

Palisade will retain all proxy voting books and records for the required period of time, including a copy of each proxy statement, a record of each vote, a copy of any document created by us that was used while deciding how to vote, and a copy of each written client request for information on how we voted. Clients may request information on how proxies for its shares were voted by sending a written request to the address noted above.

For accounts where we do not vote proxies, Palisade may provide investment advisory services relative to client investment assets but clients maintain exclusive responsibility for: (i) directing the manner in which proxies solicited by issuers of securities beneficially owned by the client as of the record date shall be voted, and (ii) making all elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other type events pertaining to the client’s investment assets. Clients are responsible for instructing each custodian of the assets to forward to the client copies of all proxies and shareholder communications relating to the client’s investment assets.

We will neither advise nor act on behalf of a client in legal proceedings involving companies whose securities are held in such client’s account(s), including, but not limited to, the filing of “Proofs of Claim” in class action settlements. If desired, clients may direct us to transmit copies of class action notices to the client or a third party. Upon such direction, we will make commercially reasonable efforts to forward such notices in a timely manner.

If Palisade exercises voting authority on behalf of a Palisade client and maintains investment supervision of such client’s securities, then the following Proxy Voting Procedures (the “Procedures”) will apply to those client securities:

Proxy Voting Procedures

Palisade is not responsible for proxy voting if a client’s securities are out on loan as of the record date and as a result do not generate a proxy. A client may have a separate agreement with its custodian to engage in securities lending on the client’s behalf (as Palisade itself does not loan client securities). Because Palisade has no knowledge when securities are loaned by a third party custodian, these loaned securities are not subject to the Procedures.

The proxy voting agent provides research to Palisade on each proxy issue, along with a proxy voting recommendation. The recommendations are determined in accordance with the agent’s guidelines, which Palisade has adopted as its general proxy voting policy (the “Guidelines”). You may obtain a copy of the Guidelines by submitting a request to Palisade, as described above.

Palisade has a “Mandatory Sign-Off” procedure which requires Palisade to review each proxy issue prior to voting. However, if Palisade does not send its vote preference to the proxy voting agent before the voting deadline, the agent will vote Palisade client proxies in accordance with its recommendation. Palisade’s Compliance Department is responsible for monitoring receipt of research and recommendations from the proxy voting agent, obtaining voting decisions from the appropriate Palisade investment professionals responsible for voting, and for ensuring that client proxies are voted and submitted to the agent in a timely manner.

For each proxy to be voted by Palisade, the applicable research and recommendation from Palisade’s proxy voting agent are forwarded to either Dennison T. Veru, Chief Investment Officer — Institutional, or Jack Feiler, Chief Investment Officer — Private Wealth Management. Mr. Veru or Mr. Feiler will then make an independent decision whether or not to vote client proxies in accordance with the proxy voting agent’s recommendation, giving substantial weight to the recommendation of management on all issues. In all cases, Mr. Veru or Mr. Feiler will give overriding consideration to each client’s stated guidelines or restrictions, if any.

If Mr. Veru or Mr. Feiler believe that a client’s best interests would be served by voting a proxy contrary to the agent’s recommendation, such Chief Investment Officer will forward the proxy in question to the Portfolio Manager (“PM”) for the client’s account or analyst covering the security, who will review the issue. If the PM or analyst also desire to vote the proxy contrary to the agent’s recommendation, such PM or analyst will provide a brief memorandum to Palisade’s Conflicts of Interest Committee explaining their reasons for their desired vote. The Conflicts of Interest Committee will evaluate whether any material conflicts of interest (as discussed below) have influenced the PM or analyst’s proxy voting decision and may approve an “override” of the proxy voting agent’s recommendation if the Committee is comfortable that no such material conflict exists.

Conflicts of Interest

A conflict of interest exists when Palisade has knowledge of a situation where the Firm or its principals, employees, or affiliates would enjoy a special or increased benefit from casting a client proxy vote in a particular way. A conflict of interest may occur in the following cases; however this list is not all-inclusive:

•	The issuer of securities that Palisade holds in client accounts (and for which Palisade is required to vote client proxies) is a Palisade client.

•	Palisade is soliciting new business from an issuer of securities that Palisade holds in client accounts (and for which Palisade is required to vote client proxies).

•

A Palisade employee (or an employee of a Palisade affiliate) serves as a director of an issuer of securities that Palisade holds in client accounts (and for which Palisade is required to vote client proxies).

•	A Private Equity Fund managed by Palisade owns equity or debt of an issuer of securities that Palisade holds in client accounts (and for which Palisade is required to vote client proxies).

When a material conflict of interest occurs, the proxy voting agent will be solely responsible for voting the affected client proxy based on its Guidelines or specific client restrictions, and Palisade will not be permitted to “override” the recommendation (as described above). When a non-material conflict occurs, Palisade’s Conflicts of Interest Committee will be permitted to “override” the recommendation (as described above). As used above, a conflict of interest is presumed to be “material” if it involves 1% or more of Palisade’s annual revenue. The definition of “material” is subject to change at Palisade’s discretion.

Palisade will document all conflicts of interest, whether or not material, and keep the documentation with the client’s proxy records. Such documentation will be compiled by the Conflicts of Interest Committee and be attached to the proxy voting agent’s certification and voting statement. All documentation in connection with a Palisade conflict of interest will be sent to the client for whom there was a conflict.

Palisade maintains a list of securities and issuers (known as the “Restricted List”) that cannot be traded in client or employee personal accounts. The Restricted List minimizes the possibility of the occurrence of a material conflict of interest by prohibiting the trading of securities of issuers where Palisade possesses non-public information, or where Palisade deems it necessary or prudent for other compliance, business, or regulatory objectives. Palisade updates its Restricted List promptly as needed.

RBC Global Asset Management (U.S.) Inc.

Policies and Procedures with Respect to the Voting of Proxies

General

These policies and procedures describe the manner in which RBC Global Asset Management (U.S.) Inc. (“Adviser”) discharges its obligations to clients with respect to the voting of clients’ proxies.

These policies and procedures have been designed to ensure that the Adviser:

(a)	is acting with the appropriate level of care, skill, prudence and diligence; and

(b)	votes the proxies of its clients solely in their long-term best interests or, in the case of ERISA plans and public pension plans, in the long-term interests of their participants and beneficiaries and for the exclusive purpose of providing benefits to them.

Responsibility to Vote Proxies

RBC Funds

Although the Adviser acts as investment adviser to the RBC Funds (the “Funds”), it has not been granted discretion with respect to the voting of proxies on behalf of the Funds.

The RBC Funds Trust has adopted separate proxy voting policies, subject to oversight by the Funds’ Board of Trustees. Accordingly, the Adviser does not vote proxies on behalf of the Funds, nor does it oversee voting of the Funds.

Institutional Accounts

General

In instances where the Adviser has been granted full discretion over the client’s assets, the Adviser votes proxies on behalf of the client unless the client has specifically instructed the Adviser not to do so, has reserved voting authority for itself or has delegated voting authority to a third-party.

ERISA Accounts

The Adviser recognizes that, as an investment manager appointed to manage the accounts of ERISA plans, the United States Department of Labor takes the position that the Adviser has an obligation to vote proxies where (a) the client has specifically directed it to do so or (b) the client has not specifically directed it to do so, but also has not specifically precluded it from doing so.

Accordingly, ERISA accounts that wish to retain responsibility for proxy voting or to assign that responsibility to a different investment manager or proxy voting service must either indicate in their investment management agreement or investment policy statement that the Adviser is not responsible for voting proxies or otherwise indicate in writing to the Adviser that it is precluded from voting proxies.

Engagement of Proxy Research and Voting Services

Taft-Hartley Advisory Service

The Adviser has engaged Taft-Hartley Advisory Service of ISS, an MCSI brand (“T-HAS”) as its primary proxy research and voting service. T-HAS’ analysis of proxy issues and the matters it takes into consideration in making voting recommendations are consistent with the Adviser’s belief that proxies should be voted in shareholders’ long-term interests. The Adviser has instructed T-HAS to execute all proxies in accordance with its recommendation unless instructed otherwise by the Adviser.

The Adviser has satisfied itself that T-HAS has implemented adequate policies and procedures, including information barriers, to ensure that its staff involved in the preparation of proxy research and recommendations are independent of the clients for whom its sister division, ISS Corporate Services, Inc. (ICS), a subsidiary of MSCI, provides corporate governance advice and services to corporate issuers. Because of these measures, ISS can make recommendations for voting proxies in an impartial manner and in the best interests of the Adviser’s clients.

The engagement of T-HAS is not intended to be a delegation of the Adviser’s proxy voting responsibilities and does not relieve the Adviser of its fiduciary obligations to clients with respect to the voting of proxies. Accordingly, the Adviser retains the right to vote clients’ proxies in a manner that is different from what T-HAS recommends, where the Adviser believes that to do so would be in the client’s best interests and is not contrary to the terms of the investment management agreement.

Other Proxy Voting Services

For its global resources strategy, Adviser engages a customized proxy research and voting service through ISS.

Proxy Committee

The Adviser’s Proxy Committee (the “Committee”) includes the Director of Equities-U.S, appointed Committee Chairperson, the Chief Compliance Officer, the head of each equity team, the Proxy Administrator and Alternate Proxy Administrator and such other Adviser staff involved in the proxy voting process, as the other members of the Committee deem necessary or desirable. A Committee Chairperson will be appointed to ensure that the Committee meets on an as needed basis and to provide oversight and supervision of the proxy voting process. The Committee shall meet at least annually and minutes of the meetings shall be recorded.

The Proxy Committee is responsible for establishing, monitoring, and reviewing the Adviser’s policies and guidelines with respect proxy voting, but does not generally consider the manner in which specific proxies are or have been voted. The Proxy Committee shall consider the Adviser’s fiduciary responsibility to all clients when addressing proxy issues.

Oversight of Proxy Research and Voting Services

The Proxy Committee will review the proxy voting policies and guidelines of ISS at least annually in order to satisfy itself that those guidelines and policies continue to reflect what the Adviser believes to be in the best interests of its clients and are consistent with the Adviser’s proxy voting guidelines. The Proxy Committee will also conduct an annual review of ISS’s specific voting recommendations for the previous year in order to satisfy itself that the recommendations are consistent with ISS’s written policies and guidelines.

The Chairperson, Proxy Administrator and the Chief Compliance Officer (or any other members of the Committee) will conduct an annual review of ISS’s policies regarding the management of ISS conflicts of interest, which may include a meeting or telephone interview with appropriate staff of ISS. The results of this review will be recorded and presented to the other members of the Committee.

Although the Adviser will normally accept ISS’s recommendations and vote clients’ proxies without any additional review or analysis, the Proxy Committee may, from time to time, direct that ISS’s recommendations with respect to particular types of proxy issues be reviewed on a case-by-case basis (a “Reviewable Issue”) by one or more of its members prior to submitting the Adviser’s voting instructions. The results of any such review will be recorded and presented to the Committee.

No Oversight of other Proxy Voting Services

The Adviser does not conduct reviews of the proxy voting policies and guidelines of any other proxy voting service.

Disclosure

The Adviser’s Part 2A of its Form ADV summarizes these proxy voting policies and procedures and provides contact information for obtaining copies of them.

Upon request, the Adviser will disclose to its clients how their proxies have been voted. All requests for information will be documented indicating the name of the requestor, the date of the request and the date the information was sent.

The Adviser provides each ERISA client for which it votes proxies a summary of the client’s proxy votes at least annually.

Procedural Issues

T-HAS

Setting an Account up for Voting

Upon entering into an agreement with a new client, the Adviser will determine whether proxy-voting services are requested by the client. The information is then recorded and a letter of instruction sent to the custodian to alert them of the address to send any paper ballots received on the client’s behalf. A copy of the same letter is then sent to T-HAS (or the proxy service selected by the client) for set-up on their systems.

Receipt of Meeting Notices

The Adviser relies on T-HAS’s voting agent services to notify it of upcoming shareholder meetings of companies whose shares are held in the Adviser client accounts. The Adviser uses this service for all client accounts, regardless of whether the account’s securities are voted in reliance on T-HAS

T-HAS’s voting agent service tracks and reconciles the Adviser client holdings against incoming proxy ballots. If ballots do not arrive on time, T-HAS will obtain them from the appropriate custodian or proxy distribution agent.

T-HAS maintains a web-based application, through which it updates meeting and record date information daily. T-HAS also maintains copies of all proxy statements.

Vote Execution

The Proxy Committee will identify an employee of the Adviser to act as Proxy Administrator. The Proxy Committee will also identify an employee of the Adviser to act as the alternate Proxy Administrator.

The Proxy Administrator is responsible for ensuring that the Adviser receives and submits proxy ballots on behalf of all clients by reviewing periodic reports provided by T-HAS.

If a Reviewable Issue has been identified by the portfolio manager, the Proxy Administrator will obtain a copy of T-HAS’s detailed research and provide it to the portfolio manager for their consideration, together with an indication of the date and time by which they must reply to the Proxy Administrator if they wish to vote differently than recommended by T-HAS. Should the relevant portfolio manager wish to vote differently than recommended by T-HAS, such difference should be noted and a request for a change to the expected vote sent to the Proxy Administrator. The Proxy Administrator should then inform the rest of the Committee of the request by e-mail. No meeting of the committee shall normally be necessary. Should any member of the committee object to the request, such objection should be made to the Chairperson who will determine whether a meeting is necessary. If the portfolio manager does not provide the Proxy Administrator with alternative voting instructions by the date indicated, the Proxy Administrator will submit voting instructions consistent with T-HAS’s recommendations.

Recordkeeping

The Proxy Administrator, in concert with T-HAS will ensure that all voting records, research analysis, client requests and other information shall be maintained in accordance with applicable books and records rules and regulations and in a manner that enables the Adviser to satisfy client requests for information under Rule 206(4)-6 under the Investment Advisers Act and under applicable ERISA provisions.

Customized Procedures for Global Resources

For its global resources strategy, Adviser engages a customized proxy research and voting service through ISS. Refer to Appendix A for specific procedures regarding proxy voting guidelines with respect to the Global Resources strategy.
Appendix A; RBC Global Asset Management Inc. Proxy Voting Guidelines

Business Owner

Proxy Administrator

Proxy Chairperson

Annual Review

At least annually, these policies and procedures will be reviewed for accuracy, and updated as needed.

Approval Date

Approved by the Operating Committee on July 1, 2005

Approved by the Operating Committee on December 16, 2009

Approved by the Proxy Committee on August 5, 2011

Amended and approved by the Proxy Committee on March 30, 2012

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APPENDIX A

RBC Global Asset Management Proxy Voting Guidelines — Summary

Updated January 16th, 2012

Proxy Voting Policy

As a portfolio manager, RBC Global Asset Management Inc. has an obligation to act in the best interests of the accounts that it manages, including segregated client accounts and investment funds. This responsibility includes exercising the voting rights attached to securities in the portfolio of each account. It is our policy to exercise the voting rights of the accounts we manage in the best interests of the portfolio and with a view to enhancing the long-term value of the securities held.

Enhancing Governance

We are satisfied that investments in issuers that have more transparent disclosure and more effective governance generally yield better value. We believe that we can help to protect and enhance the long-term value of our clients’ investments through our support of organizations that work to promote good governance, through direct or indirect engagement with issuers, and by communicating with an issuer’s management through the exercise of voting rights.

Proxy Voting Issues

Issuers’ proxies most frequently contain management proposals to elect directors, to appoint auditors, to adopt or amend compensation plans, and to amend the capitalization of the issuer. A securityholder’s ability to clearly communicate with management of an issuer using these few tools is limited. We encourage issuers and their boards of directors to consider and adopt recognized best practices in governance and disclosure.

A decision to invest in an issuer is based in part on the quality of an issuer’s disclosure, the performance of its management and the corporate governance of the issuer. Since a decision to invest is generally an endorsement of management of the issuer, we will usually vote with management on routine matters. When considering the election of directors, we will consider the board’s past course of action and any plans to improve governance and disclosure. We will be particularly concerned about any management proposal having financial implications for the issuer or the potential to adversely impact investment value.

Proxies may also contain shareholder proposals requesting some change by management. Where those proposals align with our views and have not been adequately addressed by management, we will support them.

In order to discharge our obligations under this policy, we access and utilize research on management performance and corporate governance issues drawn from portfolio manager and analyst due diligence, we consider the detailed analysis and voting recommendations provided by leading independent research firms, and we participate as a member in organizations such as the Canadian Coalition for Good Governance.

Proxy Voting Guidelines

RBC Global Asset Management Inc. has retained Institutional Shareholder Services Inc. (“ISS”), a subsidiary of MSCI Inc. and a leading, independent firm with expertise in global proxy voting and corporate governance issues, to augment our internal processes. With the assistance of ISS, we have established our Proxy Voting Guidelines and the procedures to exercise voting rights in accordance with them. Our Guidelines reflect the principles of corporate governance that we support. We review and update our Guidelines on an ongoing basis as matters of corporate governance evolve.

Our Proxy Voting Guidelines are published for the information of our clients and to assist issuers in understanding the message we have sent or intend to send through the exercise of proxy voting rights.

While we will generally vote proxies in accordance with the Proxy Voting Guidelines, there may be circumstances where we believe it is in the best interests of a client for us to vote differently than the manner contemplated by the Guidelines, or to withhold a vote or abstain from voting.

In the event of a perceived or actual conflict of interest involving the exercise of proxy voting rights, we follow procedures to ensure that a proxy is exercised in accordance with our policy, uninfluenced by considerations other than the best interests of the client.

This document contains a summary of our Proxy Voting Guidelines.

Board of Directors

The board of directors of an issuer must act in the best interests of the issuer. The board will engage the services of a management team to ensure the corporation’s long-term success. The board’s key functions are to approve direction of corporate strategy, supervise risk management, and evaluate the performance of the company and of management. Overall, the board is responsible for determining, implementing, and maintaining a culture of integrity and ethical behaviour.

In order to be effective in representing the interests of securityholders, the board should reflect the circumstances outlined below. If these characteristics exist, then we will generally vote in favour of the election of directors proposed by management. We will also support shareholder proposals seeking these characteristics.

•	The board should be composed of at least a two-thirds majority of independent directors.

•	Employee participation on the board should be limited to the CEO.

•	The chair of the board should be an independent director. If a non-independent director does serve as chair, an independent lead director should be appointed.

•	The roles of chair and CEO should not be performed by the same person.

•	The key committees of the board (audit, compensation, nominating and corporate governance) should be composed of independent directors only.

•	Directors should attend at least 75% of board and committee meetings.

•	Directors should limit their other board commitments to no more than six boards, and in the case of a current CEO no more than two.

•	Directors should be subject to shareholder approval, annually, and individually rather than as a slate.

Auditors

The audit plays a vital role in the corporate governance process. Not only does it verify the financial performance of a company, it identifies deficiencies in the internal control mechanisms. The audit process should involve the establishment of an independent audit committee of the board and the appointment of an independent auditor by that committee. The audit process should have the characteristics set out below. If these characteristics exist, then we will generally vote in favour of the election of director candidates proposed by management and candidates who previously sat on the audit committee. We will also support shareholder proposals seeking these characteristics.

•	The auditor should report directly to the audit committee, and not to management.

•	The auditor should not place unreasonable limits or caps on their liability as it relates to the performance of the audit.

•	Two-thirds or more of the total fees paid to the auditor should be for audit or audit related services.

Management and Director Compensation

We believe that any compensation plan should attempt to align the long-term interests of shareholders with the interests of management and directors. The compensation plan should also be sufficiently generous to attract and retain the people and skill sets required to ensure the long-term success of the company. The compensation plan should be developed and maintained by the compensation committee. We will generally support the following principles:

•	Option plans should have a term of no more than five years, total potential dilution of less than 10%, and a burn rate of less than 1% annually.

•	Aggregate dilution from all stock-based compensation plans should not exceed 10%.

•	We feel it is not appropriate for directors to participate in the stock option plan, and would prefer directors own stock outright in the company.

•	Executive compensation should be reasonable in amount and performance-based, and should clearly align the interests of executives with the long-term interests of shareholders.

•	The compensation report should be clear, concise, and fully disclose all methods of compensation and performance measures.

•	Shareholders should be given the opportunity to approve executive compensation practices through a non-binding say-on-pay proposal on the annual ballot.

•	It is strongly recommended that equity compensation plans be proposed individually for shareholder approval and not bundled.

•	Shareholders should be given the opportunity to approve golden parachute arrangements. We will generally vote against golden parachute arrangements that use a single trigger.

•

Loans to senior management should be avoided, however if they are made they should be reasonable in amount, charged a market rate of interest, secured against shares in the company or some other real asset, and are unforgivable.

Shareholder Rights

Shareholder rights include rights to influence management of the issuer through voting, to receive information from the issuer, to sell or transfer shares, to receive a share of the income of the issuer and to share in the net proceeds on the sale or winding-up of the issuer. These rights, like any other asset, should be protected and maintained. We will generally support the following principles:

•

Any takeover protection measures should be subject to shareholder approval at least every three years, allow competing bids to be considered, protect the rights of all shareholders, and ensure that the board responds to an offer within a reasonable time but no longer than 60 days.

•	The use of a majority vote standard for the election of directors is strongly recommended.

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Dual-class structures that have unequal voting rights should be avoided and eliminated where possible. An existing dual-class structure should have a sunset provision requiring termination of the structure at a certain date or in certain circumstances.

•	The board should demonstrate a need for any increase in authorised shares. Unlimited authorised shares are not appropriate.

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The board should ensure that the results of proxy voting are reported in a timely manner, detailing the number of votes for and against or withheld from each proposal. Voting by a show of hands is not an acceptable practice.

•	The quorum for shareholder meetings should be no less than five shareholders representing 25% of outstanding shares.

•	When a shareholder proposal receives the support of a majority of shareholders, the board has an obligation to implement the proposal or to provide a valid reason why no action has been taken.

•	We will generally support shareholder proposals relating to environmental and social issues that request enhanced disclosure on an issue that represents a real risk to the company.

[Logo]

SSgA FUNDS MANAGEMENT, INC.

PROXY VOTING POLICY

March 2012

Introduction

SSgA Funds Management, Inc. (“SSgA FM”) is a registered investment adviser and a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSgA FM has discretionary proxy voting authority over most of its client accounts, and SSgA FM votes these proxies in the manner that we believe will most likely protect and promote the long term economic value of client investments and as set forth in the SSgA FM Proxy Voting Guidelines (the “Proxy Voting Guidelines”).

Proxy Voting Procedure

Oversight

The SSgA FM Corporate Governance Team is responsible for implementing the Proxy Voting Guidelines, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues impacting shareholder value. The implementation of the Proxy Voting Guidelines is overseen by the SSgA FM Global Proxy Review Committee (“SSgA FM PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in more detail below. The SSgA FM PRC reports to the SSgA Investment Committee, and may refer certain significant proxy items to that committee. In addition to voting proxies, SSgA:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)	matches proxies received with holdings as of record date;

5)	generally applies its proxy voting policy consistently and keeps records of votes for each client;

6)	documents the reason(s) for voting for all non-routine items; and

7)	keeps records of such proxy voting available for inspection by the client or governmental agencies.

Oversight of the proxy voting process is ultimately the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the Proxy Voting Guidelines.

Proxy Voting Process

SSgA FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance, to support our proxy voting process. SSgA FM utilizes ISS’s services in three ways: (1) as SSgA FM’s proxy voting agent (providing SSgA FM with vote execution and administration services); (2) applying SSgA FM’s Proxy Voting Guidelines; and (3) provides research and analysis relating to general corporate governance issues and specific proxy items.

On most routine proxy voting items (e.g., retention of auditors), ISS will effect the proxy votes in accordance with the Proxy Voting Guidelines and our standing instructions, which the SSgA FM Corporate Governance Team reviews with ISS on an annual basis or on a case-by-case basis as required. The guidance permits ISS to apply the Proxy Voting Guidelines without consulting us on each proxy and in a manner that is consistent with our investment view. On matters not directly covered by the Proxy Voting Guidelines, and we conclude there is no likelihood of impacting shareholder value, ISS may effect proxy votes in accordance with its own recommendations.

In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote consistent with SSgA FM’s investment views and to maximize the value of our client accounts. In general, the Corporate Governance Team will engage in this additional review for:

(i)	proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); and

(ii)	proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

In some instances, the SSgA FM Corporate Governance Team may refer significant issues which are not addressed by our Proxy Voting Guidelines or guidance to ISS to the SSgA FM PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSgA FM PRC, the SSgA FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of SSgA FM or its affiliates (as explained in greater detail below under “Conflict of Interest”). If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interest of our clients (i.e., to maximize the economic value of our clients’ securities).

Conflict of Interest

From time to time, SSgA FM will review a proxy which may present a potential conflict of interest. In general, we do not believe matters that fall within our Proxy Voting Guidelines and are voted consistently with the Proxy Voting Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity; however, where matters do not fall within our Proxy Voting Guidelines or where we believe that voting in accordance with the Proxy Voting Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. Although various relationships could be deemed to give rise to a conflict of interest, SSgA has determined that two categories of relationships present a serious concern to warrant an alternative process: (1) clients of SSgA FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and (2) the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

In circumstances where either (i) the matter does not fall clearly within the Proxy Voting Guidelines or (ii) SSgA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Director of SSgA FM’s Corporate Governance Team will determine whether a Material Relationship exists. If so the matter is referred to the SSgA FM PRC. The SSgA FM PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSgA FM PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSgA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

Engagement

SSgA FM conducts issuer engagement activity to support SSgA FM’s voting principles. SSgA FM believes engagement with portfolio companies is often the most active and productive way shareholders can exercise their ownership rights, with the goal of increasing shareholder value. SSgA FM regularly engages with companies to discuss corporate governance issues and to provide insight about the principles and practices that drive our voting decisions. In our discussions, we highlight the attributes and practices that we believe enhance the quality of corporate governance at companies. Some engagement topics include takeover defenses, merger transactions, proxy contests, board elections, sustainability issues, executive compensation, equity compensation plans and other topical issues of interest to our clients as shareholders. Through our discussions, we seek to strengthen the quality of corporate governance with boards and management, which helps protect shareholder value.

The SSgA FM Governance Team is dedicated to providing governance research, analysis, issuer engagement and voting services. The SSgA FM Governance Team has no fixed set of priorities that dictate engagement practices. Instead, we view engagement practices as being dependent upon facts and circumstances, while giving consideration to the size of our total position of the issuer and/or the potential negative governance practices, performance profile, and circumstance at hand.

Nature and Form of Engagement

SSgA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSgA FM defines engagement methods:

Reactive

Reactive engagement is initiated by the issuers and typically represents a majority of SSgA FM’s engagement activity. SSgA FM routinely discusses specific voting issues and items with the issuer community. These are viewed as an opportunity to address not only voting items, but also a wide range of governance items that impact shareholder value.

Recurring

Recurring engagement takes advantage of SSgA FM’s strong relationships with many of its largest holdings. SSgA FM maintains regular face-to-face meetings with these issuers, allowing SSgA FM to reinforce key tenets of good corporate governance and actively advise these issuers around concerns that SSgA FM feels may impact long-term shareholder value.

Dynamic

Using screening tools designed to capture a mix of SSgA FM’s largest exposures to issuers demonstrating severe negative governance profiles, SSgA FM will actively seek direct dialogue with the board and management. In these cases, the dynamic engagement process represents the most meaningful chance for SSgA FM to protect long-term shareholder value from excessive risk due to governance related risks.

SSgA FM believes active engagement is best conducted individually and directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, such as shareholder conference calls, can serve as a potential forum for issues that are not identified by SSgA FM as requiring active engagement.

When Does SSgA FM Engage Issuers?

SSgA FM uses various methods to monitor its investments to determine which issuers require dynamic engagement. A blend of quantitative and qualitative research and data is used to identify potential engagement opportunities. SSgA FM sources internal and external research and screening tools to support the engagement process.

Voting and Engagement

SSgA FM believes engagement and voting activity have a direct relationship. Issuer engagement seeks to address significant shareholder concerns and governance issues. Logically, successful issuer engagement should reduce the need to vote against management. The integration and exercise of both these rights leads to a meaningful shareholder tool that seeks to achieve enhanced shareholder value on behalf of SSgA FM clients.

Developed and Non-Developed Markets

SSgA FM engagement philosophy applies across all global markets. We have found the opportunity and effectiveness of engagement activity directly correlates to the level of ownership and voting rights provided by local market laws. From market to market, engagement activity may take different forms in order to best achieve long term engagement goals.

Engagement in developed markets is a mature process for SSgA FM. In some cases, engagement activity is institutionalized into local best practices, such as the UK Stewardship Code overseen by Financial Reporting Commission (FRC). In the UK, disclosure standards are high, allowing shareholders simple access to the key components of governance, such as board and by-law structure, remuneration policies and practices, sustainability data and reporting, among others. Further, shareholder rights are relatively high allowing for SSgA FM to engage on a variety of issues.

In many non-OECD markets we often supplement direct company engagement with participation in shareholder advocacy groups that seek change at a market level. This type of “top-down” approach should have a positive long-term impact by addressing shortcomings in local market laws on disclosure and shareholder rights.

Summary of Proxy Voting Guidelines

Directors and Boards

The election of directors is one of the most important fiduciary duties SSgA FM performs as a shareholder. SSgA FM believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSgA FM seeks to vote director elections, in a way, which we as a fiduciary, believe will maximize the monetary value of each portfolio’s holdings.

The role of the board, in SSgA FM’s view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders. A strong and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan, and performs risk oversight and performance assessment of the CEO and management. In contrast, management implements the business strategy and runs the company’s day-to-day operations. As part of SSgA FM’s engagement process, SSgA FM routinely discusses the importance of the board with issuers.

SSgA FM believes the quality of a board is a measure of director independence and company governance practices. In voting to elect nominees, SSgA FM considers many factors. SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests.

Accounting and Audit Related Issues

SSgA FM believes audit committees are critical and necessary as part of the board’s risk oversight role. We expect auditors to provide assurance as of a company’s financial condition. Having trust in the accuracy of financial statements is important for shareholders to make decisions. Subsequently, SSgA FM believes that it is imperative for audit committees to select outside auditors who are independent from management.

SSgA FM believes the audit committee is responsible for appointing, compensating, retaining and overseeing the issuer’s outside audit firm. In addition, SSgA FM believes the audit committee should approve audit and non-audit services performed by outside audit firms.

Capital Structure, Reorganization and Mergers

Though SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for oversight and input into management decisions that may affect a company’s value. Altering the capital structure of a company is a critical decision for management, and in making such a critical decision, SSgA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

The organizational structure of a company or proposed modifications to a company, may improve the effectiveness of a company’s operations, thereby enhancing shareholder value. M&A issues may result in a substantial economic impact to a corporation. SSgA FM evaluates mergers and acquisitions on a case-by-case basis. SSgA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSgA FM uses its discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer or reducing the likelihood of a successful offer. SSgA FM does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholder’s right to vote on reasonable offers.

Compensation

SSgA FM considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term.

General/Routine

Although SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for conscientious oversight and input into management decisions that may affect a company’s value. SSgA FM supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Environmental and Social Issues

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which SSgA FM philosophically agrees, but absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

International Statement

SSgA FM reviews proxies of non-US issuers consistent with our Principles and Proxy Voting Guidelines; however, SSgA FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes as corporate governance standards, disclosure requirements and voting mechanics differ from market to market. SSgA will vote issues in the context of our Proxy Voting Guidelines, as well as local market standards, where appropriate.

SSgA FM votes in all markets where it is feasible; however, SSgA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, or where issuer-specific special documentation is required or various market or issuer certifications are required. SSgA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

SSgA FM Proxy Voting Guidelines

State Street Global Advisors Funds Management (“SSgA FM”) seeks to vote proxies for which it has discretionary authority in the best interests SSgA FM clients. This means that SSgA FM will make voting decisions in the manner SSgA believes will most likely protect and promote the long term economic value of client accounts. Absent unusual circumstances or specific client instructions, SSgA FM votes proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. SSgA FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. fund shareholders).

I.	DIRECTOR RELATED ITEMS

Director related proposals concern issues submitted to shareholders that deal with the composition of the board or impact the members of a corporation’s board of directors. In deciding which director nominee to support, SSgA FM considers numerous factors.

Director Elections

SSgA’s director election policy focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSgA considers when evaluating governance practices include, but are not limited to the following:

•	Shareholder rights

•	Board independence

•	Board structure

If a company demonstrates appropriate governance practices, SSgA believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, SSgA will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, SSgA believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

•	Is the nominee an employee of or related to an employee of the issuer or its auditor,

•	Does the nominee provides professional services to the issuer,

•	Has the nominee attended an appropriate number of board meetings, or

•	Has the nominee received non-board related compensation from the issuer.

Where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSgA will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSgA may withhold votes based on the following:

•	CEOs of public companies who sit on more than three public company boards.

•	Nominees who sit on more than six public company boards.

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SSgA may withhold votes from all director nominees at companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s).

•	SSgA may withhold votes from compensation committee members where there is a weak relationship between executive pay and performance over a five-year period.

•	SSgA will withhold votes from audit committee members if non-audit fees exceed 50% of total fees paid to the auditors.

•	SSgA will withhold votes from directors who appear to have been remiss in their duties.

Director Related Proposals

SSgA FM generally votes for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern.

•	Proposals to restore shareholders’ ability to remove directors with or without cause.

•	Proposals that permit shareholders to elect directors to fill board vacancies.

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSgA FM generally votes against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected.

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy.

•	Shareholder proposals requiring two candidates per board seat.

Majority Voting

SSgA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSgA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

Annual Elections

SSgA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

Cumulative Voting

SSgA FM does not support cumulative voting structures for the election of directors.

Separation Chair/CEO

SSgA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, a company’s performance and the overall governance structure of the company.

Proxy Access

SSgA will consider proposals relating to Proxy Access on a case-by-case basis:

SSgA will evaluate the company’s specific circumstances, the impact of the proposal on the target company and its potential effect on shareholder value.

Considerations include but are not limited to the following:

•	The ownership thresholds and holding duration proposed in the resolution;

•	The binding nature of the proposal;

•	The number of directors that shareholders may be nominate each year;

•	Company performance;

•	Company governance structure;

•	Shareholder rights; and

•	Board performance.

Age/Term Limits

Generally, SSgA FM will vote against limits to tenure.

Approve Remuneration of Directors

Generally, SSgA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSgA FM generally supports annual elections for the board of directors. In certain cases, SSgA FM will support a classified board structure, if the board is composed of 80 percent of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and SSgA FM will consider other governance factors, including antitakeover devices.

Confidential Voting

SSgA FM will support confidential voting.

Board Size

SSgA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

II.	AUDIT RELATED ITEMS

Ratifying Auditors and Approving Auditor Compensation

SSgA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSgA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSgA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/fax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSgA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.*

Accept Financial Statements Consolidated Financial Statements and Statutory Reports

It is the auditor’s responsibility to provide assurance as of the company’s financial condition. Accordingly, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern, SSgA FM will accept the financial statement, allocation of income and/or statutory report.

III.	CAPITAL STRUCTURE

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company. The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSgA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSgA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for U.S. firms and plus 100% of current authorized stock for international firms.

When applying the thresholds, SSgA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSgA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSgA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

SSgA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

However, SSgA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Preemptive Rights and Non-Preemptive Rights

In general, SSgA FM supports issuance authority requests up to 100% of current share capital with preemptive rights. Requests for the authority to remove preemptive rights will be supported for share issuances that are less than a certain percentage (ranging from 5-20%, based on market practice) of the outstanding shares, unless even such a small amount could have a material dilutive effect on existing shareholders (e.g. illiquid markets).

For Hong Kong, SSgA FM does not support issuances that do not place limits on discounts or do not provide the authority to refresh the share issuance amounts without prior shareholder approval.

Unequal Voting Rights

SSgA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Dividends and Share Repurchase Programs

SSgA FM generally supports dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position.

Generally, SSgA FM votes for the authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase.

IV.	MERGERS AND ACQUISITIONS

Mergers and the reorganization structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	At the time of voting, the current market price of the security exceeds the bid price

V.	ANTI-TAKEOVER MEASURES

Typically, proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision are deemed to have an antitakeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported. Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

SSgA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSgA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSgA FM will support the adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced.

SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Special Meetings

SSgA will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their by-laws if:

-	The company also does not allow shareholders to act by written consent, OR

-	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

SSgA will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their by-laws if:

-	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSgA will vote for management proposals related to special meetings.

Written Consent

SSgA will vote for shareholder proposals on written consent at companies if:

-	The company does not have provisions in their by-laws giving shareholders the right to call for a special meeting, OR

-	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares, AND

-	The company has a poor governance profile.

SSgA will vote management proposals on written consent on a case-by-case basis.

Super-Majority

SSgA FM will generally vote against amendments to by-laws requiring super-majority shareholder votes to pass or repeal certain provisions. SSgA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

VI.	REMUNERATION

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

SSgA FM supports an annual advisory vote on executive compensation.

Approve Remuneration Report

SSgA FM will generally support remuneration reports that are judged to be in-line with local market practices. SSgA FM will generally vote against the approval of the remuneration report if the company fails to disclose information regarding any element of CEO remuneration including but not limited to, base salary, annual bonuses, and special bonuses relative to market practice.

If the company’s schemes allows for retesting of performance criteria over extended time period or for retesting if the original performance criteria was not met during the initial time period, SSgA FM may vote against the remuneration report.

Employee Equity Award Plans

SSgA FM considers numerous criteria when examining equity award proposals. Generally, SSgA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution: To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSgA reviews that number in light of certain factors, including the industry of the issuer.

Other criteria include the following:

•	Number of participants or eligible employees;

•	The variety of awards possible

•	The period of time covered by the plan

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

•	Grants to individuals or very small groups of participants;

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control;

•	Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive).

Historical option grants: Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing: SSgA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Share Repurchases: If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) do not disclose a definitive number of the shares to be bought back and, (iii) the time frame during which the shares will be bought back will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments: If a plan would not normally meet SSgA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSgA FM will support the proposal to amend the plan.

Employee Stock Option Plans

SSgA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSgA FM takes market practice into consideration.

Compensation Related Items

SSgA FM will generally support the following proposals:

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

SSgA FM will generally vote against the following proposals:

•	Retirement bonuses for non-executive directors and auditors

VII.	MISCELLANEOUS/ROUTINE ITEMS

SSgA FM generally supports the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Opting out of business combination provision

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•

General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

•	Repeals, prohibitions or adoption of anti-greenmail provisions

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduce and proposals to implement a reverse stock split to avoid delisting

•	Exclusive forum provisions

SSgA FM generally does not support the following miscellaneous/routine governance items:

•	Proposals asking companies to adopt full tenure holding periods for their executives

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

VIII.	ENVIRONMENTAL AND SOCIAL ISSUES

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Where it appears there is a potential effect on shareholder or economic value of a company that is related to a specific environmental or social issue, SSgA FM evaluates the shareholder proposal addressing the issue on a case-by-case basis. Absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

Record Keeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1)	FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)	a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its SSgA FM relationship manager.

T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations.    It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations.    One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee.    T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group.    The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator.    The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst.    Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors — For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies — ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Index and Passively Managed Accounts — Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes — In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan — The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan;

however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, the Proxy Committee conducts a post-vote review of all proxy votes that are inconsistent with the guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations — Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

UBS GLOBAL ASSET MANAGEMENT

GLOBAL CORPORATE GOVERNANCE PHILOSOPHY

AND PROXY VOTING GUIDELINES AND POLICY

Effective May 13, 2008

UBS GLOBAL ASSET MANAGEMENT

AMERICAS CORPORATE GOVERNANCE AND

PROXY VOTING POLICY AND PROCEDURES

Policy Summary

Underlying our voting and corporate governance policies we have two fundamental objectives:

1. We seek to act in the best financial interests of our clients to enhance the long-term value of their investments.

2. As an investment advisor, we have a strong commercial interest that companies in which we invest on behalf of our clients are successful. We promote best practice in the boardroom.

To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, and to support and encourage sound corporate governance practice.

This policy helps to maximize the economic value of our clients’ investments by establishing proxy voting standards that conform with UBS Global Asset Management’s philosophy of good corporate governance.

Risks Addressed by this Policy

This policy is designed to addresses the following risks:

•	Failure to provide required disclosures for investment advisers and registered investment companies.

•	Failure to vote proxies in best interest of clients and funds.

•	Failure to identify and address conflicts of interest.

•	Failure to provide adequate oversight of third party service providers.

TABLE OF CONTENTS

Voting and Corporate Governance Policy

A.	Global Corporate Governance Principles	D-276

B.	Macro-Rationales and Explanations for Proxy Voting	D-278

C.	Global Voting and Corporate Governance Procedures	D-283

A.	Global Corporate Governance Principles

Overview

These principles describe the approach of UBS Global Asset Management (Americas) Inc., (UBS Global AM) to corporate governance and to the exercise of voting rights on behalf of its clients (which include funds, individuals, pension schemes, and all other advisory clients).

Where clients of UBS Global AM have delegated the discretion to exercise the voting rights for shares they beneficially own, UBS Global AM has a fiduciary duty to vote shares in the clients’ best interest. These principles set forth UBS Global AM’s approach to corporate governance and to the exercise of voting rights when clients have delegated their voting rights to UBS Global AM.

Key principles

UBS Global AM’s global corporate governance principles are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as beneficial owners.

We believe voting rights have economic value and should be treated accordingly. Where we have been given the discretion to vote on clients’ behalves, we will exercise our delegated fiduciary responsibility by voting in a manner we believe will most favorably impact the economic value of their investments.

Good corporate governance should, in the long term, lead towards both better corporate performance and improved shareholder value. Thus, we expect board members of companies in which we have invested to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance.

Underlying our voting and corporate governance principles we have two fundamental objectives:

1.	We seek to act in the best financial interests of our clients to enhance the long-term value of their investments.

2.	As an investment advisor, we have a strong commercial interest that companies in which we invest, on behalf of our clients are successful. We promote best practice in the boardroom.

To achieve these objectives, we have established this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, and to support and encourage sound corporate governance practice. These Principles are implemented globally to harmonize our philosophies across UBS Global AM offices worldwide. However, these Principles permit individual regions or countries within UBS Global AM the discretion to reflect local laws or standards where appropriate.

While there is no absolute set of standards that determine appropriate governance under all circumstances and no set of values will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. We will, therefore, generally exercise voting rights on behalf of clients in accordance with the following principles.

Board Structure

Some significant factors for an effective board structure include:

•	An effective Chairman is Key;

•	The roles of Chairman and Chief Executive generally should be separated;

•	Board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of the management of the company;

•	The Board should include executive and non-executive directors; and

•	Non-executive directors should provide a challenging, but generally supportive environment for the executive directors.

Board Responsibilities

Some significant factors for effective discharge of board responsibilities include:

•	The whole Board should be fully involved in endorsing strategy and in all major strategic decisions (e.g., mergers and acquisitions).

•	The Board should ensure that at all times:

•	Appropriate management succession plans are in place;

•	The interests of executives and shareholders are aligned;

•	The financial audit is independent and accurate;

•	The brand and reputation of the company is protected and enhanced;

•	A constructive dialogue with shareholders is encouraged; and

•	It receives all the information necessary to hold management to account.

Areas of Focus

Some examples of areas of concern related to our Corporate Governance focus include the following:

•	Economic value resulting from acquisitions or disposals;

•	Operational performance;

•	Quality of management;

•	Independent non-executive directors not holding executive management to account;

•	Quality of internal controls;

•	Lack of transparency;

•	Inadequate succession planning;

•	Poor approach to corporate social responsibility;

•	Inefficient management structure; and

•	Corporate activity designed to frustrate the ability of shareholders to hold the Board to account or realize the maximum value of their investment.

B.	Macro-Rationales and Explanations for Proxy Voting

Overview

These macro-rationales and explanations detail UBS Global AM’s approach to the exercise of voting rights on behalf of its clients (which includes funds, individuals, pension schemes, and all other advisory clients). The basis of the macro rationales and explanations is to define guidelines for voting shares held on behalf of our advisory clients in their best interests.

Macro-Rationales are used to help explain our proxy vote. The Macro-Rationales reflect our global governance principles and local policies, enables voting consistency and provides flexibility our analyst can reflect specific knowledge of the company as it relates to a proposal. Explanations are associated with each Macro-Rationale and are used in our proxy voting operations to communicate our voting decision internally and on client reports.

PROXY VOTING MACRO RATIONALES & EXPLANATIONS

Macro Rationale	Explanation

1. General Guidelines

a. When our view of the management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.	1. View of management is Favorable. 2. View of management is Un-Favorable.

b. If management’s performance has been questionable we may abstain or vote against specific proxy proposals.	1. Management performance is questionable.

c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.	1. A conflict exists between the board and shareholder interests.

d. In general, we oppose proposals, which in our view, act to entrench management.	1. Proposals entrenches management.

e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.	1. While we support management, this proposal should be voted on by shareholders.

Macro Rationale	Explanation

2. Board of Directors and Auditors

a. Unless our objection to management’s recommendation is strenuous, if we believe auditors are competent and professional, we support continuity in the appointed auditing firm subject to regular review.	1. We believe the auditors are competent. 2. We object to these auditors. 3. Nominee for independent Internal Statutory Auditor not considered independent.

b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.	1. Shareholders should be able to set the size of the board.

c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.	1. Shareholders should have the right to call a special meeting.

d. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.	1. Company does not have a lead director. 2. Company has a lead director. 3. Combined Chairman and Chief Executive, contrary to best practice.

e. We will normally vote for all board members unless we determine conflicts exist or the board is not independent.

1. Board ignored shareholder vote.

2. Executive contract exceeds 1 year in length.

3. Not considered independent insufficient independent non-executives.

4. Member of the Audit or Remuneration Committee(s), not considered Independent.

5. Bundled resolution for election of Directors not appropriate.

6. Not Independent, serves on the Compensation and Nomination Committees.

7. Executive contract exceeds 4 years.

8. Not in shareholders’ interests.

3. Compensation

a. We will not try to micro-manage compensation schemes; however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.	1. We will not-micro manage compensation. 2. The overall quantum of remuneration is too high.

b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.	1. Compensation should be set by the board, not shareholders.

Macro Rationale	Explanation

c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.	1. Transparency in compensation is desired.

d. We may vote against a compensation or incentive program if it is not adequately tied to a company’s fundamental financial performance; is vague; is not in line with market practices; allows for option re-pricing; does not have adequate performance hurdles or is highly dilutive.

1. Remuneration policy insufficiently aligned with shareholder interests.

2. The vesting conditions are inappropriate.

3. The vesting conditions are insufficiently challenging.

4. The matching awards are too generous.

5. The re-pricing of options is against best practice.

6. Dilution of executive remuneration scheme exceeds best practice guidelines.

7. Plan structure does not provide suitable long term incentive.

8. Performance conditions unsatisfactory.

9. Contrary to best market practice.

e. Where company and management’s performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.	1. Rewards for poor performance are unacceptable.

f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.	1. Compensation should be balanced.

g. In order to increase reporting transparency and approximate accuracy, we believe stock options should be expensed.	1. Stock Options should be expensed.

4. Governance Provisions

a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.	1. One Share, One Vote.

Macro Rationale	Explanation

b. We believe that “poison pill” proposals, which dilute an issuer’s stock when triggered by particular events, such as take-over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.	1. Poison Pill proposals should have shareholder approval. 2. Current anti-takeover provisions are adequate.

c. Any substantial new share issuance should require prior shareholder approval.	1. Significant share increase should have shareholder approval.

d. We believe proposals that authorize the issuance of new stock without defined terms or have conditions that are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.	1. Blank check stock issuance is not acceptable. 2. Anti-takeover defense, not in shareholders interests. 3. General authority to issue shares without pre-emption rights not in shareholders

e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.	1. We support efforts to improve board independence.

f. We generally do not oppose management’s recommendation to implement a staggered or classified board are generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.	1. Staggered or classified boards provide continuity. 2. Annual election of directors agreeable with management approval.

g. We will support reasonable proposals that enable shareholders to directly nominate directors.	1. Proposal to nominate directors is reasonable. 2. Proposal to nominate directors is questionable.

h. We will vote for shareholder proposals requesting directors be elected by a Majority Vote unless the company has cumulative voting, a director resignation policy in place or is very likely to have one in place by the next meeting.	1. A director resignation policy is in place. 2. A director resignation policy is not in place.

i. We will normally vote for proposals that reduce supermajority voting limits.	1. We support reductions in super majority voting. 2. Existing super majority voting conditions are reasonable.

j. We will vote in favour of shareholder resolutions for confidential voting.	1. We encourage confidential voting.

5. Capital Structure and Corporate Restructuring

a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

1. Companies are free to incorporate anywhere. 2. Actions motivated to entrench management.

Macro Rationale	Explanation

b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

1. Dual classes of stock are inappropriate.

6. Mergers, Tenders Offers & Proxy Contests

a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.	1. We agree with the merger. 2. We object to the merger.

7. Social, Environmental, Political & Cultural

a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.	1. Companies should feel free to compete anywhere in the world.

b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management’s ability to find and optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.	1. Special interest proposals should not be addressed in the proxy.

c. Unless directed by clients to vote in favour of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.	1. Proposal poses an unnecessary economic cost on the company

8. Administrative and Operations

a. Occasionally, stockholder proposals, such as asking for reports, conducting studies and making donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.	1. Special reports, studies and disclosures are not considered economic.

Macro Rationale	Explanation

b. We are sympathetic to shareholders who are long-term holders of a company’s stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.	1. Regulatory agencies do not require this action.

9. Miscellaneous

a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client’s direction.	1. Voted in accordance with a client guideline.

b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).	1. Obstacles exist to effectively voting this proxy. 2. Local voting practices could restrict our ability to manage the portfolio.

c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.	1. Voting delegated to a proxy voting service per our guidelines.

d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular proposal.	1. Lack of details on proposals.

C.	Global Voting and Corporate Governance Procedures

Overview

Where clients have delegated the discretion to exercise the voting rights for shares they beneficially own to UBS Global AM, we have fiduciary duty to vote shares in the clients’ best interests. These procedures provide a structure for appropriately discharging this duty, including the handling of conflicts of interest.

I. Corporate Governance Committees

Members

The UBS Global Asset Management Global Corporate Governance Committee (the “Global Committee) will approve the membership of the UBS Global AM Corporate Governance Committee (the “Americas Committee”). The membership in the Global Committee will be approved by the Equities Investment Committee of UBS Global Asset Management.

Responsibilities of the Global Committee

•	The review, approve and oversee the implementation of the Global Corporate Governance Principles.

•	Keep abreast of and share trends in corporate governance and update these principles as necessary.

•	To provide a forum for discussing corporate governance issues between regions.

•	Coordinate with the Communications group on all corporate or other communication related to global proxy issues.

•	Consult with Analysts, Research Directors and others regarding issues relevant or portfolio companies.

•	Engage and oversee any independent proxy voting services being used.

•	Oversee the activities of the Local Corporate Governance Committees.

•	Review and resolve conflicts of interest.

Meetings

Meetings will be held at least quarterly.

Local Corporate Governance Committees

Each office or region, as applicable, will set up a Local Corporate Governance Committee to discuss local corporate governance issues and to review proxies. Each Local Corporate Governance Committee will set its own agenda. The Global Committee will nominate the chairs for the Local Corporate Governance Committees. The local chair will nominate, for approval by the Global Committee, additional persons as candidates for membership on the local committee.

Responsibilities of the Americas Committee

The Americas Committee will serve as the local committee and is responsible for implementing this Policy in the Americas Region.

•	Keep abreast of and share trends in corporate governance and update local policy as necessary.

•	Provide a forum for discussing corporate governance issues within a region.

•	Oversee the proxy voting process.

•	Coordinate with the Communications group all corporate or other communication related to local proxy issues.

•	Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.

•	Interpret the Global Corporate Governance Principles in the context of local legal requirements and practice, updating local policy as necessary.

•	Minutes of meetings to be sent to the Global Committee.

Meetings

Meetings will be held at least twice a year.

II. Interaction with Company and Board of Directors

Relationship with the Company and the Board of Directors

•

On behalf of our clients, we aim to be supportive, long-term shareholders. We seek to develop both a long-term relationship and an understanding of mutual objectives and concerns with the companies in which we invest.

•	We do this through meetings between our investment analysts and portfolio managers, on the one hand, and company management and the board of directors, on the other.

•

These meetings enable us to have discussions with company management and the board of directors about corporate strategy and objectives and to make an assessment of management’s performance. They also allow us to monitor a particular company’s development over time and assess progress against our expectations as investors. They also give us an opportunity to outline what our expectations are and to explain our views on important issues.

Formal Communications with the Board

•

Where we suspect poor corporate governance may negatively impact the long-term valuation of the company (including loss of confidence in senior management), we will attempt to gather further information from the company and standard information sources.

•

If action is considered necessary, we will attempt to arrange an informal meeting with one or more non-executive (outside) directors to gather additional information and to learn more about the company’s corporate governance practices. The intent of the meeting with non-executive (outside) directors is to understand the company better and to communicate our concerns.

•

All efforts to contact management or the board of directors regarding specific corporate governance issues should be approved by the Global Committee or if time is of the essence the Head or Deputy Head of Global Equity, and the Legal & Compliance Department.

•	If it is determined that appropriate corporate governance practices are not present or likely to be put in place, then we may

•	Formally communicate with the Chairman of the Board or the full Board of Directors;

•	Withdraw our support for the common stock;

•	Reflect our positions in our proxy vote opportunities; or

•	Contact other shareholders regarding our concerns.

Any such steps may only be taken in compliance with applicable law.

III. Contacting the Media

UBS Global AM generally will not comment on any matters relating to corporate governance or proxy issues of any individual company. This policy is based on issues of client privilege as well as assuring compliance with various regulations. Requests from the media for general information relating to this Policy, comments on corporate governance or proxy issues relating to a specific security or general, non-specific issues related to corporate governance, must be directed via Communications/Marketing (country/region/business/investment/global) to the relevant investment area and Legal & Compliance Department. They will determine if there is to be an exception to this rule and inform the relevant Marketing/Communications team. The situation will be explained to UBS Media Relations who will notify the journalist of our position.

IV. Proxy Voting Process

Given the magnitude of the effort, availability of resources and local customs, certain functions and responsibilities may be delegated to the Local Corporate Governance Committees or others for the efficient processing of the votes. All operational proxy voting matters will be managed by a dedicated team located in the London office, irrespective of where the underlying client is managed.

The Global and Local Corporate Governance Committees, as appropriate, will bring Legal & Compliance into the decision making process on complex issues and on issues involving conflicts of interests.

The Americas Committee will appoint a deputy who is responsible for voting of all routine proxy matters in accordance with these policies and procedures. The deputy will contact the appropriate industry analyst and/or the members of the Americas Committee for guidance on how to vote non-routine matters.

The Americas Committee, or its delegate, will:

•	Take necessary steps to determine that we are receiving ballots for all accounts over which we have voting authority and where we intend to vote;

•	Instruct the Head of Operations to recall, if possible, securities that are currently on loan so that they may be voted on non-routine proxy matters;

•	Implement procedures to identify conflicts and vote such proxies in accordance with Section VI of these procedures;

•	Implement procedures to vote proxies in accordance with client direction if applicable; and

•	Conduct periodic due diligence on any proxy voting services being employed.

V. Proxy Voting Disclosure Guidelines

General

•	Upon request or as required by law or regulation, UBS Global AM will disclose to a client or client’s fiduciaries, the manner in which we exercised voting rights on behalf of the client.

•

Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client’s relationship with the company that has issued the proxy, the Legal & Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance principles. (See Proxy Voting Conflict Guidelines below).

•

Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal & Compliance Department.

•

Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company’s proxies.

•	Companies may be provided with the number of shares we own in them.

•	Proxy solicitors will not be provided with either our votes or the number of shares we own in a particular company.

•	In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the manner in which we voted.

•	We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

The Chairman of the Global Committee and the Chair of the Americas Committee must approve exceptions to this disclosure policy.

VI. Proxy Voting Conflict Guidelines

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global AM has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

•	Under no circumstances will general business, sales or marketing issues influence our proxy votes.

•

UBS Global AM and its affiliates engaged in banking, broker-dealer and investment banking activities (“Affiliates”) have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. {Note: Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.} In the event of any issue arising in relation to Affiliates, the Chair of the Global Committee must be advised, who will in turn advise the Chief Risk Officer.

•	Where UBS Global AM is aware of a conflict of interest in voting a particular proxy, the Americas Committee will be notified of the conflict and will determine how such proxy should be voted.

VII. Record Keeping

UBS Global AM will maintain records of proxies voted. Such records include copies of:

•	Our policies and procedures;

•	Proxy statements received;

•	Votes cast per client;

•	Number of shares voted;

•	Communications received and internal documents created that were material to the voting decision; and

•	A list of all proxies where it was determined a conflict existed and any written rationale created or approved by the Local Corporate Governance Committee supporting its voting decision.

Nothing in these procedures should be interpreted to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegates or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their policy statement.

Appendix A

Special Disclosure Guidelines for Registered Investment Company Clients

1.	Registration Statement (Open-end and Closed-End Funds) Management is responsible for ensuring the following:

•

That this policy and procedures, which are the policy and procedures used by the investment adviser on the Funds’ behalf, are described in the Statement of Additional Information (SAI). The policy and procedures may be described in the SAI or attached as an exhibit to the registration statement.

•

That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

•

That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund’s website, or both; and (ii) on the Securities and Exchange Commission’s (Commission) website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonable practicable after filing the report with the Commission, and must remain available on the website as long the Fund discloses that it is available on the website.

2.	Shareholder Annual and Semi-annual Report (Open-End and Closed-End Funds) Management is responsible for ensuring the following:

•

That each Fund’s shareholders report contain a statement that a description of this policy and procedures is available (i) without charge, upon request, by calling a toll free or collect telephone number; (ii) on the Fund’s website, if applicable; and (iii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail.

•

That the report contain a statement that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll free (or collect) telephone number; or on or through the Fund’s website, or both; and (ii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonable practicable after filing the report with the Commission, and must remain available on the website as long the Fund discloses that it is available on the website.

3.	Form N-PX (Open-End and Closed-End Funds) Management is responsible for ensuring the following:

•

That this policy and procedures are described in Form N-CSR. In lieu of describing these documents, a copy of this policy and procedures may simply be included with the filing. However, the Commission’s preference is that the procedures by included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing.

•

That the N-CSR disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter, or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand.

4.	Form N-PX (Open-End and Closed-End Funds) Management is responsible for ensuring the following:

•

That the securities lending agreement used by a Fund will provide that when voting or consent rights that accompany a loan pass to the borrower, the Fund making the loan will have the right to call the loaned securities to permit the exercise of such rights if the matters involved would have a material affect on the applicable Fund’s investment in the loaned security.

•	That each fund files its complete proxy voting records on Form N-PX for the twelve month period ended June 30 by no later than August 31 of each year.

•

Fund management is responsible for reporting to the Funds’ Chief Compliance Officer any material issues that arise in connection with the voting of Fund proxies or the preparation, review and filing of the Funds’ Form N-PX.

5.	Oversight of Disclosure:

•

The Funds’ Chief Compliance Officer shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with. The Funds’ Chief Compliance Officer shall recommend to each Fund’s Board any changes to these policies and procedures that he or she deems necessary or appropriate to ensure that Funds’ compliance with relevant federal securities laws.

Effective May 13, 2008

Responsible Parties

The following parties will be responsible for implementing and enforcing this policy: The Americas Committee and Chief Compliance Office of UBS Global AM or his/her designees

Documentation

Monitoring and testing of this policy will be documented in the following ways:

•	Annual review by Funds’ and UBS Global AM’s Chief Compliance Officer of effectiveness of these procedures

•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures

•	Periodic review of any proxy service vendor by the Chief Compliance Officer

•	Periodic review of any proxy votes by the Americas Committee

Compliance Dates

•	File Form N-PX by August 31 for each registered investment company client

•	Annual review by the Funds’ and UBS Global AM’s Chief Compliance Officer of the effectiveness of these procedures

•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures

•	Form N-CSR, Shareholder Annual and Semi-Annual Reports, and annual updates to Fund registration statements as applicable

•	Periodic review of any proxy service vendor by the Chief Compliance Officer

•	Periodic review of proxy votes by the Americas Committee

Other Policies

•	Other policies that this policy may affect include:

•	Recordkeeping Policy

•	Affiliated Transaction Policy

•	Code of Ethics

•	Supervision of Service Providers Policy

WELLINGTON MANAGEMENT COMPANY, LLP

GLOBAL PROXY POLICY AND PROCEDURES

Introduction	Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are incorporated by reference to these Global Proxy Policy and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policy	As a matter of policy, Wellington Management:

1	Takes responsibility for voting client proxies only upon a client’s written request.

2	Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3	Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4	Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6	Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7	Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8	Provides all clients, upon request, with copies of these Global Proxy Policy and Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9	Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight	Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policy and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group. In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures	Wellington Management has in place certain procedures for implementing its proxy voting policy.

General Proxy Voting	Authorization to Vote

Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington

Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

• Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.

• Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

• Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate

Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations	In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending

Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information	Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policy and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: July 8, 2009

WELLINGTON MANAGEMENT COMPANY, LLP

GLOBAL PROXY VOTING GUIDELINES

Introduction	Upon a client’s written request, Wellington Management Company, LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines	Composition and Role of the Board of Directors

•       Election of Directors:

We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

Case-by-Case

	• Classify Board of Directors: We will also vote in favor of shareholder proposals seeking to declassify boards.	Against

	• Adopt Director Tenure/Retirement Age (SP):	Against

•       Adopt Director & Officer Indemnification:

We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

For

	• Allow Special Interest Representation to Board (SP):	Against

•       Require Board Independence:

We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

For

•       Require Key Board Committees to be Independent. Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

For

	• Require a Separation of Chair and CEO or Require a Lead Director (SP): We will generally support management proposals to separate the Chair and CEO or establish a Lead Director.	Case-by-Case

	• Approve Directors’ Fees:	For

	• Approve Bonuses for Retiring Directors:	Case-by-Case

	• Elect Supervisory Board/Corporate Assembly:	For

	• Elect/Establish Board Committee:	For

•       Adopt Shareholder Access/Majority Vote on Election of Directors (SP):

We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Case-by-Case

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

• Adopt/Amend Stock Option Plans:	Case-by-Case

• Adopt/Amend Employee Stock Purchase Plans:	For

• Approve/Amend Bonus Plans:	Case-by-Case

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162(m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

• Approve Remuneration Policy:	Case-by-Case

• To approve compensation packages for named executive Officers:	Case-by-Case

• To determine whether the compensation vote will occur every 1, 2 or 3 years:	1 Year

• Exchange Underwater Options: We may support value-neutral exchanges in which senior management is ineligible to participate.	Case-by-Case

•       Eliminate or Limit Severance Agreements (Golden Parachutes):

We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

Case-by-Case

• To approve golden parachute arrangements in connection with certain corporate transactions:	Case-by-Case

•       Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP):

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

Case-by-Case

• Expense Future Stock Options (SP):	For

• Shareholder Approval of All Stock Option Plans (SP):	For

• Disclose All Executive Compensation (SP):	For

Reporting of Results

• Approve Financial Statements:	For

• Set Dividends and Allocate Profits:	For

• Limit Non-Audit Services Provided by Auditors (SP):	Case-by-Case
We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

•       Ratify Selection of Auditors and Set Their Fees:

We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

Case-by-Case

• Elect Statutory Auditors:	Case-by-Case

• Shareholder Approval of Auditors (SP):	For

Shareholder Voting Rights

• Adopt Cumulative Voting (SP):	Against
We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

• Shareholder Rights Plans	Case-by-Case

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

– We generally support plans that include:

– Shareholder approval requirement

– Sunset provision

– Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

• Authorize Blank Check Preferred Stock: We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.	Case-by-Case

• Eliminate Right to Call a Special Meeting:	Against

• Establish Right to Call a Special Meeting or Lower Ownership Threshold to Call a Special Meeting (SP):	Case-by-Case

• Increase Supermajority Vote Requirement: We likely will support shareholder and management proposals to remove existing supermajority vote requirements.	Against

• Adopt Anti-Greenmail Provision:	For

•       Adopt Confidential Voting (SP):

         We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

Case-by-Case

• Remove Right to Act by Written Consent:	Against

Capital Structure

•       Increase Authorized Common Stock:

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

Case-by-Case

• Approve Merger or Acquisition:	Case-by-Case

• Approve Technical Amendments to Charter:	Case-by-Case

• Opt Out of State Takeover Statutes:	For

• Authorize Share Repurchase:	For

• Authorize Trade in Company Stock:	For

• Approve Stock Splits: We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.	Case-by-Case

• Approve Recapitalization/Restructuring:	Case-by-Case

• Issue Stock with or without Preemptive Rights:	Case-by-Case

• Issue Debt Instruments:	Case-by-Case

Environmental and Social Issues
We expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis.

• Disclose Political and PAC Gifts (SP):	Case-by-Case

• Report on Sustainability (SP):	Case-by-Case

Miscellaneous

• Approve Other Business:	Against

• Approve Reincorporation:	Case-by-Case

• Approve Third-Party Transactions:	Case-by-Case

Dated: March 8, 2012

Wells Capital Management

Policies and Procedures

Compliance Liaison: Mai Shiver/Margie D’Almeida	Business Administrator: Jennifer Vraney

I.	Introduction:

As a fiduciary, Wells Capital Management (“WellsCap”) is obligated to vote proxies in the best interests of its clients. WellsCap has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with the clients’ best interest and within the framework of this Proxy Voting Policy and Procedures (“Policy”). WellsCap has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfies the requirements of Rule 206(4)-6 under the Investment Advisers Act of 940, as amended (the “Advisers’ Act”).

WellsCap manages assets for a variety of clients: Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Unless the client specifically reserves the right to vote their own proxies, WellsCap will vote proxies with a goal of maximizing shareholder value as a long-term investor and consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, WellsCap supports sound corporate governance practices within companies in which they invest.

II.	Voting

Philosophy

When WellsCap accepts delegation from its clients to vote proxies, it does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to WellsCap, however, and WellsCap will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law. For example, securities that are held in an investment advisory account for which WellsCap exercises no investment discretion are not voted by WellsCap. Also, WellsCap may not exercise discretion over shares that the client has committed to a stock loan program, which passes voting rights to the party with possession of the shares. From time to time, WellsCap may participate with a dissident group to vote proxies. In such case, WellsCap’s appointment of an agent for limited purposes will not be deemed a delegation of authority under this Policy. WellsCap relies on a third party to provide research, administration, and executing votes based on their published guidelines. Notwithstanding, WellsCap retains final authority and fiduciary responsibility for proxy voting.

Responsibilities

1.	Proxy Administrator

WellsCap’s proxy voting process is administered by its Operations Department (“Proxy Administrator”), who reports to WellsCap’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner. The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

2.	The Proxy Committee: The Proxy Committee is chaired by the Head of Equity Investments. The Committee members are selected from portfolio management groups and include investment risk personnel. Members of the Committee are subject to change upon approval from the Committee Chair.

3.	WellsCap Legal/Compliance Department provides oversight and guidance to the Committee as necessary.

4.	Third Parties: To assist in its proxy-voting responsibilities, WellsCap subscribes to research and other proxy-administration services. Currently, WellsCap has contracted with Institutional Shareholder Services (“ISS”) (formerly, RiskMetrics), a provider of proxy-voting services, to provide the following services to WellsCap:

•	Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform;

•	Receive all proxy information sent by custodians that hold securities of WellsCap’s Proxy Clients;

•	Posts proxy information on its password-protected website, including meeting dates, agendas, and ISS’ analysis;

•	Provides WellsCap with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services; and

•	Annual analysis and rationale for guideline amendments.

Methodology

Except in instances where clients have retained voting authority, WellsCap will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS. The Proxy Administrator reviews this information regularly and communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis.

1. Voting Guidelines. WellsCap, through its agent (ISS), votes proxies on different platforms subject to the client’s expressed goals. The two key platforms are: (i) the ISS’ Proxy Voting Guidelines, and (ii) ISS’ Taft Hartley Advisory Services platform, which researches recommendations made by the AFL-CIO. These Guidelines set forth how proxies will be voted on the issues specified. Depending upon the proposal and the platform, the guidelines may provide that proxies be voted “for” or “against” the proposal, or that the proposal should be considered on a case-by-case basis. The guideline may also be silent on a particular proposal, especially regarding foreign securities. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines relative to the platform. In addition, for proxies relating to issues not addressed in the guidelines, ISS will refer the vote to WellsCap. Finally, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security, if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted. Where a potential conflict of interest is identified (as described herein), WellsCap may not deviate from the Procedures unless it has a documented compelling purpose to do so.

2. Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the selected guideline. In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS, Portfolio Management or other independent sources; or (ii) information provided by company managements and shareholder groups. WellsCap believes that input from a portfolio manager or research analyst with knowledge of the issuer and its securities (collectively “Portfolio Manager”) is essential. Portfolio Management is, in WellsCap’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issues shares. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/Wells Capital Management or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will, absent compelling circumstances, return the proxy to ISS to be voted in conformance with the voting guidelines of ISS.

Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

3. Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

4. Share Blocking. Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, WellsCap believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, WellsCap will not participate and refrain from voting proxies for those clients impacted by share blocking.

5. Conflicts of Interest. WellsCap has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to WellsCap as a result of business conducted by ISS. WellsCap believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices. In addition, Wells Fargo and/or Wells Capital Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or Wells Capital Management or its affiliates have other relationships with the issuer of the proxy. WellsCap believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by WellsCap, the Proxy Administrator shall defer to ISS to vote in conformance with the voting guidelines of ISS. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and WellsCap or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

6. Regulatory Conflicts/Restrictions. When the Proxy Administrator is aware of regulatory conflicts or restrictions, the Proxy Administrator shall defer to ISS to vote in conformance with ISS voting guidelines to avoid any regulatory violations.

III.	Other Provisions

Guideline Review

The Proxy Committee meets at least annually to review this Policy and consider changes to it. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy Committee, or WellsCap’s Chief Compliance Officer. A representative of WellsCap’s Compliance Department will be present (on a best efforts basis) at all Proxy Committee meetings, but will not vote on the proxies.

Record Retention

WellsCap will maintain the following records relating to the implementation of the Procedures:

•	A copy of these proxy voting polices and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on ISS);

•	Records of votes cast on behalf of clients (which ISS maintains on behalf of Wells Cap);

•	Records of each written client request for proxy voting records and WellsCap’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by WellsCap or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WellsCap in an easily accessible place for a period of five years.

Disclosure of Policies and Procedures

WellsCap will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316.

WellsCap will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request. Clients may contact us at 1-800-736-2316 or by e-mail at riskmgt@wellsfargo.com to request a record of proxies voted on their behalf.

Except as otherwise required by law, WellsCap has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

WHV INVESTMENT MANAGEMENT

INVESTMENT COUNSEL

It is the policy of WHV Investment Management (“WHV”) to vote proxies in the interest of maximizing value for WHV’s clients. Proxies are an asset of a client, which should be treated by WHV with the same care, diligence, and loyalty as any asset belonging to a client. To that end, WHV will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

WHV’s proxy voting process is managed by a Proxy Committee which is composed of portfolio managers, security analysts and Operations staff.

WHV has retained Glass, Lewis & Co., LLC (“voting agent”) to assist in the coordination and voting of client proxies. Compliance is responsible for managing the relationship with the voting agent and for ensuring that all proxies are being properly voted and that the voting agent is retaining all of the appropriate proxy voting records.

Key elements of the proxy voting process include obtaining proxy materials for vote, determining the vote on each issue, voting and maintaining the records required.

•

Obtaining proxy materials.    We instruct client custodians to deliver proxy materials for accounts of clients who have given us voting authority. Delivery is made to our voting agent. Periodic reconciliation of holdings and ballots is designed to reveal any failure to deliver ballots for client holdings.

•

Determining the vote.    Members of our Proxy Committee have collaboratively established a general statement of voting policy and specific voting positions on substantive proxy issues. The general policy and specific positions are generally intended to further the economic value of each investment for the expected holding period. They are reviewed regularly, as new issues arise for determination or as circumstances change and they serve as guidelines. Ultimately each vote is cast on a case-by-case basis, taking into account the relevant circumstances at the time of each vote.

•

Voting.    Using the Internet, our voting agent posts the pending proxy notices and ballots as well as its analysis and recommendations. Voting members of our Proxy Committee take responsibility for voting according to a rotating schedule. They review the issues and the voting agent’s own analysis and then vote each issue, generally in accordance with our established voting guidelines. When circumstances suggest deviation from our established guidelines, before casting the vote, our committee members may confer with other committee members, our analysts most familiar with the security or our portfolio manager on the account in the case of special holdings.

•

Maintaining records.    With the assistance of our voting agent, we maintain records of our policies and procedures, proxy statements received, each vote cast, any documents we create material to our decision making and any client’s written request for proxy voting records as well as our written response to any client request for such records.

•

Conflicts of interest.    Any material conflict between our interests and those of a client will be resolved in the best interests of our client. In the event we become aware of such a conflict, we will (a) disclose the conflict and obtain the client’s consent before voting its shares, (b) vote in accordance with a pre-determined policy based on the independent analysis and recommendation of our voting agent or (c) make other voting arrangements consistent with our fiduciary obligations.

•

Shares not voted. Our procedures are reasonably designed to assure that we vote every eligible share, however there are circumstances in which we may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. These circumstances include:

(a)	Share blocking countries restrict share transactions for various periods surrounding the meeting date. We have taken the position that share liquidity generally has a higher value than the vote and usually do not vote shares subject to transaction restrictions.

(b)	Still other countries require re-registration of shares to enter a proxy vote, effectively preventing exercise of investment discretion to sell shares for a substantial period of time. The same logic suggests that we not attempt to vote those shares.

(c)	Some international markets require special powers of attorney to vote certain ordinary shares. These markets are few and our ordinary share holdings relatively modest when weighed against the onerous documentation requirements and generally we have determined not to attempt to qualify our proxy votes for these shares.

(d)	Lack of adequate information or untimely receipt of proxy materials from the issuer or other resolution sponsor may prevent analysis or entry of a vote by voting deadlines.

(e)	Client securities lending programs may prevent us from voting proxies when the underlying securities have been lent out and are therefore unavailable to be voted.

•

Obtaining additional information. Clients may obtain a report showing how we voted their shares upon request. In addition, clients may also request a copy of our general Proxy Voting Policy statement and the WHV-specific Proxy Voting Guidelines used by our voting agent.

General Voting Policy for ERISA Accounts

According to the Department of Labor, the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies (unless the voting right is properly reserved by the named fiduciary). The investment manager’s decision may not be directed, nor may the manager be relieved of liability by delegating the responsibility. Managers should have documented guidelines and are required to maintain accurate voting records.

Voting rights have economic value and the manager has a duty to evaluate issues that can have an impact on the economic value of the stock and to vote on those issues. Voting decisions must be based on the ultimate economic interest of the plan, viewing the plan as a separate legal entity designed to provide retirement income and security. This means analyzing the vote for its impact on the ultimate economic value of the investment (the stock) during the period in which the plan intends to hold the investment. With respect to takeovers, plans are not required to accept the deal if they judge that their plans will achieve a higher economic value by holding the shares.

Given the above obligations and objectives, the guidelines we have established with our voting agent are intended as a general indication of proxy voting decisions most likely to maximize the ultimate value of assets under management. Specific situations and resolution language will vary and therefore continuing judgment must be exercised in applying the guidelines.

Applicability of Guidelines for All Accounts

In the absence of unique client constraints or instructions acceptable in non-fiduciary situations, the guidelines should also serve for voting on all accounts under management.

Glass Lewis Subscription

WHV subscribes to Glass Lewis, an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although Glass Lewis analyses are thoroughly reviewed and considered in making a final voting decision, WHV does not consider recommendations from Glass Lewis to be determinative of WHV’s ultimate decision. Below are a summary of Glass Lewis’s general voting recommendations as well as WHV’s custom policies if in conflict with Glass Lewis’s general policies.

US

PROXY PAPER POLICY GUIDELINES

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO

PROXY ADVICE FOR U.S. COMPANIES

I.	ELECTION OF DIRECTORS

Board of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Board Composition

We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 25% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will recommend voting against directors (or withholding where applicable, here and following) for the following reasons:

•	A director who attends less than 75% of the board and applicable committee meetings.

•	A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).

•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

•	All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

•	CFO who presently sits on the board.

•	Director who presently sits on an excessive number of boards

•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

•	Director with an interlocking directorship.

Board Committee Composition

All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.

Review of the Compensation Discussion and Analysis Report

We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

Review of Risk Management Controls

We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

Separation of the roles of Chairman and CEO

Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.

We view an independent chairman as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not recommend voting against CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.

In the absence of an independent chairman, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

Majority Voting for the Election of Directors

Glass Lewis will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

Classified Boards

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

Mutual Fund Boards

Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund’s adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:

1.	We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.

2.	We recommend voting against the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund is the same person and the fund does not have an independent lead or presiding director.

II.	FINANCIAL REPORTING

Auditor Ratification

We believe that role of the auditor is crucial in protecting shareholder value. In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

Glass Lewis generally supports management’s recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:

•	When audit fees added to audit-related fees total less than one-third of total fees.

•

When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.

•	When the company has poor disclosure or lack of transparency in financial statements.

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

•

When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

Auditor Rotation

We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Pension Accounting Issues

Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company’s net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.

III.	COMPENSATION

Equity Based Compensation Plans

Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.

We evaluate option plans based on ten overarching principles:

•	Companies should seek additional shares only when needed.

•	The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).

•	If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.

•	Annual net share count and voting power dilution should be limited.

•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.

•	The expected annual cost of the plan should be proportional to the value of the business.

•	The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

•	Plans should deliver value on a per-employee basis when compared with programs at peer companies.

•	Plans should not permit re-pricing of stock options.

Option Exchanges

Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:

•	Officers and board members do not participate in the program.

•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.

•	The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.

•	Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.

Performance Based Options

We generally recommend that shareholders vote in favor of performance-based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.

Linking Pay with Performance

Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and that of the company’s peers and will recommend voting against the election of compensation committee members at companies that receive a grade of F.

Director Compensation Plans

Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals.

Advisory Votes on Compensation

We closely review companies’ compensation practices and disclosure as outlined in their CD&As and other company filings to evaluate management-submitted advisory compensation vote proposals. In evaluating these non-binding proposals, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of compensation in comparison to company performance and that of its peers. Glass Lewis will generally recommend voting in favor of shareholder proposals to allow shareholders an advisory vote on compensation.

Limits on Executive Compensation

Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.

Limits on Executive Stock Options

We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive’s compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.

IV.	GOVERNANCE STRUCTURE

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Right of Shareholders to Call a Special Meeting

We will vote in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting.

Shareholder Action by Written Consent

We will vote in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent.

Authorized Shares

Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

1. Stock split

2. Shareholder defenses

3. Financing for acquisitions

4. Financing for operations

Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.

Voting Structure

Cumulative Voting

Glass Lewis will vote for proposals seeking to allow cumulative voting. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.

Supermajority Vote Requirements

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

Shareholder Proposals

Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.

Policy Report

WHV (WHV Main)

115-Authorization of Board to Set Board Size (General Approach: AGAINST)
605-Advisory Vote on Executive Compensation (General Approach: MANUAL)
700-Transaction of Other Business (General Approach: AGAINST)
710-Right to Adjourn Meeting (General Approach: MANUAL)
835-Cancellation of Authorized Preferred Stock (General Approach: FOR)
840-Increase in/Authorization of Dual Class Stock (General Approach: AGAINST)
845-Elimination of Dual Class Stock (General Approach: FOR)
895-Reverse Stock Split (General Approach: MANUAL)
896-Share Repurchase (General Approach: MANUAL)
897-Reverse Stock Split Followed by a Forward Stock Split (General Approach: MANUAL)
1116-Limitation of Right to Call a Special Meeting (General Approach: AGAINST)
1117-Elimination of Right to Call a Special Meeting (General Approach: AGAINST)
1122-Elimination of Written Consent (General Approach: AGAINST)
1125-Adoption of Supermajority Requirement (General Approach: AGAINST)
1127-Elimination of Supermajority Requirement (General Approach: FOR)
1145-Company Name Change (General Approach: FOR)
1173-Amendment to Investment Advisory Agreement/Sub-Advisory Agreement (General Approach: MANUAL)
1200-Merger/Acquisition (General Approach: MANUAL)
2010-SHP Regarding Director Tenure (General Approach: AGAINST)
2015-SHP: Director Retirement Age (General Approach: AGAINST)
2050-SHP Regarding Independent Board Chairman/Separation of Chair and CEO (General Approach: MANUAL)

2070-SHP Regarding Double Board Nominees (General Approach: AGAINST)
2140-SHP Regarding Creation of Nom/Gov Committee (General Approach: FOR)
2306-SHP Regarding Advisory Vote on Compensation (Say on Pay) (General Approach: MANUAL)
2313-SHP Report on Executive Retirement Benefits (General Approach: MANUAL)
2340-SHP Regarding Performance-Based Equity Compensation (General Approach: MANUAL)
2341-SHP Pay for [superior] Performance (General Approach: MANUAL)
2380-SHP Regarding Repricing Options (General Approach: FOR)
2390-SHP Regarding Expensing Stock Options (General Approach: FOR)
2502-SHP Regarding Confidential Voting (General Approach: MANUAL)
2515-SHP Regarding Majority Vote for Election of Directors (General Approach: FOR)
2555-SHP Regarding Redemption of/Shareholder Vote on Poison Pills (General Approach: FOR)
2560-SHP Regarding Reducing Supermajority Provisions (General Approach: FOR)
2588-SHP Requiring Directors to Consider the Effects of Mergers, Takeovers or Acquisitions on Company Stakeholders (General Approach: MANUAL)
2593-SHP Regarding Annual Meeting Date (General Approach: AGAINST)
2594-SHP Regarding Annual Meeting Location (General Approach: AGAINST)
2600-SHP Regarding Ceres Principles (General Approach: AGAINST)
2610-SHP Regarding Sustainability Report (General Approach: AGAINST)
2640-SHP Regarding Review Nuclear Facility/Waste (General Approach: AGAINST)
2650-SHP Regarding Report on Nuclear Weapons Production (General Approach: AGAINST)
2655-SHP Regarding Ending Nuclear Weapons Production (General Approach: AGAINST)
2660-SHP Regarding Space Weapons (General Approach: AGAINST)
2670-SHP Regarding Improving Elimination of Dioxin Formation (General Approach: AGAINST)
2671-SHP Regarding Report on Financial Risks of Cyanide Leaching (General Approach: AGAINST)
2675-SHP Regarding Safe Management of Wastes Contaminated by PCBs (General Approach: AGAINST)
2682-SHP Regarding Eliminating Mercury Pollution from the Hospital Waste Stream (General Approach: AGAINST)
2684-SHP Regarding Adoption of Comprehensive Recycling Strategies (General Approach: AGAINST)
2686-SHP Regarding Reporting and Reducing Greenhouse Gas Emissions (General Approach: MANUAL)
2695-SHP Regarding Misc. Energy/Environmental Issues (General Approach: MANUAL)

2715-SHP Regarding MacBride Principles (General Approach: AGAINST)
2725-SHP Regarding Review Mexican Work Force Conditions (General Approach: AGAINST)
2800-SHP Regarding Tobacco/Alcohol (General Approach: AGAINST)
2810-SHP Regarding Drug Pricing/Distribution (General Approach: AGAINST)
2830-SHP Regarding Reviewing Charitable Spending (General Approach: AGAINST)
2835-SHP Regarding Limiting or Ending Charitable Spending (General Approach: AGAINST)
2840-SHP Regarding Reviewing Political Spending or Lobbying (General Approach: AGAINST)
2845-SHP Regarding Limiting or Ending Political Spending (General Approach: AGAINST)
5030-Financial Statements (General Approach: FOR)
5220-Appointment of Auditor and Authority to Set Fees (General Approach: FOR)
5230-Authority to Set Auditor’s Fees (General Approach: FOR)
5501-Directors’ Fees & Audit Fees (General Approach: FOR)
5740-Related Party Transactions (General Approach: MANUAL)
5759-Routine Meeting Item (General Approach: FOR)
5790-Right to Adjourn Meeting (General Approach: MANUAL)
5834-Issuance of Repurchased Shares (General Approach: MANUAL)
5838-Authority to Repurchase Shares (General Approach: MANUAL)
5839-Repurchase of Shares (General Approach: MANUAL)
5840-Stock Split (General Approach: FOR)
5842-Reverse Stock Split (General Approach: MANUAL)
5858-Amendment to Par Value (General Approach: FOR)
6160-End to Supermajority Voting Requirement (General Approach: FOR)
6200-Merger/Acquisition (General Approach: MANUAL)
7050-SHP Regarding Nominating Committee (General Approach: FOR)
7390-SHP Advisory Vote on Compensation Report (Say on Pay) (General Approach: MANUAL)
7500-SHP Regarding Approval of Confidential Voting (General Approach: MANUAL)
7565-SHP Requiring Directors to Consider the Effects of Mergers, Takeovers or Acquisitions on Company Stakeholders (General Approach: MANUAL)
7570-SHP Regarding Opposition to Merger/Acquisition (General Approach: MANUAL)
7686-SHP Regarding Reporting and Reducing Greenhouse Gas Emissions (General Approach: MANUAL)
7695-SHP Regarding Misc. Environmental Issue (General Approach: MANUAL)

APPENDIX E

EQ ADVISORS TRUST

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its ownership of more than 95% of the Trust’s shares as of August 31, 2013. Shareholders owning more than 25% of the outstanding shares of a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing separate classes of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

To the Trust’s knowledge, as of August 31, 2013, the following persons owned Contracts entitling such persons to give voting instructions regarding more than 25% of the outstanding shares of any Portfolio:

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
All Asset Aggressive — Alt 25 Portfolio — Class K	Jacobson, Jeffrey D.	20,527.58	61.25%
	Jeffrey D. Jacobson
	Jeffrey D. Jacobson, DDS
	1024 Colington RD #1
	Kill Devil Hills, NC 27948

AXA Balanced Strategy Portfolio — Class IA	Mr. Witold K. Urbanowicz	8,649.98	46.11%
	101 Windrock Ln
	Cary, NC 27518-9766

AXA Growth Strategy Portfolio — Class IA	Mr. Christopher M. Condron	38,480.22	41.43%
	1115 5TH Ave APT 9B
	New York, NY 10128-0100

All Asset Growth — Alt 20 Portfolio — Class K	Cox & Greenstein PA	5,559.06	34.87%
	ATTN: Dr. Mark Greenstein
	W. Cox & M. Greenstein PA
	7905 Malcolm RD STE 104
	Clinton, MD 20735-1734

AXA Balanced Strategy Portfolio — Class IA	Mr. Howard Starr	6,438.59	34.32%
	3606 S Ocean Blvd APT 201
	Highland Bch, FL 33487-3352

All Asset Aggressive Growth — Alt 25 Portfolio — Class IB	Howard D. Olinsky	4,962.93	31.35%
	4435 Swissvale Dr
	Manlius, NY 13104

All Asset Moderate Growth — Alt 15 Portfolio — Class K	Golden, Robert L	20,411.87	30.14%
	ATTN: Dr. Robert Golden
	Robert Golden DDS
	38 Betsey Ross Drive
	Allentown, NJ 08501

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
EQ/Large Cap Core PLUS Portfolio — Class IA	Ludwig Fmly IRR TST DTD 20080520	40,099.50	29.59%
	Kathleen W. Ludwig
	Rita Whitehead Garland TTEE
	605 Piermond Road
	Demarest, NJ 07627

EQ/Emerging Markets Equity PLUS Portfolio — Class IB	Michael J. Phillips	14,744.21	29.38%
	435 8th Ave W
	Kirkland, WA 98033

All Asset Aggressive — Alt 25 Portfolio — Class IB	Earl Thomas Roberts	4,508.58	28.48%
	525 W El Norte Pkwy, SPC 204
	Escondido, CA 92026

EQ/Quality Bond PLUS Portfolio — Class IA	AXA/Equitable Life Ins Co	5,938,320.73	27.51%
	c/o Barbara Gerstel
	525 Washington Blvd 36th Floor
	Jersey City, NJ 07310

EQ/Wells Fargo Omega Growth Portfolio — Class IA	AXA/Equitable Life Ins Co	265,391.57	25.58%
	c/o Barbara Gerstel
	525 Washington Blvd 36th Floor
	Jersey City, NJ 07310

To the Trust’s knowledge, as of August 31, 2013, the following persons owned Contracts entitling such persons to give voting instructions regarding 5% or more of the outstanding shares of any class of any Portfolio.

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
EQ/Quality Bond PLUS Portfolio — Class IA	Bayer Corporation	1,126,561.48	5.21%
	c/o James K. Martin
	Capital Markets & Trust Investments
	100 Bayer Road
	Pittsburgh, PA 15205-9741

EQ/Intermediate Government Bond Index Portfolio — Class IA	Ashland Inc Retire Bnft SEC TR	2,161,124.06	12.67%
	c/o Valerie Washington
	PNC BANK NA
	2 PNC Plaza, 7th Floor
	620 Liberty Avenue
	Pittsburg, PA 15222

EQ/Money Market Portfolio — Class IA	AXA/Equitable Life Ins Co	49,574,770.51	8.43%
	c/o Barbara Gerstel
	525 Washington Blvd, 36th Floor
	Jersey City NJ 07310

EQ/JPMorgan Value Opportunities Portfolio — Class IA	AXA/Equitable Life Ins Co	181,507.66	17.52%
	c/o Barbara Gerstel
	525 Washington Blvd, 36th Floor
	Jersey City NJ 07310

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
EQ/Core Bond Index Portfolio — Class IA	Bank of America N.A.	595,983.48	6.06%
	Trustee FBO Pitney Bowes Inc.
	Attn: Ms. Lisa Ann Riso, VP
	1300 Merrill Lynch Drive MSC 0303
	Pennington, NJ 08534

EQ/Small Company Index Portfolio — Class IA	TRUST DTD 05/12/2010 Shaw Delaware	446,289.17	7.15%
	Charles Schwab BankTTEE
	c/o Edward Leo
	500 Delaware Avenue, STE 730
	Wilmington, DE 19801

EQ/Large Cap Core PLUS Portfolio — Class IA	V Binber REV TST DTD 19930319 ETAL	22,301.95	16.45%
	Patricia S. Binger
	Wells Fargo Bank NA
	Wlm Appt Insurance Trust
	P O Box 5953
	Sioux Falls, SD 57117

EQ/Large Cap Core PLUS Portfolio — Class IA	Thomas Huhn IRR TR 20061226	11,906.65	8.78%
	Lucy M. Huhn
	Patrick B. McDonnell TTEE
	N 102 W 14198 Berrywood Court
	Germantown, WI 53022

EQ/Large Cap Core PLUS Portfolio — Class IA	Ashok Rametra FAM TST 19970410	11,039.96	8.14%
	Rama Rametra
	1 Cobble Court
	Loudonville, NY 12211

EQ/Large Cap Core PLUS Portfolio — Class IA	Rama Rametra FAM TST 19970410	11,011.68	8.12%
	Rama Rametra
	1 Cobble Court
	Loudinville, NY 12211

EQ/Large Cap Core PLUS Portfolio — Class IA	Nicole R. Dintaman Etal	9,793.74	7.22%
	Teryl E. Dintaman
	215 S Lucerne Blvd
	Los Angeles, CA 90004

EQ/Wells Fargo Omega Growth Portfolio — Class K	Cox & Greenstein PA	28,679.15	7.44%
	Attn: Dr. Mark Greenstein
	W. Cox & M. GreenStein PA
	7905 Malcolm RD, Ste 104
	Clinton, MD 20735-1734

EQ/Wells Fargo Omega Growth Portfolio — Class K	Allen & Cates	27,075.63	7.02%
	Attn: Dr. Edwin M. Allen
	Drs Allen & Cates
	322 S. Coit Street
	Florence, SC 29501

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
EQ/Wells Fargo Omega Growth Portfolio — Class K	Univer. Orthodontics	26,397.66	6.84%
	Dr. Bob Haraway
	University Orthodontics, P.C.
	641 Helen Keller Blvd
	Tuscaloosa, AL 35404-2983

EQ/Wells Fargo Omega Growth Portfolio — Class K	Reed, Robert D.	19,643.19	5.09%
	Attn: Dr. Robert Reed
	Robert D. Reed, DDS
	73071 Fredwaring Drive
	Palm Desert, CA 92260

EQ/International Core PLUS Portfolio — Class IA	AXA/Equitable Life Ins Co	90,910.27	6.76%
	c/o Barbara Gerstel
	525 Washington Blvd, 36th Floor
	Jersey City NJ 07310

EQ/International Core PLUS Portfolio — Class IA	E Thompson Trst Etal 20051130	84,309.60	6.27%
	Nancy E. Thompson
	1151 S El Molino Ave
	Pasadena, CA 91106

EQ/Equity Growth PLUS Portfolio — Class IA	AXA/Equitable Life Ins Co	170,551.81	9.10%
	c/o Barbara Gerstel
	525 Washington Blvd, 36th Floor
	Jersey City NJ 07310

EQ/Boston Advisors Equity Income Portfolio — Class IA	Bank of America N.A.	478,048.53	7.88%
	Trustee FBO Pitney Bowes Inc.
	Attn: Ms. Lisa Ann Riso, VP
	1300 Merrill Lynch Drive MSC 0303
	Pennington, NJ 08534

EQ/Boston Advisors Equity Income Portfolio — Class IA	Wells Fargo Bank Iowa, N.A. AS Trus	350,486.24	5.78%
	For the IBP, INC Retirement Plan
	666 Walnut Street
	Attn: Sandra Zenk, MAC N8200-036
	Des Moines, IA 50309

EQ/Montag & Caldwell Growth Class IA	Asplundh Tree Expert Company	601,569.63	13.19%
	c/o Joe Dwyer
	708 Blair Mill Road
	Willow Grove, PA 19090

EQ/GAMCO Mergers and Aquistions Portfolio — Class IA	AXA/Equitable Life Ins Co	95,177.96	8.78%
	c/o Barbara Gerstel
	525 Washington Blvd, 36th Floor
	Jersey City NJ 07310

EQ/MFS International Growth Portfolio — Class IA	AXA/Equitable Life Ins Co	411,134.23	12.87%
	c/o Barbara Gerstel
	525 Washington Blvd, 36th Floor
	Jersey City NJ 07310

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
EQ/MFS International Growth Class IA	Trust DTD 05/12/2010 Shaw Delaware	297,344.22	9.31%
	Charles Schwab Bank TTEE
	c/o Edward Leo
	500 Delaware Ave, Ste 730
	Wilmington, DE 19801

EQ/MFS International Growth Portfolio — Class IA	Neidhart, Ronald H	38,254.80	6.77%
	R.H. Neidhard
	Ronald H. Neidhard
	16906 Oak Park Ave
	Tinley Park, IL 60477

EQ/MFS International Growth Portfolio — Class IA	O’Niel, Philip D III	29,849.22	5.28%
	Philip D. O’Niel III DDS
	Philip D O’Niel III DDS., P.C.
	1272 Indian Mountain Trail
	Bloomfield Hills, MI 48301

EQ/MFS International Growth Portfolio — Class IA	Smith, Collin	29,259.53	5.18%
	Attn: Dr. Sith
	Dr. Colin Smith, DMD, PC
	16699 SW Boones Ferry Road
	Suite 200
	Lake Oswego, OR 97035

EQ/PIMCO Ultra Short Bond Portfolio — Class IA	AXA/Equitable Life Ins Co	316,623.82	5.20%
	c/o Barbara Gerstel
	525 Washington Blvd, 36th Floor
	Jersey City NJ 07310

EQ/Lord Abbett Lage Cap Core Portfolio — Class IA	AXA/Equitable Life Ins Co	113,107.57	18.48%
	c/o Barbara Gerstel
	525 Washington Blvd, 36th Floor
	Jersey City NJ 07310

EQ/Lord Abbett Lage Cap Core Portfolio — Class IB	Kelly Tractor Co.	265,146.18	6.10%
	Personal and Confidential
	Attn. John Horn
	Doral, FL 33166-340

EQ/Invesco Comstock Portfolio — Class IA	AXA/Equitable Life Ins Co	74,268.11	7.45%
	c/o Barbara Gerstel
	525 Washington Blvd, 36th Floor
	Jersey City NJ 07310

EQ/Franklin Core Balanced Portfolio — Class IA	Joel M. Graybeal	74,738.35	5.54%
	302 Kirkeenan Circle
	Morrisville, NC 27560

EQ/Mutual Large Cap Equity Portfolio — Class IA	27/2 NT Trust CRT DTD 12/ Kelley IN	39,537.08	5.33%
	10607 Martha St
	Omaha, NE 68124

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
EQ/Franklin Templeton Allocation Portfolio — Class IA	Hoshiar Singh Grewal	33,483.83	6.76%
	671 Turquoise Dr
	Herculese, CA 94547-1746

EQ/Franklin Templeton Allocation Portfolio — Class IA	Patricia Kay Boulware Miller	25,161.90	5.08%
	4 Dory Dilts Road
	Flemington, NJ 08822

AXA Balanced Strategy Portfolio — Share Class IA	Ms Marcia L. Posenauer	3,668.60	19.55%
	22 Mac Arthur Rd
	Baldwinsville, NY 13027

AXA Growth Strategy Portfolio — Class IA	Mr Howard Starr	14,488.48	15.60%
	3606 S Ocean Blvd, Apt 201
	Highland Bch, FL 33487-3352

AXA Growth Strategy Portfolio — Class IA	Donald Mc Lees	11,962.96	12.88%
	5555 Netherland Ave
	Bronx, NY 10471

AXA Growth Strategy Portfolio — Class IA	Mr William J. McDermott	10,614.05	11.42%
	35 S Chancellor Street
	Newton, PA 18940

AXA Growth Strategy Portfolio — Class IA	Mr. Witold K. Urbanowicz	8,322.48	8.96%
	101 Windrock Lane
	Cary, NC 27518-9766

AXA Growth Strategy Portfolio — Class IA	Mary Beth Farrell	5,320.08	5.72%
	201 E 87th St, Apt 11P
	New York, NY 10128-3214

AXA Ultra Conservative Strategy Portfolio — Class IB	Daniel D. Nelson	7,224.98	22.74%
	8753 E Bell Road, Suite 110
	Scottsdale, AZ 85260

AXA Ultra Conservative Strategy Portfolio — Class IB	David Biasotti	5,963.75	18.77%
	2471 Bridle Path Drive
	Gilroy, CA 95020

AXA Ultra Conservative Strategy Portfolio — Class IB	Joseph P. Nooft	3,701.04	11.65%
	413 Sassanqua Drive
	Georgetown, SC 29440

AXA Ultra Conservative Strategy Portfolio — Class IB	Christophe Triolo	3,608.73	11.36%
	32 Bedford Dr.
	Skillman, NJ 08558

AXA Ultra Conservative Strategy Portfolio — Class IB	Robert M. Schaefer	3,368.69	10.60%
	1N676 Wentworth Ct
	Winfield, IL 60190

All Asset Moderate Growth-Alt 15 Portfolio — Class IB	Brenda Eschberger	24,544.45	18.56%
	102 Webber Lane
	Bastrop, TX 78602

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
All Asset Moderate Growth — Alt 15 Portfolio — Class IB	Debra C. Howard	13,717.04	10.37%
	121 Keiter Rd
	Halifax, PA 17032

All Asset Moderate Growth —Alt 15 Portfolio — Class IB	Margaret Brooks	9,801.84	7.41%
	1143 White Oak Rd
	Amelia, OH 45102

All Asset Moderate Growth —Alt 15 Portfolio — Class IB	Steve Wolverton	9,319.72	7.04%
	3901 Pebblebrook Dr
	League City, TX 77573

All Asset Moderate Growth —Alt 15 Portfolio — Class IB	Kathryn L. Gibson	8,385.84	6.34%
	9747 Charmont R
	La Porte, TX 77571

All Asset Moderate Growth —Alt 15 Portfolio — Class K	Hinterman, John V	11,685.15	17.25%
	Attn: John V Hinterman, DDS
	John V. Hinterman, DDS
	G 3535 Beecher Road, Suite J
	Flint, MI 48532

All Asset Moderate Growth —Alt 15 Portfolio — Class K	Williams, Daniels S.	8,255.02	12.19%
	Belinda Williams
	Daniel S. Williams, DDS PC
	70 W. Mercury Blvd., Suite 102
	Hampton, VA 23669-2570

All Asset Moderate Growth —Alt 15 Portfolio — Class K	Caledonia Family	6,441.03	9.51%
	Meghan Wheeler-Beachel
	Caledonia Family Dentistry
	3352 Brown Road
	Caledonia, NY 14423-9534

All Asset Moderate Growth —Alt 15 Portfolio — Class K	Cooper, George R	4,781.31	7.06%
	George R. Cooper
	George R. Cooper, DDS
	2121 E Dupont
	Fort Wayne, IN 46845

All Asset Moderate Growth — Alt 15 Portfolio — Class K	New Jersey Dental	3,509.62	5.18%
	Attn: Stan Orenstein
	New Jersey Dental Association
	One Dental Plaza
	P.O. Box 6020
	North Brunswick, NJ 08902-6020

All Asset Aggressive Growth — Alt 25 Portfolio — Class IB	James Morgan	2,955.41	18.67%
	3610 LauraShawn Ln
	Escondido, CA 92026-8537

All Asset Aggressive — Alt 25 Portfolio — Class IB	Susan Breen-Landry	1,093.86	6.91%
	6 Adelaide Circle
	Worcester, MA 01606

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
All Asset Aggressive — Alt 25 Portfolio — Class K	Jagirdar, Brian	6,520.57	19.45%
	Dr. Brian Jagirdar
	Brian Jagirdar, DMD, PA
	70 S. State Street
	Vineland, NJ 08360

All Asset Aggressive — Alt 25 Portfolio — Class K	New Haven Oral & Max	1,790.92	5.34%
	Attn: Ronald R. Montano, D.D.S
	New Haven Oral & Maxillofacial
	310 Main Street
	East Haven, CT 06512

All Asset Aggressive — Alt 25 Portfolio — Class K	Murry, William	1,781.34	5.31%
	William Murray, DDS
	214-81 JAMAICA AVE.
	Queens Village, NY 11428

AXA Aggressive Strategy Portfolio — Class IB	Joan Tencza	35,470.51	6.79%
	11235 Brambleleaf Way
	Hudson, FL 34667

AXA Aggressive Strategy Portfolio — Class IB	Bruce Doynow	34,458.23	6.60%
	233 West 99th Street, Apt 18-C
	New York, NY 10025

AXA Aggressive Strategy Portfolio — Class IB	Marlin E. Potteiger	29,909.23	5.73%
	2191 Tall Oaks Lane
	York, PA 17403

EQ/Emerging Markets Equity PLUS Portfolio — Class IB	9 R Trust U/A/D 1/22/9 John C. Phela	4,645.18	9.25%
	8005 Savoy Club Ct.
	Burr Ridge, IL 60527

EQ/Emerging Markets Equity PLUS Portfolio — Class IB	William T. Walkinshaw	2,846.98	5.67%
	1500 East Teton Blvd
	Green River, WY 82935

EQ/Emerging Markets Equity PLUS Portfolio — Class IB	Karen R. Connelly	2,547.63	5.07%
	6401 Newburgh Rd
	Evansville, IN 47715

EQ/Natural Resources PLUS Portfolio — Class IB	Robert E. Suchy	2,066.91	15.00%
	4761 Williamsport Rd
	Elizabeth, PA 15037

EQ/Natural Resources PLUS Portfolio — Class IB	Karen R. Connelly	1,295.68	9.40%
	6401 Newburg Rd
	Evansville, IN 47715

EQ/Natural Resources PLUS Portfolio — Class IB	Charles Szpylman	1,118.98	8.12%
	164 Taunton Pl
	Buffalo, NY 14216

EQ/Natural Resources PLUS Portfolio — Class IB	Madiha Shakir	919.76	6.67%
	1281 Jandras Circle
	Atlanta, GA 30316

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
EQ/High Yield Bond Portfolio — Class IB	Denise D. Ring	8,816.31	15.12%
	8017 Ellisville Dr
	Louisa, VA 23093

EQ/High Yield Bond Portfolio — Class IB	And Jean Burns Decl Robert D. Burn	5,028.25	8.62%
	73 Veranda Way
	Palm Coast, FL 32137

EQ/PIMCO Global Real Return Portfolio — Class IB	William T. Walkinshaw	5,282.71	5.48%
	1500 East Teton Blvd
	Green River, WY 82935

EQ/PIMCO Global Real Return Portfolio — Class IB	Stevan J. Skorupski	5,002.19	5.19%
	19970 Norton Ct
	Grosse Point Woods, MI 48326

All Asset Growth — Alt 20 Portfolio — Class K	Heins Family Dent.	2,293.07	14.38%
	Robert W. Heins DDS
	Heins Family Dentistry
	75 Court Street
	Plattsburgh, NY 12901

All Asset Growth — Alt 20 Portfolio — Class K	Garey, Gregory R	1,969.87	12.35%
	Linda Garey
	Gregory R. Garey, D.D.S.
	3296 West Market Street
	Akron, OH 44333

All Asset Growth — Alt 20 Portfolio — Class K	Cashion, Joy	1,588.53	9.96%
	Joy Cashion
	Cashion Dental PA
	2232 Rockinham Loop
	College Station, TX 77845

All Asset Growth — Alt 20 Portfolio — Class K	Diepstra, Albert	1,398.17	8.77%
	Albert A. Diepstra, DDS
	311 Hambletonian Drive
	Oak Brook, IL 60523

All Asset Growth — Alt 20 Portfolio — Class K	Standerfer, Tim L.	1,377.26	8.63%
	Tim L. Standerfer, DMD
	590 Hammill Lane
	Reno, NV 89511-2045

All Asset Growth — Alt 20 Portfolio — Class K	Wavernek, Thomas	1,094.44	6.86%
	Attn: Thomas L. Wavernek DDS
	Thomas L. Wavernek DDS S.C.
	4989 Lakeview Ct
	Oconomowoc, WI 53066

To the Trust’s knowledge, as of August 31, 2013, the following Portfolios of the Trust and AXA Allocation Portfolios and Target Allocation Portfolios of AXA Premier VIP Trust (“Allocation Portfolios”) owned shares of record in the following Portfolios of the Trust entitling such Allocation Portfolios to give voting instructions regarding 5% or more of the outstanding shares of any class of such Portfolios:

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Class K
AXA Conservative Allocation Portfolio — Class K	EQ/Global Bond PLUS	2,304,648.93	15.14%
	EQ/PIMCO Ultra Short Bond	27,365,013.95	13.59%
	EQ/Intermediate Government Bond	68,227,621.96	9.86%
	EQ/Core Bond Index	50,066,811.77	9.29%

AXA Conservative PLUS Allocation Portfolio — Class K	EQ/Global Bond PLUS	1,772,718.17	11.64%
	EQ/PIMCO Ultra Short Bond	19,955,449.71	9.91%
	EQ/Mid Cap Index	306,546.71	8.78%
	EQ/Boston Advisors Equity Income	6,353,422.77	7.24%
	EQ/Intermediate Government Bond	49,445,801.25	7.15%
	EQ/Core Bond Index	36,348,736.34	6.74%
	EQ/BlackRock Basic Value Equity	2,524,404.21	6.58%
	ATM Mid Cap	1,894,014.26	6.29%
	EQ/Large Cap Core PLUS	3,142,718.81	5.93%

AXA Moderate Allocation Portfolio — Class K	EQ/Global Bond PLUS	7,983,929.92	52.44%
	EQ/PIMCO Ultra Short Bond	88,160,356.04	43.79%
	EQ/Boston Advisors Equity Income	31,031,372.32	35.34%
	EQ/BlackRock Basic Value Equity	12,731,857.52	33.17%
	EQ/Large Cap Core PLUS	17,377,781.54	32.78%
	EQ/Intermediate Government Bond	219,795,041.29	31.77%
	ATM International	69,994,232.94	31.68%
	EQ/Large Cap Growth PLUS	15,185,690.70	31.06%
	EQ/MFS International Growth	43,678,625.71	30.70%
	ATM Mid Cap	9,012,176.93	29.92%
	EQ/Core Bond Index	161,252,995.05	29.91%
	EQ/Global Multi-Sector Equity	12,967,204.38	29.84%
	ATM Large Cap	94,747,318.40	28.27%
	EQ/AllianceBernstein Small Cap Growth	12,316,510.89	26.98%
	EQ/GAMCO Small Company Value	3,284,975.01	26.85%
	EQ/International Core PLUS	10,570,714.03	26.84%
	ATM Small Cap	24,191,053.46	26.83%
	EQ/AXA Franklin Small Cap Value Core	4,228,375.77	26.48%
	EQ/International ETF	9,627,388.32	25.82%
	EQ/International Value PLUS	5,766,324.02	23.54%
	EQ/Large Cap Growth Index	8,564,413.88	22.49%
	EQ/Large Cap Value PLUS	7,403,050.50	16.59%
	EQ/International Equity Index	1,927,479.17	13.59%
	EQ/Mid Cap Index	334,085.93	9.56%
	EQ/Small Company Index	283,116.48	5.14%

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Class K
AXA Moderate PLUS Allocation Portfolio — Class K	ATM Small Cap	46,622,248.62	51.70%
	EQ/AXA Franklin Small Cap Value Core	8,050,335.74	50.42%
	ATM International	103,830,155.09	47.00%
	EQ/AllianceBernstein Small Cap Growth	21,359,541.92	46.79%
	EQ/International Value PLUS	11,138,763.14	45.47%
	ATM Large Cap	151,275,032.66	45.14%
	EQ/Large Cap Value PLUS	19,952,138.92	44.70%
	EQ/Large Cap Growth Index	16,569,518.29	43.52%
	ATM Mid Cap	13,078,057.69	43.42%
	EQ/Large Cap Core PLUS	22,480,605.93	42.40%
	EQ/International Core PLUS	16,676,965.55	42.35%
	EQ/Large Cap Growth PLUS	20,624,777.26	42.18%
	EQ/BlackRock Basic Value Equity	15,753,147.17	41.04%
	EQ/Boston Advisors Equity Income	35,883,840.99	40.87%
	EQ/MFS International Growth	57,234,142.28	40.23%
	EQ/International Equity Index	5,559,181.22	39.21%
	EQ/Global Multi-Sector Equity	16,887,274.18	38.86%
	EQ/International ETF	14,160,852.25	37.98%
	EQ/GAMCO Small Company Value	3,856,388.08	31.52%
	EQ/PIMCO Ultra Short Bond	59,060,074.71	29.34%
	EQ/Intermediate Government Bond	151,724,882.96	21.93%
	EQ/Core Bond Index	108,154,405.70	20.06%
	EQ/Small Company Index	761,428.80	13.82%
	EQ/Mid Cap Index	231,763.22	6.63%

AXA Aggressive Allocation Portfolio — Class K	EQ/International Equity Index	6,005,824.53	42.36%
	EQ/Large Cap Value PLUS	14,966,411.61	33.53%
	EQ/International Value PLUS	6,572,432.19	26.83%
	EQ/Large Cap Growth Index	9,697,847.01	25.47%
	EQ/AXA Franklin Small Cap Value Core	3,378,086.21	21.16%
	ATM Large Cap	62,621,547.63	18.69%
	EQ/GAMCO Small Company Value	2,202,617.03	18.01%
	ATM Mid Cap	5,419,209.38	17.99%
	ATM Small Cap	15,832,058.09	17.56%
	EQ/Mid Cap Index	597,374.51	17.10%
	EQ/MFS International Growth	24,127,232.02	16.96%
	ATM International	35,459,342.31	16.05%
	EQ/Large Cap Core PLUS	8,212,981.29	15.49%
	EQ/Large Cap Growth PLUS	7,506,230.72	15.35%
	EQ/International ETF	5,179,956.82	13.89%
	EQ/International Core PLUS	5,463,493.60	13.87%
	EQ/AllianceBernstein Small Cap Growth	5,911,292.20	12.95%
	EQ/Global Multi-Sector Equity	5,504,278.39	12.67%
	EQ/Small Company Index	632,715.20	11.48%
	EQ/BlackRock Basic Value Equity	4,359,464.05	11.36%
	EQ/Boston Advisors Equity Income	7,877,575.98	8.97%

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Class K
All Asset Growth — Alt 20 Portfolio — Class K	EQ/Real Estate PLUS	1,333,013.16	98.21%
	EQ/PIMCO Global Real Return	1,195,527.48	97.91%
	EQ/GAMCO Mergers and Acquisitions	1,184,643.91	90.54%
	EQ/Natural Resources PLUS	1,098,267.19	80.04%
	EQ/Emerging Markets Equity PLUS	737,173.00	54.58%
	EQ/Davis New York Venture	823,588.69	41.28%
	EQ/T. Rowe Price Growth Stock	777,849.29	28.81%
	EQ/High Yield Bond	864,417.36	27.16%
	EQ/Global Bond PLUS	1,600,995.80	10.52%

Target Allocation 2015 Portfolio — Class K	EQ/Equity 500 Index	479,819.63	7.20%

Target Allocation 2025 Portfolio — Class K	EQ/Equity 500 Index	1,107,141.32	16.62%
	EQ/Small Company Index	571,493.33	10.37%
	EQ/International ETF	2,477,818.80	6.65%

Target Allocation 2035 Portfolio — Class K	EQ/Equity 500 Index	876,691.04	13.16%
	EQ/Small Company Index	517,701.17	9.40%

Target Allocation 2045 Portfolio — Class K	EQ/Equity 500 Index	603,920.08	9.06%
	EQ/Small Company Index	355,421.76	6.45%

AXA Conservative Strategy Portfolio — Class K	EQ/AllianceBernstein Short-Term Bond	8,521,838.10	11.01%

AXA Conservative Growth Strategy Portfolio — Class K	EQ/AllianceBernstein Short-Term Bond	10,175,863.75	13.15%
	AXA Tactical Manager 400	567,778.09	7.21%
	AXA Tactical Manager 2000	4,713,224.27	6.87%
	AXA Tactical Manager International	4,642,468.73	6.77%
	AXA Tactical Manager 500	13,433,560.81	6.61%

AXA Balanced Strategy Portfolio — Class K	EQ/AllianceBernstein Short-Term Bond	17,365,405.10	22.44%
	AXA Tactical Manager 2000	12,030,077.90	17.53%
	AXA Tactical Manager International	12,003,124.41	17.50%
	AXA Tactical Manager 500	35,069,097.62	17.25%
	AXA Tactical Manager 400	1,305,200.57	16.56%
	EQ/Core Bond Index	37,578,536.45	6.97%
	EQ/Intermediate Government Bond	42,247,390.03	6.11%

AXA Moderate Growth Strategy Portfolio — Class K	AXA Tactical Manager 2000	31,489,576.66	45.88%
	AXA Tactical Manager International	31,265,063.21	45.57%
	AXA Tactical Manager 500	92,554,533.13	45.54%
	AXA Tactical Manager 400	3,338,682.82	42.37%
	EQ/AllianceBernstein Short-Term Bond	30,346,887.29	39.21%
	EQ/Core Bond Index	65,965,684.25	12.24%
	EQ/Intermediate Government Bond	73,381,345.84	10.61%

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Class K
AXA Growth Strategy Portfolio — Class K	AXA Tactical Manager 400	1,918,971.70	24.35%
	AXA Tactical Manager 500	45,247,621.15	22.26%
	AXA Tactical Manager International	15,032,480.29	21.91%
	AXA Tactical Manager 2000	14,910,926.33	21.73%
	EQ/AllianceBernstein Short-Term Bond	9,451,469.65	12.21%

AXA Aggressive Strategy Portfolio — Class K	AXA Tactical Manager 500	12,771,631.65	6.28%
	AXA Tactical Manager International	4,169,622.52	6.08%
	AXA Tactical Manager 2000	4,005,497.36	5.84%
	AXA Tactical Manager 400	450,010.54	5.71%

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Agreement and Declaration of Trust.[1]

(a)(2)	Amended and Restated Agreement and Declaration of Trust.[2]

(a)(2)(i)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust.[4]

(a)(2)(ii)	Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust.[6]

(a)(3)	Certificate of Trust.[1]

(a)(4)	Certificate of Amendment to the Certificate of Trust.[2]

(b)(1)(i)	By-Laws.[1]

(c)(1)(ii)	None, other than Exhibits (a)(2) and (b)(1)(i).

(d)	Investment Advisory Contracts

(d)(1)(i)(A)(i)	Investment Management Agreement dated as of May 1, 2011 between EQ Advisors Trust (the “Trust”) and AXA Equitable Funds Management Group, LLC (“FMG LLC” or “AXA FMG”). [29]

(d)(1)(i)(A)(ii)	Amendment No. 1 effective as of August 1, 2011 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [29]

(d)(1)(i)(A)(iii)	Amendment No. 2 effective as of September 1, 2011 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [29]

(d)(1)(i)(A)(iv)	Amendment No. 3 effective as of October 1, 2011 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC.[31]

(d)(1)(i)(A)(v)	Amendment No. 4 effective as of February 8, 2013 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC.[36]

(d)(1)(i)(A)(vi)	Amendment No. 5 effective as of September 1, 2012 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [36]

(d)(1)(i)(A)(vii)	Amendment No. 6 effective as of May 1, 2013 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. (filed herewith)

(d)(1)(i)(A)(viii)	Amendment No. 7 effective as of September 1, 2013 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. (filed herewith)

(d)(1)(i)(A)(ix)	Amendment No. 8 effective as of October 21, 2013 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. (filed herewith)

(d)(1)(i)(B)(i)	Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC with respect to the All Asset Growth – Alt 20 Portfolio (formerly, the All Asset Allocation Portfolio), EQ/Boston Advisors Equity Income Portfolio, EQ/GAMCO Mergers and Acquisitions Portfolio, EQ/GAMCO Small Company Value Portfolio, EQ/MFS International Growth Portfolio, EQ/Montag & Caldwell Growth Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/T. Rowe Price Growth Stock Portfolio and EQ/UBS Growth and Income Portfolio (collectively, the “MONY Portfolios”). [29]

(d)(1)(i)(B)(ii)	Amendment No. 1 effective as of April 30, 2012 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC on behalf of the MONY Portfolios. [34]

(d)(1)(i)(B)(iii)	Amendment No. 2 effective as of September 1, 2012 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and AXA FMG on behalf of the MONY Portfolios. [36]

(d)(1)(i)(C)(i)	Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC with respect to certain fund of funds portfolios (“Fund of Funds Portfolios”). [29]

(d)(1)(i)(C)(ii)	Amendment No. 1 dated as of June 7, 2011 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC with respect to the Fund of Funds Portfolios.[30]

(d)(1)(i)(C)(iii)	Amendment No. 2 effective as of April 12, 2012 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC with respect to the Fund of Funds Portfolios. [34]

(d)(1)(i)(C)(iv)	Amendment No. 3 effective as of August 29, 2012 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC with respect to the Fund of Funds Portfolios.[36]

(d)(1)(i)(C)(v)	Amendment No. 4 effective as of October 21, 2013 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC with respect to the Fund of Funds Portfolios. (filed herewith)

(d)(2)(i)	Investment Advisory Agreement between FMG LLC and T. Rowe Price Associates, Inc. (“T. Rowe Price”) dated as of May 1, 2011. [29]

(d)(3)(i)	Investment Advisory Agreement between FMG LLC and Massachusetts Financial Services Company (doing business as MFS Investment Management) (“MFSIM”) dated as of May 1, 2011. [29]

(d)(4)(i)	Investment Advisory Agreement between FMG LLC and Morgan Stanley Investment Management (“MSIM”) dated as of May 1, 2011. [29]

(d)(5)(i)	Investment Advisory Agreement between FMG LLC and J.P. Morgan Investment Management, Inc. (“J.P. Morgan”) dated as of May 1, 2011. [29]

(d)(6)(i)(A)(i)	Investment Advisory Agreement between FMG LLC and AllianceBernstein L.P. (“AllianceBernstein”) effective as of May 1, 2011. [29]

(d)(6)(i)(A)(ii)	Amendment No. 1 effective as of September 1, 2011 to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011. [31]

(d)(6)(i)(A)(iii)	Amendment No. 2 effective as of August 1, 2012 to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011.[36]

(d)(6)(i)(A)(iv)	Amendment No. 3 effective as of September 1, 2012, to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011.[36]

(d)(6)(i)(B)(i)	Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011 with respect to the ATM Core Bond Portfolio and the ATM Intermediate Government Bond Portfolio. [29]

(d)(6)(i)(B)(ii)	Amendment No. 1 effective as of December 4, 2012 to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011 with respect to the EQ/AllianceBernstein Short-Term Bond Portfolio (formerly, ATM Core Bond Portfolio) and the EQ/AllianceBernstein Short Duration Government Bond Portfolio (formerly, ATM Intermediate Government Bond Portfolio). [36]

(d)(6)(i)(C)(i)	Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011 with respect to the EQ/Small Company Index Portfolio. [29]

(d)(7)(i)	Investment Advisory Agreement between FMG LLC and Capital Guardian Trust Company (“Capital Guardian”) dated as of May 1, 2011. [29]

(d)(8)(i)	Investment Advisory Agreement between FMG LLC and Calvert Investment Management, Inc. (“Calvert”) dated as of May 1, 2011. [29]

(d)(8)(ii)	Amended and Restated Investment Advisory Agreement between FMG LLC and Calvert dated as of August 1, 2011. [29]

(d)(9)(i)	Investment Advisory Agreement between FMG LLC and Marsico Capital Management, LLC (“Marsico”) dated as of May 1, 2011. [29]

(d)(10)(i)	Investment Advisory Agreement between FMG LLC and Pacific Investment Management Company, LLC (“PIMCO”) dated as of May 1, 2011. [29]

(d)(10)(ii)	Amendment No. 1 effective as of May 1, 2012 to the Investment Advisory Agreement between FMG LLC and PIMCO dated as of May 1, 2011. [36]

(d)(10)(iii)	Amendment No. 2 effective as of February 8, 2013 to the Investment Advisory Agreement between FMG LLC and PIMCO dated as of May 1, 2011. [36]

(d)(11)(i)	Investment Advisory Agreement between FMG LLC and Wellington Management Company, LLP (“Wellington”) dated as of May 1, 2011. [29]

(d)(12)(i)	Investment Advisory Agreement between FMG LLC and Boston Advisors, LLC (“Boston Advisors”) dated as of May 1, 2011. [29]

(d)(13)(i)	Investment Advisory Agreement between FMG LLC and GAMCO Asset Management, Inc. (“GAMCO”) dated as of May 1, 2011. [29]

(d)(14)(i)	Investment Advisory Agreement between FMG LLC and Montag & Caldwell, LLC (“Montag”) dated as of May 1, 2011. [29]

(d)(15)(i)	Investment Advisory Agreement between FMG LLC and SSgA Funds Management, Inc. (“SSgA FM”) dated as of May 1, 2011. [29]

(d)(15)(ii)	Amendment No. 1 effective as of July 10, 2012 to the Investment Advisory Agreement between FMG LLC and SSgA FM dated as of May 1, 2011. [36]

(d)(16)(i)	Investment Advisory Agreement between FMG LLC and UBS Global Asset Management (Americas) Inc. (“UBS”) dated as of May 1, 2011. [29]

(d)(17)(i)(A)(i)	Investment Advisory Agreement between FMG LLC and Wells Capital Management, Inc. (“Wells Capital”) dated as of May 1, 2011. [29]

(d)(17)(i)(B)(i)	Investment Advisory Agreement between FMG LLC, Wells Capital and First International Advisers, LLC (“First International”) dated as of May 1, 2011. [29]

(d)(18)(i)	Investment Advisory Agreement between FMG LLC and Lord Abbett & Co. LLC (“Lord Abbett”) dated as of May 1, 2011. [29]

(d)(19)(i)	Investment Advisory Agreement between FMG LLC and The Dreyfus Corporation (“Dreyfus”) dated as of May 1, 2011. [29]

(d)(20)(i)	Investment Advisory Agreement between FMG LLC and Bridgeway Capital Management, Inc. (“Bridgeway”) dated as of May 1, 2011. [29]

(d)(21)(i)	Investment Advisory Agreement between FMG LLC and Davis Selected Advisers, L. P. (“Davis”) dated as of May 1, 2011. [29]

(d)(22)(i)	Investment Advisory Agreement between FMG LLC and Franklin Advisory Services, LLC (“Franklin Advisory”) dated as of May 1, 2011. [29]

(d)(23)(i)	Investment Advisory Agreement between FMG LLC and Franklin Mutual Advisers, LLC (“Franklin Mutual”) dated as of May 1, 2011. [29]

(d)(24)(i)	Investment Advisory Agreement between FMG LLC and OppenheimerFunds, Inc. (“Oppenheimer”) dated as of May 1, 2011. [29]

(d)(25)(i)	Investment Advisory Agreement between FMG LLC and Franklin Advisers, Inc. (“Franklin Advisers”) dated as of May 1, 2011. [29]

(d)(26)(i)(A)(i)	Investment Advisory Agreement between FMG LLC and BlackRock Investment Management LLC (“BlackRock Investment”) effective as of May 1, 2011. [29]

(d)(26)(i)(B)(i)	Investment Advisory Agreement between FMG LLC and BlackRock Investment effective as of May 1, 2011 with respect to the Tactical Manager Portfolios. [29]

(d)(26)(i)(B)(ii)	Amended and Restated Investment Advisory Agreement between FMG LLC and BlackRock Investment effective as of August 1, 2011 with respect to the Tactical Manager Portfolios. [33]

(d)(27)(i)	Investment Advisory Agreement between FMG LLC and Institutional Capital, LLC (“ICAP”) dated as of May 1, 2011. [29]

(d)(28)(i)	Investment Advisory Agreement between FMG LLC, Wentworth Hauser and Violich, Inc. (“Wentworth Hauser”) and Hirayama Investments, LLC (“Hirayama Investments”) dated as of May 1, 2011. [29]

(d)(28)(ii)	Amended and Restated Investment Advisory Agreement by and among FMG LLC, WHV Investment Management (“WHV”) (formerly known as Wentworth Hauser) and Hirayama Investments effective as of July 10, 2012. [36]

(d)(29)(i)	Investment Advisory Agreement between FMG LLC and BlackRock Capital Management, Inc. (“BlackRock Capital”) effective as of May 1, 2011. [29]

(d)(30)(i)	Investment Advisory Agreement between FMG LLC and Invesco Advisers, Inc. (“Invesco”) dated as of May 1, 2011. [29]

(d)(31)(i)	Investment Advisory Agreement between FMG LLC and Northern Cross, LLC (“Northern Cross”) dated as of May 1, 2011. [29]

(d)(32)(i)	Investment Advisory Agreement between FMG LLC and Templeton Investment Counsel, LLC (“Templeton Investment”) dated as of May 1, 2011. [29]

(d)(34)(i)	Investment Advisory Agreement between AXA FMG and EARNEST Partners, LLC (“EARNEST”) dated as of August 1, 2012. [36]

(d)(35)(i)	Investment Advisory Agreement between AXA FMG and RBC Global Asset Management (U.S.) Inc. (“RBC GAM US”) dated as of December 12, 2012. [36]

(d)(37)(i)	Investment Advisory Agreement between FMG LLC and AXA Investment Managers, Inc. (“AXA IM”) effective as of February 8, 2013. [36]

(d)(38)(i)	Revised Form of Investment Advisory Agreement between FMG LLC and Palisade Capital Management, L.L.C. (“Palisade Capital”) effective as of October 21, 2013. (filed herewith)

(d)(39)(i)	Form of Investment Advisory Agreement between FMG LLC and AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) effective as of October 21, 2013. (filed herewith)

(e)	Underwriting Contracts

(e)(2)(i)	Amended and Restated Distribution Agreement between the Trust and AXA Distributors, LLC (“AXA Distributors”) dated as of July 15, 2002 with respect to Class IB shares.[6]

(e)(2)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares.[7]

(e)(2)(iii)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares.[8]

(e)(2)(iv)	Amendment No. 3, dated October 1, 2004 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares.[8]

(e)(2)(v)	Amendment No. 4, dated May 1, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[10]

(e)(2)(vi)	Amendment No. 5, dated September 30, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [11]

(e)(2)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [13]

(e)(2)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [15]

(e)(2)(ix)	Amendment No. 8 dated July 11, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [16]

(e)(2)(x)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [17]

(e)(2)(xi)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [20]

(e)(2)(xii)	Amendment No. 11 dated January 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [21]

(e)(2)(xiii)	Amendment No. 12 dated May 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [22]

(e)(2)(xiv)	Amendment No. 13 dated September 29, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [24]

(e)(2)(xv)	Amendment No. 14 dated as of August 16, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [27]

(e)(2)(xvi)	Amendment No. 15 dated as of December 15, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [27]

(e)(2)(xvii)	Amendment No. 16 dated as of June 7, 2011 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [30]

(e)(2)(xviii)	Amendment No. 17 dated as of April 12, 2012 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [34]

(e)(2)(xviv)	Amendment No. 18 dated as of August 29, 2012 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [36]

(e)(2)(xx)	Amendment No. 19 dated as of May 1, 2013 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. (filed herewith)

(e)(2)(xxi)	Amendment No. 20 dated as of October 21, 2013 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. (filed herewith)

(e)(4)(i)	Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios.[8]

(e)(4)(ii)	Amendment No. 1 dated July 11, 2007 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios. [16]

(e)(4)(iii)	Amendment No. 2 dated as of May 1, 2009 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios. [23]

(e)(4)(iv)	Amendment No. 3 dated as of September 29, 2009 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios. [24]

(e)(4)(v)	Amendment No. 4 dated as of May 1, 2011 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios. [29]

(e)(4)(vi)	Amendment No. 5 dated as of April 30, 2012 to the Distribution Agreement between the Trust and AXA Distributors dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios. [34]

(e)(5)(i)	Distribution Agreement between the Trust and AXA Distributors dated as of August 1, 2011 with respect to Class K shares. [29]

(e)(5)(ii)	Amendment No. 1 dated as of April 12, 2012 to the Distribution Agreement between the Trust and AXA Distributors dated as of August 1, 2011 with respect to Class K shares. [34]

(e)(5)(iii)	Amendment No. 2 dated as of August 29, 2012 to the Distribution Agreement between the Trust and AXA Distributors dated as of August 1, 2011 with respect to Class K shares. [36]

(e)(5)(iv)	Amendment No. 3 dated as of May 1, 2013 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. (filed herewith)

(e)(5)(v)	Amendment No. 4 dated as of October 21, 2013 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. (filed herewith)

(e)(6)(i)	Distribution Agreement between the Trust and AXA Distributors dated as of August 1, 2011 with respect to the Class K shares of the MONY Portfolios. [29]

(e)(6)(ii)	Amendment No. 1 dated as of April 30, 2012 to the Distribution Agreement between the Trust and AXA Distributors dated as of August 1, 2011 with respect to the Class K shares of the MONY Portfolios. [34]

(e)(7)(i)	Amended and Restated Distribution Agreement between the Trust and AXA Distributors effective January 1, 2012 with respect to the Class IA shares. [35]

(e)(7)(ii)	Amendment No. 1 effective as of March 1, 2012 to the Distribution Agreement between the Trust and AXA Distributors effective January 1, 2012 with respect to the Class IA shares. [35]

(e)(7)(iii)	Amendment No. 2 dated as of April 30, 2012, to the Distribution Agreement between the Trust and AXA Distributors dated as of January 1, 2012 with respect to the Class IA shares. [36]

(e)(7)(iv)	Amendment No. 3 dated as of July 10, 2012, to the Distribution Agreement between the Trust and AXA Distributors dated as of January 1, 2012 with respect to the Class IA shares. [36]

(f)	Form of Deferred Compensation Plan.[3]

(g)	Custodian Agreements

(g)(1)(i)	Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[5]

(g)(1)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[7]

(g)(1)(iii)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[8]

(g)(1)(iv)	Amendment No. 3, dated September 13, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[8]

(g)(1)(v)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[10]

(g)(1)(vi)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [11]

(g)(1)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [14]

(g)(1)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [15]

(g)(1)(ix)	Amendment No. 8 dated April 1, 2007 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [16]

(g)(1)(x)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [17]

(g)(1)(xi)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [20]

(g)(1)(xii)	Amendment No. 11 dated July 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [20]

(g)(1)(xiii)	Amendment No. 12 dated January 1, 2009 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [21]

(g)(1)(xiv)	Amendment No. 13 dated May 1, 2009 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [22]

(g)(1)(xv)	Amendment No. 14 dated as of September 29, 2009, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [24]

(g)(1)(xvi)	Amendment No. 15 dated as of October 1, 2009, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [24]

(g)(1)(xvii)	Amendment No. 16 dated as of August 16, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [27]

(g)(1)(xviii)	Amendment No. 17 dated as of December 15, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [27]

(g)(1)(xix)	Amendment No. 18 dated as of December 7, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [28]

(g)(1)(xx)	Amendment No. 19 dated as of May 1, 2011 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [29]

(g)(1)(xxi)	Amendment No. 20 dated as of July 20, 2011 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [29]

(g)(1)(xxii)	Amendment No. 21 dated as of April 30, 2012 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [34]

(g)(1)(xxiii)	Amendment No. 22 dated as of June 1, 2013 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. (filed herewith)

(g)(1)(xxiv)	Amendment No. 23 dated as of October 21, 2013 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. (filed herewith)

(h)	Other Material Contracts

(h)(1)(i)	Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [29]

(h)(1)(ii)	Amendment No. 1 dated June 7, 2011 to the Mutual Fund Service Agreement between the Trust and FMG LLC dated May 1, 2011. [30]

(h)(1)(iii)	Amendment No. 2 dated September 1, 2011 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [29]

(h)(1)(iv)	Amendment No. 3 dated as of October 1, 2011 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [31]

(h)(1)(v)	Amendment No. 4 dated as of April 12, 2012 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [34]

(h)(1)(vi)	Amendment No. 5 dated as of September 1, 2012, to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. [36]

(h)(1)(vii)	Amendment No. 6 dated as of May 1, 2013 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. (filed herewith)

(h)(1)(viii)	Amendment No. 7 dated as of September 1, 2013 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. (filed herewith)

(h)(1)(ix)	Amendment No. 8 dated as of October 21, 2013 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC. (filed herewith)

(h)(2)(i)	Sub-Administration Agreement between FMG LLC and JPMorgan Chase Bank dated May 1, 2011. [29]

(h)(3)(i)	Expense Limitation Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [29]

(h)(3)(ii)	Amendment No. 1 dated as of June 7, 2011 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [30]

(h)(3)(iii)	Amendment No. 2 dated as of August 19, 2011 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [29]

(h)(3)(iv)	Amendment No. 3 effective as of January 1, 2012 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [31]

(h)(3)(v)	Amendment No. 4 effective as of April 12, 2012 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [34]

(h)(3)(vi)	Amendment No. 5 effective as of May 1, 2013 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [37]

(h)(3)(vii)	Amendment No. 6 effective as of October 21, 2013 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. (filed herewith)

(h)(4)(i)	Amended and Restated Participation Agreement among the Trust, AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Distributors and AXA Advisors dated as of July 15, 2002.[6]

(h)(4)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[7]

(h)(4)(iii)	Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[8]

(h)(4)(iv)	Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[8]

(h)(4)(v)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[10]

(h)(4)(vi)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [12]

(h)(4)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [14]

(h)(4)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [15]

(h)(4)(ix)	Amendment No. 8 dated January 1, 2008 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [17]

(h)(4)(x)	Amendment No. 9 dated May 1, 2008 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [20]

(h)(4)(xi)	Amendment No. 10 dated January 1, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [21]

(h)(4)(xii)	Amendment No. 11 dated May 1, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [22]

(h)(4)(xiii)	Amendment No. 12 dated September 29, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [24]

(h)(4)(xiv)	Amendment No. 13 dated August 16, 2010 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [27]

(h)(4)(xv)	Amendment No. 14 dated as of December 15, 2010 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [27]

(h)(4)(xvi)	Amendment No. 15 dated June 7, 2011 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [30]

(h)(4)(xvii)	Amendment No. 16 dated as of April 30, 2012 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable and AXA Distributors dated July 15, 2002. [36]

(h)(4)(xviii)	Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [38]

(h)(4)(xix)	Amendment No. 1 dated as of June 4, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. (filed herewith)

(h)(4)(xx)	Amendment No. 2 dated as of October 21, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. (filed herewith)

(h)(5)(i)	Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Advisors, the Investment Plan for Employees, Managers and Agents, and AXA Equitable dated July 10, 2002.[6]

(h)(5)(ii)	Second Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Distributors, the AXA Equitable 401(k) Plan and AXA Equitable dated April 26, 2012. [36]

(i)	Legal Opinion

(i)(1)	Opinion and Consent of K&L Gates LLP with respect to EQ/Convertible Securities Portfolio, AXA SmartBeta Equity Portfolio, EQ/Energy ETF Portfolio, EQ/Low Volatility Global ETF Portfolio, All Asset Aggressive-Alt 50 Portfolio and All Asset Aggressive – Alt 75 Portfolio. (filed herewith)

Other Consents

(j)(1)	Consent of Independent Registered Public Accounting Firm. (filed herewith)

(k)	None

(l)	None

(m)	Distribution Plans

(m)(1)(a)	Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares adopted as of July 14, 2010. [26]

(m)(2)(a)	Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares of the MONY Portfolios adopted as of July 14, 2010. [26]

(m)(3)(a)	Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA shares adopted as of July 12, 2011. [33]

(n)	Multiple Class Plan

(n)(1)	Revised Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act. [29]

(p)	Codes of Ethics

(p)(1)	Code of Ethics of the Trust, FMG LLC and AXA Distributors, effective December 2011. [31]

(p)(2)	Revised Code of Ethics of AllianceBernstein, updated October 2011. [31]

(p)(3)	Revised Code of Ethics of Calvert, effective July 2012. [36]

(p)(4)	Revised Code of Ethics of Capital Guardian effective October 2012. [36]

(p)(5)	Revised Code of Ethics of J.P. Morgan, revised January 11, 2012, [36]

(p)(6)	Revised Code of Ethics of MFSIM, effective March 27, 2012.[36]

(p)(7)	Revised Code of Ethics of MSIM, effective June 29, 2012. [36]

(p)(8)	Revised Code of Ethics of T. Rowe Price, effective May 31, 2012. [36]

(p)(9)	Revised Code of Ethics of Marsico effective December 10, 2012. [36]

(p)(10)	Revised Code of Ethics of PIMCO, effective May 2009. [24]

(p)(11)	Revised Code of Ethics of Wellington, effective April 1, 2010. [27]

(p)(12)	Revised Code of Ethics of Boston Advisors, effective October 5, 2011. [33]

(p)(13)	Revised Code of Ethics of GAMCO, effective October 31, 2012. [36]

(p)(14)	Revised Code of Ethics of Montag, effective October 22, 2012. [36]

(p)(15)	Revised Code of Ethics of SSgA FM, effective April 1, 2012. [36]

(p)(16)	Revised Code of Ethics of UBS, effective January 7, 2013. [36]

(p)(17)	Revised Code of Ethics of Wells Capital and First International effective August 2, 2012. [36]

(p)(18)	Revised Code of Ethics of Lord Abbett, effective as of January 2012. [36]

(p)(19)	Revised Code of Ethics of Dreyfus and Mellon Capital, effective November 2007. [19]

(p)(20)	Revised Code of Ethics of Bridgeway, as amended October 25, 2010. [28]

(p)(21)	Revised Code of Ethics of Davis, effective August 2009. [24]

(p)(22)	Revised Code of Ethics of Franklin Advisory, Franklin Mutual, Franklin Advisers, and Templeton Investment revised May 2010 effective November 1, 2012. [36]

(p)(23)	Revised Code of Ethics of Oppenheimer, effective June 1, 2012. [36]

(p)(24)	Revised Code of Ethics of, BlackRock Investment and BlackRock Capital effective April 27, 2011. [33]

(p)(25)	Revised Code of Ethics of ICAP, effective April 1, 2012. [36]

(p)(26)	Revised Code of Ethics of WHVand Hirayama Investments, effective December 2012. [36]

(p)(27)	Revised Code of Ethics of Hirayama Investments, dated December 31, 2009. [25]

(p)(28)	Code of Ethics of Invesco, effective January 1, 2011. [33]

(p)(29)	Code of Ethics of Northern Cross dated March 25, 2009. [28]

(p)(31)	Code of Ethics of EARNEST, revised August 4, 2008. [31]

(p)(32)	Code of Ethics of RBC GAM (US) revised, September 6, 2011. [31]

(p)(34)	Code of Ethics of AXA IM. [36]

(p)(35)	Code of Ethics of Palisade Capital. (filed herewith)

(p)(36)	Code of Ethics of AXA Rosenberg. (filed herewith)

(p)(37)	Code of Ethics of Diamond Hill Capital Management, Inc. (“Diamond Hill”). (filed herewith)

Other Exhibits:

Revised Powers of Attorney. [16]

Powers of Attorney for Kenneth L. Walker and Caroline L. Williams. [31]

1.	Incorporated by reference to and/or previously filed with Registrant’s Registration Statement on Form N-1A filed on December 3, 1996 (File No. 333-17217).

2.	Incorporated by reference to and/or previously filed with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on January 23, 1997 (File No. 333-17217).

3.	Incorporated by reference to and/or previously filed with Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on April 7, 1997 (File No. 333-17217).

4.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A filed on January 23, 2001 (File No. 333-17217).

5.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed on April 3, 2002 (File No. 333-17217).

6.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A filed on February 7, 2003 (File No. 333-17217).

7.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A filed on February 10, 2004 (File No. 333-17217).

8.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A filed on October 15, 2004 (File No. 333-17217).

9.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A filed on February 8, 2005 (File No. 333-17217).

10.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed on April 7, 2005 (File No. 333-17217).

11.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed on August 24, 2005 (File No. 333-17217).

12.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed on April 5, 2006 (File No. 333-17217).

13.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A filed on August 23, 2006 (File No. 333-17217).

14.	Incorporated by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A filed on February 2, 2007 (File No. 333-17217).

15.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A filed on April 27, 2007 (File No. 333-17217).

16.	Incorporated by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A filed on October 4, 2007 (File No. 333-17217).

17.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed on December 27, 2007 (File No. 333-17217).

18.	Incorporated by reference to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A filed on February 1, 2008 (File No. 333-17217).

19.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on April 1, 2008 (File No. 333-17217).

20.	Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A filed on February 13, 2009 (File No. 333-17217).

21.	Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A filed on March 16, 2009 (File No. 333-17217).

22.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A filed on April 15, 2009 (File No. 333-17217).

23.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2009 (File No. 333-17217).

24.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A filed on January 21, 2010 (File No. 333-17217).

25.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2010 (File No. 333-17217).

26.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A filed on October 5, 2010 (File No. 333-17217).

27.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A filed on February 3, 2011 (File No. 333-17217).

28.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2011 (File No. 333-17217).

29.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on August 16, 2011 (File No. 333-17217).

30.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A filed on August 17, 2011 (File No. 333-17217).

31.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2012 (File No. 333-17217).

32.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A filed on February 1, 2012 (File No. 333-17217).

33.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A filed on February 6, 2012 (File No. 333-17217).

34	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2012 (File No. 333-17217).

35.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2012. (File No. 333-17217).

36.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A filed on February 7, 2013. (File No. 333-17217).

37.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 98 to the Registrant’s Registration Statement filed on April 30, 2013. (File No. 333-17217).

38.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 100 to the Registrant’s Registration Statement filed on July 22, 2013. (File No. 333-17217).

Item 29.	Persons Controlled by or Under Common Control with the Trust

AXA Equitable Life Insurance Company (“AXA Equitable”) controls the Trust by virtue of its ownership of more than 95% of the Trust’s shares as of August 31, 2013. All shareholders of the Trust are required to solicit instructions from their respective contract owners as to certain matters, if applicable. The Trust may in the future offer its shares to insurance companies affiliated and unaffiliated with AXA Equitable, to the AXA Equitable 401(k) Plan, to other tax-qualified retirement plans, to other series of the Trust and to series of AXA Premier VIP Trust, a separate registered investment company managed by FMG LLC, and to other investors eligible under applicable tax regulations.

AXA Equitable is a New York stock life insurance corporation and is an indirect wholly owned subsidiary of AXA Financial, Inc. (“AXA Financial”), which is a subsidiary of AXA, a French insurance holding company. AXA Financial continues to own 100% of AXA Equitable’s common stock. On September 7, 2004 the name “The Equitable Life Assurance Society of the United States” was changed to “AXA Equitable Life Insurance Company.” FMG LLC is a wholly owned subsidiary of AXA Equitable.

AXA owns, directly or indirectly through its affiliates, 100% of the outstanding common stock of AXA Financial. AXA is the holding company for an international group of insurance and related financial services companies. AXA’s insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in other regions including the Middle East, Africa and Latin America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities globally.

Item 30.	Indemnification

Registrant’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and By-Laws.

Article VII, Section 2 of the Declaration of Trust of EQ Advisors Trust (“Trust”) states, in relevant part, that a “Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, or Principal Underwriter of the Trust. The Trust shall indemnify each Person who is serving or has served at the Trust’s request as a director, officer, trustee, employee, or agent of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise to the extent and in the manner provided in the By-Laws.” Article VII, Section 4 of the Trust’s Declaration of Trust further states, in relevant part, that the “Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee, or agent of the Trust in connection with any claim, action, suit, or proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee of the Trust.”

Article VI, Section 2 of the Trust’s By-Laws states, in relevant part, that “[s]ubject to the exceptions and limitations contained in Section 3 of this Article VI, every [Trustee, officer, employee or other agent of the Trust] shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent.” Article VI, Section 3 of the Trust’s By-Laws further states, in relevant part, that “[n]o indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust]: (a) who shall have been adjudicated, by the court or other body before which the proceeding was brought, to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (collectively, “disabling conduct”); or (b) with respect to any proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the proceeding was brought that such [Trustee, officer, employee or other agent of the Trust] was liable to the Trust or its Shareholders by reason of disabling conduct, unless there has been a determination that such [Trustee, officer, employee or other agent of the Trust] did not engage in disabling conduct: (i) by the court or other body before which the proceeding was brought; (ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust] with respect to any proceeding in the event of (1) a final decision on the merits by the court or other body before which the proceeding was brought that the [Trustee, officer, employee or other agent of the Trust] was not liable by reason of disabling conduct, or (2) the dismissal of the proceeding by the court or other body before which it was brought for insufficiency of evidence of any disabling conduct with which such [Trustee, officer, employee or other agent of the Trust] has been charged.” Article VI, Section 4 of the Trust’s By-Laws also states that the “rights of indemnification herein provided (i) may be insured against by policies maintained by the Trust on behalf of any [Trustee, officer, employee or other agent of the Trust], (ii) shall be severable, (iii) shall not be exclusive of or affect any other rights to which any [Trustee, officer, employee or other agent of the Trust] may now or hereafter be entitled and (iv) shall inure to the benefit of [such party’s] heirs, executors and administrators.”

Registrant’s Investment Management Agreements state:

Limitations on Liability. Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Manager’s undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.

Sections 5(a) and 5(b) of the Registrant’s Investment Advisory Agreements generally state:

5.	LIABILITY AND INDEMNIFICATION

(a) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law by the Adviser or its Affiliates with respect to the services provided to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser or its Affiliates for, and the Adviser shall indemnify and hold harmless the Trust, the Manager, all affiliated persons thereof (within the meaning of
Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser Indemnitees (as defined below) for use therein.

(b) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Manager and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnities may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Manager which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser Indemnitees for use therein.

Section 14 of the Registrant’s Distribution Agreements states:

The Trust shall indemnify and hold harmless [the Distributor] from any and all losses, claims, damages or liabilities (or actions in respect thereof) to which [the Distributor] may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or result from negligent, improper, fraudulent or unauthorized acts or omissions by the Trust or its officers, trustees, agents or representatives, other than acts or omissions caused directly or indirectly by [the Distributor].

[The Distributor] will indemnify and hold harmless the Trust, its officers, trustees, agents and representatives against any losses, claims, damages or liabilities, to which the Trust, its officers, trustees, agents and representatives may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Trust Prospectus and/or SAI or any supplements thereto; (ii) the omission or alleged omission to state any material fact required to be stated in the Trust Prospectus and/or SAI or any supplements thereto or necessary to make the statements therein not misleading; or (iii) other misconduct or negligence of [the Distributor] in its capacity as a principal underwriter of the Trust’s Class [IA, IB and/or K] shares and will reimburse the Trust, its officers, Trustees, agents and representatives for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that [the Distributor] shall not be liable in any such instance to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Trust Prospectus and/or SAI or any supplement in good faith reliance upon and in conformity with written information furnished by the Preparing Parties specifically for use in the preparation of the Trust Prospectus and/or SAI.

Section 6 of the Registrant’s Mutual Funds Service Agreement states:

(a) FMG LLC shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or negligence on FMG LLC’s part (or on the part of any third party to whom FMG LLC has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by FMG LLC (or by such third party) of its obligations and duties under this Agreement (in the case of FMG LLC) or under an agreement with FMG LLC (in the case of such third party) or, subject to Section 10 below, FMG LLC’s (or such third party) refusal or failure to comply with the terms of this Agreement (in the case of FMG LLC) or an agreement with FMG LLC (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of FMG LLC) or under an agreement with FMG LLC (in the case of such third party). In no event shall FMG LLC (or such third party) be liable for any indirect, incidental special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if FMG LLC (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b) Except to the extent that FMG LLC may be held liable pursuant to Section 6(a) above, FMG LLC shall not be responsible for, and the Trust shall indemnify and hold FMG LLC harmless from and against any and all losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities including, but not limited to, those arising out of or attributable to:

(i) any and all actions of FMG LLC or its officers or agents required to be taken pursuant to this Agreement;

(ii) the reliance on or use by FMG LLC or its officers or agents of information, records, or documents which are received by FMG LLC or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;

(iii) the Trust’s refusal or failure to comply with the terms of this Agreement or the Trust’s lack of good faith, or its actions, or lack thereof, involving negligence or willful misfeasance;

(iv) the breach of any representation or warranty of the Trust hereunder;

(v) the reliance on or the carrying out by FMG LLC or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;

(vi) any delays, inaccuracies, errors in or omissions from information or data provided to FMG LLC by data services, including data services providing information in connection with any third party computer system licensed to FMG LLC, and by any corporate action services, pricing services or securities brokers and dealers;

(vii) the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;

(viii) any failure of the Trust’s registration statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust’s prospectus;

(ix) except as provided for in Schedule B.III., the actions taken by the Trust, its Manager, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

(x) all actions, inactions, omissions, or errors caused by third parties to whom FMG LLC or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Portfolio, investment advisers, or Trust distributors.

The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify FMG LLC pursuant to this Agreement.

Section 12(a)(iv) of the Registrant’s Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

Article VIII of the Registrant’s Participation Agreement states:

8.1(a). AXA Equitable Life Insurance Company (for the purposes of this Article, “Equitable”) agrees to indemnify and hold harmless the Trust, each member of the Board, the Distributors, and the directors and officers and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Equitable), investigation of claims or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust’s shares or the Equitable Contracts or interests in the Accounts and:

(i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement, prospectus, or Statement of Additional Information for the Equitable Contracts or contained in the Equitable Contracts or sales literature for the Equitable Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to Equitable by or on behalf of the Trust for use in the registration statement, prospectus, or Statement of Additional Information for the Equitable Contracts or in the Equitable Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Equitable Contracts or Trust shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or Statement of Additional Information, or sales literature of the Trust not supplied by Equitable or persons under its control) or wrongful conduct of Equitable or persons under its control, with respect to the sale or distribution of the Equitable Contracts or Trust shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or Statement of Additional Information, or sales literature of the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Trust by or on behalf of Equitable; or

(iv) arise as a result of any failure by Equitable to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement; or

(v) arise out of or result from any material breach of any representation and/or warranty made by Equitable in this Agreement or arise out of or result from any other material breach of this Agreement by Equitable;

as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof…

8.2(a). Each of the Distributors agrees to indemnify and hold harmless Equitable, and the Trust and each of their directors and officers and each person, if any, who controls Equitable within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributors), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust’s shares or the Equitable Contracts or interests in the Accounts and:

(i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, prospectus or Statement of Additional Information, or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributors or Trust by or on behalf of Equitable for use in the Registration Statement, prospectus, or Statement of Additional Information for the Trust, or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Equitable Contracts or Trust shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or Statement of Additional Information, or sales literature for the Equitable Contracts not supplied by the Distributors or persons under their control) or wrongful conduct of the Distributors or persons under their control, with respect to the sale or distribution of the Equitable Contracts or Trust shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or Statement of Additional Information or sales literature covering the Equitable Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to Equitable by or on behalf of the Distributors or the Trust; or

(iv) arise as a result of any failure by the Distributors or the Trust to provide the services and furnish the materials required to be provided or furnished by the Distributors or the Trust under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification or other qualification requirements specified in Article VI of this Agreement); or

(v) arise out of or result from any material breach of any representation and/or warranty made by the Distributors in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributors;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof…

8.3(a) The Trust agrees to indemnify and hold harmless Equitable and each of its directors and officers and each person, if any, who controls Equitable within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust and:

(i) arise as a result of any failure by the Trust to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement (including a failure to comply with the diversification and other qualification requirements specified in … this Agreement); or

(ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof…

Article VII of the Registrant’s Second Amended and Restated Retirement Plan Participation Agreement states:

7.1. Indemnification By the Plan. Except as provided to the contrary in Section 7.4 or 7.5 hereof, AXA Equitable and the Plan shall jointly and severally indemnify and hold harmless the Trust, each member of the Board, the Distributor, the trustees, directors and officers thereof and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of AXA Equitable and the Plan), investigation of claims or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to, arise out of or are based upon:

(i) the failure (intentional or otherwise) of the Plan at any time to be or to continue to be a Qualified Plan…;

(ii) the sale or acquisition of the Class K shares of the Designated Portfolios and (1) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact made by AXA Equitable or the Plan or any person under its control or the omission or the alleged omission to state a material fact required to be stated or necessary to make such statements not misleading, unless such statement or omission or alleged statement or omission was made in reliance upon and in conformity with information furnished by the Trust or the Distributor to AXA Equitable or the Plan for use in connection with the sale or distribution of Class K shares of the Designated Portfolios; or (2) arise out of or as a result of warranties or representations (other than warranties or representations contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust not supplied by the Plan or persons under its control) or wrongful conduct of AXA Equitable or the Plan or any of such, with respect to the sale or distribution of Class K shares of the Designated Portfolios; or (3) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if such a statement or omission was made in reliance upon information furnished to the Trust or the Distributor by AXA Equitable or the Plan or persons under their control; or

(iii) arise as a result of any failure by the Plan to provide the services or furnish the materials required to be provided or furnished by it under the terms of this Agreement; or

(iv) arise out of or result from any material breach of any representation and/or warranty made by AXA Equitable or the Plan in this Agreement or arise out of or result from any other material breach of this Agreement by AXA Equitable or the Plan.

7.2. Indemnification by the Distributor. Except as provided to the contrary in Section 7.4 or 7.5 hereof, the Distributor shall indemnify and hold harmless the Plan, its trustees, the Trust, the Board and their officers and each person, if any, who controls the Plan within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to, arise out of or are based upon

(i) the sale or acquisition of Class K shares of the Designated Portfolios by the Plan and (1) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by the Distributor to the Trust for use in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or otherwise for use in connection with the sale or acquisition of Class K shares of the Delegated Portfolios by the Plan; or (2) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, but only if such statement or omission was made in reliance upon information furnished to the Plan or the Trust by the Distributor; or

(ii) any failure by the Distributor to provide the services and furnish the materials required to be provided or furnished by the Distributor under the terms of this Agreement; or

(iii) arise out of or result from any material breach of any representation and/or warranty made by the Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor.

7.3. Indemnification By the Trust. Except as provided to the contrary in Section 7.4 or 7.5 hereof, the Trust shall indemnify and hold harmless the Plan and each of its trustees and officers, the Distributor, the directors and officers thereof and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to, arise out of or are based upon:

(i) any failure by the Trust to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement (including a failure to comply with the diversification and other qualification requirements specified in … this Agreement); or

(ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust….

UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Manager and Advisers

FMG LLC is a registered investment adviser and serves as investment manager for all funds of the Registrant. The descriptions of FMG LLC and each of the advisers, as applicable, under the caption “Management of the Trust - The Manager” or “About the Investment Portfolios” in the Prospectuses and under the caption “Investment Management and Other Services” in the Statements of Additional Information constituting Parts A and B, respectively, of the Trust’s Registration Statement are incorporated herein by reference.

The information as to the directors and officers of FMG LLC is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-72220) and is incorporated herein by reference.

FMG LLC, with the approval of the Registrant’s Board of Trustees, selects advisers for certain portfolios of the Registrant. The following companies, all of which are registered investment advisers, serve as advisers for such portfolios.

The information as to the directors and officers of MFSIM is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17352) and is incorporated herein by reference.

The information as to the directors and officers of MSIM is set forth in Morgan Stanley Dean Witter Investment Management Inc.’s Form ADV filed with the Securities and Exchange Commission (File No. 801-15757) and is incorporated herein by reference.

The information as to the directors and officers of J. P. Morgan is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21011) and is incorporated herein by reference.

The information as to the directors and officers of First International is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-42427) and is incorporated herein by reference.

The information as to the directors and officers of AllianceBernstein is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56720) and is incorporated herein by reference.

The information as to the directors and officers of Capital Guardian is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60145) and is incorporated herein by reference.

The information as to the directors and officers of Calvert is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17044) and is incorporated herein by reference.

The information as to the directors and officers of Marsico is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-54914) and is incorporated herein by reference.

The information as to the directors and officers of Boston Advisors is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-66535) and is incorporated herein by reference.

The information as to the directors and officers of GAMCO is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-14132) and is incorporated herein by reference.

The information as to the directors and officers of Montag is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15398) and is incorporated herein by reference.

The information as to the directors and officers of UBS is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-34910) and is incorporated herein by reference.

The information as to the directors and officers of Wellington Management is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15908) and is incorporated herein by reference.

The information as to the directors and officers of PIMCO is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-48187) and is incorporated herein by reference.

The information as to directors and officers of Lord Abbett is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-6997) and is incorporated herein by reference.

The information as to directors and officers of Dreyfus is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-8147) and is incorporated herein by reference.

The information as to directors and officers of Davis is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-31648) and is incorporated herein by reference.

The information as to directors and officers of Franklin is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-51967) and is incorporated herein by reference.

The information as to directors and officers of Franklin Mutual is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-53068) and is incorporated herein by reference.

The information as to directors and officers of Oppenheimer is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-8253) and is incorporated herein by reference.

The information as to directors and officers of Templeton Investment is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15125) and is incorporated herein by reference.

The information as to directors and officers of Franklin Advisers is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-26292) and is incorporated herein by reference.

The information as to directors and officers of ICAP is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-40779) and is incorporated herein by reference.

The information as to directors and officers of WHV Investment Management is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-46131) and is incorporated herein by reference.

The information as to directors and officers of BlackRock Investment is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56972) and is incorporated herein by reference.

The information as to directors and officers of BlackRock Capital is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-57038) and is incorporated herein by reference.

The information as to directors and officers of T. Rowe Price is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-856) and is incorporated herein by reference.

The information as to directors and officers of SSgA FM is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60103) and is incorporated herein by reference.

The information as to directors and officers of Hirayama Investments is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-69407) and is incorporated herein by reference.

The information as to directors and officers of Wells Capital Management, Inc. is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21122) and is incorporated herein by reference.

The information as to directors and officers of Invesco Advisers, Inc. is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-33949) and is incorporated herein by reference.

The information as to directors and officers of Northern Cross, LLC. is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-62668) and is incorporated herein by reference.

The information as to directors and officers of EARNEST is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56189) and is incorporated herein by reference.

The information as the directors and officers of RBC GAM (US) is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-20303) and is incorporated herein by reference.

The information as to directors and officers of AXA IM is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60374) and is incorporated herein by reference.

The information as to directors and officers of Palisade Capital is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-48401) and is incorporated herein by reference.

The information as to directors and officers of AXA Rosenberg is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56080) and is incorporated herein by reference.

The information as to directors and officers of Diamond Hill is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-32176) and is incorporated herein by reference.

Item 32.	Principal Underwriter.

(a) AXA Distributors is the principal underwriter of the Trust’s shares. AXA Distributors also serves as a principal underwriter for AXA Premier VIP Trust and Separate Account No. 49 of AXA Equitable.

(b) Set forth below is certain information regarding the directors and officers of AXA Distributors, the principal underwriter of the Trust’s shares. The business address of each person listed below is 1290 Avenue of the Americas, New York, New York 10104.

AXA Distributors, LLC
NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA DISTRIBUTORS, INC.	POSITIONS AND OFFICES WITH THE TRUST
DIRECTORS
Nicholas B. Lane	Director
Michael P. McCarthy	Director

AXA Distributors, LLC
NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA DISTRIBUTORS, INC.	POSITIONS AND OFFICES WITH THE TRUST
OFFICERS
Nicholas B. Lane	Chairman of the Board, President, Chief Executive Officer & Chief Retirement Savings Officer
Manish Agarwal	Senior Vice President
David Ciotta	Senior Vice President
Harvey T. Fladeland	Senior Vice President
Nelida Garcia	Senior Vice President
Peter D. Golden	Senior Vice President
David Kahal	Senior Vice President
Kevin M. Kennedy	Senior Vice President
Windy Lawrence	Senior Vice President
Michael P. McCarthy	Senior Vice President and National Sales Manager
Timothy P. O’Hara	Senior Vice President
Michael Schumacher	Senior Vice President
Todd Solash	Senior Vice President
Mark Teitelbaum	Senior Vice President
Frank Acierno	Vice President
Ori Ben-Yishai	Vice President
Gerald J. Carroll	Vice President
James S. Crimmins	Vice President
Karen Farley	Vice President
Richard Frink	Vice President
Richard Frink	Vice President
Michael J. Gass	Vice President
Nicholas J. Gismondi	Vice President and CFO
Katharyn S. Gopie	Vice President
Nicholas D. Huth	Vice President and General Counsel
Laird Johnson	Vice President
Page W. Long	Vice President
Anju Nanda	Vice President
James S. O’Connor	Vice President
Matthew A. Schirripa	Vice President
Samuel Schwartz	Vice President
Jeffrey D. Spritzer	Vice President
John C. Taroni	Vice President and Treasurer
Robert P. Walsh	Vice President and Chief AML Officer
Jonathan Zales	Vice President
Caitlin Fleming	Assistant Vice President
Elizabeth M. Hafez	Assistant Vice President
Gregory C. Lashinsky	Assistant Vice President, Financial Operations Principal
Enrico Mossa	Assistant Vice President
Richard L. Olewnik	Assistant Vice President
James C. Pazareskis	Assistant Vice President
Denise Tedeschi	Assistant Vice President and Assistant Secretary
Francesca Divone	Secretary

(c)	Inapplicable.

Item 33.	Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s Custodian:

JPMorgan Chase Bank
4 New York Plaza, Floor 15
New York, New York 10004-2413

(b)	With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of the Registrant’s Manager or Sub-Administrator:

JPMorgan Investors Services Co.	AXA Equitable Funds Management Group, LLC
70 Fargo Street	1290 Avenue of the Americas
Boston, MA 02210	New York, New York 10104*

(c)	With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Manager or Advisers:

AXA Equitable Funds Management Group, LLC 1290 Avenue of the Americas New York, NY 10104	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, NY 10105

MFS Investment Management 500 Boylston Street Boston, MA 02116	Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020

Capital Guardian Trust Company 11100 Santa Monica Boulevard 17th Floor Los Angeles, CA 90025	JPMorgan Investment Management Inc. 522 Fifth Avenue New York, NY 10036

Calvert Asset Management Company, Inc. 4550 Montgomery Avenue Suite 1000N Bethesda, MD 20814	Marsico Capital Management, LLC 1200 17th Street Denver, CO 80202

*	AXA Equitable Funds Management Group, LLC may maintain certain books and records at offsite storage facilities, including: (1) Diversified Records and Diversified Information Technologies, Inc., 123 Wyoming Avenue, Scranton, PA 18503; (2) Iron Mountain 660 Distribution Drive SW, Atlanta, GA 30336 or 70 Twinbridge Drive, Pennsauken, NJ 08110; (3) Comprehensive Microfilm and Scanning Services, Inc., 66-68 Plymouth Street, Edwardsville, PA 18704; (4) Eagle Transfer Corporation, 23-03 49th Avenue, Long Island City, NY 11101.

Boston Advisors, LLC One Federal Street 26th Floor Boston, MA 02110	GAMCO Asset Management Inc. One Corporate Center Rye, NY 10580

The Dreyfus Corporation 200 Park Avenue New York, NY 10166	Wellington Management Company LLP 75 State Street Boston, MA 02109

Montag & Caldwell, Inc. 3455 Peachtree Road, N.W. Suite 1200 Atlanta, GA 30326-3249	Lord Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302

First International Advisors 3 Bishopsgate London EC2N 3AB England	UBS Global Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606

Franklin Advisory Services, LLC One Parker Plaza, Ninth Floor Fort Lee, NJ 07024	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403-1906

Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078	Davis Selected Advisers, L.P. 2949 East Elvira Road, Suite 101 Tucson, AZ 85706

BlackRock Investment Management LLC P.O. Box 9011 Princeton, NJ 08543-9011	OppenheimerFunds, Inc. Two World Financial Center 225 Liberty Street, 11th Floor New York, NY 10281-1008

BlackRock Capital Management, Inc. 100 Bellevue Parkway Wilmington, DE 19809	Templeton Investment Counsel 5500 E. Broward Boulevard Fort Lauderdale, FL 33394

Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	WHV Investment Management 353 Sacramento Street Suite 600 San Francisco, CA 94111

Institutional Capital, LLC 225 W. Wacker Drive Suite 2400 Chicago, IL 60606	Hirayama Investments 301 Battery Street Suite 400 San Francisco, CA 94111

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	SSgA Funds Management One Lincoln Street Boston, MA 02111

Pacific Investment Management Company, LLC 840 Newport Center Drive Newport Beach, CA 92660	Northern Cross, LLC 125 Summer Street, Suite 1400 Boston, MA 02110

Wells Capital Management 525 Market Street 10th Floor San Francisco, CA 94105	EARNEST Partners, LLC 1180 Peachtree Street, NE Atlanta, GA, 30309

RBC Global Asset Management (U.S.) Inc. 100 South Fifth Street Suite 2300 Minneapolis, MN 55402	AXA Investment Managers, Inc. One Fawcett Place Greenwich, CT 06830

Palisades Capital Management, L.L.C. One Bridge Plaza Fort Lee, NJ 07024	AXA Rosenberg Investment Management LLC 4 Orinda Way, Building E Orinda, CA 94563

Diamond Hill Capital Management, Inc. 325 John H. McConnell Blvd., Suite 200 Columbus, OH 43215

Item 34.	Management Services

None.

Item 35.	Undertakings

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 101 to its Registration Statement on Form N-1A (“Post-Effective Amendment”) meets all of the requirements for effectiveness under Rule 485(b) under the 1933 Act and that the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 30th day of September 2013.

EQ ADVISORS TRUST

By:	/s/ Steven M. Joenk

Name:	Steven M. Joenk
Title:	Trustee, Chairman, President and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven M. Joenk Steven M. Joenk	Trustee, Chairman, President and Chief Executive Officer	September 30, 2013

/s/ Jettie M. Edwards* Jettie M. Edwards	Trustee	September 30, 2013

/s/ William M. Kearns, Jr.* William M. Kearns, Jr.	Trustee	September 30, 2013

/s/ Christopher P.A. Komisarjevsky* Christopher P.A. Komisarjevsky	Trustee	September 30, 2013

/s/ Theodossios Athanassiades* Theodossios Athanassiades	Trustee	September 30, 2013

/s/ Gary S. Schpero* Gary S. Schpero	Trustee	September 30, 2013

/s/ Harvey Rosenthal* Harvey Rosenthal	Trustee	September 30, 2013

/s/ Kenneth L. Walker* Kenneth L. Walker	Trustee	September 30, 2013

/s/ Caroline L. Williams* Caroline L. Williams	Trustee	September 30, 2013

/s/ Brian Walsh* Brian Walsh	Treasurer and Chief Financial Officer	September 30, 2013

* By:	/s/ Steven M. Joenk
Steven M. Joenk
(Attorney-in-Fact)

EXHIBIT INDEX

(d)(1)(i)(A)(vii)	Amendment No. 6 effective as of May 1, 2013 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC.

(d)(1)(i)(A)(viii)	Amendment No. 7 effective as of September 1, 2013 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC.

(d)(1)(i)(A)(ix)	Amendment No. 8 effective as of October 21, 2013 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC.

(d)(1)(i)(C)(v)	Amendment No. 4 effective as of October 21, 2013 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC with respect to the Fund of Funds Portfolios.

(d)(38)(i)	Revised Form of Investment Advisory Agreement between FMG LLC and Palisade Capital effective as of October 21, 2013.

(d)(39)(i)	Form of Investment Advisory Agreement between FMG LLC and AXA Rosenberg effective as of October 21, 2013.

(e)(2)(xx)	Amendment No. 19 dated as of May 1, 2013 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated July 15, 2002 with respect to Class IB shares.

(e)(2)(xxi)	Amendment No. 20 dated as of October 21, 2013 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated July 15, 2002 with respect to Class IB shares.

(e)(5)(iv)	Amendment No. 3 dated as of May 1, 2013 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares.

(e)(5)(v)	Amendment No. 4 dated as of October 21, 2013 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares.

(g)(1)(xxiii)	Amendment No. 22 dated as of June 1, 2013 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.

(g)(1)(xxiv)	Amendment No. 23 dated as of October 21, 2013 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.

(h)(1)(vii)	Amendment No. 6 dated as of May 1, 2013 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC.

(h)(1)(viii)	Amendment No. 7 dated as of September 1, 2013 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC.

(h)(1)(ix)	Amendment No. 8 dated as of October 21, 2013 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC.

(h)(3)(vii)	Amendment No. 6 effective as of October 21, 2013 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011.

(h)(4)(xix)	Amendment No. 1 dated as of June 4, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012.

(h)(4)(xx)	Amendment No. 2 dated as of October 21, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012.

(i)(1)	Opinion and Consent of K&L Gates LLP with respect to the New Portfolios.

(j)(1)	Consent of Independent Registered Public Accounting Firm.

(p)(35)	Code of Ethics of Palisade Capital.

(p)(36)	Code of Ethics of AXA Rosenberg.

(p)(37)	Code of Ethics of Diamond Hill.